UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23325

SIX CIRCLES TRUST

On behalf of the following series:

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles Ultra Short Duration Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 464-2070

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2021

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2021 (Unaudited)

Dear Shareholder,

We are now nearly two years into a global pandemic that continues to shape our daily lives. Through highs and lows, the resiliency of the human spirit is a constant that continues to inspire. We hold you and your loved ones in our thoughts, as we look forward to more normal days ahead.

During the 12-month period covered by this annual report, the resiliency of the markets and the global economy continued to exceed expectations. In this environment, we used the Six Circles Funds to target our highest conviction ideas across asset classes and regions. We provide detailed discussions on the performance of the strategies we implemented in each of the Six Circles Funds on the following pages.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you all the best in 2022.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2021	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2021 (Unaudited)

Equity markets across the globe posted mixed returns in 2021. The economy is continuing to recover from COVID-19, and company earnings remain quite strong. However, concerns around the Omicron COVID variant, a potential slowdown in China, inflation, and the path of monetary policy have caused some to question the durability of this cycle. The MSCI USA Index was up 26.97% in 2021. While Developed Non-U.S. Equities closed the year in positive territory with the MSCI World ex-USA Index up 12.62%, Emerging Markets Equities were down with the MSCI Emerging Markets Index returning -2.54%, while the MSCI World Index was up 21.82% in 2021.

Global Bond and cash markets trailed equities; the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index returned 0.04% and the Bloomberg Barclays Global-Aggregate Index - Hedged USD had a negative return of -1.39%.

The Federal Open Market Committee decided to maintain the target range for the federal funds rate at 0 – 0.25%, given current levels of economic activity, the labor market, and inflation. The Committee stated that with inflation having exceeded 2% for some time, this target range is appropriate until labor market conditions have reached maximum employment levels.

We believe we are in the middle of a new economic cycle and expect continued upside, with some volatility, for risk assets over the next 12 months.

2	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	0.15%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.04%

Net Assets as of 12/31/2021 (In Thousands)	$620,423
Duration	0.72 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)During	the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Investment Grade Credit and Securitized Credit comprised approximately 74% of the Fund’s exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, both sectors contributed to the Fund’s performance on an absolute basis, as well as relative to the Index.

The Fund’s exposure to Government Bonds was the Fund’s largest sector underweight relative to the Index and comprised approximately 14% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, the sector detracted from the Fund’s performance on an absolute basis as well as relative to the Index.

On an allocation level, both of the Fund’s allocations – Global Markets and Core Ultra Short – contributed to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Ultra Short (BlackRock)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

DECEMBER 31, 2021	SIX CIRCLES TRUST	3

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 96% of the Fund invested in instruments with maturities of three years and under as of December 31, 2021.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2021, invests in a diversified fixed income portfolio on the shorter end of the U.S. fixed income market, balancing income against credit quality, within the context of the broader Portfolios.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2021, has a broad investment universe, seeking total return opportunities within the global fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31 , 2021
	1 Year	Since Inception (July 9, 2018)
Six Circles Ultra Short Duration Fund	0.15%	1.66%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.40% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.31% and 0.17% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Ultra Short Duration Fund and the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index from July 9, 2018 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

4	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	0.08%
iMoneyNet Tax-Free National Institutional Money Market Index	0.01%

Net Assets as of 12/31/2021 (In Thousands)	$643,067
Duration	0.62 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund invests at least 50% of its net assets in municipal securities, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	Insight North America LLC (“Insight”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the

iMoneyNet Tax-Free National Institutional Money Market Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Municipal Bonds and Investment Grade Credit were the largest sector exposures in the Fund on a look-through basis and comprised approximately 69% and 11% of the Fund, respectively, at the end of the reporting period. Both of these exposures contributed to the Fund’s performance on an absolute basis, as well as relative to the Index.

On an allocation level, both of the Fund’s allocations – Global Markets and Core Municipal Ultra Short – contributed to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Municipal Ultra Short (Insight)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 97% of the Fund invested in

DECEMBER 31, 2021	SIX CIRCLES TRUST	5

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

instruments with maturities of three years and under as of December 31, 2021.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Municipal Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2021, invests in a diversified fixed income portfolio on the shorter end of the U.S. municipal fixed income market, balancing income against credit quality, within the context of the broader Portfolio.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2021, has a broad investment universe, seeking total return opportunities within the global taxable fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (July 9, 2018)
Six Circles Tax Aware Ultra Short Duration Fund	0.08%	1.25%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.08% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Funds derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.14% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Ultra Short Duration Fund and the iMoneyNet Tax-Free National Institutional Money Market Index from July 9, 2018 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Although the performance of the iMoneyNet Tax-Free National Institutional Money Market Index reflects returns of constituent mutual funds net of expenses, the index itself is unmanaged and no expenses are deducted at the index level. The performance of the Index has also been adjusted to reflect reinvestment of all dividends and capital gain distributions of the mutual funds included in the Index, if applicable.

The iMoneyNet Tax-Free National Institutional Money Market Index is an average of all tax-free and municipal, U.S.-domiciled institutional and retail money market funds. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

6	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	30.48%
MSCI USA Index	26.97%

Net Assets as of 12/31/2021 (In Thousands)	$18,337,953

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles U.S. Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Health Care, Industrials, Financials and Communications Services sectors comprised approximately 60% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, all four sectors contributed to the fund’s performance on an absolute basis. Health Care, Financials and Communication Services contributed relative to the index while Industrials detracted.

Real Estate and Information Technology sectors comprised approximately 23% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. Both sectors contributed to the Fund’s performance on an absolute basis. Information Technology contributed relative to the index, while positioning in Real Estate detracted.

On the sleeve level, the Fund’s allocation to U.S. Financials was the largest contributor on an absolute basis. There were no sleeve level detractors to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twelve strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	17%
U.S. Software	15
U.S. Interactive Media & Services	12
U.S. Financials	11
U.S. Pharmaceuticals	11
U.S. Internet Retail	8
U.S. Managed Health Care	7
U.S. Industrials	6
U.S. Air & Freight	4
U.S. Beverages	4
U.S. Semiconductor & Semiconductor Equipment	3
U.S. Biotechnology	2

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

DECEMBER 31, 2021	SIX CIRCLES TRUST	7

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

Allocation to Broad USA comprised approximately 17% of the Fund as of December 31, 2021. Within the context of the broader Portfolios, the Adviser believes that an allocation to Broad USA provides the ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocation to U.S. Software and U.S. Internet Retail provides what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto cloud-based platforms. These exposures collectively comprised approximately 23% of the Fund as of December 31, 2021.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 12% of the Fund as of December 31, 2021. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

Allocation to U.S. Financials comprised approximately 11% of the Fund as of December 31, 2021. The Adviser believes in capital adequacy and dividend sustainability in the sector, and has conviction in the position given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 11% and 2% of the Fund respectively, as of December 31, 2021. The Adviser believes that the market is overestimating the risks that potential policy changes may have, given the industry’s long-term growth tailwinds.

Allocation to U.S. Managed Health Care comprised approximately 7% of the Fund as of December 31, 2021. The Adviser believes that the allocation gives the portfolio exposure to high quality companies within the Healthcare subsector that may have upside not appreciated by the market.

Allocation to U.S. Industrials was approximately 6% of the Fund as of December 31, 2021. The Adviser believes that the Industrials are cyclical companies that would benefit from economic recovery and growth.

The Adviser believes that allocation to U.S. Air Freight & Logistics has benefited from COVID-19 given the sector’s e-commerce networks. This allocation comprised approximately 4% of the Fund as of December 31, 2021.

Allocation to U.S. Beverages was approximately 4% of the Fund’s exposure as of December 31, 2021 and reflects the Adviser’s belief that major players of this sector are going through structural changes and are set to improve free cash flow conversion.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment industries are now more reasonable and provide an attractive entry point. This allocation comprised approximately 3% of the Fund as of December 31, 2021.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (July 9, 2018)
Six Circles U.S. Unconstrained Equity Fund	30.48%	20.09%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

8	SIX CIRCLES TRUST	DECEMBER 31, 2021

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.27% and 0.06% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles U.S. Unconstrained Equity Fund and the MSCI USA Index from July 9, 2018 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 624 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2021	SIX CIRCLES TRUST	9

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	14.04%
MSCI World ex-USA Index	12.62%

Net Assets as of 12/31/2021 (In Thousands)	$14,228,563

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles International Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed the MSCI World ex-USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Utilities and Health Care sectors comprised approximately 29% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. Health Care contributed to the Fund’s performance on an absolute basis, as well as relative to the Index, while Utilities detracted.

Industrials and Materials sectors comprised approximately 13% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. Both sectors contributed to the Fund’s performance on an absolute basis, as well as relative to index.

On the sleeve level, the Fund’s allocation to Europe Pharmaceuticals was the largest contributor on an absolute basis, while the allocation to Europe ex-UK was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eleven strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe ex-UK	33%
Europe Financials	14
Europe Pharmaceuticals	14
Europe ex-UK Utilities	8
Broad UK	7
Europe Autos	5
Europe Food Products	5
European Information Technology	5
Europe Industrials	4
Japan Consumer Electronics	3
Korea Technology Hardware Storage & Peripherals	2

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

Allocation to Europe ex-UK comprised approximately 33% of the Fund as of December 31, 2021. Within the context of the broader Portfolios, the Adviser has high conviction in Europe with a successful vaccine rollout and recovery of the market.

10	SIX CIRCLES TRUST	DECEMBER 31, 2021

Allocation to Europe Financials was approximately 14% of the Fund as of December 31, 2021. The Adviser believes in the capital adequacy and the capacity of the sector to pay dividends. The Adviser believes valuations have been compelling and the market has become more realistic about the outlook for credit costs.

Allocation to Europe Pharmaceuticals comprised approximately 14% of the Fund as of December 31, 2021 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals and valuations, within the context of the broader Portfolios.

The Adviser believes that allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 8% of the Fund as of December 31, 2021.

Allocation to Broad UK comprised approximately 7% of the Fund as of December 31, 2021. Within the context of the broader Portfolios, the Adviser believes that the allocation adds to a more cyclical European market that has clarity as COVID-19 looks to subside.

The Adviser believes that allocation to Europe Automobiles is expected to perform well as the economy recovers. The focus on electric vehicles are likely to be a tailwind. This allocation comprised approximately 5% of the Fund as of December 31, 2021.

Allocation to European Food Products was approximately 5% of the fund as of December 31, 2021 and serves as a defensive position, allowing the Adviser access to a concentrated index of high quality European companies.

Allocation to Europe Information Technology, which allows the Adviser to access broad European Technology within the Technology sector with secular tailwinds and a large concentration in semiconductors, was approximately 5% of the Fund as of December 31, 2021.

Allocation to Europe Industrials was approximately 4% of the Fund as of December 31, 2021. The Adviser believes that the Industrials sector is built on cyclical exposures that would benefit from economic recovery and growth.

The Adviser believes that the allocation to Japan Consumer Electronics provides exposure to high quality Japanese equity with evolving business models. The allocation was approximately 3% of the Fund as of December 31, 2021.

The Adviser believes that the allocation to Korea Technology Hardware, Storage and Peripherals provides exposure to a strong player within the global technology supply chain. The allocation was approximately 2% of the Fund as of December 31, 2021.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (July 9, 2018)
Six Circles International Unconstrained Equity Fund	14.04%	5.31%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

DECEMBER 31, 2021	SIX CIRCLES TRUST	11

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.10% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles International Unconstrained Equity Fund and the MSCI World ex-USA Index from July 9, 2018 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 931 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	(0.74)%
Bloomberg Barclays Global-Aggregate Index - Hedged USD	(1.39)%

Net Assets as of 12/31/2021 (In Thousands)	$7,804,063
Duration	6.70 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Global Bond Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in a global portfolio of investment grade fixed income securities with varying maturities across government, corporate, and securitized fixed income sectors. The Fund will also allocate across a number of different countries around the World.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, Inc. (“PGIM”)

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2021 through December 31, 2021, (the “reporting period”) the Fund posted a negative return on an absolute basis, but outperformed relative to the Bloomberg Barclays Global-Aggregate Index - Hedged USD (the “Hedged Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Government Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 45% of the Fund at the end of the reporting period, with the Fund being underweight this sector relative to the Index. Government Bonds detracted from the Fund’s performance on an absolute basis during the reporting period, but contributed relative to the index.

Emerging Market Debt comprised approximately 7% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being overweight this sector relative to the Index. During the reporting period, exposure to Extended Credit contributed to the Fund’s performance on an absolute basis, as well as relative to the index.

On an allocation level, the Fund’s allocation to Asia Pacific Government ex-China was the largest contributor to the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eleven strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Asia Pacific Government ex-China (BlackRock)	29%
China Treasury + Policy Bank (BlackRock)	12
Global Credit (PGIM)	10
Global Securitized (PIMCO)	10
Pan-European Government (BlackRock)	9
Pan-European Credit (BlackRock)	8
U.S. Securitized (BlackRock)	8
U.S. Government (BlackRock)	7
Global Government (PGIM)	5
Pan-European Securitized (BlackRock)	1
U.S. Credit (BlackRock)	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

DECEMBER 31, 2021	SIX CIRCLES TRUST	13

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

Allocations to Asia Pacific Government ex-China and Pan-European Government comprised approximately 38% of the Fund as of December 31, 2021 and provide what the Adviser believes is a low tracking error, tactical way to allocate to government bonds within these regions.

Allocation to Global Credit and Pan European Credit comprised approximately 18% of the Fund as of December 31, 2021, and provides what the Adviser believes to be a full tracking error, flexible access point to a broad range of global corporate bonds across different regions, sectors, and credit qualities.

Allocation to Global Securitized and Pan European Securitized comprised approximately 11% of the Fund as of December 31, 2021 and provides what the Adviser believes to be full tracking error, flexible access to a broad range of securitized debt across different regions, sectors, and credit qualities.

The Adviser believes that the allocation to Global Government provides full tracking error access to a broad range of government bonds across different regions. The allocation was approximately 5% of the Fund as of December 31, 2021.

Allocations to U.S. Credit, U.S. Government, and U.S. Securitized comprised approximately 16% of the Fund as of December 31, 2021. These allocations provide what the Adviser believes is a low tracking error, tactical way to allocate within these sectors.

Allocations to China Treasury and Policy Bank comprised approximately 12% of the Fund as of December 31, 2021. This exposure allows the portfolio to tactically allocate to Chinese government bonds.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (May 19, 2020)
Six Circles Global Bond Fund	(0.74)%	1.17%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.31% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Funds derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.36% and 0.16% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Global Bond Fund and the Bloomberg Barclays Global-Aggregate Index - Hedged USD from May 19, 2020 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays Global-Aggregate Index - Hedged USD does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the global investment grade fixed income markets. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard

14	SIX CIRCLES TRUST	DECEMBER 31, 2021

or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2021	SIX CIRCLES TRUST	15

Six Circles Tax Aware Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31 , 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	1.05%
Bloomberg Barclays 1-15 Year Municipal Bond Index	0.86%

Net Assets as of 12/31/2021 (In Thousands)	$6,392,319
Duration	4.82 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Bond Fund (the “Fund”) seeks to provide after-tax total return. The Fund invests at least 50% in municipal securities across varying maturity ranges, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently engages the following Sub-Advisers:

•	Allspring Global Investments, LLC (“Allspring”)
•	BlackRock Investment Management, LLC (“BlackRock”)(a)
•	Capital International Inc. (“Capital Group”)
•	Nuveen Asset Management, LLC (“Nuveen”)

(a) During the reporting period, the Adviser did not allocate Fund assets to this Sub-Adviser.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2021 through December 31, 2021, (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg Barclays 1-15 Year Municipal Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the

Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, Municipal Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 95% of the Fund at the end of the reporting period. This sector contributed to the Fund’s performance on an absolute basis as well as relative to benchmark during the reporting period.

High Yield Municipal Bonds were approximately 2% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, exposure to High Yield Municipal Bonds contributed to the Fund’s performance on an absolute basis, as well as relative to the index.

On an allocation level, the full tracking error Municipal allocations managed by Nuveen and Allspring were the largest contributors on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to five strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Municipals (Allspring)	30%
Municipals (Nuveen)	30
Short Duration Municipal (Capital Group)	26
Intermediate Duration Municipal (Capital Group)	8
Long Duration Municipal (Capital Group)	6

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

16	SIX CIRCLES TRUST	DECEMBER 31, 2021

Allocations to Short Duration Municipal, Intermediate Duration Municipal and Long Duration Municipal comprised approximately 26%, 8% and 6% of the Fund, respectively, as of December 31, 2021. These allocations provide what the Adviser believes to be low tracking error, flexible access points to municipal debt within short and intermediate maturity ranges.

The Adviser believes that the allocations to Municipal strategies sub-advised by Nuveen and Allspring provide full tracking error, flexible access to a broad range of municipals across different sectors and credit qualities. Each of these allocations were approximately 30% of the Fund as of December 31, 2021.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (May 19, 2020)
Six Circles Tax Aware Bond Fund	1.05%	3.74%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.35% and 0.18% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Bond Fund and the Bloomberg Barclays 1-15 Year Municipal Bond Index from May 19, 2020 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays 1-15 Year Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2021	SIX CIRCLES TRUST	17

Six Circles Credit Opportunities Fund

FUND COMMENTARY

Twelve Months Ended December 31 , 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	3.42%
Bloomberg Barclays U.S. Intermediate Corporate Bond Index	(1.00)%

Net Assets as of 12/31/2021 (In Thousands)	$3,579,429
Duration	3.30 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Credit Opportunities Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”). The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	BlueBay Asset Management LLP (“BlueBay”)(a)
•	Federated Investment Management Company (“Federated”)
•	Lord Abbett & Co, LLC (“Lord Abbett”)
•	Muzinich & Co., Inc. (“Muzinich”)(a)
•	Pacific Investment Management Company LLC (“PIMCO”)(a)
•	PGIM, INC. (“PGIM”)

(a)	During the reporting period, the Fund has not allocated assets to these Sub-Advisers.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2021 through December 31, 2021, (the “reporting period”) the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg

Barclays U.S. Intermediate Corporate Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

By sector composition, High Yield was the largest sector exposure in the Fund on a look-through basis and comprised approximately 71% of the Fund at the end of the reporting period. During the reporting period, this sector contributed to the Fund’s performance on an absolute basis and relative to the Index.

Investment Grade Corporate Bonds was the largest sector underweight, with approximately 8% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, exposure to Investment Grade Corporate Bonds contributed to the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, High Yield allocations managed by BlackRock and PGIM, were the largest contributors on an absolute basis period and relative to the Index during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to four Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
High Yield (BlackRock)	38%
High Yield (PGIM)	28
Short Duration (Lord Abbett)	25
High Yield (Federated)	9

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

18	SIX CIRCLES TRUST	DECEMBER 31, 2021

Allocations to High Yield managed by BlackRock comprised approximately 38% of the Fund as of December 31, 2021. The Adviser believes that the allocation provides flexibility in the portfolio construction process for adjusting credit quality and sector allocations in response to market movements.

Allocations to High Yield managed by PGIM comprised approximately 28% of the Fund as of December 31, 2021. This allocation provides what the Adviser believes to be a broader market exposure, with potential ability to offer excess returns without taking large sector or credit rating bets.

Allocations to Short Duration managed by Lord Abbett comprised approximately 25% of the Fund as of December 31, 2021. The adviser believes that this allocation provides a higher quality, shorter duration exposure and consists of investment grade and securitized bonds.

The allocation to High Yield managed by Federated comprised approximately 9% of the Fund as of December 31, 2021 and provides what the Adviser believes to be a more focused exposure to CCC or B-rated names.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (August 19, 2020)
Six Circles Credit Opportunities Fund	3.42%	5.56%

GROWTH OF $10,000 REPORT (08/19/2020 TO 12/31/2021)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	0.02% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 1.11% and 0.44% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on August 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Credit Opportunities Fund and the Bloomberg Barclays U.S. Intermediate Corporate Bond Index from August 19, 2020 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Intermediate Corporate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg Barclays U.S. Intermediate Corporate Total Return Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2021	SIX CIRCLES TRUST	19

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — 10.5%
Anchorage Capital CLO 3-R Ltd., (Cayman Islands),
Series 2014-3RA, Class A, (ICE LIBOR USD 3 Month + 1.05%), 1.19%, 01/28/2031 (e) (aa)		1,250	1,247
Series 2015-7A, Class AR2, (ICE LIBOR USD 3 Month + 1.09%), 1.23%, 01/28/2031 (e) (aa)		1,577	1,577
Apidos CLO XXI, (Cayman Islands), Series 2015-21A, Class A1R, (ICE LIBOR USD 3 Month + 0.93%), 1.06%, 07/18/2027 (e) (aa)		412	412
Atlas Senior Loan Fund III Ltd., (Cayman Islands), Series 2013-1A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 0.99%, 11/17/2027 (e) (aa)		272	272
Atrium XII, (Cayman Islands), Series 12A, Class AR, (ICE LIBOR USD 3 Month + 0.83%), 0.96%, 04/22/2027 (e) (aa)		896	896
Autoflorence 2 Srl, (Italy),
Series 2, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 0.06%, 12/24/2044 (aa)	EUR	777	895
Series 2, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%), 0.11%, 12/24/2044 (aa)	EUR	161	183
Avery Point VI CLO Ltd., (Cayman Islands), Series 2015-6A, Class AR2, (ICE LIBOR USD 3 Month + 0.90%), 1.04%, 08/05/2027 (e) (aa)		1,273	1,272
BA Credit Card Trust, Series 2021-A1, Class A1, 0.44%, 09/15/2026		2,180	2,148
Battalion CLO 18 Ltd., (Cayman Islands), Series 2020-18A, Class AR, (ICE LIBOR USD 3 Month + 1.20%), 1.33%, 10/15/2036 (e) (aa)		1,000	1,001
Benefit Street Partners CLO Ltd., (Cayman Islands), Series 2015-6BR, Class A, (ICE LIBOR USD 3 Month + 1.19%), 1.32%, 07/20/2034 (e) (aa)		1,000	1,000
Benefit Street Partners CLO VIII Ltd., (Cayman Islands), Series 2015-8A, Class A1AR, (ICE LIBOR USD 3 Month + 1.10%), 1.23%, 01/20/2031 (e) (aa)		1,000	1,000
Birch Grove CLO Ltd., (Cayman Islands), Series 19A, Class AR, (ICE LIBOR USD 3 Month + 1.13%), 1.33%, 06/15/2031 (e) (aa)		2,000	1,997
BSPRT Issuer Ltd., (Cayman Islands), Series 2021-FL7, Class A, (ICE LIBOR USD 1 Month + 1.32%), 1.42%, 12/15/2038 (e) (aa)		360	360
Burnham Park CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 1.28%, 10/20/2029 (e) (aa)		500	500
CarMax Auto Owner Trust, Series 2021-2, Class A3, 0.52%, 02/17/2026		1,060	1,054

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Chesapeake Funding II LLC,
Series 2019-1A, Class A1, 2.94%, 04/15/2031 (e)		391	394
Series 2020-1A, Class A2, (ICE LIBOR USD 1 Month + 0.65%), 0.76%, 08/16/2032 (e) (aa)		679	681
CIFC Funding Ltd., (Cayman Islands), Series 2014-5A, Class A1R2, (ICE LIBOR USD 3 Month + 1.20%), 1.32%, 10/17/2031 (e) (aa)		750	750
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, (ICE LIBOR USD 1 Month + 1.35%), 1.45%, 10/25/2037 (e) (aa)		285	286
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/2030 (e)		350	347
Dowson plc, (United Kingdom),
Series 2021-2, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.68%), 0.73%, 10/20/2028 (aa)	GBP	727	986
Series 2021-2, Class B, Reg. S, (SONIA Interest Rate Benchmark + 1.20%), 1.25%, 10/20/2028 (aa)	GBP	200	270
Dryden 49 Senior Loan Fund, (Cayman Islands), Series 2017-49A, Class AR, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 07/18/2030 (e) (aa)		1,500	1,498
DT Auto Owner Trust, Series 2020-3A, Class A, 0.54%, 04/15/2024 (e)		520	520
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		1,062	1,053
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.06%, 05/20/2025 (e)		610	615
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		798	778
Ford Auto Securitization Trust, (Canada),
Series 2019-BA, Class A2, 2.32%, 10/15/2023 (e)	CAD	268	213
Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	1,300	1,024
Ford Credit Floorplan Master Owner Trust A,
Series 2019-1, Class A, 2.84%, 03/15/2024		1,400	1,407
Series 2019-3, Class A2, (ICE LIBOR USD 1 Month + 0.60%), 0.71%, 09/15/2024 (aa)		2,480	2,486
Series 2020-1, Class A1, 0.70%, 09/15/2025		1,400	1,394
Gilbert Park CLO Ltd., (Cayman Islands), Series 2017-1A, Class A, (ICE LIBOR USD 3 Month + 1.19%), 1.31%, 10/15/2030 (e) (aa)		1,650	1,650
Globaldrive Auto Receivables UK plc, (United Kingdom), Series 2019-UKA, Class B, Reg. S, (SONIA Interest Rate Benchmark + 1.50%), 1.55%, 09/20/2026 (aa)	GBP	439	595

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — continued
GMF Canada Leasing Trust, (Canada), Series 2021-1A, Class A2, 0.64%, 03/20/2024 (e)	CAD	800	631
Honda Auto Receivables Owner Trust, Series 2018-4, Class A3, 3.16%, 01/17/2023		66	66
ICG US CLO Ltd., (Cayman Islands), Series 2015-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.14%), 1.26%, 10/19/2028 (e) (aa)		832	832
John Deere Owner Trust, Series 2020-B, Class A2, 0.41%, 03/15/2023		111	111
KVK CLO Ltd., (Cayman Islands), Series 2018-1A, Class A, (ICE LIBOR USD 3 Month + 0.93%), 1.09%, 05/20/2029 (e) (aa)		215	215
Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, SUB, 3.75%, 04/25/2059 (e)		198	198
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		1,500	1,479
Navient Private Education Loan Trust, Series 2017-A, Class A2B, (ICE LIBOR USD 1 Month + 0.90%), 1.01%, 12/16/2058 (e) (aa)		405	405
Nelnet Student Loan Trust, Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.00%, 06/27/2067 (e) (aa)		1,033	1,046
Neuberger Berman Loan Advisers CLO 26 Ltd., (Cayman Islands), Series 2017-26A, Class AR, (ICE LIBOR USD 3 Month + 0.92%), 1.07%, 10/18/2030 (e) (aa)		1,900	1,895
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		300	307
Oscar US Funding XII LLC, (Japan), Series 2021-1A, Class A2, 0.40%, 03/11/2024 (e)		1,073	1,072
Oscar US Funding XIII LLC, Series 2021-2A, Class A2, 0.39%, 08/12/2024 (e)		800	799
OZLM XII Ltd., (Cayman Islands), Series 2015-12A, Class A1R, (ICE LIBOR USD 3 Month + 1.05%), 1.18%, 04/30/2027 (e) (aa)		47	47
Palmer Square CLO Ltd., (Cayman Islands), Series 2013-2A, Class A1A3, (ICE LIBOR USD 3 Month + 1.00%), 1.12%, 10/17/2031 (e) (aa)		250	250
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2018-5A, Class A1, (ICE LIBOR USD 3 Month + 0.85%), 0.98%, 01/20/2027 (e) (aa)		452	452
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 0.90%, 07/25/2035 (aa)		1,036	1,036

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Pawnee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)		1,000	994
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)		774	768
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)		700	699
Prodigy Finance CM2021-1 DAC, (Ireland), Series 2021-1A, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.35%, 07/25/2051 (e) (aa)		199	199
Red & Black Auto Germany UG, (Germany), Series 8, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%), 0.16%, 09/15/2030 (aa)	EUR	200	227
Red & Black Auto Italy Srl, (Italy), Series 1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 0.05%, 12/28/2031 (aa)	EUR	1,732	1,984
RR 3 Ltd., (Cayman Islands), Series 2018-3A, Class A1R2, (ICE LIBOR USD 3 Month + 1.09%), 1.21%, 01/15/2030 (e) (aa)		1,000	999
Santander Drive Auto Receivables Trust,
Series 2020-4, Class A3, 0.48%, 07/15/2024		380	381
Series 2021-2, Class A2, 0.28%, 04/15/2024		156	156
SC Germany SA Compartment Consumer, (Luxembourg), Series 2020-1, Class C, Reg. S, (ICE LIBOR EUR 1 Month + 1.75%), 1.17%, 11/14/2034 (aa)	EUR	478	550
SLM Student Loan Trust,
Series 2003-10A, Class A3, (ICE LIBOR USD 3 Month + 0.47%), 0.67%, 12/15/2027 (e) (aa)		295	295
Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 0.72%, 10/25/2029 (e) (aa)		1,339	1,342
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 2.98%, 07/15/2027 (e)		136	137
Series 2016-B, Class A2B, (ICE LIBOR USD 1 Month + 1.45%), 1.56%, 02/17/2032 (e) (aa)		918	929
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		645	651
Series 2017-A, Class A2B, (ICE LIBOR USD 1 Month + 0.90%), 1.01%, 09/15/2034 (e) (aa)		1,276	1,282
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		624	619
Series 2021-C, Class A1, (ICE LIBOR USD 1 Month + 0.40%), 0.49%, 01/15/2053 (e) (aa)		359	359

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	21

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B, 2.36%, 12/27/2032 (e)	195	196
Symphony CLO XXIV Ltd., (Cayman Islands), Series 2020-24A, Class A, (ICE LIBOR USD 3 Month + 1.20%), 1.32%, 01/23/2032 (e) (aa)	700	700
TCI-Symphony CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR2, (ICE LIBOR USD 3 Month + 1.02%), 1.14%, 10/13/2032 (e) (aa)	265	265
Towd Point Asset Trust, Series 2021-SL1, Class A2, (ICE LIBOR USD 1 Month + 0.70%), 0.80%, 11/20/2061 (e) (aa)	267	267
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 1.10%, 05/25/2058 (e) (aa)	440	442
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)	1,500	1,496
Venture XVIII CLO Ltd., (Cayman Islands), Series 2014-18A, Class AR, (ICE LIBOR USD 3 Month + 1.22%), 1.34%, 10/15/2029 (e) (aa)	2,100	2,098
Verizon Owner Trust, Series 2020-A, Class A1B, (ICE LIBOR USD 1 Month + 0.27%), 0.37%, 07/22/2024 (aa)	520	520
Voya CLO Ltd., (Cayman Islands),
Series 2015-2A, Class AR, (ICE LIBOR USD 3 Month + 0.97%), 1.09%, 07/23/2027 (e) (aa)	547	546
Series 2018-3A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 1.27%, 10/15/2031 (e) (aa)	1,150	1,150
VOYA CLO, (Cayman Islands), Series 2017-2A, Class A1R, (ICE LIBOR USD 3 Month + 0.98%), 1.10%, 06/07/2030 (e) (aa)	270	270
Westlake Automobile Receivables Trust, Series 2021-3A, Class A3, 0.95%, 06/16/2025 (e)	1,460	1,457
World Omni Select Auto Trust, Series 2020-A, Class A2, 0.47%, 06/17/2024	117	117

Total Asset-Backed Securities (Cost $65,886)		65,697

Certificates of Deposit — 1.5%
Financial — 1.5%
Banks — 1.5%
Credit Suisse AG, (Switzerland),
(United States SOFR + 0.43%), 0.48%, 10/28/2022 (aa)	4,500	4,507
0.50%, 10/28/2022	1,400	1,397
Goldman Sachs Bank USA, 0.00%, 01/13/2023	2,000	2,000
Sumitomo Mitsui Banking Corp., (Japan), 0.70%, 07/15/2022	1,600	1,602

Total Financial		9,506

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Total Certificates of Deposit (Cost $9,500)			9,506

Collateralized Mortgage Obligations — 3.5%
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 0.86%, 11/16/2066 (e) (aa)		98	99
Canterbury Finance NO 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Interest Rate Benchmark + 1.35%), 1.40%, 05/16/2056 (aa)	GBP	885	1,204
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 08/20/2045 (aa)	GBP	577	781
COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.26%, 09/25/2065 (e) (z)		178	176
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		366	366
Finsbury Square plc, (United Kingdom),
Series 2018-2, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.95%), 1.04%, 09/12/2068 (aa)	GBP	199	269
Series 2019-3, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.01%), 1.06%, 12/16/2069 (aa)	GBP	156	212
Series 2020-2A, Class A, (SONIA Interest Rate Benchmark + 1.30%), 1.35%, 06/16/2070 (e) (aa)	GBP	398	542
FNMA REMICS, Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 0.89%, 05/25/2050 (aa)		2,057	2,075
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		804	809
GNMA,
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 0.73%, 12/20/2064 (aa)		1,389	1,400
Series 2017-121, Class PE, 3.00%, 07/20/2046		301	305
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 0.43%, 08/20/2065 (aa)		1,933	1,932
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 0.52%, 05/20/2044 (aa)		498	498
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 1.55%, 06/20/2071 (aa)		1,580	1,697
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)		407	407
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A9, (United States 30 Day Average SOFR + 0.85%), 0.90%, 02/25/2052 (e) (aa)		969	970

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Collateralized Mortgage Obligations — continued
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)		1,386	1,373
London Wall Mortgage Capital plc, (United Kingdom), Series 2017-FL1, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.85%), 0.95%, 11/15/2049 (aa)	GBP	37	50
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)		487	479
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		148	158
Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)		974	968
Polaris RMBS, (United Kingdom), Series 2019-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.25%), 1.33%, 04/27/2057 (aa)	GBP	409	554
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)		360	355
Resimac Bastille Trust Series, (Australia), Series 2021-2NCA, Class A1A, (ICE LIBOR USD 1 Month + 0.65%), 0.75%, 02/03/2053 (e) (aa)		480	480
Ripon Mortgages plc, (United Kingdom), Series 1X, Class A1, Reg. S, (ICE LIBOR GBP 3 Month + 0.80%), 0.91%, 08/20/2056 (aa)	GBP	168	228
Sage AR Funding No 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 1.30%, 11/17/2030 (e) (aa)	GBP	800	1,085
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		410	410
Series 2020-INV1, Class A1, 1.03%, 11/25/2055 (e) (z)		236	234
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)		490	487
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 07/20/2060 (e) (aa)	GBP	177	241
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 07/20/2045 (e) (aa)	GBP	726	985

Total Collateralized Mortgage Obligations (Cost $21,584)			21,829

Commercial Mortgage-Backed Securities —4.4%
AREIT Trust,
Series 2019-CRE3, Class A, (United States 30 Day Average SOFR + 1.13%), 1.18%, 09/14/2036 (e) (aa)		209	209

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2021-CRE5, Class A, (ICE LIBOR USD 1 Month + 1.08%), 1.19%, 07/17/2026 (e) (aa)	700	699
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 1.16%, 04/15/2036 (e) (aa)	400	399
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 09/15/2036 (e) (aa)	500	499
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058	1,052	1,088
Citigroup Commercial Mortgage Trust,
Series 2013-GC15, Class A4, 4.37%, 09/10/2046 (z)	1,000	1,046
Series 2021-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.18%), 1.29%, 10/15/2036 (e) (aa)	900	900
COMM, Series 2013-GAM, Class A2, 3.37%, 02/10/2028 (e)	1,278	1,269
COMM Mortgage Trust,
Series 2013-CR8, Class A5, 3.61%, 06/10/2046 (z)	418	430
Series 2013-CR11, Class A4, 4.26%, 08/10/2050	750	785
Series 2013-CR12, Class A4, 4.05%, 10/10/2046	260	272
Series 2014-UBS2, Class ASB, 3.47%, 03/10/2047	867	890
Series 2014-UBS3, Class A4, 3.82%, 06/10/2047	1,600	1,683
Series 2015-CR23, Class A2, 2.85%, 05/10/2048	522	522
Series 2015-LC19, Class A2, 2.79%, 02/10/2048	183	183
Series 2015-LC19, Class ASB, 3.04%, 02/10/2048	342	352
CSMC, Series 2021-BHAR, Class A, (ICE LIBOR USD 1 Month + 1.15%), 1.26%, 11/15/2038 (e) (aa)	974	974
DBGS Mortgage Trust, Series 2018-BIOD, Class A, (ICE LIBOR USD 1 Month + 0.80%), 0.91%, 05/15/2035 (e) (aa)	1,207	1,206
GS Mortgage Securities Corp. Trust, Series 2021-STAR, Class A, (ICE LIBOR USD 1 Month + 0.95%), 1.05%, 12/15/2036 (e) (aa)	690	690
GS Mortgage Securities Trust,
Series 2012-GCJ9, Class A3, 2.77%, 11/10/2045	971	983
Series 2013-GC16, Class A4, 4.27%, 11/10/2046	1,000	1,047
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-AON, Class A, 4.13%, 07/05/2031 (e)	1,000	1,037

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	23

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Commercial Mortgage-Backed Securities — continued
MF1X,
Series 2021-W10, Class A, (United States 30 Day Average SOFR + 1.07%), 1.12%, 12/15/2034 (e) (aa)	1,130	1,129
Series 2021-W10, Class B, (United States 30 Day Average SOFR + 1.37%), 1.42%, 12/15/2034 (e) (aa)	120	120
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C10, Class ASB, 3.91%, 07/15/2046 (z)	100	102
Series 2013-C11, Class AAB, 3.85%, 08/15/2046	357	365
Morgan Stanley Capital I Trust,
Series 2012-C4, Class AS, 3.77%, 03/15/2045	659	659
Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.11%, 05/15/2036 (e) (aa)	700	698
PFP Ltd., (Cayman Islands), Series 2019-5, Class A, (ICE LIBOR USD 1 Month + 0.97%), 1.08%, 04/14/2036 (e) (aa)	283	282
SREIT Trust, Series 2021-IND, Class A, (ICE LIBOR USD 1 Month + 0.70%), 0.81%, 10/15/2038 (e) (aa)	900	881
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class ASB, 2.53%, 10/15/2045	220	220
Series 2013-LC12, Class A3FL, (ICE LIBOR USD 1 Month + 1.05%), 1.16%, 07/15/2046 (e) (aa)	742	742
Series 2015-NXS2, Class A2, 3.02%, 07/15/2058	351	354
Series 2016-NXS5, Class A2, 2.71%, 01/15/2059	8	8
WFRBS Commercial Mortgage Trust,
Series 2012-C9, Class A3, 2.87%, 11/15/2045	1,617	1,630
Series 2013-C11, Class A5, 3.07%, 03/15/2045	891	903
Series 2013-C12, Class ASB, 2.84%, 03/15/2048	408	412
Series 2013-C18, Class A5, 4.16%, 12/15/2046 (z)	1,250	1,311

Total Commercial Mortgage-Backed Securities (Cost $27,308)		26,979

Corporate Bonds — 56.2%
Basic Materials — 1.0%
Chemicals — 1.0%
DuPont de Nemours, Inc.,
(ICE LIBOR USD 3 Month + 1.11%), 1.27%, 11/15/2023 (aa)	1,500	1,520
4.21%, 11/15/2023	2,000	2,115

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Chemicals — continued
International Flavors & Fragrances, Inc., 0.70%, 09/15/2022 (e)		2,400	2,400

Total Basic Materials			6,035

Communications — 4.5%
Internet — 0.1%
SK Broadband Co. Ltd., (South Korea), Reg. S, 3.88%, 08/13/2023		400	417

Media — 1.5%
Charter Communications Operating LLC / Charter Communications Operating Capital,
(ICE LIBOR USD 3 Month + 1.65%), 1.78%, 02/01/2024 (aa)		4,000	4,087
4.46%, 07/23/2022		5,250	5,328

			9,415

Telecommunications — 2.9%
AT&T, Inc.,
(United States SOFR + 0.64%), 0.69%, 03/25/2024 (aa)		3,750	3,751
Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 1.32%, 09/19/2023 (aa)	AUD	720	529
(ICE LIBOR USD 3 Month + 1.18%), 1.38%, 06/12/2024 (aa)		4,000	4,051
SES SA, (Luxembourg), 3.60%, 04/04/2023 (e)		1,300	1,336
SK Telecom Co. Ltd., (South Korea), Reg. S, 3.75%, 04/16/2023		400	413
Verizon Communications, Inc.,
(SOFR Compounded Index + 0.50%), 0.55%, 03/22/2024 (aa)		5,000	5,019
(ICE LIBOR USD 3 Month + 1.10%), 1.26%, 05/15/2025 (aa)		200	204
Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 1.26%, 02/17/2023 (aa)	AUD	2,400	1,759
Vodafone Group plc, (United Kingdom), Reg. S, (BBSW ASX Australian 3 Month + 1.05%), 1.11%, 12/13/2022 (aa)	AUD	1,600	1,169

			18,231

Total Communications			28,063

Consumer Cyclical — 6.8%
Auto Manufacturers — 6.5%
BMW Finance NV, (Netherlands), 2.25%, 08/12/2022 (e)		1,100	1,111
BMW US Capital LLC, (SOFR Compounded Index + 0.38%), 0.43%, 08/12/2024 (e) (aa)		2,130	2,134
Daimler Finance North America LLC,
1.75%, 03/10/2023 (e)		1,800	1,818
2.55%, 08/15/2022 (e)		3,250	3,287

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued
Auto Manufacturers — continued
General Motors Financial Co., Inc.,
(United States SOFR + 0.76%), 0.81%, 03/08/2024 (aa)	1,000	1,004
1.05%, 03/08/2024	750	746
(ICE LIBOR USD 3 Month + 1.31%), 1.53%, 06/30/2022 (aa)	400	402
3.45%, 04/10/2022	2,000	2,006
3.55%, 07/08/2022	4,750	4,819
4.15%, 06/19/2023	500	520
Hyundai Capital America,
0.80%, 04/03/2023 (e)	2,790	2,777
1.00%, 09/17/2024 (e)	725	713
Reg. S, 4.13%, 06/08/2023	300	312
Nissan Motor Acceptance Co. LLC,
(ICE LIBOR USD 3 Month + 0.65%), 0.77%, 07/13/2022 (e) (aa)	600	601
(ICE LIBOR USD 3 Month + 0.64%), 0.83%, 03/08/2024 (e) (aa)	3,375	3,374
(ICE LIBOR USD 3 Month + 0.69%), 0.91%, 09/28/2022 (e) (aa)	1,800	1,802
(ICE LIBOR USD 3 Month + 0.89%), 1.01%, 01/13/2022 (e) (aa)	40	40
1.05%, 03/08/2024 (e)	1,170	1,156
Stellantis NV, (Netherlands), 5.25%, 04/15/2023	2,000	2,098
Toyota Motor Credit Corp., 3.30%, 01/12/2022	1,100	1,101
Volkswagen Group of America Finance LLC,
0.75%, 11/23/2022 (e)	6,000	5,999
2.70%, 09/26/2022 (e)	200	203
2.90%, 05/13/2022 (e)	1,250	1,260
4.25%, 11/13/2023 (e)	1,000	1,056

		40,339

Retail — 0.3%
7-Eleven, Inc., 0.63%, 02/10/2023 (e)	1,700	1,694

Total Consumer Cyclical		42,033

Consumer Non-cyclical — 7.6%
Agriculture — 1.0%
BAT Capital Corp.,
(ICE LIBOR USD 3 Month + 0.88%), 1.04%, 08/15/2022 (aa)	3,200	3,208
2.76%, 08/15/2022	271	274
Imperial Brands Finance plc, (United Kingdom), 3.75%, 07/21/2022 (e)	2,800	2,831

		6,313

Biotechnology — 0.3%
Gilead Sciences, Inc., 0.75%, 09/29/2023	1,500	1,494

Food — 1.1%
General Mills, Inc.,
(ICE LIBOR USD 3 Month + 1.01%), 1.13%, 10/17/2023 (aa)	1,797	1,821

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Food — continued
2.60%, 10/12/2022	915	929
6.41%, 10/15/2022	500	522
Kroger Co. (The), 2.80%, 08/01/2022	3,000	3,029
Tyson Foods, Inc., 4.50%, 06/15/2022	792	798

		7,099

Healthcare—Products — 0.4%
Thermo Fisher Scientific, Inc.,
(United States SOFR + 0.53%), 0.58%, 10/18/2024 (aa)	1,285	1,287
0.80%, 10/18/2023	1,100	1,096

		2,383

Healthcare—Services — 1.5%
Anthem, Inc.,
2.95%, 12/01/2022	1,906	1,943
3.13%, 05/15/2022	4,149	4,188
Humana, Inc., 0.65%, 08/03/2023	3,040	3,025

		9,156

Pharmaceuticals — 3.3%
AbbVie, Inc., 2.90%, 11/06/2022	9,500	9,675
Bayer US Finance II LLC,
(ICE LIBOR USD 3 Month + 1.01%), 1.21%, 12/15/2023 (e) (aa)	2,700	2,722
3.88%, 12/15/2023 (e)	3,700	3,867
Becton Dickinson and Co., (ICE LIBOR USD 3 Month + 1.03%), 1.21%, 06/06/2022 (aa)	945	949
CVS Health Corp., 3.50%, 07/20/2022	279	282
Shire Acquisitions Investments Ireland DAC, (Ireland), 2.88%, 09/23/2023	2,000	2,057
Takeda Pharmaceutical Co. Ltd., (Japan), 4.40%, 11/26/2023	1,000	1,058

		20,610

Total Consumer Non-cyclical		47,055

Diversified — 0.3%
Holding Companies—Diversified — 0.3%
Hutchison Whampoa International 12 II Ltd., (Cayman Islands), Reg. S, 3.25%, 11/08/2022	1,700	1,734

Energy — 1.4%
Oil & Gas — 0.7%
Phillips 66, 0.90%, 02/15/2024	1,800	1,787
Saudi Arabian Oil Co., (Saudi Arabia), Reg. S, 2.88%, 04/16/2024	1,500	1,548
Woodside Finance Ltd., (Australia), Reg. S, 3.70%, 09/15/2026	1,000	1,065

		4,400

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	25

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Pipelines — 0.7%
Enbridge, Inc., (Canada),
(United States SOFR + 0.40%), 0.45%, 02/17/2023 (aa)		375	375
0.55%, 10/04/2023		220	219
4.00%, 10/01/2023		1,750	1,827
Kinder Morgan, Inc., 3.15%, 01/15/2023		569	581
Williams Cos., Inc. (The), 3.60%, 03/15/2022		1,500	1,501

			4,503

Total Energy			8,903

Financial — 26.0%
Banks — 22.0%
Banco Santander SA, (Spain),
(CMT Index 1 Year + 0.45%), 0.70%, 06/30/2024 (aa)		1,200	1,194
3.85%, 04/12/2023		3,400	3,517
Bank of America Corp.,
(ICE LIBOR USD 3 Month + 0.96%), 1.08%, 07/23/2024 (aa)		1,500	1,512
(Canada Bankers Acceptances 3 Month + 1.13%), 2.60%, 03/15/2023 (f) (aa)	CAD	1,000	794
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (aa)		9,366	9,560
Barclays plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.38%), 1.54%, 05/16/2024 (aa)		4,400	4,453
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 1.86%, 06/15/2023 (aa)	AUD	1,000	741
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/2023 (aa)		3,600	3,615
BNP Paribas SA, (France), Reg. S, (BBSW ASX Australian 3 Month + 1.75%), 1.82%, 12/16/2022 (aa)	AUD	500	368
BPCE SA, (France),
(ICE LIBOR USD 3 Month + 1.22%), 1.38%, 05/22/2022 (e) (aa)		1,000	1,004
(ICE LIBOR USD 3 Month + 1.24%), 1.44%, 09/12/2023 (e) (aa)		1,000	1,014
3.00%, 05/22/2022 (e)		1,000	1,009
Canadian Imperial Bank of Commerce, (Canada), 0.45%, 06/22/2023		2,200	2,186
CIT Group, Inc., 5.00%, 08/15/2022		1,000	1,022
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.95%), 1.07%, 07/24/2023 (aa)		700	702
(United States SOFR + 1.67%), 1.68%, 05/15/2024 (aa)		1,250	1,264
(BBSW ASX Australian 3 Month + 1.72%), 1.76%, 10/27/2023 (aa)	AUD	1,000	743
(ICE LIBOR USD 3 Month + 0.95%), 2.88%, 07/24/2023 (aa)		295	299
(ICE LIBOR USD 3 Month + 0.72%), 3.14%, 01/24/2023 (aa)		3,233	3,237

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Citizens Bank NA, 3.25%, 02/14/2022		2,000	2,002
Credit Suisse AG, (Switzerland), 0.52%, 08/09/2023		4,200	4,171
Credit Suisse Group AG, (Switzerland),
3.57%, 01/09/2023 (e)		1,700	1,701
3.80%, 06/09/2023		1,000	1,036
Credit Suisse Group Funding Guernsey Ltd., (Guernsey), 3.80%, 09/15/2022		2,734	2,793
Danske Bank A/S, (Denmark),
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 1.26%, 09/12/2023 (aa)		500	504
Reg. S, 5.38%, 01/12/2024		1,200	1,292
Deutsche Bank AG, (Germany), 3.95%, 02/27/2023		1,500	1,547
Federation des Caisses Desjardins du Quebec, (Canada), (United States SOFR + 0.43%), 0.48%, 05/21/2024 (e) (aa)		1,900	1,902
First Abu Dhabi Bank PJSC, (United Arab Emirates), Reg. S, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 04/16/2022 (aa)		1,700	1,702
Goldman Sachs Group, Inc. (The),
0.52%, 03/08/2023		4,000	3,987
(United States SOFR + 0.50%), 0.55%, 09/10/2024 (aa)		2,500	2,497
(ICE LIBOR USD 3 Month + 0.75%), 0.91%, 02/23/2023 (aa)		1,000	1,004
1.22%, 12/06/2023		600	601
3.20%, 02/23/2023		1,516	1,555
Hana Bank, (South Korea), (ICE LIBOR USD 3 Month + 0.70%), 0.91%, 10/02/2022 (e) (aa)		400	401
HSBC Holdings plc, (United Kingdom),
(United States SOFR + 0.58%), 0.63%, 11/22/2024 (aa)		620	620
(ICE LIBOR USD 3 Month + 1.00%), 1.16%, 05/18/2024 (aa)		3,500	3,533
(ICE LIBOR USD 3 Month + 1.23%), 1.43%, 03/11/2025 (aa)		1,000	1,015
3.60%, 05/25/2023		1,500	1,555
Lloyds Banking Group plc, (United Kingdom),
(BBSW ASX Australian 3 Month + 1.30%), 1.37%, 03/20/2023 (aa)	AUD	300	220
(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 03/17/2023 (aa)		4,600	4,618
4.05%, 08/16/2023		1,400	1,467
Mitsubishi UFJ Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.86%), 0.98%, 07/26/2023 (aa)		2,300	2,320
3.22%, 03/07/2022		3,000	3,015
Mizuho Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.63%), 0.81%, 05/25/2024 (aa)		5,000	5,019
(ICE LIBOR USD 3 Month + 0.94%), 1.12%, 02/28/2022 (aa)		1,000	1,001
3.55%, 03/05/2023		2,500	2,578

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Banks — continued
Morgan Stanley,
(United States SOFR + 0.46%), 0.53%, 01/25/2024 (aa)		5,000	4,983
(United States SOFR + 0.70%), 0.75%, 01/20/2023 (aa)		900	900
(Canada Bankers Acceptances 3 Month + 0.30%), 0.78%, 02/03/2023 (f) (aa)	CAD	1,800	1,424
3.75%, 02/25/2023		1,000	1,034
Natwest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.47%), 1.63%, 05/15/2023 (aa)		400	402
(ICE LIBOR USD 3 Month + 1.55%), 1.77%, 06/25/2024 (aa)		1,750	1,778
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/2023 (aa)		1,000	1,009
3.88%, 09/12/2023		4,400	4,588
NatWest Markets plc, (United Kingdom), (United States SOFR + 1.66%), 1.71%, 09/29/2022 (e) (aa)		2,100	2,120
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 1.12%, 08/30/2023 (e) (aa)		200	202
Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 0.30%, 08/12/2024 (aa)	AUD	1,000	729
(BBSW ASX Australian 3 Month + 0.35%), 0.42%, 03/18/2024 (f) (aa)	AUD	1,000	727
QNB Finance Ltd., (Cayman Islands), Reg. S, (ICE LIBOR USD 3 Month + 1.00%), 1.13%, 05/02/2022 (aa)		800	801
Royal Bank of Canada, (Canada), (United States SOFR + 0.30%), 0.35%, 01/19/2024 (aa)		800	799
Santander UK Group Holdings plc, (United Kingdom), 3.57%, 01/10/2023		1,000	1,000
Shinhan Bank Co. Ltd., (South Korea), Reg. S, 2.88%, 03/28/2022		1,900	1,908
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,600	1,677
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 1.28%, 10/16/2024 (aa)	AUD	2,300	1,702
Synchrony Bank, 3.00%, 06/15/2022		300	303
UBS AG, (Switzerland),
(United States SOFR + 0.36%), 0.41%, 02/09/2024 (e) (aa)		1,000	999
(United States SOFR + 0.45%), 0.50%, 08/09/2024 (e) (aa)		1,615	1,617
Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 0.94%, 07/30/2025 (aa)	AUD	2,100	1,542
UBS Group AG, (Switzerland), (ICE LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/2023 (e) (aa)		3,500	3,542

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
UniCredit SpA, (Italy), 3.75%, 04/12/2022 (e)		1,454	1,465
Wells Fargo & Co.,
(United States SOFR + 1.60%), 1.65%, 06/02/2024 (aa)		3,000	3,026
2.51%, 10/27/2023 (f)	CAD	2,500	2,010
Woori Bank, (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.87%), 1.00%, 02/01/2023 (aa)		300	301

			136,478

Diversified Financial Services — 4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
4.13%, 07/03/2023		2,600	2,701
4.50%, 09/15/2023		1,100	1,154
4.63%, 07/01/2022		1,492	1,521
Air Lease Corp.,
(ICE LIBOR USD 3 Month + 0.35%), 0.55%, 12/15/2022 (aa)		2,800	2,798
2.63%, 07/01/2022		2,410	2,429
Aircastle Ltd., (Bermuda), 5.00%, 04/01/2023		500	522
Ally Financial, Inc., 4.63%, 05/19/2022		500	507
Aviation Capital Group LLC, 3.88%, 05/01/2023 (e)		2,500	2,574
Capital One Bank USA NA, (United States SOFR + 0.62%), 2.01%, 01/27/2023 (aa)		1,500	1,501
Capital One Financial Corp., 2.60%, 05/11/2023		3,500	3,576
International Lease Finance Corp., 5.88%, 08/15/2022		300	309
Mitsubishi HC Capital, Inc., (Japan),
2.65%, 09/19/2022 (e)		800	809
3.96%, 09/19/2023 (e)		550	573
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025		1,900	1,900
Park Aerospace Holdings Ltd., (Cayman Islands), 5.25%, 08/15/2022 (e)		1,300	1,328
Synchrony Financial, 2.85%, 07/25/2022		300	303

			24,505

Total Financial			160,983

Government — 0.1%
Sovereign — 0.1%
KSA Sukuk Ltd., (Cayman Islands), Reg. S, 2.89%, 04/20/2022		800	806

Industrial — 2.8%
Aerospace/Defense — 0.3%
Boeing Co. (The),
1.43%, 02/04/2024		1,200	1,198
4.51%, 05/01/2023		1,000	1,045

			2,243

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	27

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Building Materials — 0.1%
Martin Marietta Materials, Inc., 0.65%, 07/15/2023		695	692

Engineering & Construction — 0.1%
Sydney Airport Finance Co. Pty Ltd., (Australia), Reg. S, 3.90%, 03/22/2023		400	413

Machinery—Construction & Mining — 0.2%
Komatsu Finance America, Inc., Reg. S, 0.85%, 09/09/2023		1,200	1,195

Machinery—Diversified — 0.1%
Rockwell Automation, Inc., 0.35%, 08/15/2023		480	477

Miscellaneous Manufacturers — 0.3%
GE Capital Canada Funding Co., (Canada), 4.60%, 01/26/2022	CAD	600	475
General Electric Co., 2.70%, 10/09/2022		1,185	1,204

			1,679

Packaging & Containers — 0.3%
Berry Global, Inc., 0.95%, 02/15/2024		1,800	1,784

Transportation — 0.6%
Ryder System, Inc.,
2.88%, 06/01/2022		1,685	1,698
3.88%, 12/01/2023		2,000	2,100

			3,798

Trucking & Leasing — 0.8%
Penske Truck Leasing Co. LP / PTL Finance Corp.,
2.70%, 03/14/2023 (e)		3,000	3,058
3.90%, 02/01/2024 (e)		2,000	2,101

			5,159

Total Industrial			17,440

Technology — 2.5%
Computers — 0.3%
International Business Machines Corp., 2.88%, 11/09/2022		304	310
Leidos, Inc., 2.95%, 05/15/2023		1,700	1,741

			2,051

Semiconductors — 0.4%
NXP BV / NXP Funding LLC, (Multinational), 4.63%, 06/01/2023 (e)		2,500	2,616

Software — 1.8%
Fidelity National Information Services, Inc., 0.38%, 03/01/2023		3,745	3,727
Fiserv, Inc., 3.80%, 10/01/2023		1,000	1,045
Oracle Corp.,
2.40%, 09/15/2023		2,000	2,040
2.50%, 10/15/2022		1,180	1,197

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Software — continued
VMware, Inc., 0.60%, 08/15/2023	3,100	3,078

		11,087

Total Technology		15,754

Utilities — 3.2%
Electric — 3.2%
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.73%, 09/15/2023 (aa)	1,800	1,798
Duke Energy Corp., (ICE LIBOR USD 3 Month + 0.65%), 0.85%, 03/11/2022 (aa)	2,000	2,002
Enel Finance International NV, (Netherlands), 2.65%, 09/10/2024 (e)	1,500	1,545
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	326
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024	1,440	1,479
NextEra Energy Capital Holdings, Inc.,
(SOFR Compounded Index + 0.54%), 0.59%, 03/01/2023 (aa)	710	711
0.65%, 03/01/2023	3,965	3,957
Pacific Gas and Electric Co.,
(ICE LIBOR USD 3 Month + 1.48%), 1.69%, 06/16/2022 (aa)	3,000	3,001
1.75%, 06/16/2022	600	600
3.25%, 06/15/2023	100	102
3.40%, 08/15/2024	100	103
3.75%, 02/15/2024	100	104
3.85%, 11/15/2023	100	103
4.25%, 08/01/2023	800	828
Southern California Edison Co., 0.70%, 04/03/2023	2,200	2,189
Southern Co. (The), Series 2021, (United States SOFR + 0.37%), 0.42%, 05/10/2023 (aa)	1,300	1,297

Total Utilities		20,145

Total Corporate Bonds (Cost $349,790)		348,951

Foreign Government Securities — 0.7%
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,100	3,024
Korea Development Bank (The), (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.80%), 0.93%, 10/30/2022 (aa)	400	402
Korea National Oil Corp., (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.88%), 1.00%, 07/16/2023 (aa)	800	806

Total Foreign Government Securities (Cost $4,308)		4,232

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — 0.6% (t)
Alaska — 0.0% (g)
Alaska Municipal Bond Bank Authority, Taxable, Series 2, Rev., 0.34%, 12/01/2022	235	234

California — 0.1%
Municipal Improvement Corp. of Los Angeles, Series A, Rev., 0.42%, 11/01/2023	590	586

Maryland — 0.1%
State of Maryland Department of Transportation, Series A, Rev., 0.36%, 08/01/2023	450	447

North Carolina — 0.1%
University of North Carolina at Charlotte (The),
Rev., 0.29%, 04/01/2022	175	175
Rev., 0.41%, 04/01/2023	350	349

		524

Pennsylvania — 0.3%
Pennsylvania Economic Development Financing Authority, State System Higher Education, Rev., 0.29%, 06/15/2022	315	315
Philadelphia Authority for Industrial Development, Rev., 0.94%, 04/15/2024	1,555	1,551

		1,866

Total Municipal Bonds (Cost $3,670)		3,657

U.S. Government Agency Securities — 0.9%
FHLBs,
0.96%, 03/05/2026	3,100	3,064
1.10%, 08/20/2026	1,800	1,779
1.11%, 07/27/2026	567	563

Total U.S. Government Agency Securities (Cost $5,467)		5,406

U.S. Treasury Obligations — 0.9%
U.S. Treasury Notes,
0.75%, 11/15/2024	1,000	995
1.00%, 12/15/2024	4,800	4,806

Total U.S. Treasury Obligations (Cost $5,806)		5,801

Short-Term Investments — 20.0%
Certificates of Deposit — 4.0%
Bank of Nova Scotia (The), (Canada), 0.20%, 09/21/2022 (n)	3,000	2,995
Barclays Bank plc, (United Kingdom), 0.24%, 04/08/2022 (n)	1,500	1,500
Canadian Imperial Bank of Commerce, (Canada), 0.35%, 11/02/2022 (n)	3,000	2,997
Credit Suisse AG, (Switzerland), 0.39%, 11/01/2022 (n)	3,000	2,998
MUFG Bank Ltd., (Japan), 0.31%, 10/25/2022 (n)	5,500	5,493

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Certificates of Deposit — continued
Natixis SA/New York NY, (France), 0.30%, 10/20/2022 (n)		2,500	2,497
Royal Bank of Canada, (Canada), 0.38%, 11/10/2022 (n)		1,500	1,499
Toronto-Dominion Bank (The), (Canada),
0.27%, 10/20/2022 (n)		2,000	1,998
0.34%, 10/28/2022 (n)		2,500	2,498

Total Certificates of Deposit			24,475

Commercial Paper — 0.3%
Royal Bank of Canada, 0.00%, 10/20/2022 (n)		2,000	1,998

Corporate Bond — 0.2%
Southern California Edison Co., Series F, (SOFR Compounded Index + 0.35%), 0.40%, 06/13/2022 (aa)		1,500	1,500

Foreign Government Securities — 11.3%
Japan Treasury Discount Bill, (Japan),
Series 966, Zero Coupon, 01/20/2022	JPY	1,000,000	8,694
Series 1010, Zero Coupon, 01/25/2022	JPY	1,500,000	13,041
Series 1026, Zero Coupon, 01/06/2022	JPY	1,500,000	13,040
Series 1027, Zero Coupon, 01/11/2022	JPY	2,800,000	24,342
Newfoundland T-Bill, (Canada), Zero Coupon, 01/10/2022	CAD	10,000	7,905
Quebec T-Bill, (Canada), Zero Coupon, 01/21/2022	CAD	3,500	2,766

Total Foreign Government Securities			69,788

Municipal Bonds — 0.2% (t)
City of Philadelphia Water & Wastewater Revenue, Series B, Rev., 0.25%, 01/01/2022		755	755
West Rankin Utility Authority, Rev., AGM, 0.27%, 01/01/2022		135	135

Total Municipal Bonds			890

Time Deposits — 0.9%
Australia & New Zealand Banking Group Ltd.,
(0.33%), 01/04/2022	AUD	—(h)	—(h)
0.01%, 01/03/2022		1,597	1,597
Brown Brothers Harriman, 0.01%, 01/04/2022	CAD	172	136
Citibank NA,
(0.97%), 01/03/2022	EUR	143	162
0.01%, 01/04/2022	GBP	239	324
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2022	JPY	128	1
0.01%, 01/03/2022		3,374	3,374

Total Time Deposits			5,594

U.S. Treasury Obligations — 3.1%
U.S. Cash Management Bill, Zero Coupon, 03/08/2022		8,900	8,899

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	29

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — continued
U.S. Treasury Obligations — continued
U.S. Treasury Bills,
Zero Coupon, 02/10/2022	10,000	10,000
Zero Coupon, 04/14/2022 (ii)	600	600

Total U.S. Treasury Obligations		19,499

Total Short-Term Investments (Cost $125,717)		123,744

Total Investments — 99.2% (Cost—$619,036)		615,802

Other Assets in Excess of Liabilities — 0.8%		4,621

NET ASSETS — 100.0%		$620,423

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
3 Month Eurodollar	51	12/2022	USD	12,624	(7)
Canadian Bankers’ Acceptance	108	12/2022	CAD	21,098	(129)
Canadian Bankers’ Acceptance	134	03/2023	CAD	26,275	(303)
U.S. Treasury 10 Year Note	10	03/2022	USD	1,297	8
U.S. Treasury 2 Year Note	100	03/2022	USD	21,833	(15)

					(446)

Short Contracts
U.S. Treasury 2 Year Note	(121)	03/2022	USD	(26,441)	42
U.S. Treasury 5 Year Note	(260)	03/2022	USD	(31,453)	(1)
U.S. Ultra Treasury 10 Year Note	(45)	03/2022	USD	(6,496)	(93)

					(52)

Total unrealized appreciation (depreciation)					(498)

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2021

Forward foreign currency exchange contracts outstanding as of December 31, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	13,207	JPY	1,500,000	BNP Paribas	01/06/2022	167
USD	1,542	JPY	170,000	Morgan Stanley & Co.	01/06/2022	64
GBP	149	USD	198	Barclays Bank plc	01/07/2022	4
USD	8,039	CAD	10,000	Goldman Sachs International	01/10/2022	133
USD	25,178	JPY	2,800,000	UBS AG LONDON	01/11/2022	836
USD	8,801	JPY	1,000,000	Nomura International plc	01/20/2022	107
CAD	4,499	USD	3,529	BNP Paribas	01/21/2022	28
USD	6,472	CAD	8,000	Citibank, NA	01/21/2022	148
USD	13,676	JPY	1,500,000	Citibank, NA	01/25/2022	633

Total unrealized appreciation						2,120

JPY	170,000	USD	1,531	Bank of America, NA	01/06/2022	(54)
USD	7,076	AUD	9,801	Morgan Stanley & Co.	01/07/2022	(55)
USD	719	AUD	1,008	Morgan Stanley & Co.	01/07/2022	(14)
USD	423	AUD	591	Morgan Stanley & Co.	01/07/2022	(7)
USD	214	AUD	304	Morgan Stanley & Co.	01/07/2022	(8)
USD	1,626	AUD	2,272	Morgan Stanley & Co.	01/07/2022	(27)
USD	6,767	CAD	8,626	Morgan Stanley & Co.	01/07/2022	(52)
USD	6,430	GBP	4,829	Morgan Stanley & Co.	01/07/2022	(106)
USD	3,981	EUR	3,516	Nomura International plc	03/16/2022	(28)
USD	1,949	GBP	1,470	Goldman Sachs International	03/16/2022	(40)

Total unrealized depreciation						(391)

Net unrealized appreciation (depreciation)						1,729

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2021:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS) ($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	9,600	—	(4)	(4)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	12,500	—	(5)	(5)

Total						—	(9)	(9)

(a)	Value of floating rate index as of December 31, 2021 was as follows:

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	0.10%
ICE LIBOR USD 3 Month	0.21%

Centrally Cleared Credit Default Swap contracts outstanding — buy protection (1) as of December 31, 2021:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS) ($) (4)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.IG.35-V1	1.00	Quarterly	12/20/2025	0.39	USD	700	(15)	(2)	(17)
CDX.NA.IG.36-V1	1.00	Quarterly	06/20/2026	0.44	USD	3,400	(83)	(1)	(84)
CDX.NA.IG.37-V1	1.00	Quarterly	12/20/2026	0.49	USD	9,900	(244)	(1)	(245)

Total							(342)	(4)	(346)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	31

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ASX	— Australian Stock Exchange
AGM	— Insured by Assured Guaranty Municipal Corp.
BBSW	— Bank Bill Swap Rate
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
RMBS	— Residential Mortgage Backed Security
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2021.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2021.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(ii)	— Approximately $60,987 of this investment is restricted as collateral for forwards to Bank of America NA.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Asset-Backed Securities — 3.3%
Chesapeake Funding II LLC, Series 2019-1A, Class A1, 2.94%, 04/15/2031 (e)		391	394
CIT Mortgage Loan Trust, Series 2007-1, Class 1A, (ICE LIBOR USD 1 Month + 1.35%), 1.45%, 10/25/2037 (e) (aa)		285	286
DT Auto Owner Trust, Series 2020-3A, Class A, 0.54%, 04/15/2024 (e)		598	598
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		1,158	1,148
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.27%, 10/19/2037 (e)		897	875
Ford Auto Securitization Trust, (Canada),
Series 2019-BA, Class A2, 2.32%, 10/15/2023 (e)	CAD	268	213
Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	700	551
Ford Credit Floorplan Master Owner Trust A,
Series 2019-3, Class A2, (ICE LIBOR USD 1 Month + 0.60%), 0.71%, 09/15/2024 (aa)		600	601
Series 2020-1, Class A1, 0.70%, 09/15/2025		1,700	1,693
GMF Canada Leasing Trust, (Canada), Series 2021-1A, Class A2, 0.64%, 03/20/2024 (e)	CAD	800	631
Legacy Mortgage Asset Trust, Series 2019-GS3, Class A1, SUB, 3.75%, 04/25/2059 (e)		198	198
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		900	887
Nelnet Student Loan Trust, Series 2019-2A, Class A, (ICE LIBOR USD 1 Month + 0.90%), 1.00%, 06/27/2067 (e) (aa)		1,171	1,186
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		350	359
Oscar US Funding XII LLC, (Japan), Series 2021-1A, Class A2, 0.40%, 03/11/2024 (e)		1,216	1,215
Oscar US Funding XIII LLC, Series 2021-2A, Class A2, 0.39%, 08/12/2024 (e)		900	898
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (ICE LIBOR USD 1 Month + 0.80%), 0.90%, 07/25/2035 (aa)		1,344	1,344
Pawneee Equipment Receivables LLC, Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)		1,100	1,093
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)		870	864
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)		700	699
SLM Student Loan Trust, Series 2004-10, Class A7B, (ICE LIBOR USD 3 Month + 0.60%), 0.72%, 10/25/2029 (e) (aa)		1,488	1,492
SMB Private Education Loan Trust,
Series 2015-B, Class A2A, 2.98%, 07/15/2027 (e)		136	137

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		685	691
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		714	708
Towd Point Asset Trust, Series 2021-SL1, Class A2, (ICE LIBOR USD 1 Month + 0.70%), 0.80%, 11/20/2061 (e) (aa)		267	267
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (ICE LIBOR USD 1 Month + 1.00%), 1.10%, 05/25/2058 (e) (aa)		440	442
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)		1,800	1,796
World Omni Select Auto Trust, Series 2020-A, Class A2, 0.47%, 06/17/2024		117	117

Total Asset-Backed Securities (Cost $21,367)			21,383

Collateralized Mortgage Obligations — 3.6%
Avon Finance NO 2 plc, (United Kingdom), Series 2X, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 09/20/2048 (aa)	GBP	166	224
Brass NO 8 plc, (United Kingdom), Series 8A, Class A1, (ICE LIBOR USD 3 Month + 0.70%), 0.86%, 11/16/2066 (e) (aa)		98	99
Canterbury Finance NO 1 plc, (United Kingdom), Series 1, Class A2, Reg. S, (SONIA Interest Rate Benchmark + 1.35%), 1.40%, 05/16/2056 (aa)	GBP	885	1,204
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 08/20/2045 (aa)	GBP	577	781
COLT Mortgage Loan Trust, Series 2020-1R, Class A1, 1.26%, 09/25/2065 (e) (z)		178	176
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		366	366
Finsbury Square plc, (United Kingdom),
Series 2018-2, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.95%), 1.04%, 09/12/2068 (aa)	GBP	497	674
Series 2019-3, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.01%), 1.06%, 12/16/2069 (aa)	GBP	208	282
Series 2020-2A, Class A, (SONIA Interest Rate Benchmark + 1.30%), 1.35%, 06/16/2070 (e) (aa)	GBP	398	542
FNMA REMICS, Series 2020-29, Class FC, (ICE LIBOR USD 1 Month + 0.80%), 0.89%, 05/25/2050 (aa)		2,292	2,313
GCAT LLC, Series 2020-3, Class A1, SUB, 2.98%, 09/25/2025 (e)		911	917
GNMA,
Series 2015-H04, Class FA, (ICE LIBOR USD 1 Month + 0.65%), 0.73%, 12/20/2064 (aa)		1,389	1,400

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	33

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2017-121, Class PE, 3.00%, 07/20/2046	357	362
Series 2018-H18, Class FC, (ICE LIBOR USD 1 Month + 0.35%), 0.43%, 08/20/2065 (aa)	1,933	1,932
Series 2019-54, Class KF, (ICE LIBOR USD 1 Month + 0.42%), 0.52%, 05/20/2044 (aa)	584	585
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 1.55%, 06/20/2071 (aa)	1,679	1,803
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)	326	326
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A9, (United States 30 Day Average SOFR + 0.85%), 0.90%, 02/25/2052 (e) (aa)	1,066	1,067
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)	1,478	1,465
London Wall Mortgage Capital plc, (United Kingdom), Series 2017-FL1, Class A, Reg. S, (ICE LIBOR GBP 3 Month + 0.85%), 0.95%, 11/15/2049 (aa)	GBP 46	62
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)	569	559
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)	148	158
Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)	1,034	1,029
Polaris RMBS, (United Kingdom), Series 2019-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.25%), 1.33%, 04/27/2057 (aa)	GBP 449	610
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)	360	355
Ripon Mortgages plc, (United Kingdom), Series 1X, Class A1, Reg. S, (ICE LIBOR GBP 3 Month + 0.80%), 0.91%, 08/20/2056 (aa)	GBP 224	304
Sage AR Funding No 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 1.30%, 11/17/2030 (e) (aa)	GBP 800	1,084
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)	492	492
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)	552	547
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 07/20/2060 (e) (aa)	GBP 177	240

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 0.90%), 0.95%, 07/20/2045 (e) (aa)	GBP 726	985

Total Collateralized Mortgage Obligations (Cost $22,652)		22,943

Commercial Mortgage-Backed Securities — 1.3%
AREIT Trust,
Series 2019-CRE3, Class A, (United States 30 Day Average SOFR + 1.13%), 1.18%, 09/14/2036 (e) (aa)	209	209
Series 2021-CRE5, Class A, (ICE LIBOR USD 1 Month + 1.08%), 1.19%, 07/17/2026 (e) (aa)	600	599
AREIT Trust, (Cayman Islands), Series 2020-CRE4, Class A, (United States 30 Day Average SOFR + 2.73%), 2.78%, 04/15/2037 (e) (aa)	297	297
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (ICE LIBOR USD 1 Month + 1.05%), 1.16%, 04/15/2036 (e) (aa)	400	399
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 09/15/2036 (e) (aa)	500	499
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058	877	907
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A, (ICE LIBOR USD 1 Month + 1.18%), 1.29%, 10/15/2036 (e) (aa)	900	900
LUXE Trust, Series 2021-MLBH, Class A, (ICE LIBOR USD 1 Month + 0.98%), 1.09%, 11/15/2026 (e) (aa)	800	799
MF1X, Series 2021-W10, Class A, (United States 30 Day Average SOFR + 1.07%), 1.12%, 12/15/2034 (e) (aa)	900	899
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class AAB, 3.85%, 08/15/2046	357	365
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.11%, 05/15/2036 (e) (aa)	700	698
PFP Ltd., (Cayman Islands), Series 2019-5, Class A, (ICE LIBOR USD 1 Month + 0.97%), 1.08%, 04/14/2036 (e) (aa)	283	282
SREIT Trust, Series 2021-IND, Class A, (ICE LIBOR USD 1 Month + 0.70%), 0.81%, 10/15/2038 (e) (aa)	100	98
VMC Finance LLC, Series 2021-FL4, Class A, (ICE LIBOR USD 1 Month + 1.10%), 1.20%, 06/16/2036 (e) (aa)	499	498
WFRBS Commercial Mortgage Trust, Series 2013-C11, Class A5, 3.07%, 03/15/2045	891	903

Total Commercial Mortgage-Backed Securities (Cost $8,392)		8,352

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — 15.6%
Communications — 1.0%
Internet — 0.0% (g)
SK Broadband Co. Ltd., (South Korea), Reg. S, 3.88%, 08/13/2023		200	209

Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, (ICE LIBOR USD 3 Month + 1.65%), 1.78%, 02/01/2024 (aa)		1,700	1,737

Telecommunications — 0.7%
AT&T, Inc., Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 1.32%, 09/19/2023 (aa)	AUD	800	588
SES SA, (Luxembourg), 3.60%, 04/04/2023 (e)		1,400	1,438
Verizon Communications, Inc.,
(ICE LIBOR USD 3 Month + 1.10%), 1.26%, 05/15/2025 (aa)		200	204
Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 1.26%, 02/17/2023 (aa)	AUD	1,500	1,100
Vodafone Group plc, (United Kingdom), Reg. S, (BBSW ASX Australian 3 Month + 1.05%), 1.11%, 12/13/2022 (aa)	AUD	1,500	1,096

			4,426

Total Communications			6,372

Consumer Cyclical — 1.3%
Auto Manufacturers — 0.9%
General Motors Financial Co., Inc.,
(ICE LIBOR USD 3 Month + 1.31%), 1.53%, 06/30/2022 (aa)		300	301
3.45%, 04/10/2022		1,500	1,505
Hyundai Capital America,
0.80%, 04/03/2023 (e)		1,200	1,195
Reg. S, 1.25%, 09/18/2023		100	100
3.00%, 06/20/2022 (e)		174	176
Reg. S, 4.13%, 06/08/2023		400	415
Nissan Motor Acceptance Co. LLC,
(ICE LIBOR USD 3 Month + 0.65%), 0.77%, 07/13/2022 (e) (aa)		700	700
(ICE LIBOR USD 3 Month + 0.69%), 0.91%, 09/28/2022 (e) (aa)		1,620	1,622

			6,014

Retail — 0.4%
7-Eleven, Inc., 0.63%, 02/10/2023 (e)		1,800	1,793
McDonald’s Corp., Reg. S, (BBSW ASX Australian 3 Month + 1.13%), 1.19%, 03/08/2024 (aa)	AUD	600	441

			2,234

Total Consumer Cyclical			8,248

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Consumer Non-cyclical — 1.9%
Agriculture — 1.0%
BAT Capital Corp., (ICE LIBOR USD 3 Month + 0.88%), 1.04%, 08/15/2022 (aa)		3,500	3,509
Imperial Brands Finance plc, (United Kingdom), 3.75%, 07/21/2022 (e)		3,100	3,134

			6,643

Food — 0.1%
General Mills, Inc., 6.41%, 10/15/2022		600	627

Healthcare — Products — 0.2%
Thermo Fisher Scientific, Inc., 0.80%, 10/18/2023		1,300	1,295

Pharmaceuticals — 0.6%
Bayer US Finance II LLC, (ICE LIBOR USD 3 Month + 1.01%), 1.21%, 12/15/2023 (e) (aa)		3,500	3,529

Total Consumer Non-cyclical			12,094

Diversified — 0.3%
Holding Companies — Diversified — 0.3%
Hutchison Whampoa International 12 II Ltd., (Cayman Islands), Reg. S, 3.25%, 11/08/2022		1,825	1,861

Energy — 0.4%
Oil & Gas — 0.4%
Saudi Arabian Oil Co., (Saudi Arabia), Reg. S, 2.88%, 04/16/2024		1,600	1,652
Woodside Finance Ltd., (Australia), Reg. S, 3.70%, 09/15/2026		1,000	1,064

Total Energy			2,716

Financial — 8.1%
Banks — 6.3%
Bank of America Corp., (Canada Bankers Acceptances 3 Month + 1.13%), 2.60%, 03/15/2023 (f) (aa)	CAD	1,200	952
Barclays plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.38%), 1.54%, 05/16/2024 (aa)		1,300	1,316
Reg. S, (BBSW ASX Australian 3 Month + 1.80%), 1.86%, 06/15/2023 (aa)	AUD	750	555
BNP Paribas SA, (France), Reg. S, (BBSW ASX Australian 3 Month + 1.75%), 1.82%, 12/16/2022 (aa)	AUD	700	516
CIT Group, Inc., 5.00%, 08/15/2022		1,400	1,431
Citigroup, Inc.,
(ICE LIBOR USD 3 Month + 0.95%), 1.07%, 07/24/2023 (aa)		850	853
(BBSW ASX Australian 3 Month + 1.72%), 1.76%, 10/27/2023 (aa)	AUD	1,000	743
Credit Suisse Group AG, (Switzerland), 3.57%, 01/09/2023 (e)		1,800	1,800
Danske Bank A/S, (Denmark),
Reg. S, (ICE LIBOR USD 3 Month + 1.06%), 1.26%, 09/12/2023 (aa)		600	605
Reg. S, 5.38%, 01/12/2024		1,100	1,184

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	35

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
First Abu Dhabi Bank PJSC, (United Arab Emirates), Reg. S, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 04/16/2022 (aa)		1,800	1,802
Goldman Sachs Group, Inc. (The),
(ICE LIBOR USD 3 Month + 0.75%), 0.91%, 02/23/2023 (aa)		200	201
1.22%, 12/06/2023		1,100	1,102
Reg. S, (BBSW ASX Australian 3 Month + 1.55%), 1.61%, 05/02/2024 (aa)	AUD	500	372
Hana Bank, (South Korea), (ICE LIBOR USD 3 Month + 0.70%), 0.91%, 10/02/2022 (e) (aa)		500	501
HSBC Holdings plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.00%), 1.16%, 05/18/2024 (aa)		800	808
(ICE LIBOR USD 3 Month + 1.23%), 1.43%, 03/11/2025 (aa)		1,000	1,015
Lloyds Banking Group plc, (United Kingdom), (BBSW ASX Australian 3 Month + 1.30%), 1.37%, 03/20/2023 (aa)	AUD	300	221
4.05%, 08/16/2023		1,390	1,456
Mitsubishi UFJ Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.86%), 0.98%, 07/26/2023 (aa)		2,500	2,522
Mizuho Financial Group, Inc., (Japan), (ICE LIBOR USD 3 Month + 0.63%), 0.81%, 05/25/2024 (aa)		3,400	3,413
Morgan Stanley,
(United States SOFR + 0.70%), 0.75%, 01/20/2023 (aa)		1,594	1,594
(Canada Bankers Acceptances 3 Month + 0.30%), 0.78%, 02/03/2023 (f) (aa)	CAD	2,000	1,582
Natwest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.47%), 1.63%, 05/15/2023 (aa)		700	703
(ICE LIBOR USD 3 Month + 1.55%), 1.77%, 06/25/2024 (aa)		700	711
NatWest Markets plc, (United Kingdom), (United States SOFR + 1.66%), 1.71%, 09/29/2022 (e) (aa)		2,360	2,383
Nordea Bank Abp, (Finland), (ICE LIBOR USD 3 Month + 0.94%), 1.12%, 08/30/2023 (e) (aa)		200	202
Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 0.30%, 08/12/2024 (aa)	AUD	1,000	728
(BBSW ASX Australian 3 Month + 0.35%), 0.42%, 03/18/2024 (f) (aa)	AUD	500	364
QNB Finance Ltd., (Cayman Islands), Reg. S, (ICE LIBOR USD 3 Month + 1.00%), 1.13%, 05/02/2022 (aa)		1,100	1,101
Royal Bank of Canada, (Canada), (United States SOFR + 0.30%), 0.35%, 01/19/2024 (aa)		400	400

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Shinhan Bank Co. Ltd., (South Korea), Reg. S, 2.88%, 03/28/2022		2,100	2,109
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,700	1,782
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 1.28%, 10/16/2024 (aa)	AUD	2,400	1,776
UBS AG, (Switzerland), Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 0.94%, 07/30/2025 (aa)	AUD	2,200	1,615

			40,418

Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.50%, 09/15/2023		1,100	1,154
Ally Financial, Inc., 4.63%, 05/19/2022		200	203
American Express Co., 2.75%, 05/20/2022		3,700	3,726
International Lease Finance Corp., 5.88%, 08/15/2022		300	309
Mitsubishi HC Capital, Inc., (Japan), 2.65%, 09/19/2022 (e)		1,700	1,719
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025		2,300	2,299
ORIX Corp., (Japan), 2.90%, 07/18/2022		688	696
Park Aerospace Holdings Ltd., (Cayman Islands), 5.25%, 08/15/2022 (e)		1,100	1,124
Synchrony Financial, 2.85%, 07/25/2022		600	606

			11,836

Total Financial			52,254

Government — 0.1%
Sovereign — 0.1%
KSA Sukuk Ltd., (Cayman Islands), Reg. S, 2.89%, 04/20/2022		800	806

Industrial — 0.8%
Aerospace/Defense — 0.4%
Boeing Co. (The),
1.43%, 02/04/2024		1,000	999
4.51%, 05/01/2023		1,400	1,462

			2,461

Machinery — Construction & Mining — 0.1%
Komatsu Finance America, Inc., Reg. S, 0.85%, 09/09/2023		1,000	995

Miscellaneous Manufacturers — 0.1%
GE Capital Canada Funding Co., (Canada), 4.60%, 01/26/2022	CAD	800	634

Packaging & Containers — 0.2%
Berry Global, Inc., 0.95%, 02/15/2024		1,200	1,189

Total Industrial			5,279

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Technology — 0.2%
Computers — 0.2%
Leidos, Inc., 2.95%, 05/15/2023	1,000	1,024

Utilities — 1.5%
Electric — 1.5%
American Electric Power Co., Inc., Series A, (ICE LIBOR USD 3 Month + 0.48%), 0.61%, 11/01/2023 (aa)	1,300	1,300
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.73%, 09/15/2023 (aa)	800	799
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	325
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024	1,500	1,541
Pacific Gas and Electric Co.,
1.70%, 11/15/2023	200	200
1.75%, 06/16/2022	600	600
3.25%, 06/15/2023	200	204
3.75%, 02/15/2024	100	104
3.85%, 11/15/2023	400	413
4.25%, 08/01/2023	800	828
Southern California Edison Co., (SOFR Compounded Index + 0.64%), 0.69%, 04/03/2023 (aa)	1,700	1,701
Southern Co. (The), Series 2021, (United States SOFR + 0.37%), 0.42%, 05/10/2023 (aa)	1,400	1,397

Total Utilities		9,412

Total Corporate Bonds (Cost $100,156)		100,066

Foreign Government Securities — 0.8%
Export-Import Bank of Korea, (South Korea), (ICE LIBOR USD 3 Month + 0.53%), 0.74%, 06/25/2022 (aa)	1,000	1,002
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,400	3,316
Korea Development Bank (The), (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.80%), 0.93%, 10/30/2022 (aa)	500	502
Korea National Oil Corp., (South Korea), Reg. S, (ICE LIBOR USD 3 Month + 0.88%), 1.00%, 07/16/2023 (aa)	500	504

Total Foreign Government Securities (Cost $5,406)		5,324

Municipal Bonds — 68.9% (t)
Alabama — 0.1%
Lower Alabama Gas District, Series A, Rev., 4.00%, 12/01/2022	550	567

Alaska — 0.4%
Alaska Housing Finance Corp., Series B, Rev., VRDO, 0.11%, 01/07/2022 (z)	2,400	2,400

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — 1.0%
Arizona State University, Series A, Rev., VRDO, 0.10%, 01/07/2022 (z)	4,200	4,200
Maricopa County Unified School District, GO, 5.00%, 07/01/2022	1,310	1,341
Maricopa County, Union High School District No. 210, School Improvement Project 2011 and 2017, GO, 5.00%, 07/01/2022	1,000	1,024

		6,565

California — 3.6%
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, Series B, Rev., AMT, 5.00%, 07/01/2022	1,430	1,463
California Statewide Communities Development Authority, Washington Court Apartments, Rev., HUD, 0.22%, 08/01/2023 (z)	2,250	2,249
City of Long Beach, Series B, Rev., AMT, 4.00%, 05/15/2022	3,000	3,042
Los Angeles Department of Water, Series B4, Rev., VRDO, 0.06%, 01/03/2022 (z)	500	500
Los Angeles Department of Water & Power, Power System Revenue, Subordinate, Series B8, Rev., VRDO, 0.06%, 01/07/2022 (z)	5,500	5,500
Sacramento County Sanitation Districts Financing Authority, Rev., 5.00%, 12/01/2022	2,000	2,088
San Francisco City & County Airport Comm-San Francisco International Airport, Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.07%, 01/07/2022 (z)	4,850	4,850
State of California,
GO, 5.00%, 10/01/2022	1,000	1,036
GO, 5.00%, 11/01/2022	1,000	1,040
Series C3, GO, VRDO, LOC: U.S. Bank NA, 0.07%, 01/07/2022 (z)	1,445	1,445

		23,213

Colorado — 1.9%
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc. Obligated Group, Series A, Rev., 5.00%, 01/01/2022	2,500	2,500
Colorado Housing & Finance Authority, Multifamily Project, Series B2, Rev., 1.35%, 02/01/2022	5,000	5,002
Denver City & County School District No. 1, GO, 5.00%, 12/01/2022	3,000	3,133
Weld County School District No. 6 Greeley, GO, 5.00%, 12/01/2022	1,850	1,931

		12,566

Connecticut — 2.8%
Connecticut Housing Finance Authority,
Series B3, Rev., VRDO, 0.09%, 01/07/2022 (z)	680	680
Series F3, Rev., VRDO, 0.08%, 01/07/2022 (z)	10,500	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	37

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Connecticut State Health & Educational Facilities Authority, Stamford Hospital Issuer,
Rev., 4.00%, 07/01/2022	500	509
Rev., 4.00%, 07/01/2023	550	579
Connecticut State Health & Educational Facilities Authority, Yale University, Series V1, Rev., VRDO, 0.01%, 01/03/2022 (z)	1,500	1,500
Connecticut State, Health & Educational Facilities Authority, Yale University, Series U2, Rev., 2.00%, 07/01/2033 (z)	1,300	1,302
Hartford County, Metropolitan District (The), Series A, GO, 5.00%, 07/15/2022	1,200	1,231
State of Connecticut Special Tax Revenue, Series A, Rev., 4.00%, 05/01/2023	1,530	1,605

		17,906
District of Columbia — 0.6%
District of Columbia, Carnegie, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.10%, 01/07/2022 (z)	1,600	1,600
District of Columbia, Georgetown University, Series B2, Rev., VRDO, LOC: Bank of America NA, 0.08%, 01/07/2022 (z)	1,000	1,000
District of Columbia, Georgetown University (The), Series B1, Rev., VRDO, LOC: Bank of America NA, 0.08%, 01/07/2022 (z)	1,555	1,555

		4,155
Florida — 6.9%
Central Florida Expressway Authority, Senior Lien,
Rev., AGM, 5.00%, 07/01/2022	1,100	1,126
Rev., AGM, 5.00%, 07/01/2023	1,000	1,069
City of Fort Lauderdale, Police and Public Safety Project, Series B, GO, 5.00%, 07/01/2022	1,215	1,244
City of Gainesville, Utilities System, Series B, Rev., VRDO, 0.08%, 01/07/2022 (z)	6,540	6,540
County of Miami-Dade, Building Better Communities Project, Series A, GO, 5.00%, 07/01/2022	6,000	6,144
Florida Gulf Coast University Financing Corp., Parking Project, Series A, Rev., VRDO, LOC: TD Bank NA, 0.10%, 01/07/2022 (z)	3,455	3,455
Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group, Series A, Rev., VRDO, 0.10%, 01/07/2022 (z)	4,000	4,000
JEA Water & Sewer System Revenue, Subordinate, Series A1, Rev., VRDO, 0.07%, 01/03/2022 (z)	3,100	3,100
JEA Water & Sewer System Revenue, Subordinate, Series B1, Rev., VRDO, 0.11%, 01/07/2022 (z)	1,725	1,725
Lee Memorial Health System, Series A1, Rev., 5.00%, 04/01/2022	1,000	1,012

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Orange County Health Facilities Authority, Nemours Foundation, Series B, Rev., VRDO, LOC: Northern Trust Co., 0.09%, 01/07/2022 (z)	2,100	2,100
Orlando Utilities Commission, Series 1, Rev., VRDO, 0.08%, 01/07/2022 (z)	7,630	7,630
Seacoast Utility Authority, Series B, Rev., 5.00%, 03/01/2023	2,215	2,337
State of Florida, Board Education, Capital Outlay, Series A, GO, 5.00%, 06/01/2022	2,500	2,550

		44,032

Georgia — 0.3%
Brookhaven Development Authority, Children’s Healthcare of Atlanta Obligated Group, Series A, Rev., 5.00%, 07/01/2022	1,040	1,065
City of Atlanta Department of Aviation, Series C, Rev., AMT, 5.00%, 07/01/2024	615	681

		1,746

Idaho — 0.7%
Idaho Health Facilities Authority, St. Luke’s Health System Obligated Group, Rev., VRDO, LOC: U.S. Bank NA, 0.07%, 01/03/2022 (z)	4,500	4,500

Illinois — 2.6%
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., AMT, 5.00%, 01/01/2022 (p)	2,000	2,000
Series C, Rev., 5.00%, 01/01/2022	3,670	3,670
County of Cook, Series A, GO, 5.00%, 11/15/2023	2,250	2,444
Illinois Finance Authority, The Catherine Cook School Project, Rev., VRDO, LOC: Northern Trust Co., 0.10%, 01/07/2022 (z)	1,770	1,770
Illinois Finance Authority, University Chicago Medical Center, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.09%, 01/03/2022 (z)	3,600	3,600
Sales Tax Securitization Corp., Second Lien, Series A, Rev., 5.00%, 01/01/2024	2,700	2,942
State of Illinois, Series A, GO, 5.00%, 03/01/2023	500	526

		16,952

Indiana — 1.3%
Indiana Finance Authority, Green Bond, Series B, Rev., 5.00%, 02/01/2022	950	953
Indiana Finance Authority, Health Systems, Sisters of St. Francis, Series I, Rev., VRDO, LOC: Barclays Bank plc, 0.06%, 01/03/2022 (z)	1,605	1,605
Indiana Finance Authority, Sisters of St Francis, Rev., VRDO, LOC: Barclays Bank plc, 0.06%, 01/03/2022 (z)	900	900
Indiana Municipal Power Agency, Series B, Rev., VRDO, LOC: U.S. Bank NA, 0.07%, 01/03/2022 (z)	1,300	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Indianapolis Local Public Improvement Bond Bank, Series A, Rev., 5.00%, 06/01/2022	400	408
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority, Rev., AMT, 5.00%, 01/01/2022	3,085	3,085

		8,251

Kansas — 0.2%
Geary County Unified School District No. 475, Series B, GO, 5.00%, 09/01/2022	1,275	1,316

Maine — 0.2%
Maine Health & Higher Educational Facilities Authority,
Series A, Rev., AGM, 5.00%, 07/01/2022	500	512
Series A, Rev., AGM, 5.00%, 07/01/2023	550	588

		1,100

Maryland — 1.1%
City of Frederick, Public Improvement, GO, 3.00%, 12/01/2022	1,000	1,026
County of Anne Arundel, General Improvements, GO, 5.00%, 04/01/2022	1,165	1,179
Washington Suburban Sanitary Commission, Series A, Rev., VRDO, BAN, CNTY GTD, 0.08%, 01/07/2022 (z)	5,000	5,000

		7,205

Massachusetts — 3.5%
Commonwealth of Massachusetts, Series B, GO, 5.00%, 07/01/2023	4,650	4,980
Massachusetts Bay Transportation Authority, Series A2, Rev., VRDO, 0.07%, 01/07/2022 (z)	4,130	4,130
Massachusetts Development Finance Agency, Northeastern University, Series A, Rev., 5.00%, 10/01/2022	2,350	2,434
Massachusetts Development Finance Agency, Partners Healthcare System, Inc., Series K1, Rev., VRDO, 0.10%, 01/07/2022 (z)	5,700	5,700
Massachusetts Educational Financing Authority, Series B, Rev., AMT, 5.00%, 07/01/2022	2,000	2,046
Massachusetts School Building Authority,
Series A, Rev., 5.00%, 08/15/2022 (p)	2,710	2,791
Town of Hingham, Water Bonds, GO, 5.00%, 02/15/2022	650	654

		22,735

Michigan — 2.6%
University of Michigan, Series D1, Rev., VRDO, 0.07%, 01/03/2022 (z)	3,375	3,375
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Rev., AMT, 4.00%, 12/01/2023 (e)	12,715	13,551

		16,926

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — 1.1%
City of Rochester, Mayo Clinic,
Series A, Rev., VRDO, 0.10%, 01/07/2022 (z)	3,000	3,000
Series B, Rev., VRDO, 0.10%, 01/07/2022 (z)	3,900	3,900

		6,900

Missouri — 1.0%
City of St Louis Airport Revenue, Series A, Rev., AGM, 5.00%, 07/01/2024	2,000	2,225
State of Missouri, Health & Educational Facilities Authority, Series F, Rev., VRDO, 0.06%, 01/03/2022 (z)	4,335	4,335

		6,560

Nevada — 0.3%
Las Vegas Valley Water District, Series B, GO, 5.00%, 06/01/2022	2,000	2,040

New Hampshire — 1.3%
New Hampshire Health and Education Facilities Authority Act, Bishop Guertin High School, Rev., VRDO, LOC: TD Bank NA, 0.08%, 01/07/2022 (z)	2,170	2,170
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire, Series B, Rev., VRDO, 0.06%, 01/03/2022 (z)	3,375	3,375
New Hampshire Health and Education Facilities Authority, University System, Series B1, Rev., VRDO, 0.06%, 01/03/2022 (z)	3,115	3,115

		8,660

New Jersey — 1.4%
City of Newark, Series A, GO, 5.00%, 10/01/2022	700	722
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Rev., 5.00%, 07/01/2024	6,930	7,724
New Jersey Higher Education Student Assistance Authority, Series B, Rev., AMT, 5.00%, 12/01/2023	300	325

		8,771

New Mexico — 1.2%
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 5.00%, 09/01/2024	6,750	7,538

New York — 10.9%
City of New York,
Series F, GO, 5.00%, 08/01/2022	1,125	1,129
Series G6, GO, VRDO, LOC: Mizuho Bank Ltd., 0.08%, 01/03/2022 (z)	4,000	4,000
Series I4, GO, VRDO, LOC: TD Bank NA, 0.07%, 01/03/2022 (z)	2,000	2,000
City of New York, Fiscal 2018, Series B, GO, VRDO, 0.06%, 01/03/2022 (z)	3,700	3,700

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	39

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
City of New York, Fiscal 2017, Series A4, GO, VRDO, LOC: Citibank NA, 0.10%, 01/07/2022 (z)	390	390
Metropolitan Transportation Authority,
Series A, Rev., BAN, 4.00%, 02/01/2022	12,000	12,034
Series A, Rev., BAN, 5.00%, 03/01/2022	2,000	2,015
New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series BB, Rev., VRDO, 0.09%, 01/03/2022 (z)	1,000	1,000
New York City Transitional Finance Authority, Future Tax Secured Revenue,
Rev., 5.00%, 11/01/2023	1,000	1,086
Series A4, Rev., VRDO, 0.07%, 01/03/2022 (z)	3,500	3,500
Series B1, Rev., 4.00%, 11/01/2022	1,800	1,858
Series B5, Rev., VRDO, 0.07%, 01/03/2022 (z)	1,000	1,000
Series E1, Rev., 5.00%, 02/01/2022	2,490	2,499
New York City Water & Sewer System, Second General Resolution,
Rev., VRDO, 0.07%, 01/03/2022 (z)	3,000	3,000
Series F2, Rev., VRDO, 0.07%, 01/03/2022 (z)	1,300	1,300
New York City Water & Sewer System, Series F1, Rev., VRDO, 0.07%, 01/03/2022 (z)	3,180	3,180
New York State Dormitory Authority,
Series A, Rev., AGM, 4.00%, 10/01/2023	1,150	1,224
Series B, Rev., 4.00%, 10/01/2023	2,805	2,979
New York State Dormitory Authority, School Districts Financing Program, Rev., 5.00%, 10/01/2023	1,245	1,346
New York State Dormitory Authority, St Johns University, Series A, Rev., 5.00%, 07/01/2023	500	535
New York State Thruway Authority, Series O, Rev., 5.00%, 01/01/2023	8,905	9,325
New York State Urban Development Corp., Series A, Rev., 5.00%, 03/15/2022	8,575	8,658
Town of Oyster Bay, GO, 2.00%, 03/01/2022	900	903
Triborough Bridge & Tunnel Authority, Series B3, Rev., VRDO, LOC: State Street Bank & Trust Co., 0.09%, 01/03/2022 (z)	1,430	1,430

		70,091

North Carolina — 1.4%
City of Charlotte, Water & Sewer System, Series B, Rev., VRDO, 0.10%, 01/07/2022 (z)	4,510	4,510
County of Durham, GO, 5.00%, 04/01/2022	1,135	1,148
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024	3,000	3,270

		8,928

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — 3.4%
City of Cincinnati, Series A, GO, 5.00%, 12/01/2032 (p)	1,700	1,734
County of Franklin, Facilities, OhioHealth Corp., Series D, Rev., VRDO, LOC: Northern Trust Co., 0.08%, 01/07/2022 (z)	2,500	2,500
Ohio Higher Educational Facility Commission, Cleveland Clinic Health System Obligated Group, Series B3, Rev., VRDO, 0.06%, 01/03/2022 (z)	4,500	4,500
Ohio State University (The), Series B2, Rev., VRDO, 0.09%, 01/07/2022 (z)	6,725	6,725
State of Ohio, Cleveland Clinic Health System, Rev., VRDO, 0.08%, 01/07/2022 (z)	6,000	6,000
State of Ohio, Mental Health Facilities Improvement, Series A, Rev., 5.00%, 02/01/2024	500	547

		22,006

Oklahoma — 0.3%
Tulsa County, Independent School District No. 1, Series A, GO, 2.00%, 03/01/2023	2,130	2,174

Oregon — 0.2%
Oregon State Lottery, Series A, Rev., 5.00%, 04/01/2024	1,100	1,214

Pennsylvania — 1.2%
Geisinger Authority, Health System, Series A, Rev., 5.00%, 04/01/2022	2,400	2,428
Lancaster Higher Education Authority, Harrisburg Area Community, Rev., BAM, 5.00%, 10/01/2023	600	648
Pennsylvania Economic Development Financing Authority,
Series A, Rev., 4.00%, 10/15/2022	600	618
Series A, Rev., 4.00%, 10/15/2023	700	745
Phoenixville Area School District, GO, 4.00%, 11/15/2022	1,000	1,032
Ringgold Pennsylvania School District, GO, BAM, 3.00%, 09/01/2022	2,325	2,367

		7,838

Rhode Island — 0.3%
Rhode Island Commerce Corp. Rev., GAN, 5.00%, 06/15/2022	1,550	1,583

South Carolina — 0.4%
Piedmont Municipal Power Agency, Series E, Rev., 5.00%, 01/01/2023	2,250	2,355

Tennessee — 0.4%
Memphis-Shelby County Airport Authority, Series B, Rev., AMT, 5.00%, 07/01/2022	1,750	1,791
Shelby County Health Educational & Housing Facilities Board, Methodist Le Bonheur, Rev., VRDO, AGM, 0.07%, 01/03/2022 (z)	1,000	1,000

		2,791

SEE NOTES TO FINANCIAL STATEMENTS.

40	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — 8.9%
Allen Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	3,000	3,017
GO, PSF-GTD, 5.00%, 02/15/2023	1,205	1,269
City of Dallas, Refunding and Improvement, GO, 5.00%, 02/15/2022	3,000	3,017
City of Houston, Series A, GO, 5.00%, 03/01/2022	2,505	2,524
City of Houston Combined Utility System Revenue, First Lien,
Rev., VRDO, LOC: Citibank NA, 0.08%, 01/07/2022 (z)	1,650	1,650
Rev., VRDO, (SIFMA Municipal Swap Index + 0.01%), 0.08%, 01/07/2022 (aa)	5,000	5,000
City of Mesquite, GO, 3.00%, 02/15/2023	1,000	1,031
City of San Antonio, Municipal Drainage Utility, Rev., 5.00%, 02/01/2023	1,000	1,052
Collin County, Community College District, Series A, GO, 5.00%, 08/15/2022	1,310	1,349
County of Harris, Road Bonds, Series A, GO, 5.00%, 10/01/2022	1,660	1,720
County of Williamson,
GO, 4.00%, 02/15/2022	3,190	3,204
GO, 4.00%, 02/15/2023	2,315	2,414
GO, 5.00%, 02/15/2022	1,000	1,006
Dallas Fort Worth International Airport, Series B, Rev., 5.00%, 11/01/2022	3,000	3,120
Fort Bend Independent School District, GO, PSF-GTD, 5.00%, 08/15/2022	1,000	1,030
Frisco Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	2,000	2,011
GO, PSF-GTD, 5.00%, 08/15/2022	1,240	1,277
Garland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,160	1,222
Harris County Toll Road Authority, First Lien,
Rev., 5.00%, 08/15/2022	2,100	2,162
Rev., 5.00%, 08/15/2023	1,600	1,722
Lower Colorado River Authority, LCRA Transmission Services Corp., Rev., 5.00%, 05/15/2023	1,200	1,277
North Texas Tollway Authority, Rev., 5.00%, 01/01/2022 (p)	880	880
North Texas Tollway Authority, Unrefunded, Rev., 5.00%, 01/01/2022	1,120	1,120
Round Rock Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2022	1,280	1,315
San Antonio Independent School District, GO, PSF-GTD, 5.00%, 02/15/2022	6,560	6,597
Texas State University System, Series A, Rev., 5.00%, 03/15/2022	2,200	2,221
Texas Water Development Board, Master Trust,
Rev., 3.00%, 04/15/2022	1,000	1,008
Rev., 3.00%, 10/15/2022	2,000	2,045

		57,260

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Utah — 0.3%
Central Valley Water Reclamation Facility, Green Bond, Series C, Rev., 5.00%, 03/01/2024	500	550
County of Utah, Ihc Health Services, Inc., Series B, Rev., VRDO, 0.09%, 01/07/2022 (z)	1,250	1,250

		1,800

Virginia — 3.2%
Albermarle County Economic Development Authority, Sentara Healthcare Obligated Group, Series B, Rev., VRDO, 0.05%, 01/03/2022 (z)	1,000	1,000
Norfolk Economic Development Authority, Sentara Healthcare Obligated Group,
Series A, Rev., VRDO, 0.10%, 01/07/2022 (z)	9,100	9,100
Rev., VRDO, 0.08%, 01/07/2022 (z)	9,000	9,000
Virginia College Building Authority, 21st Century College, Series E1, Rev., 5.00%, 02/01/2024	1,285	1,409

		20,509

Washington — 1.1%
Chelan County Public Utility District No. 1, Series B, Rev., VRDO, 0.08%, 01/07/2022 (z)	4,000	4,000
Port of Seattle, Intermediate Lien, Rev., AMT, 5.00%, 04/01/2022	2,000	2,023
Snohomish County School District No. 6 Mukilteo, GO, SCH BD GTY, 5.00%, 12/01/2023	1,000	1,089

		7,112

Wisconsin — 0.8%
State of Wisconsin, Series A, GO, 5.00%, 05/01/2022	4,815	4,891

Total Municipal Bonds (Cost $443,065)		443,156

U.S. Government Agency Securities — 0.9%
FHLBs,
0.96%, 03/05/2026	3,400	3,361
1.10%, 08/20/2026	1,900	1,878
1.11%, 07/27/2026	600	596

Total U.S. Government Agency Securities (Cost $5,900)		5,835

U.S. Treasury Obligations — 1.1%
U.S. Treasury Notes,
0.75%, 11/15/2024	1,300	1,293
1.00%, 12/15/2024	5,800	5,808

Total U.S. Treasury Obligations (Cost $7,107)		7,101

Short-Term Investments — 3.8%
Municipal Bonds — 0.3% (t)
County of Los Angeles, Rev., TRAN, 4.00%, 06/30/2022	1,000	1,019

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	41

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)			VALUE($)
Short-Term Investments — continued
Municipal Bonds — continued
State of Illinois, Series A, GO, 5.00%, 03/01/2022		500		504

Total Municipal Bonds				1,523

Time Deposits — 0.6%
Australia & New Zealand Banking Group Ltd.,
(0.33%), 01/04/2022	AUD	—	(h)	—	(h)
0.01%, 01/03/2022		131		131
Brown Brothers Harriman, 0.01%, 01/04/2022	CAD	182		144
Citibank NA,
(0.97%), 01/03/2022	EUR	2		2
0.01%, 01/04/2022	GBP	131		177
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2022	JPY	190		1
0.01%, 01/03/2022		3,511		3,511

Total Time Deposits				3,966

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 2.9%
U.S. Cash Management Bill, Zero Coupon, 03/08/2022	7,000	6,999
U.S. Treasury Bills,
Zero Coupon, 02/03/2022 (ii)	200	200
Zero Coupon, 02/10/2022	9,700	9,700
Zero Coupon, 02/15/2022	1,900	1,900

Total U.S. Treasury Obligations		18,799

Total Short-Term Investments (Cost $24,288)		24,288

Total Investments — 99.3% (Cost — $638,333)		638,448

Other Assets in Excess of Liabilities — 0.7%		4,619

NET ASSETS — 100.0%		$643,067

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
3 Month Eurodollar	61	12/2022	USD	15,099	(8)
Canadian Bankers’ Acceptance	85	12/2022	CAD	16,608	(104)
Canadian Bankers’ Acceptance	167	03/2023	CAD	32,754	(386)
U.S. Treasury 10 Year Note	10	03/2022	USD	1,297	8
U.S. Treasury 2 Year Note	112	03/2022	USD	24,453	(18)

					(508)

Short Contracts
U.S. Treasury 5 Year Note	(272)	03/2022	USD	(32,905)	(1)
U.S. Ultra Treasury 10 Year Note	(47)	03/2022	USD	(6,787)	(95)

					(96)

Total unrealized appreciation (depreciation)					(604)

Forward foreign currency exchange contracts outstanding as of December 31, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	1,542	JPY	170,000	Morgan Stanley & Co.	01/06/2022	64
GBP	209	USD	277	Barclays Bank plc	01/07/2022	6
MXN	105	USD	5	Barclays Bank plc	02/18/2022	— (h)

Total unrealized appreciation						70

JPY	170,000	USD	1,531	Bank of America, NA	01/06/2022	(53)
USD	7,280	AUD	10,085	Morgan Stanley & Co.	01/07/2022	(57)
USD	720	AUD	1,009	Morgan Stanley & Co.	01/07/2022	(14)
USD	1,672	AUD	2,337	Morgan Stanley & Co.	01/07/2022	(28)

SEE NOTES TO FINANCIAL STATEMENTS.

42	SIX CIRCLES TRUST	DECEMBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	214	AUD	304	Morgan Stanley & Co.	01/07/2022	(8)
USD	61	AUD	85	Morgan Stanley & Co.	01/07/2022	(1)
USD	4,784	CAD	6,098	Morgan Stanley & Co.	01/07/2022	(37)
USD	144	GBP	108	Morgan Stanley & Co.	01/07/2022	(2)
USD	7,205	GBP	5,411	Morgan Stanley & Co.	01/07/2022	(119)

Total unrealized depreciation						(319)

Net unrealized appreciation (depreciation)						(249)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2021:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	10,800	—	(4)	(4)
ICE LIBOR USD 1 Month	ICE LIBOR USD 3 Month	Pay	01/13/2023	USD	14,200	—	(6)	(6)

Total						—	(10)	(10)

(a)	Value of floating rate index as of December 31, 2021 was as follows:

FLOATING RATE INDEX
ICE LIBOR USD 1 Month	0.10%
ICE LIBOR USD 3 Month	0.21%

Centrally Cleared Credit Default Swap contracts outstanding — buy protection (1) as of December 31, 2021:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.IG.35-V1	1.00%	Quarterly	12/20/2025	0.39	USD	900	(19)	(3)	(22)
CDX.NA.IG.36-V1	1.00%	Quarterly	06/20/2026	0.44	USD	3,900	(96)	(1)	(97)
CDX.NA.IG.37-V1	1.00%	Quarterly	12/20/2026	0.49	USD	9,400	(234)	2	(232)

Total							(349)	(2)	(351)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	43

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ASX	— Australian Stock Exchange
AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BAM	— Insured by Build America Mutual
BBSW	— Bank Bill Swap Rate
CNTY	— County
CDX	— Credit Default Swap Index
FHLB	— Federal Home Loan Bank
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HUD	— U.S. Department of Housing and Urban Development
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LOC	— Letter of Credit
PSF	— Permanent School Fund
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
RMBS	— Residential Mortgage-Backed Securities
SCH BD GTY	— School Bond Guaranty
SIFMA	— Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2021.

TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2021.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(ii)	— Approximately $60,998 of this investment is restricted as collateral for forwards to Bank of America NA.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 99.3%
Basic Materials — 0.4%
Chemicals — 0.3%
Air Products & Chemicals, Inc.	15	4,661
Albemarle Corp.	8	1,893
Celanese Corp., Class A	8	1,267
CF Industries Holdings, Inc.	14	989
Dow, Inc.	61	3,484
DuPont de Nemours, Inc.	38	3,051
Eastman Chemical Co.	9	1,094
Ecolab, Inc.	19	4,376
FMC Corp.	8	908
International Flavors & Fragrances, Inc.	17	2,630
Linde plc, (United Kingdom)	37	12,890
LyondellBasell Industries NV, Class A	22	2,074
Mosaic Co. (The)	26	1,021
PPG Industries, Inc.	16	2,707
RPM International, Inc.	6	611
Sherwin-Williams Co. (The)	17	6,092

		49,748

Forest Products & Paper — 0.0% (g)
International Paper Co.	35	1,637

Iron/Steel — 0.0% (g)
Nucor Corp.	20	2,248
Steel Dynamics, Inc.	18	1,110

		3,358

Mining — 0.1% (g)
Freeport-McMoRan, Inc.	101	4,227
Newmont Corp.	50	3,119

		7,346

Total Basic Materials		62,089

Communications — 22.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The)	24	911
Omnicom Group, Inc.	16	1,138
Trade Desk, Inc. (The), Class A (a)	302	27,640

		29,689

Internet — 21.8%
Airbnb, Inc., Class A (a)	16	2,696
Alphabet, Inc., Class A (a)	252	729,944
Alphabet, Inc., Class C (a)	241	697,072
Amazon.com, Inc. (a)	445	1,485,245
Booking Holdings, Inc. (a)	3	6,963
CDW Corp.	9	1,861
Chewy, Inc., Class A (a)	86	5,096
DoorDash, Inc., Class A (a)	105	15,623
eBay, Inc.	634	42,148
Etsy, Inc. (a)	123	26,943
Expedia Group, Inc. (a)	9	1,703
F5, Inc. (a)	4	977
GoDaddy, Inc., Class A (a)	10	836
IAC/InterActiveCorp. (a)	66	8,607

SECURITY DESCRIPTION	SHARES		VALUE ($)

Internet — continued
Lyft, Inc., Class A (a)	104		4,462
Match Group, Inc. (a)	218		28,886
MercadoLibre, Inc., (Argentina) (a)	44		58,872
Meta Platforms, Inc., Class A (a)	1,994		670,574
Netflix, Inc. (a)	31		18,749
NortonLifeLock, Inc.	400		10,388
Okta, Inc., Class A (a)	9		2,041
Palo Alto Networks, Inc. (a)	67		37,511
Pinterest, Inc., Class A (a)	463		16,820
Robinhood Markets, Inc., Class A (a)	96		1,707
Roku, Inc., Class A (a)	8		1,816
Snap, Inc., Class A (a)	886		41,667
Twitter, Inc. (a)	669		28,910
Uber Technologies, Inc. (a)	501		21,025
VeriSign, Inc. (a)	6		1,482
Wayfair, Inc., Class A (a)	72		13,602
Zendesk, Inc. (a)	84		8,781
Zillow Group, Inc., Class A (a)	2		93
Zillow Group, Inc., Class C (a)	15		950

			3,994,050

Media — 0.3%
Cable One, Inc.	—	(h)	369
Charter Communications, Inc., Class A (a)	9		5,859
Comcast Corp., Class A	336		16,893
Discovery, Inc., Class A (a)	14		322
Discovery, Inc., Class C (a)	24		542
DISH Network Corp., Class A (a)	21		688
FactSet Research Systems, Inc.	19		9,200
Fox Corp., Class A	17		634
Fox Corp., Class B	20		694
Liberty Broadband Corp., Class A (a)	—	(h)	8
Liberty Broadband Corp., Class C (a)	10		1,638
Liberty Global plc, (United Kingdom), Class A (a)	15		410
Liberty Global plc, (United Kingdom), Class C (a)	14		395
Liberty Media Corp.-Liberty Formula One, Class C (a)	12		732
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	5		279
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	10		493
News Corp., Class A	25		554
Sirius XM Holdings, Inc.	27		174
ViacomCBS, Inc., Class B	45		1,345
Walt Disney Co. (The) (a)	131		20,235

			61,464

Telecommunications — 0.3%
Arista Networks, Inc. (a)	15		2,193
AT&T, Inc.	502		12,354
Cisco Systems, Inc.	305		19,336
Corning, Inc.	62		2,320
Juniper Networks, Inc.	21		762
Lumen Technologies, Inc.	43		541
Motorola Solutions, Inc.	11		2,879
T-Mobile US, Inc. (a)	45		5,244

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	45

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE ($)
Common Stocks — continued
Telecommunications — continued
Verizon Communications, Inc.	304		15,814

			61,443

Total Communications			4,146,646

Consumer Cyclical — 1.9%
Airlines — 0.0% (g)
Delta Air Lines, Inc. (a)	70		2,726
Southwest Airlines Co. (a)	69		2,950

			5,676

Apparel — 0.1%
NIKE, Inc., Class B	91		15,250
VF Corp.	22		1,625

			16,875

Auto Manufacturers — 0.6%
Cummins, Inc.	59		12,948
Ford Motor Co.	267		5,544
General Motors Co. (a)	97		5,686
Lucid Group, Inc. (a)	27		1,038
PACCAR, Inc.	144		12,700
Rivian Automotive, Inc., Class A (a)	12		1,224
Tesla, Inc. (a)	59		62,307

			101,447

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland) (a)	19		3,173
BorgWarner, Inc.	16		735
Lear Corp.	4		812

			4,720

Distribution/Wholesale — 0.2%
Copart, Inc. (a)	89		13,498
Fastenal Co.	241		15,470
LKQ Corp.	22		1,302
Pool Corp.	3		1,553
WW Grainger, Inc.	19		9,600

			41,423

Entertainment — 0.0% (g)
AMC Entertainment Holdings, Inc., Class A (a)	35		962
Caesars Entertainment, Inc. (a)	15		1,377
DraftKings, Inc., Class A (a)	25		676
Live Nation Entertainment, Inc. (a)	11		1,285
Vail Resorts, Inc.	3		912

			5,212

Food Service — 0.0% (g)
Aramark	16		585

Home Builders — 0.0% (g)
DR Horton, Inc.	21		2,255
Lennar Corp., Class A	16		1,915
NVR, Inc. (a)	—	(h)	1,105
PulteGroup, Inc.	13		723

			5,998

SECURITY DESCRIPTION	SHARES	VALUE ($)

Home Furnishings — 0.0% (g)
Whirlpool Corp.	6	1,359

Housewares — 0.0% (g)
Newell Brands, Inc.	17	378

Leisure Time — 0.0% (g)
Carnival Corp. (a)	56	1,125
Peloton Interactive, Inc., Class A (a)	21	740
Royal Caribbean Cruises Ltd. (a)	16	1,248

		3,113

Lodging — 0.1%
Hilton Worldwide Holdings, Inc. (a)	21	3,230
Las Vegas Sands Corp. (a)	22	830
Marriott International, Inc., Class A (a)	22	3,636
MGM Resorts International	35	1,585
Wynn Resorts Ltd. (a)	6	528

		9,809

Retail — 0.9%
Advance Auto Parts, Inc.	4	1,049
AutoZone, Inc. (a)	1	2,820
Bath & Body Works, Inc.	16	1,136
Best Buy Co., Inc.	17	1,731
Burlington Stores, Inc. (a)	4	1,149
CarMax, Inc. (a)	11	1,437
Carvana Co., Class A (a)	5	1,186
Chipotle Mexican Grill, Inc., Class A (a)	2	3,453
Costco Wholesale Corp.	31	17,838
Darden Restaurants, Inc.	10	1,538
Dollar General Corp.	16	3,707
Dollar Tree, Inc. (a)	16	2,218
Domino’s Pizza, Inc.	3	1,423
Genuine Parts Co.	8	1,132
Home Depot, Inc. (The)	73	30,488
Lowe’s Cos., Inc.	48	12,329
Lululemon Athletica, Inc., (Canada) (a)	9	3,354
McDonald’s Corp.	52	13,865
O’Reilly Automotive, Inc. (a)	5	3,295
Ross Stores, Inc.	27	3,032
Starbucks Corp.	82	9,538
Target Corp.	35	8,042
TJX Cos., Inc. (The)	84	6,366
Tractor Supply Co.	7	1,609
Ulta Beauty, Inc. (a)	3	1,412
Walgreens Boots Alliance, Inc.	52	2,700
Walmart, Inc.	113	16,378
Yum! Brands, Inc.	18	2,541

		156,766

Textiles — 0.0% (g)
Mohawk Industries, Inc. (a)	6	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

46	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	8	788

Total Consumer Cyclical		355,161

Consumer Non-cyclical — 28.4%
Agriculture — 0.1%
Altria Group, Inc.	127	6,030
Archer-Daniels-Midland Co.	46	3,111
Bunge Ltd.	12	1,084
Philip Morris International, Inc.	104	9,920

		20,145

Beverages — 4.6%
Brown-Forman Corp., Class B	418	30,451
Coca-Cola Co. (The)	5,535	327,722
Constellation Brands, Inc., Class A	226	56,723
Keurig Dr Pepper, Inc.	951	35,044
Molson Coors Beverage Co., Class B	259	11,998
Monster Beverage Corp. (a)	536	51,434
PepsiCo., Inc.	1,865	323,897

		837,269

Biotechnology — 1.7%
Alnylam Pharmaceuticals, Inc. (a)	64	10,859
Amgen, Inc.	309	69,452
Biogen, Inc. (a)	81	19,438
BioMarin Pharmaceutical, Inc. (a)	99	8,751
Bio-Rad Laboratories, Inc., Class A (a)	2	1,455
Corteva, Inc.	56	2,626
Gilead Sciences, Inc.	681	49,428
Horizon Therapeutics Plc (a)	115	12,350
Illumina, Inc. (a)	10	3,950
Incyte Corp. (a)	101	7,407
Moderna, Inc. (a)	186	47,224
Novavax, Inc. (a)	38	5,478
Regeneron Pharmaceuticals, Inc. (a)	57	36,141
Royalty Pharma plc, Class A	26	1,033
Seagen, Inc. (a)	74	11,440
Vertex Pharmaceuticals, Inc. (a)	141	30,914

		317,946

Commercial Services — 1.4%
Affirm Holdings, Inc., Class A (a)	6	608
AMERCO	4	2,826
Automatic Data Processing, Inc.	30	7,383
Block, Inc., Class A (a)	29	4,668
Booz Allen Hamilton Holding Corp., Class A	55	4,689
Cintas Corp.	39	17,211
CoStar Group, Inc. (a)	159	12,599
Equifax, Inc.	50	14,662
FleetCor Technologies, Inc. (a)	6	1,301
Gartner, Inc. (a)	5	1,759
Global Payments, Inc.	21	2,831
IHS Markit Ltd., (United Kingdom)	158	21,029
MarketAxess Holdings, Inc.	30	12,418
Moody’s Corp.	91	35,491

SECURITY DESCRIPTION	SHARES	VALUE ($)

Commercial Services — continued
PayPal Holdings, Inc. (a)	79	14,950
Robert Half International, Inc.	48	5,374
Rollins, Inc.	94	3,202
S&P Global, Inc.	134	63,355
TransUnion	79	9,353
United Rentals, Inc. (a)	30	10,039
Verisk Analytics, Inc., Class A	63	14,464

		260,212

Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co.	52	4,431
Estee Lauder Cos., Inc. (The), Class A	16	6,054
Procter & Gamble Co. (The)	175	28,573

		39,058

Food — 0.2%
Campbell Soup Co.	9	371
Conagra Brands, Inc.	25	856
General Mills, Inc.	44	2,961
Hershey Co. (The)	9	1,666
Hormel Foods Corp.	19	927
J M Smucker Co. (The)	8	1,138
Kellogg Co.	17	1,074
Kraft Heinz Co. (The)	47	1,703
Kroger Co. (The)	52	2,360
McCormick & Co., Inc.	16	1,568
Mondelez International, Inc., Class A	105	6,980
Sysco Corp.	32	2,541
Tyson Foods, Inc., Class A	26	2,233

		26,378

Healthcare — Products — 0.7%
10X Genomics, Inc., Class A (a)	5	749
Abbott Laboratories	125	17,554
ABIOMED, Inc. (a)	3	913
Align Technology, Inc. (a)	5	3,350
Avantor, Inc. (a)	36	1,516
Baxter International, Inc.	34	2,884
Bio-Techne Corp.	3	1,302
Boston Scientific Corp. (a)	105	4,480
Cooper Cos., Inc. (The)	4	1,503
Danaher Corp.	45	14,918
DENTSPLY SIRONA, Inc.	15	815
Edwards Lifesciences Corp. (a)	42	5,403
Exact Sciences Corp. (a)	93	7,263
Henry Schein, Inc. (a)	13	974
Hologic, Inc. (a)	19	1,424
IDEXX Laboratories, Inc. (a)	5	3,592
Insulet Corp. (a)	4	1,047
Intuitive Surgical, Inc. (a)	25	8,916
Masimo Corp. (a)	3	849
Medtronic plc, (Ireland)	101	10,487
Novocure Ltd., (Jersey) (a)	6	454
PerkinElmer, Inc.	8	1,552
ResMed, Inc.	10	2,483

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	47

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Healthcare — Products — continued
STERIS plc	6	1,458
Stryker Corp.	25	6,645
Teleflex, Inc.	3	1,002
Thermo Fisher Scientific, Inc.	28	18,787
Waters Corp. (a)	4	1,564
West Pharmaceutical Services, Inc.	4	2,108
Zimmer Biomet Holdings, Inc.	16	2,016

		128,008

Healthcare — Services — 7.1%
Anthem, Inc.	435	201,751
Catalent, Inc. (a)	246	31,432
Centene Corp. (a)	1,045	86,108
Charles River Laboratories International, Inc. (a)	3	1,186
DaVita, Inc. (a)	3	365
HCA Healthcare, Inc.	17	4,343
Humana, Inc.	231	106,980
IQVIA Holdings, Inc. (a)	14	4,035
Laboratory Corp. of America Holdings (a)	7	2,045
Molina Healthcare, Inc. (a)	4	1,271
Oak Street Health, Inc. (a)	5	168
Quest Diagnostics, Inc.	8	1,359
Teladoc Health, Inc. (a)	10	912
UnitedHealth Group, Inc.	1,693	850,226
Universal Health Services, Inc., Class B	6	787

		1,292,968

Household Products/Wares — 0.0% (g)
Avery Dennison Corp.	6	1,335
Church & Dwight Co., Inc.	15	1,523
Clorox Co. (The)	7	1,201
Kimberly-Clark Corp.	23	3,250

		7,309

Pharmaceuticals — 12.4%
AbbVie, Inc.	956	129,380
AmerisourceBergen Corp., Class A	11	1,417
Becton Dickinson and Co.	21	5,258
Bristol-Myers Squibb Co.	3,180	198,290
Cardinal Health, Inc.	18	949
Cigna Corp.	24	5,468
CVS Health Corp.	96	9,902
Dexcom, Inc. (a)	6	3,462
Elanco Animal Health, Inc. (a)	29	835
Eli Lilly & Co.	1,141	315,046
Jazz Pharmaceuticals plc, (Ireland) (a)	4	554
Johnson & Johnson	3,782	647,048
McKesson Corp.	10	2,522
Merck & Co., Inc.	3,628	278,087
Neurocrine Biosciences, Inc. (a)	51	4,340
Organon & Co.	346	10,539
Pfizer, Inc.	8,057	475,769
Viatris, Inc.	1,728	23,384
Zoetis, Inc., Class A	679	165,607

		2,277,857

Total Consumer Non-cyclical		5,207,150

SECURITY DESCRIPTION	SHARES	VALUE ($)

Energy — 0.5%
Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	34	6,283
Plug Power, Inc. (a)	206	5,804
SolarEdge Technologies, Inc., (Israel) (a)	14	3,981
Sunrun, Inc. (a)	72	2,467

		18,535

Oil & Gas — 0.4%
Chevron Corp.	142	16,646
ConocoPhillips	101	7,283
Coterra Energy, Inc.	57	1,083
Devon Energy Corp.	43	1,900
Diamondback Energy, Inc.	10	1,074
EOG Resources, Inc.	46	4,057
Exxon Mobil Corp.	303	18,531
Hess Corp.	17	1,288
Marathon Petroleum Corp.	43	2,763
Occidental Petroleum Corp.	61	1,763
Phillips 66	30	2,148
Pioneer Natural Resources Co.	17	3,153
Valero Energy Corp.	28	2,120

		63,809

Oil & Gas Services — 0.0% (g)
Baker Hughes Co., Class A	55	1,321
Halliburton Co.	58	1,329
Schlumberger NV	99	2,977

		5,627

Pipelines — 0.0% (g)
Cheniere Energy, Inc.	14	1,417
Kinder Morgan, Inc.	134	2,128
ONEOK, Inc.	30	1,771
Williams Cos., Inc. (The)	73	1,901

		7,217

Total Energy		95,188

Financial — 12.7%
Banks — 4.7%
Bank of America Corp.	4,049	180,127
Bank of New York Mellon Corp. (The)	502	29,156
Citigroup, Inc.	1,130	68,268
Citizens Financial Group, Inc.	308	14,559
Fifth Third Bancorp	460	20,031
First Republic Bank	113	23,332
Goldman Sachs Group, Inc. (The)	187	71,535
Huntington Bancshares, Inc.	1,053	16,243
KeyCorp.	689	15,931
M&T Bank Corp.	94	14,413
Morgan Stanley	753	73,880
Northern Trust Corp.	140	16,719
PNC Financial Services Group, Inc. (The)	243	48,745
Regions Financial Corp.	694	15,139
Signature Bank	32	10,466
State Street Corp.	237	21,997

SEE NOTES TO FINANCIAL STATEMENTS.

48	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Banks — continued
SVB Financial Group (a)	37	24,949
Truist Financial Corp.	769	45,003
US Bancorp	815	45,762
Wells Fargo & Co.	2,232	107,114

		863,369

Diversified Financial Services — 3.0%
Ally Financial, Inc.	223	10,619
American Express Co.	376	61,567
Ameriprise Financial, Inc.	74	22,233
Apollo Global Management, Inc., Class A	86	6,194
BlackRock, Inc., Class A	67	61,461
Capital One Financial Corp.	261	37,861
Cboe Global Markets, Inc.	55	7,127
Charles Schwab Corp. (The)	804	67,587
CME Group, Inc., Class A	205	46,944
Coinbase Global, Inc., Class A (a)	20	5,037
Discover Financial Services	196	22,657
Franklin Resources, Inc.	159	5,316
Intercontinental Exchange, Inc.	325	44,388
Invesco Ltd.	276	6,361
Mastercard, Inc., Class A	62	22,129
Nasdaq, Inc.	82	17,315
Raymond James Financial, Inc.	98	9,819
SEI Investments Co.	132	8,045
SoFi Technologies, Inc. (a)	248	3,920
Synchrony Financial	388	17,985
T Rowe Price Group, Inc.	140	27,506
Tradeweb Markets, Inc., Class A	53	5,298
Upstart Holdings, Inc. (a)	8	1,262
Visa, Inc., Class A	121	26,197
Western Union Co. (The)	13	232

		545,060

Insurance — 4.1%
Aflac, Inc.	407	23,766
Alleghany Corp. (a)	13	8,946
Allstate Corp. (The)	194	22,812
American Financial Group, Inc.	68	9,271
American International Group, Inc.	503	28,579
Aon plc, Class A	131	39,396
Arch Capital Group Ltd., (Bermuda) (a)	298	13,252
Arthur J Gallagher & Co.	123	20,792
Assurant, Inc.	45	7,055
Athene Holding Ltd., (Bermuda), Class A (a)	95	7,894
Berkshire Hathaway, Inc., Class B (a)	704	210,393
Brown & Brown, Inc.	116	8,188
Chubb Ltd., (Switzerland)	244	47,225
Cincinnati Financial Corp.	103	11,741
Equitable Holdings, Inc.	311	10,190
Erie Indemnity Co., Class A	12	2,230
Everest Re Group Ltd., (Bermuda)	36	9,860
Fidelity National Financial, Inc.	157	8,202
Globe Life, Inc.	98	9,169

SECURITY DESCRIPTION	SHARES	VALUE ($)

Insurance — continued
Hartford Financial Services Group, Inc. (The)	245	16,924
Lincoln National Corp.	155	10,589
Loews Corp.	181	10,439
Markel Corp. (a)	11	13,091
Marsh & McLennan Cos., Inc.	288	50,111
MetLife, Inc.	450	28,113
Principal Financial Group, Inc.	200	14,443
Progressive Corp. (The)	350	35,890
Prudential Financial, Inc.	242	26,175
Travelers Cos., Inc. (The)	158	24,700
Willis Towers Watson plc, (United Kingdom)	85	20,160
WR Berkley Corp.	127	10,453

		760,049

Private Equity — 0.4%
Blackstone, Inc.	356	46,125
Carlyle Group, Inc. (The)	81	4,446
KKR & Co., Inc.	270	20,151

		70,722

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	25	2,754

REITS — 0.5%
AGNC Investment Corp.	247	3,715
Alexandria Real Estate Equities, Inc.	10	2,134
American Tower Corp.	31	9,211
Annaly Capital Management, Inc.	671	5,250
AvalonBay Communities, Inc.	10	2,445
Boston Properties, Inc.	11	1,241
Camden Property Trust	5	967
Crown Castle International Corp.	30	6,239
Digital Realty Trust, Inc.	19	3,392
Duke Realty Corp.	26	1,680
Equinix, Inc.	6	5,462
Equity LifeStyle Properties, Inc.	12	1,056
Equity Residential	25	2,253
Essex Property Trust, Inc.	4	1,468
Extra Space Storage, Inc.	8	1,803
Healthpeak Properties, Inc.	31	1,109
Host Hotels & Resorts, Inc. (a)	47	810
Invitation Homes, Inc.	42	1,901
Iron Mountain, Inc.	14	757
Medical Properties Trust, Inc.	29	692
Mid-America Apartment Communities, Inc.	8	1,879
Prologis, Inc.	55	9,202
Public Storage	11	4,047
Realty Income Corp.	40	2,873
Regency Centers Corp.	9	703
SBA Communications Corp., Class A	7	2,644
Simon Property Group, Inc.	22	3,536
Sun Communities, Inc.	7	1,397
UDR, Inc.	16	957
Ventas, Inc.	30	1,543

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	49

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
REITS — continued
VICI Properties, Inc.	56	1,676
Vornado Realty Trust	13	559
Welltower, Inc.	29	2,503
Weyerhaeuser Co.	58	2,369
WP Carey, Inc.	9	776

		90,249

Total Financial		2,332,203

Industrial — 10.6%
Aerospace/Defense — 1.2%
Boeing Co. (The) (a)	230	46,303
General Dynamics Corp.	98	20,378
HEICO Corp.	16	2,341
HEICO Corp., Class A	30	3,800
Howmet Aerospace, Inc.	155	4,925
L3Harris Technologies, Inc.	82	17,503
Lockheed Martin Corp.	104	36,852
Northrop Grumman Corp.	63	24,204
Raytheon Technologies Corp.	623	53,586
Teledyne Technologies, Inc. (a)	3	1,130
TransDigm Group, Inc. (a)	21	13,607

		224,629

Building Materials — 0.4%
Carrier Global Corp.	336	18,249
Fortune Brands Home & Security, Inc.	55	5,873
Johnson Controls International plc	297	24,120
Lennox International, Inc.	13	4,164
Martin Marietta Materials, Inc.	5	2,019
Masco Corp.	102	7,132
Owens Corning	41	3,727
Vulcan Materials Co.	10	2,059

		67,343

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	98	14,397
Emerson Electric Co.	250	23,257
Generac Holdings, Inc. (a)	26	9,121

		46,775

Electronics — 0.6%
Agilent Technologies, Inc.	21	3,395
Allegion plc, (Ireland)	35	4,680
Amphenol Corp., Class A	42	3,669
Arrow Electronics, Inc. (a)	8	1,086
Fortive Corp.	147	11,187
Garmin Ltd., (Switzerland)	11	1,437
Honeywell International, Inc.	287	59,780
Keysight Technologies, Inc. (a)	13	2,681
Mettler-Toledo International, Inc. (a)	2	2,755
Sensata Technologies Holding plc (a)	65	4,035
TE Connectivity Ltd., (Switzerland)	24	3,932
Trimble, Inc. (a)	18	1,604

		100,241

SECURITY DESCRIPTION	SHARES	VALUE ($)

Engineering & Construction — 0.0% (g)
Jacobs Engineering Group, Inc.	53	7,413

Environmental Control — 0.3%
Pentair plc, (United Kingdom)	66	4,810
Republic Services, Inc., Class A	95	13,250
Waste Connections, Inc.	111	15,079
Waste Management, Inc.	175	29,195

		62,334

Hand/Machine Tools — 0.1%
Snap-on, Inc.	22	4,773
Stanley Black & Decker, Inc.	69	12,942

		17,715

Machinery — Construction & Mining — 0.3%
Caterpillar, Inc.	225	46,575

Machinery — Diversified — 0.7%
Cognex Corp.	9	675
Deere & Co.	121	41,625
Dover Corp.	57	10,424
IDEX Corp.	31	7,366
Ingersoll Rand, Inc.	165	10,220
Nordson Corp.	21	5,262
Otis Worldwide Corp.	163	14,180
Rockwell Automation, Inc.	48	16,850
Westinghouse Air Brake Technologies Corp.	74	6,781
Xylem, Inc.	74	8,846

		122,229

Miscellaneous Manufacturers — 1.1%
3M Co.	241	42,750
AO Smith Corp.	53	4,587
Eaton Corp. plc	166	28,677
General Electric Co.	453	42,797
Illinois Tool Works, Inc.	129	31,752
Parker-Hannifin Corp.	53	16,947
Textron, Inc.	92	7,127
Trane Technologies plc, (Ireland)	97	19,565

		194,202

Packaging & Containers — 0.0% (g)
Amcor plc, (United Kingdom)	112	1,341
Ball Corp.	24	2,301
Crown Holdings, Inc.	9	1,043
Packaging Corp. of America	9	1,179
Sealed Air Corp.	10	692
Westrock Co.	26	1,137

		7,693

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	16	3,022

Transportation — 5.6%
CH Robinson Worldwide, Inc.	445	47,898
CSX Corp.	935	35,156
Expeditors International of Washington, Inc.	580	77,871

SEE NOTES TO FINANCIAL STATEMENTS.

50	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Transportation — continued
FedEx Corp.	838	216,752
JB Hunt Transport Services, Inc.	37	7,589
Knight-Swift Transportation Holdings, Inc., Class A	65	3,985
Norfolk Southern Corp.	103	30,577
Old Dominion Freight Line, Inc.	42	15,002
Union Pacific Corp.	268	67,558
United Parcel Service, Inc., Class B	2,487	533,007

		1,035,395

Total Industrial		1,935,566

Technology — 21.8%
Computers — 1.8%
Accenture plc, (Ireland), Class A	46	18,939
Apple, Inc.	1,157	205,449
Cognizant Technology Solutions Corp., Class A	39	3,487
Crowdstrike Holdings, Inc., Class A (a)	132	26,964
Dell Technologies, Inc., Class C (a)	23	1,264
EPAM Systems, Inc. (a)	4	2,515
Fortinet, Inc. (a)	96	34,619
Hewlett Packard Enterprise Co.	112	1,771
HP, Inc.	90	3,394
International Business Machines Corp.	64	8,524
Leidos Holdings, Inc.	56	4,983
NetApp, Inc.	15	1,353
Seagate Technology Holdings plc	13	1,498
Western Digital Corp. (a)	23	1,495
Zscaler, Inc. (a)	57	18,269

		334,524

Office/Business Equipment — 0.0% (g)
Zebra Technologies Corp., Class A (a)	4	2,171

Semiconductors — 3.9%
Advanced Micro Devices, Inc. (a)	329	47,282
Analog Devices, Inc.	147	25,838
Applied Materials, Inc.	245	38,612
Broadcom, Inc.	111	73,856
Entegris, Inc.	36	4,949
Intel Corp.	1,105	56,931
IPG Photonics Corp. (a)	3	457
KLA Corp.	41	17,619
Lam Research Corp.	38	27,554
Marvell Technology, Inc.	222	19,417
Microchip Technology, Inc.	147	12,755
Micron Technology, Inc.	307	28,571
Monolithic Power Systems, Inc.	12	5,713
NVIDIA Corp.	677	199,165
NXP Semiconductors NV, (Netherlands)	72	16,336
ON Semiconductor Corp. (a)	116	7,891
Qorvo, Inc. (a)	31	4,786
QUALCOMM, Inc.	306	55,939
Skyworks Solutions, Inc.	44	6,884
Teradyne, Inc.	44	7,150
Texas Instruments, Inc.	251	47,330

SECURITY DESCRIPTION	SHARES	VALUE ($)

Semiconductors — continued
Xilinx, Inc.	67	14,136

		719,171

Software — 16.1%
Activision Blizzard, Inc.	56	3,697
Adobe, Inc. (a)	332	188,464
Akamai Technologies, Inc. (a)	11	1,301
ANSYS, Inc. (a)	60	24,238
Asana, Inc., Class A (a)	46	3,459
Autodesk, Inc. (a)	153	42,899
Avalara, Inc. (a)	59	7,679
Bentley Systems, Inc., Class B	123	5,935
Bill.com Holdings, Inc. (a)	52	12,955
Black Knight, Inc. (a)	109	9,028
Broadridge Financial Solutions, Inc.	8	1,477
Cadence Design Systems, Inc. (a)	192	35,777
Ceridian HCM Holding, Inc. (a)	94	9,850
Cerner Corp.	20	1,837
Citrix Systems, Inc.	85	8,086
Clarivate plc, (United Kingdom) (a)	141	3,315
Cloudflare, Inc., Class A (a)	16	2,143
Coupa Software, Inc. (a)	52	8,201
Datadog, Inc., Class A (a)	133	23,757
DocuSign, Inc., Class A (a)	136	20,761
Dropbox, Inc., Class A (a)	210	5,147
Dynatrace, Inc. (a)	126	7,597
Electronic Arts, Inc.	21	2,766
Fair Isaac Corp. (a)	19	8,316
Fidelity National Information Services, Inc.	45	4,860
Fiserv, Inc. (a)	42	4,377
Guidewire Software, Inc. (a)	53	6,070
HubSpot, Inc. (a)	31	20,509
Intuit, Inc.	190	122,263
Jack Henry & Associates, Inc.	4	614
Microsoft Corp.	4,971	1,671,828
MongoDB, Inc., Class A (a)	4	2,053
MSCI, Inc., Class A	43	26,047
Nuance Communications, Inc. (a)	206	11,423
Oracle Corp.	1,167	101,741
Palantir Technologies, Inc., Class A (a)	1,109	20,196
Paychex, Inc.	22	3,046
Paycom Software, Inc. (a)	35	14,723
PTC, Inc. (a)	75	9,134
RingCentral, Inc., Class A (a)	53	9,957
Roper Technologies, Inc.	44	21,524
salesforce.com, Inc. (a)	683	173,495
ServiceNow, Inc. (a)	138	89,678
Snowflake, Inc., Class A (a)	15	5,041
Splunk, Inc. (a)	114	13,188
SS&C Technologies Holdings, Inc.	158	12,971
Synopsys, Inc. (a)	106	39,133
Take-Two Interactive Software, Inc. (a)	8	1,492
Twilio, Inc., Class A (a)	12	3,123
Tyler Technologies, Inc. (a)	28	15,031

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	51

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Software — continued
Unity Software, Inc. (a)	39	5,634
Veeva Systems, Inc., Class A (a)	10	2,595
VMware, Inc., Class A	148	17,187
Workday, Inc., Class A (a)	133	36,419
Zoom Video Communications, Inc., Class A (a)	152	27,897
ZoomInfo Technologies, Inc., Class A (a)	186	11,965

		2,943,899

Total Technology		3,999,765

Utilities — 0.4%
Electric — 0.4%
AES Corp. (The)	35	860
Alliant Energy Corp.	12	764
Ameren Corp.	15	1,298
American Electric Power Co., Inc.	38	3,340
CenterPoint Energy, Inc.	30	847
CMS Energy Corp.	15	997
Consolidated Edison, Inc.	25	2,125
Dominion Energy, Inc.	56	4,382
DTE Energy Co.	13	1,604
Duke Energy Corp.	57	6,014
Edison International	26	1,792
Entergy Corp.	14	1,632
Evergy, Inc.	14	977
Eversource Energy	23	2,076
Exelon Corp.	75	4,333
FirstEnergy Corp.	35	1,460
NextEra Energy, Inc.	146	13,585
NRG Energy, Inc.	17	732
PG&E Corp. (a)	100	1,215
PPL Corp.	55	1,665
Public Service Enterprise Group, Inc.	41	2,741
Sempra Energy	24	3,225
Southern Co. (The)	82	5,627
Vistra Corp.	23	516
WEC Energy Group, Inc.	23	2,216

SECURITY DESCRIPTION	SHARES	VALUE ($)

Electric — continued
Xcel Energy, Inc.	47	3,213

		69,236

Gas — 0.0% (g)
Atmos Energy Corp.	7	742
NiSource, Inc.	17	456
UGI Corp.	19	894

		2,092

Water — 0.0% (g)
American Water Works Co., Inc.	11	2,085
Essential Utilities, Inc.	11	567

		2,652

Total Utilities		73,980

Total Common Stocks (Cost $13,153,453)		18,207,748

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 0.7%
Time Deposits — 0.7%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022	41,254	41,254
Sumitomo Mitsui Banking Corp., 0.01%, 01/03/2022	50,162	50,162
Sumitomo Mitsui Trust Bank Ltd., 0.01%, 01/03/2022	32,604	32,604

Total Short-Term Investments (Cost $124,020)		124,020

Total Investments — 100.0% (Cost — $13,277,473)		18,331,768

Other Assets in Excess of Liabilities — 0.0% (g)		6,185

NET ASSETS — 100.0%		$18,337,953

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-mini Russell 2000 Index	4	03/2022	USD	442	7
Micro E-mini NASDAQ 100 Index	68	03/2022	USD	2,171	48
NASDAQ 100 E-mini Index	92	03/2022	USD	29,754	276
S&P 500 E-mini Index	333	03/2022	USD	77,947	1,283
S&P MidCap 400 E-mini Index	20	03/2022	USD	5,516	159

Total unrealized appreciation (depreciation)					1,773

SEE NOTES TO FINANCIAL STATEMENTS.

52	SIX CIRCLES TRUST	DECEMBER 31, 2021

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	21.8%

Software	16.1%

Pharmaceuticals	12.4%

Healthcare — Services	7.1%

Transportation	5.6%

Banks	4.7%

Beverages	4.6%

Insurance	4.1%

Semiconductors	3.9%

Diversified Financial Services	3.0%

Computers	1.8%

Biotechnology	1.7%

Commercial Services	1.4%

Aerospace/Defense	1.2%

Miscellaneous Manufacturers	1.1%

Others (Each less than 1.0%)	8.8%

Short-Term Investments	0.7%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	53

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 96.3%
Australia — 0.2%
BHP Group plc	876	26,069

Austria — 0.5%
Erste Group Bank AG	570	26,715
OMV AG	81	4,589
Raiffeisen Bank International AG	245	7,186
Verbund AG	224	25,151
voestalpine AG	62	2,254

		65,895

Belgium — 1.1%
Ageas SA	283	14,647
Anheuser-Busch InBev SA	402	24,250
Elia Group SA	104	13,766
Etablissements Franz Colruyt NV	30	1,270
Groupe Bruxelles Lambert SA	185	20,709
KBC Group NV	413	35,479
Proximus SADP	86	1,689
Sofina SA	25	12,499
Solvay SA	39	4,476
UCB SA	261	29,783
Umicore SA	104	4,234

		162,802

Chile — 0.0% (g)
Antofagasta plc	163	2,960

China — 0.0% (g)
China Huarong Asset Management Co. Ltd., Class H (a) (e) (bb) (cc)	374	37

Denmark — 4.7%
Ambu A/S, Class B	91	2,392
AP Moller—Maersk A/S, Class A	2	7,591
AP Moller—Maersk A/S, Class B	5	18,232
Carlsberg A/S, Class B	54	9,336
Chr Hansen Holding A/S	57	4,468
Coloplast A/S, Class B	63	11,158
Danske Bank A/S	1,135	19,593
Demant A/S (a)	58	2,964
DSV A/S	170	39,701
Genmab A/S (a)	35	13,793
GN Store Nord AS	65	4,053
Novo Nordisk A/S, Class B	3,489	391,927
Novozymes A/S, Class B	110	9,020
Orsted AS (e)	622	79,596
Pandora A/S	53	6,561
ROCKWOOL International A/S, Class B	7	3,014
Tryg A/S	595	14,682
Vestas Wind Systems A/S	840	25,583

		663,664

Finland — 1.9%
Elisa OYJ	78	4,790
Fortum OYJ	1,453	44,572
Kesko Oyj, Class B	141	4,715
Kone OYJ, Class B	284	20,365

SECURITY DESCRIPTION	SHARES	VALUE ($)

Finland — continued
Neste OYJ	225	11,090
Nokia OYJ (a)	6,794	43,029
Nordea Bank Abp	5,350	65,266
Orion OYJ, Class B	222	9,206
Sampo OYJ, Class A	825	41,291
Stora Enso OYJ, Class R	303	5,564
UPM-Kymmene OYJ	283	10,779
Wartsila OYJ Abp	391	5,491

		266,158

France — 13.3%
Accor SA (a)	86	2,786
Aeroports de Paris (a)	24	3,136
Air Liquide SA	250	43,660
Airbus SE (a)	490	62,691
Alstom SA	263	9,338
Amundi SA (e)	100	8,254
Arkema SA	32	4,498
AXA SA	3,193	95,047
BioMerieux	22	3,164
BNP Paribas SA	1,854	128,189
Bollore SA	438	2,448
Bouygues SA	189	6,773
Bureau Veritas SA	248	8,232
Capgemini SE	202	49,577
Carrefour SA	333	6,113
Cie de Saint-Gobain	422	29,681
Cie Generale des Etablissements Michelin SCA	90	14,668
CNP Assurances	281	6,938
Covivio	28	2,339
Credit Agricole SA	2,027	28,902
Danone SA	1,204	74,832
Dassault Aviation SA	21	2,257
Dassault Systemes SE	840	49,830
Edenred	317	14,617
Eiffage SA	69	7,093
Electricite de France SA	1,552	18,253
Engie SA	6,014	89,039
EssilorLuxottica SA	152	32,251
Eurazeo SE	65	5,695
Faurecia SE	61	2,904
Gecina SA	26	3,619
Getlink SE	361	5,974
Hermes International	17	29,312
Ipsen SA	78	7,093
Kering SA	40	31,763
Klepierre SA	110	2,606
La Francaise des Jeux SAEM (e)	51	2,270
Legrand SA	223	26,072
L’Oreal SA	132	63,139
LVMH Moet Hennessy Louis Vuitton SE	147	121,092
Orange SA	1,062	11,348
Orpea SA	28	2,784

SEE NOTES TO FINANCIAL STATEMENTS.

54	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
France — continued
Pernod Ricard SA	111	26,660
Publicis Groupe SA	119	8,031
Remy Cointreau SA	12	2,875
Renault SA (a)	643	22,289
Safran SA	284	34,790
Sanofi	2,357	236,501
Sartorius Stedim Biotech	15	8,035
Schneider Electric SE	450	88,439
SEB SA	14	2,226
Societe Generale SA	1,334	45,839
Sodexo SA	47	4,152
Suez SA	1,171	26,401
Teleperformance	49	21,856
Thales SA	88	7,521
TotalEnergies SE	1,329	67,630
Ubisoft Entertainment SA (a)	49	2,409
Unibail—Rodamco-Westfield (a)	65	4,515
Valeo	115	3,456
Veolia Environnement SA	2,158	79,252
Vinci SA	448	47,288
Vivendi SE	415	5,618
Wendel SE	44	5,248
Worldline SA (a) (e)	302	16,815

		1,888,123

Germany — 13.0%
adidas AG	101	28,954
Allianz SE (Registered)	680	160,442
BASF SE	485	34,072
Bayer AG (Registered)	2,036	108,714
Bayerische Motoren Werke AG	1,119	111,979
Bechtle AG	103	7,324
Beiersdorf AG	53	5,430
Brenntag SE	128	11,586
Carl Zeiss Meditec AG	21	4,379
Commerzbank AG (a)	1,644	12,435
Continental AG (a)	56	5,913
Covestro AG (e)	100	6,182
Daimler AG (Registered)	2,878	219,924
Daimler Truck Holding AG (a)	348	12,797
Delivery Hero SE (a) (e)	86	9,513
Deutsche Bank AG (Registered) (a)	3,404	42,400
Deutsche Boerse AG	313	52,292
Deutsche Lufthansa AG (Registered) (a)	489	3,422
Deutsche Post AG (Registered)	824	52,984
Deutsche Telekom AG (Registered)	1,760	32,519
E.ON SE	7,398	102,815
Evonik Industries AG	112	3,623
Fresenius Medical Care AG & Co. KGaA	108	7,006
Fresenius SE & Co. KGaA	224	8,999
GEA Group AG	127	6,926
Hannover Rueck SE	100	18,924
HeidelbergCement AG	79	5,317
HelloFresh SE (a)	86	6,584

SECURITY DESCRIPTION	SHARES	VALUE ($)

Germany — continued
Henkel AG & Co. KGaA	48	3,774
Infineon Technologies AG	1,649	75,917
KION Group AG	61	6,627
Knorr-Bremse AG	60	5,946
LANXESS AG	44	2,721
LEG Immobilien SE	38	5,363
Merck KGaA	268	69,022
MTU Aero Engines AG	44	8,937
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	231	68,257
Nemetschek SE	73	9,272
Puma SE	56	6,802
Rational AG	4	4,404
RWE AG	2,116	85,749
SAP SE	1,319	185,624
Scout24 SE (e)	45	3,176
Siemens AG (Registered)	636	110,225
Siemens Energy AG (a)	332	8,476
Siemens Healthineers AG (e)	150	11,207
Symrise AG, Class A	69	10,155
Telefonica Deutschland Holding AG	539	1,496
Uniper SE	302	14,337
United Internet AG (Registered)	52	2,068
Volkswagen AG	109	31,801
Vonovia SE	392	21,617
Zalando SE (a) (e)	117	9,457

		1,845,885

Ireland — 0.9%
CRH plc	406	21,486
DCC plc	71	5,801
Experian plc	663	32,642
Flutter Entertainment plc (a)	87	13,847
Kerry Group plc, Class A	291	37,593
Kingspan Group plc	126	15,086
Smurfit Kappa Group plc	128	7,071

		133,526

Italy — 4.8%
Amplifon SpA	66	3,525
Assicurazioni Generali SpA	1,821	38,495
Atlantia SpA (a)	415	8,234
Davide Campari-Milano NV	277	4,042
DiaSorin SpA	13	2,563
Enel SpA	26,712	213,588
Eni SpA	1,344	18,685
Ferrari NV	424	109,054
FinecoBank Banca Fineco SpA	981	17,179
Infrastrutture Wireless Italiane SpA (e)	179	2,167
Intesa Sanpaolo SpA	27,189	70,226
Mediobanca Banca di Credito Finanziario SpA	1,031	11,841
Moncler SpA	110	7,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	55

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Italy — continued
Nexi SpA (a) (e)	596	9,439
Poste Italiane SpA (e)	862	11,287
Prysmian SpA	214	8,049
Recordati Industria Chimica e Farmaceutica SpA	216	13,881
Snam SpA	6,959	41,917
Telecom Italia SpA	5,287	2,601
Terna—Rete Elettrica Nazionale	4,767	38,564
UniCredit SpA	3,514	54,019

		687,293

Japan — 2.5%
Casio Computer Co. Ltd.	355	4,571
Nikon Corp.	553	5,958
Panasonic Corp.	4,036	44,369
Sharp Corp.	391	4,495
Sony Group Corp.	2,305	291,046
Tamron Co. Ltd.	27	678

		351,117

Jordan — 0.1%
Hikma Pharmaceuticals plc	339	10,183

Luxembourg — 0.2%
ArcelorMittal SA	355	11,388
Aroundtown SA	530	3,200
Eurofins Scientific SE	71	8,817
Tenaris SA	254	2,646

		26,051

Netherlands — 7.7%
ABN AMRO Bank NV, CVA, GDR (e)	701	10,300
Adyen NV (a) (e)	25	65,447
Aegon NV	2,924	14,536
Akzo Nobel NV	100	10,965
Argenx SE (a)	24	8,632
ASM International NV	59	26,022
ASML Holding NV	522	418,196
Euronext NV (e)	139	14,487
EXOR NV	180	16,080
Heineken Holding NV	60	5,511
Heineken NV	139	15,599
IMCD NV	48	10,613
ING Groep NV	6,439	89,520
JDE Peet’s NV	185	5,711
Just Eat Takeaway.com NV (a) (e)	93	5,062
Koninklijke Ahold Delhaize NV	552	18,939
Koninklijke DSM NV	93	20,879
Koninklijke KPN NV	1,822	5,664
Koninklijke Philips NV	484	17,912
NN Group NV	450	24,353
Prosus NV (a)	492	40,709
QIAGEN NV (a)	121	6,706
Randstad NV	99	6,781
Royal Dutch Shell plc, Class A	1,701	37,283

SECURITY DESCRIPTION	SHARES	VALUE ($)

Netherlands — continued
Royal Dutch Shell plc, Class B	1,527	33,536
Stellantis NV	6,843	129,177
Universal Music Group NV	387	10,904
Wolters Kluwer NV	222	26,188

		1,095,712

Norway — 0.8%
Adevinta ASA, Class B (a)	131	1,738
Aker BP ASA	70	2,137
DNB Bank ASA	1,535	35,114
Equinor ASA	522	13,829
Gjensidige Forsikring ASA	334	8,101
Mowi ASA	806	19,072
Norsk Hydro ASA	703	5,532
Orkla ASA	1,389	13,922
Schibsted ASA, Class A	46	1,760
Schibsted ASA, Class B	40	1,364
Telenor ASA	380	5,971
Yara International ASA	87	4,380

		112,920

Poland — 0.0% (g)
InPost SA (a)	161	1,941

Portugal — 0.4%
EDP—Energias de Portugal SA	9,349	51,358
Galp Energia SGPS SA	281	2,729
Jeronimo Martins SGPS SA	148	3,381

		57,468

South Korea — 2.1%
Samsung Electronics Co. Ltd.	4,497	295,319
Samsung Electronics Co. Ltd. (Registered), GDR	4	6,695

		302,014

Spain — 4.5%
ACS Actividades de Construccion y Servicios SA	208	5,558
Aena SME SA (a) (e)	65	10,215
Amadeus IT Group SA (a)	570	38,573
Banco Bilbao Vizcaya Argentaria SA	11,014	65,326
Banco Santander SA	28,651	95,152
CaixaBank SA	7,411	20,243
Cellnex Telecom SA (e)	270	15,632
EDP Renovaveis SA	946	23,517
Enagas SA	544	12,644
Endesa SA	1,099	25,311
Ferrovial SA	427	13,343
Grifols SA	162	3,116
Iberdrola SA	18,916	223,964
Industria de Diseno Textil SA	585	18,859
Naturgy Energy Group SA	686	22,297
Red Electrica Corp. SA	1,012	21,890
Repsol SA	806	9,540

SEE NOTES TO FINANCIAL STATEMENTS.

56	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Spain — continued
Siemens Gamesa Renewable Energy SA (a)	199	4,733
Telefonica SA	2,801	12,146

		642,059

Sweden — 4.5%
Alfa Laval AB	261	10,500
Assa Abloy AB, Class B	834	25,430
Atlas Copco AB, Class A	560	38,715
Atlas Copco AB, Class B	322	18,941
Boliden AB	142	5,461
Electrolux AB, Class B	121	2,932
Embracer Group AB, Class B (a)	290	3,075
Epiroc AB, Class A	553	13,985
Epiroc AB, Class B	316	6,683
EQT AB	490	26,536
Essity AB, Class B	326	10,643
Evolution AB (e)	91	12,838
Fastighets AB Balder, Class B (a)	54	3,902
Getinge AB, Class B	121	5,266
H & M Hennes & Mauritz AB, Class B	379	7,439
Hexagon AB, Class B	2,489	39,435
Husqvarna AB, Class B	347	5,546
Industrivarden AB, Class A	213	6,771
Industrivarden AB, Class C	275	8,603
Investment AB Latour, Class B	123	5,016
Investor AB, Class A	798	20,984
Investor AB, Class B	3,038	76,225
Kinnevik AB, Class B (a)	400	14,235
L E Lundbergforetagen AB, Class B	124	6,952
Lifco AB, Class B	192	5,732
Lundin Energy AB	106	3,797
Nibe Industrier AB, Class B	1,185	17,900
Sagax AB, Class B	87	2,920
Sandvik AB	936	26,091
Securitas AB, Class B	266	3,653
Sinch AB (a) (e)	652	8,230
Skandinaviska Enskilda Banken AB, Class A	2,681	37,222
Skanska AB, Class B	287	7,426
SKF AB, Class B	313	7,394
Svenska Cellulosa AB SCA, Class B	321	5,693
Svenska Handelsbanken AB, Class A	2,403	25,976
Swedbank AB, Class A	1,500	30,149
Swedish Match AB	832	6,607
Tele2 AB, Class B	265	3,787
Telefonaktiebolaget LM Ericsson, Class B	3,677	40,464
Telia Co. AB	1,408	5,508
Volvo AB, Class A	127	2,989
Volvo AB, Class B	1,230	28,442

		646,093

Switzerland — 19.2%
ABB Ltd. (Registered)	1,366	52,068

SECURITY DESCRIPTION	SHARES	VALUE ($)

Switzerland — continued
Adecco Group AG (Registered)	128	6,504
Alcon, Inc.	264	23,264
Bachem Holding AG (Registered), Class B	3	2,624
Baloise Holding AG (Registered)	77	12,566
Barry Callebaut AG (Registered)	7	16,098
Chocoladefabriken Lindt & Spruengli AG	2	27,805
Chocoladefabriken Lindt & Spruengli AG (Registered)	— (h)	26,017
Cie Financiere Richemont SA (Registered), Class A	275	41,164
Clariant AG (Registered) (a)	114	2,359
Coca-Cola HBC AG (a)	83	2,869
Credit Suisse Group AG (Registered)	4,376	42,433
EMS-Chemie Holding AG (Registered)	4	4,138
Geberit AG (Registered)	30	24,605
Givaudan SA (Registered)	5	25,777
Glencore plc	4,142	21,106
Holcim Ltd. (a)	276	14,041
Julius Baer Group Ltd.	363	24,267
Kuehne + Nagel International AG (Registered)	45	14,610
Logitech International SA (Registered)	217	18,230
Lonza Group AG (Registered)	39	32,783
Nestle SA (Registered)	5,187	724,149
Novartis AG (Registered)	4,542	399,074
Partners Group Holding AG	37	61,818
Roche Holding AG	1,522	633,648
Schindler Holding AG	35	9,461
Schindler Holding AG (Registered)	15	3,899
SGS SA (Registered)	5	16,872
Sika AG (Registered)	75	31,093
Sonova Holding AG (Registered)	29	11,317
STMicroelectronics NV	862	42,408
Straumann Holding AG (Registered)	5	11,560
Swatch Group AG (The)	17	5,214
Swatch Group AG (The) (Registered)	19	1,096
Swiss Life Holding AG (Registered)	52	31,806
Swiss Prime Site AG (Registered)	42	4,095
Swiss Re AG	498	49,149
Swisscom AG (Registered)	14	7,902
Temenos AG (Registered)	85	11,692
UBS Group AG (Registered)	5,792	103,967
VAT Group AG (e)	22	10,994
Vifor Pharma AG	101	17,987
Zurich Insurance Group AG	248	108,764

		2,733,293

United Arab Emirates — 0.0%
NMC Health plc (a) (bb) (cc)	116	—

United Kingdom — 13.9%
3i Group plc	1,496	29,318
abrdn plc	3,356	10,935
Admiral Group plc	295	12,645
Anglo American plc	536	22,049

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	57

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
United Kingdom — continued
Ashtead Group plc	322	25,927
Associated British Foods plc	615	16,843
AstraZeneca plc	3,035	354,400
Auto Trader Group plc (e)	396	3,963
AVEVA Group plc	139	6,420
Aviva plc	6,010	33,498
BAE Systems plc	2,312	17,240
Barclays plc	26,002	66,233
Barratt Developments plc	426	4,325
Berkeley Group Holdings plc	46	3,003
BP plc	8,347	37,398
British American Tobacco plc	904	33,577
British Land Co. plc (The)	368	2,656
BT Group plc	3,707	8,527
Bunzl plc	242	9,443
Burberry Group plc	167	4,124
CNH Industrial NV	852	16,468
Coca-Cola Europacific Partners plc	107	5,986
Compass Group plc (a)	740	16,661
Croda International plc	58	7,940
Diageo plc	968	52,936
Entain plc (a)	242	5,524
Evraz plc	215	1,761
Ferguson plc	160	28,384
GlaxoSmithKline plc	9,858	214,640
Halma plc	437	18,947
Hargreaves Lansdown plc	546	10,041
HSBC Holdings plc	31,377	189,491
Imperial Brands plc	393	8,611
Informa plc (a)	620	4,343
InterContinental Hotels Group plc (a)	76	4,888
Intertek Group plc	116	8,822
J Sainsbury plc	722	2,697
JD Sports Fashion plc	1,074	3,166
Johnson Matthey plc	81	2,259
Kingfisher plc	871	4,008
Land Securities Group plc	291	3,067
Legal & General Group plc	9,171	37,035
Lloyds Banking Group plc	109,030	70,803
London Stock Exchange Group plc	505	47,534
M&G plc	3,994	10,804
Melrose Industries plc	3,154	6,859
Mondi plc	200	4,970
National Grid plc	1,500	21,634
NatWest Group plc	8,853	27,110
Next plc	55	6,122
Ocado Group plc (a)	204	4,636
Pearson plc	311	2,581
Persimmon plc	132	5,104
Phoenix Group Holdings plc	994	8,802
Prudential plc	4,018	69,480
Reckitt Benckiser Group plc	296	25,504
RELX plc	1,390	45,379
Rentokil Initial plc	1,339	10,601

SECURITY DESCRIPTION	SHARES	VALUE ($)

United Kingdom — continued
Rio Tinto plc	466	30,723
Rolls-Royce Holdings plc (a)	6,029	10,064
Sage Group plc (The)	1,209	13,995
Schroders plc	192	9,252
Segro plc	498	9,694
Severn Trent plc	103	4,124
Smith & Nephew plc	366	6,385
Smiths Group plc	284	6,069
Spirax-Sarco Engineering plc	53	11,559
SSE plc	433	9,677
St James’s Place plc	828	18,923
Standard Chartered plc	4,046	24,604
Taylor Wimpey plc	1,525	3,635
Tesco plc	3,207	12,627
Unilever plc	1,077	57,751
United Utilities Group plc	285	4,204
Vodafone Group plc	11,472	17,279
Whitbread plc (a)	83	3,391
WPP plc	496	7,547

		1,979,625

Total Common Stocks (Cost $11,991,729)		13,700,888

Preferred Stocks — 1.8%
Brazil — 0.0% (g)
Cia Energetica de Minas Gerais	— (h)	— (h)

Germany — 1.5%
Bayerische Motoren Werke AG	186	15,455
FUCHS PETROLUB SE	36	1,634
Henkel AG & Co. KGaA	100	8,102
Porsche Automobil Holding SE	516	48,728
Sartorius AG	14	9,411
Volkswagen AG	625	125,506

		208,836

South Korea — 0.3%
Samsung Electronics Co. Ltd.	787	47,036

Total Preferred Stocks (Cost $239,151)		255,872

SEE NOTES TO FINANCIAL STATEMENTS.

58	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Short-Term Investments — 1.5%
Time Deposits — 1.5%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022		1,182	1,182
Brown Brothers Harriman,
(10.58%), 01/03/2022	SEK	39,553	4,377
(1.61%), 01/03/2022	CHF	44,682	49,036
(0.97%), 01/03/2022	EUR	—(h)	— (h)
0.00%, 01/03/2022	HKD	—(h)	— (h)
0.01%, 01/04/2022	CAD	—(h)	— (h)
0.01%, 01/03/2022	DKK	57,725	8,838
0.01%, 01/04/2022	GBP	—(h)	— (h)
0.03%, 01/03/2022	NOK	2,615	297
3.20%, 01/03/2022	ZAR	—(h)	— (h)
Citibank NA,
(0.97%), 01/03/2022	EUR	68,059	77,485
0.01%, 01/04/2022	GBP	20,782	28,130
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2022	JPY	335,423	2,916
0.01%, 01/03/2022		31,412	31,412
Sumitomo Mitsui Trust Bank Ltd., 0.01%, 01/03/2022		4,119	4,119

Total Short-Term Investments (Cost $207,792)			207,792

Total Investments — 99.6% (Cost — $12,438,672)			14,164,552

Other Assets in Excess of Liabilities — 0.4%			64,011

NET ASSETS — 100.0%			$14,228,563

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Euro STOXX 50 Index	3,254	03/2022	EUR	157,063	1,775

FTSE 100 Index	503	03/2022	GBP	49,616	248

MSCI Emerging Markets Index	58	03/2022	USD	3,559	(2)

TOPIX Index	19	03/2022	JPY	3,271	19

Total unrealized appreciation (depreciation)					2,040

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	59

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CVA	— Dutch Certification
GDR	— Global Depositary Receipt
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar
ZAR	— South African Rand

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	17.7%

Banks	10.6%

Electric	7.8%

Food	7.2%

Semiconductors	6.4%

Insurance	6.2%

Auto Manufacturers	6.1%

Home Furnishings	2.5%

Commercial Services	2.2%

Software	2.0%

Oil & Gas	1.7%

Apparel	1.6%

Chemicals	1.5%

Telecommunications	1.4%

Investment Companies	1.4%

Diversified Financial Services	1.4%

Electrical Components & Equipment	1.3%

Building Materials	1.2%

Machinery — Diversified	1.2%

Healthcare — Products	1.2%

Beverages	1.1%

Transportation	1.1%

Miscellaneous Manufacturers	1.0%

Aerospace/Defense	1.0%

Others (Each less than 1.0%)	11.7%

Short-Term Investments	1.5%

SEE NOTES TO FINANCIAL STATEMENTS.

60	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — 109.2%
Asset-Backed Securities — 1.0%
American Express Credit Account Master Trust, Series 2019-3, Class A, 2.00%, 04/15/2025	615	622
Anchorage Capital CLO Ltd., (Cayman Islands), Series 2019-11A, Class AR, (ICE LIBOR USD 3 Month + 1.14%), 1.27%, 07/22/2032 (e) (aa)	1,900	1,905
ARES L CLO Ltd., (Cayman Islands), Series 2018-50A, Class AR, (ICE LIBOR USD 3 Month + 1.05%), 1.17%, 01/15/2032 (e) (aa)	3,300	3,294
Atlas Senior Loan Fund Ltd., (Cayman Islands), Series 2017-8A, Class A, (ICE LIBOR USD 3 Month + 1.15%), 1.27%, 01/16/2030 (e) (aa)	5,200	5,200
Benefit Street Partners CLO XVII Ltd., (Cayman Islands), Series 2019-17A, Class AR, (ICE LIBOR USD 3 Month + 1.08%), 1.20%, 07/15/2032 (e) (aa)	4,300	4,291
BlueMountain CLO Ltd., (Cayman Islands), Series 2015-2A, Class A1R, (ICE LIBOR USD 3 Month + 0.93%), 1.05%, 07/18/2027 (e) (aa)	1,152	1,152
Capital One Multi-Asset Execution Trust,
Series 2017-A3, Class A3, 2.43%, 01/15/2025	360	362
Series 2019-A2, Class A2, 1.72%, 08/15/2024	500	504
Carlyle Global Market Strategies CLO Ltd., (Cayman Islands), Series 2015-3A, Class A1R, (ICE LIBOR USD 3 Month + 1.00%), 1.14%, 07/28/2028 (e) (aa)	1,052	1,052
CARLYLE US CLO Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.00%), 1.13%, 04/20/2031 (e) (aa)	1,900	1,896
Carmax Auto Owner Trust,
Series 2019-4, Class A3, 2.02%, 11/15/2024	112	113
Series 2020-1, Class A3, 1.89%, 12/16/2024	276	279
CIFC Funding Ltd., (Cayman Islands), Series 2017-4A, Class A1R, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 10/24/2030 (e) (aa)	3,200	3,194
Crestline Denali CLO XV Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.03%), 1.16%, 04/20/2030 (e) (aa)	5,900	5,894

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Crown City CLO II, (Cayman Islands), Series 2020-2A, Class A1A, (ICE LIBOR USD 3 Month + 1.38%), 1.51%, 01/20/2032 (e) (aa)		1,000	1,000
Dryden Senior Loan Fund, (Cayman Islands), Series 2014-36A, Class AR3, (ICE LIBOR USD 3 Month + 1.02%), 1.14%, 04/15/2029 (e) (aa)		6,253	6,253
Dryden XXVII-R Euro CLO BV, (Ireland), Series 2017-27A, Class AR, (ICE LIBOR EUR 3 Month + 0.66%), 0.66%, 04/15/2033 (e) (aa)	EUR	7,600	8,622
Ford Credit Auto Owner Trust, Series 2020-B, Class A4, 0.79%, 11/15/2025		850	848
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 08/18/2025		500	507
Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.41%, 11/15/2024		131	132
Magnetite XVIII Ltd., (Cayman Islands), Series 2016-18A, Class AR2, (ICE LIBOR USD 3 Month + 0.88%), 1.02%, 11/15/2028 (e) (aa)		7,600	7,599
Marathon CLO IX Ltd., (Cayman Islands), Series 2017-9A, Class A1AR, (ICE LIBOR USD 3 Month + 1.15%), 1.27%, 04/15/2029 (e) (aa)		376	376
Marble Point CLO X Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.04%), 1.16%, 10/15/2030 (e) (aa)		1,800	1,800
Mercedes-Benz Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 09/15/2025		1,000	1,007
Mercedes-Benz Auto Receivables Trust, Series 2019-1, Class A4, 2.04%, 01/15/2026		1,000	1,015
Mountain View CLO LLC, (Cayman Islands),
Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 1.09%), 1.21%, 10/16/2029 (e) (aa)		1,800	1,798
Series 2017-2A, Class AR, (ICE LIBOR USD 3 Month + 1.04%), 1.16%, 01/16/2031 (e) (aa)		2,900	2,893
Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.38%, 12/16/2024		118	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	61

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Asset-Backed Securities — continued
OCP CLO Ltd., (Cayman Islands), Series 2017-14A, Class A1A, (ICE LIBOR USD 3 Month + 1.15%), 1.31%, 11/20/2030 (e) (aa)	5,000	5,001
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2018-5A, Class A1, (ICE LIBOR USD 3 Month + 0.85%), 0.98%, 01/20/2027 (e) (aa)	172	172
Sculptor CLO XXV Ltd., (Cayman Islands), Series 25A, Class A1, (ICE LIBOR USD 3 Month + 1.27%), 1.39%, 01/15/2031 (e) (aa)	1,200	1,200
Sound Point CLO XII Ltd., (Cayman Islands), Series 2016-2A, Class AR2, (ICE LIBOR USD 3 Month + 1.05%), 1.18%, 10/20/2028 (e) (aa)	81	81
Venture CLO Ltd., (Cayman Islands), Series 2018-33A, Class A1LR, (ICE LIBOR USD 3 Month + 1.06%), 1.18%, 07/15/2031 (e) (aa)	700	700
Venture XXI CLO Ltd., (Cayman Islands), Series 2015-21A, Class AR, (ICE LIBOR USD 3 Month + 0.88%), 1.00%, 07/15/2027 (e) (aa)	760	760
Vibrant CLO VI Ltd., (Cayman Islands), Series 2017-6A, Class AR, (ICE LIBOR USD 3 Month + 0.95%), 1.16%, 06/20/2029 (e) (aa)	3,614	3,610
Voya CLO Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 04/17/2030 (e) (aa)	5,200	5,197
Wellfleet CLO Ltd., (Cayman Islands), Series 2015-1A, Class AR4, (ICE LIBOR USD 3 Month + 0.89%), 1.02%, 07/20/2029 (e) (aa)	1,512	1,509
World Omni Auto Receivables Trust, Series 2020-A, Class A3, 1.10%, 04/15/2025	160	160

Total Asset-Backed Securities (Cost $82,755)		82,117

Collateralized Mortgage Obligations —1.8%
Citigroup Mortgage Loan Trust,
Series 2021-INV1, Class A3A, 2.50%, 05/25/2051 (e) (z)	6,518	6,529
Series 2021-INV3, Class A11, (United States 30 Day Average SOFR + 0.85%), 0.90%, 05/25/2051 (e) (aa)	498	497

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

FHLMC REMICS,
Series 3404, Class SA, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 5.89%, 01/15/2038 (aa)	1,548	276
Series 3680, Class SA, IF, IO, (5.00% - ICE LIBOR USD 1 Month), 4.89%, 06/15/2040 (aa)	3,441	380
Series 4023, Class S, IF, IO, (6.25% - ICE LIBOR USD 1 Month), 6.14%, 03/15/2042 (aa)	1,345	225
Series 4056, Class GS, IF, IO, (6.65% - ICE LIBOR USD 1 Month), 6.54%, 12/15/2041 (aa)	750	103
Series 4134, Class PI, IO, 3.00%, 11/15/2042	556	54
Series 4165, Class TI, IO, 3.00%, 12/15/2042	666	46
Series 4479, Class AI, IO, 3.50%, 09/15/2025	7,846	348
Series 4598, Class IK, IO, 3.50%, 03/15/2046	770	126
Series 4710, Class EI, IO, 3.50%, 11/15/2031	4,909	427
Series 4825, Class SE, IF, IO, (6.20% - ICE LIBOR USD 1 Month), 6.09%, 09/15/2048 (aa)	5,554	1,000
Series 4888, Class IB, IO, 4.00%, 03/15/2047	529	54
Series 4990, Class MI, IO, 4.00%, 07/25/2050	5,739	936
Series 5003, Class AS, IF, IO, (6.10% - ICE LIBOR USD 1 Month), 6.00%, 08/25/2050 (aa)	7,226	1,460
Series 5016, Class PI, IO, 3.00%, 09/25/2050	14,060	1,651
Series 5034, Class YI, IO, 4.00%, 11/25/2050	3,675	532
Series 5045, Class DI, IO, 2.50%, 11/25/2050	3,319	285
Series 5047, Class CI, IO, 2.00%, 12/25/2050	1,953	192
Series 5056, Class PI, IO, 2.50%, 12/25/2050	10,128	965
Series 5062, Class EI, IO, 2.00%, 01/25/2051	4,168	412
Series 5065, Class IG, IO, 3.00%, 01/25/2051	4,079	519
Series 5069, Class DI, IO, 3.50%, 02/25/2041	1,716	207

SEE NOTES TO FINANCIAL STATEMENTS.

62	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
Series 5069, Class LI, IO, 2.50%, 02/25/2051	17,814	2,237
Series 5071, Class IN, IO, 4.00%, 08/25/2050	7,018	1,134
Series 5087, Class IL, IO, 3.00%, 03/25/2051	2,558	412
Series 5124, Class LI, IO, 4.50%, 07/25/2051	16,219	3,315
FHLMC STRIPs, Series 365, Class C2, IO, 4.00%, 06/15/2049	5,471	691
FNMA Interest STRIP,
Series 379, Class S56, IF, IO, (7.90% - ICE LIBOR USD 1 Month), 7.80%, 05/25/2037 (aa)	516	116
Series 405, Class 1, PO, Zero Coupon, 10/25/2040	394	369
Series 406, Class 23, IO, 6.00%, 11/25/2040 (z)	194	47
FNMA REMICS,
Series 2007-30, Class JS, IF, IO, (6.44% - ICE LIBOR USD 1 Month), 6.34%, 04/25/2037 (aa)	2,231	434
Series 2012-53, Class IO, IO, 3.50%, 05/25/2027	1,137	50
Series 2012-98, Class JI, IO, 3.00%, 04/25/2027	2,845	98
Series 2012-135, Class SB, IF, IO, (6.10% - ICE LIBOR USD 1 Month), 6.00%, 12/25/2042 (aa)	1,262	212
Series 2013-109, Class BO, PO, Zero Coupon, 07/25/2043	491	445
Series 2014-34, Class US, IF, (8.60% - ICE LIBOR USD 1 Month), 8.40%, 06/25/2044 (aa)	73	77
Series 2016-26, Class SY, IF, (7.03% - ICE LIBOR USD 1 Month), 6.80%, 11/25/2042 (aa)	578	570
Series 2016-63, Class AS, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 5.90%, 09/25/2046 (aa)	2,058	393
Series 2018-67, Class SH, IF, IO, (6.20% - ICE LIBOR USD 1 Month), 6.10%, 09/25/2048 (aa)	4,306	806
Series 2019-48, Class IB, IO, 0.67%, 06/25/2039 (z)	28,095	736

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2019-68, Class US, IF, IO, (6.00% - ICE LIBOR USD 1 Month), 5.90%, 11/25/2049 (aa)	8,055	1,463
Series 2019-78, Class DI, IO, 4.50%, 11/25/2049	884	92
Series 2020-42, Class CI, IO, 3.00%, 06/25/2050	14,873	2,129
Series 2020-60, Class BI, IO, 3.50%, 09/25/2050	13,849	1,901
Series 2020-68, Class CI, IO, 3.00%, 10/25/2050	10,543	1,265
Series 2020-86, Class PI, IO, 2.50%, 12/25/2050	3,775	398
Series 2020-89, Class IM, IO, 2.00%, 12/25/2050	11,071	1,162
Series 2020-89, Class LI, IO, 3.00%, 12/25/2050	13,709	1,699
Series 2020-93, Class JI, IO, 2.50%, 01/25/2051	3,971	499
Series 2020-99, Class IQ, IO, 3.00%, 01/25/2051	1,179	143
GNMA,
Series 2015-H03, Class FA, (ICE LIBOR USD 1 Month + 0.50%), 0.58%, 12/20/2064 (aa)	99	99
Series 2015-H33, Class FA, (ICE LIBOR USD 1 Month + 0.66%), 0.74%, 12/20/2065 (aa)	8,547	8,617
Series 2017-H03, Class HA, 3.00%, 01/20/2067	6,019	6,229
Series 2019-H08, Class FE, (ICE LIBOR USD 1 Month + 0.65%), 0.73%, 01/20/2069 (aa)	5,320	5,397
Series 2019-H16, Class FD, (ICE LIBOR USD 1 Month + 0.80%), 0.88%, 10/20/2069 (aa)	3,159	3,231
Series 2020-142, Class MT, IF, IO, (6.15% - ICE LIBOR USD 1 Month), 0.05%, 07/20/2047 (aa)	17,720	31
Series 2020-142, Class TN, IF, IO, (6.20% - ICE LIBOR USD 1 Month), 0.10%, 09/20/2047 (aa)	25,079	92
Series 2020-H14, Class FH, (ICE LIBOR USD 1 Month + 1.25%), 1.35%, 08/20/2070 (aa)	8,887	9,342
Series 2020-H15, Class FH, (ICE LIBOR USD 1 Month + 1.05%), 1.15%, 07/20/2070 (aa)	3,909	4,051
Series 2020-H15, Class FK, (ICE LIBOR USD 1 Month + 1.25%), 1.35%, 04/20/2070 (aa)	6,850	7,172

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	63

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
Series 2020-H16, Class FN, (ICE LIBOR USD 1 Month + 1.25%), 1.35%, 09/20/2070 (aa)	2,474	2,599
Series 2021-83, Class PU, 1.50%, 05/20/2051	2,717	2,694
Series 2021-H14, Class HF, (United States 30 Day Average SOFR + 1.50%), 1.55%, 09/20/2071 (aa)	8,010	8,628
Series 2021-H16, Class F, (United States 30 Day Average SOFR + 1.50%), 1.55%, 09/20/2071 (aa)	10,005	10,780
GS Mortgage-Backed Securities Trust,
Series 2021-GR2, Class A2, 2.50%, 02/25/2052 (e) (z)	2,036	2,048
Series 2021-INV1, Class A2, 2.50%, 12/25/2051 (e) (z)	960	961
IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 08/18/2043 (e)	2,300	2,416
MFA Trust, Series 2020-NQM2, Class A1, 1.38%, 04/25/2065 (e) (z)	6,720	6,692
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-6, Class A6, (United States 30 Day Average SOFR + 0.85%), 0.90%, 09/25/2051 (e) (aa)	2,120	2,115
Onslow Bay Mortgage Loan Trust, Series 2021-INV2, Class A11, (United States 30 Day Average SOFR + 0.90%), 0.95%, 10/25/2051 (e) (aa)	493	492
PMT Loan Trust,
Series 2021-INV1, Class A11, (United States 30 Day Average SOFR + 0.90%), 0.95%, 07/25/2051 (e) (aa)	9,773	9,747
Series 2021-INV1, Class A3, 2.50%, 07/25/2051 (e) (z)	4,645	4,655

Total Collateralized Mortgage Obligations (Cost $146,863)		138,205

Commercial Mortgage-Backed Securities — 0.7%
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class ASB, 3.43%, 09/15/2048	479	499
BANK,
Series 2017-BNK7, Class AS, 3.75%, 09/15/2060	750	807
Series 2018-BN13, Class A5, 4.22%, 08/15/2061 (z)	500	564

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2018-BN15, Class A4, 4.41%, 11/15/2061 (z)	1,235	1,409
Barclays Commercial Mortgage Trust,
Series 2019-C5, Class A4, 3.06%, 11/15/2052	1,000	1,063
Series 2019-C5, Class ASB, 2.99%, 11/15/2052	500	528
BBCMS Mortgage Trust,
Series 2020-C6, Class ASB, 2.60%, 02/15/2053	600	624
Series 2020-C7, Class A5, 2.04%, 04/15/2053	210	208
BCP Trust, Series 2021-330N, Class A, (ICE LIBOR USD 1 Month + 0.80%), 0.91%, 06/15/2038 (e) (aa)	2,800	2,770
Benchmark Mortgage Trust,
Series 2020-B16, Class AM, 2.94%, 02/15/2053 (z)	350	362
Series 2020-B17, Class A5, 2.29%, 03/15/2053	500	503
Series 2020-B20, Class A5, 2.03%, 10/15/2053	750	740
BWAY Mortgage Trust, Series 2021-1450, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 09/15/2036 (e) (aa)	4,600	4,592
BX Commercial Mortgage Trust, Series 2021-21M, Class A, (ICE LIBOR USD 1 Month + 0.73%), 0.84%, 10/15/2036 (e) (aa)	3,000	2,979
CD Mortgage Trust, Series 2017-CD5, Class AAB, 3.22%, 08/15/2050	1,000	1,046
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 08/15/2050	1,100	1,183
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AS, 3.86%, 07/10/2047	250	262
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500	526
Series 2015-GC33, Class AS, 4.11%, 09/10/2058	500	536
Series 2019-GC41, Class AS, 3.02%, 08/10/2056	250	261
COMM Mortgage Trust, Series 2016-CR28, Class ASB, 3.53%, 02/10/2049	394	410
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class ASB, 3.31%, 11/15/2049	339	352
CSMC, Series 2020-FACT, Class A, (ICE LIBOR USD 1 Month + 1.35%), 1.46%, 10/15/2037 (e) (aa)	2,100	2,099

SEE NOTES TO FINANCIAL STATEMENTS.

64	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued
FHLMC Multifamily Structured Pass Through Certificates,
Series K027, Class A2, 2.64%, 01/25/2023	805	818
Series K047, Class A2, 3.33%, 05/25/2025 (z)	1,000	1,064
Series K049, Class A2, 3.01%, 07/25/2025	250	264
Series K057, Class A2, 2.57%, 07/25/2026	850	890
Series K063, Class A2, 3.43%, 01/25/2027 (z)	1,000	1,089
Series K071, Class A2, 3.29%, 11/25/2027	500	547
Series K073, Class A2, 3.35%, 01/25/2028	1,000	1,098
Series K075, Class A2, 3.65%, 02/25/2028 (z)	500	559
Series K094, Class A2, 2.90%, 06/25/2029	112	121
Series K103, Class A2, 2.65%, 11/25/2029	500	533
Series K108, Class A2, 1.52%, 03/25/2030	304	299
Series K117, Class A2, 1.41%, 08/25/2030	1,500	1,458
Series K118, Class A2, 1.49%, 09/25/2030	500	489
Series K725, Class A2, 3.00%, 01/25/2024	225	233
Series K726, Class A2, 2.91%, 04/25/2024	824	853
Series K729, Class A2, 3.14%, 10/25/2024	200	209
Series K737, Class A2, 2.53%, 10/25/2026	650	682
FNMA-ACES,
Series 2015-M10, Class A2, 3.09%, 04/25/2027 (z)	666	714
Series 2016-M5, Class A2, 2.47%, 04/25/2026	500	516
Series 2017-M11, Class A2, 2.98%, 08/25/2029	1,000	1,084
Series 2017-M12, Class A2, 3.07%, 06/25/2027 (z)	118	126
Series 2017-M13, Class A2, 2.93%, 09/25/2027 (z)	595	635
Series 2018-M8, Class A2, 3.32%, 06/25/2028 (z)	1,000	1,094
Series 2020-M46, Class A2, 1.32%, 05/25/2030	1,000	973
GS Mortgage Securities Trust,
Series 2013-GC12, Class AS, 3.38%, 06/10/2046	400	409

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Series 2019-GSA1, Class A4, 3.05%, 11/10/2052	250	265
LUXE Trust,
Series 2021-MLBH, Class A, (ICE LIBOR USD 1 Month + 0.98%), 1.09%, 11/15/2026 (e) (aa)	600	599
Series 2021-TRIP, Class A, (ICE LIBOR USD 1 Month + 1.05%), 1.16%, 10/15/2038 (e) (aa)	2,900	2,899
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class A4, 3.18%, 08/15/2045	934	937
Series 2016-C29, Class A4, 3.33%, 05/15/2049	500	529
Series 2016-C31, Class A5, 3.10%, 11/15/2049	500	527
Series 2016-C32, Class A4, 3.72%, 12/15/2049	1,000	1,083
UBS Commercial Mortgage Trust,
Series 2018-C11, Class ASB, 4.12%, 06/15/2051	687	745
Series 2018-C12, Class A5, 4.30%, 08/15/2051	1,380	1,550
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C2, Class A4, 3.53%, 05/10/2063	200	200
Series 2012-C4, Class A5, 2.85%, 12/10/2045	500	504
Series 2013-C5, Class A4, 3.18%, 03/10/2046	415	421
Series 2013-C6, Class A4, 3.24%, 04/10/2046	400	407
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5, 3.41%, 12/15/2047	420	441
Series 2015-C27, Class A5, 3.45%, 02/15/2048	918	967
Series 2015-LC20, Class A5, 3.18%, 04/15/2050	500	523
Series 2017-C39, Class A5, 3.42%, 09/15/2050	1,000	1,077
Series 2017-C40, Class A4, 3.58%, 10/15/2050	550	596
Series 2018-C44, Class A5, 4.21%, 05/15/2051	1,000	1,121
WFRBS Commercial Mortgage Trust,
Series 2013-C12, Class A4, 3.20%, 03/15/2048	279	284
Series 2014-C20, Class ASB, 3.64%, 05/15/2047	714	734

Total Commercial Mortgage-Backed Securities (Cost $58,544)		57,489

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	65

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — 19.4%
Basic Materials — 0.6%
Chemicals — 0.4%
Air Liquide Finance SA, (France),
Reg. S, 0.63%, 06/20/2030	EUR	400	466
Reg. S, 0.75%, 06/13/2024	EUR	600	697
Air Products and Chemicals, Inc.,
1.00%, 02/12/2025	EUR	1,550	1,816
2.80%, 05/15/2050		15	16
Albemarle New Holding GmbH, (Germany), Reg. S, 1.63%, 11/25/2028	EUR	1,000	1,208
Argentum Netherlands BV for Givaudan SA, (Netherlands),
Reg. S, 1.13%, 09/17/2025	EUR	800	940
Reg. S, 2.00%, 09/17/2030	EUR	2,200	2,792
Celanese US Holdings LLC, 3.50%, 05/08/2024		50	52
CF Industries, Inc.,
4.50%, 12/01/2026 (e)		1,800	2,007
4.95%, 06/01/2043		20	24
5.38%, 03/15/2044		860	1,085
Covestro AG, (Germany), Reg. S, 0.88%, 02/03/2026	EUR	1,875	2,177
Dow Chemical Co. (The),
4.55%, 11/30/2025		118	130
5.25%, 11/15/2041		600	769
Eastman Chemical Co.,
1.50%, 05/26/2023	EUR	900	1,042
3.60%, 08/15/2022		2,900	2,932
Ecolab, Inc., 1.00%, 01/15/2024	EUR	1,950	2,263
FMC Corp., 3.20%, 10/01/2026		10	11
Givaudan Finance Europe BV, (Netherlands), Reg. S, 1.00%, 04/22/2027	EUR	100	118
Huntsman International LLC, 4.50%, 05/01/2029		2	2
Linde Finance BV, (Netherlands),
Reg. S, 0.55%, 05/19/2032	EUR	400	455
Reg. S, 1.88%, 05/22/2024	EUR	425	508
Linde plc, (Ireland), Reg. S, 1.00%, 09/30/2051	EUR	1,900	2,051
LYB International Finance BV, (Netherlands), 4.88%, 03/15/2044		550	681
LYB International Finance III LLC, 4.20%, 10/15/2049		1,000	1,159
Mosaic Co. (The), 4.25%, 11/15/2023		45	47
PPG Industries, Inc.,
1.20%, 03/15/2026		145	142
2.55%, 06/15/2030		170	173
Sherwin-Williams Co. (The),
2.90%, 03/15/2052		35	34
3.13%, 06/01/2024		100	104
3.30%, 05/15/2050		70	74

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Chemicals — continued
3.45%, 08/01/2025		90	96
3.80%, 08/15/2049		90	102
4.50%, 06/01/2047		50	63
Westlake Chemical Corp.,
1.63%, 07/17/2029	EUR	500	588
3.13%, 08/15/2051		415	401
3.38%, 08/15/2061		320	307
Yara International ASA, (Norway), 3.15%, 06/04/2030 (e)		1,000	1,033

			28,565

Iron/Steel — 0.0% (g)
ArcelorMittal SA, (Luxembourg),
6.75%, 03/01/2041		20	27
7.00%, 10/15/2039		20	28
Reliance Steel & Aluminum Co.,
1.30%, 08/15/2025		20	20
2.15%, 08/15/2030		235	228
Steel Dynamics, Inc., 3.25%, 01/15/2031		3,000	3,167
Vale Overseas Ltd., (Cayman Islands),
6.88%, 11/21/2036		15	20
6.88%, 11/10/2039		13	17
Vale SA, (Brazil), 5.63%, 09/11/2042		4	5

			3,512

Mining — 0.2%
Anglo American Capital plc, (United Kingdom),
Reg. S, 1.63%, 03/11/2026	EUR	500	589
Reg. S, 3.38%, 03/11/2029	GBP	1,350	1,951
Barrick PD Australia Finance Pty Ltd., (Australia), 5.95%, 10/15/2039		920	1,255
BHP Billiton Finance Ltd., (Australia), Series 17, Reg. S, 1.50%, 04/29/2030	EUR	775	930
Glencore Capital Finance DAC, (Ireland), Reg. S, 1.25%, 03/01/2033	EUR	2,225	2,420
Kinross Gold Corp., (Canada), 4.50%, 07/15/2027		2,500	2,795
Newmont Corp.,
2.60%, 07/15/2032		520	522
4.88%, 03/15/2042		30	37
Norsk Hydro ASA, (Norway), Reg. S, 1.13%, 04/11/2025	EUR	900	1,048
Southern Copper Corp.,
3.88%, 04/23/2025		35	37
5.88%, 04/23/2045		29	40
6.75%, 04/16/2040		10	14
Teck Resources Ltd., (Canada), 5.40%, 02/01/2043		1,100	1,345

SEE NOTES TO FINANCIAL STATEMENTS.

66	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Mining — continued
Yamana Gold, Inc., (Canada), 2.63%, 08/15/2031 (e)		2,705	2,599

			15,582

Total Basic Materials			47,659

Communications — 1.1%
Advertising — 0.0% (g)
Interpublic Group of Cos., Inc. (The), 3.38%, 03/01/2041		100	103
MMS USA Holdings, Inc., Reg. S, 1.75%, 06/13/2031	EUR	1,000	1,217
WPP Finance 2013, (United Kingdom), Reg. S, 2.88%, 09/14/2046	GBP	425	574

			1,894

Internet — 0.1%
Alphabet, Inc.,
1.90%, 08/15/2040		700	640
2.25%, 08/15/2060		65	58
Amazon.com, Inc.,
2.10%, 05/12/2031		100	101
2.88%, 05/12/2041		20	21
3.10%, 05/12/2051		100	107
3.25%, 05/12/2061		25	27
3.88%, 08/22/2037		20	24
4.25%, 08/22/2057		30	39
Booking Holdings, Inc.,
3.60%, 06/01/2026		50	54
4.63%, 04/13/2030		15	17
eBay, Inc., 1.90%, 03/11/2025		5	5
Expedia Group, Inc.,
2.50%, 06/03/2022	EUR	500	571
3.25%, 02/15/2030		2,140	2,186
3.60%, 12/15/2023		10	10
4.63%, 08/01/2027		705	786
5.00%, 02/15/2026		20	22
VeriSign, Inc.,
2.70%, 06/15/2031		80	80
4.75%, 07/15/2027		77	80
5.25%, 04/01/2025		132	146

			4,974

Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital,
3.50%, 06/01/2041		55	54
3.90%, 06/01/2052		3,050	3,069
3.95%, 06/30/2062		30	29
4.40%, 12/01/2061		65	68
4.46%, 07/23/2022		190	193
4.50%, 02/01/2024		115	122
4.80%, 03/01/2050		80	90

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Media — continued
4.91%, 07/23/2025		1,545	1,700
6.38%, 10/23/2035		40	52
6.48%, 10/23/2045		30	41
Comcast Corp.,
0.25%, 09/14/2029	EUR	3,100	3,448
1.88%, 02/20/2036	GBP	1,075	1,428
1.95%, 01/15/2031		2,875	2,820
2.65%, 08/15/2062		25	22
3.30%, 02/01/2027		1,940	2,085
3.97%, 11/01/2047		220	254
4.25%, 10/15/2030		120	139
4.60%, 10/15/2038		70	85
Cox Communications, Inc., 3.50%, 08/15/2027 (e)		3,180	3,418
Discovery Communications LLC,
5.20%, 09/20/2047		1,100	1,368
5.30%, 05/15/2049		90	113
ITV plc, (United Kingdom), Reg. S, 1.38%, 09/26/2026	EUR	900	1,049
Pearson Funding plc, (United Kingdom), Reg. S, 3.75%, 06/04/2030	GBP	475	696
RELX Finance BV, (Netherlands), Reg. S, 0.00%, 03/18/2024	EUR	100	114
Sky Ltd., (United Kingdom),
Reg. S, 2.25%, 11/17/2025	EUR	450	553
Reg. S, 2.50%, 09/15/2026	EUR	850	1,070
TDF Infrastructure SASU, (France), Reg. S, 1.75%, 12/01/2029	EUR	1,200	1,353
Thomson Reuters Corp., (Canada), 4.30%, 11/23/2023		120	126
Time Warner Cable LLC,
4.50%, 09/15/2042		100	109
5.50%, 09/01/2041		800	973
ViacomCBS, Inc., 5.85%, 09/01/2043		1,850	2,498
Vivendi SE, (France),
Reg. S, 0.63%, 06/11/2025	EUR	1,200	1,383
Reg. S, 1.13%, 12/11/2028	EUR	600	707
Wolters Kluwer NV, (Netherlands),
Reg. S, 0.75%, 07/03/2030	EUR	775	885
Reg. S, 1.50%, 03/22/2027	EUR	2,275	2,733

			34,847

Telecommunications — 0.6%
America Movil SAB de CV, (Mexico),
5.00%, 10/27/2026	GBP	100	156
Series B, Reg. S, (EUR Swap Rate 5 Year + 4.55%), 6.38%, 09/06/2073 (aa)	EUR	1,500	1,874
AT&T, Inc.,
1.70%, 03/25/2026		405	403
1.80%, 09/05/2026	EUR	1,150	1,390
1.80%, 09/14/2039	EUR	1,200	1,369

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	67

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Telecommunications — continued
2.05%, 05/19/2032	EUR	100	124
2.45%, 03/15/2035	EUR	425	534
3.30%, 02/01/2052		25	25
3.50%, 06/01/2041		1,700	1,752
3.50%, 02/01/2061		45	44
3.55%, 09/15/2055		5	5
3.65%, 06/01/2051		1,800	1,871
3.80%, 12/01/2057		82	86
3.85%, 06/01/2060		20	21
4.25%, 06/01/2043	GBP	200	336
4.30%, 12/15/2042		100	113
4.45%, 04/01/2024		47	50
4.80%, 06/15/2044		20	24
4.85%, 03/01/2039		225	270
5.25%, 03/01/2037		60	74
Reg. S, 5.50%, 03/15/2027	GBP	450	720
7.00%, 04/30/2040	GBP	400	873
Bell Telephone Co. of Canada or Bell Canada (The), (Canada), Series US-3, 0.75%, 03/17/2024		45	45
CK Hutchison Group Telecom Finance SA, (Luxembourg), Reg. S, 0.38%, 10/17/2023	EUR	1,300	1,488
Deutsche Telekom International Finance BV, (Netherlands),
3.60%, 01/19/2027 (e)		900	965
8.75%, 06/15/2030		182	264
Elisa OYJ, (Finland), Reg. S, 0.88%, 03/17/2024	EUR	100	116
Global Switch Holdings Ltd., (British Virgin Islands), Reg. S, 1.50%, 01/31/2024	EUR	450	519
Level 3 Financing, Inc., 3.40%, 03/01/2027 (e)		1,780	1,838
Motorola Solutions, Inc.,
2.30%, 11/15/2030		47	46
2.75%, 05/24/2031		420	421
4.00%, 09/01/2024		65	69
4.60%, 05/23/2029		40	46
5.50%, 09/01/2044		40	52
Orange SA, (France), Reg. S, 3.25%, 01/15/2032	GBP	1,100	1,653
OTE plc, (United Kingdom), Reg. S, 0.88%, 09/24/2026	EUR	100	117
Proximus SADP, (Belgium), Reg. S, 2.38%, 04/04/2024	EUR	100	120
Sprint Corp., 7.63%, 02/15/2025		2,800	3,220
Tele2 AB, (Sweden), Reg. S, 2.13%, 05/15/2028	EUR	800	985
Telefonaktiebolaget LM Ericsson, (Sweden), Reg. S, 1.88%, 03/01/2024	EUR	1,000	1,177
Telenor ASA, (Norway), Reg. S, 0.25%, 02/14/2028	EUR	700	788

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Telecommunications — continued
Telstra Corp. Ltd., (Australia),
Reg. S, 1.00%, 04/23/2030	EUR	1,800	2,100
3.13%, 04/07/2025 (e)		2,600	2,731
T-Mobile USA, Inc.,
1.50%, 02/15/2026		10	10
3.50%, 04/15/2025		2,525	2,676
3.88%, 04/15/2030		3,420	3,746
4.38%, 04/15/2040		50	57
Verizon Communications, Inc.,
0.88%, 04/02/2025	EUR	750	877
0.88%, 04/08/2027	EUR	475	555
1.50%, 09/19/2039	EUR	700	792
1.68%, 10/30/2030		78	74
1.88%, 11/03/2038	GBP	200	256
2.10%, 03/22/2028		50	50
2.36%, 03/15/2032 (e)		54	53
2.50%, 04/08/2031	GBP	1,000	1,409
2.55%, 03/21/2031		650	657
2.65%, 11/20/2040		1,020	972
2.88%, 11/20/2050		20	19
2.99%, 10/30/2056		35	33
3.00%, 11/20/2060		60	57
3.25%, 02/17/2026	EUR	200	256
3.70%, 03/22/2061		350	381
4.07%, 06/18/2024	GBP	100	145
4.13%, 08/15/2046		80	93
4.40%, 11/01/2034		20	23
4.50%, 08/10/2033		1,900	2,237
4.86%, 08/21/2046		170	219

			46,521

Total Communications			88,236

Consumer Cyclical — 1.2%
Airlines — 0.1%
easyJet FinCo. BV, (Netherlands), Reg. S, 1.88%, 03/03/2028	EUR	1,200	1,370
Southwest Airlines Co.,
5.13%, 06/15/2027		1,150	1,315
5.25%, 05/04/2025		1,600	1,778
United Airlines, Inc.,
4.38%, 04/15/2026 (e)		525	548
4.63%, 04/15/2029 (e)		360	371

			5,382

Apparel — 0.0% (g)
Burberry Group plc, (United Kingdom), Reg. S, 1.13%, 09/21/2025	GBP	425	564
LVMH Moet Hennessy Louis Vuitton SE, (France),
Reg. S, 0.13%, 02/11/2028	EUR	800	906
Reg. S, 0.75%, 04/07/2025	EUR	300	349
NIKE, Inc.,
3.25%, 03/27/2040		51	56
3.38%, 03/27/2050		70	79

SEE NOTES TO FINANCIAL STATEMENTS.

68	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Apparel — continued
Tapestry, Inc., 4.13%, 07/15/2027		2,032	2,197
VF Corp., 2.40%, 04/23/2025		25	26

			4,177

Auto Manufacturers — 0.7%
American Honda Finance Corp.,
0.75%, 11/25/2026	GBP	4,800	6,273
1.50%, 10/19/2027	GBP	2,300	3,094
BMW US Capital LLC,
3.80%, 04/06/2023 (e)		54	56
3.90%, 04/09/2025 (e)		1,100	1,183
Cummins, Inc., 2.60%, 09/01/2050		40	37
Daimler AG, (Germany),
Reg. S, 1.13%, 11/06/2031	EUR	15	18
Reg. S, 1.63%, 08/22/2023	EUR	20	23
Reg. S, 2.13%, 07/03/2037	EUR	775	1,023
Daimler International Finance BV, (Netherlands),
Reg. S, 0.63%, 02/27/2023	EUR	425	489
Reg. S, 2.63%, 04/07/2025	EUR	1,760	2,176
Ford Motor Co., 3.25%, 02/12/2032		700	717
Ford Motor Credit Co. LLC,
2.75%, 06/14/2024	GBP	1,600	2,179
3.37%, 11/17/2023		2,000	2,063
4.00%, 11/13/2030		545	586
General Motors Co.,
5.20%, 04/01/2045		425	527
6.25%, 10/02/2043		295	405
6.60%, 04/01/2036		520	704
6.75%, 04/01/2046		66	95
General Motors Financial Co., Inc.,
Reg. S, 1.69%, 03/26/2025	EUR	775	918
1.70%, 08/18/2023		70	71
Reg. S, 2.25%, 09/06/2024	GBP	700	958
Reg. S, 2.35%, 09/03/2025	GBP	1,225	1,680
2.40%, 10/15/2028		275	274
2.70%, 08/20/2027		1,450	1,476
2.70%, 06/10/2031		615	613
2.75%, 06/20/2025		180	186
2.90%, 02/26/2025		45	47
3.45%, 04/10/2022		60	60
Harley-Davidson Financial Services, Inc., Reg. S, 3.88%, 05/19/2023	EUR	425	509
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024 (e)		1,600	1,572
Nissan Motor Co. Ltd., (Japan), 3.52%, 09/17/2025 (e)		3,000	3,146
PACCAR Financial Europe BV, (Netherlands),
Reg. S, 0.00%, 03/03/2023	EUR	500	570
Reg. S, 0.13%, 03/07/2022	EUR	100	114
Stellantis Finance US, Inc., 2.69%, 09/15/2031 (e)		460	453
Stellantis NV, (Netherlands),
Reg. S, 0.63%, 03/30/2027	EUR	2,600	2,943

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Auto Manufacturers — continued
Reg. S, 1.25%, 06/20/2033	EUR	600	665
Reg. S, 2.75%, 05/15/2026	EUR	800	994
Toyota Motor Credit Corp., 0.80%, 01/09/2026		200	195
Volkswagen Bank GmbH, (Germany),
Reg. S, 0.75%, 06/15/2023	EUR	300	345
Reg. S, 1.25%, 06/10/2024	EUR	1,500	1,756
Volkswagen Financial Services AG, (Germany),
Reg. S, 1.38%, 10/16/2023	EUR	900	1,050
Reg. S, 2.25%, 10/16/2026	EUR	10	12
Reg. S, 2.50%, 04/06/2023	EUR	915	1,076
Reg. S, 3.00%, 04/06/2025	EUR	20	25
Reg. S, 3.38%, 04/06/2028	EUR	1,450	1,917
Volkswagen Financial Services NV, (Netherlands), Reg. S, 1.13%, 07/05/2026	GBP	1,000	1,312
Volkswagen International Finance NV, (Netherlands),
Reg. S, 0.05%, 06/10/2024	EUR	400	456
Reg. S, 3.25%, 11/18/2030	EUR	1,000	1,362
Reg. S, (EUR Swap Rate 5 Year + 3.75%), 3.50%, 06/17/2025 (x) (aa)	EUR	1,000	1,211
Reg. S, (EUR Swap Rate 9 Year + 3.96%), 3.88%, 06/17/2029 (x) (aa)	EUR	2,000	2,471
Reg. S, (EUR Swap Rate 12 Year + 2.97%), 4.63%, 03/24/2026 (x) (aa)	EUR	1,210	1,540
Volkswagen Leasing GmbH, (Germany), Reg. S, 0.63%, 07/19/2029	EUR	500	560
Volvo Treasury AB, (Sweden),
Reg. S, 0.13%, 09/17/2024	EUR	425	486
Reg. S, (EUR Swap Rate 5 Year + 4.10%), 4.85%, 03/10/2078 (aa)	EUR	1,575	1,882

			56,553

Auto Parts & Equipment — 0.1%
Aptiv plc, (Jersey),
1.50%, 03/10/2025	EUR	425	501
3.10%, 12/01/2051		100	96
Autoliv, Inc., Reg. S, 0.75%, 06/26/2023	EUR	700	805
Cie Generale des Etablissements Michelin SCA, (France), Reg. S, 0.63%, 11/02/2040	EUR	300	320
Magna International, Inc., (Canada),
1.90%, 11/24/2023	EUR	1,125	1,324
2.45%, 06/15/2030		1,350	1,371
4.15%, 10/01/2025		2,000	2,174

			6,591

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	69

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Distribution/Wholesale — 0.0% (g)
Bunzl Finance plc, (United Kingdom), Reg. S, 1.50%, 10/30/2030	GBP	550	718

Home Builders — 0.0% (g)
Berkeley Group plc (The), (United Kingdom), Reg. S, 2.50%, 08/11/2031	GBP	172	224
NVR, Inc., 3.00%, 05/15/2030		299	311

			535

Home Furnishings — 0.0% (g)
Whirlpool Finance Luxembourg Sarl, (Luxembourg),
1.10%, 11/09/2027	EUR	225	263
1.25%, 11/02/2026	EUR	200	236

			499

Housewares — 0.0% (g)
Newell Brands, Inc.,
4.70%, 04/01/2026		650	709
4.88%, 06/01/2025		2,710	2,954

			3,663

Lodging — 0.1%
Choice Hotels International, Inc.,
3.70%, 12/01/2029		85	90
3.70%, 01/15/2031		190	202
InterContinental Hotels Group plc, (United Kingdom),
Reg. S, 3.38%, 10/08/2028	GBP	450	638
Reg. S, 3.75%, 08/14/2025	GBP	100	143
Marriott International, Inc., Series HH, 2.85%, 04/15/2031		1,125	1,123
Whitbread Group plc, (United Kingdom), Reg. S, 2.38%, 05/31/2027	GBP	1,500	2,012

			4,208

Retail — 0.2%
AutoNation, Inc., 4.75%, 06/01/2030		1,309	1,497
AutoZone, Inc., 1.65%, 01/15/2031		2,595	2,445
Costco Wholesale Corp., 1.75%, 04/20/2032		87	85
Dollar General Corp., 4.15%, 11/01/2025		10	11
Genuine Parts Co., 1.88%, 11/01/2030		330	310
Home Depot, Inc. (The),
2.50%, 04/15/2027		100	104
3.50%, 09/15/2056		75	85
4.20%, 04/01/2043		800	968
5.88%, 12/16/2036		90	128
Lowe’s Cos., Inc., 3.50%, 04/01/2051		95	103

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Retail — continued
McDonald’s Corp.,
Reg. S, 2.38%, 11/27/2024	EUR	800	977
3.50%, 03/01/2027		100	108
Next Group plc, (United Kingdom),
Reg. S, 3.00%, 08/26/2025	GBP	225	319
Reg. S, 3.63%, 05/18/2028	GBP	1,075	1,573
Reg. S, 4.38%, 10/02/2026	GBP	300	450
Walgreens Boots Alliance, Inc., 0.95%, 11/17/2023		40	40
Walmart, Inc.,
2.55%, 04/08/2026	EUR	2,550	3,186
Reg. S, 5.25%, 09/28/2035	GBP	550	1,059

			13,448

Total Consumer Cyclical			95,774

Consumer Non-cyclical — 2.8%
Agriculture — 0.3%
Altria Group, Inc.,
2.20%, 06/15/2027	EUR	1,000	1,211
3.40%, 02/04/2041		55	51
3.70%, 02/04/2051		140	131
3.88%, 09/16/2046		40	39
4.00%, 02/04/2061		110	106
5.38%, 01/31/2044		65	75
5.95%, 02/14/2049		10	12
6.20%, 02/14/2059		58	76
BAT Capital Corp.,
Reg. S, 1.13%, 11/16/2023	EUR	100	116
2.79%, 09/06/2024		85	87
3.22%, 08/15/2024		100	104
3.56%, 08/15/2027		1,670	1,753
3.73%, 09/25/2040		35	34
3.98%, 09/25/2050		45	43
4.76%, 09/06/2049		50	54
BAT International Finance plc, (United Kingdom),
Reg. S, 2.38%, 01/19/2023	EUR	3,800	4,436
Reg. S, 7.25%, 03/12/2024	GBP	235	355
Bunge Finance Europe BV, (Netherlands), 1.85%, 06/16/2023	EUR	300	349
Bunge Ltd. Finance Corp., 3.75%, 09/25/2027		30	33
Cargill, Inc., 2.13%, 04/23/2030 (e)		1,500	1,485
JT International Financial Services BV, (Netherlands),
Reg. S, 1.13%, 09/28/2025	EUR	100	117
Reg. S, 2.75%, 09/28/2033	GBP	975	1,396
Philip Morris International, Inc.,
0.88%, 05/01/2026		1,715	1,654
2.88%, 03/03/2026	EUR	1,000	1,256
2.88%, 05/14/2029	EUR	1,250	1,628
4.25%, 11/10/2044		270	309
6.38%, 05/16/2038		155	218

SEE NOTES TO FINANCIAL STATEMENTS.

70	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Agriculture — continued
STG Global Finance BV, (Netherlands), Reg. S, 1.38%, 09/24/2025	EUR	1,025	1,185
Viterra Finance BV, (Netherlands),
Reg. S, 0.38%, 09/24/2025	EUR	1,000	1,132
Reg. S, 1.00%, 09/24/2028	EUR	2,050	2,295

			21,740

Beverages — 0.3%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.,
4.70%, 02/01/2036		1,700	2,054
4.90%, 02/01/2046		1,600	2,029
Anheuser-Busch InBev SA, (Belgium),
Reg. S, 2.75%, 03/17/2036	EUR	10	14
Reg. S, 3.70%, 04/02/2040	EUR	800	1,208
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/2049		50	69
CCEP Finance Ireland DAC, (Ireland), Reg. S, 0.50%, 09/06/2029	EUR	1,000	1,123
Coca-Cola Co. (The),
0.13%, 03/09/2029	EUR	3,500	3,893
0.13%, 03/15/2029	EUR	1,700	1,891
0.50%, 03/09/2033	EUR	500	549
1.00%, 03/09/2041	EUR	400	439
3.00%, 03/05/2051		230	244
Coca-Cola Europacific Partners plc, (United Kingdom), Reg. S, 2.38%, 05/07/2025	EUR	2,000	2,433
Coca-Cola Femsa SAB de CV, (Mexico), 2.75%, 01/22/2030		150	153
Constellation Brands, Inc., 3.70%, 12/06/2026		25	27
Diageo Capital plc, (United Kingdom), 3.88%, 04/29/2043		10	12
Diageo Finance plc, (United Kingdom), Reg. S, 1.88%, 03/27/2027	EUR	1,000	1,231
Diageo Investment Corp., 4.25%, 05/11/2042		20	25
Greene King Finance plc, (United Kingdom), Series A2, 5.32%, 09/15/2031	GBP	30	46
Keurig Dr Pepper, Inc., 4.06%, 05/25/2023		26	27
PepsiCo., Inc.,
0.40%, 10/09/2032		EUR 1,200	1,321
0.75%, 10/14/2033	EUR	2,950	3,338
3.45%, 10/06/2046		15	17
Pernod Ricard SA, (France), Reg. S, 1.13%, 04/07/2025	EUR	1,600	1,882

			24,025

Biotechnology — 0.0% (g)
Amgen, Inc., 1.90%, 02/21/2025		100	102
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/2030		1,000	947

			1,049

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Commercial Services — 0.5%
Abertis Infraestructuras SA, (Spain), Reg. S, 3.38%, 11/27/2026	GBP	400	573
ALD SA, (France), Reg. S, 1.25%, 10/11/2022	EUR	2,500	2,880
Amadeus IT Group SA, (Spain), Reg. S, 0.88%, 09/18/2023	EUR	2,000	2,307
American University (The), Series 2019, 3.67%, 04/01/2049		30	35
Automatic Data Processing, Inc.,
1.25%, 09/01/2030		1,500	1,413
1.70%, 05/15/2028		90	90
Block Financial LLC,
2.50%, 07/15/2028		45	45
3.88%, 08/15/2030		60	64
California Institute of Technology, 4.70%, 11/01/2111		25	37
Central Nippon Expressway Co. Ltd., (Japan),
Reg. S, 0.89%, 09/29/2025		600	586
Reg. S, 1.87%, 09/26/2024	AUD	1,000	723
Channel Link Enterprises Finance plc, (United Kingdom), Series A8, Reg. S, (ICE LIBOR EUR 6 Month + 5.90%), 2.71%, 06/30/2050 (aa)	EUR	100	116
Cintas Corp. No. 2, 3.70%, 04/01/2027		30	33
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114		1,000	1,495
Duke University, Series 2020, 2.68%, 10/01/2044		20	20
East Nippon Expressway Co. Ltd., (Japan), Series 66, 0.10%, 12/18/2026	JPY	100,000	869
Equifax, Inc.,
2.35%, 09/15/2031		850	840
2.60%, 12/15/2025		110	114
3.10%, 05/15/2030		1,830	1,917
ERAC USA Finance LLC,
2.70%, 11/01/2023 (e)		3,200	3,281
3.85%, 11/15/2024 (e)		160	170
4.50%, 02/15/2045 (e)		400	485
7.00%, 10/15/2037 (e)		800	1,181
Euronet Worldwide, Inc., 1.38%, 05/22/2026	EUR	1,025	1,189
Experian Finance plc, (United Kingdom),
Reg. S, 0.74%, 10/29/2025	GBP	300	395
Reg. S, 1.38%, 06/25/2026	EUR	1,125	1,341
Reg. S, 3.25%, 04/07/2032	GBP	225	339
George Washington University (The), Series 2014, 4.30%, 09/15/2044		30	38
Global Payments, Inc., 1.20%, 03/01/2026		40	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	71

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Commercial Services — continued
Holding d’Infrastructures de Transport SASU, (France),
Reg. S, 0.63%, 09/14/2028	EUR	300	334
Reg. S, 2.50%, 05/04/2027	EUR	1,600	1,987
Johns Hopkins University, Series A, 2.81%, 01/01/2060		600	618
Massachusetts Institute of Technology,
3.89%, 07/01/2116		663	831
4.68%, 07/01/2114		500	747
Series F, 2.99%, 07/01/2050		20	22
MMS USA Holdings, Inc., Reg. S, 0.63%, 06/13/2025	EUR	1,500	1,725
Moody’s Corp.,
0.95%, 02/25/2030	EUR	1,425	1,653
1.75%, 03/09/2027	EUR	1,125	1,368
2.55%, 08/18/2060		20	18
Northwestern University, Series 2020, 2.64%, 12/01/2050		10	10
PayPal Holdings, Inc.,
2.65%, 10/01/2026		90	94
3.25%, 06/01/2050		35	38
President and Fellows of Harvard College, 2.52%, 10/15/2050		10	10
Quanta Services, Inc.,
0.95%, 10/01/2024		80	79
2.35%, 01/15/2032		70	68
2.90%, 10/01/2030		200	204
3.05%, 10/01/2041		180	174
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/2050		5	5
S&P Global, Inc.,
1.25%, 08/15/2030		2,100	1,961
2.30%, 08/15/2060		331	288
Transurban Finance Co. Pty Ltd., (Australia), Reg. S, 3.00%, 04/08/2030	EUR	100	132
Trustees of Princeton University (The), Series 2020, 2.52%, 07/01/2050		20	20
United Rentals North America, Inc., 3.88%, 11/15/2027		84	87
University of Southern California,
2.81%, 10/01/2050		20	20
Series 21A, 2.95%, 10/01/2051		10	11
Verisk Analytics, Inc., 5.50%, 06/15/2045		43	58
Wellcome Trust Ltd. (The), (United Kingdom),
Reg. S, 1.50%, 07/14/2071	GBP	500	645
Reg. S, 2.52%, 02/07/2118	GBP	200	343
West Nippon Expressway Co. Ltd., (Japan), Series 29, 0.31%, 02/12/2026	JPY	200,000	1,755

			37,920

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Cosmetics/Personal Care — 0.2%
Colgate-Palmolive Co., 0.50%, 03/06/2026	EUR	2,275	2,636
Estee Lauder Cos., Inc. (The),
2.60%, 04/15/2030		60	62
3.13%, 12/01/2049		20	22
Procter & Gamble Co. (The),
0.35%, 05/05/2030	EUR	2,800	3,171
0.63%, 10/30/2024	EUR	1,450	1,685
1.20%, 10/30/2028	EUR	1,000	1,208
1.20%, 10/29/2030		30	28
1.88%, 10/30/2038	EUR	1,125	1,465
3.60%, 03/25/2050		80	100
4.88%, 05/11/2027	EUR	425	605
Unilever Finance Netherlands BV, (Netherlands),
Reg. S, 0.50%, 08/12/2023	EUR	1,400	1,613
Reg. S, 1.13%, 02/12/2027	EUR	425	508
Unilever plc, (United Kingdom), Reg. S, 1.50%, 06/11/2039	EUR	625	769

			13,872

Food — 0.2%
Flowers Foods, Inc., 2.40%, 03/15/2031		5	5
General Mills, Inc., 3.00%, 02/01/2051		20	20
Hershey Co. (The), 2.65%, 06/01/2050		10	10
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational),
3.00%, 05/15/2032 (e)		575	575
6.50%, 04/15/2029 (e)		3,000	3,300
Kerry Group Financial Services Unltd Co., (Ireland), Reg. S, 2.38%, 09/10/2025	EUR	1,400	1,719
Kroger Co. (The), 3.95%, 01/15/2050		5	6
Mars, Inc., 2.38%, 07/16/2040 (e)		1,200	1,146
McCormick & Co., Inc.,
0.90%, 02/15/2026		100	97
3.15%, 08/15/2024		150	156
4.20%, 08/15/2047		5	6
Mondelez International Holdings Netherlands BV, (Netherlands), Reg. S, 0.38%, 09/22/2029	EUR	100	112
Mondelez International, Inc.,
0.75%, 03/17/2033	EUR	1,800	1,971
1.50%, 02/04/2031		1,000	939
1.88%, 10/15/2032		300	287
Tesco Corporate Treasury Services plc, (United Kingdom),
Reg. S, 0.88%, 05/29/2026	EUR	1,500	1,736
Reg. S, 1.38%, 10/24/2023	EUR	100	116

SEE NOTES TO FINANCIAL STATEMENTS.

72	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Food — continued
Reg. S, 1.88%, 11/02/2028	GBP	700	935
Reg. S, 2.75%, 04/27/2030	GBP	425	595

			13,731

Healthcare — Products — 0.4%
Abbott Ireland Financing DAC, (Ireland),
Reg. S, 0.10%, 11/19/2024	EUR	700	801
Reg. S, 0.38%, 11/19/2027	EUR	1,950	2,233
Abbott Laboratories, 4.90%, 11/30/2046		115	158
Becton Dickinson Euro Finance Sarl, (Luxembourg),
1.21%, 06/04/2026	EUR	425	500
1.34%, 08/13/2041	EUR	2,000	2,166
Boston Scientific Corp.,
0.63%, 12/01/2027	EUR	800	908
3.45%, 03/01/2024		100	105
Danaher Corp.,
2.50%, 03/30/2030	EUR	525	684
DH Europe Finance II Sarl, (Luxembourg),
0.20%, 03/18/2026	EUR	3,775	4,292
0.75%, 09/18/2031	EUR	1,000	1,132
1.35%, 09/18/2039	EUR	700	794
1.80%, 09/18/2049	EUR	700	838
3.40%, 11/15/2049		30	32
Edwards Lifesciences Corp., 4.30%, 06/15/2028		135	152
Koninklijke Philips NV, (Netherlands), Reg. S, 1.38%, 05/02/2028	EUR	500	601
Medtronic Global Holdings SCA, (Luxembourg),
0.00%, 03/15/2023	EUR	325	371
0.38%, 03/07/2023	EUR	100	115
0.38%, 10/15/2028	EUR	500	568
1.38%, 10/15/2040	EUR	825	935
1.63%, 10/15/2050	EUR	900	1,024
1.75%, 07/02/2049	EUR	900	1,049
Molnlycke Holding AB, (Sweden), Reg. S, 1.88%, 02/28/2025	EUR	1,000	1,195
PerkinElmer, Inc.,
1.90%, 09/15/2028		135	132
2.25%, 09/15/2031		125	121
Stryker Corp., 1.00%, 12/03/2031	EUR	1,300	1,496
Thermo Fisher Scientific Finance I BV, (Netherlands),
1.13%, 10/18/2033	EUR	1,975	2,281
2.00%, 10/18/2051	EUR	1,365	1,601
Thermo Fisher Scientific, Inc.,
1.88%, 10/01/2049	EUR	1,125	1,310
0.13%, 03/01/2025	EUR	1,000	1,140
1.22%, 10/18/2024		80	80
1.75%, 04/15/2027	EUR	100	122

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Healthcare — Products — continued
2.88%, 07/24/2037	EUR	625	860
4.10%, 08/15/2047		160	198
Werfenlife SA, (Spain), Reg. S, 0.50%, 10/28/2026	EUR	600	679

			30,673

Healthcare — Services — 0.4%
Advocate Health & Hospitals Corp., 3.39%, 10/15/2049		35	39
Aetna, Inc., 2.80%, 06/15/2023		30	31
AHS Hospital Corp., Series 2021, 2.78%, 07/01/2051		755	751
Allina Health System, Series 2019, 3.89%, 04/15/2049		40	47
Anthem, Inc.,
3.35%, 12/01/2024		100	105
4.10%, 03/01/2028		2,900	3,218
Ascension Health, 3.95%, 11/15/2046		70	86
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/2051		7	7
City of Hope, Series 2013, 5.62%, 11/15/2043		35	50
CommonSpirit Health, 3.91%, 10/01/2050		18	20
Eurofins Scientific SE, (Luxembourg),
Reg. S, 0.88%, 05/19/2031	EUR	3,550	3,968
Reg. S, 2.13%, 07/25/2024	EUR	396	471
Hackensack Meridian Health, Inc.,
Series 2020, 2.68%, 09/01/2041		1,335	1,306
Series 2020, 2.88%, 09/01/2050		35	35
HCA, Inc.,
3.50%, 07/15/2051		105	108
5.00%, 03/15/2024		1,383	1,487
5.13%, 06/15/2039		700	864
5.25%, 06/15/2049		140	180
5.50%, 06/15/2047		277	364
Health Care Service Corp. A Mutual Legal Reserve Co., 2.20%, 06/01/2030 (e)		1,400	1,373
Humana, Inc.,
2.90%, 12/15/2022		50	51
3.85%, 10/01/2024		50	53
Kaiser Foundation Hospitals, 4.15%, 05/01/2047		1,200	1,484
Laboratory Corp. of America Holdings,
1.55%, 06/01/2026		200	198
4.70%, 02/01/2045		230	281
Mayo Clinic,
3.77%, 11/15/2043		30	35
Series 2013, 4.00%, 11/15/2047		25	30
Series 2021, 3.20%, 11/15/2061		440	475
Memorial Health Services, 3.45%, 11/01/2049		10	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	73

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Healthcare-Services — continued
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/2052		50	63
Methodist Hospital (The), Series 20A, 2.71%, 12/01/2050		1,500	1,456
MidMichigan Health, Series 2020, 3.41%, 06/01/2050		1,498	1,601
MultiCare Health System, 2.80%, 08/15/2050		1,000	973
New York and Presbyterian Hospital (The),
2.26%, 08/01/2040		1,090	1,022
4.02%, 08/01/2045		20	25
Northwell Healthcare, Inc., 4.26%, 11/01/2047		25	30
OhioHealth Corp.,
2.30%, 11/15/2031		830	837
2.83%, 11/15/2041		370	379
Series 2020, 3.04%, 11/15/2050		535	564
PeaceHealth Obligated Group,
Series 2020, 1.38%, 11/15/2025		700	696
Series 2020, 3.22%, 11/15/2050		849	892
Piedmont Healthcare, Inc.,
2.86%, 01/01/2052		3	3
Series 2032, 2.04%, 01/01/2032		470	458
Series 2042, 2.72%, 01/01/2042		453	443
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/2051		15	15
Sentara Healthcare, Series 2021, 2.93%, 11/01/2051		2,365	2,406
Texas Health Resources, 2.33%, 11/15/2050		750	680
Trinity Health Corp., Series 2021, 2.63%, 12/01/2040		233	229
UnitedHealth Group, Inc.,
2.00%, 05/15/2030		160	159
3.13%, 05/15/2060		140	145
3.70%, 08/15/2049		1,100	1,270
3.75%, 07/15/2025		20	22
3.88%, 08/15/2059		50	60
4.25%, 03/15/2043		120	146

			31,702

Household Products/Wares — 0.0% (g)
Avery Dennison Corp.,
1.25%, 03/03/2025	EUR	1,226	1,440
2.25%, 02/15/2032		100	97
2.65%, 04/30/2030		104	106
Clorox Co. (The), 1.80%, 05/15/2030		10	10
Kimberly-Clark Corp., 2.88%, 02/07/2050		45	46
Reckitt Benckiser Treasury Services plc, (United Kingdom), Reg. S, 1.75%, 05/19/2032	GBP	1,675	2,271

			3,970

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Pharmaceuticals — 0.5%
AbbVie, Inc.,
2.60%, 11/21/2024		490	509
3.20%, 11/21/2029		4,960	5,308
4.25%, 11/21/2049		1,400	1,678
AmerisourceBergen Corp.,
3.25%, 03/01/2025		40	42
3.45%, 12/15/2027		5	5
4.30%, 12/15/2047		25	30
AstraZeneca plc, (United Kingdom), 0.70%, 04/08/2026		1,620	1,568
Bristol-Myers Squibb Co.,
2.35%, 11/13/2040		25	24
2.55%, 11/13/2050		110	104
3.40%, 07/26/2029 (jj)		3,340	3,661
3.88%, 08/15/2025		24	26
4.55%, 02/20/2048		10	13
Cardinal Health, Inc., 3.08%, 06/15/2024		10	10
Cigna Corp.,
2.40%, 03/15/2030		75	76
3.40%, 03/01/2027		2,800	3,010
4.90%, 12/15/2048		800	1,037
CVS Health Corp.,
1.30%, 08/21/2027		40	39
2.63%, 08/15/2024		60	62
4.13%, 04/01/2040		1,200	1,381
4.30%, 03/25/2028		329	369
4.78%, 03/25/2038		75	92
5.05%, 03/25/2048		1,200	1,574
Eli Lilly & Co.,
0.63%, 11/01/2031	EUR	2,500	2,874
1.38%, 09/14/2061	EUR	675	699
GlaxoSmithKline Capital plc, (United Kingdom),
5.25%, 12/19/2033	GBP	640	1,183
Reg. S, 5.25%, 04/10/2042	GBP	50	104
Johnson & Johnson,
2.10%, 09/01/2040		10	10
2.45%, 09/01/2060		25	24
3.40%, 01/15/2038		50	56
3.55%, 03/01/2036		15	17
McKesson Corp.,
0.90%, 12/03/2025		70	68
3.13%, 02/17/2029	GBP	925	1,338
Merck & Co., Inc.,
1.88%, 10/15/2026	EUR	1,000	1,228
2.35%, 06/24/2040		50	48
3.70%, 02/10/2045		60	69
4.00%, 03/07/2049		40	49
Merck Financial Services GmbH, (Germany), Reg. S, 0.01%, 12/15/2023	EUR	600	686

SEE NOTES TO FINANCIAL STATEMENTS.

74	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Pharmaceuticals — continued
Merck KGaA, (Germany),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.00%), 1.63%, 09/09/2080 (aa)	EUR	800	930
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.94%), 2.88%, 06/25/2079 (aa)	EUR	400	491
Mylan, Inc., 5.20%, 04/15/2048		30	37
Novartis Capital Corp., 2.75%, 08/14/2050		61	62
Roche Finance Europe BV, (Netherlands),
Reg. S, 0.50%, 02/27/2023	EUR	200	229
Reg. S, 0.88%, 02/25/2025	EUR	1,600	1,873
Sanofi, (France),
Reg. S, 2.50%, 11/14/2023	EUR	600	714
Series 20FX, Reg. S, 1.88%, 03/21/2038	EUR	400	532
Takeda Pharmaceutical Co. Ltd., (Japan), Reg. S, 3.00%, 11/21/2030	EUR	1,000	1,349
Upjohn Finance BV, (Netherlands), Reg. S, 1.91%, 06/23/2032	EUR	1,400	1,666
Utah Acquisition Sub, Inc., 3.95%, 06/15/2026		30	32
Viatris, Inc., 3.85%, 06/22/2040		2,200	2,336
Zoetis, Inc.,
3.90%, 08/20/2028		40	44
4.70%, 02/01/2043		190	243

			39,609

Total Consumer Non-cyclical			218,291

Energy — 1.1%
Energy — Alternate Sources — 0.0% (g)
ERG SpA, (Italy), Reg. S, 0.88%, 09/15/2031	EUR	700	784

Oil & Gas — 0.6%
Aker BP ASA, (Norway), 2.88%, 01/15/2026 (e)		1,400	1,452
BP Capital Markets plc, (United Kingdom),
Reg. S, 1.53%, 09/26/2022	EUR	175	202
Reg. S, (EUR Swap Rate 5 Year + 4.12%), 3.63%, 03/22/2029 (x) (aa)	EUR	1,300	1,589
Reg. S, (UK Gilts 5 Year + 4.17%), 4.25%, 03/22/2027 (x) (aa)	GBP	500	703
Canadian Natural Resources Ltd., (Canada),
2.95%, 01/15/2023		10	10
3.85%, 06/01/2027		10	11
4.95%, 06/01/2047		55	68
6.25%, 03/15/2038		72	95

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Oil & Gas — continued
Cenovus Energy, Inc., (Canada), 4.40%, 04/15/2029		4,890	5,415
Cepsa Finance SA, (Spain), Reg. S, 2.25%, 02/13/2026	EUR	100	121
Chevron Corp., 2.24%, 05/11/2030		80	81
Chevron USA, Inc.,
1.02%, 08/12/2027 (jj)		3,000	2,891
5.25%, 11/15/2043		75	104
CNOOC Petroleum North America ULC, (Canada), 6.40%, 05/15/2037		40	52
ConocoPhillips,
2.40%, 02/15/2031 (e)		2,100	2,109
4.88%, 10/01/2047 (e)		20	26
5.90%, 10/15/2032		140	183
5.90%, 05/15/2038		25	35
Continental Resources, Inc., 4.38%, 01/15/2028		30	32
Devon Energy Corp.,
5.00%, 06/15/2045		115	139
5.25%, 09/15/2024		8	9
5.88%, 06/15/2028		1,750	1,896
Diamondback Energy, Inc.,
2.88%, 12/01/2024		3,100	3,217
3.13%, 03/24/2031		2,540	2,621
3.50%, 12/01/2029		450	477
4.40%, 03/24/2051		35	40
Equinor ASA, (Norway),
Reg. S, 1.38%, 05/22/2032	EUR	425	514
1.75%, 01/22/2026		200	201
2.38%, 05/22/2030		60	61
3.25%, 11/18/2049		30	32
3.63%, 04/06/2040		1,800	2,005
3.70%, 04/06/2050		15	17
Reg. S, 6.88%, 03/11/2031	GBP	50	97
Exxon Mobil Corp.,
0.14%, 06/26/2024	EUR	2,000	2,285
0.84%, 06/26/2032	EUR	550	612
1.41%, 06/26/2039	EUR	700	763
3.45%, 04/15/2051		155	169
Helmerich & Payne, Inc., 2.90%, 09/29/2031 (e)		700	688
Hess Corp., 3.50%, 07/15/2024		10	10
Lundin Energy Finance BV, (Netherlands),
2.00%, 07/15/2026 (e)		1,360	1,351
3.10%, 07/15/2031 (e)		1,585	1,598
Ovintiv Exploration, Inc.,
5.38%, 01/01/2026		30	33
5.63%, 07/01/2024		5,817	6,405
Petroleos Mexicanos, (Mexico),
(ICE LIBOR USD 3 Month + 0.43%), 0.59%, 02/15/2024 (aa)		675	675
1.95%, 12/20/2022		800	806

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	75

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Oil & Gas — continued
Pioneer Natural Resources Co.,
1.90%, 08/15/2030		1,050	995
4.45%, 01/15/2026		100	109
TotalEnergies SE, (France),
Reg. S, (EUR Swap Rate 5 Year + 2.75%), 2.71%, 05/05/2023 (x) (aa)	EUR	650	760
Reg. S, (EUR Swap Rate 5 Year + 3.35%), 3.37%, 10/06/2026 (x) (aa)	EUR	2,000	2,476
Series NC7, Reg. S, (EUR Swap Rate 5 Year + 1.99%), 1.63%, 10/25/2027 (x) (aa)	EUR	1,000	1,128
Series NC12, Reg. S, (EUR Swap Rate 5 Year + 2.51%), 2.13%, 07/25/2032 (x) (aa)	EUR	1,350	1,481

			48,849

Oil & Gas Services — 0.0% (g)
Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/2047		110	126
Schlumberger Finance BV, (Netherlands), Reg. S, 0.25%, 10/15/2027	EUR	500	565
Schlumberger Finance Canada Ltd., (Canada), 1.40%, 09/17/2025		30	30

			721

Pipelines — 0.5%
Cheniere Corpus Christi Holdings LLC,
3.70%, 11/15/2029		528	566
5.88%, 03/31/2025		240	266
Colonial Enterprises, Inc., 3.25%, 05/15/2030 (e)		1,330	1,402
Enbridge, Inc., (Canada),
2.50%, 08/01/2033		50	49
2.90%, 07/15/2022		20	20
3.40%, 08/01/2051		20	20
4.00%, 10/01/2023		100	105
Energy Transfer LP,
2.90%, 05/15/2025		80	83
4.05%, 03/15/2025		125	132
4.20%, 04/15/2027		5,800	6,294
5.30%, 04/15/2047		35	41
5.35%, 05/15/2045		10	11
5.40%, 10/01/2047		52	61
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)		1,490	1,516
Enterprise Products Operating LLC,
3.30%, 02/15/2053		35	35
4.20%, 01/31/2050		40	45

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Pipelines — continued
5.10%, 02/15/2045		1,700	2,102
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 02/15/2078 (aa)		600	603
Erdoel-Lagergesellschaft mbH, (Austria), Reg. S, 2.75%, 03/20/2028	EUR	200	263
Kinder Morgan Energy Partners LP,
4.30%, 05/01/2024		3,200	3,396
4.70%, 11/01/2042		850	961
5.50%, 03/01/2044		49	60
Kinder Morgan, Inc.,
1.75%, 11/15/2026		90	90
3.60%, 02/15/2051		55	55
Magellan Midstream Partners LP,
3.95%, 03/01/2050		940	1,000
5.00%, 03/01/2026		10	11
MPLX LP,
2.65%, 08/15/2030		1,745	1,739
4.50%, 04/15/2038		15	17
4.70%, 04/15/2048		1,293	1,497
4.88%, 06/01/2025		2,300	2,518
4.90%, 04/15/2058		40	46
5.20%, 03/01/2047		10	12
5.50%, 02/15/2049		130	166
ONEOK Partners LP, 4.90%, 03/15/2025		80	87
ONEOK, Inc.,
2.20%, 09/15/2025		1,000	1,011
2.75%, 09/01/2024		110	113
3.40%, 09/01/2029		60	62
4.45%, 09/01/2049		2,422	2,685
5.20%, 07/15/2048		35	42
6.35%, 01/15/2031		70	88
7.15%, 01/15/2051		20	29
Plains All American Pipeline LP / PAA Finance Corp.,
3.55%, 12/15/2029		65	68
5.15%, 06/01/2042		1,600	1,762
Sabine Pass Liquefaction LLC, 5.88%, 06/30/2026		70	80
TransCanada PipeLines Ltd., (Canada), 6.20%, 10/15/2037		10	14
Transcontinental Gas Pipe Line Co. LLC,
3.25%, 05/15/2030		80	84
4.00%, 03/15/2028		20	22
Valero Energy Partners LP, 4.38%, 12/15/2026		893	981
Vier Gas Transport GmbH, (Germany), Reg. S, 0.50%, 09/10/2034	EUR	400	436
Williams Cos., Inc. (The),
3.50%, 11/15/2030		1,900	2,022
3.50%, 10/15/2051		100	101
4.50%, 11/15/2023		80	84

SEE NOTES TO FINANCIAL STATEMENTS.

76	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Pipelines — continued
5.10%, 09/15/2045		69	85
5.80%, 11/15/2043		15	20

			35,058

Total Energy			85,412

Financial — 7.5%
Banks — 5.0%
Abanca Corp. Bancaria SA, (Spain), Reg. S, 0.75%, 05/28/2029	EUR	100	118
ABN AMRO Bank NV, (Netherlands),
Reg. S, 0.60%, 01/15/2027	EUR	1,600	1,838
Reg. S, 0.88%, 01/14/2026	EUR	100	118
Reg. S, 1.00%, 06/02/2033	EUR	400	457
Reg. S, 1.25%, 01/10/2033	EUR	100	125
Reg. S, 1.38%, 01/12/2037	EUR	100	128
Reg. S, 1.45%, 04/12/2038	EUR	100	130
Reg. S, 1.50%, 09/30/2030	EUR	200	253
Reg. S, 3.50%, 09/21/2022	EUR	200	234
Aegon Bank NV, (Netherlands), Reg. S, 0.01%, 11/16/2025	EUR	100	114
Aktia Bank OYJ, (Finland), Reg. S, 0.38%, 05/30/2023	EUR	100	115
AMCO—Asset Management Co. SpA, (Italy),
Reg. S, 0.75%, 04/20/2028	EUR	163	180
Reg. S, 1.38%, 01/27/2025	EUR	100	117
ANZ New Zealand Int’l Ltd., (New Zealand), Reg. S, 0.13%, 09/22/2023	EUR	100	115
Argenta Spaarbank NV, (Belgium), Reg. S, 0.01%, 02/11/2031	EUR	100	111
Arion Banki HF, (Iceland),
Reg. S, 0.05%, 10/05/2026	EUR	100	113
Reg. S, 0.38%, 07/14/2025	EUR	2,050	2,303
Arkea Public Sector SCF SA, (France), Reg. S, 0.13%, 01/15/2030	EUR	100	113
ASB Finance Ltd., (New Zealand),
Reg. S, 0.25%, 09/08/2028	EUR	1,050	1,167
Reg. S, 0.25%, 05/21/2031	EUR	100	113
Reg. S, 0.63%, 10/18/2024	EUR	100	116
Australia & New Zealand Banking Group Ltd., (Australia),
Reg. S, 0.25%, 11/29/2022	EUR	100	115
Reg. S, (EUR Swap Rate 5 Year + 1.12%), 0.67%, 05/05/2031 (aa)	EUR	1,525	1,708
Banca Carige SpA, (Italy), Reg. S, 0.63%, 10/28/2028	EUR	100	114
Banca Monte dei Paschi di Siena SpA, (Italy),
Reg. S, 0.88%, 10/08/2026	EUR	3,504	4,099
Reg. S, 2.00%, 01/29/2024	EUR	100	119
Series 16, Reg. S, 2.88%, 07/16/2024	EUR	100	122

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Banco Bilbao Vizcaya Argentaria SA, (Spain),
0.88%, 09/18/2023		200	199
Reg. S, 0.88%, 11/22/2026	EUR	100	119
Banco de Sabadell SA, (Spain),
Reg. S, (EUR Swap Rate 1 Year + 0.97%), 0.63%, 11/07/2025 (aa)	EUR	1,000	1,142
Reg. S, 0.88%, 03/05/2023	EUR	1,300	1,495
Reg. S, 1.00%, 04/26/2027	EUR	100	119
Reg. S, 1.63%, 03/07/2024	EUR	1,200	1,405
Banco di Desio e della Brianza SpA, (Italy), Reg. S, 0.88%, 09/12/2024	EUR	100	117
Banco Santander SA, (Spain),
Reg. S, 0.10%, 02/27/2032	EUR	200	222
Reg. S, 0.13%, 06/04/2030	EUR	100	113
Reg. S, 0.20%, 02/11/2028	EUR	1,000	1,117
Reg. S, 0.75%, 09/09/2022	EUR	100	115
Reg. S, 1.00%, 04/07/2025	EUR	200	236
Reg. S, 1.00%, 11/04/2031	EUR	900	1,015
Reg. S, 1.38%, 01/05/2026	EUR	100	118
Reg. S, 1.63%, 10/22/2030	EUR	1,000	1,149
(CMT Index 1 Year + 0.90%), 1.72%, 09/14/2027 (aa)		200	196
Reg. S, 1.75%, 02/17/2027	GBP	500	670
1.85%, 03/25/2026		200	199
2.96%, 03/25/2031		1,800	1,839
3.49%, 05/28/2030		2,000	2,113
3.80%, 02/23/2028		200	217
Bank of America Corp.,
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.81%, 05/09/2026 (aa)	EUR	2,300	2,664
(United States SOFR + 0.74%), 0.81%, 10/24/2024 (aa)		240	238
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 1.10%, 05/24/2032 (aa)	EUR	1,300	1,491
Reg. S, (ICE LIBOR EUR 3 Month + 0.91%), 1.38%, 05/09/2030 (aa)	EUR	1,150	1,365
(United States SOFR + 0.65%), 1.53%, 12/06/2025 (aa)		25	25
(United States SOFR + 0.96%), 1.73%, 07/22/2027 (aa)		1,465	1,455
(United States SOFR + 1.06%), 2.09%, 06/14/2029 (aa)		2,900	2,882
(United States SOFR + 1.22%), 2.30%, 07/21/2032 (aa)		1,250	1,231
(ICE LIBOR USD 3 Month + 0.99%), 2.50%, 02/13/2031 (aa)		3,300	3,312
(United States SOFR + 1.21%), 2.57%, 10/20/2032 (aa)		2,670	2,686

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	77

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(United States SOFR + 1.93%), 2.68%, 06/19/2041 (aa)		1,920	1,853
(United States SOFR + 1.32%), 2.69%, 04/22/2032 (aa)		2,295	2,332
(ICE LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/2023 (aa)		250	252
(ICE LIBOR USD 3 Month + 0.79%), 3.00%, 12/20/2023 (aa)		250	255
(ICE LIBOR USD 3 Month + 1.09%), 3.09%, 10/01/2025 (aa)		10	10
(United States SOFR + 1.58%), 3.31%, 04/22/2042 (aa)		60	63
(ICE LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/2028 (aa)		350	374
(ICE LIBOR USD 3 Month + 0.97%), 3.46%, 03/15/2025 (aa)		25	26
(ICE LIBOR USD 3 Month + 0.78%), 3.55%, 03/05/2024 (aa)		25	26
(ICE LIBOR USD 3 Month + 0.94%), 3.86%, 07/23/2024 (aa)		120	125
4.00%, 01/22/2025		4,200	4,487
(ICE LIBOR USD 3 Month + 1.32%), 4.08%, 04/23/2040 (aa)		170	196
(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 03/20/2051 (aa)		185	223
(ICE LIBOR USD 3 Month + 1.52%), 4.33%, 03/15/2050 (aa)		115	143
4.88%, 04/01/2044		50	65
Reg. S, 7.00%, 07/31/2028	GBP	350	627
Series N, (United States SOFR + 1.22%), 2.65%, 03/11/2032 (aa)		1,000	1,014
Series N, (United States SOFR + 1.65%), 3.48%, 03/13/2052 (aa)		150	166
Bank of Montreal, (Canada),
Reg. S, 0.05%, 06/08/2029	EUR	100	112
Reg. S, 0.10%, 10/20/2023	EUR	100	115
1.85%, 05/01/2025		120	122
Bank of New Zealand, (New Zealand), Reg. S, 0.01%, 06/15/2028	EUR	100	112
Bank of Nova Scotia (The), (Canada),
Reg. S, 0.01%, 01/14/2027	EUR	100	114
Reg. S, 0.01%, 12/15/2027	EUR	200	226
Reg. S, 0.25%, 09/28/2022	EUR	100	114
Reg. S, 0.38%, 10/23/2023	EUR	100	115
0.70%, 04/15/2024		140	139
1.05%, 03/02/2026		170	166
Bankinter SA, (Spain), Reg. S, 0.88%, 08/03/2022	EUR	100	115
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 0.50%, 11/16/2022	EUR	1,200	1,377
Reg. S, 0.75%, 06/15/2023	EUR	100	116

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Reg. S, 1.88%, 11/04/2026	EUR	1,200	1,438
Barclays Bank plc, (United Kingdom), Reg. S, 5.75%, 09/14/2026	GBP	90	143
Barclays plc, (United Kingdom),
(CMT Index 1 Year + 0.80%), 1.01%, 12/10/2024 (aa)		200	199
Reg. S, (EUR Swap Rate 5 Year + 1.90%), 2.00%, 02/07/2028 (aa)	EUR	1,700	1,970
(CMT Index 1 Year + 1.05%), 2.28%, 11/24/2027 (aa)		1,200	1,203
(United States SOFR + 2.71%), 2.85%, 05/07/2026 (aa)		200	206
Reg. S, 3.25%, 02/12/2027	GBP	600	857
Reg. S, (UK Gilts 5 Year + 3.75%), 3.75%, 11/22/2030 (aa)	GBP	425	604
4.34%, 01/10/2028		1,800	1,966
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/2023 (aa)		900	904
Basellandschaftliche Kantonalbank, (Switzerland), Reg. S, 0.38%, 05/13/2030	CHF	100	112
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, (Austria),
Reg. S, 0.01%, 01/21/2028	EUR	100	113
Reg. S, 0.10%, 05/12/2031	EUR	100	112
Bayerische Landesbank, (Germany),
Reg. S, 0.13%, 11/02/2029	EUR	100	114
Reg. S, 0.25%, 01/14/2025	EUR	100	115
Belfius Bank SA, (Belgium), Reg. S, 0.13%, 01/28/2030	EUR	100	113
Berlin Hyp AG, (Germany),
Reg. S, 0.01%, 08/24/2026	EUR	50	57
Reg. S, 0.01%, 07/07/2028	EUR	100	113
Reg. S, 0.01%, 01/27/2031	EUR	100	112
Series 200, Reg. S, 0.38%, 02/21/2025	EUR	100	116
BNP Paribas SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 0.50%, 09/01/2028 (aa)	EUR	1,100	1,237
Reg. S, 1.13%, 01/15/2023	EUR	2,430	2,810
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.13%, 01/15/2032 (aa)	EUR	800	911
(United States SOFR + 1.00%), 1.32%, 01/13/2027 (e) (aa)		3,000	2,921
Reg. S, 1.38%, 05/28/2029	EUR	100	119
Reg. S, 1.63%, 07/02/2031	EUR	1,600	1,871
(United States SOFR + 0.91%), 1.68%, 06/30/2027 (e) (aa)		1,250	1,230
(United States SOFR + 1.61%), 1.90%, 09/30/2028 (e) (aa)		1,100	1,075

SEE NOTES TO FINANCIAL STATEMENTS.

78	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, (EUR Swap Rate 5 Year + 1.85%), 2.38%, 11/20/2030 (aa)	EUR	800	968
(United States SOFR + 1.39%), 2.87%, 04/19/2032 (e) (aa)		1,665	1,689
Reg. S, 2.88%, 10/01/2026	EUR	100	125
Reg. S, 3.38%, 01/23/2026	GBP	600	863
BNZ International Funding Ltd., (New Zealand), Reg. S, 0.38%, 09/14/2024	EUR	1,450	1,664
BPCE SA, (France),
Reg. S, 0.25%, 01/15/2026	EUR	600	682
Reg. S, 0.50%, 02/24/2027	EUR	1,300	1,478
Reg. S, 0.88%, 01/31/2024	EUR	1,200	1,392
(United States SOFR + 1.52%), 1.65%, 10/06/2026 (e) (aa)		1,145	1,130
4.63%, 07/11/2024 (e)		1,800	1,924
BPER Banca, (Italy), Reg. S, 0.88%, 01/22/2022	EUR	100	114
Caisse Centrale du Credit Immobilier de France SA, (France), Reg. S, 0.00%, 01/17/2024	EUR	200	229
Caixa Economica Montepio Geral Caixa Economica Bancaria SA, (Portugal),
Reg. S, 0.13%, 11/14/2024	EUR	100	114
Reg. S, 0.88%, 10/17/2022	EUR	4,200	4,826
CaixaBank SA, (Spain),
Reg. S, (ICE LIBOR EUR 3 Month + 1.00%), 0.75%, 05/26/2028 (aa)	EUR	1,100	1,249
Reg. S, 1.00%, 09/25/2025	EUR	300	354
Reg. S, 1.25%, 01/11/2027	EUR	200	241
Canadian Imperial Bank of Commerce, (Canada),
Reg. S, 0.01%, 04/30/2029	EUR	100	112
Reg. S, 0.04%, 07/09/2027	EUR	100	114
Reg. S, 0.10%, 10/24/2023	CHF	50	56
0.45%, 06/22/2023		110	109
3.10%, 04/02/2024		25	26
Cie de Financement Foncier SA, (France),
Reg. S, 0.01%, 07/15/2026	EUR	200	228
Reg. S, 0.23%, 09/14/2026	EUR	100	115
Reg. S, 0.25%, 04/11/2023	EUR	100	115
Reg. S, 0.50%, 09/04/2024	EUR	100	116
Reg. S, 0.60%, 10/25/2041	EUR	100	114
Reg. S, 0.75%, 05/29/2026	EUR	100	118
Reg. S, 3.88%, 04/25/2055	EUR	45	95
Citigroup, Inc.,
(United States SOFR + 0.69%), 0.78%, 10/30/2024 (aa)		262	260
(United States SOFR + 0.67%), 0.98%, 05/01/2025 (aa)		440	437

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
(United States SOFR + 0.77%), 1.12%, 01/28/2027 (aa)		130	127
(United States SOFR + 0.77%), 1.46%, 06/09/2027 (aa)		3,170	3,116
Reg. S, (ICE LIBOR EUR 3 Month + 1.07%), 1.50%, 07/24/2026 (aa)	EUR	3,400	4,035
Reg. S, 1.50%, 10/26/2028	EUR	2,050	2,471
(United States SOFR + 1.18%), 2.52%, 11/03/2032 (aa)		525	525
(United States SOFR + 1.17%), 2.56%, 05/01/2032 (aa)		1,060	1,067
(United States SOFR + 2.11%), 2.57%, 06/03/2031 (aa)		3,800	3,837
(United States SOFR + 2.84%), 3.11%, 04/08/2026 (aa)		155	162
(ICE LIBOR USD 3 Month + 0.90%), 3.35%, 04/24/2025 (aa)		65	68
(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/2028 (aa)		250	270
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 04/24/2048 (aa)		60	74
4.40%, 06/10/2025		3,500	3,813
4.65%, 07/30/2045		50	63
4.65%, 07/23/2048		70	90
4.75%, 05/18/2046		50	62
(United States SOFR + 4.55%), 5.32%, 03/26/2041 (aa)		50	66
6.00%, 10/31/2033		100	129
Clydesdale Bank plc, (United Kingdom), Reg. S, 4.63%, 06/08/2026	GBP	100	155
Commerzbank AG, (Germany),
Reg. S, 0.01%, 03/11/2030	EUR	100	112
Reg. S, 0.50%, 06/09/2026	EUR	100	117
Reg. S, 2.00%, 11/27/2023	EUR	100	119
Commonwealth Bank of Australia, (Australia),
Reg. S, 0.88%, 02/19/2029	EUR	100	119
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.94%, 10/03/2029 (aa)	EUR	1,425	1,684
Reg. S, 3.00%, 05/03/2022	EUR	100	115
Cooperatieve Rabobank UA, (Netherlands),
Reg. S, 0.01%, 07/02/2030	EUR	100	112
Reg. S, 0.01%, 11/27/2040	EUR	100	102
Reg. S, 0.63%, 04/26/2026	EUR	100	117
Reg. S, 0.88%, 02/08/2028	EUR	100	119
Reg. S, 1.25%, 03/23/2026	EUR	775	925
Reg. S, 1.38%, 02/03/2027	EUR	25	30
Reg. S, 2.38%, 05/22/2023	EUR	30	36
4.38%, 08/04/2025		250	271
Reg. S, 5.25%, 05/23/2041	GBP	50	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	79

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Credit Agricole Italia SpA, (Italy),
Reg. S, 0.13%, 03/15/2033	EUR	100	110
Reg. S, 0.25%, 09/30/2024	EUR	100	115
Reg. S, 0.25%, 01/17/2028	EUR	100	115
Credit Agricole SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 1.00%, 04/22/2026 (aa)	EUR	3,000	3,499
Reg. S, 1.75%, 03/05/2029	EUR	100	122
Reg. S, (UK Gilts 5 Year + 1.50%), 1.87%, 12/09/2031 (aa)	GBP	300	396
Reg. S, 2.38%, 05/20/2024	EUR	100	121
Credit Suisse AG, (Switzerland), Reg. S, 0.25%, 09/01/2028	EUR	2,500	2,756
Credit Suisse Group AG, (Switzerland),
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 07/17/2025 (aa)	EUR	1,400	1,628
(United States SOFR + 1.73%), 3.09%, 05/14/2032 (e) (aa)		2,405	2,450
Credito Emiliano SpA, (Italy), Reg. S, 0.01%, 07/07/2028	EUR	100	113
Danske Bank A/S, (Denmark),
Reg. S, 0.25%, 11/28/2022	EUR	425	487
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.15%), 0.50%, 08/27/2025 (aa)	EUR	425	487
(CMT Index 1 Year + 1.03%), 1.17%, 12/08/2023 (e) (aa)		3,350	3,349
Reg. S, (UK Gilts 1 Year + 1.65%), 2.25%, 01/14/2028 (aa)	GBP	2,000	2,718
Reg. S, 3.75%, 06/23/2022 (e)	EUR	50	58
Danske Hypotek AB, (Sweden),
Series 2212, Reg. S, 1.00%, 12/21/2022	SEK	2,000	224
Series 2512, Reg. S, 1.00%, 12/17/2025	SEK	2,000	225
de Volksbank NV, (Netherlands), Reg. S, 1.00%, 03/08/2028	EUR	100	120
Deutsche Apotheker-und Aerztebank eG, (Germany), Reg. S, 0.01%, 02/06/2029	EUR	100	113
Deutsche Bank AG, (Germany),
Reg. S, 0.13%, 01/21/2030	EUR	75	85
Reg. S, 0.25%, 03/08/2024	EUR	100	115
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 1.00%, 11/19/2025 (aa)	EUR	400	463
Reg. S, 1.13%, 08/30/2023	EUR	775	900
Reg. S, 1.13%, 03/17/2025	EUR	400	466
(United States SOFR + 1.87%), 2.13%, 11/24/2026 (aa)		2,950	2,947
(United States SOFR + 2.16%), 2.22%, 09/18/2024 (aa)		435	441

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
(United States SOFR + 1.22%), 2.31%, 11/16/2027 (aa)		150	150
3.95%, 02/27/2023		2,700	2,784
Deutsche Hypothekenbank AG, (Germany),
Reg. S, 0.13%, 11/23/2023	EUR	100	115
Reg. S, 0.50%, 06/29/2026	EUR	50	58
Deutsche Kreditbank AG, (Germany), Reg. S, 0.01%, 11/07/2029	EUR	50	56
Deutsche Pfandbriefbank AG, (Germany), Reg. S, 0.63%, 08/30/2027	EUR	100	118
Dexia Credit Local SA, (France),
Reg. S, 0.00%, 05/29/2024	EUR	300	343
Reg. S, 0.01%, 01/22/2027	EUR	200	227
Reg. S, 0.63%, 01/17/2026	EUR	600	701
Reg. S, 1.25%, 11/26/2024	EUR	700	829
Discover Bank, 3.45%, 07/27/2026		1,200	1,270
DNB Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 01/21/2031	EUR	100	111
Reg. S, 0.25%, 01/23/2023	EUR	200	230
Reg. S, 0.38%, 11/20/2024	EUR	100	116
Reg. S, 1.88%, 11/21/2022	EUR	100	116
DZ HYP AG, (Germany),
Reg. S, 0.01%, 06/23/2028	EUR	100	114
Reg. S, 0.01%, 10/27/2028	EUR	25	28
Reg. S, 0.01%, 11/15/2030	EUR	100	112
Reg. S, 0.63%, 10/27/2023	EUR	200	232
Reg. S, 0.88%, 04/17/2034	EUR	100	120
Eika Boligkreditt A/S, (Norway),
Reg. S, 0.13%, 06/16/2031	EUR	100	112
Reg. S, 0.38%, 02/26/2025	EUR	100	116
Equitable Bank, (Canada), Reg. S, 0.01%, 09/16/2024	EUR	100	114
Erste Group Bank AG, (Austria),
Reg. S, 0.25%, 06/26/2024	EUR	100	115
Reg. S, 0.75%, 02/05/2025	EUR	100	117
Eurocaja Rural SCC, (Spain), Reg. S, 0.13%, 09/22/2031	EUR	100	111
Federation des Caisses Desjardins du Quebec, (Canada), Reg. S, 0.01%, 04/08/2026	EUR	100	114
First Republic Bank, (United States SOFR + 0.62%), 1.91%, 02/12/2024 (aa)		250	253
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.61%), 0.86%, 02/12/2026 (aa)		28	27
Reg. S, 0.88%, 05/09/2029	EUR	2,800	3,198
Reg. S, 0.88%, 01/21/2030	EUR	350	400
(United States SOFR + 0.79%), 1.09%, 12/09/2026 (aa)		135	132
Reg. S, 1.38%, 05/15/2024	EUR	1,650	1,917

SEE NOTES TO FINANCIAL STATEMENTS.

80	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(United States SOFR + 0.80%), 1.43%, 03/09/2027 (aa)		1,310	1,284
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)		1,695	1,688
Reg. S, 2.00%, 03/22/2028	EUR	1,000	1,229
(United States SOFR + 1.25%), 2.38%, 07/21/2032 (aa)		730	720
2.60%, 02/07/2030		130	132
(United States SOFR + 1.28%), 2.62%, 04/22/2032 (aa)		4,150	4,184
(United States SOFR + 1.26%), 2.65%, 10/21/2032 (aa)		820	826
(United States SOFR + 1.47%), 2.91%, 07/21/2042 (aa)		360	359
Reg. S, 3.13%, 07/25/2029	GBP	800	1,168
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)		2,500	2,624
3.50%, 04/01/2025		47	50
3.80%, 03/15/2030		3,200	3,526
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (aa)		350	401
(ICE LIBOR USD 3 Month + 1.43%), 4.41%, 04/23/2039 (aa)		110	132
5.15%, 05/22/2045		116	151
6.25%, 02/01/2041		50	73
6.75%, 10/01/2037		50	71
6.88%, 01/18/2038	GBP	425	862
Hamburg Commercial Bank AG, (Germany), Reg. S, 0.25%, 04/25/2022	EUR	100	114
Heta Asset Resolution AG, (Austria), Reg. S, 2.38%, 12/13/2022	EUR	800	936
HSBC Bank plc, (United Kingdom), Reg. S, 6.25%, 01/30/2041	GBP	175	357
HSBC Holdings plc, (United Kingdom),
(United States SOFR + 0.58%), 1.16%, 11/22/2024 (aa)		200	200
(United States SOFR + 1.29%), 1.59%, 05/24/2027 (aa)		200	196
(United States SOFR + 1.54%), 1.65%, 04/18/2026 (aa)		1,000	992
(SONIA Interest Rate Benchmark + 1.31%), 1.75%, 07/24/2027 (aa)	GBP	800	1,068
(GBP Swap Rate 1 Year + 0.94%), 2.18%, 06/27/2023 (aa)	GBP	425	579
(GBP Swap Rate 1 Year + 1.65%), 3.00%, 07/22/2028 (aa)	GBP	1,000	1,413
(GBP Swap Rate 1 Year + 1.77%), 3.00%, 05/29/2030 (aa)	GBP	225	320
(ICE LIBOR USD 3 Month + 0.99%), 3.95%, 05/18/2024 (aa)		200	207
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/2030 (aa)		900	977
Reg. S, 7.00%, 04/07/2038	GBP	300	602

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Iccrea Banca SpA, (Italy), Reg. S, 0.01%, 09/23/2028	EUR	100	113
ING Bank NV, (Netherlands),
Reg. S, 0.13%, 12/08/2031	EUR	100	112
Reg. S, 0.75%, 02/18/2029	EUR	100	119
Reg. S, 1.88%, 05/22/2023	EUR	100	117
ING Belgium SA, (Belgium), Reg. S, 0.01%, 02/20/2030	EUR	100	112
ING Groep NV, (Netherlands),
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 0.10%, 09/03/2025 (aa)	EUR	1,500	1,706
Reg. S, (EUR Swap Rate 5 Year + 1.15%), 1.00%, 11/16/2032 (aa)	EUR	1,500	1,692
Reg. S, 1.13%, 02/14/2025	EUR	1,200	1,408
Reg. S, (SONIA Interest Rate Benchmark + 0.91%), 1.13%, 12/07/2028 (aa)	GBP	900	1,170
(United States SOFR + 1.01%), 1.73%, 04/01/2027 (aa)		1,265	1,257
Reg. S, 2.00%, 09/20/2028	EUR	300	373
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.13%, 05/26/2031 (aa)	EUR	300	357
Reg. S, (EUR Swap Rate 5 Year + 2.85%), 3.00%, 04/11/2028 (aa)	EUR	300	354
4.10%, 10/02/2023		200	210
ING-DiBa AG, (Germany), Reg. S, 0.01%, 10/07/2028	EUR	200	227
Intesa Sanpaolo SpA, (Italy),
Reg. S, 0.38%, 09/14/2026	EUR	100	116
Reg. S, 0.63%, 03/23/2023	EUR	100	115
Reg. S, 1.00%, 01/27/2023	EUR	100	116
Reg. S, 1.50%, 04/10/2024	EUR	1,600	1,880
Reg. S, 2.13%, 05/26/2025	EUR	2,275	2,741
Reg. S, 3.38%, 01/24/2025	EUR	100	126
Series XR, 3.25%, 09/23/2024 (e)		2,900	3,020
Investitionsbank Berlin, (Germany), Series 208, 0.05%, 03/02/2035	EUR	100	108
KBC Bank NV, (Belgium), Reg. S, 0.38%, 09/01/2022	EUR	100	115
Kookmin Bank, (South Korea), Reg. S, 0.05%, 07/15/2025	EUR	100	114
Kreditanstalt fuer Wiederaufbau, (Germany),
Reg. S, 0.00%, 06/30/2023	EUR	880	1,011
Reg. S, 0.00%, 02/18/2025	EUR	120	138
Reg. S, 0.00%, 03/31/2027	EUR	500	574
Reg. S, 0.00%, 09/15/2028	EUR	585	670
Reg. S, 0.00%, 06/15/2029	EUR	254	290
Reg. S, 0.00%, 09/17/2030	EUR	150	170
Reg. S, 0.00%, 01/10/2031	EUR	170	192

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	81

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 0.01%, 05/05/2027	EUR	520	598
0.05%, 02/28/2024	EUR	500	576
Reg. S, 0.05%, 09/29/2034	EUR	280	308
0.13%, 06/07/2023	EUR	850	978
0.25%, 09/15/2025	EUR	1,100	1,279
0.38%, 07/18/2025		200	195
Reg. S, 0.38%, 04/23/2030	EUR	360	421
Reg. S, 0.38%, 05/20/2036	EUR	548	624
Reg. S, 0.50%, 09/28/2026	EUR	520	612
0.50%, 09/15/2027	EUR	500	590
Reg. S, 0.88%, 07/04/2039	EUR	40	49
Reg. S, 1.00%, 12/15/2022	GBP	1,650	2,244
Reg. S, 1.13%, 06/15/2037	EUR	340	429
Reg. S, 1.38%, 12/15/2025	GBP	225	308
Reg. S, 1.38%, 07/31/2035	EUR	202	261
2.00%, 05/02/2025		195	201
2.13%, 08/15/2023	EUR	1,100	1,307
2.38%, 12/29/2022		275	280
4.70%, 06/02/2037	CAD	100	100
Reg. S, 4.88%, 03/15/2037	GBP	425	854
6.00%, 12/07/2028	GBP	500	898
Kutxabank SA, (Spain), Reg. S, 1.25%, 09/22/2025	EUR	100	119
La Banque Postale SA, (France),
Reg. S, 0.25%, 07/12/2026	EUR	200	228
Reg. S, 0.75%, 06/23/2031	EUR	100	111
Reg. S, 1.38%, 04/24/2029	EUR	200	239
Reg. S, (EUR Swap Rate 5 Year + 2.25%), 2.75%, 11/19/2027 (aa)	EUR	2,000	2,326
Landesbank Baden-Wuerttemberg, (Germany),
Reg. S, 0.38%, 02/18/2027	EUR	200	228
Reg. S, 0.50%, 08/04/2022	EUR	100	115
Reg. S, 0.88%, 09/15/2025	EUR	100	118
Series 809, Reg. S, 0.38%, 07/29/2026	EUR	100	114
Landesbank Hessen-Thueringen Girozentrale, (Germany),
Reg. S, 0.38%, 06/04/2029	EUR	100	112
Reg. S, 0.63%, 01/12/2027	EUR	200	235
Landwirtschaftliche Rentenbank, (Germany),
Reg. S, 0.00%, 11/27/2029	EUR	270	306
Reg. S, 0.05%, 06/12/2023	EUR	270	310
Reg. S, 0.05%, 12/18/2029	EUR	180	205
Reg. S, 0.25%, 08/29/2025	EUR	300	347
Reg. S, 0.38%, 02/14/2028	EUR	140	163
Reg. S, 0.63%, 02/20/2030	EUR	140	166
Reg. S, 0.63%, 10/31/2036	EUR	75	88
Lansforsakringar Hypotek AB, (Sweden),
Series 515, Reg. S, 2.25%, 09/21/2022	SEK	700	79

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Series 516, Reg. S, 1.25%, 09/20/2023	SEK	1,000	113
Series 517, Reg. S, 1.50%, 09/18/2024	SEK	600	68
Series 518, Reg. S, 1.25%, 09/17/2025	SEK	500	57
Series 519, Reg. S, 1.50%, 09/16/2026	SEK	400	46
Series 520, Reg. S, 1.00%, 09/15/2027	SEK	500	56
Series 521, Reg. S, 0.50%, 09/20/2028	SEK	700	75
Liberbank SA, (Spain), Reg. S, 0.25%, 09/25/2029	EUR	100	113
Lloyds Bank plc, (United Kingdom),
Reg. S, 0.13%, 06/18/2026	EUR	100	114
Reg. S, 0.25%, 03/25/2024	EUR	100	115
Reg. S, 6.00%, 02/08/2029	GBP	100	179
Reg. S, 6.50%, 09/17/2040	GBP	300	679
Reg. S, 7.63%, 04/22/2025	GBP	600	962
Lloyds Banking Group plc, (United Kingdom),
(CMT Index 1 Year + 0.55%), 0.70%, 05/11/2024 (aa)		200	199
(UK Gilts 5 Year + 1.60%), 1.99%, 12/15/2031 (aa)	GBP	4,400	5,857
3.90%, 03/12/2024		2,500	2,641
Mediobanca Banca di Credito Finanziario SpA, (Italy),
Reg. S, 0.75%, 07/15/2027	EUR	425	481
Reg. S, 1.13%, 07/15/2025	EUR	975	1,136
Series 4, Reg. S, 1.38%, 11/10/2025	EUR	100	120
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 0.75%), 1.54%, 07/20/2027 (aa)		2,000	1,965
(CMT Index 1 Year + 0.97%), 2.49%, 10/13/2032 (aa)		220	221
Mizuho Financial Group, Inc., (Japan),
(ICE LIBOR USD 3 Month + 0.83%), 2.23%, 05/25/2026 (aa)		3,000	3,046
(United States SOFR + 1.24%), 2.84%, 07/16/2025 (aa)		200	207
Morgan Stanley,
(ICE LIBOR EUR 3 Month + 0.70%), 0.41%, 10/29/2027 (aa)	EUR	5,625	6,360
(ICE LIBOR EUR 3 Month + 0.75%), 0.64%, 07/26/2024 (aa)	EUR	1,675	1,929
(United States SOFR + 0.62%), 0.73%, 04/05/2024 (aa)		100	100
(United States SOFR + 0.86%), 1.51%, 07/20/2027 (aa)		75	74

SEE NOTES TO FINANCIAL STATEMENTS.

82	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(United States SOFR + 0.88%), 1.59%, 05/04/2027 (aa)		1,085	1,074
(United States SOFR + 1.03%), 1.79%, 02/13/2032 (aa)		215	204
1.88%, 04/27/2027	EUR	1,300	1,587
(United States SOFR + 1.02%), 1.93%, 04/28/2032 (aa)		1,350	1,291
2.63%, 03/09/2027	GBP	725	1,023
(United States SOFR + 1.14%), 2.70%, 01/22/2031 (aa)		4,020	4,117
(United States SOFR + 1.43%), 2.80%, 01/25/2052 (aa)		185	182
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 07/22/2038 (aa)		320	365
4.10%, 05/22/2023		2,700	2,812
4.30%, 01/27/2045		170	210
(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 04/22/2039 (aa)		10	12
4.88%, 11/01/2022		90	93
5.00%, 11/24/2025		140	157
(United States SOFR + 4.84%), 5.60%, 03/24/2051 (aa)		215	322
Muenchener Hypothekenbank eG, (Germany),
Reg. S, 0.01%, 11/02/2040	EUR	50	51
Reg. S, 1.50%, 06/25/2024	EUR	100	119
Reg. S, 2.50%, 07/04/2028	EUR	100	132
National Australia Bank Ltd., (Australia),
Reg. S, 0.01%, 01/06/2029	EUR	100	112
Reg. S, 0.75%, 01/30/2026	EUR	100	117
Reg. S, (UK Gilts 5 Year + 1.40%), 1.70%, 09/15/2031 (aa)	GBP	725	956
National Bank of Canada, (Canada), Reg. S, 0.75%, 03/13/2025	EUR	100	117
Nationale-Nederlanden Bank NV (The) Netherlands, (Netherlands), Reg. S, 0.01%, 07/08/2030	EUR	100	112
Natwest Group plc, (United Kingdom),
Reg. S, (EUR Swap Rate 5 Year + 1.27%), 1.04%, 09/14/2032 (aa)	EUR	875	981
Reg. S, (ICE LIBOR EUR 3 Month + 1.08%), 1.75%, 03/02/2026 (aa)	EUR	1,200	1,423
Reg. S, (ICE LIBOR EUR 3 Month + 1.74%), 2.00%, 03/04/2025 (aa)	EUR	100	118
Reg. S, (UK Gilts 5 Year + 1.75%), 2.11%, 11/28/2031 (aa)	GBP	600	798
(CMT Index 1 Year + 2.15%), 2.36%, 05/22/2024 (aa)		2,000	2,033
(CMT Index 1 Year + 2.55%), 3.07%, 05/22/2028 (aa)		2,000	2,082

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
NIBC Bank NV, (Netherlands),
Reg. S, 0.13%, 04/21/2031	EUR	100	111
Reg. S, 0.63%, 06/01/2026	EUR	100	117
NORD / LB Luxembourg SA Covered Bond Bank, (Luxembourg), Reg. S, 0.01%, 06/10/2027	EUR	100	112
Norddeutsche Landesbank-Girozentrale, (Germany),
Reg. S, 0.01%, 09/23/2026	EUR	100	114
Reg. S, 0.25%, 10/28/2026	EUR	20	23
Nordea Bank Abp, (Finland),
Reg. S, 0.88%, 06/26/2023	EUR	425	491
3.75%, 08/30/2023 (e)		1,900	1,984
Nordea Hypotek AB, (Sweden),
Series 5533, Reg. S, 1.25%, 09/20/2023	SEK	1,700	192
Series 5534, Reg. S, 1.00%, 09/18/2024	SEK	1,500	169
Series 5535, Reg. S, 1.00%, 09/17/2025	SEK	1,800	203
Series 5536, Reg. S, 0.50%, 09/16/2026	SEK	500	55
Nordea Kiinnitysluottopankki OYJ, (Finland),
Reg. S, 0.13%, 06/18/2027	EUR	100	114
Reg. S, 0.63%, 10/19/2022	EUR	200	230
NRW Bank, (Germany),
Reg. S, 0.10%, 07/09/2035	EUR	100	108
Reg. S, 0.25%, 03/10/2025	EUR	120	138
Reg. S, 0.50%, 05/26/2025	EUR	320	372
Reg. S, 0.75%, 06/30/2028	EUR	260	309
1.20%, 03/28/2039	EUR	100	125
1.25%, 05/13/2049	EUR	87	115
Nykredit Realkredit A/S, (Denmark),
Series 01E, Reg. S, 1.00%, 10/01/2053	DKK	41,183	5,930
Series 01EE, Reg. S, 1.50%, 10/01/2053	DKK	33,600	4,964
Series 01EE, Reg. S, 1.50%, 10/01/2053	DKK	23,200	3,467
Series 01E, Reg. S, 2.00%, 10/01/2053	DKK	8,200	1,234
Series 13HH, Reg. S, 1.00%, 07/01/2024	DKK	700	110
Series 13H, Reg. S, 1.00%, 07/01/2026	DKK	300	48
Series 13H, Reg. S, 1.00%, 01/01/2027	DKK	600	96
Series 13H, Reg. S, 1.00%, 01/01/2028	DKK	200	32
Series 13H, Reg. S, 2.00%, 01/01/2025	DKK	100	16
Series 13H, Reg. S, 2.00%, 01/01/2026	DKK	1,000	165
Reg. S, 1.00%, 10/01/2050	DKK	4,600	671

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	83

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Oesterreichische Kontrollbank AG, (Austria),
Reg. S, 0.00%, 10/08/2026	EUR	150	171
Reg. S, 0.25%, 09/26/2024	EUR	300	346
OP Mortgage Bank, (Finland),
Reg. S, 0.25%, 03/13/2024	EUR	100	115
Reg. S, 0.63%, 02/15/2029	EUR	100	118
Reg. S, 1.00%, 11/28/2024	EUR	150	177
Pfandbriefbank schweizerischer Hypothekarinstitute AG, (Switzerland),
Reg. S, 0.00%, 02/26/2030	CHF	700	762
Series 642, Reg. S, 0.00%, 02/14/2022	CHF	175	192
Series 670, Reg. S, 0.00%, 07/29/2024	CHF	100	111
Series 675, Reg. S, 0.00%, 06/15/2027	CHF	50	55
Series 678, Reg. S, 0.00%, 08/26/2049	CHF	125	131
Series 680, Reg. S, 0.00%, 03/30/2026	CHF	50	55
Series 682, Reg. S, 0.00%, 04/06/2027	CHF	50	55
Series 683, Reg. S, 0.00%, 02/25/2028	CHF	200	220
Series 684, Reg. S, 0.00%, 05/10/2045	CHF	50	52
Series 695, Reg. S, 0.00%, 10/26/2029	CHF	100	109
Series 696, Reg. S, 0.13%, 11/19/2032	CHF	100	108
Series 697, Reg. S, 0.00%, 05/20/2041	CHF	100	104
Series 701, Reg. S, 0.13%, 06/20/2031	CHF	50	54
Series 703, Reg. S, 0.38%, 01/24/2042	CHF	50	56
Pfandbriefzentrale der schweizerischen Kantonalbanken AG, (Switzerland),
Series 472, Reg. S, 0.00%, 07/25/2023	CHF	150	166
Series 483, Reg. S, 0.00%, 01/27/2027	CHF	900	992
Series 485, Reg. S, 0.00%, 10/02/2026	CHF	300	331
Series 524, Reg. S, 0.00%, 06/21/2028	CHF	50	55
Series 526, Reg. S, 0.00%, 07/19/2030	CHF	75	81
Series 528, Reg. S, 0.00%, 03/15/2030	CHF	50	54

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Series 531, Reg. S, 0.00%, 02/15/2036	CHF	255	268
Series 536, Reg. S, 0.20%, 06/12/2035	CHF	50	54
Series 538, Reg. S, 0.00%, 07/25/2031	CHF	100	108
Prima Banka Slovensko A/S, (Slovakia), Reg. S, 0.01%, 09/14/2027	EUR	100	113
Raiffeisenlandesbank Niederoesterreich-Wien AG, (Austria), Reg. S, 0.63%, 08/28/2026	EUR	100	117
Raiffeisenlandesbank Oberoesterreich AG, (Austria), Reg. S, 0.88%, 07/12/2028	EUR	100	119
Rheinland-Pfalz Bank, (Germany), SUB, 6.88%, 02/23/2028 (e)		200	255
Royal Bank of Canada, (Canada),
Reg. S, 0.01%, 10/05/2028	EUR	100	113
Reg. S, 0.25%, 01/29/2024	EUR	100	115
Reg. S, 0.25%, 05/02/2024	EUR	700	802
Reg. S, 0.63%, 09/10/2025	EUR	100	117
1.15%, 06/10/2025		100	99
Santander Consumer Bank A/S, (Norway),
Reg. S, 0.13%, 02/25/2025	EUR	2,700	3,065
Reg. S, 0.75%, 03/01/2023	EUR	2,000	2,302
Santander Holdings USA, Inc., 3.45%, 06/02/2025		100	105
Santander UK Group Holdings plc, (United Kingdom),
Reg. S, (EUR Swap Rate 1 Year + 0.80%), 0.60%, 09/13/2029 (aa)	EUR	1,050	1,168
3.57%, 01/10/2023		200	200
Santander UK plc, (United Kingdom),
Reg. S, 1.25%, 09/18/2024	EUR	100	118
Reg. S, 5.75%, 03/02/2026	GBP	100	161
Series 61, Reg. S, 0.25%, 04/21/2022	EUR	100	114
Skandinaviska Enskilda Banken AB, (Sweden),
Reg. S, 0.05%, 07/01/2024	EUR	775	886
Reg. S, 0.25%, 05/19/2023	EUR	325	373
Reg. S, (EUR Swap Rate 5 Year + 1.35%), 1.38%, 10/31/2028 (aa)	EUR	425	494
Series 576, Reg. S, 1.00%, 12/20/2023	SEK	2,000	225
Series 578, Reg. S, 4.25%, 12/01/2023	SEK	500	60
Series 579, Reg. S, 1.00%, 12/18/2024	SEK	2,000	225

SEE NOTES TO FINANCIAL STATEMENTS.

84	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Series 581, Reg. S, 0.50%, 12/16/2026	SEK	2,000	219
Societe Generale SA, (France),
Reg. S, 0.25%, 07/08/2027	EUR	1,500	1,689
Reg. S, 0.75%, 01/25/2027	EUR	3,700	4,241
Reg. S, 1.13%, 01/23/2025	EUR	100	117
Reg. S, (EUR Swap Rate 5 Year + 1.60%), 1.13%, 06/30/2031 (aa)	EUR	3,300	3,746
Reg. S, 1.25%, 12/07/2027	GBP	500	646
(CMT Index 1 Year + 1.00%), 1.79%, 06/09/2027 (e) (aa)		2,595	2,541
2.63%, 01/22/2025 (e)		3,600	3,692
SpareBank 1 Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/22/2027	EUR	100	113
Reg. S, 0.38%, 06/26/2024	EUR	100	116
Reg. S, 1.00%, 01/30/2029	EUR	100	121
SpareBank 1 Oestlandet, (Norway), Reg. S, 0.25%, 09/30/2024	EUR	600	687
SpareBank 1 SR-Bank ASA, (Norway), Reg. S, 0.63%, 03/25/2024	EUR	700	809
SR-Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 03/10/2031	EUR	100	111
Reg. S, 0.75%, 10/17/2025	EUR	100	117
Stadshypotek AB, (Sweden),
Reg. S, 0.13%, 10/05/2026	EUR	130	149
Reg. S, 0.38%, 02/22/2023	EUR	100	115
Series 1587, Reg. S, 1.50%, 06/01/2023	SEK	2,000	226
Series 1588, Reg. S, 1.50%, 03/01/2024	SEK	2,000	228
Series 1589, Reg. S, 1.50%, 12/03/2024	SEK	2,000	229
Series 1590, Reg. S, 1.00%, 09/03/2025	SEK	2,000	225
Series 1594, Reg. S, 2.00%, 09/01/2028	SEK	2,000	236
Standard Chartered plc, (United Kingdom), (CMT Index 1 Year + 1.00%), 1.46%, 01/14/2027 (e) (aa)		3,800	3,680
Sumitomo Mitsui Banking Corp., (Japan),
Reg. S, 0.41%, 11/07/2029	EUR	4,100	4,686
Reg. S, 0.55%, 11/06/2023	EUR	100	116
Sumitomo Mitsui Financial Group, Inc., (Japan),
1.90%, 09/17/2028		200	196
2.70%, 07/16/2024		3,700	3,822
SVB Financial Group,
1.80%, 02/02/2031		675	640
2.10%, 05/15/2028		120	120

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Svenska Handelsbanken AB, (Sweden),
Reg. S, 0.50%, 02/18/2030	EUR	975	1,095
Reg. S, (EUR Swap Rate 5 Year + 0.80%), 1.25%, 03/02/2028 (aa)	EUR	1,675	1,932
Sveriges Sakerstallda Obligationer AB, (Sweden),
Reg. S, 0.01%, 03/14/2030	EUR	100	112
Reg. S, 0.63%, 10/30/2025	EUR	100	117
Series 144, Reg. S, 1.00%, 06/21/2023	SEK	2,000	225
Series 146, Reg. S, 0.50%, 06/11/2025	SEK	2,000	221
Series 147, Reg. S, 2.00%, 06/17/2026	SEK	2,000	234
Swedbank AB, (Sweden),
Reg. S, 0.75%, 05/05/2025	EUR	700	815
Reg. S, 1.00%, 06/01/2022	EUR	425	487
Reg. S, (EUR Swap Rate 5 Year + 1.28%), 1.50%, 09/18/2028 (aa)	EUR	1,900	2,206
Swedbank Hypotek AB, (Sweden),
Reg. S, 0.05%, 05/28/2025	EUR	100	115
Series 192, Reg. S, 1.00%, 03/15/2023	SEK	1,000	112
Series 193, Reg. S, 1.00%, 12/20/2023	SEK	500	56
Series 194, Reg. S, 1.00%, 09/18/2024	SEK	1,100	124
Series 195, Reg. S, 1.00%, 06/18/2025	SEK	1,500	169
Series 196, Reg. S, 1.00%, 03/18/2026	SEK	1,000	112
Tesco Personal Finance Group plc, (United Kingdom), Reg. S, 3.50%, 07/25/2025	GBP	100	140
Toronto-Dominion Bank (The), (Canada),
Reg. S, 0.25%, 03/26/2024	EUR	100	115
Reg. S, 0.38%, 04/27/2023	EUR	100	115
1.25%, 09/10/2026		20	20
Truist Financial Corp.,
1.20%, 08/05/2025		160	159
3.88%, 03/19/2029		1,400	1,543
UBS Group AG, (Switzerland),
Reg. S, (EUR Swap Rate 1 Year + 0.77%), 0.25%, 11/05/2028 (aa)	EUR	1,200	1,341
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 04/17/2025 (aa)	EUR	200	234
Reg. S, 1.75%, 11/16/2022	EUR	1,450	1,682
(CMT Index 1 Year + 1.00%), 2.10%, 02/11/2032 (e) (aa)		1,000	969

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	85

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
UniCredit Bank AG, (Germany),
Reg. S, 0.01%, 09/15/2028	EUR	50	56
Reg. S, 0.01%, 03/10/2031	EUR	125	139
Reg. S, 0.25%, 01/15/2032	EUR	50	57
Reg. S, 0.85%, 05/22/2034	EUR	50	60
Reg. S, 0.88%, 01/11/2029	EUR	100	120
UniCredit Bank Austria AG, (Austria), Reg. S, 0.05%, 09/21/2035	EUR	100	107
UniCredit SpA, (Italy),
Reg. S, 0.38%, 10/31/2026	EUR	100	115
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 1.20%, 01/20/2026 (aa)	EUR	1,175	1,358
(CMT Index 1 Year + 2.30%), 2.57%, 09/22/2026 (e) (aa)		3,000	2,994
6.57%, 01/14/2022 (e)		700	701
United Overseas Bank Ltd., (Singapore), Reg. S, 0.01%, 12/01/2027	EUR	100	113
US Bancorp,
0.85%, 06/07/2024	EUR	700	814
(CMT Index 5 Year + 2.54%), 3.70%, 01/15/2027 (x) (aa)		2,300	2,299
Valiant Bank AG, (Switzerland), Reg. S, 0.00%, 07/31/2029	CHF	50	54
Virgin Money UK plc, (United Kingdom),
Reg. S, (EUR Swap Rate 1 Year + 0.85%), 0.38%, 05/27/2024 (aa)	EUR	225	257
Reg. S, (UK Gilts 1 Year + 2.80%), 4.00%, 09/25/2026 (aa)	GBP	100	143
Reg. S, (UK Gilts 5 Year + 5.25%), 5.13%, 12/11/2030 (aa)	GBP	500	731
Vseobecna Uverova Banka A/S, (Slovakia), Reg. S, 0.25%, 03/26/2024	EUR	100	115
Wells Fargo & Co.,
Reg. S, (ICE LIBOR EUR 3 Month + 1.85%), 1.74%, 05/04/2030 (aa)	EUR	1,200	1,443
Reg. S, 2.13%, 09/24/2031	GBP	500	673
(United States SOFR + 1.09%), 2.41%, 10/30/2025 (aa)		400	410
(United States SOFR + 2.53%), 3.07%, 04/30/2041 (aa)		1,975	2,031
(ICE LIBOR USD 3 Month + 1.17%), 3.20%, 06/17/2027 (aa)		1,590	1,677
3.75%, 01/24/2024		265	279
4.75%, 12/07/2046		95	119
Reg. S, 4.88%, 11/29/2035	GBP	500	851
(United States SOFR + 4.50%), 5.01%, 04/04/2051 (aa)		70	96

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Westpac Banking Corp., (Australia),
Reg. S, 0.01%, 09/22/2028	EUR	100	112
Reg. S, 0.38%, 04/02/2026	EUR	100	116
Westpac Securities NZ Ltd., (New Zealand), Reg. S, 0.25%, 04/06/2022	EUR	100	114
Wirtschafts- und Infrastrukturbank Hessen, (Germany), 0.88%, 06/14/2028	EUR	100	119
Zuercher Kantonalbank, (Switzerland), Series 150, Reg. S, 0.10%, 03/31/2031	CHF	240	261

			389,365

Diversified Financial Services — 0.5%
Aareal Bank AG, (Germany),
Series 225, Reg. S, 0.13%, 02/01/2023	EUR	100	115
Series 236, Reg. S, 0.01%, 02/01/2028	EUR	100	113
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 4.50%, 09/15/2023		150	157
Affiliated Managers Group, Inc., 3.30%, 06/15/2030		59	62
Affordable Housing Finance plc, (United Kingdom), Reg. S, 2.89%, 08/11/2043	GBP	100	171
Air Lease Corp.,
2.63%, 07/01/2022		95	96
3.50%, 01/15/2022		20	20
Ally Financial, Inc.,
1.45%, 10/02/2023		40	40
3.05%, 06/05/2023		40	41
Arkea Home Loans SFH SA, (France), Reg. S, 0.38%, 03/04/2024	EUR	100	115
Artesian Finance II plc, (United Kingdom), 6.00%, 09/30/2033	GBP	50	96
AXA Bank Europe SCF, (France),
Reg. S, 0.01%, 01/22/2027	EUR	100	114
Reg. S, 0.50%, 04/18/2025	EUR	100	116
AXA Home Loan SFH SA, (France), Reg. S, 0.13%, 06/25/2035	EUR	100	109
AYT Cedulas Cajas Global FTA, (Spain), Series 3, 3.75%, 12/14/2022	EUR	100	118
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, (Spain), Series X, 3.75%, 06/30/2025	EUR	100	128
Blackstone Private Credit Fund, 3.25%, 03/15/2027 (e)		80	81
BPCE SFH SA, (France),
Reg. S, 0.01%, 10/16/2028	EUR	100	113
Reg. S, 0.01%, 05/27/2030	EUR	100	112
Reg. S, 0.01%, 01/29/2036	EUR	100	106

SEE NOTES TO FINANCIAL STATEMENTS.

86	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
Reg. S, 0.13%, 12/03/2030	EUR	100	113
Reg. S, 0.63%, 09/22/2027	EUR	100	118
Reg. S, 0.75%, 09/02/2025	EUR	100	117
Reg. S, 2.38%, 11/29/2023	EUR	200	239
Brookfield Finance I UK plc, (United Kingdom), 2.34%, 01/30/2032		40	39
Brookfield Finance, Inc., (Canada),
3.50%, 03/30/2051		85	90
4.00%, 04/01/2024		40	42
Caisse de Refinancement de l’Habitat SA, (France),
Reg. S, 0.01%, 10/08/2029	EUR	100	112
Reg. S, 0.13%, 04/30/2027	EUR	100	115
Reg. S, 2.38%, 03/05/2024	CHF	50	58
3.30%, 09/23/2022	EUR	100	117
3.90%, 10/20/2023	EUR	100	123
Capital One Financial Corp.,
0.80%, 06/12/2024	EUR	425	492
1.65%, 06/12/2029	EUR	1,078	1,284
(United States SOFR + 1.34%), 2.36%, 07/29/2032 (aa)		120	114
Cedulas TDA 6 Fondo de Titulizacion de Activos, (Spain), Series A6, 3.88%, 05/23/2025	EUR	100	129
Charles Schwab Corp. (The), 1.15%, 05/13/2026		105	104
CI Financial Corp., (Canada), 4.10%, 06/15/2051		10	11
Clifford Capital Pte Ltd., (Singapore), Reg. S, 3.11%, 08/18/2032		200	203
Credit Agricole Home Loan SFH SA, (France),
Reg. S, 0.01%, 04/12/2028	EUR	200	227
Reg. S, 0.13%, 12/16/2024	EUR	100	115
Reg. S, 0.38%, 09/30/2024	EUR	100	116
Reg. S, 0.50%, 02/19/2026	EUR	100	116
Reg. S, 0.88%, 08/11/2028	EUR	200	239
Reg. S, 0.88%, 05/06/2034	EUR	100	120
Credit Agricole Public Sector SCF SA, (France), Reg. S, 0.88%, 08/02/2027	EUR	100	119
Credit Mutuel Home Loan SFH SA, (France),
Reg. S, 0.01%, 07/20/2028	EUR	100	113
Reg. S, 1.00%, 01/30/2029	EUR	100	121
Reg. S, 4.13%, 01/19/2024	EUR	100	124
Credit Suisse Schweiz AG, (Switzerland), Reg. S, 0.00%, 10/31/2030	CHF	25	27
Danmarks Skibskredit A/S, (Denmark),
Reg. S, 0.13%, 03/20/2025	EUR	100	114
Reg. S, 0.25%, 06/21/2028	EUR	100	112

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Diversified Financial Services — continued
DLR Kredit A/S, (Denmark), Series B, Reg. S, 1.00%, 10/01/2022	DKK	300	46
FCA Bank SpA, (Italy),
Reg. S, 0.00%, 04/16/2024	EUR	750	851
Reg. S, 0.25%, 02/28/2023	EUR	3,000	3,428
Harbour Funding plc, (United Kingdom), Reg. S, 5.28%, 03/31/2034	GBP	25	45
Hypo Tirol Bank AG, (Austria), Reg. S, 0.01%, 03/11/2031	EUR	100	111
Intercontinental Exchange, Inc.,
3.75%, 12/01/2025		25	27
4.25%, 09/21/2048		50	61
Jefferies Group LLC, 2.75%, 10/15/2032		1,420	1,406
Jefferies Group LLC / Jefferies Group Capital Finance, Inc., 2.63%, 10/15/2031		1,250	1,231
Jyske Realkredit A/S, (Denmark),
Series 32lE, Reg. S, 1.00%, 04/01/2023	DKK	200	31
Series 32IE, Reg. S, 1.00%, 04/01/2025	DKK	400	64
Reg. S, 0.01%, 10/01/2027	EUR	100	113
Reg. S, 1.00%, 10/01/2024	DKK	100	16
Reg. S, 2.00%, 10/01/2053	DKK	500	75
Reg. S, 1.50%, 10/01/2053	DKK	3,800	563
La Banque Postale Home Loan SFH SA, (France),
Reg. S, 0.50%, 01/30/2026	EUR	100	117
Reg. S, 2.38%, 01/15/2024	EUR	100	120
London Stock Exchange Group plc, (United Kingdom), Reg. S, 1.75%, 12/06/2027	EUR	800	977
Mastercard, Inc.,
2.10%, 12/01/2027	EUR	1,025	1,288
3.85%, 03/26/2050		40	48
Nasdaq, Inc.,
0.88%, 02/13/2030	EUR	2,950	3,362
0.90%, 07/30/2033	EUR	500	554
4.25%, 06/01/2024		60	64
Navient Solutions LLC, Zero Coupon, 10/03/2022		1,711	1,681
Nomura Holdings, Inc., (Japan),
1.85%, 07/16/2025		200	200
2.61%, 07/14/2031		1,255	1,240
2.65%, 01/16/2025		2,000	2,057
Nordea Kredit Realkreditaktieselskab, (Denmark),
Reg. S, 1.00%, 10/01/2024 (e)	DKK	500	79
Reg. S, 1.00%, 04/01/2026 (e)	DKK	500	79
Reg. S, 1.50%, 10/01/2053	DKK	3,600	532
Reg. S, 2.00%, 10/01/2053	DKK	500	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	87

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
Series CC2, Reg. S, 1.00%, 10/01/2050	DKK	600	88
Series CC2, Reg. S, 1.00%, 04/01/2025 (e)	DKK	200	32
Series CT2, Reg. S, 1.00%, 10/01/2022 (e)	DKK	600	90
Series CT2, Reg. S, 1.00%, 10/01/2022	DKK	400	62
Private Export Funding Corp.,
0.55%, 07/30/2024 (e)		300	296
Series PP, 1.40%, 07/15/2028		775	765
Programa Cedulas TDA Fondo de Titulizacion de Activos, (Spain), Series A6, 4.25%, 04/10/2031	EUR	100	155
Prs Finance plc, (United Kingdom),
Reg. S, 1.75%, 11/24/2026	GBP	189	263
Reg. S, 2.00%, 01/23/2029	GBP	700	995
Realkredit Danmark A/S, (Denmark),
Series 10f, Reg. S, 1.00%, 01/01/2025 (e)	DKK	700	111
Series 10F, Reg. S, 1.00%, 01/01/2026 (e)	DKK	1,000	159
Series 22S, Reg. S, 0.00%, 10/01/2040	DKK	47	6
Series 23S, Reg. S, 1.50%, 10/01/2053	DKK	2,600	389
Series 27S, Reg. S, 1.50%, 10/01/2053	DKK	3,100	457
Series 28S, Reg. S, 2.00%, 10/01/2053	DKK	3,400	512
Societe Generale SFH SA, (France),
Reg. S, 0.01%, 10/29/2029	EUR	100	113
Reg. S, 0.50%, 01/20/2023	EUR	100	115
Reg. S, 0.50%, 06/02/2025	EUR	100	116
Reg. S, 0.50%, 01/28/2026	EUR	100	116
THFC Funding No. 1 plc, (United Kingdom), Reg. S, 5.13%, 12/21/2035	GBP	50	92
Visa, Inc., 2.70%, 04/15/2040		190	195
Wellcome Trust Finance plc, (United Kingdom), Reg. S, 4.63%, 07/25/2036	GBP	225	426
Western Union Co. (The), 1.35%, 03/15/2026		1,900	1,863

			35,263

Insurance — 0.7%
Aflac, Inc., 4.75%, 01/15/2049		60	80
Alleghany Corp., 3.25%, 08/15/2051		105	104
Allianz SE, (Germany), Reg. S, (ICE EURIBOR Swap Rate 10 Year + 3.20%), 3.38%, 09/18/2024 (x) (aa)	EUR	2,400	2,933

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Insurance — continued
American International Group, Inc., 3.40%, 06/30/2030		3,880	4,200
Aon Corp., 2.80%, 05/15/2030		50	52
Aon plc, (Ireland), 4.60%, 06/14/2044		10	12
Aquarius & Investments plc for Zurich Insurance Co. Ltd., (Ireland), Reg. S, (ICE LIBOR EUR 3 Month + 3.45%), 4.25%, 10/02/2043 (aa)	EUR	100	122
Arthur J Gallagher & Co., 3.05%, 03/09/2052		45	44
Assicurazioni Generali SpA, (Italy),
Reg. S, 3.88%, 01/29/2029	EUR	500	658
Reg. S, 4.13%, 05/04/2026	EUR	100	130
Athene Global Funding, 2.50%, 01/14/2025 (e)		20	21
Athene Holding Ltd., (Bermuda),
3.45%, 05/15/2052		40	40
3.95%, 05/25/2051		90	98
Aviva plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 4.70%), 4.00%, 06/03/2055 (aa)	GBP	425	620
Reg. S, (UK Gilts 5 Year + 2.85%), 6.13%, 11/14/2036 (aa)	GBP	230	363
AXA SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 2.40%), 1.38%, 10/07/2041 (aa)	EUR	625	694
Reg. S, (SONIA Interest Rate Benchmark + 2.87%), 6.69%, 07/06/2026 (x) (aa)	GBP	375	605
Berkshire Hathaway Finance Corp., 2.38%, 06/19/2039	GBP	425	598
Berkshire Hathaway, Inc., 0.00%, 03/12/2025	EUR	1,000	1,136
BNP Paribas Cardif SA, (France), Reg. S, 1.00%, 11/29/2024	EUR	1,000	1,160
Brown & Brown, Inc., 4.20%, 09/15/2024		65	69
Chubb INA Holdings, Inc., 1.55%, 03/15/2028	EUR	2,000	2,409
CNA Financial Corp., 2.05%, 08/15/2030		2,500	2,423
Credit Agricole Assurances SA, (France),
Reg. S, 2.00%, 07/17/2030	EUR	1,200	1,411
Reg. S, (EUR Swap Rate 5 Year + 4.35%), 4.50%, 10/14/2025 (x) (aa)	EUR	100	128
Enstar Group Ltd., (Bermuda),
3.10%, 09/01/2031		60	59
4.95%, 06/01/2029		90	100
Everest Reinsurance Holdings, Inc., 3.50%, 10/15/2050		745	784

SEE NOTES TO FINANCIAL STATEMENTS.

88	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Insurance — continued
Fairfax Financial Holdings Ltd., (Canada), 3.38%, 03/03/2031		2,000	2,061
First American Financial Corp., 2.40%, 08/15/2031		220	215
Jackson Financial, Inc., 4.00%, 11/23/2051 (e)		40	40
Legal & General Finance plc, (United Kingdom), Reg. S, 5.88%, 04/05/2033	GBP	225	424
Legal & General Group plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 5.25%), 4.50%, 11/01/2050 (aa)	GBP	425	633
Reg. S, (UK Gilts 5 Year + 4.65%), 5.13%, 11/14/2048 (aa)	GBP	300	463
Liberty Mutual Finance Europe DAC, (Ireland), Reg. S, 1.75%, 03/27/2024	EUR	2,000	2,356
Liberty Mutual Group, Inc., 3.95%, 10/15/2050 (e)		830	922
Loews Corp., 3.20%, 05/15/2030		10	11
M&G plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.16%), 5.56%, 07/20/2055 (aa)	GBP	425	667
Markel Corp.,
3.45%, 05/07/2052		1,000	1,035
3.50%, 11/01/2027		5	5
Marsh & McLennan Cos., Inc.,
1.98%, 03/21/2030	EUR	3,150	3,914
4.20%, 03/01/2048		190	231
4.75%, 03/15/2039		179	224
4.90%, 03/15/2049		105	141
MetLife, Inc., 4.05%, 03/01/2045		75	89
Metropolitan Life Global Funding I,
Reg. S, 0.38%, 04/09/2024	EUR	1,125	1,294
Reg. S, 0.55%, 06/16/2027	EUR	775	894
Reg. S, 1.63%, 09/21/2029	GBP	1,125	1,525
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, (France),
Reg. S, 0.63%, 06/21/2027	EUR	1,000	1,115
Reg. S, (ICE LIBOR EUR 3 Month + 3.45%), 2.13%, 06/21/2052 (aa)	EUR	1,000	1,140
NN Group NV, (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 4.00%), 4.50%, 01/15/2026 (x) (aa)	EUR	1,350	1,731
Old Republic International Corp., 3.85%, 06/11/2051		105	113
Pension Insurance Corp. plc, (United Kingdom), Reg. S, 5.63%, 09/20/2030	GBP	1,121	1,800

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Insurance — continued
Phoenix Group Holdings plc, (United Kingdom),
Reg. S, 5.63%, 04/28/2031	GBP	1,400	2,232
Reg. S, 6.63%, 12/18/2025	GBP	425	666
Principal Financial Group, Inc., 3.10%, 11/15/2026		1,400	1,472
Progressive Corp. (The), 4.13%, 04/15/2047		50	61
Sampo OYJ, (Finland),
Reg. S, (ICE LIBOR EUR 3 Month + 3.60%), 2.50%, 09/03/2052 (aa)	EUR	525	624
Reg. S, (ICE LIBOR EUR 3 Month + 4.05%), 3.38%, 05/23/2049 (aa)	EUR	675	861
Storebrand Livsforsikring A/S, (Norway), Reg. S, (ICE LIBOR EUR 6 Month + 2.95%), 1.88%, 09/30/2051 (aa)	EUR	600	659
Unum Group,
4.00%, 06/15/2029		1,700	1,878
4.13%, 06/15/2051		900	917
W R Berkley Corp.,
3.55%, 03/30/2052		20	22
4.00%, 05/12/2050		700	804
Willis North America, Inc.,
2.95%, 09/15/2029		50	51
3.60%, 05/15/2024		100	105
XLIT Ltd., (Cayman Islands), (ICE LIBOR EUR 3 Month + 2.90%), 3.25%, 06/29/2047 (aa)	EUR	1,300	1,624

			56,072

Investment Companies — 0.1%
Ares Capital Corp.,
2.15%, 07/15/2026		230	227
3.25%, 07/15/2025		90	93
3.50%, 02/10/2023		92	94
3.88%, 01/15/2026		187	197
4.25%, 03/01/2025		165	175
Bain Capital Specialty Finance, Inc., 2.95%, 03/10/2026		140	140
Barings BDC, Inc., 3.30%, 11/23/2026 (e)		50	49
EXOR NV, (Netherlands),
Reg. S, 0.88%, 01/19/2031	EUR	450	501
Reg. S, 1.75%, 01/18/2028	EUR	500	605
Reg. S, 2.13%, 12/02/2022	EUR	225	260
FS KKR Capital Corp.,
2.63%, 01/15/2027		225	222
3.40%, 01/15/2026		240	244
4.63%, 07/15/2024		100	105
Goldman Sachs BDC, Inc., 2.88%, 01/15/2026		345	353

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	89

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Investment Companies — continued
Investor AB, (Sweden),
Reg. S, 0.38%, 10/29/2035	EUR	425	449
Reg. S, 1.50%, 09/12/2030	EUR	700	861
Main Street Capital Corp., 3.00%, 07/14/2026		155	156
Prospect Capital Corp.,
3.36%, 11/15/2026		75	75
3.44%, 10/15/2028		80	77
Wendel SE, (France), Reg. S, 1.00%, 06/01/2031	EUR	2,300	2,614

			7,497

Private Equity — 0.1%
3i Group plc, (United Kingdom), Reg. S, 5.75%, 12/03/2032	GBP	350	624
Blackstone Property Partners Europe Holdings Sarl, (Luxembourg),
Reg. S, 0.50%, 09/12/2023	EUR	2,200	2,517
Reg. S, 2.00%, 02/15/2024	EUR	500	588
Reg. S, 2.63%, 10/20/2028	GBP	575	782
Hercules Capital, Inc., 2.63%, 09/16/2026		120	119

			4,630

Real Estate — 0.4%
Annington Funding plc, (United Kingdom), Reg. S, 1.65%, 07/12/2024	EUR	2,000	2,355
Broadgate Financing plc, (United Kingdom), Series A4, Reg. S, 4.82%, 07/05/2033	GBP	50	87
CBRE Services, Inc., 2.50%, 04/01/2031		425	425
Citycon Treasury BV, (Netherlands), Reg. S, 2.50%, 10/01/2024	EUR	1,575	1,887
Clarion Funding plc, (United Kingdom), Reg. S, 2.63%, 01/18/2029	GBP	100	144
CTP NV, (Netherlands),
Reg. S, 0.63%, 11/27/2023	EUR	750	863
Reg. S, 0.63%, 09/27/2026	EUR	1,800	2,024
Reg. S, 1.25%, 06/21/2029	EUR	300	334
Reg. S, 1.50%, 09/27/2031	EUR	800	880
Fastighets AB Balder, (Sweden), Reg. S, 1.88%, 01/23/2026	EUR	1,000	1,189
Heimstaden Bostad AB, (Sweden), Reg. S, 1.13%, 01/21/2026	EUR	1,200	1,392
Logicor 2019-1 UK plc, (United Kingdom), Reg. S, 1.88%, 11/17/2026	GBP	425	585
Logicor Financing Sarl, (Luxembourg),
Reg. S, 0.75%, 07/15/2024	EUR	1,500	1,727
Reg. S, 1.50%, 07/13/2026	EUR	1,200	1,412

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Real Estate — continued
London & Quadrant Housing Trust, (United Kingdom),
Reg. S, 2.00%, 10/20/2038	GBP	425	571
Reg. S, 2.63%, 02/28/2028	GBP	625	895
Reg. S, 2.75%, 07/20/2057	GBP	225	349
Meadowhall Finance plc, (United Kingdom), Series A1, Reg. S, 4.99%, 01/12/2032	GBP	31	47
Notting Hill Genesis, (United Kingdom), Reg. S, 2.00%, 06/03/2036	GBP	300	403
Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada),
2.50%, 10/15/2031 (e)		580	578
4.13%, 02/01/2029 (e)		2,100	2,335
Orbit Capital plc, (United Kingdom), Reg. S, 3.38%, 06/14/2048	GBP	425	699
Sagax Euro Mtn NL BV, (Netherlands), Reg. S, 1.00%, 05/17/2029	EUR	3,300	3,649
Samhallsbyggnadsbolaget i Norden AB, (Sweden),
Reg. S, 1.00%, 08/12/2027	EUR	1,575	1,772
Reg. S, 1.75%, 01/14/2025	EUR	850	999
Sirius Real Estate Ltd., (Guernsey), Reg. S, 1.75%, 11/24/2028	EUR	1,600	1,805
Telereal Securitisation plc, (United Kingdom), Series B4, 6.16%, 12/10/2031	GBP	44	71
Tesco Property Finance 1 plc, (United Kingdom), Reg. S, 7.62%, 07/13/2039	GBP	83	160
Tesco Property Finance 3 plc, (United Kingdom), Reg. S, 5.74%, 04/13/2040	GBP	47	82
Trafford Centre Finance Ltd. (The), (Cayman Islands), Series A2, Reg. S, 6.50%, 07/28/2033	GBP	36	59
VIA Outlets BV, (Netherlands), Reg. S, 1.75%, 11/15/2028	EUR	1,600	1,817
Vonovia Finance BV, (Netherlands),
Reg. S, 0.63%, 07/09/2026	EUR	300	344
Reg. S, 0.88%, 07/03/2023	EUR	100	115
Reg. S, 1.00%, 01/28/2041	EUR	1,100	1,104
Reg. S, 1.63%, 04/07/2024	EUR	500	588

			33,746

REITS — 0.7%
Aedifica SA, (Belgium), Reg. S, 0.75%, 09/09/2031	EUR	600	652
Alexandria Real Estate Equities, Inc., 1.88%, 02/01/2033		40	38
Altarea SCA, (France), Reg. S, 1.75%, 01/16/2030	EUR	200	223

SEE NOTES TO FINANCIAL STATEMENTS.

90	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
REITS — continued
American Campus Communities Operating Partnership LP, 3.30%, 07/15/2026		20	21
American Homes 4 Rent LP, 3.38%, 07/15/2051		15	15
American Tower Corp.,
0.88%, 05/21/2029	EUR	1,500	1,687
1.00%, 01/15/2032	EUR	3,000	3,313
1.30%, 09/15/2025		60	59
1.38%, 04/04/2025	EUR	1,050	1,235
2.70%, 04/15/2031		50	50
3.38%, 05/15/2024		25	26
Brixmor Operating Partnership LP,
2.50%, 08/16/2031		20	20
4.05%, 07/01/2030		1,175	1,283
4.13%, 06/15/2026		2,300	2,493
4.13%, 05/15/2029		875	970
Camden Property Trust, 3.35%, 11/01/2049		10	11
Crown Castle International Corp.,
1.35%, 07/15/2025		200	197
2.50%, 07/15/2031		30	30
2.90%, 04/01/2041		50	49
CubeSmart LP,
2.25%, 12/15/2028		65	65
2.50%, 02/15/2032		150	150
Digital Realty Trust LP, 4.75%, 10/01/2025		50	55
Digital Stout Holding LLC, Reg. S, 3.75%, 10/17/2030	GBP	1,050	1,588
EPR Properties, 3.60%, 11/15/2031		150	149
Equinix, Inc.,
1.00%, 03/15/2033	EUR	1,000	1,093
2.63%, 11/18/2024		120	123
ERP Operating LP, 2.85%, 11/01/2026		50	53
Extra Space Storage LP, 2.35%, 03/15/2032		125	122
GLP Capital LP / GLP Financing II, Inc.,
3.25%, 01/15/2032		780	784
3.35%, 09/01/2024		20	21
4.00%, 01/15/2030		5	6
4.00%, 01/15/2031		284	303
5.30%, 01/15/2029		135	153
5.38%, 11/01/2023		30	32
5.75%, 06/01/2028		60	69
Hammerson plc, (United Kingdom), Reg. S, 7.25%, 04/21/2028	GBP	400	651
Healthpeak Properties, Inc., 3.00%, 01/15/2030		1,400	1,471
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/2031		445	430
Invitation Homes Operating Partnership LP, 2.00%, 08/15/2031		50	47

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

REITS — continued
Kimco Realty Corp., 2.70%, 10/01/2030		1,900	1,930
Life Storage LP,
3.50%, 07/01/2026		205	219
3.88%, 12/15/2027		50	55
MPT Operating Partnership LP / MPT Finance Corp., 0.99%, 10/15/2026	EUR	1,650	1,864
Office Properties Income Trust,
2.65%, 06/15/2026		15	15
3.45%, 10/15/2031		212	205
Omega Healthcare Investors, Inc., 4.50%, 04/01/2027		16	17
Prologis Euro Finance LLC, 0.25%, 09/10/2027	EUR	1,425	1,605
Prologis LP,
2.13%, 10/15/2050		20	17
2.25%, 06/30/2029	GBP	600	851
3.25%, 10/01/2026		50	53
Public Storage,
0.88%, 02/15/2026		50	49
2.25%, 11/09/2031		130	131
2.30%, 05/01/2031		230	232
3.09%, 09/15/2027		110	118
3.39%, 05/01/2029		145	158
Rayonier LP, 2.75%, 05/17/2031		145	145
Realty Income Corp.,
1.63%, 12/15/2030	GBP	100	132
1.75%, 07/13/2033	GBP	1,100	1,442
2.85%, 12/15/2032		800	831
3.00%, 01/15/2027		2,000	2,111
3.10%, 12/15/2029		800	850
3.88%, 04/15/2025		100	108
Segro Capital Sarl, (Luxembourg), Reg. S, 0.50%, 09/22/2031	EUR	1,700	1,863
Simon International Finance SCA, (Luxembourg),
Reg. S, 1.13%, 03/19/2033	EUR	1,000	1,118
Reg. S, 1.25%, 05/13/2025	EUR	425	498
Simon Property Group LP,
1.38%, 01/15/2027		70	69
2.25%, 01/15/2032		2,170	2,121
3.50%, 09/01/2025		80	85
Sun Communities Operating LP, 2.30%, 11/01/2028		100	100
UDR, Inc., 3.00%, 08/15/2031		140	146
Unibail-Rodamco-Westfield SE, (France), Reg. S, 1.38%, 12/04/2031	EUR	800	932
Ventas Realty LP, 4.13%, 01/15/2026		2,300	2,504
Welltower, Inc.,
2.75%, 01/15/2031		50	51
3.10%, 01/15/2030		2,400	2,517
4.50%, 01/15/2024		3,500	3,704

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	91

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
REITS — continued
4.50%, 12/01/2034	GBP	300	495
4.80%, 11/20/2028	GBP	850	1,345
Weyerhaeuser Co.,
4.00%, 11/15/2029		35	39
4.00%, 04/15/2030		1,500	1,674
WP Carey, Inc., 2.25%, 04/01/2033		1,000	949
WPC Eurobond BV, (Netherlands),
0.95%, 06/01/2030	EUR	1,800	1,983
1.35%, 04/15/2028	EUR	425	490

			55,558

Savings & Loans — 0.0% (g)
Coventry Building Society, (United Kingdom), Reg. S, 0.01%, 07/07/2028	EUR	100	112
Nationwide Building Society, (United Kingdom),
Reg. S, 0.63%, 03/25/2027	EUR	100	117
Reg. S, 5.63%, 01/28/2026	GBP	100	160
Yorkshire Building Society, (United Kingdom), Reg. S, 0.01%, 10/13/2027	EUR	100	113

			502

Total Financial			582,633

Government — 2.0%
Multi-National — 1.0%
African Development Bank, (Supranational),
0.25%, 11/21/2024	EUR	925	1,067
0.88%, 05/24/2028	EUR	200	240
1.63%, 09/16/2022		65	65
Asian Development Bank, (Supranational),
Reg. S, 0.03%, 01/31/2030	EUR	1,850	2,082
1.63%, 01/24/2023		330	334
1.75%, 09/13/2022		270	273
2.63%, 01/30/2024		258	268
Council Of Europe Development Bank, (Supranational),
Reg. S, 0.00%, 04/09/2027	EUR	2,000	2,287
Reg. S, 0.38%, 10/27/2022	EUR	725	832
Reg. S, 0.38%, 03/27/2025	EUR	175	203
Reg. S, 0.63%, 01/30/2029	EUR	800	949
Reg. S, 0.75%, 06/09/2025	EUR	50	59
Erste Abwicklungsanstalt, (Germany), Reg. S, 0.01%, 11/03/2023	EUR	1,000	1,146
EUROFIMA, (Supranational),
Reg. S, 0.25%, 04/25/2023	EUR	825	947
4.55%, 03/30/2027	CAD	400	357
5.50%, 06/07/2032	GBP	300	559
European Bank for Reconstruction & Development, (Supranational),
0.25%, 07/10/2023		95	94

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Multi-National — continued
6.45%, 12/13/2022	IDR	10,000,000	715
European Investment Bank, (Supranational),
0.00%, 10/16/2023	EUR	3,200	3,677
0.00%, 03/15/2024	EUR	300	345
0.00%, 03/25/2025	EUR	10,200	11,734
Reg. S, 0.00%, 03/13/2026	EUR	700	805
Reg. S, 0.00%, 06/17/2027	EUR	1,500	1,723
Zero Coupon, 05/28/2037 (e)	CAD	150	79
Reg. S, 0.01%, 11/15/2035	EUR	200	216
Reg. S, 0.05%, 05/24/2024	EUR	2,000	2,304
0.05%, 01/16/2030	EUR	1,500	1,710
Reg. S, 0.13%, 12/14/2026	GBP	975	1,258
Reg. S, 0.25%, 06/15/2040	EUR	50	54
Reg. S, 0.38%, 04/14/2026	EUR	3,000	3,506
0.63%, 07/25/2025		100	98
Reg. S, 0.88%, 12/15/2023	GBP	1,375	1,861
0.88%, 09/13/2047	EUR	100	122
Reg. S, 1.00%, 04/14/2032	EUR	1,675	2,067
Reg. S, 1.00%, 11/14/2042	EUR	2,475	3,101
Reg. S, 1.13%, 09/15/2036	EUR	2,050	2,564
Reg. S, 1.38%, 03/07/2025	GBP	100	137
1.50%, 10/16/2048	EUR	445	625
1.63%, 03/14/2025		200	203
Reg. S, 2.25%, 10/14/2022	EUR	4,100	4,773
Reg. S, 2.50%, 10/31/2022	GBP	1,000	1,376
2.50%, 03/15/2023		180	184
2.75%, 09/13/2030	EUR	130	182
Reg. S, 3.00%, 09/28/2022	EUR	4,600	5,378
3.13%, 12/14/2023		250	261
3.25%, 01/29/2024		315	331
Reg. S, 3.63%, 03/14/2042	EUR	25	45
Reg. S, 4.50%, 03/07/2044	GBP	1,100	2,373
Reg. S, 6.27%, 08/28/2024	IDR	10,000,000	720
Series 1981, 2.63%, 03/15/2035	EUR	40	59
Series DIP, Reg. S, 4.63%, 10/12/2054	GBP	555	1,391
FMS Wertmanagement, (Germany), Reg. S, 1.13%, 03/20/2023	GBP	1,200	1,631
Inter-American Development Bank, (Supranational),
1.25%, 12/15/2023	GBP	1,650	2,248
2.13%, 01/15/2025		290	300
2.50%, 01/18/2023		230	235
2.63%, 01/16/2024		130	135
3.00%, 02/21/2024		200	209
7.88%, 03/14/2023	IDR	10,000,000	727
International Development Association, (Supranational), Reg. S, 0.00%, 10/19/2026	EUR	500	569

SEE NOTES TO FINANCIAL STATEMENTS.

92	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Multi-National — continued
International Finance Corp., (Supranational), 2.88%, 07/31/2023		80	83
North American Development Bank, (Supranational),
Reg. S, 0.20%, 11/28/2028	CHF	200	220
2.40%, 10/26/2022		303	308

			74,404

Municipal — 0.0% (g)
Transport for London, (United Kingdom),
Reg. S, 4.00%, 09/12/2033	GBP	500	813
5.00%, 03/31/2035	GBP	300	518

			1,331

Regional (State/Province) — 0.0% (g)
KAF Kaerntner Ausgleichszahlungs-Fonds, (Austria), Reg. S, Zero Coupon, 01/14/2032	EUR	560	606
UK Municipal Bonds Agency Finance Co. Designated Activity Co., (Ireland), Reg. S, 1.63%, 08/26/2060	GBP	100	131

			737

Sovereign — 1.0%
European Financial Stability Facility, (Luxembourg),
Reg. S, 0.00%, 10/13/2027	EUR	1,325	1,520
Reg. S, 0.00%, 01/20/2031	EUR	5,000	5,639
Reg. S, 0.05%, 01/18/2052	EUR	500	484
Reg. S, 0.13%, 10/17/2023	EUR	3,500	4,031
Reg. S, 0.40%, 02/17/2025	EUR	1,000	1,166
Reg. S, 0.50%, 01/20/2023	EUR	3,425	3,946
Reg. S, 0.50%, 07/11/2025	EUR	1,000	1,171
Reg. S, 0.63%, 10/16/2026	EUR	100	118
Reg. S, 0.70%, 01/20/2050	EUR	1,300	1,520
Reg. S, 0.88%, 04/10/2035	EUR	1,500	1,817
Reg. S, 1.20%, 02/17/2045	EUR	1,225	1,582
Reg. S, 1.45%, 09/05/2040	EUR	170	225
Reg. S, 1.75%, 07/17/2053	EUR	1,050	1,571
Reg. S, 2.25%, 09/05/2022	EUR	3,700	4,295
Reg. S, 2.75%, 12/03/2029	EUR	520	720
European Stability Mechanism, (Supranational),
Reg. S, 0.00%, 10/18/2022	EUR	2,000	2,289
Reg. S, 0.00%, 02/10/2023	EUR	100	115
Reg. S, 0.01%, 03/04/2030	EUR	1,000	1,133
Reg. S, 0.10%, 07/31/2023	EUR	2,000	2,300
Reg. S, 0.50%, 03/02/2026	EUR	2,900	3,401
Reg. S, 0.75%, 09/05/2028	EUR	1,450	1,739
Reg. S, 0.88%, 07/18/2042	EUR	20	24
Reg. S, 1.75%, 10/20/2045	EUR	550	795
Reg. S, 1.80%, 11/02/2046	EUR	920	1,348

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Sovereign — continued
Reg. S, 1.85%, 12/01/2055	EUR	80	126
Reg. S, 2.13%, 11/20/2023	EUR	700	836
European Union, (Supranational),
Reg. S, 0.00%, 07/06/2026	EUR	3,350	3,869
Reg. S, 0.00%, 10/04/2028	EUR	1,000	1,148
Reg. S, 0.00%, 04/22/2031	EUR	3,000	3,393
Reg. S, 0.25%, 04/22/2036	EUR	1,500	1,671
Reg. S, 0.45%, 07/04/2041	EUR	500	567
Reg. S, 0.50%, 04/04/2025	EUR	1,875	2,198
Reg. S, 0.63%, 11/04/2023	EUR	925	1,076
Reg. S, 0.70%, 07/06/2051	EUR	1,000	1,170
Reg. S, 0.75%, 04/04/2031	EUR	2,025	2,445
Reg. S, 1.13%, 04/04/2036	EUR	665	832
Reg. S, 3.75%, 04/04/2042	EUR	15	28
Series SURE, Reg. S, 0.00%, 11/04/2025	EUR	2,698	3,116
Series SURE, Reg. S, 0.00%, 06/02/2028	EUR	2,000	2,298
Series SURE, Reg. S, 0.00%, 07/04/2035	EUR	350	381
Series SURE, Reg. S, 0.10%, 10/04/2040	EUR	3,975	4,224
Series SURE, Reg. S, 0.20%, 06/04/2036	EUR	1,000	1,113
Series SURE, Reg. S, 0.30%, 11/04/2050	EUR	1,220	1,285
HM Treasury UK Sovereign Sukuk plc, (United Kingdom), Reg. S, 0.33%, 07/22/2026	GBP	900	1,188
LCR Finance plc, (United Kingdom),
Reg. S, 4.50%, 12/07/2028	GBP	300	496
Reg. S, 4.50%, 12/07/2038	GBP	110	219
5.10%, 03/07/2051	GBP	50	127

			76,755

Total Government			153,227

Industrial — 1.1%
Aerospace/Defense — 0.1%
Airbus SE, (Netherlands),
Reg. S, 2.00%, 04/07/2028	EUR	100	124
Reg. S, 2.38%, 06/09/2040	EUR	900	1,143
BAE Systems plc, (United Kingdom), 1.90%, 02/15/2031 (e)		1,350	1,282
Boeing Co. (The),
4.51%, 05/01/2023		250	261
4.88%, 05/01/2025		200	219
5.71%, 05/01/2040		2,300	2,961
5.81%, 05/01/2050		105	143
5.93%, 05/01/2060		50	70
General Dynamics Corp., 2.25%, 06/01/2031		100	102
Raytheon Technologies Corp.,
3.20%, 03/15/2024		30	31
3.95%, 08/16/2025		140	152
7.20%, 08/15/2027		20	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	93

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Aerospace/Defense — continued
Teledyne Technologies, Inc., 2.75%, 04/01/2031		795	807

			7,320

Building Materials — 0.1%
Aliaxis Finance SA, (Belgium), Reg. S, 0.88%, 11/08/2028	EUR	800	895
Buzzi Unicem SpA, (Italy), Reg. S, 2.13%, 04/28/2023	EUR	1,225	1,427
Carrier Global Corp.,
2.24%, 02/15/2025		20	20
2.49%, 02/15/2027		10	10
2.72%, 02/15/2030		50	51
3.38%, 04/05/2040		60	63
3.58%, 04/05/2050		85	91
Eagle Materials, Inc., 2.50%, 07/01/2031		290	287
Fortune Brands Home & Security, Inc., 3.25%, 09/15/2029		31	33
Lennox International, Inc., 1.35%, 08/01/2025		27	27
Martin Marietta Materials, Inc.,
2.40%, 07/15/2031		145	144
3.20%, 07/15/2051		130	132
4.25%, 07/02/2024		4,540	4,836
Owens Corning,
3.88%, 06/01/2030		100	109
3.95%, 08/15/2029		1,000	1,097
Vulcan Materials Co.,
3.50%, 06/01/2030		60	65
4.50%, 04/01/2025		10	11
4.70%, 03/01/2048		440	555

			9,853

Electrical Components & Equipment — 0.0% (g)
Emerson Electric Co.,
2.00%, 12/21/2028		115	115
2.80%, 12/21/2051		40	39
Schneider Electric SE, (France), Reg. S, 1.50%, 09/08/2023	EUR	1,000	1,168
Signify NV, (Netherlands),
Reg. S, 2.00%, 05/11/2024	EUR	550	652
Reg. S, 2.38%, 05/11/2027	EUR	175	216

			2,190

Electronics — 0.1%
Agilent Technologies, Inc.,
2.10%, 06/04/2030		282	276
2.30%, 03/12/2031		170	169
2.75%, 09/15/2029		60	62
3.05%, 09/22/2026		100	105
Allegion US Holding Co., Inc., 3.20%, 10/01/2024		85	88
Amphenol Corp., 2.80%, 02/15/2030		147	152

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Electronics — continued
Amphenol Technologies Holding GmbH, (Germany), Reg. S, 0.75%, 05/04/2026	EUR	1,325	1,539
Arrow Electronics, Inc.,
2.95%, 02/15/2032		80	81
3.88%, 01/12/2028		50	54
Flex Ltd., (Singapore), 3.75%, 02/01/2026		25	27
Jabil, Inc., 1.70%, 04/15/2026		150	150
Keysight Technologies, Inc.,
4.55%, 10/30/2024		200	216
4.60%, 04/06/2027		55	62
TD SYNNEX Corp.,
1.25%, 08/09/2024 (e)		150	148
1.75%, 08/09/2026 (e)		65	63
2.65%, 08/09/2031 (e)		195	188
Trimble, Inc.,
4.15%, 06/15/2023		100	104
4.90%, 06/15/2028		235	268

			3,752

Engineering & Construction — 0.1%
Aeroporti di Roma SpA, (Italy), Series A4, 5.44%, 02/20/2023	GBP	50	70
Aeroports de Paris, (France),
Reg. S, 1.00%, 01/05/2029	EUR	300	351
Reg. S, 1.50%, 07/02/2032	EUR	100	119
Reg. S, 2.75%, 04/02/2030	EUR	2,500	3,299
Cellnex Finance Co. SA, (Spain), Reg. S, 2.00%, 02/15/2033	EUR	1,200	1,298
Heathrow Funding Ltd., (Jersey),
Reg. S, 4.63%, 10/31/2046	GBP	325	570
Reg. S, 6.45%, 12/10/2031	GBP	225	406
Reg. S, 6.75%, 12/03/2026	GBP	50	82
Reg. S, 7.13%, 02/14/2024	GBP	425	636
Royal Schiphol Group NV, (Netherlands), Reg. S, 0.38%, 09/08/2027	EUR	300	341
Vantage Towers AG, (Germany), Reg. S, 0.38%, 03/31/2027	EUR	600	674
Worley US Finance Sub Ltd., Reg. S, 0.88%, 06/09/2026	EUR	575	656

			8,502

Environmental Control — 0.0% (g)
Republic Services, Inc.,
2.38%, 03/15/2033		300	299
2.50%, 08/15/2024		50	51
Waste Connections, Inc., (Canada),
2.60%, 02/01/2030		200	204
4.25%, 12/01/2028		30	34

			588

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc., 3.10%, 05/01/2050		30	32

SEE NOTES TO FINANCIAL STATEMENTS.

94	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Machinery-Construction & Mining — 0.0% (g)
Caterpillar Financial Services Corp., 0.80%, 11/13/2025		150	147
Caterpillar, Inc., 3.25%, 04/09/2050		45	50
Metso Outotec OYJ, (Finland), Reg. S, 0.88%, 05/26/2028	EUR	500	573
Oshkosh Corp., 3.10%, 03/01/2030		5	5

			775

Machinery-Diversified — 0.1%
Atlas Copco AB, (Sweden), Reg. S, 0.63%, 08/30/2026	EUR	425	494
CNH Industrial Finance Europe SA, (Luxembourg), Reg. S, 0.00%, 04/01/2024	EUR	1,000	1,135
Highland Holdings Sarl, (Luxembourg), 0.93%, 12/15/2031	EUR	1,050	1,197
IDEX Corp.,
2.63%, 06/15/2031		140	142
3.00%, 05/01/2030		332	345
John Deere Cash Management SARL, (Luxembourg),
Reg. S, 1.38%, 04/02/2024	EUR	1,600	1,881
Reg. S, 1.65%, 06/13/2039	EUR	425	543
Otis Worldwide Corp.,
2.06%, 04/05/2025		20	20
3.36%, 02/15/2050		10	11
Rockwell Automation, Inc., 2.80%, 08/15/2061		10	10
Westinghouse Air Brake Technologies Corp.,
3.20%, 06/15/2025		50	52
4.40%, 03/15/2024		1,800	1,904

			7,734

Miscellaneous Manufacturers — 0.2%
Alfa Laval Treasury International AB, (Sweden), Reg. S, 1.38%, 09/12/2022	EUR	900	1,032
Alstom SA, (France), Reg. S, 0.00%, 01/11/2029	EUR	200	219
Carlisle Cos, Inc., 2.20%, 03/01/2032		100	96
Eaton Capital Unlimited Co., (Ireland), Reg. S, 0.70%, 05/14/2025	EUR	1,325	1,536
GE Capital International Funding Co. Unlimited Co., (Ireland), 4.42%, 11/15/2035		200	239
GE Capital UK Funding Unlimited Co., (Ireland), Reg. S, 5.88%, 01/18/2033	GBP	950	1,729
General Electric Co.,
5.25%, 12/07/2028	GBP	500	822
Reg. S, 5.38%, 12/18/2040	GBP	4	8

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Miscellaneous Manufacturers — continued
Illinois Tool Works, Inc., 1.25%, 05/22/2023	EUR	1,025	1,186
Parker-Hannifin Corp.,
1.13%, 03/01/2025	EUR	850	991
4.00%, 06/14/2049		25	29
Pentair Finance Sarl, (Luxembourg), 4.50%, 07/01/2029		2,000	2,264
Siemens Financieringsmaatschappij NV, (Netherlands), Reg. S, 0.30%, 02/28/2024	EUR	20	23
Textron, Inc., 2.45%, 03/15/2031		1,900	1,869
Trane Technologies Luxembourg Finance SA, (Luxembourg), 4.50%, 03/21/2049		105	130

			12,173

Packaging & Containers — 0.1%
Ball Corp., 0.88%, 03/15/2024	EUR	2,000	2,285
DS Smith plc, (United Kingdom), Reg. S, 0.88%, 09/12/2026	EUR	2,300	2,654
Packaging Corp. of America, 3.05%, 10/01/2051		35	35
Sealed Air Corp., 5.50%, 09/15/2025 (e)		1,460	1,615
SIG Combibloc PurchaseCo. Sarl, (Luxembourg), Reg. S, 1.88%, 06/18/2023	EUR	2,000	2,334
Smurfit Kappa Treasury ULC, (Ireland), Reg. S, 1.00%, 09/22/2033	EUR	950	1,063

			9,986

Transportation — 0.3%
AP Moller — Maersk A/S, (Denmark),
Reg. S, 1.75%, 03/16/2026	EUR	850	1,024
Reg. S, 4.00%, 04/04/2025	GBP	800	1,169
Brambles Finance Ltd., (Australia), Reg. S, 2.38%, 06/12/2024	EUR	425	508
Burlington Northern Santa Fe LLC,
3.30%, 09/15/2051		20	22
4.15%, 04/01/2045		50	60
4.55%, 09/01/2044		170	215
4.95%, 09/15/2041		700	898
5.40%, 06/01/2041		70	95
Canadian Pacific Railway Co., (Canada), 3.10%, 12/02/2051		210	215
Deutsche Bahn Finance GMBH, (Germany),
Reg. S, 0.10%, 01/28/2036	CHF	150	158
Reg. S, 0.50%, 04/09/2027	EUR	140	162
Reg. S, 1.13%, 05/29/2051	EUR	112	125
Reg. S, 1.38%, 03/28/2031	EUR	2,000	2,451
Reg. S, 1.38%, 04/16/2040	EUR	50	60
Reg. S, 1.50%, 08/26/2024	CHF	500	576
Reg. S, 1.50%, 12/08/2032	EUR	200	250

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	95

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Transportation — continued
Reg. S, 1.63%, 08/16/2033	EUR	189	239
1.99%, 07/08/2030	AUD	200	137
Reg. S, 2.75%, 06/20/2022	GBP	500	684
Reg. S, 3.50%, 09/27/2024	AUD	300	229
Series CB, Reg. S, (EUR Swap Rate 5 Year + 1.89%), 1.60%, 07/18/2029 (x) (aa)	EUR	1,700	1,933
Ferrovie dello Stato Italiane SpA, (Italy), Reg. S, 1.50%, 06/27/2025		EUR 810	966
Ile-de-France Mobilites, (France),
Reg. S, 0.40%, 05/28/2031	EUR	300	342
Reg. S, 1.00%, 05/25/2034	EUR	300	356
Kansas City Southern, 4.20%, 11/15/2069		10	12
La Poste SA, (France),
Reg. S, 0.38%, 09/17/2027	EUR	100	114
Reg. S, 0.63%, 10/21/2026	EUR	1,300	1,514
Reg. S, 0.63%, 01/18/2036	EUR	600	645
Reg. S, 1.38%, 04/21/2032	EUR	1,000	1,211
Network Rail Infrastructure Finance plc, (United Kingdom), Reg. S, 4.38%, 12/09/2030	GBP	190	326
Norfolk Southern Corp., 4.10%, 05/15/2121		15	17
OeBB-Infrastruktur AG, (Austria),
2.25%, 05/28/2029	EUR	325	426
3.00%, 10/24/2033	EUR	100	147
Reg. S, 3.38%, 05/18/2032	EUR	4	6
Reg. S, 3.88%, 06/30/2025	EUR	80	104
Reg. S, 4.88%, 06/27/2022	EUR	500	584
United Parcel Service, Inc.,
1.50%, 11/15/2032	EUR	1,125	1,369
5.30%, 04/01/2050		120	178

			19,527

Trucking & Leasing — 0.0% (g)
Penske Truck Leasing Co. LP / PTL Finance Corp., 4.88%, 07/11/2022 (e)		2,800	2,861

Total Industrial			85,293

Technology — 0.5%
Computers — 0.3%
Amdocs Ltd., (Guernsey), 2.54%, 06/15/2030		177	176
Apple, Inc.,
1.00%, 11/10/2022	EUR	700	807
1.38%, 05/24/2029	EUR	100	122
1.40%, 08/05/2028		240	235
1.63%, 11/10/2026	EUR	1,125	1,376
2.05%, 09/11/2026		140	144
2.38%, 02/08/2041		35	34
2.65%, 02/08/2051		30	30
2.70%, 08/05/2051		110	109

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Computers — continued
2.80%, 02/08/2061		20	20
2.85%, 08/05/2061		40	40
3.05%, 07/31/2029	GBP	425	647
3.25%, 02/23/2026		50	54
3.35%, 02/09/2027		15	16
3.75%, 11/13/2047		1,000	1,178
Capgemini SE, (France), Reg. S, 0.63%, 06/23/2025	EUR	100	116
CGI, Inc., (Canada), 2.30%, 09/14/2031 (e)		150	145
Dell Bank International DAC, (Ireland), Reg. S, 0.50%, 10/27/2026	EUR	2,175	2,460
Dell International LLC / EMC Corp.,
5.45%, 06/15/2023		26	28
5.85%, 07/15/2025		10	11
6.02%, 06/15/2026		85	98
6.10%, 07/15/2027		5	6
6.20%, 07/15/2030		5	6
8.10%, 07/15/2036		94	143
8.35%, 07/15/2046		53	89
Fortinet, Inc., 2.20%, 03/15/2031		535	524
Genpact Luxembourg Sarl, (Luxembourg),
3.38%, 12/01/2024		1,400	1,474
3.70%, 04/01/2022		100	101
Hewlett Packard Enterprise Co.,
4.45%, 10/02/2023		120	127
6.35%, 10/15/2045		15	20
HP, Inc.,
1.45%, 06/17/2026 (e)		100	98
2.20%, 06/17/2025		150	153
2.65%, 06/17/2031 (e)		314	310
3.00%, 06/17/2027		100	105
6.00%, 09/15/2041		47	63
NetApp, Inc., 1.88%, 06/22/2025		1,760	1,774
Teledyne FLIR LLC, 2.50%, 08/01/2030		1,625	1,630
Teleperformance, (France),
Reg. S, 0.25%, 11/26/2027	EUR	500	558
Reg. S, 1.50%, 04/03/2024	EUR	2,600	3,040
Reg. S, 1.88%, 07/02/2025	EUR	200	240

			18,307

Office/Business & Equipment — 0.0% (g)
CDW LLC / CDW Finance Corp.,
2.67%, 12/01/2026		1,125	1,152
3.25%, 02/15/2029		77	78
3.28%, 12/01/2028		200	205
3.57%, 12/01/2031		170	177
4.25%, 04/01/2028		42	43

			1,655

Semiconductors — 0.1%
ASML Holding NV, (Netherlands),
Reg. S, 0.63%, 05/07/2029	EUR	100	116
Reg. S, 1.63%, 05/28/2027	EUR	1,450	1,778

SEE NOTES TO FINANCIAL STATEMENTS.

96	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Semiconductors — continued
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational), 3.88%, 01/15/2027		50	54
Broadcom, Inc.,
3.14%, 11/15/2035 (e)		1,090	1,098
3.15%, 11/15/2025		217	227
3.19%, 11/15/2036 (e)		3,015	3,015
3.42%, 04/15/2033 (e)		93	97
3.46%, 09/15/2026		80	85
3.47%, 04/15/2034 (e)		100	105
3.50%, 02/15/2041 (e)		25	26
3.75%, 02/15/2051 (e)		45	47
4.11%, 09/15/2028		20	22
Infineon Technologies AG, (Germany),
Reg. S, 0.75%, 06/24/2023	EUR	800	921
Reg. S, 1.13%, 06/24/2026	EUR	200	236
Microchip Technology, Inc., 4.25%, 09/01/2025		30	31
Micron Technology, Inc., 4.66%, 02/15/2030		52	60
NVIDIA Corp., 3.70%, 04/01/2060		10	12
NXP BV / NXP Funding LLC / NXP USA, Inc., (Multinational), 3.40%, 05/01/2030 (e)		1,000	1,067
NXP BV / NXP Funding LLC, (Multinational), 4.88%, 03/01/2024 (e)		150	161
Qorvo, Inc., 1.75%, 12/15/2024 (e)		80	80
Skyworks Solutions, Inc., 1.80%, 06/01/2026		150	149
Texas Instruments, Inc.,
1.75%, 05/04/2030		90	89
2.70%, 09/15/2051		60	60
4.15%, 05/15/2048		17	21
Xilinx, Inc., 2.38%, 06/01/2030		95	96

			9,653

Software — 0.1%
Activision Blizzard, Inc.,
1.35%, 09/15/2030		2,000	1,847
2.50%, 09/15/2050		20	17
Adobe, Inc., 2.30%, 02/01/2030		88	90
Broadridge Financial Solutions, Inc., 2.60%, 05/01/2031		500	502
Electronic Arts, Inc., 2.95%, 02/15/2051		45	43
Fidelity National Information Services, Inc.,
3.10%, 03/01/2041		180	183
3.36%, 05/21/2031	GBP	100	149
Fiserv, Inc., 2.65%, 06/01/2030		155	157
Intuit, Inc., 1.65%, 07/15/2030		355	343
Microsoft Corp.,
2.53%, 06/01/2050		1,100	1,077

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Software — continued
2.68%, 06/01/2060		110	110
3.04%, 03/17/2062		10	11
Oracle Corp.,
1.65%, 03/25/2026		40	40
2.50%, 04/01/2025		350	358
3.65%, 03/25/2041		115	117
3.85%, 04/01/2060		60	59
3.95%, 03/25/2051		70	73
4.10%, 03/25/2061		60	63
Roper Technologies, Inc., 1.75%, 02/15/2031		2,000	1,880
SAP SE, (Germany), Reg. S, 1.00%, 04/01/2025	EUR	50	59
ServiceNow, Inc., 1.40%, 09/01/2030		625	582
VMware, Inc., 4.50%, 05/15/2025		35	38

			7,798

Total Technology			37,413

Utilities — 1.5%
Electric — 1.1%
A2A SpA, (Italy), Reg. S, 1.00%, 07/16/2029	EUR	100	117
ACEA SpA, (Italy),
Reg. S, 0.50%, 04/06/2029	EUR	100	112
Reg. S, 2.63%, 07/15/2024	EUR	100	121
AEP Texas, Inc.,
3.45%, 05/15/2051		10	10
Series I, 2.10%, 07/01/2030		2,600	2,504
AES Corp. (The), 2.45%, 01/15/2031		25	24
Alabama Power Co., 3.00%, 03/15/2052		10	10
Alliander NV, (Netherlands), 2.88%, 06/14/2024	EUR	100	122
Ameren Corp.,
2.50%, 09/15/2024		30	31
3.50%, 01/15/2031		10	11
Ameren Illinois Co.,
1.55%, 11/15/2030		30	28
3.25%, 03/15/2050		1,200	1,281
American Electric Power Co., Inc.,
2.30%, 03/01/2030		25	24
3.25%, 03/01/2050		20	20
Amprion GmbH, (Germany), Reg. S, 0.63%, 09/23/2033	EUR	1,500	1,641
Appalachian Power Co.,
Series Y, 4.50%, 03/01/2049		20	24
Series Z, 3.70%, 05/01/2050		45	49
Arizona Public Service Co.,
2.60%, 08/15/2029		84	85
3.35%, 05/15/2050		10	10
4.25%, 03/01/2049		10	12
Atlantic City Electric Co., 4.00%, 10/15/2028		50	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	97

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Baltimore Gas and Electric Co., 2.90%, 06/15/2050		50	50
Berkshire Hathaway Energy Co.,
2.85%, 05/15/2051		10	10
4.25%, 10/15/2050		15	18
5.15%, 11/15/2043		60	78
Black Hills Corp.,
3.05%, 10/15/2029		20	21
3.88%, 10/15/2049		10	11
Cadent Finance plc, (United Kingdom), Reg. S, 2.63%, 09/22/2038	GBP	1,325	1,825
CenterPoint Energy Houston Electric LLC, Series AD, 2.90%, 07/01/2050		45	46
CenterPoint Energy, Inc.,
2.95%, 03/01/2030		45	47
4.25%, 11/01/2028		10	11
Coentreprise de Transport d’Electricite SA, (France),
Reg. S, 0.88%, 09/29/2024	EUR	100	116
Reg. S, 2.13%, 07/29/2032	EUR	100	127
Commonwealth Edison Co.,
3.00%, 03/01/2050		100	102
3.70%, 08/15/2028		10	11
4.00%, 03/01/2048		25	29
4.00%, 03/01/2049		10	12
4.70%, 01/15/2044		1,000	1,262
Connecticut Light and Power Co. (The), Series A, 2.05%, 07/01/2031		905	892
Consolidated Edison Co. of New York, Inc.,
3.85%, 06/15/2046		10	11
Series 09-C, 5.50%, 12/01/2039		10	13
Series 20A, 3.35%, 04/01/2030		70	75
Series 20B, 3.95%, 04/01/2050		55	63
Series A, 4.13%, 05/15/2049		20	23
Series C, 3.00%, 12/01/2060		20	19
Series E, 4.65%, 12/01/2048		10	12
Consumers Energy Co.,
2.50%, 05/01/2060		10	9
3.10%, 08/15/2050		30	31
3.25%, 08/15/2046		1,100	1,168
3.75%, 02/15/2050		25	29
Dominion Energy South Carolina, Inc., 4.60%, 06/15/2043		1,400	1,749
Dominion Energy, Inc.,
3.90%, 10/01/2025		220	237
4.25%, 06/01/2028		20	22
Series A, 4.60%, 03/15/2049		10	13
Series C, 3.38%, 04/01/2030		20	21
DTE Electric Co.,
2.95%, 03/01/2050		25	25
3.70%, 03/15/2045		1,100	1,221
3.95%, 03/01/2049		10	12

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Electric — continued
DTE Energy Co.,
Series C, 3.40%, 06/15/2029		19	20
Series F, 1.05%, 06/01/2025		1,400	1,372
Duke Energy Carolinas LLC, 5.30%, 02/15/2040		10	13
Duke Energy Corp.,
0.90%, 09/15/2025		40	39
2.45%, 06/01/2030		110	109
2.55%, 06/15/2031		10	10
2.65%, 09/01/2026		30	31
3.50%, 06/15/2051		10	10
3.75%, 09/01/2046		10	11
4.20%, 06/15/2049		20	23
Duke Energy Florida LLC, 4.20%, 07/15/2048		10	12
Duke Energy Indiana LLC,
2.75%, 04/01/2050		20	19
Series YYY, 3.25%, 10/01/2049		40	42
Duke Energy Ohio, Inc.,
2.13%, 06/01/2030		30	30
3.65%, 02/01/2029		10	11
3.70%, 06/15/2046		1,700	1,880
4.30%, 02/01/2049		80	96
E.ON International Finance BV, (Netherlands), Reg. S, 6.13%, 07/06/2039	GBP	350	719
E.ON SE, (Germany), Reg. S, 1.00%, 10/07/2025	EUR	100	117
EDP — Energias de Portugal SA, (Portugal), Reg. S, 1.63%, 04/15/2027	EUR	100	121
EDP Finance BV, (Netherlands), Reg. S, 2.00%, 04/22/2025	EUR	700	848
Electricite de France SA, (France),
Reg. S, 1.00%, 10/13/2026	EUR	600	706
Reg. S, 1.88%, 10/13/2036	EUR	100	122
Reg. S, 2.00%, 12/09/2049	EUR	600	724
Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.38%, 06/15/2030 (x) (aa)	EUR	200	235
Reg. S, 5.13%, 09/22/2050	GBP	400	829
Reg. S, (IBA ICE SWAP Rate GBP SONIA 11:00 15Y + 3.32%), 5.88%, 01/22/2029 (x) (aa)	GBP	300	447
5.88%, 07/18/2031	GBP	265	477
Reg. S, (GBP Swap Rate 13 Year + 3.96%), 6.00%, 01/29/2026 (x) (aa)	GBP	100	147
Reg. S, 6.13%, 06/02/2034	GBP	300	574
EnBW Energie Baden-Wuerttemberg AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 2.32%), 1.88%, 06/29/2080 (aa)	EUR	100	116

SEE NOTES TO FINANCIAL STATEMENTS.

98	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
EnBW International Finance BV, (Netherlands),
Reg. S, 0.13%, 03/01/2028	EUR	182	204
Reg. S, 0.50%, 03/01/2033	EUR	97	106
Reg. S, 0.63%, 04/17/2025	EUR	200	231
Enel Finance International NV, (Netherlands),
Reg. S, 0.00%, 06/17/2024	EUR	2,275	2,588
2.65%, 09/10/2024 (e)		3,500	3,605
3.50%, 04/06/2028 (e)		1,700	1,819
Enel SpA, (Italy), Reg. S, (EUR Swap Rate 5 Year + 2.68%), 2.25%, 12/10/2026 (x) (aa)	EUR	350	411
e-netz Suedhessen AG, (Germany), 6.13%, 04/23/2041	EUR	20	37
Enexis Holding NV, (Netherlands),
Reg. S, 0.88%, 04/28/2026	EUR	100	117
Reg. S, 1.50%, 10/20/2023	EUR	100	117
Engie SA, (France), Reg. S, (EUR Swap Rate 5 Year + 3.17%), 3.25%, 11/28/2024 (x) (aa)	EUR	1,800	2,201
Entergy Corp.,
0.90%, 09/15/2025		30	29
3.75%, 06/15/2050		30	32
Entergy Louisiana LLC,
1.60%, 12/15/2030		2,300	2,168
2.90%, 03/15/2051		30	29
3.12%, 09/01/2027		2,500	2,634
3.25%, 04/01/2028		10	11
4.20%, 09/01/2048		10	12
Entergy Texas, Inc., 4.00%, 03/30/2029		15	16
ESB Finance DAC, (Ireland),
Reg. S, 1.75%, 02/07/2029	EUR	100	124
Reg. S, 1.88%, 06/14/2031	EUR	224	281
Reg. S, 2.13%, 06/08/2027	EUR	100	125
Evergy Kansas Central, Inc., 3.45%, 04/15/2050		5	5
Evergy Metro, Inc.,
4.20%, 03/15/2048		10	12
Series 2019, 4.13%, 04/01/2049		20	24
Series 2020, 2.25%, 06/01/2030		10	10
Evergy, Inc., 2.45%, 09/15/2024		3,000	3,078
Eversource Energy,
3.45%, 01/15/2050		30	31
Series R, 1.65%, 08/15/2030		1,410	1,320
Exelon Corp.,
3.50%, 06/01/2022		2,649	2,673
4.05%, 04/15/2030		10	11
4.45%, 04/15/2046		10	12
4.70%, 04/15/2050		10	13
FirstEnergy Transmission LLC, 4.35%, 01/15/2025 (e)		1,100	1,170

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Electric — continued
Florida Power & Light Co.,
3.15%, 10/01/2049		20	21
3.95%, 03/01/2048		500	595
4.13%, 06/01/2048		20	25
FLUVIUS System Operator CVBA, (Belgium), Reg. S, 2.88%, 10/09/2023	EUR	400	480
Fortum OYJ, (Finland),
Reg. S, 0.88%, 02/27/2023	EUR	170	196
Reg. S, 2.13%, 02/27/2029	EUR	100	125
Georgia Power Co.,
Series A, 3.25%, 03/15/2051		20	20
Series B, 3.70%, 01/30/2050		60	64
Hera SpA, (Italy), Reg. S, 0.25%, 12/03/2030	EUR	160	173
Iberdrola International BV, (Netherlands),
Reg. S, (EUR Swap Rate 5 Year + 1.59%), 1.88%, 02/22/2023 (x) (aa)	EUR	1,200	1,393
Series NC8, Reg. S, (EUR Swap Rate 5 Year + 2.57%), 2.25%, 01/28/2029 (x) (aa)	EUR	2,000	2,320
Interstate Power and Light Co., 3.50%, 09/30/2049		10	11
Iren SpA, (Italy), Reg. S, 1.00%, 07/01/2030	EUR	550	631
Kentucky Utilities Co., 3.30%, 06/01/2050		25	26
MidAmerican Energy Co.,
2.70%, 08/01/2052		15	14
3.10%, 05/01/2027		10	11
6.75%, 12/30/2031		10	14
Mississippi Power Co., Series B, 3.10%, 07/30/2051		10	10
Narragansett Electric Co. (The), 3.40%, 04/09/2030 (e)		200	213
National Grid Electricity Transmission plc, (United Kingdom), Reg. S, 2.00%, 04/17/2040	GBP	425	555
National Grid plc, (United Kingdom), Reg. S, 0.55%, 09/18/2029	EUR	1,575	1,778
National Rural Utilities Cooperative Finance Corp.,
1.35%, 03/15/2031		50	46
4.30%, 03/15/2049		20	25
Nevada Power Co.,
Series DD, 2.40%, 05/01/2030		100	101
Series EE, 3.13%, 08/01/2050		30	30
NextEra Energy Capital Holdings, Inc.,
2.25%, 06/01/2030		1,280	1,274
2.75%, 11/01/2029		35	36
Northern Powergrid Holdings Co., (United Kingdom), 7.25%, 12/15/2022	GBP	450	645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	99

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Northern Powergrid Yorkshire plc, (United Kingdom), Reg. S, 5.13%, 05/04/2035	GBP	50	90
Northern States Power Co.,
2.25%, 04/01/2031		1,450	1,463
2.60%, 06/01/2051		35	34
3.20%, 04/01/2052		10	11
NRG Energy, Inc.,
2.00%, 12/02/2025 (e)		2,150	2,164
2.45%, 12/02/2027 (e)		2,275	2,256
NSTAR Electric Co., 3.10%, 06/01/2051		10	11
Oglethorpe Power Corp., 5.05%, 10/01/2048		20	25
Ohio Power Co., Series R, 2.90%, 10/01/2051		15	15
Oklahoma Gas and Electric Co., 4.15%, 04/01/2047		920	1,091
Oncor Electric Delivery Co. LLC,
3.10%, 09/15/2049		50	52
3.70%, 05/15/2050		5	6
Orsted A/S, (Denmark),
Reg. S, 5.75%, 04/09/2040	GBP	225	482
Reg. S, (EUR Swap Rate 5 Year + 4.75%), 6.25%, 06/26/3013 (aa)	EUR	119	147
Pacific Gas and Electric Co.,
1.75%, 06/16/2022		50	50
3.15%, 01/01/2026		35	36
3.25%, 06/01/2031		20	20
3.50%, 08/01/2050		20	19
3.75%, 07/01/2028		10	10
3.95%, 12/01/2047		900	870
4.50%, 07/01/2040		100	104
4.55%, 07/01/2030		30	32
4.95%, 07/01/2050		20	22
PacifiCorp.,
2.90%, 06/15/2052		720	710
3.30%, 03/15/2051		1,400	1,456
4.15%, 02/15/2050		15	18
PECO Energy Co.,
2.80%, 06/15/2050		50	49
3.05%, 03/15/2051		435	446
PPL Capital Funding, Inc., 4.13%, 04/15/2030		120	135
Public Service Co. of Colorado, Series 36, 2.70%, 01/15/2051		10	10
Public Service Electric and Gas Co.,
1.90%, 08/15/2031		35	34
2.05%, 08/01/2050		10	8
2.45%, 01/15/2030		20	20
3.65%, 09/01/2028		120	132
3.85%, 05/01/2049		10	12

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Electric — continued
Public Service Enterprise Group, Inc., 0.80%, 08/15/2025		3,000	2,922
Puget Energy, Inc.,
2.38%, 06/15/2028		1,040	1,024
4.10%, 06/15/2030		10	11
Puget Sound Energy, Inc.,
2.89%, 09/15/2051		10	10
3.25%, 09/15/2049		20	21
Red Electrica Financiaciones SAU, (Spain), Reg. S, 1.13%, 04/24/2025	EUR	100	118
RTE Reseau de Transport d’Electricite SADIR, (France),
Reg. S, 1.13%, 09/09/2049	EUR	100	110
Reg. S, 1.50%, 09/27/2030	EUR	200	244
Reg. S, 1.63%, 11/27/2025	EUR	300	360
Reg. S, 2.00%, 04/18/2036	EUR	100	129
San Diego Gas & Electric Co.,
4.15%, 05/15/2048		820	980
Series WWW, 2.95%, 08/15/2051		25	25
Sempra Energy,
3.40%, 02/01/2028		10	11
4.00%, 02/01/2048		10	11
Southern California Edison Co.,
2.85%, 08/01/2029		10	10
3.65%, 02/01/2050		60	64
4.00%, 04/01/2047		20	22
4.05%, 03/15/2042		900	976
6.05%, 03/15/2039		10	13
Series 20A, 2.95%, 02/01/2051		6	6
Series B, 3.65%, 03/01/2028		25	27
Series D, 3.40%, 06/01/2023		1,400	1,446
Series E, 3.70%, 08/01/2025		10	10
Southern Co. (The),
Series 21-A, 0.60%, 02/26/2024		60	59
Series A, 3.70%, 04/30/2030		75	82
Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026		50	50
Southwestern Public Service Co.,
3.70%, 08/15/2047		1,000	1,126
Series 8, 3.15%, 05/01/2050		60	63
SP Transmission plc, (United Kingdom), Reg. S, 2.00%, 11/13/2031	GBP	100	137
SSE plc, (United Kingdom), Reg. S, 1.75%, 04/16/2030	EUR	1,300	1,594
Stedin Holding NV, (Netherlands), Reg. S, 0.88%, 10/24/2025	EUR	100	117
Tampa Electric Co., 4.30%, 06/15/2048		30	37
TenneT Holding BV, (Netherlands),
Reg. S, 0.88%, 06/03/2030	EUR	120	140
Reg. S, 1.00%, 06/13/2026	EUR	200	236
Reg. S, 1.13%, 06/09/2041	EUR	100	113

SEE NOTES TO FINANCIAL STATEMENTS.

100	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Reg. S, 1.75%, 06/04/2027	EUR	300	369
Reg. S, 2.00%, 06/05/2034	EUR	100	129
Terna — Rete Elettrica Nazionale, (Italy),
Reg. S, 0.38%, 09/25/2030	EUR	425	469
Reg. S, 0.75%, 07/24/2032	EUR	100	113
Reg. S, 1.38%, 07/26/2027	EUR	1,125	1,344
Tucson Electric Power Co.,
1.50%, 08/01/2030		30	28
3.25%, 05/01/2051		10	10
4.00%, 06/15/2050		10	12
Union Electric Co.,
2.63%, 03/15/2051		10	9
3.25%, 10/01/2049		40	43
Virginia Electric and Power Co.,
2.95%, 11/15/2051		15	15
3.30%, 12/01/2049		50	53
Series B, 3.80%, 09/15/2047		60	68
Vistra Operations Co. LLC, 3.55%, 07/15/2024 (e)		1,400	1,442
WEC Energy Group, Inc., 3.55%, 06/15/2025		47	50
Western Power Distribution South West plc, (United Kingdom), Reg. S, 5.88%, 03/25/2027	GBP	20	33
Wisconsin Electric Power Co., 1.70%, 06/15/2028		10	10
Wisconsin Power and Light Co., 3.00%, 07/01/2029		50	53
Wisconsin Public Service Corp., 3.30%, 09/01/2049		5	5
Xcel Energy, Inc.,
3.40%, 06/01/2030		20	22
3.50%, 12/01/2049		20	21

			90,353

Gas — 0.3%
APT Pipelines Ltd., (Australia), Reg. S, 2.00%, 07/15/2030	EUR	1,000	1,203
Atmos Energy Corp.,
1.50%, 01/15/2031		1,630	1,531
2.63%, 09/15/2029		15	15
2.85%, 02/15/2052		5	5
3.38%, 09/15/2049		210	224
4.15%, 01/15/2043		10	12
Italgas SpA, (Italy),
Reg. S, 1.00%, 12/11/2031	EUR	1,125	1,292
Reg. S, 1.13%, 03/14/2024	EUR	850	992
National Fuel Gas Co.,
2.95%, 03/01/2031		25	25
5.50%, 01/15/2026		85	95
National Grid Gas plc, (United Kingdom), Reg. S, 1.38%, 02/07/2031	GBP	1,600	2,022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Gas — continued
NiSource, Inc.,
0.95%, 08/15/2025		3,000	2,921
3.49%, 05/15/2027		130	140
3.60%, 05/01/2030		25	27
4.38%, 05/15/2047		15	18
4.80%, 02/15/2044		10	12
Piedmont Natural Gas Co., Inc.,
2.50%, 03/15/2031		1,550	1,551
3.35%, 06/01/2050		15	16
Redexis Gas Finance BV, (Netherlands), Reg. S, 1.88%, 05/28/2025	EUR	1,300	1,551
Snam SpA, (Italy), Reg. S, 0.88%, 10/25/2026	EUR	850	993
Southern California Gas Co.,
Series VV, 4.30%, 01/15/2049		20	25
Series XX, 2.55%, 02/01/2030		25	26
Southern Co. Gas Capital Corp.,
3.95%, 10/01/2046		20	22
Series 20-A, 1.75%, 01/15/2031		3,700	3,469
Series 21A, 3.15%, 09/30/2051		15	15
Southern Gas Networks plc, (United Kingdom),
Reg. S, 2.50%, 02/03/2025	GBP	425	595
6.38%, 05/15/2040	GBP	425	886
Southwest Gas Corp., 4.15%, 06/01/2049		10	11
Wales & West Utilities Finance plc, (United Kingdom), Reg. S, 1.88%, 05/28/2041	GBP	425	535
Washington Gas Light Co., 3.65%, 09/15/2049		10	11

			20,240

Water — 0.1%
Affinity Water Finance 2004 plc, (United Kingdom), 5.88%, 07/13/2026	GBP	30	48
American Water Capital Corp.,
2.80%, 05/01/2030		25	26
4.15%, 06/01/2049		60	71
Essential Utilities, Inc., 2.70%, 04/15/2030		40	41
Northumbrian Water Finance plc, (United Kingdom),
Reg. S, 1.63%, 10/11/2026	GBP	425	578
Reg. S, 5.63%, 04/29/2033	GBP	225	417
Thames Water Utilities Finance plc, (United Kingdom),
Reg. S, 2.38%, 04/22/2040	GBP	300	404
Reg. S, 5.50%, 02/11/2041	GBP	550	1,086
6.75%, 11/16/2028	GBP	180	318
United Utilities Water Finance plc, (United Kingdom), Reg. S, 2.00%, 07/03/2033	GBP	900	1,239

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	101

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Water — continued
Wessex Water Services Finance plc, (United Kingdom),
Reg. S, 1.50%, 09/17/2029	GBP	700	924
Reg. S, 5.38%, 03/10/2028	GBP	225	368
Reg. S, 5.75%, 10/14/2033	GBP	375	702

			6,222

Total Utilities			116,815

Total Corporate Bonds (Cost $1,552,601)			1,510,753

Foreign Government Securities —49.2%
Action Logement Services, (France), Reg. S, 0.50%, 10/30/2034	EUR	100	112
Adif Alta Velocidad, (Spain),
Reg. S, 0.55%, 04/30/2030	EUR	200	229
Reg. S, 1.88%, 09/22/2022	EUR	600	695
Reg. S, 1.88%, 01/28/2025	EUR	100	121
Agence Francaise de Developpement EPIC, (France),
Reg. S, 0.00%, 03/25/2025	EUR	500	574
Reg. S, 0.13%, 11/15/2023	EUR	500	575
Reg. S, 0.25%, 07/21/2026	EUR	500	579
Reg. S, 0.25%, 06/29/2029	EUR	400	459
Reg. S, 0.38%, 04/30/2024	EUR	400	463
Reg. S, 0.38%, 05/25/2036	EUR	100	109
Reg. S, 0.50%, 05/25/2030	EUR	200	233
Reg. S, 0.50%, 05/31/2035	EUR	500	562
Reg. S, 1.38%, 09/17/2024	EUR	500	595
Reg. S, 1.50%, 10/31/2034	EUR	100	127
Agence France Locale, (France),
Reg. S, 0.00%, 09/20/2027	EUR	500	569
Reg. S, 0.13%, 06/20/2026	EUR	100	115
Reg. S, 1.13%, 06/20/2028	EUR	1,000	1,214
Agricultural Development Bank of China, (China),
2.58%, 07/26/2023	CNY	10,000	1,572
Reg. S, 3.18%, 11/06/2022	CNH	2,000	316
Reg. S, 3.40%, 11/06/2024	CNH	56,000	8,915
Reg. S, 3.80%, 10/27/2030	CNH	6,350	1,037
Series 1605, 3.33%, 01/06/2026	CNY	37,000	5,913
Series 1705, 3.85%, 01/06/2027	CNY	45,000	7,348
Series 1801, 4.98%, 01/12/2025	CNY	12,000	2,006
Series 1803, 4.99%, 01/24/2023	CNY	10,000	1,609
Series 1806, 4.65%, 05/11/2028	CNY	8,100	1,389
Series 1901, 3.75%, 01/25/2029	CNY	37,000	6,050
Series 1906, 3.74%, 07/12/2029	CNY	100,000	16,372

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 1908, 3.63%, 07/19/2026	CNY	105,300	17,026
Series 1909, 3.24%, 08/14/2024	CNY	58,000	9,241
Series 2002, 2.20%, 04/01/2023	CNY	117,200	18,337
Series 2004, 2.96%, 04/17/2030	CNY	141,400	21,909
Series 2005, 2.25%, 04/22/2025	CNY	150,700	23,321
Series 2007, 3.06%, 08/05/2023	CNY	30,000	4,748
Series 2008, 3.45%, 09/23/2025	CNY	30,000	4,824
Series 2010, 3.79%, 10/26/2030	CNY	3,000	494
Series 2103, 3.35%, 03/24/2026	CNY	15,000	2,402
Series 2110, 3.30%, 11/05/2031	CNY	5,000	794
Auckland Council, (New Zealand),
Reg. S, 1.00%, 01/19/2027	EUR	300	358
Reg. S, 1.50%, 11/28/2025	CHF	300	352
Australia Government Bond, (Australia),
Series 133, Reg. S, 5.50%, 04/21/2023	AUD	7,600	5,896
Series 136, Reg. S, 4.75%, 04/21/2027	AUD	10,000	8,529
Series 138, Reg. S, 3.25%, 04/21/2029	AUD	365	297
Series 140, Reg. S, 4.50%, 04/21/2033	AUD	12,300	11,512
Series 142, Reg. S, 4.25%, 04/21/2026	AUD	5,000	4,090
Series 144, Reg. S, 3.75%, 04/21/2037	AUD	263	235
Series 145, Reg. S, 2.75%, 06/21/2035	AUD	144	116
Series 147, Reg. S, 3.25%, 06/21/2039	AUD	2,500	2,108
Series 148, Reg. S, 2.75%, 11/21/2027	AUD	3,250	2,542
Series 149, Reg. S, 2.25%, 05/21/2028	AUD	200	152
Series 150, Reg. S, 3.00%, 03/21/2047	AUD	2,906	2,361
Series 152, Reg. S, 2.75%, 11/21/2028	AUD	2,320	1,824
Series 154, Reg. S, 2.75%, 11/21/2029	AUD	34,155	27,010
Series 155, Reg. S, 2.50%, 05/21/2030	AUD	6,115	4,753
Series 156, Reg. S, 2.75%, 05/21/2041	AUD	2,938	2,298

SEE NOTES TO FINANCIAL STATEMENTS.

102	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 157, Reg. S, 1.50%, 06/21/2031	AUD	8,753	6,283
Series 158, 1.25%, 05/21/2032	AUD	1,000	698
Series 160, Reg. S, 1.00%, 12/21/2030	AUD	7,850	5,409
Series 162, Reg. S, 1.75%, 06/21/2051	AUD	3,930	2,479
Series 163, Reg. S, 1.00%, 11/21/2031	AUD	1,010	691
Series 164, Reg. S, 0.50%, 09/21/2026	AUD	7,006	4,904
Series 165, Reg. S, 1.75%, 11/21/2032	AUD	2,850	2,079
Series 139, Reg. S, 3.25%, 04/21/2025	AUD	10,875	8,463
Series 159, Reg. S, 0.25%, 11/21/2024	AUD	6,802	4,855
Series 161, Reg. S, 0.25%, 11/21/2025	AUD	9,600	6,726
Australian Capital Territory, (Australia),
Reg. S, 1.25%, 05/22/2025	AUD	200	145
1.75%, 10/23/2031	AUD	970	686
Autobahnen- und Schnell- strassen-Finanzierungs AG, (Austria),
Reg. S, 0.10%, 07/09/2029	EUR	500	567
Reg. S, 2.75%, 06/20/2033	EUR	130	187
Autonomous Community of Andalusia Spain, (Spain),
Reg. S, 0.50%, 04/30/2031	EUR	163	182
Reg. S, 1.38%, 04/30/2029	EUR	30	37
Autonomous Community of Madrid Spain, (Spain),
Reg. S, 0.42%, 04/30/2030	EUR	161	183
Reg. S, 1.19%, 05/08/2022	EUR	600	687
Reg. S, 1.83%, 04/30/2025	EUR	270	328
4.30%, 09/15/2026	EUR	500	684
Basque Government, (Spain),
Reg. S, 0.25%, 04/30/2031	EUR	100	111
Reg. S, 0.85%, 04/30/2030	EUR	50	59
Reg. S, 1.75%, 03/16/2026	EUR	170	208
Bermuda Government International Bond, (Bermuda), 2.38%, 08/20/2030 (e)		670	668
BNG Bank NV, (Netherlands),
Reg. S, 0.00%, 01/20/2031	EUR	200	223
Reg. S, 0.10%, 01/15/2030	EUR	320	363
Reg. S, 0.13%, 04/11/2026	EUR	530	609
Reg. S, 0.13%, 07/09/2035	EUR	230	251
Reg. S, 0.20%, 11/09/2024	EUR	550	634
Reg. S, 0.25%, 11/22/2036	EUR	260	285
Reg. S, 0.88%, 10/17/2035	EUR	100	120
Reg. S, 1.50%, 07/15/2039	EUR	170	224
Reg. S, 3.88%, 05/26/2023	EUR	470	568

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Bonos de la Tesoreria de la Republica en pesos, (Chile), Reg. S, 4.70%, 09/01/2030 (e)	CLP	300,000	335
Bpifrance SACA, (France),
Reg. S, 0.13%, 11/25/2023	EUR	300	345
Reg. S, 0.13%, 03/25/2025	EUR	400	461
Reg. S, 0.25%, 03/29/2030	EUR	200	229
Reg. S, 0.63%, 05/25/2026	EUR	500	589
Reg. S, 0.75%, 07/22/2022	GBP	200	271
Reg. S, 0.88%, 09/26/2028	EUR	200	241
Reg. S, 1.00%, 05/25/2027	EUR	500	603
Bulgaria Government International Bond, (Bulgaria),
Reg. S, 1.38%, 09/23/2050	EUR	200	218
Reg. S, 2.95%, 09/03/2024	EUR	400	492
Series 12YR, Reg. S, 3.00%, 03/21/2028	EUR	400	529
Bundesobligation, (Germany),
Series 177, Reg. S, 0.00%, 04/14/2023	EUR	460	528
Series 178, Reg. S, 0.00%, 10/13/2023	EUR	1,368	1,577
Series 179, Reg. S, 0.00%, 04/05/2024	EUR	838	969
Series 180, Reg. S, 0.00%, 10/18/2024	EUR	3,006	3,485
Series 181, Reg. S, 0.00%, 04/11/2025	EUR	790	917
Series 182, Reg. S, 0.00%, 10/10/2025	EUR	4,670	5,427
Series 183, Reg. S, 0.00%, 04/10/2026	EUR	636	740
Series 184, Reg. S, 0.00%, 10/09/2026	EUR	500	582
Bundesrepublik Deutschland Bundesanleihe, (Germany),
Reg. S, 0.00%, 08/15/2026	EUR	1,900	2,213
Reg. S, 0.00%, 11/15/2027	EUR	1,281	1,495
Reg. S, 0.00%, 11/15/2028	EUR	1,550	1,809
Reg. S, 0.00%, 08/15/2029	EUR	3,372	3,936
Reg. S, 0.00%, 02/15/2030	EUR	743	867
Reg. S, 0.00%, 08/15/2030	EUR	1,120	1,305
Reg. S, 0.00%, 02/15/2031	EUR	1,589	1,846
Reg. S, 0.00%, 08/15/2031	EUR	5,090	5,899
Reg. S, 0.00%, 05/15/2035	EUR	2,465	2,814
Reg. S, 0.00%, 05/15/2036	EUR	1,591	1,808
Reg. S, 0.00%, 08/15/2050	EUR	1,581	1,723
Reg. S, 0.00%, 08/15/2052	EUR	375	404
Reg. S, 0.25%, 02/15/2027	EUR	2,557	3,017
Reg. S, 0.25%, 08/15/2028	EUR	832	988
Reg. S, 0.25%, 02/15/2029	EUR	210	250
Reg. S, 0.50%, 02/15/2025	EUR	227	268
Reg. S, 0.50%, 02/15/2026	EUR	1,967	2,335
Reg. S, 0.50%, 08/15/2027	EUR	2,160	2,590

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	103

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.50%, 02/15/2028	EUR	230	277
Reg. S, 1.00%, 08/15/2024	EUR	1,753	2,083
Reg. S, 1.00%, 08/15/2025	EUR	2,186	2,630
Reg. S, 1.25%, 08/15/2048	EUR	1,078	1,590
Reg. S, 1.50%, 02/15/2023	EUR	2,272	2,652
Reg. S, 1.50%, 05/15/2023	EUR	1,180	1,384
Reg. S, 1.50%, 05/15/2024	EUR	3,000	3,592
Reg. S, 1.75%, 02/15/2024	EUR	1,701	2,037
Reg. S, 2.00%, 08/15/2023	EUR	1,002	1,191
Reg. S, 2.50%, 07/04/2044	EUR	1,782	3,168
Reg. S, 2.50%, 08/15/2046	EUR	3,274	5,960
Reg. S, 3.25%, 07/04/2042	EUR	808	1,539
Reg. S, 5.50%, 01/04/2031	EUR	700	1,222
Reg. S, 6.25%, 01/04/2030	EUR	775	1,358
Series 3, Reg. S, 4.75%, 07/04/2034	EUR	1,615	2,992
Series 5, Reg. S, 4.00%, 01/04/2037	EUR	1,123	2,074
Series 8, Reg. S, 4.75%, 07/04/2040	EUR	875	1,889
Series 97, Reg. S, 6.50%, 07/04/2027	EUR	1,410	2,233
Series 98, Reg. S, 4.75%, 07/04/2028	EUR	1,661	2,542
Series 98, Reg. S, 5.63%, 01/04/2028	EUR	780	1,219
Series 2007, Reg. S, 4.25%, 07/04/2039	EUR	1,020	2,046
Series G, Reg. S, 0.00%, 08/15/2030	EUR	770	902
Series G, Reg. S, 0.00%, 08/15/2050	EUR	512	565
Bundesschatzanweisungen, (Germany), Reg. S, 0.00%, 03/10/2023	EUR	1,207	1,385
Caisse d’Amortissement de la Dette Sociale, (France),
Reg. S, 0.00%, 02/25/2028	EUR	200	228
Reg. S, 0.00%, 11/25/2030	EUR	300	334
Reg. S, 0.00%, 05/25/2031	EUR	100	111
Reg. S, 0.13%, 10/25/2023	EUR	1,800	2,069
Reg. S, 0.13%, 09/15/2031	EUR	300	334
Reg. S, 4.00%, 12/15/2025	EUR	1,383	1,838
Caisse Francaise de Financement Local, (France),
Reg. S, 0.01%, 05/07/2025	EUR	100	114
Reg. S, 0.13%, 06/30/2031	EUR	100	112
Reg. S, 0.50%, 01/16/2025	EUR	100	116
Reg. S, 0.50%, 10/01/2046	EUR	100	111
Reg. S, 1.00%, 04/25/2028	EUR	100	120
Reg. S, 1.25%, 05/11/2032	EUR	100	125
Reg. S, 1.50%, 06/28/2038	EUR	100	131
Series 12, Reg. S, 0.63%, 01/26/2023	EUR	200	231

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Canada Housing Trust No. 1, (Canada), 0.95%, 06/15/2025 (e)	CAD	1,000	779
Canadian Government Bond, (Canada),
1.00%, 06/01/2027	CAD	200	156
1.50%, 06/01/2031	CAD	600	478
2.00%, 09/01/2023	CAD	1,900	1,529
2.00%, 12/01/2051	CAD	400	340
3.50%, 12/01/2045	CAD	2,090	2,249
4.00%, 06/01/2041	CAD	150	165
Canton of Geneva Switzerland, (Switzerland), Reg. S, 0.02%, 11/27/2024	CHF	240	266
Canton of Zurich, (Switzerland), Reg. S, 0.10%, 06/23/2045	CHF	50	54
Cassa Depositi e Prestiti SpA, (Italy),
Reg. S, 0.75%, 11/21/2022	EUR	600	690
Reg. S, 1.00%, 09/21/2028	EUR	100	116
Reg. S, 2.00%, 04/20/2027	EUR	100	122
Reg. S, 2.13%, 09/27/2023	EUR	200	236
CDP Financial, Inc., (Canada), Reg. S, 5.60%, 11/25/2039		250	355
Chile Government International Bond, (Chile),
0.83%, 07/02/2031	EUR	550	623
1.25%, 01/22/2051	EUR	200	205
2.55%, 01/27/2032		200	199
China Development Bank, (China),
Reg. S, 3.23%, 11/27/2025	CNH	10,000	1,589
Reg. S, 4.20%, 01/19/2027	CNH	10,000	1,652
Reg. S, 4.30%, 08/02/2032	CNH	3,000	508
Reg. S, 4.35%, 08/06/2024	CNH	7,000	1,139
Reg. S, 4.35%, 09/19/2024	CNH	1,000	163
Series 1510, 4.21%, 04/13/2025	CNY	30,000	4,929
Series 1518, 3.74%, 09/10/2025	CNY	28,000	4,541
Series 1605, 3.80%, 01/25/2036	CNY	32,000	5,251
Series 1610, 3.18%, 04/05/2026	CNY	30,000	4,775
Series 1613, 3.05%, 08/25/2026	CNY	10,000	1,582
Series 1710, 4.04%, 04/10/2027	CNY	118,000	19,437
Series 1804, 4.69%, 03/23/2023	CNY	45,000	7,256
Series 1805, 4.88%, 02/09/2028	CNY	17,000	2,947
Series 1806, 4.73%, 04/02/2025	CNY	20,230	3,372
Series 1810, 4.04%, 07/06/2028	CNY	17,000	2,832

SEE NOTES TO FINANCIAL STATEMENTS.

104	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 1903, 3.30%, 02/01/2024	CNY	35,000	5,576
Series 1904, 3.68%, 02/26/2026	CNY	28,000	4,534
Series 1905, 3.48%, 01/08/2029	CNY	226,500	36,490
Series 1908, 3.42%, 07/02/2024	CNY	121,000	19,366
Series 1909, 3.50%, 08/13/2026	CNY	57,100	9,174
Series 1910, 3.65%, 05/21/2029	CNY	187,900	30,601
Series 1915, 3.45%, 09/20/2029	CNY	147,000	23,640
Series 2003, 3.23%, 01/10/2025	CNY	232,300	37,080
Series 2004, 3.43%, 01/14/2027	CNY	85,000	13,646
Series 2005, 3.07%, 03/10/2030	CNY	30,000	4,687
Series 2008, 2.89%, 06/22/2025	CNY	15,000	2,366
Series 2010, 3.09%, 06/18/2030	CNY	20,000	3,131
Series 2015, 3.70%, 10/20/2030	CNY	28,000	4,581
Series 2105, 3.66%, 03/01/2031	CNY	21,000	3,428
China Government Bond, (China),
1.99%, 04/09/2025	CNY	535,700	82,569
2.36%, 07/02/2023	CNY	408,500	64,095
2.68%, 05/21/2030	CNY	463,700	71,675
2.85%, 06/04/2027	CNY	606,500	96,059
2.91%, 10/14/2028	CNY	13,000	2,055
Reg. S, 3.16%, 06/27/2023	CNH	500	79
Reg. S, 3.30%, 07/04/2023	CNH	2,000	318
Reg. S, 3.31%, 11/30/2025	CNH	2,000	322
Reg. S, 3.38%, 11/21/2024	CNH	3,000	481
Reg. S, 3.38%, 07/04/2026	CNH	24,000	3,879
3.39%, 03/16/2050	CNY	308,300	48,024
Reg. S, 3.60%, 06/27/2028	CNH	22,000	3,634
Reg. S, 3.60%, 05/21/2030	CNH	7,000	1,160
3.73%, 05/25/2070	CNY	20,670	3,467
3.76%, 03/22/2071	CNY	75,130	12,709
3.81%, 09/14/2050	CNY	143,900	24,166
Reg. S, 3.85%, 12/12/2026	CNH	19,000	3,152
Reg. S, 3.90%, 07/04/2036	CNH	13,500	2,295
Reg. S, 4.00%, 05/22/2024	CNH	8,500	1,378
Reg. S, 4.00%, 11/30/2035	CNH	6,500	1,120
Reg. S, 4.15%, 12/04/2027	CNH	20,000	3,386
Reg. S, 4.29%, 05/22/2029	CNH	3,000	517
Reg. S, 4.40%, 12/12/2046	CNH	25,000	4,554
Series 1824, 4.08%, 10/22/2048	CNY	22,100	3,868

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 1906, 3.29%, 05/23/2029	CNY	48,000	7,737
Series 1908, 4.00%, 06/24/2069	CNY	5,000	883
Series 1910, 3.86%, 07/22/2049	CNY	32,500	5,483
Series 1915, 3.13%, 11/21/2029	CNY	38,000	6,077
China Government International Bond, (China),
Reg. S, 0.13%, 11/12/2026	EUR	200	228
Reg. S, 0.50%, 11/12/2031	EUR	650	724
City of Milan Italy, (Italy), 4.02%, 06/29/2035	EUR	40	58
City of Montreal Canada, (Canada), 2.30%, 09/01/2029	CAD	600	484
City of Quebec Canada, (Canada),
2.10%, 07/06/2031	CAD	300	234
2.65%, 12/20/2027	CAD	565	466
City of Toronto Canada, (Canada),
2.95%, 04/28/2035	CAD	200	167
3.50%, 06/02/2036	CAD	300	266
Corp. de Reservas Estrategicas de Productos Petroliferos Cores, (Spain), Reg. S, 1.50%, 11/27/2022	EUR	600	695
CPPIB Capital, Inc., (Canada),
Reg. S, 0.25%, 04/06/2027	EUR	1,450	1,665
Reg. S, 0.38%, 06/20/2024	EUR	300	347
Reg. S, 0.75%, 07/15/2049	EUR	300	336
Croatia Government International Bond, (Croatia), Reg. S, 1.13%, 03/04/2033	EUR	500	565
Cyprus Government International Bond, (Cyprus),
Reg. S, 0.63%, 12/03/2024	EUR	347	402
Reg. S, 0.63%, 01/21/2030	EUR	235	267
Reg. S, 1.25%, 01/21/2040	EUR	720	823
Reg. S, 2.25%, 04/16/2050	EUR	10	14
Czech Republic Government Bond, (Czech Republic),
Series 11Y, 1.75%, 06/23/2032	CZK	3,170	130
Series 49, Reg. S, 4.20%, 12/04/2036	CZK	5,390	290
Series 53, Reg. S, 4.85%, 11/26/2057	CZK	1,000	63
Series 58, Reg. S, 5.70%, 05/25/2024	CZK	140	7
Series 78, Reg. S, 2.50%, 08/25/2028	CZK	7,890	348
Series 89, Reg. S, 2.40%, 09/17/2025	CZK	16,910	748
Series 95, Reg. S, 1.00%, 06/26/2026	CZK	6,860	284
Series 97, Reg. S, 0.45%, 10/25/2023	CZK	12,000	518
Series 100, 0.25%, 02/10/2027	CZK	26,000	1,024
Series 103, 2.00%, 10/13/2033	CZK	2,260	95
Series 105, 2.75%, 07/23/2029	CZK	11,450	512
Series 121, 1.20%, 03/13/2031	CZK	15,770	620

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	105

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 125, 1.50%, 04/24/2040	CZK	3,380	126
Series 130, 0.05%, 11/29/2029	CZK	4,980	181
Denmark Government Bond, (Denmark),
1.50%, 11/15/2023	DKK	3,720	592
1.75%, 11/15/2025	DKK	1,380	228
4.50%, 11/15/2039	DKK	6,220	1,690
7.00%, 11/10/2024	DKK	1,470	273
Series 10Y, Reg. S, 0.00%, 11/15/2031 (e)	DKK	3,023	460
Series 10Y, 0.50%, 11/15/2027	DKK	3,788	604
Series 10YR, Reg. S, 0.50%, 11/15/2029 (e)	DKK	9,644	1,539
Series 30Y, Reg. S, 0.25%, 11/15/2052 (e)	DKK	2,931	438
Development Bank of Japan, Inc., (Japan),
Reg. S, 0.88%, 10/10/2025	EUR	1,000	1,173
Reg. S, 1.13%, 04/28/2023	GBP	600	814
4.75%, 11/26/2027	EUR	900	1,297
Series 86, 0.24%, 10/13/2027	JPY	100,000	877
Estonia Government International Bond, (Estonia), Reg. S, 0.13%, 06/10/2030	EUR	200	226
European Union, (Supranational), Reg. S, 3.38%, 04/04/2032	EUR	600	905
Export-Import Bank of China (The), (China),
Series 1514, 3.87%, 09/14/2025	CNY	31,000	5,038
Series 1603, 3.33%, 02/22/2026	CNY	10,100	1,615
Series 1610, 3.18%, 09/05/2026	CNY	10,000	1,585
Series 1703, 4.11%, 03/20/2027	CNY	30,000	4,963
Series 1905, 3.28%, 02/11/2024	CNY	63,000	10,023
Series 1910, 3.86%, 05/20/2029	CNY	94,500	15,577
Series 2003, 2.17%, 04/07/2023	CNY	47,500	7,430
Series 2005, 2.93%, 03/02/2025	CNY	114,600	18,115
Series 2007, 3.26%, 02/24/2027	CNY	61,000	9,743
Series 2010, 3.23%, 03/23/2030	CNY	67,500	10,643
Series 2011, 3.74%, 11/16/2030	CNY	10,000	1,640
Series 2013, 3.34%, 09/04/2023	CNY	46,000	7,314
Export-Import Bank of Korea, (South Korea),
Reg. S, 2.60%, 11/08/2023	AUD	1,100	818
Reg. S, 8.00%, 05/15/2024	IDR	400,000	30

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Finland Government Bond, (Finland),
Reg. S, 0.00%, 09/15/2023 (e)	EUR	330	379
Reg. S, 0.00%, 09/15/2030 (e)	EUR	50	57
Reg. S, 0.13%, 09/15/2031 (e)	EUR	188	215
Reg. S, 0.13%, 04/15/2036 (e)	EUR	120	133
Reg. S, 0.13%, 04/15/2052 (e)	EUR	220	225
Reg. S, 0.25%, 09/15/2040 (e)	EUR	384	427
Reg. S, 0.50%, 04/15/2026 (e)	EUR	820	971
Reg. S, 0.50%, 09/15/2027 (e)	EUR	280	333
Reg. S, 0.50%, 09/15/2029 (e)	EUR	610	727
Reg. S, 0.75%, 04/15/2031 (e)	EUR	321	390
Reg. S, 0.88%, 09/15/2025 (e)	EUR	430	514
Reg. S, 1.13%, 04/15/2034 (e)	EUR	522	661
Reg. S, 2.00%, 04/15/2024 (e)	EUR	447	540
Reg. S, 2.63%, 07/04/2042 (e)	EUR	170	281
Reg. S, 4.00%, 07/04/2025 (e)	EUR	270	357
Series 30Y, Reg. S, 1.38%, 04/15/2047 (e)	EUR	310	437
Finnvera OYJ, (Finland), Reg. S, 0.38%, 04/09/2029	EUR	100	116
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, (Spain),
Reg. S, 0.01%, 09/17/2025	EUR	100	115
Reg. S, 0.85%, 12/17/2023	EUR	600	700
Free and Hanseatic City of Hamburg, (Germany),
Reg. S, 0.00%, 04/07/2026	EUR	280	320
Reg. S, 0.01%, 06/30/2028	EUR	180	205
0.01%, 11/05/2035	EUR	70	75
Reg. S, 0.20%, 09/03/2049	EUR	70	71
Reg. S, 0.25%, 02/18/2041	EUR	94	101
Free State of Bavaria, (Germany), Reg. S, 0.01%, 01/18/2035	EUR	352	381
Free State of Saxony, (Germany), Reg. S, 0.01%, 11/05/2029	EUR	197	223
French Republic Government Bond OAT, (France),
Reg. S, 0.00%, 11/25/2029	EUR	2,745	3,128
Reg. S, 0.00%, 03/25/2023	EUR	2,371	2,721
Reg. S, 0.00%, 02/25/2024	EUR	2,360	2,719
Reg. S, 0.00%, 03/25/2024	EUR	1,300	1,499
Reg. S, 0.00%, 03/25/2025	EUR	3,340	3,861
Reg. S, 0.00%, 02/25/2026	EUR	85	98
Reg. S, 0.00%, 02/25/2027	EUR	1,205	1,389
Reg. S, 0.00%, 11/25/2030	EUR	3,153	3,556
Reg. S, 0.00%, 11/25/2031	EU	R1,454	1,623
Reg. S, 0.25%, 11/25/2026	EUR	3,576	4,184
Reg. S, 0.50%, 05/25/2025	EUR	2,513	2,954
Reg. S, 0.50%, 05/25/2026	EUR	1,637	1,934
Reg. S, 0.50%, 05/25/2029	EUR	2,197	2,607
Reg. S, 0.50%, 05/25/2040 (e)	EUR	4,569	5,082
Reg. S, 0.50%, 06/25/2044 (e)	EUR	538	585
Reg. S, 0.50%, 05/25/2072 (e)	EUR	553	487
Reg. S, 0.75%, 05/25/2028	EUR	1,893	2,284

SEE NOTES TO FINANCIAL STATEMENTS.

106	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.75%, 11/25/2028	EUR	1,480	1,788
Reg. S, 0.75%, 05/25/2052 (e)	EUR	3,168	3,449
Reg. S, 0.75%, 05/25/2053 (e)	EUR	497	534
Reg. S, 1.00%, 11/25/2025	EUR	1,560	1,874
Reg. S, 1.00%, 05/25/2027	EUR	2,841	3,460
Reg. S, 1.25%, 05/25/2034	EUR	2,115	2,667
Reg. S, 1.25%, 05/25/2036 (e)	EUR	2,295	2,897
Reg. S, 1.50%, 05/25/2031	EUR	3,873	4,976
Reg. S, 1.50%, 05/25/2050 (e)	EUR	1,911	2,523
Reg. S, 1.75%, 05/25/2023	EUR	3,881	4,565
Reg. S, 1.75%, 11/25/2024	EUR	2,526	3,066
Reg. S, 1.75%, 06/25/2039 (e)	EUR	1,494	2,054
Reg. S, 1.75%, 05/25/2066 (e)	EUR	770	1,099
Reg. S, 2.00%, 05/25/2048 (e)	EUR	1,553	2,274
Reg. S, 2.25%, 05/25/2024	EUR	883	1,074
Reg. S, 2.50%, 05/25/2030	EUR	6,088	8,387
Reg. S, 2.75%, 10/25/2027	EUR	2,266	3,038
Reg. S, 3.25%, 05/25/2045	EUR	1,220	2,144
Reg. S, 3.50%, 04/25/2026	EUR	36	48
Reg. S, 4.00%, 10/25/2038	EUR	738	1,317
Reg. S, 4.00%, 04/25/2055 (e)	EUR	966	2,070
Reg. S, 4.00%, 04/25/2060	EUR	768	1,728
Reg. S, 4.25%, 10/25/2023	EUR	1,910	2,368
Reg. S, 4.50%, 04/25/2041	EUR	2,142	4,171
Reg. S, 4.75%, 04/25/2035	EUR	1,867	3,343
Reg. S, 5.50%, 04/25/2029	EUR	2,037	3,276
Reg. S, 5.75%, 10/25/2032	EUR	1,159	2,108
Reg. S, 6.00%, 10/25/2025	EUR	2,740	3,897
Reg. S, 8.50%, 04/25/2023	EUR	1,220	1,556
Gemeinsame Deutsche Bundeslaender, (Germany),
Series 46, Reg. S, 1.13%, 09/30/2024	EUR	720	851
Series 58, Reg. S, 0.00%, 02/19/2027	EUR	220	251
Gestion Securite de Stocks Securite SA, (France), Reg. S, 4.00%, 01/24/2024	EUR	100	124
Hong Kong Government Bond Programme, (Hong Kong),
1.68%, 01/21/2026	HKD	11,350	1,490
1.97%, 01/17/2029	HKD	1,300	174
Housing & Development Board, (Singapore),
Reg. S, 1.76%, 02/24/2027	SGD	250	186
1.87%, 07/21/2033	SGD	1,000	735
Reg. S, 2.25%, 11/21/2024	SGD	750	571
Reg. S, 2.32%, 01/24/2028	SGD	250	192
Reg. S, 2.60%, 10/30/2029	SGD	1,500	1,179
Hungary Government Bond, (Hungary),
Series 24/C, 2.50%, 10/24/2024	HUF	281,740	830
Series 26/E, 1.50%, 04/22/2026	HUF	100,410	275
Series 26/D, 2.75%, 12/22/2026	HUF	80,210	229
Series 27/A, 3.00%, 10/27/2027	HUF	194,780	555

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 28/A, 6.75%, 10/22/2028	HUF	75,000	261
Series 30/A, 3.00%, 08/21/2030	HUF	157,350	432
Series 33/A, 2.25%, 04/20/2033	HUF	57,020	141
Series 34/A, 2.25%, 06/22/2034	HUF	44,800	106
Series 41/A, 3.00%, 04/25/2041	HUF	27,170	65
Hungary Government International Bond, (Hungary),
Reg. S, 0.50%, 11/18/2030	EUR	500	557
Reg. S, 1.63%, 04/28/2032	EUR	500	593
Reg. S, 1.75%, 10/10/2027	EUR	425	526
Hydro-Quebec, (Canada),
6.00%, 02/15/2040	CAD	300	360
SUB, 8.40%, 03/28/2025		200	242
SUB, 8.91%, 11/18/2024		800	969
Series HK, 9.38%, 04/15/2030		500	778
Indonesia Government International Bond, (Indonesia),
0.90%, 02/14/2027	EUR	1,600	1,822
1.85%, 03/12/2031		234	228
Reg. S, 2.15%, 07/18/2024	EUR	550	655
Reg. S, 3.75%, 06/14/2028	EUR	500	661
Indonesia Treasury Bond, (Indonesia),
Series FR56, 8.38%, 09/15/2026	IDR	13,567,000	1,074
Series FR63, 5.63%, 05/15/2023	IDR	55,000,000	3,958
Series FR64, 6.13%, 05/15/2028	IDR	65,993,000	4,709
Series FR74, 7.50%, 08/15/2032	IDR	54,368,000	4,055
Series FR75, 7.50%, 05/15/2038	IDR	110,122,000	8,051
Series FR76, 7.38%, 05/15/2048	IDR	33,695,000	2,436
Series FR80, 7.50%, 06/15/2035	IDR	25,000,000	1,837
Series FR81, 6.50%, 06/15/2025	IDR	119,400,000	8,822
Series FR82, 7.00%, 09/15/2030	IDR	83,820,000	6,093
Series FR83, 7.50%, 04/15/2040	IDR	39,000,000	2,858
Series FR85, 7.75%, 04/15/2031	IDR	30,000,000	2,288
Series FR86, 5.50%, 04/15/2026	IDR	52,000,000	3,702

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	107

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series FR87, 6.50%, 02/15/2031	IDR	34,800,000	2,464
Series FR90, 5.13%, 04/15/2027	IDR	3,155,000	223
Series FR91, 6.38%, 04/15/2032	IDR	6,330,000	447
Industrial Bank of Korea, (South Korea), Reg. S, 0.02%, 07/16/2025	CHF	300	330
Infraestruturas de Portugal SA, (Portugal), Reg. S, 4.68%, 10/16/2024	EUR	150	194
Instituto de Credito Oficial, (Spain), Reg. S, 0.25%, 04/30/2024	EUR	50	58
International Bank for Reconstruction & Development, (Supranational),
0.00%, 01/15/2027	EUR	1,125	1,286
Zero Coupon, 10/31/2030		1,000	828
0.10%, 09/17/2035	EUR	775	843
0.20%, 01/21/2061	EUR	500	480
0.25%, 09/23/2027	GBP	900	1,163
0.38%, 07/28/2025		50	49
0.50%, 07/24/2023	GBP	1,450	1,954
0.50%, 06/21/2035	EUR	50	58
0.88%, 12/13/2024	GBP	50	67
1.63%, 01/15/2025		475	483
2.00%, 01/26/2022		165	165
2.50%, 03/19/2024		365	378
3.00%, 09/27/2023		200	208
Investitionsbank Schleswig-Holstein, (Germany), Reg. S, 0.01%, 05/15/2026	EUR	100	114
Ireland Government Bond, (Ireland),
Reg. S, 0.20%, 10/18/2030	EUR	881	1,009
Reg. S, 0.40%, 05/15/2035	EUR	691	775
Reg. S, 0.00%, 10/18/2031	EUR	530	588
Reg. S, 0.20%, 05/15/2027	EUR	880	1,022
Reg. S, 0.55%, 04/22/2041	EUR	295	327
Reg. S, 0.90%, 05/15/2028	EUR	12	15
Reg. S, 1.10%, 05/15/2029	EUR	517	636
Reg. S, 1.35%, 03/18/2031	EUR	365	463
Reg. S, 1.50%, 05/15/2050	EUR	524	686
Reg. S, 1.70%, 05/15/2037	EUR	290	386
Reg. S, 2.00%, 02/18/2045	EUR	455	661
Reg. S, 2.40%, 05/15/2030	EUR	590	804
Reg. S, 3.40%, 03/18/2024	EUR	490	607
Reg. S, 3.90%, 03/20/2023	EUR	270	324
5.40%, 03/13/2025	EUR	790	1,068
Israel Government AID Bond, (Israel), 5.50%, 09/18/2033		900	1,245

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Israel Government Bond — Fixed, (Israel),
Series 142, 5.50%, 01/31/2042	ILS	290	153
Series 327, 2.00%, 03/31/2027	ILS	800	280
Series 330, 1.00%, 03/31/2030	ILS	1,200	388
Series 537, 1.50%, 05/31/2037	ILS	305	95
Israel Government International Bond, (Israel),
Reg. S, 2.50%, 01/16/2049	EUR	425	623
2.75%, 07/03/2030		200	213
Italy Buoni Poliennali Del Tesoro, (Italy),
Reg. S, 0.85%, 01/15/2027	EUR	6,435	7,467
Reg. S, 1.80%, 03/01/2041 (e)	EUR	1,142	1,313
Reg. S, 2.15%, 03/01/2072 (e)	EUR	290	316
Reg. S, 0.00%, 01/15/2024	EUR	1,045	1,192
Reg. S, 0.00%, 04/15/2024	EUR	1,278	1,455
Reg. S, 0.30%, 08/15/2023	EUR	1,640	1,884
Reg. S, 0.35%, 02/01/2025	EUR	380	436
Reg. S, 0.50%, 02/01/2026	EUR	448	514
Reg. S, 0.50%, 07/15/2028	EUR	154	173
Reg. S, 0.60%, 06/15/2023	EUR	1,640	1,893
Reg. S, 0.60%, 08/01/2031 (e)	EUR	964	1,045
Reg. S, 0.65%, 10/15/2023	EUR	1,000	1,156
Reg. S, 0.90%, 04/01/2031	EUR	927	1,038
Reg. S, 0.95%, 09/15/2027 (e)	EUR	880	1,023
Reg. S, 0.95%, 08/01/2030	EUR	1,510	1,713
Reg. S, 0.95%, 12/01/2031 (e)	EUR	371	414
Reg. S, 0.95%, 03/01/2037 (e)	EUR	334	350
Reg. S, 1.25%, 12/01/2026	EUR	997	1,181
Reg. S, 1.35%, 04/01/2030	EUR	1,390	1,635
Reg. S, 1.45%, 11/15/2024	EUR	1,900	2,248
Reg. S, 1.45%, 05/15/2025	EUR	1,013	1,203
Reg. S, 1.45%, 03/01/2036 (e)	EUR	1,079	1,229
Reg. S, 1.50%, 06/01/2025	EUR	1,620	1,928
Reg. S, 1.50%, 04/30/2045 (e)	EUR	907	969
Reg. S, 1.65%, 12/01/2030 (e)	EUR	2,329	2,788
Reg. S, 1.65%, 03/01/2032 (e)	EUR	676	806
Reg. S, 1.70%, 09/01/2051 (e)	EUR	1,079	1,151
Reg. S, 1.75%, 07/01/2024	EUR	1,140	1,354

SEE NOTES TO FINANCIAL STATEMENTS.

108	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 1.85%, 07/01/2025 (e)	EUR	2,260	2,721
Reg. S, 2.00%, 12/01/2025	EUR	760	924
Reg. S, 2.00%, 02/01/2028	EUR	140	173
Reg. S, 2.05%, 08/01/2027	EUR	1,290	1,590
Reg. S, 2.10%, 07/15/2026	EUR	1,844	2,264
Reg. S, 2.20%, 06/01/2027	EUR	1,977	2,454
Reg. S, 2.25%, 09/01/2036 (e)	EUR	785	984
Reg. S, 2.45%, 09/01/2033 (e)	EUR	1,392	1,785
Reg. S, 2.50%, 12/01/2024	EUR	994	1,211
Reg. S, 2.50%, 11/15/2025	EUR	1,185	1,466
Reg. S, 2.70%, 03/01/2047 (e)	EUR	440	581
Reg. S, 2.80%, 12/01/2028	EUR	770	1,000
Reg. S, 2.80%, 03/01/2067 (e)	EUR	615	791
Reg. S, 2.95%, 09/01/2038 (e)	EUR	852	1,162
Reg. S, 3.00%, 08/01/2029	EUR	1,426	1,884
Reg. S, 3.10%, 03/01/2040 (e)	EUR	912	1,270
Reg. S, 3.25%, 09/01/2046 (e)	EUR	1,090	1,572
Reg. S, 3.35%, 03/01/2035 (e)	EUR	2,940	4,118
Reg. S, 3.45%, 03/01/2048 (e)	EUR	785	1,174
Reg. S, 3.50%, 03/01/2030 (e)	EUR	1,306	1,794
Reg. S, 3.75%, 09/01/2024	EUR	1,230	1,539
Reg. S, 3.85%, 09/01/2049 (e)	EUR	883	1,412
Reg. S, 4.00%, 02/01/2037 (e)	EUR	1,310	1,986
Reg. S, 4.50%, 05/01/2023	EUR	1,891	2,294
Reg. S, 4.50%, 03/01/2024	EUR	59	74
Reg. S, 4.50%, 03/01/2026 (e)	EUR	3	4
Reg. S, 4.75%, 08/01/2023 (e)	EUR	1,000	1,229
Reg. S, 4.75%, 09/01/2028 (e)	EUR	1,950	2,806
Reg. S, 4.75%, 09/01/2044 (e)	EUR	2,050	3,615
Reg. S, 5.00%, 03/01/2025 (e)	EUR	890	1,169
Reg. S, 5.00%, 08/01/2034 (e)	EUR	1,238	2,004
Reg. S, 5.00%, 08/01/2039 (e)	EUR	1,074	1,853
Reg. S, 5.00%, 09/01/2040 (e)	EUR	960	1,679
Reg. S, 5.25%, 11/01/2029	EUR	1,777	2,707
Reg. S, 5.75%, 02/01/2033	EUR	1,100	1,843
Reg. S, 6.00%, 05/01/2031	EUR	1,753	2,884
Reg. S, 6.50%, 11/01/2027	EUR	890	1,357
Reg. S, 7.25%, 11/01/2026	EUR	2,200	3,328
Reg. S, 9.00%, 11/01/2023	EUR	1,440	1,915
Series 5Y, Reg. S, 2.45%, 10/01/2023	EUR	2,143	2,554
Series CAC, Reg. S, 2.45%, 09/01/2050 (e)	EUR	1,002	1,255
Japan Bank for International Cooperation, (Japan), 2.38%, 07/21/2022		200	202
Japan Expressway Holding and Debt Repayment Agency, (Japan),
Series 37, 2.42%, 06/20/2028	JPY	100,000	999
Series 75, 1.96%, 09/19/2031	JPY	100,000	1,016
Series 271, 0.02%, 03/31/2026	JPY	200,000	1,739
Series 347, 0.73%, 04/30/2048	JPY	200,000	1,759
Japan Finance Corp., (Japan),
Series 57, 0.00%, 10/17/2025	JPY	400,000	3,476
Series 62, 0.00%, 07/31/2024	JPY	1,870,000	16,260

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Japan Finance Organization for Municipalities, (Japan),
Reg. S, 0.05%, 02/12/2027	EUR	500	567
Series 4, 0.31%, 07/28/2023	JPY	1,000,000	8,739
Series 39, 0.82%, 08/26/2022	JPY	10,000	88
Series 55, 0.78%, 12/28/2023	JPY	100,000	882
Series 69, 0.48%, 02/28/2025	JPY	100,000	881
Series 72, 0.51%, 05/23/2025	JPY	1,016,000	8,985
Series 2022, 2.32%, 06/18/2027	JPY	1,400,000	13,658
Japan Government Five Year Bond, (Japan),
Series 141, 0.10%, 09/20/2024	JPY	323,300	2,825
Series 142, 0.10%, 12/20/2024	JPY	798,450	6,981
Series 143, 0.10%, 03/20/2025	JPY	934,600	8,175
Series 144, 0.10%, 06/20/2025	JPY	329,000	2,880
Series 148, 0.01%, 06/20/2026	JPY	409,750	3,576
Japan Government Forty Year Bond, (Japan),
Series 1, 2.40%, 03/20/2048	JPY	100,000	1,241
Series 3, 2.20%, 03/20/2050	JPY	2,683,300	32,512
Series 4, 2.20%, 03/20/2051	JPY	540,200	6,575
Series 5, 2.00%, 03/20/2052	JPY	362,900	4,270
Series 6, 1.90%, 03/20/2053	JPY	246,950	2,867
Series 7, 1.70%, 03/20/2054	JPY	585,650	6,545
Series 8, 1.40%, 03/20/2055	JPY	484,800	5,074
Series 9, 0.40%, 03/20/2056	JPY	335,900	2,647
Series 10, 0.90%, 03/20/2057	JPY	150,450	1,385
Series 11, 0.80%, 03/20/2058	JPY	802,900	7,165
Series 12, 0.50%, 03/20/2059	JPY	1,067,100	8,620
Series 13, 0.50%, 03/20/2060	JPY	697,450	5,617
Series 14, 0.70%, 03/20/2061	JPY	576,500	4,939
Japan Government Ten Year Bond, (Japan),
Series 329, 0.80%, 06/20/2023	JPY	269,750	2,376
Series 330, 0.80%, 09/20/2023	JPY	5,101,700	45,028
Series 333, 0.60%, 03/20/2024	JPY	374,600	3,306
Series 334, 0.60%, 06/20/2024	JPY	1,632,950	14,438
Series 336, 0.50%, 12/20/2024	JPY	523,900	4,634
Series 341, 0.30%, 12/20/2025	JPY	1,248,950	11,024
Series 342, 0.10%, 03/20/2026	JPY	288,000	2,523
Series 343, 0.10%, 06/20/2026	JPY	3,348,200	29,343

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	109

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 344, 0.10%, 09/20/2026	JPY	2,222,800	19,485
Series 345, 0.10%, 12/20/2026	JPY	7,942,800	69,675
Series 346, 0.10%, 03/20/2027	JPY	1,000,000	8,773
Series 347, 0.10%, 06/20/2027	JPY	2,085,300	18,298
Series 348, 0.10%, 09/20/2027	JPY	3,407,900	29,909
Series 349, 0.10%, 12/20/2027	JPY	2,115,800	18,578
Series 350, 0.10%, 03/20/2028	JPY	1,729,600	15,189
Series 351, 0.10%, 06/20/2028	JPY	1,529,200	13,431
Series 352, 0.10%, 09/20/2028	JPY	1,452,200	12,755
Series 353, 0.10%, 12/20/2028	JPY	108,800	956
Series 354, 0.10%, 03/20/2029	JPY	309,200	2,718
Series 355, 0.10%, 06/20/2029	JPY	156,050	1,372
Series 356, 0.10%, 09/20/2029	JPY	2,192,650	19,267
Series 357, 0.10%, 12/20/2029	JPY	972,650	8,544
Series 358, 0.10%, 03/20/2030	JPY	1,355,150	11,898
Series 359, 0.10%, 06/20/2030		JPY 4,656,500	40,862
Series 360, 0.10%, 09/20/2030	JPY	910,250	7,979
Series 361, 0.10%, 12/20/2030	JPY	571,000	5,000
Series 363, 0.10%, 06/20/2031	JPY	1,765,250	15,411
Series 364, 0.10%, 09/20/2031	JPY	469,200	4,090
Japan Government Thirty Year Bond, (Japan),
Series 4, 2.90%, 11/20/2030	JPY	411,050	4,487
Series 5, 2.20%, 05/20/2031	JPY	143,400	1,497
Series 11, 1.70%, 06/20/2033	JPY	100,000	1,021
Series 12, 2.10%, 09/20/2033	JPY	152,100	1,617
Series 17, 2.40%, 12/20/2034	JPY	112,150	1,245
Series 18, 2.30%, 03/20/2035	JPY	973,400	10,731
Series 19, 2.30%, 06/20/2035	JPY	3,067,700	33,908
Series 20, 2.50%, 09/20/2035	JPY	156,800	1,775
Series 21, 2.30%, 12/20/2035	JPY	749,850	8,335
Series 22, 2.50%, 03/20/2036	JPY	132,250	1,506
Series 23, 2.50%, 06/20/2036	JPY	469,200	5,361
Series 24, 2.50%, 09/20/2036	JPY	754,250	8,640
Series 29, 2.40%, 09/20/2038	JPY	110,100	1,270

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 32, 2.30%, 03/20/2040	JPY	271,450	3,130
Series 33, 2.00%, 09/20/2040	JPY	3,468,800	38,536
Series 34, 2.20%, 03/20/2041	JPY	622,350	7,131
Series 35, 2.00%, 09/20/2041	JPY	844,000	9,434
Series 36, 2.00%, 03/20/2042	JPY	124,900	1,401
Series 37, 1.90%, 09/20/2042	JPY	1,512,850	16,772
Series 38, 1.80%, 03/20/2043	JPY	103,400	1,131
Series 39, 1.90%, 06/20/2043	JPY	316,950	3,528
Series 40, 1.80%, 09/20/2043	JPY	56,950	625
Series 41, 1.70%, 12/20/2043	JPY	385,100	4,161
Series 42, 1.70%, 03/20/2044	JPY	580,800	6,282
Series 44, 1.70%, 09/20/2044	JPY	283,000	3,067
Series 45, 1.50%, 12/20/2044	JPY	449,400	4,710
Series 46, 1.50%, 03/20/2045	JPY	761,350	7,982
Series 47, 1.60%, 06/20/2045	JPY	627,000	6,699
Series 48, 1.40%, 09/20/2045	JPY	2,214,250	22,835
Series 49, 1.40%, 12/20/2045	JPY	438,550	4,525
Series 50, 0.80%, 03/20/2046	JPY	131,550	1,203
Series 51, 0.30%, 06/20/2046	JPY	327,200	2,666
Series 52, 0.50%, 09/20/2046	JPY	324,750	2,770
Series 53, 0.60%, 12/20/2046	JPY	165,500	1,443
Series 56, 0.80%, 09/20/2047	JPY	2,286,950	20,777
Series 57, 0.80%, 12/20/2047	JPY	487,150	4,422
Series 58, 0.80%, 03/20/2048	JPY	305,200	2,765
Series 61, 0.70%, 12/20/2048	JPY	231,950	2,043
Series 62, 0.50%, 03/20/2049	JPY	2,299,450	19,217
Series 63, 0.40%, 06/20/2049	JPY	209,600	1,703
Series 64, 0.40%, 09/20/2049	JPY	187,050	1,517
Series 65, 0.40%, 12/20/2049	JPY	517,250	4,183
Series 66, 0.40%, 03/20/2050	JPY	608,500	4,924
Series 67, 0.60%, 06/20/2050	JPY	571,100	4,861
Series 68, 0.60%, 09/20/2050	JPY	131,500	1,120
Series 69, 0.70%, 12/20/2050	JPY	658,150	5,760
Series 70, 0.70%, 03/20/2051	JPY	493,700	4,310
Series 71, 0.70%, 06/20/2051	JPY	769,500	6,709
Series 72, 0.70%, 09/20/2051	JPY	142,600	1,242
Japan Government Twenty Year Bond, (Japan),
Series 72, 2.10%, 09/20/2024	JPY	975,400	8,984
Series 75, 2.10%, 03/20/2025	JPY	37,000	344
Series 80, 2.10%, 06/20/2025	JPY	517,000	4,836
Series 82, 2.10%, 09/20/2025	JPY	1,631,800	15,338
Series 92, 2.10%, 12/20/2026	JPY	196,250	1,891
Series 94, 2.10%, 03/20/2027	JPY	47,500	460
Series 96, 2.10%, 06/20/2027	JPY	93,350	908
Series 99, 2.10%, 12/20/2027	JPY	771,550	7,576
Series 102, 2.40%, 06/20/2028	JPY	900,900	9,077
Series 105, 2.10%, 09/20/2028	JPY	263,700	2,624
Series 109, 1.90%, 03/20/2029	JPY	6,139,250	60,896
Series 113, 2.10%, 09/20/2029	JPY	440,750	4,463

SEE NOTES TO FINANCIAL STATEMENTS.

110	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 118, 2.00%, 06/20/2030	JPY	1,865,000	18,970
Series 121, 1.90%, 09/20/2030	JPY	1,808,800	18,315
Series 122, 1.80%, 09/20/2030	JPY	965,200	9,700
Series 123, 2.10%, 12/20/2030	JPY	167,000	1,722
Series 124, 2.00%, 12/20/2030	JPY	253,200	2,591
Series 125, 2.20%, 03/20/2031	JPY	768,850	8,010
Series 126, 2.00%, 03/20/2031	JPY	845,200	8,671
Series 127, 1.90%, 03/20/2031	JPY	636,450	6,478
Series 128, 1.90%, 06/20/2031	JPY	797,950	8,143
Series 131, 1.70%, 09/20/2031	JPY	1,095,000	11,018
Series 133, 1.80%, 12/20/2031	JPY	526,850	5,357
Series 134, 1.80%, 03/20/2032	JPY	447,550	4,561
Series 137, 1.70%, 06/20/2032	JPY	514,700	5,211
Series 140, 1.70%, 09/20/2032	JPY	1,921,750	19,494
Series 145, 1.70%, 06/20/2033	JPY	109,050	1,113
Series 146, 1.70%, 09/20/2033	JPY	173,100	1,771
Series 148, 1.50%, 03/20/2034	JPY	970,000	9,760
Series 149, 1.50%, 06/20/2034	JPY	4,177,850	42,101
Series 150, 1.40%, 09/20/2034	JPY	6,281,850	62,712
Series 151, 1.20%, 12/20/2034	JPY	585,550	5,725
Series 152, 1.20%, 03/20/2035	JPY	1,277,600	12,501
Series 153, 1.30%, 06/20/2035	JPY	800,000	7,924
Series 154, 1.20%, 09/20/2035	JPY	845,850	8,288
Series 155, 1.00%, 12/20/2035	JPY	963,350	9,221
Series 156, 0.40%, 03/20/2036	JPY	838,350	7,415
Series 157, 0.20%, 06/20/2036	JPY	1,132,250	9,730
Series 158, 0.50%, 09/20/2036	JPY	582,700	5,217

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 159, 0.60%, 12/20/2036	JPY	483,950	4,389
Series 161, 0.60%, 06/20/2037	JPY	485,850	4,399
Series 164, 0.50%, 03/20/2038	JPY	649,700	5,776
Series 165, 0.50%, 06/20/2038	JPY	397,450	3,529
Series 166, 0.70%, 09/20/2038	JPY	308,900	2,826
Series 167, 0.50%, 12/20/2038	JPY	1,149,500	10,179
Series 168, 0.40%, 03/20/2039	JPY	590,400	5,138
Series 172, 0.40%, 03/20/2040	JPY	145,000	1,254
Series 173, 0.40%, 06/20/2040	JPY	872,500	7,530
Series 174, 0.40%, 09/20/2040	JPY	2,985,300	25,715
Series 175, 0.50%, 12/20/2040	JPY	698,400	6,116
Series 176, 0.50%, 03/20/2041	JPY	753,650	6,589
Series 177, 0.40%, 06/20/2041	JPY	908,850	7,798
Series 178, 0.50%, 09/20/2041	JPY	1,109,700	9,685
Japan Government Two Year Bond, (Japan),
Series 415, 0.10%, 08/01/2022	JPY	959,300	8,349
Series 430, 0.01%, 11/01/2023	JPY	300,000	2,613
Series 432, 0.01%, 01/01/2024 (w)	JPY	1,537,000	13,389
Japan Housing Finance Agency, (Japan),
Series 71, 1.75%, 03/19/2026	JPY	200,000	1,863
Series 108, 1.43%, 06/18/2027	JPY	100,000	933
Japan International Cooperation Agency, (Japan), Series 35, 0.08%, 06/19/2026	JPY	200,000	1,740
Japanese Government CPI Linked Bond, (Japan), Series 25, 0.20%, 03/10/2030	JPY	99,911	934
Jersey International Bond, (Jersey), Reg. S, 3.75%, 06/09/2054	GBP	400	813
Junta de Castilla y Leon, (Spain), Reg. S, 0.43%, 04/30/2030	EUR	62	70
Kazakhstan Government International Bond, (Kazakhstan), Reg. S, 1.50%, 09/30/2034	EUR	200	227

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	111

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Kingdom of Belgium Government Bond, (Belgium),
Series 44, Reg. S, 5.00%, 03/28/2035 (e)	EUR	580	1,059
Series 60, Reg. S, 4.25%, 03/28/2041 (e)	EUR	710	1,332
Series 66, Reg. S, 4.00%, 03/28/2032	EUR	382	607
Series 68, Reg. S, 2.25%, 06/22/2023	EUR	762	904
Series 71, Reg. S, 3.75%, 06/22/2045	EUR	470	877
Series 72, Reg. S, 2.60%, 06/22/2024 (e)	EUR	250	307
Series 73, Reg. S, 3.00%, 06/22/2034 (e)	EUR	2,227	3,369
Series 74, Reg. S, 0.80%, 06/22/2025 (e)	EUR	1,289	1,534
Series 75, Reg. S, 1.00%, 06/22/2031 (e)	EUR	477	588
Series 76, Reg. S, 1.90%, 06/22/2038 (e)	EUR	493	682
Series 77, Reg. S, 1.00%, 06/22/2026 (e)	EUR	1,412	1,708
Series 78, Reg. S, 1.60%, 06/22/2047 (e)	EUR	1,027	1,364
Series 79, Reg. S, 0.20%, 10/22/2023 (e)	EUR	247	285
Series 80, Reg. S, 2.15%, 06/22/2066 (e)	EUR	381	603
Series 81, Reg. S, 0.80%, 06/22/2027 (e)	EUR	310	375
Series 82, Reg. S, 0.50%, 10/22/2024 (e)	EUR	1,000	1,173
Series 83, Reg. S, 2.25%, 06/22/2057 (e)	EUR	307	482
Series 84, Reg. S, 1.45%, 06/22/2037 (e)	EUR	300	388
Series 85, Reg. S, 0.80%, 06/22/2028 (e)	EUR	1,582	1,921
Series 86, Reg. S, 1.25%, 04/22/2033 (e)	EUR	1,100	1,402
Series 87, Reg. S, 0.90%, 06/22/2029 (e)	EUR	1,124	1,375
Series 88, Reg. S, 1.70%, 06/22/2050 (e)	EUR	700	952
Series 89, Reg. S, 0.10%, 06/22/2030 (e)	EUR	722	828
Series 90, Reg. S, 0.40%, 06/22/2040 (e)	EUR	660	715
Series 91, Reg. S, 0.00%, 10/22/2027 (e)	EUR	1,326	1,533
Series 92, Reg. S, 0.00%, 10/22/2031 (e)	EUR	547	612

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 93, Reg. S, 0.65%, 06/22/2071 (e)	EUR	290	271
Kommunalbanken A/S, (Norway),
Reg. S, 0.05%, 10/24/2029	EUR	100	112
Reg. S, 0.63%, 04/20/2026	EUR	1,000	1,171
Kommunekredit, (Denmark),
Reg. S, 0.01%, 05/04/2034	EUR	500	538
Reg. S, 0.25%, 03/29/2023	EUR	175	201
Reg. S, 0.50%, 01/24/2025	EUR	700	814
Kommuninvest I Sverige AB, (Sweden),
Reg. S, 1.50%, 05/12/2025	SEK	3,000	344
Series 2505, Reg. S, 1.00%, 05/12/2025	SEK	5,000	565
Series 2602, Reg. S, 0.75%, 02/04/2026	SEK	2,880	321
Series G24, Reg. S, 0.38%, 03/27/2024	SEK	4,880	541
Korea Development Bank (The), (South Korea),
Reg. S, 1.83%, 08/10/2027	SEK	2,000	230
6.00%, 01/22/2025	IDR	15,000,000	1,070
Korea Expressway Corp., (South Korea), Reg. S, 3.10%, 06/08/2026		200	210
Korea Housing Finance Corp., (South Korea),
Reg. S, 0.01%, 06/29/2026	EUR	100	113
Reg. S, 0.10%, 06/18/2024	EUR	100	115
Korea Hydro & Nuclear Power Co. Ltd., (South Korea), Reg. S, 0.00%, 07/19/2024	CHF	300	331
Korea National Oil Corp., (South Korea),
Reg. S, 0.00%, 10/04/2024	CHF	300	331
Reg. S, 0.26%, 07/30/2027	CHF	300	332
Korea Treasury Bond, (South Korea),
Series 2306, 1.00%, 06/10/2023	KRW	32,596,600	27,209
Series 2312, 0.88%, 12/10/2023	KRW	4,806,750	3,982
Series 2409, 1.38%, 09/10/2024	KRW	13,098,440	10,889
Series 2509, 1.13%, 09/10/2025	KRW	23,030,000	18,815
Series 2603, 5.75%, 03/10/2026	KRW	5,119,010	4,954
Series 2612, 1.50%, 12/10/2026	KRW	9,600,000	7,865
Series 2912, 1.38%, 12/10/2029	KRW	21,024,070	16,566
Series 3006, 1.38%, 06/10/2030	KRW	7,900,000	6,192

SEE NOTES TO FINANCIAL STATEMENTS.

112	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 3106, 2.00%, 06/10/2031	KRW	7,015,550	5,764
Series 3112, 2.38%, 12/10/2031	KRW	4,994,480	4,236
Series 3509, 2.63%, 09/10/2035	KRW	669,780	583
Series 3909, 1.13%, 09/10/2039	KRW	20,326,920	14,071
Series 4603, 2.00%, 03/10/2046	KRW	4,244,000	3,344
Series 4703, 2.13%, 03/10/2047	KRW	4,548,060	3,669
Series 4803, 2.63%, 03/10/2048	KRW	5,294,330	4,703
Series 4903, 2.00%, 03/10/2049	KRW	1,376,010	1,080
Series 5003, 1.50%, 03/10/2050	KRW	17,807,000	12,417
Series 5103, 1.88%, 03/10/2051	KRW	3,175,300	2,417
Series 6609, 1.50%, 09/10/2066	KRW	2,340,000	1,527
Series 7009, 1.63%, 09/10/2070	KRW	989,340	667
Kuntarahoitus OYJ, (Finland),
Reg. S, 0.05%, 09/06/2029	EUR	400	454
Reg. S, 0.13%, 03/07/2024	EUR	180	207
Reg. S, 1.25%, 02/23/2033	EUR	200	251
Land Baden-Wuerttemberg, (Germany),
Reg. S, 0.01%, 09/02/2030	EUR	118	133
Reg. S, 0.63%, 01/27/2026	EUR	380	446
Series 120, Reg. S, 2.00%, 11/13/2023	EUR	220	262
Land Berlin, (Germany),
Reg. S, 0.01%, 07/02/2030	EUR	490	552
Reg. S, 0.10%, 01/18/2030	EUR	135	153
Series 493, Reg. S, 0.63%, 02/08/2027	EUR	570	672
Series 495, Reg. S, 1.38%, 06/05/2037	EUR	260	333
Series 506, Reg. S, 1.38%, 08/27/2038	EUR	115	148
Series 530, Reg. S, 0.10%, 01/18/2041	EUR	80	83
Land Thueringen, (Germany),
Reg. S, 0.05%, 05/06/2030	EUR	260	294
Reg. S, 0.13%, 01/13/2051	EUR	44	44
Latvia Government International Bond, (Latvia),
Reg. S, 0.00%, 03/17/2031	EUR	100	110
Reg. S, 1.13%, 05/30/2028	EUR	390	472
Reg. S, 1.38%, 05/16/2036	EUR	110	139
Reg. S, 1.88%, 02/19/2049	EUR	100	147

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Lithuania Government International Bond, (Lithuania),
Reg. S, 0.25%, 05/06/2025	EUR	70	80
Reg. S, 0.50%, 07/28/2050	EUR	210	215
Reg. S, 0.75%, 05/06/2030	EUR	440	520
Luxembourg Government Bond, (Luxembourg),
Reg. S, 0.00%, 04/28/2025	EUR	240	275
Reg. S, 0.00%, 11/13/2026	EUR	130	149
Reg. S, 0.00%, 04/28/2030	EUR	150	170
Malaysia Government Bond, (Malaysia),
Series 114, 4.18%, 07/15/2024	MYR	8,000	1,982
Series 118, 3.88%, 03/14/2025	MYR	2,000	493
Series 216, 4.74%, 03/15/2046	MYR	10,700	2,712
Series 217, 4.06%, 09/30/2024	MYR	12,000	2,969
Series 219, 3.89%, 08/15/2029	MYR	6,600	1,617
Series 220, 2.63%, 04/15/2031	MYR	8,510	1,887
Series 307, 3.50%, 05/31/2027	MYR	2,000	487
Series 317, 4.76%, 04/07/2037	MYR	2,200	574
Series 318, 4.64%, 11/07/2033	MYR	10,000	2,580
Series 319, 3.48%, 06/14/2024	MYR	5,500	1,341
Series 418, 4.89%, 06/08/2038	MYR	11,600	3,039
Series 419, 3.83%, 07/05/2034	MYR	3,300	788
Series 518, 4.92%, 07/06/2048	MYR	1,800	471
Series 519, 3.76%, 05/22/2040	MYR	1,790	410
Malaysia Government Investment Issue, (Malaysia),
Series 119, 4.13%, 07/09/2029	MYR	31,630	7,855
Series 217, 4.05%, 08/15/2024	MYR	3,090	762
Series 218, 4.37%, 10/31/2028	MYR	7,600	1,925
Series 219, 4.47%, 09/15/2039	MYR	2,000	495
Series 316, 4.07%, 09/30/2026	MYR	21,579	5,365
Series 417, 4.90%, 05/08/2047	MYR	521	134
Series 517, 4.76%, 08/04/2037	MYR	3,800	974
Series 519, 4.64%, 11/15/2049	MYR	2,995	734
Series 615, 4.79%, 10/31/2035	MYR	2,946	771
Series 617, 4.72%, 06/15/2033	MYR	3,000	783
Series 719, 3.15%, 05/15/2023	MYR	9,000	2,183
Metropolitano de Lisboa EPE, (Portugal), 7.30%, 12/23/2025	EUR	500	738
Mexican Bonos, (Mexico),
Series M, 7.75%, 05/29/2031	MXN	12,000	592
Series M 20, 7.50%, 06/03/2027	MXN	17,000	833
Series M 20, 8.50%, 05/31/2029	MXN	1,000	52
Mexico Government International Bond, (Mexico),
1.13%, 01/17/2030	EUR	600	662
1.35%, 09/18/2027	EUR	1,575	1,827
1.63%, 04/08/2026	EUR	100	118
2.13%, 10/25/2051	EUR	600	564
3.00%, 03/06/2045	EUR	425	493
4.13%, 01/21/2026		280	307
4.60%, 02/10/2048		250	266
5.75%, 10/12/2110		20	23
6.75%, 02/06/2024	GBP	100	150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	113

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Ministeries Van de Vlaamse Gemeenschap, (Belgium),
Reg. S, 0.01%, 06/23/2027	EUR	500	572
Reg. S, 1.00%, 01/23/2051	EUR	100	113
Reg. S, 1.38%, 11/21/2033	EUR	300	379
Reg. S, 1.50%, 07/12/2038	EUR	100	128
Reg. S, 1.50%, 04/11/2044	EUR	100	127
Municipal Finance Authority of British Columbia, (Canada),
1.10%, 06/01/2025	CAD	200	156
2.55%, 10/09/2029	CAD	300	248
2.80%, 12/03/2023	CAD	1,000	815
Nederlandse Waterschapsbank NV, (Netherlands),
Reg. S, 0.05%, 01/28/2030	EUR	374	423
0.13%, 09/25/2023	EUR	400	460
Reg. S, 0.25%, 06/07/2024	EUR	683	788
Reg. S, 0.75%, 10/04/2041	EUR	100	116
Reg. S, 1.00%, 03/01/2028	EUR	300	362
Reg. S, 1.25%, 05/27/2036	EUR	140	175
Reg. S, 1.50%, 06/15/2039	EUR	160	211
5.20%, 03/31/2025	CAD	1,000	886
Netherlands Government Bond, (Netherlands),
Reg. S, 0.00%, 01/15/2024 (e)	EUR	771	889
Reg. S, 0.00%, 01/15/2027 (e)	EUR	990	1,148
Reg. S, 0.00%, 07/15/2030 (e)	EUR	620	713
Reg. S, 0.00%, 07/15/2031 (e)	EUR	130	149
Reg. S, 0.00%, 01/15/2038 (e)	EUR	202	223
Reg. S, 0.00%, 01/15/2052 (e)	EUR	589	613
Reg. S, 0.25%, 07/15/2029 (e)	EUR	1,359	1,600
Reg. S, 0.50%, 01/15/2040 (e)	EUR	540	655
Reg. S, 0.75%, 07/15/2027 (e)	EUR	1,883	2,278
Reg. S, 0.75%, 07/15/2028 (e)	EUR	390	475
Reg. S, 1.75%, 07/15/2023 (e)	EUR	1,605	1,896
Reg. S, 2.00%, 07/15/2024 (e)	EUR	1,274	1,546
Reg. S, 2.50%, 01/15/2033 (e)		EUR 2,458	3,567
Reg. S, 2.75%, 01/15/2047 (e)	EUR	1,450	2,685
Reg. S, 3.75%, 01/15/2042 (e)	EUR	981	1,909
Reg. S, 4.00%, 01/15/2037 (e)	EUR	909	1,638
Reg. S, 5.50%, 01/15/2028 (e)	EUR	666	1,029
New South Wales Treasury Corp., (Australia),
Reg. S, 1.00%, 02/08/2024	AUD	500	365
Reg. S, 1.25%, 03/20/2025	AUD	3,000	2,184
Reg. S, 1.50%, 02/20/2032	AUD	1,000	694
Reg. S, 2.00%, 03/20/2031	AUD	1,900	1,389
Reg. S, 2.00%, 03/08/2033	AUD	3,500	2,521
2.25%, 05/07/2041	AUD	700	475
Reg. S, 3.00%, 03/20/2028	AUD	1,800	1,408
Reg. S, 3.00%, 02/20/2030	AUD	200	158
Series 27, Reg. S, 3.00%, 05/20/2027	AUD	4,100	3,195

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

New Zealand Government Bond, (New Zealand),
Series 423, Reg. S, 5.50%, 04/15/2023	NZD	3,250	2,337
Series 425, Reg. S, 2.75%, 04/15/2025	NZD	1,700	1,187
Series 427, Reg. S, 4.50%, 04/15/2027	NZD	730	557
Series 429, 3.00%, 04/20/2029	NZD	280	201
Series 433, Reg. S, 3.50%, 04/14/2033	NZD	1,980	1,496
Series 437, Reg. S, 2.75%, 04/15/2037	NZD	2,050	1,426
Series 524, 0.50%, 05/15/2024	NZD	5,500	3,641
Series 526, 0.50%, 05/15/2026	NZD	2,033	1,294
Series 528, 0.25%, 05/15/2028	NZD	6,400	3,861
Series 531, 1.50%, 05/15/2031	NZD	2,700	1,723
Series 532, 2.00%, 05/15/2032	NZD	1,090	720
Series 541, 1.75%, 05/15/2041	NZD	1,265	731
Series 551, 2.75%, 05/15/2051	NZD	633	423
New Zealand Local Government Funding Agency Bond, (New Zealand),
Reg. S, 2.00%, 04/15/2037	NZD	1,570	908
3.50%, 04/14/2033	NZD	300	213
Northern Territory Treasury Corp., (Australia),
Reg. S, 2.00%, 04/21/2031	AUD	600	430
Reg. S, 2.75%, 04/21/2027	AUD	2,200	1,684
Norway Government Bond, (Norway),
Series 476, Reg. S, 3.00%, 03/14/2024 (e)	NOK	6,073	713
Series 477, Reg. S, 1.75%, 03/13/2025 (e)	NOK	1,920	219
Series 478, Reg. S, 1.50%, 02/19/2026 (e)	NOK	2,520	285
Series 479, Reg. S, 1.75%, 02/17/2027 (e)	NOK	3,070	350
Series 480, Reg. S, 2.00%, 04/26/2028 (e)	NOK	3,320	384
Series 481, Reg. S, 1.75%, 09/06/2029 (e)	NOK	3,040	346
Series 483, Reg. S, 1.25%, 09/17/2031 (e)	NOK	2,794	305
Series 482, Reg. S, 1.38%, 08/19/2030 (e)	NOK	3,270	362
OMERS Finance Trust, (Canada),
0.45%, 05/13/2025 (e)	EUR	250	288
Reg. S, 0.45%, 05/13/2025	EUR	2,700	3,116
Ontario Electricity Financial Corp., (Canada), Series 40, Zero Coupon, 04/11/2031	CAD	1,400	897
Ontario Teachers’ Finance Trust, (Canada),
Reg. S, 0.50%, 05/06/2025	EUR	2,100	2,434

SEE NOTES TO FINANCIAL STATEMENTS.

114	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.90%, 05/20/2041	EUR	1,050	1,185
Panama Government International Bond, (Panama), 4.50%, 04/16/2050		200	220
Peruvian Government International Bond, (Peru),
Reg. S, 2.75%, 01/30/2026	EUR	425	533
2.78%, 01/23/2031		110	109
3.23%, 07/28/2121		25	21
3.55%, 03/10/2051		50	52
Reg. S, 6.90%, 08/12/2037	PEN	1,000	255
Philippine Government International Bond, (Philippines),
1.65%, 06/10/2031		200	194
9.50%, 02/02/2030		100	155
Portugal Obrigacoes do Tesouro OT, (Portugal),
Reg. S, 0.30%, 10/17/2031 (e)	EUR	232	260
Reg. S, 0.48%, 10/18/2030 (e)	EUR	997	1,153
Reg. S, 0.70%, 10/15/2027 (e)	EUR	1,455	1,726
Reg. S, 0.90%, 10/12/2035 (e)	EUR	451	522
Reg. S, 1.00%, 04/12/2052 (e)	EUR	140	144
Reg. S, 1.95%, 06/15/2029 (e)	EUR	233	300
Reg. S, 2.13%, 10/17/2028 (e)	EUR	699	907
Reg. S, 2.88%, 10/15/2025 (e)	EUR	610	780
Reg. S, 2.88%, 07/21/2026 (e)	EUR	580	755
Reg. S, 3.88%, 02/15/2030 (e)	EUR	50	74
Reg. S, 4.10%, 04/15/2037 (e)	EUR	667	1,123
Reg. S, 4.10%, 02/15/2045 (e)	EUR	570	1,050
Reg. S, 4.13%, 04/14/2027 (e)	EUR	480	670
Reg. S, 5.65%, 02/15/2024 (e)	EUR	920	1,186
Series 15Y, Reg. S, 2.25%, 04/18/2034 (e)	EUR	426	576
Province of Alberta Canada, (Canada),
Reg. S, 1.50%, 12/15/2022	GBP	400	546
2.20%, 06/01/2026	CAD	600	487
Province of British Columbia Canada, (Canada),
2.80%, 06/18/2048	CAD	400	340
7.25%, 09/01/2036		300	500
7.88%, 11/30/2023	CAD	120	106
Province of Manitoba Canada, (Canada), 2.75%, 06/02/2029	CAD	500	419
Province of Nova Scotia Canada, (Canada), 3.45%, 06/01/2045	CAD	200	184
Province of Ontario Canada, (Canada),
Reg. S, 0.25%, 12/15/2026	GBP	1,000	1,289
Reg. S, 0.50%, 12/15/2023	GBP	500	671
Reg. S, 0.63%, 04/17/2025	EUR	400	466
5.60%, 06/02/2035	CAD	300	325
Province of Quebec Canada, (Canada),
Reg. S, 0.88%, 05/04/2027	EUR	1,600	1,897
Reg. S, 0.88%, 07/05/2028	EUR	1,025	1,217
Reg. S, 2.38%, 01/22/2024	EU	R 425	510
3.50%, 12/01/2045	CAD	200	189

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Province of Saskatchewan Canada, (Canada), 3.30%, 06/02/2048	CAD	400	362
Queensland Treasury Corp., (Australia),
Reg. S, 1.75%, 08/21/2031 (e)	AUD	1,700	1,211
Reg. S, 1.75%, 07/20/2034 (e)	AUD	1,100	757
Reg. S, 2.25%, 04/16/2040 (e)	AUD	1,100	758
Reg. S, 2.25%, 11/20/2041 (e)	AUD	450	305
Reg. S, 3.25%, 08/21/2029 (e)	AUD	2,000	1,600
Reg. S, 3.50%, 08/21/2030 (e)	AUD	1,500	1,227
Series 23, Reg. S, 4.25%, 07/21/2023 (e)	AUD	3,500	2,691
Series 24, Reg. S, 5.75%, 07/22/2024	AUD	1,100	896
Series 25, Reg. S, 4.75%, 07/21/2025 (e)	AUD	2,000	1,627
Series 26, Reg. S, 3.25%, 07/21/2026 (e)	AUD	1,000	783
Series 27, Reg. S, 2.75%, 08/20/2027 (e)	AUD	1,800	1,389
Series 28, Reg. S, 3.25%, 07/21/2028 (e)		AUD 3,100	2,463
Regiao Autonoma Madeira, (Portugal), 0.94%, 05/29/2032	EUR	200	231
Regie Autonome des Transports Parisiens, (France),
Reg. S, 0.38%, 06/15/2024	EUR	300	347
Reg. S, 0.40%, 12/19/2036	EUR	700	752
Reg. S, 0.88%, 05/25/2027	EUR	100	119
Reg. S, 1.75%, 05/25/2031	EUR	500	640
Region of Ile de France, (France),
Reg. S, 0.50%, 06/14/2025	EUR	200	233
Reg. S, 3.63%, 03/27/2024	EUR	100	124
Region Wallonne Belgium, (Belgium),
Reg. S, 0.05%, 06/22/2025	EUR	800	917
Reg. S, 0.25%, 05/03/2026	EUR	300	347
Reg. S, 0.38%, 10/22/2031	EUR	100	113
Reg. S, 0.50%, 06/22/2037	EUR	100	109
Reg. S, 1.05%, 06/22/2040	EUR	100	115
Republic of Austria Government Bond, (Austria),
Reg. S, 0.00%, 04/20/2023 (e)	EUR	410	471
Reg. S, 0.00%, 07/15/2023 (e)	EUR	700	805
Reg. S, 0.00%, 07/15/2024 (e)	EUR	280	323
Reg. S, 0.00%, 02/20/2030 (e)	EUR	347	395
Reg. S, 0.00%, 02/20/2031 (e)	EUR	754	852
Reg. S, 0.00%, 10/20/2040 (e)	EUR	150	156
Reg. S, 0.25%, 10/20/2036 (e)	EUR	410	455
Reg. S, 0.50%, 04/20/2027 (e)	EUR	600	712
Reg. S, 0.50%, 02/20/2029 (e)	EUR	739	878
Reg. S, 0.75%, 10/20/2026 (e)	EUR	1,000	1,199
Reg. S, 0.75%, 02/20/2028 (e)	EUR	440	531
Reg. S, 0.75%, 03/20/2051 (e)	EUR	452	529
Reg. S, 0.85%, 06/30/2120 (e)	EUR	200	198
Reg. S, 1.20%, 10/20/2025 (e)	EUR	290	352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	115

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 1.50%, 02/20/2047 (e)	EUR	377	524
Reg. S, 1.50%, 11/02/2086 (e)	EUR	190	273
Reg. S, 1.75%, 10/20/2023 (e)	EUR	595	707
Reg. S, 2.10%, 09/20/2117 (e)	EUR	376	660
Reg. S, 2.40%, 05/23/2034 (e)	EUR	752	1,085
Reg. S, 3.15%, 06/20/2044 (e)	EUR	446	801
Reg. S, 3.80%, 01/26/2062 (e)	EUR	210	491
Reg. S, 4.15%, 03/15/2037 (e)	EUR	615	1,103
Reg. S, 4.85%, 03/15/2026 (e)	EUR	911	1,272
Reg. S, 6.25%, 07/15/2027	EUR	133	207
Series 1, Reg. S, 1.65%, 10/21/2024 (e)	EUR	1,468	1,777
Republic of Italy Government International Bond, (Italy),
1.25%, 02/17/2026		2,000	1,948
2.88%, 10/17/2029		200	204
Reg. S, (ICE EURIBOR Swap Rate 30 Year + 0.00%), 4.25%, 06/28/2029 (aa)	EUR	1,000	1,397
Reg. S, 5.13%, 07/31/2024	EUR	520	665
Reg. S, 6.00%, 08/04/2028	GBP	1,050	1,771
Republic of Poland Government Bond, (Poland),
Series 423, Zero Coupon, 04/25/2023	PLN	2,781	660
Series 424, 2.50%, 04/25/2024	PLN	1,639	397
Series 428, 2.75%, 04/25/2028	PLN	500	117
Series 429, 5.75%, 04/25/2029	PLN	530	148
Series 447, 4.00%, 04/25/2047	PLN	373	104
Series 726, 2.50%, 07/25/2026	PLN	1,890	442
Series 727, 2.50%, 07/25/2027	PLN	6,920	1,593
Series 1024, 2.25%, 10/25/2024	PLN	5,960	1,425
Series 1026, 0.25%, 10/25/2026	PLN	1,390	290
Series 1029, 2.75%, 10/25/2029	PLN	3,773	875
Series 1030, 1.25%, 10/25/2030	PLN	1,213	248
Republic of Poland Government International Bond, (Poland),
Reg. S, 0.00%, 07/07/2023	EUR	425	485
Reg. S, 0.00%, 02/10/2025	EUR	60	68
Reg. S, 0.88%, 05/10/2027	EUR	1,000	1,182
Reg. S, 1.13%, 08/07/2026	EUR	925	1,104
Reg. S, 2.00%, 03/08/2049	EUR	53	72
Romania Government Bond, (Romania),
Series 3Y, 4.00%, 10/25/2023	RON	4,550	1,038
Series 5Y, 3.25%, 06/24/2026	RON	2,215	477
Series 5Y, 3.65%, 07/28/2025	RON	2,600	577
Series 5Y, 4.25%, 04/28/2036	RON	555	113
Series 10YR, 4.15%, 10/24/2030	RON	1,855	395
Romanian Government International Bond, (Romania),
Reg. S, 1.75%, 07/13/2030	EUR	500	531
Reg. S, 2.00%, 04/14/2033	EUR	800	829
Reg. S, 2.75%, 02/26/2026	EUR	15	18

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Reg. S, 2.88%, 10/28/2024	EUR	775	940
Reg. S, 3.38%, 02/08/2038	EUR	225	257
Reg. S, 3.38%, 01/28/2050	EUR	665	712
Reg. S, 3.62%, 05/26/2030	EUR	975	1,203
Russian Federal Bond—OFZ, (Russia),
Series 6207, 8.15%, 02/03/2027	RUB	32,780	435
Series 6212, 7.05%, 01/19/2028	RUB	53,210	666
Series 6221, 7.70%, 03/23/2033	RUB	27,810	357
Series 6222, 7.10%, 10/16/2024	RUB	69,940	907
Series 6223, 6.50%, 02/28/2024	RUB	70,390	906
Series 6225, 7.25%, 05/10/2034	RUB	34,675	427
Series 6226, 7.95%, 10/07/2026	RUB	50,622	665
Series 6228, 7.65%, 04/10/2030	RUB	94,968	1,221
Series 6230, 7.70%, 03/16/2039	RUB	11,900	151
Series 6233, 6.10%, 07/18/2035	RUB	17,890	197
Series 6235, 5.90%, 03/12/2031	RUB	21,328	241
Russian Foreign Bond—Eurobond, (Russia), Reg. S, 2.88%, 12/04/2025	EUR	300	366
Saitama Prefecture, (Japan), Series 7, 2.29%, 06/22/2029	JPY	500,000	5,061
Saudi Government International Bond, (Saudi Arabia),
Reg. S, 0.75%, 07/09/2027	EUR	100	116
Reg. S, 2.00%, 07/09/2039	EUR	300	361
SFIL SA, (France),
Reg. S, 0.00%, 05/24/2024	EUR	200	229
Reg. S, 0.13%, 10/18/2024	EUR	500	576
Reg. S, 0.75%, 02/06/2026	EUR	500	590
Singapore Government Bond, (Singapore),
1.63%, 07/01/2031	SGD	1,608	1,188
1.75%, 02/01/2023	SGD	1,972	1,481
1.88%, 03/01/2050	SGD	2,293	1,598
2.00%, 02/01/2024	SGD	7,700	5,843
2.13%, 06/01/2026	SGD	3,044	2,339
2.25%, 08/01/2036	SGD	1,100	848
2.38%, 07/01/2039	SGD	1,320	1,030
2.63%, 05/01/2028	SGD	1,926	1,524
2.75%, 04/01/2042	SGD	783	645
2.75%, 03/01/2046	SGD	1,658	1,370
2.88%, 07/01/2029	SGD	800	644
2.88%, 09/01/2030	SGD	1,215	984
3.38%, 09/01/2033	SGD	1,650	1,412
3.50%, 03/01/2027	SGD	1,800	1,471
Slovakia Government Bond, (Slovakia),
Series 225, Reg. S, 3.00%, 02/28/2023	EUR	370	440
Series 231, 0.63%, 05/22/2026	EUR	860	1,026
Series 233, Reg. S, 2.00%, 10/17/2047	EUR	180	260
Series 234, Reg. S, 1.00%, 06/12/2028	EUR	240	296
Series 235, Reg. S, 2.25%, 06/12/2068	EUR	59	94

SEE NOTES TO FINANCIAL STATEMENTS.

116	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 239, Reg. S, 1.00%, 05/14/2032	EUR	868	1,077
Series 241, Reg. S, 0.13%, 06/17/2027	EUR	162	189
Series 242, Reg. S, 0.38%, 04/21/2036	EUR	115	128
Slovenia Government Bond, (Slovenia),
Series RS70, Reg. S, 5.13%, 03/30/2026	EUR	470	660
Series RS74, Reg. S, 1.50%, 03/25/2035	EUR	120	151
Series RS76, Reg. S, 3.13%, 08/07/2045	EUR	160	266
Series RS77, Reg. S, 2.25%, 03/03/2032	EUR	130	176
Series RS78, Reg. S, 1.75%, 11/03/2040	EUR	112	147
Series RS82, Reg. S, 0.28%, 01/14/2030	EUR	316	359
Series RS84, Reg. S, 0.88%, 07/15/2030	EUR	190	226
Series RS87, Reg. S, 0.69%, 03/03/2081	EUR	70	64
SNCF Reseau, (France),
Reg. S, 0.88%, 01/22/2029	EUR	200	239
Reg. S, 1.13%, 05/19/2027	EUR	400	483
Reg. S, 1.50%, 05/29/2037	EUR	300	379
Reg. S, 2.00%, 11/12/2026	CHF	300	364
Reg. S, 2.00%, 02/05/2048	EUR	100	135
4.70%, 06/01/2035	CAD	100	97
Reg. S, 5.00%, 10/10/2033	EUR	200	342
Reg. S, 5.00%, 03/11/2052	GBP	145	340
Reg. S, 5.25%, 12/07/2028	GBP	300	512
Societe Du Grand Paris EPIC, (France),
Reg. S, 0.70%, 10/15/2060	EUR	300	289
Reg. S, 0.88%, 05/10/2046	EUR	100	112
Reg. S, 1.13%, 10/22/2028	EUR	700	854
Reg. S, 1.13%, 05/25/2034	EUR	300	364
Reg. S, 1.70%, 05/25/2050	EUR	300	395
Societe Nationale SNCF SA, (France),
Reg. S, 0.63%, 04/17/2030	EUR	300	350
Reg. S, 1.00%, 05/25/2040	EUR	100	112
Reg. S, 1.00%, 01/19/2061	EUR	100	96
Reg. S, 1.50%, 02/02/2029	EUR	100	123
Reg. S, 4.63%, 02/02/2024	EUR	300	377
Reg. S, 5.38%, 03/18/2027	GBP	400	648
South Australian Government Financing Authority, (Australia),
Reg. S, 2.00%, 05/23/2036	AUD	479	328
2.75%, 05/24/2030	AUD	2,000	1,548
Series 23, 4.25%, 11/20/2023	AUD	350	271
Series 24, Reg. S, 2.25%, 08/15/2024	AUD	400	300
Series 26, Reg. S, 3.00%, 07/20/2026	AUD	1,600	1,240

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Spain Government Bond, (Spain),
0.00%, 04/30/2023	EUR	1,938	2,224
Reg. S, 0.00%, 05/31/2024	EUR	509	585
0.00%, 01/31/2025	EUR	1,479	1,704
Reg. S, 0.00%, 01/31/2028 (e)	EUR	618	698
Reg. S, 0.10%, 04/30/2031 (e)	EUR	720	791
0.35%, 07/30/2023	EUR	1,880	2,172
Reg. S, 0.50%, 04/30/2030 (e)	EUR	906	1,044
Reg. S, 0.50%, 10/31/2031 (e)	EUR	124	140
Reg. S, 0.60%, 10/31/2029 (e)	EUR	680	794
Reg. S, 0.80%, 07/30/2027 (e)	EUR	2,071	2,458
Reg. S, 0.85%, 07/30/2037 (e)	EUR	193	214
Reg. S, 1.00%, 07/30/2042 (e)	EUR	247	274
Reg. S, 1.00%, 10/31/2050 (e)	EUR	1,610	1,664
Reg. S, 1.20%, 10/31/2040 (e)	EUR	1,131	1,300
Reg. S, 1.25%, 10/31/2030 (e)	EUR	2,170	2,647
Reg. S, 1.30%, 10/31/2026 (e)	EUR	1,288	1,568
Reg. S, 1.40%, 04/30/2028 (e)	EUR	666	820
Reg. S, 1.40%, 07/30/2028 (e)	EUR	871	1,075
Reg. S, 1.45%, 10/31/2027 (e)	EUR	1,840	2,266
Reg. S, 1.45%, 04/30/2029 (e)	EUR	3,020	3,743
Reg. S, 1.45%, 10/31/2071 (e)	EUR	269	266
Reg. S, 1.50%, 04/30/2027 (e)	EUR	1,585	1,955
Reg. S, 1.60%, 04/30/2025 (e)	EUR	1,005	1,219
Reg. S, 1.85%, 07/30/2035 (e)	EUR	1,813	2,329
Reg. S, 1.95%, 04/30/2026 (e)	EUR	568	705
Reg. S, 1.95%, 07/30/2030 (e)	EUR	1,340	1,728
Reg. S, 2.15%, 10/31/2025 (e)	EUR	3,525	4,384
Reg. S, 2.35%, 07/30/2033 (e)	EUR	1,491	2,015
Reg. S, 2.75%, 10/31/2024 (e)	EUR	1,693	2,104
Reg. S, 2.90%, 10/31/2046 (e)	EUR	1,153	1,773
Reg. S, 3.45%, 07/30/2066 (e)	EUR	888	1,522
Reg. S, 3.80%, 04/30/2024 (e)	EUR	940	1,178
Reg. S, 4.20%, 01/31/2037 (e)	EUR	1,213	2,029
Reg. S, 4.40%, 10/31/2023 (e)	EUR	1,070	1,329
Reg. S, 4.65%, 07/30/2025 (e)	EUR	2,226	2,986
Reg. S, 4.70%, 07/30/2041 (e)	EUR	1,064	1,990
Reg. S, 4.80%, 01/31/2024 (e)	EUR	818	1,035
Reg. S, 4.90%, 07/30/2040 (e)	EUR	1,055	1,996
Reg. S, 5.15%, 10/31/2028 (e)	EUR	2,221	3,391
Reg. S, 5.15%, 10/31/2044 (e)	EUR	974	1,996
5.75%, 07/30/2032	EUR	2,006	3,511
Reg. S, 5.90%, 07/30/2026 (e)	EUR	420	611
6.00%, 01/31/2029	EUR	1,430	2,303
Series 5YR, Reg. S, 0.25%, 07/30/2024 (e)	EUR	313	363
Series 30Y, Reg. S, 2.70%, 10/31/2048 (e)	EUR	1,054	1,575
State of Brandenburg, (Germany),
Reg. S, 0.13%, 01/26/2046	EUR	70	71
Reg. S, 1.45%, 11/26/2038	EUR	180	235
State of Bremen, (Germany),
Series 191, Reg. S, 1.88%, 03/18/2024	EUR	580	693

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	117

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Series 215, Reg. S, 1.20%, 01/30/2034	EUR	40	50
Series 224, Reg. S, 0.40%, 08/20/2049	EUR	30	32
Series 232, Reg. S, 0.55%, 02/04/2050	EUR	30	34
Series 258, Reg. S, 0.50%, 05/06/2041	EUR	138	154
State of Hesse, (Germany),
Reg. S, 0.88%, 12/10/2024	EUR	600	706
Reg. S, 1.38%, 06/10/2024	EUR	490	581
Series 1701, Reg. S, 0.13%, 01/25/2024	EUR	492	566
Series 1801, Reg. S, 0.63%, 08/02/2028	EUR	230	272
State of Lower Saxony, (Germany),
Reg. S, 0.01%, 01/10/2031	EUR	479	537
Reg. S, 0.05%, 03/09/2035	EUR	277	300
Reg. S, 0.25%, 02/06/2024	EUR	325	375
Series 884, Reg. S, 0.88%, 10/25/2028	EUR	320	385
State of North Rhine-Westphalia Germany, (Germany),
Reg. S, 0.00%, 01/15/2029	EUR	161	183
Reg. S, 0.20%, 04/09/2030	EUR	294	337
Reg. S, 0.20%, 01/27/2051	EUR	80	81
Reg. S, 0.38%, 02/16/2023	EUR	400	460
Reg. S, 0.38%, 09/02/2050	EUR	373	399
Reg. S, 0.50%, 11/25/2039	EUR	110	124
Reg. S, 0.75%, 08/16/2041	EUR	360	422
Reg. S, 0.80%, 07/30/2049	EUR	100	119
Reg. S, 0.95%, 03/13/2028	EUR	144	174
Reg. S, 0.95%, 01/10/2121	EUR	156	141
Reg. S, 1.38%, 01/15/2120	EUR	140	163
Reg. S, 1.45%, 02/16/2043	EUR	100	133
Reg. S, 1.65%, 02/22/2038	EUR	110	147
Reg. S, 1.65%, 05/16/2047	EUR	80	113
Reg. S, 1.75%, 10/26/2057	EUR	172	257
Reg. S, 1.75%, 07/11/2068	EUR	73	105
Reg. S, 1.88%, 03/15/2024	EUR	630	752
Reg. S, 1.95%, 09/26/2078	EUR	30	46
Reg. S, 2.15%, 03/21/2119	EUR	226	355
Series 15YR, Reg. S, 0.00%, 10/12/2035	EUR	274	292
Series 15YR, Reg. S, 1.10%, 03/13/2034	EUR	110	136
Series 1250, Reg. S, 2.38%, 05/13/2033	EUR	350	489
Series 1409, Reg. S, 0.50%, 04/16/2026	EUR	360	421
State of Rhineland-Palatinate, (Germany),
Reg. S, 0.38%, 01/26/2027	EUR	220	256
Reg. S, 0.75%, 01/19/2026	EUR	725	855

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

State of Saarland, (Germany), Reg. S, 0.05%, 11/05/2040	EUR	68	70
State of Saxony-Anhalt, (Germany),
Reg. S, 0.50%, 03/24/2051	EUR	70	78
Reg. S, 1.88%, 04/10/2024	EUR	300	359
State of Schleswig-Holstein Germany, (Germany),
Reg. S, 0.13%, 06/12/2029	EUR	160	183
Reg. S, 0.50%, 03/22/2029	EUR	140	164
Reg. S, 0.63%, 08/31/2028	EUR	140	166
State of the Grand-Duchy of Luxembourg, (Luxembourg), Reg. S, 0.00%, 03/24/2031	EUR	103	116
States of Guernsey Bond, (Guernsey), Reg. S, 3.38%, 12/12/2046	GBP	200	357
Svensk Exportkredit AB, (Sweden), Zero Coupon, 05/11/2037		224	150
Sweden Government Bond, (Sweden),
Series 1053, 3.50%, 03/30/2039	SEK	2,210	365
Series 1056, Reg. S, 2.25%, 06/01/2032 (e)	SEK	3,590	477
Series 1057, Reg. S, 1.50%, 11/13/2023 (e)	SEK	4,040	461
Series 1058, Reg. S, 2.50%, 05/12/2025 (e)	SEK	3,190	383
Series 1059, Reg. S, 1.00%, 11/12/2026	SEK	4,770	552
Series 1060, Reg. S, 0.75%, 05/12/2028 (e)	SEK	6,075	698
Series 1061, Reg. S, 0.75%, 11/12/2029 (e)	SEK	2,490	288
Series 1062, Reg. S, 0.13%, 05/12/2031 (e)	SEK	5,535	603
Series 1063, Reg. S, 0.50%, 11/24/2045	SEK	640	68
Series 1064, Reg. S, 1.38%, 06/23/2071 (e)	SEK	570	63
Sweden Government International Bond, (Sweden), Reg. S, 0.13%, 04/24/2023	EUR	700	804
Swiss Confederation Government Bond, (Switzerland),
Reg. S, 0.00%, 06/22/2029	CHF	240	268
Reg. S, 0.00%, 06/26/2034	CHF	520	574
Reg. S, 0.00%, 07/24/2039	CHF	229	251
Reg. S, 0.50%, 05/27/2030	CHF	330	383
Reg. S, 0.50%, 06/27/2032	CHF	120	140
Reg. S, 0.50%, 06/28/2045	CHF	110	135
Reg. S, 0.50%, 05/24/2055	CHF	32	42
Reg. S, 0.50%, 05/30/2058	CHF	160	216
Reg. S, 1.25%, 06/11/2024	CHF	410	470
Reg. S, 1.25%, 06/27/2037	CHF	300	392
Reg. S, 1.50%, 07/24/2025	CHF	190	223
Reg. S, 1.50%, 04/30/2042	CHF	140	200
Reg. S, 2.00%, 06/25/2064	CHF	111	234

SEE NOTES TO FINANCIAL STATEMENTS.

118	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 2.25%, 06/22/2031	CHF	52	70
Reg. S, 3.25%, 06/27/2027	CHF	510	671
Reg. S, 4.00%, 04/08/2028	CHF	273	381
Reg. S, 4.00%, 01/06/2049	CHF	180	413
Tasmanian Public Finance Corp., (Australia), Reg. S, 2.25%, 01/22/2032	AUD	650	475
Thailand Government Bond, (Thailand),
1.45%, 12/17/2024	THB	108,000	3,289
1.60%, 12/17/2029	THB	54,000	1,585
1.88%, 06/17/2049	THB	107,164	2,602
2.00%, 12/17/2031	THB	48,253	1,456
2.00%, 06/17/2042	THB	19,000	502
2.13%, 12/17/2026	THB	157,364	4,897
2.40%, 12/17/2023	THB	220,000	6,809
2.88%, 12/17/2028	THB	124,165	3,999
2.88%, 06/17/2046	THB	15,000	453
3.30%, 06/17/2038	THB	202,300	6,663
3.40%, 06/17/2036	THB	25,000	833
3.60%, 06/17/2067	THB	53,000	1,798
3.65%, 06/20/2031	THB	110,000	3,790
4.00%, 06/17/2066	THB	25,620	947
Tokyo Metropolitan Government, (Japan),
Reg. S, 0.75%, 07/16/2025		1,000	977
Series 716, 0.77%, 12/20/2022	JPY	100,000	876
Series 726, 0.73%, 12/20/2023	JPY	1,800,000	15,868
Series 727, 0.72%, 12/20/2023	JPY	1,200,000	10,576
Series 747, 0.48%, 09/19/2025	JPY	200,000	1,767
Treasury Corp. of Victoria, (Australia),
0.50%, 11/20/2025	AUD	2,500	1,756
1.00%, 11/20/2023	AUD	3,650	2,666
1.25%, 11/19/2027	AUD	1,600	1,136
Reg. S, 1.50%, 09/10/2031	AUD	2,400	1,668
Reg. S, 2.00%, 09/17/2035	AUD	1,100	762
2.25%, 09/15/2033	AUD	900	659
Reg. S, 2.25%, 11/20/2034	AUD	3,800	2,752
2.25%, 11/20/2041	AUD	878	590
Reg. S, 3.00%, 10/20/2028	AUD	1,200	941
Tyollisyysrahasto, (Finland), 0.01%, 06/16/2027	EUR	200	227
UNEDIC ASSEO, (France),
Reg. S, 0.00%, 03/05/2030	EUR	100	112
Reg. S, 0.00%, 11/19/2030	EUR	200	223
Reg. S, 0.10%, 11/25/2026	EUR	600	690
Reg. S, 0.25%, 11/25/2029	EUR	1,000	1,149
Reg. S, 0.25%, 07/16/2035	EUR	300	328
Reg. S, 0.63%, 03/03/2026	EUR	100	118
Reg. S, 0.88%, 10/25/2022	EUR	800	921

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Reg. S, 1.25%, 10/21/2027	EUR	200	246
Reg. S, 1.25%, 05/25/2033	EUR	100	124
United Kingdom Gilt, (United Kingdom),
Reg. S, 0.13%, 01/31/2024	GBP	1,180	1,579
Reg. S, 0.13%, 01/30/2026	GBP	1,730	2,284
Reg. S, 0.13%, 01/31/2028	GBP	1,274	1,657
Reg. S, 0.25%, 07/31/2031	GBP	2,310	2,921
Reg. S, 0.38%, 10/22/2026	GBP	1,097	1,454
Reg. S, 0.38%, 10/22/2030	GBP	2,271	2,934
Reg. S, 0.50%, 10/22/2061	GBP	1,051	1,201
Reg. S, 0.63%, 06/07/2025	GBP	3,048	4,118
Reg. S, 0.63%, 07/31/2035	GBP	1,164	1,473
Reg. S, 0.63%, 10/22/2050	GBP	2,391	2,844
Reg. S, 0.75%, 07/22/2023	GBP	1,218	1,655
Reg. S, 0.88%, 10/22/2029	GBP	2,580	3,498
Reg. S, 0.88%, 07/31/2033	GBP	140	186
Reg. S, 0.88%, 01/31/2046	GBP	849	1,071
Reg. S, 1.00%, 04/22/2024	GBP	1,510	2,061
Reg. S, 1.13%, 01/31/2039	GBP	237	318
Reg. S, 1.25%, 07/22/2027	GBP	2,124	2,951
Reg. S, 1.25%, 10/22/2041	GBP	1,289	1,761
Reg. S, 1.25%, 07/31/2051	GBP	910	1,263
Reg. S, 1.50%, 07/22/2026	GBP	2,600	3,640
Reg. S, 1.50%, 07/22/2047	GBP	1,483	2,152
Reg. S, 1.63%, 10/22/2028	GBP	1,285	1,835
Reg. S, 1.63%, 10/22/2054	GBP	1,301	2,012
Reg. S, 1.63%, 10/22/2071	GBP	1,192	2,108
Reg. S, 1.75%, 09/07/2037	GBP	1,759	2,580
Reg. S, 1.75%, 01/22/2049	GBP	1,650	2,546
Reg. S, 1.75%, 07/22/2057	GBP	1,351	2,202
Reg. S, 2.00%, 09/07/2025	GBP	2,463	3,488
Reg. S, 2.25%, 09/07/2023	GBP	4,579	6,368
Reg. S, 2.50%, 07/22/2065	GBP	1,020	2,139
Reg. S, 2.75%, 09/07/2024	GBP	1,260	1,798
Reg. S, 3.25%, 01/22/2044	GBP	2,600	4,921
Reg. S, 3.50%, 01/22/2045	GBP	2,573	5,099
Reg. S, 3.50%, 07/22/2068	GBP	1,076	2,851
Reg. S, 3.75%, 07/22/2052	GBP	1,131	2,565
Reg. S, 4.00%, 01/22/2060	GBP	1,264	3,324
Reg. S, 4.25%, 12/07/2027	GBP	1,620	2,630
Reg. S, 4.25%, 06/07/2032	GBP	1,800	3,220
Reg. S, 4.25%, 03/07/2036	GBP	1,449	2,772
Reg. S, 4.25%, 09/07/2039	GBP	1,509	3,056
Reg. S, 4.25%, 12/07/2040	GBP	2,095	4,317
Reg. S, 4.25%, 12/07/2046	GBP	3,328	7,468
Reg. S, 4.25%, 12/07/2049 (ff)	GBP	1,568	3,694
Reg. S, 4.25%, 12/07/2055	GBP	1,379	3,540
Reg. S, 4.50%, 09/07/2034	GBP	1,730	3,297
Reg. S, 4.50%, 12/07/2042	GBP	1,343	2,941
Reg. S, 4.75%, 12/07/2030	GBP	3,036	5,462
Reg. S, 4.75%, 12/07/2038	GBP	1,679	3,542
Reg. S, 5.00%, 03/07/2025	GBP	1,828	2,804
Reg. S, 6.00%, 12/07/2028	GBP	1,115	2,035

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	119

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Foreign Government Securities — continued
United States International Development Finance Corp., 3.37%, 10/05/2034		91	101
Uruguay Government International Bond, (Uruguay),
4.98%, 04/20/2055		50	66
5.10%, 06/18/2050		100	132
Ville de Paris, (France),
Reg. S, 1.38%, 11/20/2034	EUR	100	124
Reg. S, 1.75%, 05/25/2031	EUR	200	256
3.88%, 12/29/2025	EUR	500	658
Western Australian Treasury Corp., (Australia),
Reg. S, 1.50%, 10/22/2030	AUD	692	486
Reg. S, 1.75%, 10/22/2031	AUD	800	570
Series 24, Reg. S, 2.50%, 07/23/2024	AUD	2,800	2,113
Series 25, Reg. S, 5.00%, 07/23/2025	AUD	2,000	1,641
Series 26, Reg. S, 3.00%, 10/21/2026	AUD	400	311
Series 28, Reg. S, 3.25%, 07/20/2028	AUD	1,400	1,114

Total Foreign Government Securities (Cost $3,978,321)			3,836,637

Mortgage-Backed Securities — 21.6%
FHLMC Gold Pool,
3.00%, 10/01/2046		240	246
3.50%, 12/01/2044		427	444
3.50%, 06/01/2045		851	888
3.50%, 05/01/2046		202	211
3.50%, 10/01/2046		254	265
FHLMC Gold Pool, Single Family, 15 years, 3.00%, 05/01/2029		8,044	8,444
FHLMC Gold Pool, Single Family, 30 years,
3.00%, 03/01/2046		22	24
3.00%, 12/01/2046		36	38
4.00%, 08/01/2040		338	368
4.00%, 10/01/2040		2,961	3,253
4.00%, 11/01/2040		719	790
4.00%, 11/01/2047		2,452	2,630
4.00%, 01/01/2048		52	56
FHLMC Non Gold Pool, ARM, (ICE LIBOR USD 1 Year + 1.64%), 3.61%, 01/01/2050 (aa)		77	80
FHLMC Pool,
3.50%, 02/01/2043		89	96
3.50%, 02/01/2044		109	117
6.00%, 08/01/2035		58	61
FHLMC Pool, Single Family, 15 years,
2.00%, 02/01/2036		6,305	6,472
2.00%, 11/01/2036		4,285	4,402
3.50%, 11/01/2025		650	684

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

1.50%, 12/01/2035	450	451
2.00%, 12/01/2035	912	935
2.00%, 03/01/2036	510	524
2.00%, 08/01/2036	1,441	1,480
2.00%, 10/01/2036	766	787
2.00%, 01/01/2037	2,654	2,727
2.50%, 07/01/2032	3,118	3,244
2.50%, 10/01/2035	10,011	10,419
2.50%, 07/01/2036	1,703	1,767
3.00%, 04/01/2028	64	68
3.00%, 10/01/2028	1,889	1,980
3.00%, 04/01/2029	80	84
3.00%, 05/01/2030	8	8
3.00%, 06/01/2030	890	940
3.00%, 11/01/2030	160	168
3.00%, 11/01/2031	61	64
3.00%, 11/01/2032	158	166
3.00%, 01/01/2033	74	78
3.50%, 09/01/2033	444	469
3.50%, 02/01/2034	1,045	1,104
3.50%, 12/01/2035	177	186
3.50%, 02/01/2036	510	537
4.00%, 07/01/2025	40	42
4.00%, 05/01/2026	27	29
4.00%, 07/01/2029	664	699
4.00%, 11/01/2033	834	876
4.00%, 01/01/2034	24	25
FHLMC Pool, Single Family, 20 years,
3.50%, 06/01/2039	370	391
3.50%, 07/01/2039	224	237
3.50%, 08/01/2039	782	824
3.50%, 09/01/2039	485	514
FHLMC Pool, Single Family, 30 years,
2.00%, 03/01/2051	3,349	3,347
2.00%, 11/01/2051	6,380	6,378
2.50%, 11/01/2050	32,263	33,118
2.00%, 10/01/2050	3,669	3,665
2.00%, 02/01/2051	4,589	4,581
2.00%, 10/01/2051	1,979	1,980
3.50%, 10/01/2049	3,691	3,906
2.00%, 05/01/2051	12,888	12,868
2.00%, 06/01/2051	1,526	1,525
2.00%, 12/01/2051	4,965	4,957
3.00%, 07/01/2050	2,152	2,250
3.00%, 08/01/2050	4,856	5,095
3.00%, 12/01/2051	1,104	1,158
3.50%, 04/01/2050	5,891	6,304
1.50%, 02/01/2051	30	29
1.50%, 04/01/2051	56	54
2.00%, 07/01/2051	1,555	1,556
2.50%, 07/01/2050	2,775	2,849
2.50%, 12/01/2050	928	948
2.50%, 08/01/2051	16,597	17,030
2.50%, 11/01/2051	998	1,021
3.00%, 11/01/2049	2,135	2,222

SEE NOTES TO FINANCIAL STATEMENTS.

120	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.00%, 05/01/2050	4,467	4,717
3.00%, 06/01/2051	3,771	3,955
3.00%, 07/01/2051	6,662	7,058
3.00%, 11/01/2051	2,380	2,474
3.50%, 11/01/2047	432	457
3.50%, 02/01/2048	2,381	2,517
3.50%, 03/01/2048	380	409
3.50%, 05/01/2048	5,033	5,360
3.50%, 06/01/2048	5	6
3.50%, 01/01/2049	78	83
3.50%, 02/01/2049	681	731
3.50%, 09/01/2049	1,401	1,491
3.50%, 05/01/2050	2,294	2,418
3.50%, 06/01/2050	821	864
3.50%, 07/01/2051	918	966
4.00%, 10/01/2048	3,828	4,114
4.00%, 04/01/2049	3,414	3,649
4.00%, 09/01/2049	1,942	2,120
4.00%, 05/01/2050	1,437	1,528
4.00%, 08/01/2050	1,934	2,059
4.00%, 09/01/2050	12,425	13,441
4.50%, 08/01/2048	32	35
4.50%, 06/01/2049	11	12
4.50%, 08/01/2049	1,878	2,062
4.50%, 09/01/2049	646	693
4.50%, 10/01/2050	5,365	5,793
5.00%, 12/01/2049	556	623
FNMA or FHLMC, TBA, 2.50%, 02/01/2037 (w)	2,500	2,582
FNMA or FHLMC, Single Family, 15 years,
TBA, 1.50%, 01/01/2037 (w)	33,450	33,554
TBA, 2.00%, 01/01/2037 (w)	5,691	5,830
TBA, 2.00%, 02/01/2037 (w)	3,350	3,426
TBA, 2.50%, 01/25/2037 (w)	12,600	13,028
TBA, 3.00%, 01/01/2037 (w)	5,775	6,040
TBA, 3.50%, 01/01/2037 (w)	3,925	4,132
TBA, 4.00%, 01/01/2037 (w)	250	262
FNMA or FHLMC, Single Family, 30 years,
TBA, 1.50%, 01/01/2052 (w)	20,025	19,348
TBA, 2.00%, 01/01/2052 (w)	100,945	100,685
TBA, 2.00%, 02/01/2052 (w)	137,500	136,872
TBA, 2.50%, 01/01/2052 (w)	39,268	40,082
TBA, 2.50%, 02/01/2052 (w)	41,900	42,673
TBA, 3.00%, 01/01/2052 (w)	39,227	40,657
TBA, 3.00%, 02/01/2052 (w)	48,900	50,612
TBA, 3.50%, 01/01/2052 (w)	90,689	95,500
TBA, 4.00%, 01/01/2052 (w)	2,325	2,474
TBA, 4.50%, 01/01/2052 (w)	5,650	6,053
TBA, 5.00%, 01/01/2052 (w)	150	163
FNMA Pool,
2.20%, 06/01/2031	1,853	1,906
3.00%, 05/01/2045	431	441
3.00%, 03/01/2060	24,414	25,852

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

3.44%, 01/01/2037	329	373
3.50%, 07/01/2024	229	241
3.50%, 01/01/2026	1,000	1,053
3.50%, 09/01/2027	250	263
3.50%, 08/01/2032	91	98
3.50%, 12/01/2042	193	208
3.50%, 04/01/2043	288	309
3.50%, 11/01/2043	140	151
3.50%, 02/01/2045	338	363
3.50%, 09/01/2048	120	125
3.50%, 07/01/2049	302	314
4.00%, 04/01/2041	167	181
4.00%, 08/01/2046	141	155
5.39%, 07/01/2024	602	634
FNMA Pool, 10 years, 2.00%, 11/01/2027	652	669
FNMA Pool, 30 years, FHA/VA, 3.00%, 01/01/2047	1,080	1,103
FNMA Pool, Single Family, 15 years,
2.00%, 02/01/2036	7,681	7,883
2.00%, 12/01/2035	1,016	1,043
2.00%, 03/01/2036	598	613
1.50%, 11/01/2036	571	573
2.00%, 09/01/2028	175	180
3.00%, 02/01/2028	388	407
3.00%, 09/01/2030	934	982
3.50%, 03/01/2035	2,194	2,324
3.50%, 05/01/2035	131	138
3.50%, 06/01/2035	386	409
4.00%, 06/01/2026	145	152
4.00%, 08/01/2027	86	91
4.00%, 04/01/2033	853	902
1.50%, 10/01/2036	197	198
2.00%, 02/01/2028	21	21
2.00%, 11/01/2028	162	166
2.00%, 07/01/2032	13	13
2.00%, 08/01/2036	1,409	1,448
2.00%, 11/01/2036	2,765	2,843
2.50%, 08/01/2035	308	319
2.50%, 03/01/2036	2,759	2,885
2.50%, 07/01/2036	1,098	1,145
3.00%, 04/01/2027	863	905
3.00%, 11/01/2027	63	67
3.00%, 10/01/2029	96	101
3.00%, 03/01/2030	64	67
3.00%, 05/01/2030	37	39
3.00%, 07/01/2030	32	34
3.00%, 12/01/2030	45	47
3.00%, 04/01/2031	143	150
3.00%, 12/01/2031	342	360
3.00%, 07/01/2032	141	149
3.00%, 01/01/2033	95	100
3.00%, 07/01/2033	156	164
3.00%, 02/01/2034	1,909	2,000
3.00%, 12/01/2035	865	908

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	121

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.50%, 12/01/2025	350	369
3.50%, 07/01/2034	682	721
3.50%, 04/01/2035	1,326	1,398
4.00%, 03/01/2025	152	159
4.00%, 08/01/2026	93	97
4.00%, 12/01/2028	26	27
4.00%, 10/01/2033	120	130
4.00%, 11/01/2033	855	898
4.00%, 12/01/2033	30	32
4.00%, 03/01/2035	2,470	2,592
FNMA Pool, Single Family, 20 years,
3.50%, 03/01/2037	606	656
3.50%, 08/01/2038	144	152
3.50%, 04/01/2039	20	21
3.50%, 08/01/2039	236	249
4.50%, 06/01/2039	41	45
FNMA Pool, Single Family, 30 years,
1.50%, 11/01/2050	1,505	1,455
1.50%, 06/01/2051	2,287	2,214
2.00%, 07/01/2050	1,670	1,667
2.00%, 09/01/2050	1,452	1,451
2.00%, 12/01/2050	9,136	9,121
2.00%, 01/01/2051	4,696	4,688
2.00%, 02/01/2051	1,542	1,539
2.00%, 03/01/2051	2,364	2,365
2.00%, 04/01/2051	4,261	4,262
2.00%, 06/01/2051	6,717	6,717
2.00%, 07/01/2051	3,479	3,473
2.00%, 10/01/2051	20,948	20,921
2.00%, 11/01/2051	2,531	2,538
2.00%, 12/01/2051	17,591	17,565
2.50%, 08/01/2046	6,381	6,549
2.50%, 08/01/2050	22	22
2.50%, 10/01/2050	2,604	2,677
2.50%, 12/01/2050	14,790	15,209
2.50%, 03/01/2051	6,279	6,429
2.50%, 05/01/2051	9,754	9,969
2.50%, 06/01/2051	91	93
2.50%, 07/01/2051	1,985	2,035
2.50%, 08/01/2051	3,561	3,659
2.50%, 12/01/2051	5,515	5,638
2.50%, 01/01/2052	5,086	5,196
3.00%, 08/01/2046	1,500	1,572
3.00%, 04/01/2048	7,557	7,972
3.00%, 01/01/2050	3,991	4,179
3.00%, 03/01/2050	1,945	2,045
3.00%, 07/01/2050	13,832	14,443
3.00%, 08/01/2050	3,674	3,871
3.00%, 12/01/2050	4,856	5,124
3.00%, 01/01/2051	1,856	1,944
3.00%, 05/01/2051	13,057	13,697
3.00%, 06/01/2051	8,894	9,232
3.00%, 07/01/2051	1,899	1,978
3.00%, 08/01/2051	1,491	1,580

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

3.00%, 10/01/2051	1,526	1,595
3.00%, 11/01/2051	1,961	2,045
3.00%, 12/01/2051	2,995	3,141
3.50%, 12/01/2045	2,639	2,807
3.50%, 07/01/2046	4,938	5,295
3.50%, 07/01/2047	585	622
3.50%, 09/01/2047	84	89
3.50%, 10/01/2047	1,720	1,822
3.50%, 02/01/2048	2,858	3,028
3.50%, 03/01/2048	247	265
3.50%, 03/01/2049	436	462
3.50%, 06/01/2049	3,751	3,961
3.50%, 12/01/2049	1,000	1,053
3.50%, 01/01/2050	1,317	1,389
3.50%, 04/01/2050	229	241
3.50%, 05/01/2050	7,638	8,062
3.50%, 06/01/2050	92	97
3.50%, 07/01/2050	13,854	14,726
3.50%, 08/01/2050	2,000	2,108
3.50%, 01/01/2051	1,072	1,134
3.50%, 02/01/2051	104	110
3.50%, 04/01/2051	20	21
3.50%, 05/01/2051	76	80
3.50%, 07/01/2051	1,887	1,986
3.50%, 08/01/2051	108	114
4.00%, 04/01/2039	1,848	2,029
4.00%, 03/01/2042	733	812
4.00%, 04/01/2043	285	313
4.00%, 02/01/2045	313	343
4.00%, 09/01/2046	180	197
4.00%, 09/01/2047	54	58
4.00%, 10/01/2047	702	752
4.00%, 03/01/2048	107	115
4.00%, 04/01/2048	587	628
4.00%, 06/01/2048	44	47
4.00%, 08/01/2048	182	194
4.00%, 12/01/2048	77	82
4.00%, 03/01/2049	1,705	1,812
4.00%, 06/01/2049	1,583	1,717
4.00%, 07/01/2049	35	38
4.00%, 09/01/2049	21,500	22,846
4.00%, 11/01/2049	293	320
4.00%, 05/01/2050	1,411	1,501
4.50%, 01/01/2048	34	36
4.50%, 08/01/2048	24	26
4.50%, 09/01/2048	772	829
4.50%, 02/01/2049	6,957	7,457
4.50%, 04/01/2049	3,329	3,570
4.50%, 05/01/2049	765	819
4.50%, 08/01/2049	17	18
4.50%, 11/01/2049	494	530
4.50%, 04/01/2050	12,349	13,215
4.50%, 09/01/2050	23,651	25,294
4.50%, 10/01/2050	44,483	47,575
4.50%, 05/01/2051	400	429
5.00%, 09/01/2049	1,589	1,757

SEE NOTES TO FINANCIAL STATEMENTS.

122	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Mortgage-Backed Securities — continued
GNMA I Pool, Single Family, 30 years,
3.00%, 10/15/2049	268	276
3.00%, 03/15/2050	23	24
GNMA II Pool,
(ICE LIBOR USD 1 Month + 2.20%), 2.29%, 02/20/2071 (aa)	4,418	4,774
(ICE LIBOR USD 1 Month + 2.21%), 2.29%, 10/20/2071 (aa)	14,666	15,657
2.50%, 12/20/2049	352	358
3.00%, 01/20/2047	160	163
3.00%, 08/20/2050	876	887
3.50%, 06/20/2048	78	80
3.50%, 07/20/2048	63	65
3.50%, 08/20/2049	151	154
3.50%, 11/20/2049	260	267
3.50%, 07/20/2050	270	277
4.00%, 11/20/2041	30	31
4.00%, 10/20/2050	647	670
4.50%, 08/20/2040	29	31
4.50%, 10/20/2040	48	51
GNMA II Pool, Single Family, 15 years, 2.00%, 12/20/2035	4,211	4,316
GNMA II Pool, Single Family, 30 years,
2.00%, 07/20/2050	195	197
2.00%, 08/20/2050	3,008	3,040
2.00%, 10/20/2051	9,412	9,511
2.00%, 12/20/2051	6,250	6,316
2.50%, 01/20/2051	404	415
2.50%, 02/20/2051	3,080	3,160
2.50%, 05/20/2051	8,248	8,462
2.50%, 07/20/2051	6,225	6,386
2.50%, 08/20/2051	1,862	1,910
2.50%, 12/20/2051	1,900	1,949
3.00%, 03/20/2045	133	139
3.00%, 09/20/2046	2,935	3,065
3.00%, 10/20/2047	590	616
3.00%, 04/20/2049	45	46
3.00%, 07/20/2050	5,374	5,571
3.00%, 08/20/2050	8,511	8,824
3.00%, 10/20/2051	2,608	2,707
3.00%, 11/20/2051	4,259	4,422
3.50%, 09/20/2045	3,637	3,847
3.50%, 09/20/2047	4,914	5,177
3.50%, 08/20/2048	252	264
3.50%, 11/20/2048	297	311
3.50%, 12/20/2048	8	8
3.50%, 07/20/2049	1,474	1,537
3.50%, 01/20/2050	959	999
3.50%, 04/20/2050	184	192
3.50%, 05/20/2051	2,061	2,149
3.50%, 12/20/2051	1,000	1,049
4.00%, 07/20/2048	1,503	1,594
4.00%, 09/20/2048	2,523	2,672
4.00%, 11/20/2048	44	47
4.00%, 12/20/2048	1,269	1,347

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

4.00%, 05/20/2049	832	876
4.00%, 12/20/2050	3,719	3,920
4.50%, 03/20/2047	579	631
4.50%, 06/20/2047	1,082	1,188
4.50%, 07/20/2047	2,298	2,473
4.50%, 10/20/2047	397	428
4.50%, 11/20/2047	1,437	1,564
4.50%, 05/20/2048	11,110	11,913
4.50%, 09/20/2048	874	911
4.50%, 11/20/2048	1,097	1,196
4.50%, 01/20/2049	2,958	3,129
4.50%, 05/20/2049	420	431
4.50%, 10/20/2049	1,101	1,164
5.00%, 12/20/2048	312	337
5.00%, 06/20/2049	584	624
GNMA, Single Family, 30 years,
TBA, 1.50%, 01/01/2051 (w)	400	390
TBA, 2.00%, 01/01/2052 (w)	10,597	10,698
TBA, 2.00%, 02/01/2052 (w)	17,500	17,635
TBA, 2.50%, 01/01/2052 (w)	61,956	63,483
TBA, 2.50%, 02/01/2052 (w)	46,900	47,951
TBA, 3.00%, 01/01/2052 (w)	5,221	5,404
TBA, 3.00%, 02/01/2052 (w)	35,200	36,369
TBA, 3.50%, 02/01/2052 (w)	11,100	11,552
TBA, 3.50%, 12/01/2052 (w)	1,055	1,099
TBA, 4.00%, 01/01/2052 (w)	3,975	4,186
TBA, 4.00%, 02/01/2052 (w)	13,600	14,323
TBA, 4.50%, 01/01/2052 (w)	3,300	3,486
TBA, 5.00%, 01/01/2052 (w)	675	720

Total Mortgage-Backed Securities (Cost $1,692,201)		1,684,444

Municipal Bonds — 0.0% (g) (t)
Arizona — 0.0% (g)
Salt River Project, Agricultural Improvement & Power District, Build America Bonds, Series A, Rev., 4.84%, 01/01/2041	150	197

California — 0.0% (g)
Bay Area Toll Authority, San Francisco Bay Area, Rev., 2.57%, 04/01/2031	100	103
California State University, Taxable Systemwide, Series E, Rev., 2.90%, 11/01/2051	15	15
Los Angeles County Metropolitan Transportation Authority, Build America Bonds, Rev., 5.74%, 06/01/2039	50	66
Los Angeles Department of Water & Power, Power System Revenue, Build America Bonds, Rev., 6.60%, 07/01/2050	30	51
Los Angeles Unified School District, Build America Bond, GO, 5.75%, 07/01/2034	25	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	123

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
Municipal Bonds — continued
California — continued
State of California, Build America Bonds,
GO, 7.50%, 04/01/2034	50	77
GO, 7.55%, 04/01/2039	50	83
GO, 7.60%, 11/01/2040	50	86
University of California, Build America Bonds, Rev., 5.95%, 05/15/2045	35	49
University of California, Taxable,
Series AQ, Rev., 4.77%, 05/15/2115	20	29
Series BJ, Rev., 3.07%, 05/15/2051	5	5

		597

District of Columbia — 0.0% (g)
District of Columbia, Water & Sewer Authority, Senior Lien, Green Bonds, Series A, Rev., 4.81%, 10/01/2114	895	1,345

Florida — 0.0% (g)
State Board of Administration Finance Corp., Rev., 1.26%, 07/01/2025	100	99

Illinois — 0.0% (g)
Sales Tax Securitization Corp., Taxable Second Lien, Series B, Rev., 3.24%, 01/01/2042	40	40
State of Illinois, Taxable Pension, GO, 5.10%, 06/01/2033	100	116

		156

Massachusetts — 0.0% (g)
Commonwealth of Massachusetts, GO, 4.91%, 05/01/2029	100	120
Commonwealth of Massachusetts, Taxable Consolidated Loan, Series H, GO, 2.90%, 09/01/2049	15	15

		135

Michigan — 0.0% (g)
University of Michigan, Taxable, Series B, Rev., 2.56%, 04/01/2050	25	25

Missouri — 0.0% (g)
Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, Rev., 3.23%, 05/15/2050	35	39

New Jersey — 0.0% (g)
New Jersey Transportation Trust Fund Authority, Build America Bonds, Series B, Rev., 6.56%, 12/15/2040	25	37

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued
New Jersey Turnpike Authority, Build America Bonds, Series F, Rev., 7.41%, 01/01/2040	30	48

		85

New York — 0.0% (g)
City of New York, Build America Bonds, GO, 5.52%, 10/01/2037	25	33
New York City Water & Sewer System, Build America Bonds, Second General Resolution, Rev., 5.44%, 06/15/2043	30	44
Port Authority of New York & New Jersey, Consolidated,
Series 174, Rev., 4.46%, 10/01/2062	50	66
Series 21, Rev., 3.29%, 08/01/2069	40	42

		185

Oregon — 0.0% (g)
Oregon State University, Taxable, Rev., BAM, 3.42%, 03/01/2060	10	10
State of Oregon Department of Transportation, Taxable Subordinated, Build America Bonds, Series A, Rev., 5.83%, 11/15/2034	50	68

		78

Pennsylvania — 0.0% (g)
City of Philadelphia, Water & Wastewater Revenue, Rev., 2.93%, 07/01/2045	10	10

Texas — 0.0% (g)
City of San Antonio, Electric & Gas Systems Revenue, Build America Bonds, Rev., 5.99%, 02/01/2039	20	28
Dallas Area Rapid Transit, Rev., 2.61%, 12/01/2048	15	15
Dallas Area Rapid Transit, Build America Bonds, Rev., 5.02%, 12/01/2048	30	42
Dallas Fort Worth International Airport, Series C, Rev., 3.09%, 11/01/2040	100	102
North Texas Tollway Authority, Build America Bonds, Series B, Rev., 6.72%, 01/01/2049	15	25
Texas Transportation Commission, Taxable Mobility Fund, GO, 2.47%, 10/01/2044	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

124	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Long Positions — continued
Municipal Bonds — continued
Texas — continued
University of Texas System, Build America Bonds, Series C, Rev., 4.79%, 08/15/2046		10	14

			236

Virginia — 0.0% (g)
University of Virginia, Taxable, Series C, Rev., 4.18%, 09/01/2117		40	56

Total Municipal Bonds (Cost $3,217)			3,243

U.S. Government Agency Securities — 0.3%
FHLBs,
0.50%, 04/14/2025		2,000	1,965
3.25%, 11/16/2028		650	727
5.50%, 07/15/2036		200	291
FHLMC,
Zero Coupon, 12/14/2029		1,320	1,158
0.13%, 07/25/2022		5	5
0.25%, 08/24/2023		2,650	2,633
0.38%, 07/21/2025		1,000	975
1.50%, 02/12/2025		107	108
6.25%, 07/15/2032		207	298
6.75%, 03/15/2031		400	575
FHLMC Coupon STRIPs, Zero Coupon, 03/15/2030		235	203
FHLMC STRIPs, Zero Coupon, 03/15/2031		700	596
FNMA,
0.25%, 05/22/2023		3,000	2,988
0.30%, 08/03/2023		100	99
0.35%, 08/18/2023		1,500	1,492
0.88%, 08/05/2030		1,310	1,236
5.38%, 12/07/2028	GBP	260	445
6.25%, 05/15/2029		1,000	1,329
FNMA Interest STRIP, Zero Coupon, 07/15/2030		177	153
Resolution Funding Corp. Interest STRIP,
Zero Coupon, 07/15/2028		526	471
Zero Coupon, 10/15/2028		50	44
Zero Coupon, 04/15/2029		315	278
Zero Coupon, 07/15/2029		115	101
Zero Coupon, 01/15/2030		650	567
Zero Coupon, 04/15/2030		745	645
Resolution Funding Corp. Principal STRIP, Zero Coupon, 01/15/2030		50	44
Tennessee Valley Authority,
4.63%, 06/07/2043	GBP	200	407
5.88%, 04/01/2036		400	584

Total U.S. Government Agency Securities (Cost $20,790)			20,417

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. Treasury Obligations — 8.4%
U.S. Treasury Bonds,
1.13%, 05/15/2040	6,482	5,700
1.13%, 08/15/2040	3,225	2,825
1.25%, 05/15/2050 (jj)	9,680	8,260
1.38%, 11/15/2040	770	704
1.38%, 08/15/2050	3,626	3,191
1.63%, 11/15/2050	2,200	2,059
1.75%, 08/15/2041	750	729
1.88%, 02/15/2041	400	397
1.88%, 02/15/2051	2,700	2,684
1.88%, 11/15/2051	1,530	1,525
2.00%, 02/15/2050	2,609	2,662
2.00%, 08/15/2051	3,850	3,943
2.25%, 05/15/2041	3,600	3,793
2.25%, 08/15/2046	3,440	3,652
2.25%, 08/15/2049	3,300	3,547
2.38%, 11/15/2049	2,200	2,427
2.38%, 05/15/2051	4,750	5,270
2.50%, 02/15/2045	6,420	7,086
2.50%, 02/15/2046	1,000	1,109
2.50%, 05/15/2046	2,370	2,629
2.75%, 11/15/2042	2,000	2,287
2.75%, 08/15/2047	900	1,051
2.75%, 11/15/2047	900	1,052
2.88%, 05/15/2043	2,000	2,332
2.88%, 11/15/2046	1,500	1,781
2.88%, 05/15/2049	3,000	3,629
3.00%, 05/15/2042	800	950
3.00%, 11/15/2044	900	1,077
3.00%, 05/15/2045	1,730	2,077
3.00%, 11/15/2045	4,229	5,099
3.00%, 02/15/2047	4,338	5,270
3.00%, 08/15/2048	2,020	2,482
3.00%, 02/15/2049	2,400	2,963
3.13%, 11/15/2041	800	964
3.13%, 02/15/2043	860	1,040
3.13%, 08/15/2044	350	427
3.38%, 11/15/2048	3,700	4,860
3.63%, 08/15/2043	4,090	5,323
3.63%, 02/15/2044	3,000	3,917
3.75%, 11/15/2043	3,115	4,133
3.88%, 08/15/2040	900	1,189
4.25%, 11/15/2040	1,769	2,454
4.38%, 05/15/2041	410	579
4.50%, 02/15/2036	1,805	2,485
4.63%, 02/15/2040	1,000	1,440
4.75%, 02/15/2037	300	426
4.75%, 02/15/2041	800	1,180
5.00%, 05/15/2037	300	438
5.25%, 02/15/2029	365	460
U.S. Treasury Inflation Indexed Bonds, 0.13%, 04/15/2025	43	46
U.S. Treasury Notes,
0.13%, 04/30/2022	512	512
0.13%, 07/31/2022	2,900	2,898

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	125

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Long Positions — continued
U.S. Treasury Obligations — continued
0.13%, 09/30/2022	2,500	2,497
0.13%, 10/31/2022	6,500	6,489
0.13%, 05/15/2023	300	298
0.13%, 05/31/2023	500	497
0.13%, 06/30/2023	16,355	16,245
0.13%, 07/15/2023	13,000	12,907
0.13%, 08/15/2023	45	45
0.13%, 09/15/2023	10,000	9,909
0.13%, 10/15/2023	1,000	990
0.13%, 01/15/2024	100	99
0.25%, 04/15/2023	1,203	1,199
0.25%, 06/15/2023	11,000	10,949
0.25%, 03/15/2024	2,000	1,976
0.25%, 05/15/2024	2,000	1,973
0.25%, 06/15/2024	3,000	2,956
0.25%, 05/31/2025	10,000	9,731
0.25%, 06/30/2025	10,000	9,719
0.25%, 07/31/2025	19,920	19,329
0.25%, 09/30/2025	2,500	2,422
0.25%, 10/31/2025	600	580
0.38%, 04/15/2024	1,000	990
0.38%, 08/15/2024	2,000	1,974
0.38%, 04/30/2025	1,085	1,061
0.38%, 11/30/2025	3,500	3,396
0.38%, 12/31/2025	4,990	4,839
0.38%, 01/31/2026	600	581
0.38%, 07/31/2027	6,215	5,908
0.38%, 09/30/2027	5,500	5,210
0.50%, 03/15/2023	8,000	8,003
0.50%, 11/30/2023	800	797
0.50%, 04/30/2027	532	511
0.50%, 05/31/2027	4,500	4,312
0.50%, 06/30/2027	5,000	4,788
0.50%, 08/31/2027	2,400	2,292
0.63%, 07/31/2026	2,350	2,286
0.63%, 11/30/2027	2,200	2,109
0.63%, 12/31/2027	3,600	3,447
0.63%, 05/15/2030	12,758	11,941
0.63%, 08/15/2030	4,555	4,253
0.75%, 11/15/2024	2,000	1,989
0.75%, 03/31/2026	1,500	1,472
0.75%, 04/30/2026	2,500	2,452
0.75%, 05/31/2026	2,400	2,352
0.75%, 08/31/2026	2,000	1,956
0.75%, 01/31/2028	3,000	2,891
0.88%, 06/30/2026	6,000	5,908
0.88%, 09/30/2026	2,300	2,260
0.88%, 11/15/2030	4,700	4,474
1.00%, 12/15/2024	2,000	2,003
1.00%, 07/31/2028	4,095	3,990
1.13%, 10/31/2026	630	626
1.13%, 02/28/2027	4,000	3,972
1.13%, 02/29/2028	1,500	1,479
1.13%, 08/31/2028	3,500	3,435
1.13%, 02/15/2031	5,000	4,858

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

1.25%, 07/31/2023	8,100	8,182
1.25%, 11/30/2026	2,000	2,000
1.25%, 12/31/2026	700	700
1.25%, 03/31/2028	2,500	2,480
1.25%, 04/30/2028	2,300	2,281
1.25%, 05/31/2028 (ee)(ii)	9,700	9,612
1.25%, 06/30/2028	26,690	26,439
1.25%, 09/30/2028	6,500	6,429
1.25%, 08/15/2031	5,180	5,071
1.38%, 10/31/2028	3,300	3,290
1.38%, 12/31/2028	2,000	1,993
1.38%, 11/15/2031	2,800	2,768
1.50%, 10/31/2024	500	508
1.50%, 08/15/2026	1,000	1,012
1.50%, 11/30/2028	2,000	2,010
1.50%, 02/15/2030	3,399	3,420
1.63%, 02/15/2026	5,500	5,597
1.63%, 05/15/2026	2,500	2,543
1.63%, 10/31/2026	1,400	1,425
1.63%, 08/15/2029	2,000	2,031
1.63%, 05/15/2031	6,570	6,660
1.75%, 09/30/2022	1,400	1,415
1.75%, 01/31/2023	2,830	2,870
1.75%, 05/15/2023	140	142
1.75%, 06/30/2024	3,800	3,884
1.75%, 12/31/2026	840	860
1.75%, 11/15/2029	2,000	2,052
1.88%, 08/31/2022	675	682
2.00%, 07/31/2022	1,600	1,616
2.00%, 02/15/2023	500	509
2.00%, 05/31/2024	4,000	4,111
2.00%, 08/15/2025	3,000	3,095
2.00%, 11/15/2026	6,700	6,935
2.13%, 02/29/2024	55	57
2.13%, 03/31/2024	12,000	12,353
2.13%, 07/31/2024	3,000	3,096
2.13%, 09/30/2024	10,400	10,742
2.13%, 05/15/2025	11,000	11,390
2.25%, 11/15/2024	10,700	11,096
2.25%, 11/15/2025	2,575	2,683
2.25%, 03/31/2026	400	417
2.25%, 02/15/2027	5,000	5,241
2.25%, 08/15/2027	4,200	4,409
2.38%, 01/31/2023	1,600	1,633
2.38%, 08/15/2024	3,800	3,947
2.38%, 05/15/2027	8,000	8,449
2.38%, 05/15/2029	3,500	3,734
2.63%, 02/15/2029	1,600	1,731
2.75%, 07/31/2023	7,000	7,235
2.75%, 11/15/2023	4,300	4,463
2.75%, 02/15/2024	3,000	3,125
2.75%, 02/28/2025	13,800	14,548
2.75%, 02/15/2028	4,660	5,040
2.88%, 09/30/2023	3,000	3,115
2.88%, 10/31/2023	1,524	1,584

SEE NOTES TO FINANCIAL STATEMENTS.

126	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)			VALUE ($)
Long Positions — continued
U.S. Treasury Obligations — continued
2.88%, 04/30/2025		10,900		11,551
2.88%, 11/30/2025		1,300		1,386
2.88%, 05/15/2028		4,500		4,907
2.88%, 08/15/2028		1,800		1,967
3.00%, 09/30/2025		120		128
3.13%, 11/15/2028		6,390		7,108
U.S. Treasury STRIP Coupon Bonds,
Zero Coupon, 05/15/2024		800		784
Zero Coupon, 05/15/2026		5,000		4,737
Zero Coupon, 11/15/2026		5,000		4,695
Zero Coupon, 11/15/2028 (ee) (ff)		12,000		10,825
Zero Coupon, 11/15/2038 (jj)		6,250		4,495
Zero Coupon, 11/15/2041 (ee)		200		132
Zero Coupon, 08/15/2045		600		368

Total U.S. Treasury Obligations (Cost $677,974)				654,431

	NUMBER OF CONTRACTS
Options Purchased — 0.0% (g)
Put Options Purchased — 0.0% (g)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 2/14/2052 at USD 101.47, European Style, Notional Amount: USD 1,611, OTC Traded		4,000		15
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 2/14/2052 at USD 101.53, European Style, Notional Amount: USD 5,035, OTC Traded		12,000		50

Total Options Purchased (Cost $115)				65

Short-Term Investments — 6.8%
Time Deposits — 6.5%
Australia & New Zealand Banking Group Ltd.,
(0.33%), 01/04/2022	AUD	1,907		1,388
0.01%, 01/03/2022		114,487		114,487
Brown Brothers Harriman,
(10.58%), 01/03/2022	SEK	1,003		111
(1.61%), 01/03/2022	CHF	153		168
0.00%, 01/03/2022	HKD	1,932		248
0.01%, 01/03/2022		—	(h)	—	(h)
0.01%, 01/04/2022	CAD	18		14
0.01%, 01/05/2022	NZD	779		534
0.01%, 01/03/2022	DKK	204		31
0.01%, 01/03/2022	SGD	478		355
0.01%, 01/04/2022	GBP	—	(h)	—	(h)
0.03%, 01/03/2022	NOK	424		48
Citibank NA,
(0.97%), 01/03/2022	EUR	13,551		15,428

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Time Deposits — continued
0.01%, 01/03/2022		278,283	278,283
0.01%, 01/04/2022	GBP	1,554	2,104
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2022	JPY	688,281	5,983
0.01%, 01/03/2022		83,283	83,283
Sumitomo Mitsui Trust Bank Ltd., 0.01%, 01/03/2022		2,438	2,438

Total Time Deposits			504,903

U.S. Government Agency Security — 0.1%
FHLB DNs, Zero Coupon, 01/12/2022		3,600	3,600

U.S. Treasury Obligations — 0.2%
U.S. Treasury Bills,
Zero Coupon, 01/11/2022 (ee) (hh) (ii)		3,472	3,472
Zero Coupon, 02/17/2022 (ee) (ii)		1,753	1,753
Zero Coupon, 03/24/2022		14,600	14,598

Total U.S. Treasury Obligations			19,823

Total Short-Term Investments (Cost $528,326)			528,326

Total Investments, Before Short Positions — 109.2% (Cost — $8,741,707)			8,516,127

Liabilities in Excess of Other Assets — (9.2)%			(712,064)

NET ASSETS — 100.0%			$7,804,063

Short Positions — 5.2%
Asset-Backed Security — 0.0% (g)
Catamaran CLO Ltd., (Cayman Islands), Series 2016-1A, Class A1R, (ICE LIBOR USD 3 Month + 1.09%), 1.22%, 01/18/2029 (e) (aa) (Proceeds $422)		422	422

Mortgage-Backed Securities — 5.2%
FHLMC Pool, Single Family, 15 years,
3.50%, 12/01/2035		177	186
3.50%, 02/01/2036		510	537
FNMA or FHLMC, Single Family, 15 years, TBA, 3.00%, 01/01/2037 (w)		10,300	10,772
FNMA or FHLMC, Single Family, 30 years,
TBA, 2.00%, 01/01/2052 (w)		87,600	87,374
TBA, 2.50%, 01/01/2052 (w)		10,600	10,820
TBA, 3.00%, 01/01/2052 (w)		32,800	33,995
TBA, 3.50%, 01/01/2052 (w)		79,900	84,139
TBA, 3.50%, 02/01/2052 (w)		2,500	2,630
TBA, 4.00%, 01/01/2052 (w)		6,400	6,809

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	127

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Short Positions — continued
Mortgage-Backed Securities — continued
TBA, 4.50%, 01/01/2052 (w)	92,400	98,998
FNMA Pool, Single Family, 15 years,
3.50%, 06/01/2035	386	409
3.50%, 04/01/2035	1,326	1,398
GNMA II Pool, Single Family, 30 years, 4.00%, 12/20/2050	3,719	3,920
GNMA, Single Family, 30 years,
TBA, 2.50%, 01/01/2052 (w)	54,400	55,741
TBA, 3.00%, 01/01/2052 (w)	4,800	4,968

Total Mortgage-Backed Securities (Proceeds $403,143)		402,696

Total Securities Sold Short — 5.2% (Proceeds $403,565)		403,118

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Canadian Government 10 Year Bond	20	03/2022	CAD	2,212	43
Euro BOBL	155	03/2022	EUR	23,705	(193)
Euro Bund	83	03/2022	EUR	16,420	(226)
Euro Buxl	14	03/2022	EUR	3,433	(138)
Euro Schatz	50	03/2022	EUR	6,389	(11)
Long Gilt	6	03/2022	GBP	1,019	(5)
Swiss Confederation Bond	20	03/2022	CHF	3,596	(43)
U.S. Treasury 10 Year Note	362	03/2022	USD	46,936	294
U.S. Treasury 2 Year Note	153	03/2022	USD	33,396	(16)
U.S. Treasury 5 Year Note	26	03/2022	USD	3,142	3
U.S. Treasury Long Bond	137	03/2022	USD	21,790	190
U.S. Treasury Ultra Bond	105	03/2022	USD	20,371	327

					225

Short Contracts
Euro BOBL	(5)	03/2022	EUR	(763)	4
Long Gilt	(12)	03/2022	GBP	(2,023)	(5)
U.S. Treasury 10 Year Note	(229)	03/2022	USD	(29,543)	(334)
U.S. Treasury 5 Year Note	(128)	03/2022	USD	(15,493)	8
U.S. Treasury Long Bond	(29)	03/2022	USD	(4,617)	(35)
U.S. Ultra Treasury 10 Year Note	(336)	03/2022	USD	(48,387)	(817)

					(1,179)

Total unrealized appreciation (depreciation)					(954)

SEE NOTES TO FINANCIAL STATEMENTS.

128	SIX CIRCLES TRUST	DECEMBER 31, 2021

Forward foreign currency exchange contracts outstanding as of December 31, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
CHF	4,035	USD	4,423	Bank of America, NA	01/04/2022	5
DKK	7,740	USD	1,179	Morgan Stanley & Co.	01/04/2022	6
EUR	83	SEK	850	Bank of America, NA	01/04/2022	—	(h)
EUR	151,070	USD	171,508	Citibank, NA	01/04/2022	485
EUR	7,895	USD	8,963	Citibank, NA	01/04/2022	25
USD	505,741	EUR	444,110	UBS AG LONDON	01/04/2022	122
EUR	16,031	USD	18,158	UBS AG LONDON	01/04/2022	94
EUR	306,725	USD	347,412	UBS AG LONDON	01/04/2022	1,794
USD	26,187	EUR	22,996	UBS AG LONDON	01/04/2022	6
EUR	615	USD	700	Westpac Banking Corp.	01/04/2022	—	(h)
SEK	43,935	USD	4,854	Bank of America, NA	01/04/2022	8
AUD	45,180	USD	32,765	Bank of America, NA	01/05/2022	106
AUD	45,180	USD	32,787	Deutsche Bank AG	01/05/2022	84
AUD	45,180	USD	32,805	Goldman Sachs International	01/05/2022	66
AUD	45,180	USD	32,804	Morgan Stanley & Co.	01/05/2022	67
AUD	45,169	USD	32,795	Toronto-Dominion Bank (The)	01/05/2022	68
CHF	5,442	USD	5,955	Bank of America, NA	01/05/2022	17
CNY	5,957,000	USD	934,519	Brown Brothers Harriman & Co.	01/05/2022	96
CNY	19,300	USD	3,021	Brown Brothers Harriman & Co.	01/05/2022	7
CZK	90,375	USD	4,112	UBS AG LONDON	01/05/2022	24
DKK	32,842	USD	4,996	Bank of America, NA	01/05/2022	32
DKK	1,850	USD	281	Goldman Sachs International	01/05/2022	2
EUR	307	USD	347	Bank of America, NA	01/05/2022	2
EUR	158,567	USD	179,815	Bank of America, NA	01/05/2022	717
EUR	690	USD	780	Bank of America, NA	01/05/2022	5
EUR	158,095	USD	179,311	Morgan Stanley & Co.	01/05/2022	683
EUR	613	USD	693	UBS AG LONDON	01/05/2022	5
USD	172,821	EUR	151,758	UBS AG LONDON	01/05/2022	41
EUR	158,095	USD	179,311	UBS AG LONDON	01/05/2022	683
GBP	32,434	USD	43,785	Bank of America, NA	01/05/2022	115
GBP	155	USD	209	Goldman Sachs International	01/05/2022	1
GBP	76,452	USD	103,241	Morgan Stanley & Co.	01/05/2022	241
GBP	32,340	USD	43,672	Morgan Stanley & Co.	01/05/2022	102
GBP	1,056	USD	1,426	Morgan Stanley & Co.	01/05/2022	3
GBP	32,340	USD	43,675	UBS AG LONDON	01/05/2022	98
GBP	793	USD	1,051	Westpac Banking Corp.	01/05/2022	22
USD	1,962	HKD	15,302	Royal Bank of Canada	01/05/2022	—	(h)
USD	2,679	HUF	866,359	Bank of America, NA	01/05/2022	9
HUF	866,359	USD	2,657	UBS AG LONDON	01/05/2022	13
USD	292,200	JPY	32,917,630	Bank of America, NA	01/05/2022	6,032
JPY	33,253,990	USD	288,914	Bank of America, NA	01/05/2022	178
JPY	33,253,990	USD	288,899	Deutsche Bank AG	01/05/2022	193
USD	292,261	JPY	32,917,635	Deutsche Bank AG	01/05/2022	6,094
USD	13,501	JPY	1,531,800	Deutsche Bank AG	01/05/2022	184
USD	292,235	JPY	32,917,630	Goldman Sachs International	01/05/2022	6,067
JPY	33,253,990	USD	288,964	Goldman Sachs International	01/05/2022	128
USD	1,322	JPY	150,000	Morgan Stanley & Co.	01/05/2022	18
USD	292,183	JPY	32,917,630	Morgan Stanley & Co.	01/05/2022	6,016
JPY	33,253,990	USD	288,909	Morgan Stanley & Co.	01/05/2022	183
JPY	33,253,995	USD	288,909	Toronto-Dominion Bank (The)	01/05/2022	183
USD	292,035	JPY	32,917,630	Toronto-Dominion Bank (The)	01/05/2022	5,868
NOK	23,669	USD	2,684	Goldman Sachs International	01/05/2022	4
NZD	28,570	USD	19,533	Morgan Stanley & Co.	01/05/2022	34
PLN	23,459	USD	5,787	UBS AG LONDON	01/05/2022	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	129

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
RON	9,460	USD	2,163	UBS AG LONDON	01/05/2022	14
SEK	45,607	USD	5,038	Bank of America, NA	01/05/2022	9
SGD	32,992	USD	24,442	Goldman Sachs International	01/05/2022	40
CAD	919	USD	723	Morgan Stanley & Co.	01/12/2022	3
EUR	1,159	USD	1,306	Morgan Stanley & Co.	01/12/2022	14
USD	3,598	JPY	406,567	Goldman Sachs International	01/12/2022	63
USD	74,194	JPY	8,518,540	Morgan Stanley & Co.	01/12/2022	135
USD	787	NZD	1,136	Bank of America, NA	01/12/2022	9
USD	1,055	SEK	9,494	Morgan Stanley & Co.	01/12/2022	5
AUD	94	USD	68	Morgan Stanley & Co.	01/19/2022	1
USD	923	DKK	5,921	HSBC Bank plc	01/19/2022	16
EUR	1,042	USD	1,185	HSBC Bank plc	01/19/2022	1
EUR	62	USD	70	Morgan Stanley & Co.	01/19/2022	—	(h)
USD	415	GBP	303	Barclays Bank plc	01/19/2022	5
GBP	92	USD	122	HSBC Bank plc	01/19/2022	3
USD	320	HUF	99,713	Goldman Sachs International	01/19/2022	14
USD	319	HUF	99,713	Goldman Sachs International	01/19/2022	12
USD	1,045	PLN	4,120	HSBC Bank plc	01/19/2022	23
USD	611	RON	2,629	Barclays Bank plc	01/19/2022	7
EUR	616	USD	700	Citibank, NA	02/02/2022	2
EUR	170	USD	193	Morgan Stanley & Co.	02/02/2022	—	(h)
EUR	3,012	USD	3,427	UBS AG LONDON	02/02/2022	4
EUR	7,124	USD	8,106	UBS AG LONDON	02/02/2022	10
PLN	1,131	USD	280	UBS AG LONDON	02/02/2022	—	(h)
USD	1,963	HKD	15,302	Royal Bank of Canada	02/07/2022	—	(h)
USD	6,729	CNY	43,000	Brown Brothers Harriman & Co.	02/08/2022	3
CNH	908	USD	142	Morgan Stanley & Co.	02/18/2022	1
CNH	1,162	USD	182	Morgan Stanley & Co.	02/18/2022	—	(h)
USD	375	CLP	319,372	Barclays Bank plc	03/16/2022	4
USD	4,080	KRW	4,831,150	Bank of America, NA	03/16/2022	22
USD	151,155	KRW	178,120,771	Goldman Sachs International	03/16/2022	1,523
USD	5,681	RUB	427,205	Goldman Sachs International	03/16/2022	83
USD	502	DKK	3,205	Bank of America, NA	04/01/2022	11
USD	1,666	DKK	10,547	Bank of America, NA	04/01/2022	48
USD	122	DKK	780	Bank of America, NA	04/01/2022	2
USD	630	DKK	4,015	Bank of America, NA	04/01/2022	14
USD	185	DKK	1,175	Barclays Bank plc	04/01/2022	5
USD	274	DKK	1,760	Barclays Bank plc	04/01/2022	4
USD	814	DKK	5,205	Morgan Stanley & Co.	04/01/2022	16
USD	3,894	DKK	25,020	Morgan Stanley & Co.	04/01/2022	57
USD	998	DKK	6,400	Morgan Stanley & Co.	04/01/2022	17
USD	2,427	DKK	15,480	Morgan Stanley & Co.	04/01/2022	53
USD	238	DKK	1,515	Morgan Stanley & Co.	04/01/2022	6
USD	601	DKK	3,840	Morgan Stanley & Co.	04/01/2022	12
USD	790	DKK	5,065	Morgan Stanley & Co.	04/01/2022	13
USD	364	DKK	2,335	Morgan Stanley & Co.	04/01/2022	6
USD	362	DKK	2,320	Morgan Stanley & Co.	04/01/2022	6
USD	2,579	DKK	16,357	Morgan Stanley & Co.	04/01/2022	70
USD	1,031	DKK	6,585	Morgan Stanley & Co.	04/01/2022	21
USD	2,393	DKK	15,144	Morgan Stanley & Co.	04/01/2022	71

Total unrealized appreciation						39,529

USD	54	CHF	50	Bank of America, NA	01/04/2022	(1)
USD	119	CHF	110	Bank of America, NA	01/04/2022	(2)
USD	4,229	CHF	3,875	Morgan Stanley & Co.	01/04/2022	(24)

SEE NOTES TO FINANCIAL STATEMENTS.

130	SIX CIRCLES TRUST	DECEMBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	97	DKK	640	Bank of America, NA	01/04/2022	(1)
USD	1,086	DKK	7,100	Morgan Stanley & Co.	01/04/2022	(1)
USD	14,147	EUR	12,550	Bank of America, NA	01/04/2022	(141)
USD	1,279	EUR	1,135	Bank of America, NA	01/04/2022	(13)
USD	214	EUR	190	Bank of America, NA	01/04/2022	(2)
SEK	850	EUR	83	Bank of America, NA	01/04/2022	(—	)(h)
USD	834	EUR	740	Bank of America, NA	01/04/2022	(8)
USD	22,367	EUR	19,842	Barclays Bank plc	01/04/2022	(223)
USD	700	EUR	617	Citibank, NA	01/04/2022	(2)
USD	195	SEK	1,770	Bank of America, NA	01/04/2022	(1)
USD	4,655	SEK	42,095	Bank of America, NA	01/04/2022	(4)
USD	8	SEK	70	Bank of America, NA	01/04/2022	(—	)(h)
USD	32,196	AUD	44,985	Bank of America, NA	01/05/2022	(533)
USD	681	AUD	952	Deutsche Bank AG	01/05/2022	(12)
USD	32,193	AUD	44,997	Deutsche Bank AG	01/05/2022	(545)
USD	32,190	AUD	44,985	Goldman Sachs International	01/05/2022	(539)
USD	32,187	AUD	44,985	Morgan Stanley & Co.	01/05/2022	(542)
USD	32,210	AUD	44,985	Toronto-Dominion Bank (The)	01/05/2022	(519)
USD	5,939	CHF	5,442	Morgan Stanley & Co.	01/05/2022	(33)
USD	928,004	CNY	5,933,000	Brown Brothers Harriman & Co.	01/05/2022	(2,846)
USD	8,731	CNY	55,800	Brown Brothers Harriman & Co.	01/05/2022	(23)
USD	1,568	CNY	10,000	Brown Brothers Harriman & Co.	01/05/2022	(1)
USD	627	CNY	4,000	Brown Brothers Harriman & Co.	01/05/2022	(1)
USD	3,878	CZK	87,176	UBS AG LONDON	01/05/2022	(112)
USD	142	CZK	3,199	UBS AG LONDON	01/05/2022	(5)
USD	5,308	DKK	34,692	Morgan Stanley & Co.	01/05/2022	(3)
USD	172,240	EUR	151,310	Bank of America, NA	01/05/2022	(30)
USD	919	EUR	814	Bank of America, NA	01/05/2022	(8)
USD	69	EUR	61	Bank of America, NA	01/05/2022	(—	)(h)
USD	2,662	EUR	2,356	Bank of America, NA	01/05/2022	(20)
USD	172,238	EUR	151,310	Morgan Stanley & Co.	01/05/2022	(32)
USD	282	EUR	249	Morgan Stanley & Co.	01/05/2022	(1)
USD	1,614	EUR	1,423	UBS AG LONDON	01/05/2022	(6)
USD	6,413	EUR	5,672	UBS AG LONDON	01/05/2022	(45)
USD	12,952	EUR	11,414	Westpac Banking Corp.	01/05/2022	(43)
USD	993	GBP	750	Bank of America, NA	01/05/2022	(22)
USD	993	GBP	750	Bank of America, NA	01/05/2022	(22)
USD	991	GBP	748	Bank of America, NA	01/05/2022	(22)
USD	2,845	GBP	2,134	Bank of America, NA	01/05/2022	(43)
USD	40,852	GBP	30,585	Bank of America, NA	01/05/2022	(546)
USD	708	GBP	531	Goldman Sachs International	01/05/2022	(11)
USD	1,198	GBP	900	Goldman Sachs International	01/05/2022	(20)
USD	3,011	GBP	2,271	Goldman Sachs International	01/05/2022	(63)
USD	40,854	GBP	30,585	Morgan Stanley & Co.	01/05/2022	(544)
USD	98,915	GBP	74,052	Morgan Stanley & Co.	01/05/2022	(1,318)
USD	1,411	GBP	1,056	Morgan Stanley & Co.	01/05/2022	(19)
USD	703	GBP	523	Morgan Stanley & Co.	01/05/2022	(5)
USD	40,983	GBP	30,684	UBS AG LONDON	01/05/2022	(549)
HKD	15,302	USD	1,963	Royal Bank of Canada	01/05/2022	(—	)(h)
USD	2,609	NOK	23,669	Goldman Sachs International	01/05/2022	(79)
USD	19,519	NZD	28,570	Bank of America, NA	01/05/2022	(49)
USD	5,684	PLN	23,459	Goldman Sachs International	01/05/2022	(138)
USD	2,167	RON	9,460	UBS AG LONDON	01/05/2022	(9)
USD	212	SEK	1,917	Morgan Stanley & Co.	01/05/2022	(—	)(h)
USD	4,761	SEK	43,056	Morgan Stanley & Co.	01/05/2022	(4)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	131

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	70	SEK	634	UBS AG LONDON	01/05/2022	(—	)(h)
USD	24,143	SGD	32,992	Royal Bank of Canada	01/05/2022	(339)
USD	7,574	AUD	10,478	Citibank, NA	01/12/2022	(50)
USD	312	CAD	399	HSBC Bank plc	01/12/2022	(3)
USD	13,235	CAD	16,816	Morgan Stanley & Co.	01/12/2022	(59)
USD	2,834	CHF	2,641	Morgan Stanley & Co.	01/12/2022	(65)
USD	92,854	EUR	82,676	Citibank, NA	01/12/2022	(1,287)
USD	42,168	EUR	37,546	Citibank, NA	01/12/2022	(585)
USD	42,325	EUR	37,546	Morgan Stanley & Co.	01/12/2022	(428)
USD	93,200	EUR	82,676	Morgan Stanley & Co.	01/12/2022	(941)
USD	480	GBP	361	Barclays Bank plc	01/12/2022	(8)
USD	39,552	GBP	29,557	HSBC Bank plc	01/12/2022	(453)
USD	25,266	GBP	18,881	HSBC Bank plc	01/12/2022	(290)
USD	655	GBP	495	Morgan Stanley & Co.	01/12/2022	(15)
USD	411	NOK	3,663	HSBC Bank plc	01/12/2022	(5)
AUD	524	USD	394	Bank of America, NA	01/19/2022	(12)
USD	1,138	CZK	24,970	Goldman Sachs International	01/19/2022	(3)
USD	1,338	EUR	1,182	Barclays Bank plc	01/19/2022	(8)
EUR	295	USD	342	Goldman Sachs International	01/19/2022	(6)
USD	657	EUR	579	HSBC Bank plc	01/19/2022	(3)
GBP	380	USD	515	HSBC Bank plc	01/19/2022	(—	)(h)
USD	371	GBP	279	Morgan Stanley & Co.	01/19/2022	(7)
USD	32,768	AUD	45,180	Bank of America, NA	02/02/2022	(106)
USD	32,791	AUD	45,180	Deutsche Bank AG	02/02/2022	(83)
USD	2,705	AUD	3,720	Deutsche Bank AG	02/02/2022	(2)
USD	32,809	AUD	45,180	Goldman Sachs International	02/02/2022	(65)
USD	32,806	AUD	45,180	Morgan Stanley & Co.	02/02/2022	(68)
USD	451	AUD	620	Morgan Stanley & Co.	02/02/2022	(—	)(h)
USD	32,797	AUD	45,169	Toronto-Dominion Bank (The)	02/02/2022	(69)
USD	4,426	CHF	4,035	Bank of America, NA	02/02/2022	(5)
USD	5,959	CHF	5,442	Bank of America, NA	02/02/2022	(18)
USD	4,101	CZK	90,375	UBS AG LONDON	02/02/2022	(24)
USD	4,999	DKK	32,842	Bank of America, NA	02/02/2022	(32)
USD	1,179	DKK	7,740	Morgan Stanley & Co.	02/02/2022	(6)
SEK	850	EUR	83	Bank of America, NA	02/02/2022	(—	)(h)
USD	179,916	EUR	158,567	Bank of America, NA	02/02/2022	(720)
USD	22,577	EUR	19,842	Barclays Bank plc	02/02/2022	(26)
USD	8,968	EUR	7,895	Citibank, NA	02/02/2022	(26)
USD	171,609	EUR	151,070	Citibank, NA	02/02/2022	(488)
USD	179,411	EUR	158,095	Morgan Stanley & Co.	02/02/2022	(688)
USD	179,407	EUR	158,095	UBS AG LONDON	02/02/2022	(692)
USD	18,168	EUR	16,031	UBS AG LONDON	02/02/2022	(94)
USD	347,612	EUR	306,725	UBS AG LONDON	02/02/2022	(1,804)
USD	43,783	GBP	32,434	Bank of America, NA	02/02/2022	(115)
GBP	600	USD	813	Morgan Stanley & Co.	02/02/2022	(1)
USD	103,244	GBP	76,452	Morgan Stanley & Co.	02/02/2022	(231)
USD	1,426	GBP	1,056	Morgan Stanley & Co.	02/02/2022	(3)
USD	43,673	GBP	32,340	Morgan Stanley & Co.	02/02/2022	(98)
GBP	2,116	USD	2,866	UBS AG LONDON	02/02/2022	(2)
USD	43,672	GBP	32,340	UBS AG LONDON	02/02/2022	(99)
USD	2,650	HUF	866,359	UBS AG LONDON	02/02/2022	(12)
USD	288,964	JPY	33,253,990	Bank of America, NA	02/02/2022	(193)
USD	8,322	JPY	958,180	Deutsche Bank AG	02/02/2022	(10)
USD	288,954	JPY	33,253,990	Deutsche Bank AG	02/02/2022	(204)
USD	289,015	JPY	33,253,990	Goldman Sachs International	02/02/2022	(143)

SEE NOTES TO FINANCIAL STATEMENTS.

132	SIX CIRCLES TRUST	DECEMBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	288,964	JPY	33,253,990	Morgan Stanley & Co.	02/02/2022	(194)
USD	288,965	JPY	33,253,995	Toronto-Dominion Bank (The)	02/02/2022	(193)
USD	2,683	NOK	23,669	Goldman Sachs International	02/02/2022	(4)
USD	1,123	NZD	1,640	Deutsche Bank AG	02/02/2022	(—	)(h)
USD	452	NZD	660	Morgan Stanley & Co.	02/02/2022	(—	)(h)
USD	19,527	NZD	28,570	Morgan Stanley & Co.	02/02/2022	(33)
USD	5,777	PLN	23,459	UBS AG LONDON	02/02/2022	(34)
USD	2,157	RON	9,460	UBS AG LONDON	02/02/2022	(14)
USD	5,039	SEK	45,607	Bank of America, NA	02/02/2022	(9)
USD	4,855	SEK	43,935	Bank of America, NA	02/02/2022	(8)
USD	24,437	SGD	32,992	Goldman Sachs International	02/03/2022	(40)
USD	931,698	CNY	5,957,000	Brown Brothers Harriman & Co.	02/08/2022	(9)
USD	40,890	CNH	262,539	Barclays Bank plc	02/18/2022	(283)
USD	2,100	CNH	13,499	HSBC Bank plc	02/18/2022	(17)
USD	629	CNH	4,045	Morgan Stanley & Co.	02/18/2022	(6)
USD	3,401	IDR	49,417,649	HSBC Bank plc	03/16/2022	(46)
USD	53,884	IDR	781,855,552	Morgan Stanley & Co.	03/16/2022	(643)
USD	453	IDR	6,537,250	Morgan Stanley & Co.	03/16/2022	(3)
USD	922	ILS	2,907	Citibank, NA	03/16/2022	(13)
KRW	655,115	USD	555	HSBC Bank plc	03/16/2022	(4)
USD	753	MXN	16,316	Morgan Stanley & Co.	03/16/2022	(34)
USD	752	MXN	16,316	Morgan Stanley & Co.	03/16/2022	(35)
USD	1,683	MYR	7,155	Barclays Bank plc	03/16/2022	(30)
USD	41,558	MYR	175,872	Goldman Sachs International	03/16/2022	(531)
USD	294	PEN	1,205	Goldman Sachs International	03/16/2022	(7)
USD	953	RUB	73,087	Morgan Stanley & Co.	03/16/2022	(5)
USD	1,032	SGD	1,410	HSBC Bank plc	03/16/2022	(14)
USD	1,225	THB	41,597	Barclays Bank plc	03/16/2022	(20)
USD	407	THB	13,689	Morgan Stanley & Co.	03/16/2022	(3)
USD	38,645	THB	1,297,243	Standard Chartered Bank	03/16/2022	(178)

Total unrealized depreciation						(22,889)

Net unrealized appreciation (depreciation)						16,640

Over the Counter (“OTC”) Interest Rate Swap contracts outstanding as of December 31, 2021:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank Negara Malaysia Klibor Interbank Offered rate Fixing 3 Month	2.44% quarterly	Pay	Morgan Stanley & Co.	11/17/2030	MYR	5,000	(—	)(h)	(77)	(77)

Total							(—	)(h)	(77)	(77)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2021:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.00% annually	Receive	06/03/2022	JPY	143,500	—	(h)	(—	)(h)	—	(h)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.00% annually	Receive	06/03/2022	JPY	140,000	—	(h)	(—	)(h)	—	(h)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.04)% maturity	Pay	03/16/2023	JPY	12,305,617	—	(h)	—	(h)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	133

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2023	JPY	360,000	3		(4)	(1)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.04)% annually	Pay	03/16/2024	JPY	6,767,035	—	(h)	(6)	(6)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.04)% annually	Pay	03/16/2025	JPY	1,700,000	—	(h)	(6)	(6)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.03)% annually	Pay	03/16/2025	JPY	15,364,989	1		10	11
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.10% semi-annually	Pay	12/03/2025	JPY	140,000	(—	)(h)	6	6
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.30% semi-annually	Pay	12/03/2030	JPY	143,500	(—	)(h)	28	28
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.00% annually	Pay	07/08/2031	JPY	95,000	(—	)(h)	(4)	(4)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.25% annually	Pay	07/08/2041	JPY	40,000	(—	)(h)	(4)	(4)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.45% annually	Pay	07/08/2051	JPY	35,000	(—	)(h)	(3)	(3)
Bank of Thailand BIBOR Fixings 6 Month	1.15% semi-annually	Pay	11/19/2030	THB	31,000	—	(h)	(42)	(42)
BBSW ASX Australian 6 Month	2.50% semi-annually	Pay	12/03/2025	AUD	3,390	269		(172)	97
BBSW ASX Australian 6 Month	2.75% semi-annually	Pay	12/03/2030	AUD	1,035	144		(92)	52
Canada Bankers Acceptances 3 Month	2.45% semi-annually	Pay	12/03/2022	CAD	4,125	136		(88)	48
Canada Bankers Acceptances 3 Month	2.50% semi-annually	Pay	12/03/2025	CAD	8,915	563		(362)	201
Canada Bankers Acceptances 3 Month	2.65% semi-annually	Pay	12/03/2030	CAD	4,555	434		(209)	225
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2040	CAD	1,585	308		(176)	132
Canada Bankers Acceptances 3 Month	2.80% semi-annually	Pay	12/03/2049	CAD	1,245	322		(170)	152
CFETS China Fixing Repo Rates 7 Day	2.81% quarterly	Pay	04/12/2026	CNY	3,590	—	(h)	11	11
Colombia IBR Overnight Nominal Interbank Reference Rate	4.44% quarterly	Pay	09/10/2030	COP	2,257,000	—	(h)	(71)	(71)
ICE LIBOR JPY 6 Month	0.00% semi-annually	Pay	06/03/2022	JPY	140,000	(—	)(h)	— (h)	— (h)
ICE LIBOR JPY 6 Month	0.00% semi-annually	Pay	06/03/2022	JPY	143,500	(—	)(h)	— (h)	— (h)
ICE LIBOR USD 3 Month	0.25% semi-annually	Receive	06/16/2023	USD	76,100	64		463	527
ICE LIBOR USD 3 Month	0.25% semi-annually	Receive	06/16/2024	USD	41,220	311		501	812
ICE LIBOR USD 3 Month	0.50% semi-annually	Pay	06/16/2028	USD	2,300	(119)		(16)	(135)
ICE LIBOR USD 3 Month	1.50% semi-annually	Pay	12/15/2028	USD	98,200	640		(350)	290
KRW Certificate of Deposit 3 Month	1.00% quarterly	Pay	09/01/2025	KRW	2,400,000	—	(h)	(60)	(60)
KRW Certificate of Deposit 3 Month	1.07% quarterly	Pay	04/27/2030	KRW	200,000	(8)		(2)	(10)
KRW Certificate of Deposit 3 Month	0.97% quarterly	Pay	08/14/2030	KRW	2,100,000	—	(h)	(126)	(126)
KRW Certificate of Deposit 3 Month	0.94% quarterly	Pay	08/19/2030	KRW	5,075,000	(82)		(226)	(308)
SONIA Interest Rate Benchmark	0.45% annually	Pay	03/31/2026	GBP	1,250	—	(h)	(39)	(39)
SONIA Interest Rate Benchmark	0.11% annually	Receive	09/30/2030	GBP	500	—	(h)	48	48
SONIA Interest Rate Benchmark	0.26% annually	Receive	09/30/2040	GBP	275	—	(h)	40	40
SONIA Interest Rate Benchmark	1.25% annually	Pay	05/08/2046	GBP	2,080	332		(75)	257
SONIA Interest Rate Benchmark	0.26% annually	Receive	09/30/2050	GBP	200	—	(h)	39	39
Swiss Average Rate O/N Intraday	0.13% annually	Pay	11/05/2031	CHF	150	2		(1)	1
United States FEDEF	0.03% annually	Receive	06/12/2022	USD	450	—	(h)	— (h)	— (h)
United States FEDEF	0.10% maturity	Receive	01/13/2023	USD	442,600	37		1,481	1,518
United States FEDEF	0.20% maturity	Receive	04/29/2023	USD	22,600	1		104	105
United States SOFR	1.22% annually	Receive	08/15/2028	USD	5,797	—	(h)	(10)	(10)
United States SOFR	1.25% annually	Pay	12/15/2028	USD	16,918	65		(7)	58

Total						3,423		410	3,833

(a)	Value of floating rate index as of December 31, 2021 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

134	SIX CIRCLES TRUST	DECEMBER 31, 2021

FLOATING RATE INDEX
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.02)%
Bank of Thailand BIBOR Fixings 6 Month	0.73%
Bank Negara Malaysia Klibor Interbank Offerred rate Fixing 3 Month	2.05%
BBSW ASX Australian 6 Month	0.21%
Canada Bankers Acceptances 3 Month	0.52%
CFETS China Fixing Repo Rates 7 Day	2.40%
Colombia IBR Overnight Nominal Interbank Reference Rate	2.91%
ICE LIBOR JPY 6 Month	(0.04)%
ICE LIBOR USD 3 Month	0.21%
KRW Certificate of Deposit 3 Month	1.29%
SONIA Interest Rate Benchmark	0.19%
Swiss Average Rate O/N Intraday	(0.68)%
United States FEDEF	0.07%
United States SOFR	0.05%

Written Call Option Contracts on securities as of December 31, 2021:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(356)	USD	100.05	01/06/2022	$(4)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 03/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(648)	USD	100.39	03/07/2022	(6)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(1,500)	USD	(79)	USD	100.30	01/06/2022	(1)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(118)	USD	100.38	01/06/2022	(1)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(19)	USD	100.77	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(14)	USD	100.81	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	BofA Securities, Inc.	(12,000)	USD	(3)	USD	101.23	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(4,500)	USD	(942)	USD	99.84	01/06/2022	(9)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	Citigroup Global Markets, Inc.	(3,500)	USD	(934)	USD	100.16	02/07/2022	(9)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	BofA Securities, Inc.	(5,500)	USD	(1,265)	USD	100.30	02/07/2022	(13)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(690)	USD	100.30	02/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	BofA Securities, Inc.	(13,500)	USD	(3,145)	USD	100.29	02/07/2022	(31)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	BofA Securities, Inc.	(13,000)	USD	(2,966)	USD	100.30	02/07/2022	(30)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(668)	USD	100.33	02/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	Citigroup Global Markets, Inc.	(3,500)	USD	(717)	USD	100.41	02/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	BofA Securities, Inc.	(8,000)	USD	(1,612)	USD	100.42	02/07/2022	(16)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 02/14/2052	BofA Securities, Inc.	(18,000)	USD	(1,889)	USD	101.02	02/07/2022	(19)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 03/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(737)	USD	100.27	03/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 03/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(672)	USD	100.36	03/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 03/14/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(657)	USD	100.38	03/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/13/2052	Citigroup Global Markets, Inc.	(2,000)	USD	(7)	USD	102.94	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(7)	USD	103.00	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 03/14/2052	BofA Securities, Inc.	(6,600)	USD	(1,388)	USD	102.55	03/07/2022	(14)
FNMA or FHLMC, Single Family, 30 years, TBA, 3.00%, 03/14/2052	Citigroup Global Markets, Inc.	(2,100)	USD	(139)	USD	103.71	03/07/2022	(1)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(16)	USD	100.79	01/06/2022	(–	)(h)

								(196)

Written Put Option Contracts on securities as of December 31, 2021:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(122)	USD	98.79	01/06/2022	(1)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(4,500)	USD	(39)	USD	97.84	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.00%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(61)	USD	98.38	01/06/2022	(1)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/13/2052	Citigroup Global Markets, Inc.	(3,500)	USD	(3)	USD	100.78	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/13/2052	Citigroup Global Markets, Inc.	(2,000)	USD	(3)	USD	100.94	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/13/2052	Citigroup Global Markets, Inc.	(3,000)	USD	(6)	USD	101.00	01/06/2022	(–	)(h)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 02/14/2052	Citigroup Global Markets, Inc.	(4,000)	USD	(846)	USD	100.47	02/07/2022	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	135

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 02/14/2052	BofA Securities, Inc.	(12,000)	USD	(2,628)	USD	100.53	02/07/2022	(26)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 02/14/2052	Citigroup Global Markets, Inc.	(2,500)	USD	(678)	USD	100.88	02/07/2022	(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 02/14/2052	Citigroup Global Markets, Inc.	(4,000)	USD	(1,152)	USD	100.97	02/07/2022	(11)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 02/14/2052	BofA Securities, Inc.	(12,000)	USD	(3,589)	USD	101.03	02/07/2022	(35)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 03/14/2052	Citigroup Global Markets, Inc.	(2,300)	USD	(863)	USD	100.61	03/07/2022	(9)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 03/14/2052	Citigroup Global Markets, Inc.	(5,700)	USD	(2,304)	USD	100.75	03/07/2022	(23)
FNMA or FHLMC, Single Family, 30 years, TBA, 2.50%, 01/20/2052	Citigroup Global Markets, Inc.	(3,500)	USD	(155)	USD	101.50	01/13/2022	(2)

								(123)

Total Written Options Contracts (Premiums Received $595)								(319)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2021.
ASX	— Australian Stock Exchange
BAM	— Insured by Build America Mutual
BBSW	— Bank Bill Swap Rate
BIBOR	— Bangkok Interbank Offered Rate
BofA	— Bank of America
CFETS	— China Foreign Exchange Trade System
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
DN	— Discount Notes
FEDEF	— Federal Fund Effective Rate (Continuous Series)
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBR	— Indicador Bancario de Referencia
ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2021. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

KLIBOR	— Kuala Lumpur Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
OTC	— Over the Counter
OYJ	— Public Limited Company
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2021.
TBA	— To Be Announced
TONAR	— Tokyo Overnight Average Rate
VA	— Veterans Administration
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

136	SIX CIRCLES TRUST	DECEMBER 31, 2021

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(ee)	— Approximately $6,107,973 of these investments are restricted as collateral for swaps to various brokers.
(ff)	— Approximately $613,648 of these investments are restricted as collateral for futures to Citigroup Global Markets, Inc.
(hh)	— Approximately $446,000 of these investments are restricted as collateral for TBAs to Morgan Stanley.
(ii)	— Approximately $146,039 of these investments are restricted as collateral for forwards to various brokers.
(jj)	— Approximately $2,704,719 of these investments are restricted as collateral for bi-lateral derivatives to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna

DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli New Shekel
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RON	— Romanian Leu
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	137

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bond — 0.0% (g)
Consumer Non-cyclical — 0.0% (g)
Healthcare — Services — 0.0% (g)
Tower Health, Series 2020, 4.45%, 02/01/2050 (Cost $862)	1,000	905

Municipal Bonds — 94.4% (t)
Alabama — 2.5%
Alabama Economic Settlement Authority, BP Settlement, Series A, Rev., 4.00%, 09/15/2033	1,000	1,131
Alabama Federal Aid Highway Finance Authority,
Series A, Rev., 5.00%, 09/01/2035 (p)	2,000	2,405
Series A, Rev., 5.00%, 09/01/2036 (p)	3,500	4,208
Alabama Housing Finance Authority, Capstone At Kinsey Cove Project, Rev., 0.35%, 12/01/2023 (z)	1,005	1,006
Alabama Housing Finance Authority, South Oak Residence Project, Rev., 1.25%, 12/01/2025 (z)	4,270	4,337
Alabama Public School and College Authority, Social Bonds,
Series A, Rev., 5.00%, 11/01/2035	6,400	8,403
Series A, Rev., 5.00%, 11/01/2039	10,000	13,022
Alabama Special Care Facilities Financing Authority, Ascension Senior Credit Group, Series C, Rev., 5.00%, 11/15/2046	5,000	5,832
Baldwin County Board of Education, School Warrants,
Rev., 5.00%, 06/01/2024 (p)	2,605	2,657
Rev., 5.00%, 06/01/2026 (p)	2,870	2,927
Black Belt Energy Gas District,
Rev., LIQ: Royal Bank of Canada, 4.00%, 06/01/2051 (z)	14,035	17,061
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 08/01/2047 (z)	1,200	1,217
Black Belt Energy Gas District, Gas Project Bonds Project No. 7, Rev., 4.00%, 10/01/2052 (z)	5,000	5,657
Black Belt Energy Gas District, Project No. 4, Series A1, Rev., 4.00%, 12/01/2049 (z)	1,175	1,305
Black Belt Energy Gas District, Project No. 5, Series A1, Rev., 4.00%, 10/01/2049 (z)	5,000	5,670
Black Belt Energy Gas District, Project No. 6, Series B, Rev., 4.00%, 10/01/2052 (z)	13,000	14,697
City of Birmingham, Series A, GO, 5.00%, 03/01/2043 (p)	1,935	2,042
City of Birmingham, Warrants, Series A, GO, 4.00%, 06/01/2032	4,075	4,954
City of Oxford, Warrants, Series C, GO, 5.00%, 10/01/2029 (p)	1,435	1,486
County of Jefferson, Sewer Revenue, Senior Lien, Warrants, Series A, Rev., AGM, 5.50%, 10/01/2053	500	552

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Alabama — continued
County of Jefferson, Sewer Revenue, Subordinated Lien, Series D, Rev., 6.50%, 10/01/2053	220	252
Health Care Authority of the City of Huntsville, Health System,
Series B1, Rev., 4.00%, 06/01/2045	1,750	2,036
Series B1, Rev., 5.00%, 06/01/2038	1,000	1,268
Hoover Industrial Development Board, Green Bonds, Rev., AMT, 6.38%, 11/01/2050 (z)	3,020	3,859
Industrial Development Board of the City of Mobile Alabama, Power Co., Barry Plant, Rev., 2.90%, 07/15/2034 (z)	2,000	2,092
Morgan County Board of Education, Rev., 5.00%, 03/01/2035 (p)	2,720	2,796
Selma Industrial Development Board, International Paper Co. Project, Rev., 1.38%, 05/01/2034 (z)	1,000	1,027
Southeast Alabama Gas Supply District (The), Project No. 2, Series A, Rev., 4.00%, 06/01/2049 (z)	100	107
Southeast Energy Authority A Cooperative District, Project 1, Series A, Rev., 4.00%, 11/01/2051 (z)	11,625	13,474
Southeast Energy Authority A Cooperative District, Project 2, Series B, Rev., 4.00%, 12/01/2051 (z)	16,205	19,640
State of Alabama Docks Department, Docks,
Series A, Rev., AGM, AMT, 5.00%, 10/01/2025	1,750	2,020
Series A, Rev., AGM, AMT, 5.00%, 10/01/2026	1,890	2,247
Tuscaloosa City Board of Education, Warrants, Rev., 5.00%, 08/01/2041 (p)	2,525	3,033
UAB Medicine Finance Authority,
Rev., 5.00%, 09/01/2032	1,800	2,301
Series B, Rev., 5.00%, 09/01/2041	1,450	1,714
Water Works Board of the City of Birmingham, Series B, Rev., 5.00%, 01/01/2038 (p)	3,000	3,143

		161,578

Alaska — 0.2%
Alaska Housing Finance Corp.,
Series A, Rev., 5.00%, 12/01/2032 (p)	1,425	1,553
Series A, Rev., 5.00%, 12/01/2033 (p)	685	746
Alaska Housing Finance Corp., General Mortgage, Series B, Rev., 3.25%, 12/01/2044	6,300	6,844
Alaska Housing Finance Corp., State Capital Project, Rev., 5.00%, 12/01/2031 (p)	1,690	1,723
State of Alaska International Airports System, Series C, Rev., AMT, 5.00%, 10/01/2026	1,500	1,785

		12,651

SEE NOTES TO FINANCIAL STATEMENTS.

138	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — 1.8%
Arizona Board of Regents, Arizona State University, Series C, Rev., 5.00%, 07/01/2031	1,000	1,342
Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.00%, 01/01/2044 (p)	1,055	1,152
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Project, Rev., 5.00%, 12/01/2029	2,705	3,046
Arizona Industrial Development Authority,
Series 2019-2, Rev., 3.63%, 05/20/2033	1,203	1,348
Series A, Rev., 4.00%, 09/01/2035	225	268
Series A, Rev., 4.00%, 09/01/2036	250	298
Arizona Industrial Development Authority, Greathearts Arizona Project,
Series A, Rev., 5.00%, 07/01/2024	125	138
Series A, Rev., 5.00%, 07/01/2026	125	147
Arizona Industrial Development Authority, Jerome Facilities Project, Series B, Rev., 4.00%, 07/01/2051	2,000	2,132
Arizona Industrial Development Authority, Lincoln South Beltway Project, Rev., 5.00%, 08/01/2025	1,000	1,154
Arizona Industrial Development Authority, Macombs Facilities Project, Series A, Rev., 4.00%, 07/01/2061	1,000	1,109
Arizona Industrial Development Authority, Phoenix Childrens Hospital,
Rev., 5.00%, 02/01/2025	1,200	1,363
Rev., 5.00%, 02/01/2032	1,375	1,845
Rev., 5.00%, 02/01/2033	2,000	2,665
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Aliante,
Rev., 3.00%, 12/15/2031 (e)	525	549
Rev., 4.00%, 12/15/2041 (e)	500	546
Rev., 4.00%, 12/15/2051 (e)	700	754
Arizona State University,
Series B, Rev., VRDO, 0.09%, 01/07/2022 (z)	1,910	1,910
Series C, Rev., 5.00%, 07/01/2042	2,000	2,361
Arizona State University, Board of Regents,
Series A, Rev., 5.00%, 07/01/2043 (p)	1,500	1,536
Series B, Rev., 5.00%, 07/01/2026	100	119
Series B, Rev., 5.00%, 07/01/2042	2,000	2,423
Arizona Water Infrastructure Finance Authority, Unrefunded, Water Quality, Rev., 5.00%, 10/01/2023 (p)	1,665	1,725
Chandler Industrial Development Authority, Intel Corp. Project, Rev., 2.40%, 12/01/2035 (z)	775	799
City of Bullhead Excise Taxes Revenue, Second Series, Rev., 0.60%, 07/01/2024	250	249

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Arizona — continued
City of Mesa Excise Tax Revenue, Rev., 5.00%, 07/01/2028	600	756
City of Phoenix Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2029	1,000	1,253
Series A, Rev., 5.00%, 07/01/2031	2,000	2,494
Series A, Rev., 5.00%, 07/01/2032	1,000	1,244
Series A, Rev., 5.00%, 07/01/2034	1,600	2,141
City of Phoenix Civic Improvement Corp., Junior Lien,
Series A, Rev., 5.00%, 07/01/2029	1,515	1,953
Series B, Rev., 5.00%, 07/01/2026	1,750	2,089
City of Phoenix, Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2034	2,185	2,710
Series B, Rev., 5.00%, 07/01/2024	130	145
City of Phoenix, Civic Improvement Corp., Airport Revenue, Junior Lien,
Series A, Rev., 5.00%, 07/01/2044	1,000	1,242
Series B, Rev., AMT, 5.00%, 07/01/2027	1,500	1,818
Series B, Rev., AMT, 5.00%, 07/01/2033	2,000	2,493
Industrial Development Authority of the City of Phoenix, Republic Services, Inc. Project, Rev., AMT, 0.20%, 12/01/2035 (z)	5,000	5,000
Industrial Development Authority of the County of Pima (The), American Leadership Academy,
Rev., 4.00%, 06/15/2023 (e) (w)	1,290	1,327
Rev., 4.00%, 06/15/2025 (e) (w)	2,555	2,719
Rev., 4.00%, 06/15/2027 (e) (w)	2,680	2,865
Rev., 4.00%, 06/15/2030 (e) (w)	1,510	1,592
Industrial Development Authority of the County of Pima (The), Tucson Medical Center, Rev., 4.00%, 04/01/2035	825	994
Industrial Development Authority of the County of Yavapai, Waste Management, Inc. Project, Rev., AMT, 1.30%, 06/01/2027	3,260	3,268
Kyrene Elementary School District No. 28, School Improvement Project 2010,
Series B, GO, 4.50%, 07/01/2024	315	335
Series B, GO, 4.50%, 07/01/2025	255	271
Maricopa County Industrial Development Authority, Banner Health, Series B, Rev., 5.00%, 01/01/2048 (z)	2,000	2,075
Maricopa County Pollution Control Corp., Public Service Company of New Mexico, Rev., 1.05%, 01/01/2038 (z)	695	697
Maricopa County Pollution Control Corp., Southern California Edison, Rev., 2.40%, 06/01/2035	1,000	1,003
Maricopa County Special Health Care District, Series C, GO, 4.00%, 07/01/2037	21,910	25,293
Northern Arizona University, Speed Stimulus Plan Economic Education, Rev., 5.00%, 08/01/2032 (p)	3,145	3,378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	139

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Arizona — continued
Salt River Project Agricultural Improvement & Power, Series A, Rev., 5.00%, 12/01/2045	7,300	8,270
Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.00%, 01/01/2022	1,000	1,000
Salt Verde Financial Corp., Rev., 5.00%, 12/01/2032	420	554
Salt Verde Financial Corp., Senior, Rev., 5.50%, 12/01/2029	1,475	1,910
Tempe Industrial Development Authority, Friendship Village of Tempe, Rev., 1.13%, 12/01/2026	3,350	3,340

		117,207

Arkansas — 0.0% (g)
Arkansas Development Finance Authority Public Safety Charges Revenue, Division of Emergency Management Project, Rev., 5.00%, 06/01/2024	1,000	1,107
Arkansas Development Finance Authority, Big River Steel Project, Rev., AMT, 4.50%, 09/01/2049 (e)	630	693

		1,800

California — 9.2%
Alameda County, Oakland Unified School District,
GO, 5.00%, 08/01/2027	65	78
Series A, GO, 5.00%, 08/01/2040 (p)	300	348
Anaheim Housing & Public Improvements Authority,
Series A, Rev., 5.00%, 10/01/2035	250	288
Series A, Rev., 5.00%, 10/01/2050	1,780	2,044
Anaheim Public Financing Authority, Senior Public Improvement Project, Series A, Rev., BAM, 5.00%, 09/01/2036	2,250	2,690
Bay Area Toll Authority, San Francisco Bay, Series A, Rev., 2.00%, 04/01/2056 (z)	1,565	1,652
Bay Area Toll Authority, San Francisco Bay Area,
Rev., 2.00%, 04/01/2053 (z)	2,200	2,257
Series C, Rev., (SIFMA Municipal Swap Index + 0.45%), 0.55%, 04/01/2056 (aa)	2,675	2,699
Bay Area Toll Authority, San Francisco Bay Area Toll, Rev., (SIFMA Municipal Swap Index + 0.41%), 0.51%, 04/01/2056 (aa)	5,000	5,000
Bay Area Toll Authority, Subordinated, Series S4, Rev., 5.00%, 04/01/2031 (p)	4,000	4,239
Beverly Hills Unified School District, 2008 Election, GO, 2.00%, 08/01/2022	1,400	1,415

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Cabrillo Unified School District, Election 2018, Series B, GO, 5.00%, 08/01/2050	5,000	6,170
California Community Choice Financing Authority, Series B1, Rev., 4.00%, 02/01/2052 (z)	7,235	8,789
California Community Choice Financing Authority, Green Bond Clean Energy Project, Rev., 4.00%, 10/01/2052 (z)	4,000	4,617
California County, Tobacco Securitization Agency, Series A, Rev., 5.00%, 06/01/2027	10	12
California County, Tobacco Securitization Agency, Senior Bonds, Merced County Tobacco Funding Corporation,
Rev., 5.00%, 06/01/2032	340	444
Rev., 5.00%, 06/01/2033	170	221
California County, Tobacco Securitization Agency, Sonoma County Securitization,
Rev., 5.00%, 06/01/2031	255	335
Rev., 5.00%, 06/01/2032	250	327
Rev., 5.00%, 06/01/2033	300	390
Rev., 5.00%, 06/01/2049	405	495
California Educational Facilities Authority, Loyola Marymount University, Series A, Rev., NATL, Zero Coupon, 10/01/2037	340	246
California Educational Facilities Authority, University Southern California, Series C, Rev., 5.25%, 10/01/2024 (p)	210	238
California Health Facilities Financing Authority, Adventist Health System, Rev., 3.00%, 03/01/2041 (z)	1,905	1,977
California Health Facilities Financing Authority, Cedars Sinai Health System, Rev., 4.00%, 08/15/2040	4,050	4,874
California Health Facilities Financing Authority, City of Hope, Rev., 5.00%, 11/15/2049	3,000	3,543
California Health Facilities Financing Authority, Commonspirit Health,
Series A, Rev., 4.00%, 04/01/2038	3,500	4,170
Series A, Rev., 5.00%, 04/01/2033	3,000	3,883
California Health Facilities Financing Authority, Kaiser Permanente,
Series B, Rev., 5.00%, 11/01/2029 (z)	2,705	2,813
Series C, Rev., 5.00%, 06/01/2041 (z)	1,000	1,297
California Health Facilities Financing Authority, Lucile Salter Packard Children’s Hospital, Rev., 5.00%, 05/15/2025 (w)	960	1,076
California Health Facilities Financing Authority, PIH Health, Series A, Rev., 5.00%, 06/01/2035	3,010	3,884
California Health Facilities Financing Authority, Providence St. Josephs, Rev., 5.00%, 10/01/2039 (z)	2,000	2,323

SEE NOTES TO FINANCIAL STATEMENTS.

140	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California Health Facilities Financing Authority, Stanford Health Care, Rev., 3.00%, 08/15/2054 (z)	5,335	5,799
California Health Facilities Financing Authority, Sutter Health, Series A, Rev., 5.00%, 08/15/2043 (p)	465	541
California Housing Finance, Series 2021-1A, Rev., 3.50%, 11/20/2035	3,774	4,305
California Housing Finance Agency, Rev., 3.25%, 08/20/2036	4,310	4,882
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail, Rev., AMT, 0.20%, 01/01/2050 (e) (z)	16,440	16,440
California Infrastructure & Economic Development Bank, J. Paul Getty Trust, Rev., 3.00%, 10/01/2047 (z)	1,000	1,110
California Infrastructure & Economic Development Bank, Los Angeles County, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 0.80%, 12/01/2050 (aa)	1,370	1,387
California Infrastructure & Economic Development Bank, Sanford Consortium Project, Series A, Rev., 5.00%, 05/15/2031	1,230	1,450
California Infrastructure & Economic Development Bank, The Broad-Sustainability, Rev., 5.00%, 06/01/2026	1,300	1,553
California Municipal Finance Authority, Anaheim Electric Utility District System, Rev., 5.00%, 10/01/2022	1,175	1,217
California Municipal Finance Authority, Open Door Community Health Center,
Rev., 4.00%, 09/15/2034	920	1,126
Rev., 4.00%, 09/15/2035	960	1,173
Rev., 4.00%, 09/15/2036	1,000	1,219
California Municipal Finance Authority, Palomar Health, COP, 5.00%, 11/01/2027 (e)	445	522
California Municipal Finance Authority, Republic Services, Inc. Project, Series B, Rev., AMT, 0.30%, 07/01/2051 (z)	930	930
California Municipal Finance Authority, Simpson University, Series A, Rev., 6.00%, 10/01/2050 (e)	2,000	2,253
California Municipal Finance Authority, Southern California Institute, Rev., 5.00%, 12/01/2037	745	876
California Municipal Finance Authority, Subordinate Caritas Project, Series B, Rev., 4.00%, 08/15/2041	300	320

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
California Municipal Finance Authority, Taxable Virginia Oceanside Health Care Center, Rev., 3.64%, 07/01/2030 (e)	3,000	3,168
California Municipal Finance Authority, Walnut Apartments, Rev., HUD, 0.45%, 12/01/2024 (z)	1,125	1,125
California Municipal Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 0.18%, 10/01/2045 (z)	4,000	4,000
Rev., AMT, 0.70%, 12/01/2044 (z)	1,670	1,675
Series A, Rev., AMT, 2.40%, 10/01/2044 (z)	2,960	3,129
California Pollution Control Financing Authority, Republic Services, Inc., Rev., AMT, 0.18%, 11/01/2042 (e) (z)	7,050	7,050
California Public Finance Authority, Enso Village Project, Rev., 2.13%, 11/15/2027 (e)	1,000	1,008
California Public Finance Authority, Enso Village Project, Green Bond, Rev., 5.00%, 11/15/2036 (e)	325	382
California Public Finance Authority, Henry Mayo Newhall Hospital,
Rev., 5.00%, 10/15/2030	1,165	1,375
Rev., 5.00%, 10/15/2032	1,000	1,177
Series A, Rev., 4.00%, 10/15/2022	110	113
Series A, Rev., 4.00%, 10/15/2023	130	138
California School Finance Authority, Rocketship Education Obligated, Series A, Rev., 5.00%, 06/01/2034 (e)	1,230	1,370
California State Public Works Board, Corrections Facilities, Series A, Rev., 5.00%, 09/01/2039	7,560	8,398
California State Public Works Board, Davidson Library, Series C, Rev., 5.00%, 03/01/2031 (p)	1,250	1,320
California State Public Works Board, Forward Delivery, Series A, Rev., 5.00%, 02/01/2030	2,500	3,259
California State Public Works Board, Green Bond Natural Resources, Rev., 5.00%, 11/01/2033	500	674
California State Public Works Board, Various Capital Project, Series B, Rev., 5.00%, 05/01/2033	1,000	1,333
California State Public Works Board, Various Purpose,
Series A, Rev., 5.00%, 08/01/2025 (w)	1,275	1,459
Series A, Rev., 5.00%, 08/01/2028 (w)	375	467
California State University, Series A, Rev., 5.00%, 11/01/2044	2,640	3,376

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	141

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
California State University, Systemwide,
Rev., 5.00%, 11/01/2039 (p)	335	378
Series A, Rev., 5.00%, 11/01/2042 (p)	3,980	4,139
California State University, Unrefunded Systemwide, Rev., 5.00%, 11/01/2039 (p)	4,700	5,316
California State, Public Works Board,
Series B, Rev., 5.00%, 10/01/2028	110	135
Series E, Rev., 5.00%, 09/01/2024 (p)	1,865	1,925
California State, Public Works Board Projects, Series D, Rev., 5.00%, 09/01/2024 (p)	1,700	1,754
California Statewide Communities Development Authority, Series B, Special Assessment, 4.00%, 09/02/2040	1,120	1,288
California Statewide Communities Development Authority, Health Facility, Dignity Health, Rev., AGM, 0.23%, 07/01/2041 (z)	2,000	2,000
California Statewide Communities Development Authority, Loma Linda University Medical Center,
Rev., 5.25%, 12/01/2044	6,065	6,820
Rev., 5.50%, 12/01/2054	1,100	1,244
Series A, Rev., 5.00%, 12/01/2026 (e)	300	358
California Statewide Communities Development Authority, Montage Health, Series A, Rev., 4.00%, 06/01/2028	435	517
California Statewide Communities Development Authority, South California Edison Co., Rev., 2.63%, 11/01/2033 (z)	275	286
California Statewide Communities Development Authority, Villa Del Sol Apartments, Rev., 0.39%, 10/01/2023 (z)	560	560
California Statewide Communities Development Authority, Washington Court Apartments, Rev., HUD, 0.22%, 08/01/2023 (z)	260	260
Chino Basin Regional Financing Authority, Series B, Rev., 4.00%, 11/01/2025	3,000	3,375
City & County of San Francisco,
Series D1, GO, 4.00%, 06/15/2041	1,215	1,422
Series R2, GO, 5.00%, 06/15/2023	980	1,048
Series R2, GO, 5.00%, 06/15/2024	3,715	4,138
City & County of San Francisco, 49 South Van Ness Project, Green Bond, Series A, COP, 4.00%, 04/01/2035	810	934
City & County of San Francisco, Special Tax District No. 2020-1, Mission Rock Facilities and Services, Special Tax, 4.00%, 09/01/2031 (e)	300	347
City of Dixon, Community Facilities District Improvement, Special Tax, 4.00%, 09/01/2036	200	232

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
City of Los Angeles Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2032	2,000	2,505
City of Los Angeles Department of Airports, Senior,
Series A, Rev., AMT, 4.75%, 05/15/2040	2,415	2,699
Series B, Rev., 5.00%, 05/15/2027	2,570	3,152
Series C, Rev., AMT, 5.00%, 05/15/2036	4,090	5,198
City of Los Angeles Department of Airports, Subordinate P3 Project, Series A, Rev., AMT, 5.00%, 05/15/2026	1,180	1,392
City of Los Angeles Department of Airports, Subordinated,
Series C, Rev., AMT, 5.00%, 05/15/2033	1,330	1,618
Series E, Rev., 5.00%, 05/15/2039	1,510	1,896
Series E, Rev., 5.00%, 05/15/2044	1,000	1,247
City of Los Angeles, Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2023	150	160
City of Los Angeles, Department of Airports, Senior, Series B, Rev., 5.00%, 05/15/2034	1,600	2,085
City of Los Angeles, Wastewater System Revenue, Subordinated, Series A, Rev., 5.00%, 06/01/2025	1,040	1,110
City of Roseville, Special Tax,
5.00%, 09/01/2035	1,160	1,380
4.00%, 09/01/2040	1,000	1,124
City of San Francisco, Public Utilities Commission Water Revenue, Regional Water, Series B, Rev., 5.00%, 11/01/2050	4,235	5,126
City of Santa Rosa Wastewater Revenue, Series A, Rev., 5.00%, 09/01/2033	1,770	2,319
City of Woodland, Facilities District Number 2004 1 Capital Project, Special Tax, 4.00%, 09/01/2041	500	579
Coast Community College District, Series F, GO, 4.00%, 08/01/2022	100	102
Compton Unified School District, Series B, GO, BAM, Zero Coupon, 06/01/2036	1,400	960
County of Sacramento, Airport System Revenue, Subordinated, Series E, Rev., 5.00%, 07/01/2029	1,025	1,283
CSCDA Community Improvement Authority, Series A, Rev., 5.00%, 01/01/2054 (e)	3,295	3,526
CSCDA Community Improvement Authority, Renaissance at City Center, Series A, Rev., 5.00%, 07/01/2051 (e)	215	231
CSCDA Community Improvement Authority, Social Bonds, Rev., 4.00%, 08/01/2056 (e)	410	424

SEE NOTES TO FINANCIAL STATEMENTS.

142	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Department of Veterans Affairs, Veteran’s Farm & Home Purchase Program, Series A, Rev., 3.00%, 12/01/2050	975	1,045
Deutsche Bank Spears/Lifers Trust, Series DBE8061, Rev., LOC: Deutsche Bank AG, LIQ: Deutsche Bank AG, 0.50%, 01/01/2060 (e) (z)	2,555	2,555
East Bay Municipal Utility District Water System Revenue, Green Bond, Series A, Rev., 5.00%, 06/01/2035	1,200	1,469
East Side Union High School District, 2008 Election, Series D, GO, 5.00%, 08/01/2037 (p)	10,000	10,280
Eastern Municipal Water District, Series A, Rev., 3.00%, 07/01/2024	340	363
Elk Grove Finance Authority, Special Tax, 4.00%, 09/01/2040	1,280	1,427
FHLMC Multifamily ML Certificates, Series 2021-ML10, Class AUS, Rev., 2.03%, 01/25/2038 (e)	343	345
Fontana Public Financing Authority,
Series A, Special Tax, 4.00%, 09/01/2022	95	97
Series A, Special Tax, 4.00%, 09/01/2023	145	153
Series A, Special Tax, 4.00%, 09/01/2025	1,200	1,338
Fresno Unified School District,
Series D, GO, 2.00%, 08/01/2023	220	226
Series D, GO, 2.00%, 08/01/2024	100	104
Gilroy School Facilities Financing Authority, General Obligations, Series A, Rev., 5.00%, 08/01/2046 (p)	5,000	5,375
Golden State Tobacco Securitization Corp.,
Series A1, Rev., 5.00%, 06/01/2029 (p)	2,500	3,073
Series A2, Rev., 5.00%, 06/01/2047 (p)	180	183
Golden State Tobacco Securitization Corp., Subordinate, Series B2, Rev., Zero Coupon, 06/01/2066	41,365	8,125
Golden State Tobacco Securitization Corp., Taxable Tobacco Settlement Asset Backed Bonds, Series C, Rev., 2.75%, 06/01/2034	1,900	1,911
Los Angeles County Development Authority, Sunny Garden Apartments, Rev., HUD, 0.20%, 07/01/2024 (z)	155	155
Los Angeles County Metropolitan Transportation Authority, Series A, Rev., 5.00%, 06/01/2023	305	326
Los Angeles County Metropolitan Transportation Authority, Measure R Junior, Green Bond, Subordinated,
Series A, Rev., 5.00%, 06/01/2024	3,365	3,746
Series A, Rev., 5.00%, 06/01/2030	3,000	3,992

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Series A, Rev., 5.00%, 06/01/2033	2,000	2,636
Series A, Rev., 5.00%, 06/01/2034	7,000	8,528
Los Angeles Department of Water,
Series B, Rev., 4.00%, 07/01/2027	1,500	1,772
Series B, Rev., 4.00%, 07/01/2029	1,000	1,228
Series B, Rev., 5.00%, 07/01/2037	740	925
Series C, Rev., 5.00%, 07/01/2033	2,765	3,642
Los Angeles Department of Water & Power, Rev., 5.00%, 07/01/2026	2,150	2,576
Los Angeles Department of Water & Power, Power System Revenue,
Series A, Rev., 5.25%, 07/01/2049	9,500	11,989
Series B, Rev., 5.00%, 07/01/2038	1,000	1,202
Los Angeles Department of Water & Power, Power System Revenue, Series B, Rev., 5.00%, 07/01/2023	155	166
Los Angeles Unified School District,
Series C, GO, 4.00%, 07/01/2040	1,000	1,195
Series C, GO, 5.00%, 07/01/2026	2,285	2,731
Series C, GO, 5.00%, 07/01/2027	5,000	6,147
Series C, GO, 5.00%, 07/01/2028	1,000	1,262
Series RYRR, GO, 4.00%, 07/01/2041	775	942
Series RYRR, GO, 5.00%, 07/01/2033	1,000	1,361
Los Angeles Unified School District, Election 2008, Series B1, GO, BAM, 5.00%, 07/01/2029	100	124
Metropolitan Water District of Southern California,
Rev., 5.00%, 01/01/2038	3,015	3,782
Series A1, Rev., VRDO, 0.06%, 01/03/2022 (z)	2,050	2,050
Municipal Improvement Corp. of Los Angeles, Real Property, Series B, Rev., 5.00%, 11/01/2039	2,535	3,291
Natomas Unified School District,
Series A, GO, AGM, 4.00%, 08/01/2045	7,740	8,720
Series A, GO, AGM, 4.00%, 08/01/2049	2,655	2,984
Norman Y Mineta San Jose International Airport SJC,
Series A, Rev., AMT, 5.00%, 03/01/2023 (p)	100	105
Series A, Rev., AMT, 5.00%, 03/01/2024	1,435	1,572
Series A, Rev., AMT, 5.00%, 03/01/2031	1,000	1,304
Series A, Rev., AMT, 5.00%, 03/01/2032	2,000	2,599
Northern California Power Agency, Hydroelectric Project, Series A, Rev., 5.00%, 07/01/2023	145	155
Orange County Sanitation District, Series A, Rev., 5.00%, 02/01/2036	1,230	1,637
Orange County Transportation Authority, 405 Improvement Project, Rev., BAN, 5.00%, 10/15/2024	2,880	3,244

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	143

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Orange County Water District, Interim Obligations, Series A, COP, 2.00%, 08/15/2023	1,540	1,570
Oxnard Union High School District, Series B, GO, 5.00%, 08/01/2045	3,000	3,710
Palm Springs Unified School District, Series A, GO, 2.00%, 08/01/2026	2,000	2,118
Palomar Health, Rev., 5.00%, 11/01/2039	4,000	4,646
Palomar Health, Capital Appreciation Electric of 2004, Series A, GO, AGC, Zero Coupon, 08/01/2031	330	274
Palomar Health, Capital Appreciation, Electric Of 2004, Series A, GO, AGC, Zero Coupon, 08/01/2028	500	451
Pomona Unified School District, 2016 Election, Series D, GO, 4.00%, 08/01/2038	1,745	2,104
Port of Oakland, Intermedia, Rev., AMT, 5.00%, 05/01/2022 (p)	125	127
Port of Oakland, Intermediate Lien,
Series H, Rev., AMT, 5.00%, 05/01/2027	2,500	3,025
Series H, Rev., AMT, 5.00%, 05/01/2028	1,875	2,319
Series H, Rev., AMT, 5.00%, 05/01/2029	405	513
Port of Oakland, Senior Lien, Series P, Rev., AMT, 5.00%, 05/01/2026 (p)	1,110	1,127
Port of Oakland, Unrefunded Intermediate, Rev., AMT, 5.00%, 05/01/2022	1,575	1,599
Sacramento Municipal Utility District, Electric, Series H, Rev., 4.00%, 08/15/2040	2,000	2,418
San Bernardino City Unified School District, Series A, GO, AGM, 5.00%, 08/01/2022	1,500	1,541
San Diego Community College District,
GO, 4.00%, 08/01/2032 (p)	2,910	3,367
GO, 5.00%, 08/01/2025 (p)	5,000	5,140
San Diego County Regional Airport Authority, Subordinate, Series B, Rev., AMT, 4.00%, 07/01/2036	1,090	1,298
San Diego County Regional Airport Authority, Subordinate Airport Revenue Bonds,
Rev., 5.00%, 07/01/2026	2,120	2,530
Rev., 5.00%, 07/01/2027	2,000	2,458
San Diego County Regional Airport Authority, Subordinated,
Rev., 5.00%, 07/01/2034	2,000	2,585
Series B, Rev., AMT, 5.00%, 07/01/2031	775	932
San Diego County Regional Transportation Commission, Series A, Rev., 5.00%, 10/01/2022	6,455	6,688
San Diego Public Facilities Financing Authority, Series A, Rev., 5.00%, 05/15/2039	1,565	1,844

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
San Diego Unified School District,
Series L2, GO, 4.00%, 07/01/2022	1,350	1,376
Series R4, GO, 5.00%, 07/01/2026	2,500	2,893
San Diego Unified School District, Measure YY Bonds, Series D2, GO, 5.00%, 07/01/2022	2,000	2,048
San Dieguito School Facilities Financing Authority, Special Tax, 5.00%, 03/01/2031	1,030	1,269
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, GO, 5.00%, 08/01/2036	1,875	2,292
San Francisco City & County Airport Comm-San Francisco International Airport,
Series A, Rev., 5.00%, 05/01/2031	205	241
Series A, Rev., AMT, 5.00%, 05/01/2032	2,000	2,621
Series C, Rev., 5.00%, 05/01/2046	1,920	2,248
San Francisco Unified School District,
Series B, GO, 4.00%, 06/15/2022	2,000	2,035
Series B, GO, 4.00%, 06/15/2027	1,000	1,175
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road, Rev., 4.00%, 01/15/2034	3,000	3,683
San Jose Financing Authority, Civic Center Project, Series A, Rev., 5.00%, 06/01/2028 (p)	1,010	1,077
San Jose Unified School District, Taxable, GO, 1.01%, 08/01/2027	1,700	1,648
Santa Clara Unified School District, GO, 5.00%, 07/01/2024	100	112
Santa Clara Valley Water District, Water System Utility Improvement, COP, 5.00%, 06/01/2038	2,495	3,256
Santaluz Community Facilities District No. 2,
Special Tax, 3.00%, 09/01/2022	245	249
Special Tax, 3.00%, 09/01/2023	250	261
Special Tax, 3.00%, 09/01/2024	95	101
Saugus Union School District School Facilities Improvement District No. 2014-1, Series C, GO, 3.00%, 08/01/2022	1,000	1,017
Sierra View Local Health Care District, Tulare Co.,
Rev., 4.00%, 07/01/2022	460	468
Rev., 4.00%, 07/01/2024	475	513
Southern California Public Power Authority, Canyon Power Project, Series A, Rev., 5.00%, 07/01/2034	1,000	1,146
Southern California Public Power Authority, Green Bond Milford Wind Co.,
Rev., 5.00%, 07/01/2023	135	144
Rev., 5.00%, 07/01/2024	40	45
Rev., 5.00%, 07/01/2025	250	290

SEE NOTES TO FINANCIAL STATEMENTS.

144	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
California — continued
Southern California Public Power Authority, Subordinated, Series A, Rev., 5.00%, 07/01/2023	2,195	2,349
State of California,
GO, 4.00%, 03/01/2036	8,850	10,659
GO, 4.00%, 11/01/2041	2,750	3,066
GO, 4.00%, 11/01/2045	2,000	2,220
GO, 5.00%, 11/01/2022	120	125
GO, 5.00%, 09/01/2023	2,525	2,723
GO, 5.00%, 12/01/2026	8,000	9,689
GO, 5.00%, 04/01/2029	925	1,188
GO, 5.00%, 09/01/2029	1,000	1,297
GO, 5.00%, 12/01/2029	700	912
GO, 5.00%, 11/01/2030	10,910	14,535
GO, 5.00%, 12/01/2030	55	73
GO, 5.00%, 10/01/2047	1,500	1,746
GO, AGM, 5.25%, 08/01/2032	1,000	1,387
Series C, GO, 5.00%, 09/01/2026	1,000	1,164
State of California Department of Water Resources, Water System, Series AT, Rev., (SIFMA Municipal Swap Index + 0.37%), 0.47%, 12/01/2035 (aa)	1,250	1,251
State of California, Bid Group, GO, 5.00%, 08/01/2027	3,065	3,673
State of California, Department of Water Resources, Series BB, Rev., 5.00%, 12/01/2027	1,855	2,318
State of California, Various Purpose,
GO, 4.00%, 10/01/2036	4,000	4,908
GO, 5.00%, 10/01/2027	5,000	6,197
GO, 5.00%, 10/01/2030	1,315	1,749
GO, 5.00%, 03/01/2034	2,180	2,835
State of California, Veterans Bonds, GO, 5.00%, 12/01/2031	5,500	6,176
Tobacco Securitization Authority of Northern California, Senior Bonds, Sacramento County, Series B1, Rev., 0.45%, 06/01/2030	15	15
Tuolumne Wind Project Authority, Series A, Rev., 5.00%, 01/01/2023	4,425	4,638
Turlock Public Financing Authority Water Revenue, Rev., BAN, 4.00%, 03/01/2027	18,500	18,554
University of California,
Series AR, Rev., 5.00%, 05/15/2041	2,000	2,357
Series BE, Rev., 5.00%, 05/15/2041	1,000	1,286
Series S, Rev., 5.00%, 05/15/2026 (w)	1,190	1,399
Series S, Rev., 5.00%, 05/15/2031 (w)	3,000	3,984
University of California, Limited Project,
Series K, Rev., 5.00%, 05/15/2035	1,980	2,344
Series M, Rev., 4.00%, 05/15/2047	1,300	1,474
University of California, Limited Project, Series K, Rev., 4.00%, 05/15/2046	300	334
University of California, Limited Project Revenue Bonds, Series Q, Rev., 5.00%, 05/15/2032	350	470

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

California — continued
Upper Santa Clara Valley Joint Powers Authority,
Series A, Rev., 4.00%, 08/01/2045	1,500	1,664
Series A, Rev., 4.00%, 08/01/2050	2,000	2,213
Ventura County Public Financing Authority,
Series A, Rev., 5.00%, 11/01/2024 (p)	1,000	1,040
Series A, Rev., 5.00%, 11/01/2025 (p)	1,000	1,040
Series A, Rev., 5.00%, 11/01/2026 (p)	1,000	1,040
West Contra Costa Healthcare District, Special Tax, 5.00%, 07/01/2027	805	979

		586,345

Colorado — 1.7%
Adams & Weld Counties School District No. 27J Brighton, GO, 5.00%, 12/01/2042	1,000	1,214
Aerotropolis Regional Transportation Authority, Rev., 4.25%, 12/01/2041	500	516
Alpine Mountain Ranch Metropolitan District Special Improvement District No. 1, Special Assessment, 4.00%, 12/01/2040	500	499
Arapahoe County School District No. 6 Littleton, GO, 5.00%, 12/01/2023	670	730
Brighton Crossing Metropolitan District No. 6, Series A, GO, 5.00%, 12/01/2035	525	582
Castle Oaks Metropolitan District No. 3, GO, AGM, 4.00%, 12/01/2026	220	252
City & County of Denver, Airport System Revenue,
Series A, Rev., AMT, 5.00%, 11/15/2027	2,000	2,446
Series A, Rev., AMT, 5.00%, 11/15/2028	2,500	3,050
Series A, Rev., AMT, 5.00%, 12/01/2030	3,000	3,892
Series B2, Rev., AMT, 5.00%, 11/15/2031 (z)	1,000	1,161
City & County of Denver, Airport System Revenue, Subordinated, Series A, Rev., AMT, 5.00%, 12/01/2027	2,000	2,446
City & County of Denver, Airport System Revenue, Subordinated System, Series A, Rev., AMT, 5.00%, 12/01/2043	3,000	3,659
City of Aurora, Water Revenue, Green Bond, Rev., 5.00%, 08/01/2041 (p)	1,800	2,160
City of Colorado Springs, Utilities System Revenue, Series A, Rev., 5.00%, 11/15/2022	1,195	1,245
Colorado Bridge Enterprise, Central 70 Project,
Rev., AMT, 4.00%, 12/31/2025	1,000	1,124
Rev., AMT, 4.00%, 12/31/2030	1,505	1,724
Colorado Educational & Cultural Facilities Authority, Aspen View Academy Project,
Rev., 4.00%, 05/01/2036	175	196
Rev., 4.00%, 05/01/2041	175	195
Colorado Health Facilities Authority, Adventhealth Obligated, Rev., 4.00%, 11/15/2038	2,000	2,373

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	145

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Colorado — continued
Colorado Health Facilities Authority, Adventhealth Obligated Group, Rev., 5.00%, 11/15/2038	1,000	1,332
Colorado Health Facilities Authority, Childrens Hospital, Series C, Rev., 5.00%, 12/01/2030	1,000	1,178
Colorado Health Facilities Authority, Commonspirit Health,
Series A1, Rev., 5.00%, 08/01/2027	1,025	1,256
Series A1, Rev., 5.00%, 08/01/2034	1,240	1,557
Series A2, Rev., 5.00%, 08/01/2028	2,215	2,780
Series A2, Rev., 5.00%, 08/01/2044	4,010	4,924
Colorado Health Facilities Authority, Covenant Retirement Communities, Series A, Rev., 5.00%, 12/01/2033 (p)	500	522
Colorado Health Facilities Authority, Improvement Bonds Christian Living Communities, Rev., 4.00%, 01/01/2042	500	546
Colorado Health Facilities Authority, Sanford Health, Series A, Rev., 5.00%, 11/01/2029	1,000	1,289
Colorado Health Facilities Authority, SCL Health System, Series A, Rev., 5.00%, 01/01/2030	1,175	1,517
Colorado Housing and Finance Authority, Series H, Rev., GNMA COLL, 3.00%, 05/01/2050	2,415	2,569
Colorado Housing and Finance Authority, Social Bond, Series B, Rev., GNMA, 3.00%, 05/01/2051	6,685	7,174
Colorado Housing and Finance Authority, Social Bonds,
Series E, Rev., GNMA, 3.00%, 11/01/2051	3,240	3,484
Series L, Rev., GNMA COLL, 3.25%, 11/01/2051	1,685	1,848
Colorado Housing and Finance Authority, Social Bonds Class I, Series H, Rev., GNMA, 3.00%, 11/01/2051	1,410	1,523
Copperleaf Metropolitan District No. 2,
GO, BAM, 4.00%, 12/01/2023	305	326
GO, BAM, 4.00%, 12/01/2025	470	530
Crystal Valley, Metropolitan District No. 2,
Series A, GO, AGM, 5.00%, 12/01/2028	500	629
Series A, GO, AGM, 5.00%, 12/01/2029	405	520
Series A, GO, AGM, 5.00%, 12/01/2030	360	471
Denver City & County, School District No. 1, GO, 5.00%, 12/01/2029	1,000	1,202
Denver Convention Center Hotel Authority, Senior, Rev., 5.00%, 12/01/2036	1,320	1,512
Denver Urban Renewal Authority, Senior Subordinated Stapleton, Series B, Tax Allocation, 5.00%, 12/01/2025	500	582

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Colorado — continued
E-470 Public Highway Authority, Series B, Rev., (United States SOFR * 0.67 + 0.35%), 0.38%, 09/01/2039 (aa)	1,485	1,489
E-470 Public Highway Authority, Capital Appreciation School Reform, Series B, Rev., NATL, Zero Coupon, 09/01/2030	290	253
E-470 Public Highway Authority, Senior,
Series A, Rev., 5.00%, 09/01/2027	1,000	1,227
Series A, Rev., 5.00%, 09/01/2028	1,000	1,254
Series A, Rev., 5.00%, 09/01/2040	2,775	3,083
Great Western Metropolitan District, GO, 4.75%, 12/01/2050	500	541
Jefferson Center Metropolitan District No. 1,
Series A2, Rev., 4.13%, 12/01/2040	575	606
Series A2, Rev., 4.38%, 12/01/2047	795	838
Jefferson County School District, Series R1, GO, 5.00%, 12/15/2031	2,000	2,535
Poudre Tech Metropolitan District, GO, AGM, 3.00%, 12/01/2022	420	430
Public Authority for Colorado Energy, Rev., 6.50%, 11/15/2038	3,000	4,665
Pueblo County School District No. 70, Series A, GO, 4.00%, 12/01/2026	1,355	1,575
Pueblo Urban Renewal Authority, Evraz Project Tax Increment, Tax Allocation, 4.75%, 12/01/2045 (e)	635	718
Regional Transportation District, Denver Transit Partners Eagle,
Series A, Rev., 5.00%, 07/15/2026	575	676
Series A, Rev., 5.00%, 01/15/2027	1,000	1,190
Series A, Rev., 5.00%, 01/15/2032	1,470	1,894
Siena Lake Metropolitan District, GO, 3.75%, 12/01/2041	500	500
State of Colorado,
Series A, COP, 5.00%, 09/01/2026	1,500	1,795
Series A, COP, 5.00%, 12/15/2029	2,000	2,597
Sterling Ranch Metropolitan District No. 1, GO, 5.00%, 12/01/2040	500	550
University of Colorado, University Enterprise,
Rev., 2.00%, 06/01/2051 (z)	5,625	5,920
Verve Metropolitan District No. 1, GO, 5.00%, 12/01/2036	1,500	1,670
Village Metropolitan District (The), GO, 4.15%, 12/01/2030	485	535
Villages at Johnstown Metropolitan District No. 3, Senior Bond, Series A, GO, 5.00%, 12/01/2040	585	635
Windler Public Improvement Authority, Series A1, Rev., 4.00%, 12/01/2036	2,565	2,587

		108,498

Connecticut — 1.5%
City of Bridgeport, Series A, GO, 4.00%, 06/01/2039	250	292

SEE NOTES TO FINANCIAL STATEMENTS.

146	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Connecticut — continued
Connecticut Housing Finance Authority, Series E1, Rev., 3.00%, 11/15/2050	1,845	1,972
Connecticut Housing Finance Authority, Mortgage Finance Program, Series A1, Rev., 3.50%, 11/15/2045	3,680	4,028
Connecticut Housing Finance Authority, Social Bonds, Series B1, Rev., GNMA/FNMA/FHLMC, 3.00%, 11/15/2049	1,580	1,702
Connecticut State, Health & Educational Facilities Authority, Yale University,
Series U2, Rev., 2.00%, 07/01/2033 (z)	250	250
Series 2017 B1, Rev., 5.00%, 07/01/2029	4,845	6,272
Series A, Rev., 0.38%, 07/01/2035 (z)	6,415	6,403
Connecticut State Health & Educational Facilities Authority, Hartford Healthcare Project,
Series A, Rev., 5.00%, 07/01/2026	555	662
Series A, Rev., 5.00%, 07/01/2033	565	744
Connecticut State Health & Educational Facilities Authority, Stamford Hospital Issue,
Rev., 4.00%, 07/01/2038 (w)	3,500	4,075
Rev., 4.00%, 07/01/2041 (w)	2,250	2,605
Rev., 5.00%, 07/01/2024 (w)	175	191
Rev., 5.00%, 07/01/2030 (w)	865	1,086
Connecticut State, Health & Educational Facilities Authority, Yale New Haven, Series B, Rev., 1.80%, 07/01/2049 (z)	4,000	4,101
Connecticut State, Higher Education Supplement Loan Authority, Chesla Loan Program, Series B, Rev., AMT, 5.00%, 11/15/2030	500	635
Connecticut State, Health & Educational Facilities Authority, Bridgeport Hospital, Series D, Rev., 5.00%, 07/01/2025	3,565	3,647
Connecticut State, Health & Educational Facilities Authority, Sacred Heart University,
Series K, Rev., 4.00%, 07/01/2045	750	861
Series K, Rev., 5.00%, 07/01/2037	950	1,204
Connecticut State, Health & Educational Facilities Authority, Yale University,
Series A2, Rev., 2.00%, 07/01/2042 (z)	3,575	3,795
Series A, Rev., 1.10%, 07/01/2048 (z)	1,755	1,771
Series C1, Rev., 5.00%, 07/01/2040 (z)	2,515	3,119
East Hartford Housing Authority, Veterans Terrace Project, Rev., HUD, 0.25%, 06/01/2023 (z)	285	285
State of Connecticut,
Series 2021A, GO, 3.00%, 01/15/2022	1,655	1,656
Series 2021A, GO, 3.00%, 01/15/2026	5,000	5,473
Series 2021A, GO, 3.00%, 01/15/2032	2,250	2,527
Series 2021A, GO, 4.00%, 01/15/2027	7,000	8,121

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Connecticut — continued
Series 2021A, GO, 4.00%, 01/15/2028	3,500	4,129
Series A, GO, 4.00%, 03/15/2032	850	934
Series B, GO, 5.00%, 06/15/2026	1,000	1,152
State of Connecticut, Special Tax Revenue,
Series D, Rev., 4.00%, 11/01/2038	3,500	4,254
Series D, Rev., 5.00%, 11/01/2033	1,675	2,245
State of Connecticut, Special Tax Obligation Bonds,
Rev., 5.00%, 05/01/2025	1,150	1,319
Rev., 5.00%, 05/01/2040	300	383
State of Connecticut, Special Tax Revenue, Transportation Infrastructure, Series A, Rev., 5.00%, 09/01/2031	1,220	1,363
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation, 4.00%, 04/01/2036 (e)	195	209
Town of Hamden,
GO, BAM, 4.00%, 08/15/2027	535	624
GO, BAM, 5.00%, 08/15/2029	575	729
GO, BAM, 5.00%, 08/15/2031	500	655
Series A, GO, BAM, 5.00%, 08/01/2032	500	637
University of Connecticut,
Series A, Rev., 5.00%, 02/15/2025	2,590	2,951
Series A, Rev., 5.00%, 08/15/2026	1,400	1,498
Series A, Rev., 5.00%, 01/15/2037	3,000	3,561

		94,120

Delaware — 0.5%
Delaware State Economic Development Authority, NRG Energy Project, Rev., 1.25%, 10/01/2045 (z)	4,065	4,071
Delaware State Health Facilities Authority, Christiana Health Care System, Rev., 5.00%, 10/01/2039	5,345	6,763
Delaware Transportation Authority,
Rev., 5.00%, 07/01/2027	1,000	1,232
Rev., 5.00%, 07/01/2033	2,265	2,971
State of Delaware,
GO, 5.00%, 02/01/2028	6,520	8,152
GO, 4.00%, 02/01/2031	2,000	2,414
GO, 5.00%, 02/01/2031	995	1,329
Series B, GO, 4.00%, 07/01/2024	1,750	1,910

		28,842

District of Columbia — 1.6%
District of Columbia,
Rev., 5.00%, 06/01/2040	1,725	2,059
Series A, Rev., 4.00%, 03/01/2037	2,000	2,383
Series A, Rev., 4.00%, 03/01/2040	10,000	11,868
Series A, GO, 5.00%, 06/01/2022	2,175	2,218
Series A, Rev., 5.00%, 12/01/2022	2,000	2,088
Series A, Rev., 5.00%, 03/01/2031	1,500	1,937
Series C, Rev., 4.00%, 05/01/2039	2,500	2,995
Series C, Rev., 5.00%, 10/01/2030	4,500	5,825
Series D, GO, 5.00%, 02/01/2028	820	1,025

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	147

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
District of Columbia — continued
Series D, GO, 5.00%, 02/01/2029	810	1,038
Series D, GO, 5.00%, 02/01/2034	5,000	6,622
Series E, GO, 5.00%, 02/01/2028	1,285	1,606
Series E, GO, 5.00%, 02/01/2035	1,000	1,322
District of Columbia Housing Finance Agency, 218 Vine St Project, Rev., 0.30%, 01/01/2040 (z)	2,500	2,502
District of Columbia Housing Finance Agency, Kenilworth 166 Apartments, Rev., HUD, 1.25%, 06/01/2025 (z)	3,225	3,269
District of Columbia Water & Sewer Authority, Green Bond Subordinate, Series A, Rev., 5.00%, 10/01/2038	1,010	1,294
District of Columbia, Income Tax, Series B, Rev., 5.00%, 12/01/2026	3,440	3,587
District of Columbia, Latin American Montessori, Rev., 4.00%, 06/01/2030	745	837
District of Columbia, National Public Radio, Rev., 4.00%, 04/01/2032 (p)	1,500	1,718
District of Columbia, Water & Sewer Authority, Subordinated Lien, Series A, Rev., 5.00%, 10/01/2027	615	637
Metropolitan Washington Airports Authority,
Rev., AMT, 5.00%, 10/01/2026	1,335	1,591
Rev., AMT, 5.00%, 10/01/2029	2,000	2,425
Series A, Rev., AMT, 5.00%, 10/01/2027	1,000	1,221
Series A, Rev., AMT, 5.00%, 10/01/2031	5,000	6,311
Series A, Rev., AMT, 5.00%, 10/01/2032	2,000	2,569
Metropolitan Washington Airports Authority Aviation Revenue,
Series A, Rev., AMT, 5.00%, 10/01/2022	850	880
Series A, Rev., AMT, 5.00%, 10/01/2023	1,000	1,081
Series A, Rev., AMT, 5.00%, 10/01/2025	2,000	2,312
Series A, Rev., AMT, 5.00%, 10/01/2026	1,500	1,787
Series A, Rev., AMT, 5.00%, 10/01/2030	1,000	1,301
Metropolitan Washington Airports Authority, Airport System Revenue,
Series A, Rev., AMT, 5.00%, 10/01/2028	1,000	1,251
Series A, Rev., AMT, 5.00%, 10/01/2034	395	496
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Series B, Rev., 4.00%, 10/01/2049	1,000	1,131
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, Series C, Rev., AGC, 6.50%, 10/01/2041	350	443
Washington Convention & Sports Authority,
Series A, Rev., 4.00%, 10/01/2034	1,015	1,218
Series A, Rev., 4.00%, 10/01/2036	330	395
Series A, Rev., 5.00%, 10/01/2033	1,000	1,290
Washington Convention & Sports Authority, Senior Lien,
Series B, Tax Allocation, 5.00%, 10/01/2029	1,000	1,279

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

District of Columbia — continued
Series B, Tax Allocation, 5.00%, 10/01/2030	1,500	1,957
Washington Metropolitan Area Transit Authority,
Series A, Rev., 5.00%, 07/15/2026	1,650	1,976
Series A, Rev., 5.00%, 07/15/2031	4,240	5,590
Series A, Rev., 5.00%, 07/15/2037	2,000	2,602
Washington Metropolitan Area Transit Authority, Green Bond,
Series A, Rev., 5.00%, 07/15/2028	2,280	2,883
Series A, Rev., 5.00%, 07/15/2029	1,540	1,994

		102,813

Florida — 4.3%
Alachua County, Health Facilities Authority, Oak Hammock at The University of Florida, Inc. Project, Rev., 4.00%, 10/01/2031 (w)	615	681
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinic, Rev., 5.00%, 12/01/2032	1,000	1,276
Ave Maria Stewardship Community District, Phase 3 Master Improvements Project,
Special Assessment, 2.75%, 05/01/2031	420	421
Special Assessment, 3.13%, 05/01/2041	1,775	1,787
Ave Maria Stewardship Community District, Phase 4 Master Improvement, Special Assessment, BAN, 3.50%, 05/01/2026 (e)	1,000	1,001
Belmond Reserve Community Development District, 202 Project, Special Assessment, 4.00%, 05/01/2040	345	369
Belmont II Community Development District, 2020 Assessment Area,
Special Assessment, 2.50%, 12/15/2025	20	20
Special Assessment, 3.13%, 12/15/2030	125	130
Boggy Branch Community Development District, Special Assessment, 2.50%, 05/01/2026	395	398
Brevard County Health Facilities Authority, Health First Inc., Rev., 5.00%, 04/01/2025	1,600	1,762
Brevard County Housing Finance Authority, Tropical Manor Apartments, Rev., 0.25%, 12/01/2023 (z)	270	270
Broward County Housing Finance Authority, Solaris Apartments, Series B, Rev., 0.70%, 01/01/2025 (z)	1,470	1,469
Capital Projects Finance Authority, Florida University Project, Series A1, Rev., 5.00%, 10/01/2032	1,350	1,659
Capital Trust Agency, Inc., College Park Towers Apartments, Rev., HUD, 1.25%, 05/01/2024 (z)	7,500	7,579

SEE NOTES TO FINANCIAL STATEMENTS.

148	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Capital Trust Agency, Inc., Imagine School at North Manatee, Rev., 5.00%, 06/01/2041 (e)	325	372
Capital Trust Agency, Inc., Liza Jackson Preparatory School, Rev., 5.00%, 08/01/2040	150	182
Capital Trust Agency, Inc., Lutz Preparatory School, Inc. Project, Series A, Rev., 4.00%, 06/01/2041	300	338
Capital Trust Agency, Inc., Tallahassee Classical School, Rev., 4.00%, 07/01/2036 (e)	1,370	1,386
Central Florida Expressway Authority,
Series D, Rev., 5.00%, 07/01/2029	565	726
Series D, Rev., 5.00%, 07/01/2032	1,000	1,338
Series D, Rev., AGM, 5.00%, 07/01/2034	3,000	3,999
Series D, Rev., AGM, 5.00%, 07/01/2035	10,000	13,307
Central Florida Expressway Authority, Senior Lien, Rev., AGM, 4.00%, 07/01/2039	1,260	1,526
Centre Lake Community Development District, Special Assessment, 3.00%, 05/01/2042	605	607
Chapel Creek Community Development District, Special Assessment, 3.00%, 05/01/2031 (e)	260	263
Citizens Property Insurance, Inc., Senior Secured, Series A1, Rev., 5.00%, 06/01/2022	320	326
City of Cape Coral, Water & Sewer Revenue, Rev., 5.00%, 10/01/2029	250	308
City of Jacksonville, Series A, Rev., 5.00%, 10/01/2034	1,250	1,621
City of Jacksonville, Brooks Rehabilitation Project,
Rev., 4.00%, 11/01/2034	500	582
Rev., 4.00%, 11/01/2045	1,500	1,715
City of Lake Worth Beach Consolidated Utility Revenue,
Rev., BAM, 5.00%, 10/01/2029	1,930	2,480
Rev., BAM, 5.00%, 10/01/2030	2,135	2,802
City of Pompano Beach, John Knox Village Project, Series A, Rev., 4.00%, 09/01/2036	175	196
City of Port St Lucie Stormwater Utility Revenue, Rev., 4.00%, 05/01/2039	1,075	1,272
City of South Miami, Health Facilities Authority Inc., Baptist Health South Florida, Rev., 5.00%, 08/15/2023	100	107
City of Tallahassee, Energy System Revenue, Rev., 5.00%, 10/01/2028	3,000	3,778
County of Broward Airport System Revenue, Series P1, Rev., AMT, 5.00%, 10/01/2026 (p)	1,120	1,159

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
County of Broward Tourist Development Tax Revenue, Convention Center Expansion Project,
Rev., 5.00%, 09/01/2025	2,250	2,610
Rev., 5.00%, 09/01/2031	3,000	3,986
County of Broward, Airport System Revenue,
Rev., AMT, 5.00%, 10/01/2033	655	792
Series A, Rev., AMT, 5.00%, 10/01/2028	800	999
Series A, Rev., AMT, 5.00%, 10/01/2036	2,000	2,505
County of Broward, Port Facilities Revenue, Senior Bond, Series B, Rev., AMT, 4.00%, 09/01/2044	3,000	3,392
County of Hillsborough, Rev., 4.00%, 08/01/2034	4,370	5,230
County of Lee Airport Revenue,
Series B, Rev., AMT, 5.00%, 10/01/2029	2,085	2,644
Series B, Rev., AMT, 5.00%, 10/01/2032	2,000	2,627
County of Miami-Dade Aviation Revenue,
Series A, Rev., 5.00%, 10/01/2025	1,250	1,453
Series A, Rev., AMT, 5.00%, 10/01/2025 (p)	2,250	2,329
Series A, Rev., 5.00%, 10/01/2031	2,000	2,598
Series A, Rev., AMT, 5.00%, 10/01/2031 (p)	1,000	1,035
Series A, Rev., AMT, 5.00%, 10/01/2032 (p)	1,000	1,035
Series A, Rev., AMT, 5.00%, 10/01/2044	2,200	2,690
County of Miami-Dade Seaport Department, Subordinate, Series A1, Rev., AGM, AMT, 4.00%, 10/01/2040	2,675	3,189
County of Miami-Dade, Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2028	7,000	7,800
Series A, Rev., AMT, 5.00%, 10/01/2030	2,000	2,288
Series A, Rev., AMT, 5.00%, 10/01/2027 (p)	1,455	1,612
County of Miami-Dade, Building Better Communities Project, Series A, GO, 4.00%, 07/01/2044	350	414
County of Miami-Dade, Transit System, Sales Tax,
Rev., 5.00%, 07/01/2025 (p)	35	36
Rev., 5.00%, 07/01/2042 (p)	5,000	5,119
County of Miami-Dade, Water & Sewer System Revenue,
Rev., 5.00%, 10/01/2031	1,500	2,000
Series B, Rev., 5.00%, 10/01/2031	500	579
Series B, Rev., 5.00%, 10/01/2033	1,000	1,156
Series B, Rev., AGM, 5.25%, 10/01/2022	1,125	1,168
Cypress Bluff Community, Development District, Delaware Webb Project, Series A, Special Assessment, 2.70%, 05/01/2025 (e)	190	193
Daytona Beach Housing Authority, The WM at River Project, Rev., 1.25%, 12/01/2025 (z)	1,305	1,324

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	149

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
DG Farms Community Development District, Special Assessment, 3.75%, 05/01/2040	400	412
Eden Hills Community Development District, Special Assessment, 4.00%, 05/01/2040	300	319
Epperson North Community Development District, Assessment Area, Special Assessment, 2.50%, 05/01/2026	270	272
Florida Development Finance Corp., Series A, Rev., 4.00%, 06/01/2030	500	532
Florida Development Finance Corp., Brightline Florida Passenger, Rev., AMT, 0.30%, 12/01/2056 (z)	5,935	5,935
Florida Development Finance Corp., Brightline Florida Passenger Rail, Series B, Rev., AMT, 7.38%, 01/01/2049 (e)	9,500	10,370
Florida Development Finance Corp., Discovery High School Project, Series A, Rev., 4.00%, 06/01/2030 (e)	1,500	1,619
Florida Development Finance Corp., Mater Academy Project, Series A, Rev., 5.00%, 06/15/2040 (e)	400	462
Florida Development Finance Corp., Mayflower Retirement, Rev., 1.75%, 06/01/2026 (e)	510	509
Florida Development Finance Corp., Virgin Trains USA Passenger,
Series A, Rev., AMT, 6.38%, 01/01/2049 (e) (z)	3,225	3,300
Series A, Rev., AMT, 6.50%, 01/01/2049 (e) (z)	2,000	2,043
Florida Housing Finance Corp., Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	1,295	1,401
Florida Housing Finance Corp., Social Bond, Social Bond, Series 1, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	2,650	2,849
Florida Housing Finance Corp., Social Bonds, Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	12,000	12,861
Florida Housing Finance Corp., Valencia Park Apartments, Series A, Rev., 0.25%, 12/01/2023 (z)	2,450	2,448
Florida Keys Aqueduct Authority, Series B, Rev., 5.00%, 09/01/2025	1,070	1,243
Florida State Board of Governors Florida International University Dormitory Rev, Series A, Rev., BAM, 5.00%, 07/01/2029	1,900	2,417
Greater Orlando Aviation Authority, Series A, Rev., AMT, 5.00%, 10/01/2032	1,500	1,888
Greater Orlando Aviation Authority, Priority Subordinated,
Series A, Rev., AMT, 5.00%, 10/01/2033	1,500	1,813
Series A, Rev., AMT, 5.00%, 10/01/2036	2,230	2,690

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 4.00%, 05/01/2040	545	581
Highlands County Health Facilities Authority, Adventhealth Obligated, Rev., VRDO, 0.12%, 01/07/2022 (z)	15,000	15,000
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A, Rev., 4.00%, 08/01/2045	3,275	3,830
Hillsborough County, School Board, Master Lease Program, Series A, COP, 5.00%, 07/01/2029 (p)	200	205
JEA Electric System, Series 3A, Rev., 5.00%, 10/01/2022	370	383
JEA Electric System Revenue,
Series 3A, Rev., 5.00%, 10/01/2035	5,000	6,409
Series IIIB, Rev., 5.00%, 10/01/2032	1,295	1,571
JEA Electric System Revenue, Subordinate, Series A, Rev., 5.00%, 10/01/2031	2,795	3,708
JEA Water & Sewer System Revenue,
Series A, Rev., 4.00%, 10/01/2037	750	921
Series A, Rev., 5.00%, 10/01/2025	1,000	1,165
JEA Water & Sewer System Revenue, Subordinated, Series A, Rev., 5.00%, 10/01/2031	885	1,083
Lakewood Ranch Stewardship District, Lorraine Lakes Project, Special Assessment, 3.13%, 05/01/2030 (e)	315	327
Lakewood Ranch Stewardship District, Northeast Sector Project,
Special Assessment, 2.50%, 05/01/2025 (e)	1,165	1,178
Special Assessment, 3.20%, 05/01/2030 (e)	545	568
Special Assessment, 3.50%, 05/01/2040	925	955
Lakewood Ranch Stewardship District, Zario Project, Special Assessment, 2.63%, 05/01/2025	560	569
Miami-Dade County Housing Finance Authority, Platform 3750 LLC, Rev., 0.25%, 08/01/2024 (z)	2,810	2,809
Miami-Dade County Housing Finance Authority, Sunset Bay Apartments, Rev., 0.25%, 12/01/2023 (z)	945	945
Midtown Miami Community Development District, Series A, Special Assessment, 5.00%, 05/01/2037	350	361
North Powerline Road Community Development District, Special Assessment, 3.63%, 05/01/2040	1,345	1,390
Old Hickory Community Development District, Special Assessment, 2.50%, 06/15/2025	220	223

SEE NOTES TO FINANCIAL STATEMENTS.

150	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Orange County Housing Finance Authority, Dunwoodie Place Apartments, Rev., 0.20%, 09/01/2024 (z)	1,920	1,916
Orange County Housing Finance Authority, Stratford Point Apartments, Rev., 0.55%, 01/01/2025 (z)	1,895	1,893
Orlando Utilities Commission,
Series 2018A, Rev., 5.00%, 10/01/2035	2,480	3,032
Series C, Rev., 5.00%, 10/01/2022	1,500	1,554
Orlando Utilities Commission, Series 2018 Project, Series A, Rev., 5.00%, 10/01/2026	1,610	1,937
Palm Beach County Health Facilities Authority, Retirement Life Communities, Rev., 5.00%, 11/15/2032	2,270	2,674
Parkview at Long Lake Ranch Community Development District, Special Assessment, 4.00%, 05/01/2051	800	841
Pasco County School Board, Series A, COP, BAM, 5.00%, 08/01/2036	1,720	2,115
Pine Ridge Plantation Community Development District, Senior Lien,
Series A1, Special Assessment, AGM, 3.00%, 05/01/2022	470	473
Series A1, Special Assessment, AGM, 3.00%, 05/01/2023	480	495
Pinellas County Housing Finance Authority, Jordan Park Apartments, Rev., HUD, 0.65%, 01/01/2025 (z)	1,135	1,134
Pinellas County Housing Finance Authority, Lexington Club Renaissance, Rev., 0.30%, 04/01/2023 (z)	2,000	2,000
Reunion East Community Development District,
Special Assessment, 2.40%, 05/01/2026	125	125
Special Assessment, 2.85%, 05/01/2031	25	25
Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 4.00%, 06/15/2040	500	537
Sarasota County Health Facilities Authority, Sunnyside Village Project, Rev., 5.00%, 05/15/2048	425	475
Sarasota County Public Hospital District, Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 0.11%, 01/07/2022 (z)	5,730	5,730
Sarasota National Community Development District, Special Assessment, 4.00%, 05/01/2039	615	666
Sawyers Landing Community Development District, Special Assessment, 3.75%, 05/01/2031	400	426
School District of Broward County, Series A, COP, 5.00%, 07/01/2025 (p)	1,415	1,449

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Florida — continued
State of Florida Department of Transportation, Rev., 5.00%, 07/01/2024	430	479
State of Florida Department of Transportation Turnpike System Revenue,
Series B, Rev., 5.00%, 07/01/2022	1,000	1,024
Series B, Rev., 5.00%, 07/01/2033	1,000	1,339
State of Florida Department of Transportation, Indirect Garvee, Series A, Rev., 5.00%, 07/01/2023	5,000	5,353
State of Florida, Department of Transportation, Turnpike System Revenue,
Series A, Rev., 5.00%, 07/01/2022	1,310	1,341
Series A, Rev., 5.00%, 07/01/2029	2,000	2,576
Series B, Rev., 5.00%, 07/01/2023	125	134
Stillwater Community Development District, Project 2021, Special Assessment, 3.00%, 06/15/2031 (e)	225	229
Stoneybrook South Community Development District, Fox South Assessment Area,
Special Assessment, 2.50%, 12/15/2025 (e)	550	556
Special Assessment, 3.00%, 12/15/2030 (e)	475	487
Special Assessment, 3.50%, 12/15/2040 (e)	1,030	1,066
Storey Park Community Development District, Assessment Area Four Project,
Special Assessment, 2.38%, 06/15/2026 (e)	40	40
Special Assessment, 2.88%, 06/15/2031 (e)	60	61
Towne Park Community Development District, Assessment Area 3D Project, Special Assessment, 2.63%, 05/01/2025 (e)	500	505
Tradition Community Development District No. 9, Special Assessment, 3.00%, 05/01/2041	130	130
Village Community Development District No. 13,
Special Assessment, 1.88%, 05/01/2025 (e)	995	1,007
Special Assessment, 2.63%, 05/01/2030 (e)	1,500	1,567
Villamar Community Development District, Special Assessment, 3.75%, 05/01/2040	655	687
Wildwood Utility Dependent District, Senior South Sumter Utilities Project,
Rev., BAM, 5.00%, 10/01/2031	1,300	1,701
Rev., BAM, 5.00%, 10/01/2033	1,150	1,498
Rev., BAM, 5.00%, 10/01/2039	1,490	1,914
Rev., BAM, 5.00%, 10/01/2040	1,610	2,064

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	151

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Florida — continued
Wildwood Utility Dependent District, Subordinate South Sumter Utilities Project, Rev., BAM, 5.00%, 10/01/2041	650	831

		277,665

Georgia — 2.5%
Atlanta Urban Residential Finance Authority, Sylvan Senior Apartments, Rev., FHA, 0.41%, 12/01/2025 (z)	575	574
Bartow County Development Authority, Georgia Power Co. Pollution Bowen Project, Rev., 1.80%, 09/01/2029 (z)	4,425	4,439
Board of Water Light & Sinking Fund Commissioners of The City of Dalton, Combined Utilities Revenue Bonds,
Rev., 4.00%, 03/01/2035	1,100	1,310
Rev., 4.00%, 03/01/2036	1,000	1,188
Rev., 4.00%, 03/01/2037	1,135	1,341
Rev., 4.00%, 03/01/2038	1,000	1,180
Brookhaven Development Authority, Children’s Healthcare of Atlanta Obligated Group,
Series A, Rev., 4.00%, 07/01/2044	3,000	3,497
Series A, Rev., 4.00%, 07/01/2049	4,150	4,795
Carroll County, School District, GO, 5.00%, 04/01/2024	1,000	1,103
City of Atlanta Department of Aviation,
Series C, Rev., AMT, 5.00%, 07/01/2026	960	1,136
Series C, Rev., AMT, 5.00%, 07/01/2034	540	703
City of Atlanta, Airport Passenger Facility, Subordinated Lien, Series C, Rev., 5.00%, 07/01/2040	2,000	2,513
City of Atlanta, Department of Aviation, Series B, Rev., AMT, 5.00%, 07/01/2028	3,300	4,105
City of Atlanta, Department of Aviation, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2031	1,155	1,449
Cobb County, Kennestone Hospital Authority, Wellstar Health System, Inc., Rev., 4.00%, 04/01/2033	500	597
Dawson County Development Authority, Peaks Of Dawsonville Project, Rev., 0.28%, 10/01/2023	1,500	1,496
DeKalb County Housing Authority, Columbia Village Project, Series A, Rev., HUD, 0.34%, 08/01/2024 (z)	285	284
Development Authority of Burke County (The), Oglethorpe Power Corp. Scherer Project, Series A, Rev., 1.50%, 01/01/2040 (z)	250	256
Development Authority of Monroe County (The), Oglethorpe Power Corporation Scherer Project, Series A, Rev., 1.50%, 01/01/2039 (z)	125	128

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Georgia — continued
Development Authority of Monroe County (The), Georgia Power Co. Plant Scherer, Rev., 1.00%, 07/01/2049 (z)	1,785	1,789
George L Smith II Congress Center Authority, Convention Center Hotel, Series 2, Rev., 5.00%, 01/01/2054 (e)	1,000	1,163
Georgia Housing & Finance Authority, Series A, Rev., 4.00%, 06/01/2050	3,680	4,077
Georgia State Road & Tollway Authority,
Rev., 5.00%, 06/01/2026	3,200	3,806
Rev., 5.00%, 06/01/2027	5,250	6,426
Rev., 5.00%, 06/01/2028	5,500	6,898
Rev., 5.00%, 06/01/2030	6,205	8,139
Henry County School District, GO, 4.00%, 08/01/2026	1,175	1,353
Main Street Natural Gas, Inc.,
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 04/01/2048 (z)	5,000	5,271
Series A, Rev., 4.00%, 07/01/2052 (z)	18,000	20,803
Series B, Rev., (ICE LIBOR USD 1 Month * 0.67 + 0.75%), 0.82%, 04/01/2048 (aa)	500	503
Series B, Rev., 4.00%, 08/01/2049 (z)	2,675	2,919
Series C, Rev., LIQ: Royal Bank of Canada, 4.00%, 08/01/2048 (z)	105	112
Series C, Rev., 4.00%, 03/01/2050 (z)	7,350	8,321
Series C, Rev., 4.00%, 05/01/2052 (z)	5,810	6,818
Metropolitan Atlanta Rapid Transit Authority, Series B, Rev., 5.00%, 07/01/2045	10,000	11,882
Milledgeville & Baldwin County Development Authority, Georgia College & State University Projects,
Rev., 5.00%, 06/15/2024	470	522
Rev., 5.00%, 06/15/2025	360	414
Municipal Electric Authority of Georgia, Combined Cycle Project,
Series A, Rev., 4.00%, 11/01/2023	2,750	2,927
Series A, Rev., 5.00%, 11/01/2027	250	307
Series A, Rev., 5.00%, 11/01/2029	250	319
Municipal Electric Authority of Georgia, General Resolution Project, Series A, Rev., 4.00%, 01/01/2037	1,125	1,331
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project,
Rev., AGM, 4.00%, 01/01/2036	330	385
Rev., AGM, 4.00%, 01/01/2041	1,000	1,153
Rev., 5.00%, 01/01/2023	200	209
Rev., AGM, 5.00%, 01/01/2025	200	227
Rev., AGM, 5.00%, 01/01/2027	125	150
Municipal Electric Authority of Georgia, Project One, Subordinated,
Series B, Rev., 4.00%, 01/01/2039	1,400	1,650
Series B, Rev., 5.00%, 01/01/2023	1,000	1,046

SEE NOTES TO FINANCIAL STATEMENTS.

152	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Georgia — continued
Municipal Electric Authority of Georgia, Subordinate General Resolution, Rev., 5.00%, 01/01/2033	1,010	1,328
Municipal Electric Authority of Georgia, Subordinate Project One, Series A, Rev., 5.00%, 01/01/2030	705	895
Northwest Georgia Housing Authority, Charles Hight Apartments Project, Rev., FHA, 0.25%, 08/01/2022 (z)	335	335
Northwest Georgia Housing Authority, Dallas Manor Apartments Projects, Rev., HUD, 0.25%, 10/01/2024 (z)	260	259
Northwest Georgia Housing Authority, Park Homes Apartments Project, Rev., FHA, 0.25%, 08/01/2022 (z)	365	365
Private Colleges & Universities Authority, Savannah College Of Art and Design,
Rev., 4.00%, 04/01/2038	1,400	1,660
Rev., 5.00%, 04/01/2027	400	484
Rev., 5.00%, 04/01/2029	75	95
Private Colleges & Universities Authority, Various Emory University, Series B, Rev., (SIFMA Municipal Swap Index + 0.42%), 0.52%, 10/01/2039 (aa)	1,000	1,000
Savannah Economic Development Authority, International Paper Company Project, Rev., 1.90%, 08/01/2024	150	155
State of Georgia,
Series A1, GO, 5.00%, 02/01/2024	100	110
Series A, GO, 5.00%, 08/01/2023	1,010	1,086
Series C, GO, 4.00%, 10/01/2022	2,015	2,073
State of Georgia, Group 2, Series A, GO, 4.00%, 08/01/2034	2,000	2,457
State of Georgia, Tranche 2, Series A, GO, 5.00%, 07/01/2030	2,000	2,589
Tender Option Bond Trust Receipts/Certificates, Series 2017-ZF0589, Rev., LIQ: Bank of America NA, 0.00%, 06/01/2049 (e) (z)	3,750	3,750
Tender Option Bond Trust Receipts/Certificates, Floaters, Series 2021-XG0308, Rev., LIQ: Bank of America NA, 0.00%, 01/01/2052 (e) (z)	2,430	2,430
Thomaston Housing Authority, Fairview Apartments Project, Series A, Rev., FNMA, HUD, 0.34%, 12/01/2023 (z)	4,250	4,253
Walker County Development Authority, Gateway At Rossville Project, Rev., 0.46%, 12/01/2024 (z)	1,000	999

		159,337

Guam — 0.0% (g)
Territory of Guam, Series F, Rev., 4.00%, 01/01/2042	1,000	1,127

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Hawaii — 0.3%
City & County of Honolulu,
Series A, GO, 5.00%, 10/01/2025	15	18
Series A, GO, 5.00%, 09/01/2027	30	37
County of Maui, GO, 5.00%, 03/01/2028	1,175	1,468
State of Hawaii, Series FG, GO, 4.00%, 10/01/2032	2,000	2,285
State of Hawaii Airports System Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2032	1,500	1,830
Series A, Rev., AMT, 5.00%, 07/01/2033	1,630	1,989
Series B, Rev., 5.00%, 07/01/2026	1,250	1,487
Series D, Rev., 5.00%, 07/01/2030	1,000	1,304
State of Hawaii Harbor System Revenue,
Series A, Rev., AMT, 4.00%, 07/01/2031	250	301
Series A, Rev., AMT, 4.00%, 07/01/2032	500	601
Series A, Rev., AMT, 4.00%, 07/01/2033	750	900
Series A, Rev., AMT, 4.00%, 07/01/2034	3,555	4,256
Series A, Rev., AMT, 5.00%, 07/01/2027	250	304
Series A, Rev., AMT, 5.00%, 07/01/2028	500	623
Series A, Rev., AMT, 5.00%, 07/01/2029	250	317
Series C, Rev., 4.00%, 07/01/2032	200	243
State of Hawaii State Highway Fund, Rev., 5.00%, 01/01/2029	1,000	1,274

		19,237

Idaho — 0.1%
Idaho Health Facilities Authority, Trinity Health Credit Group, Series A, Rev., 5.00%, 12/01/2047	1,715	2,082
Idaho Housing & Finance Association, Garvee,
Series A, Rev., 5.00%, 07/15/2029	280	359
Series A, Rev., 5.00%, 07/15/2030	1,250	1,633
Series A, Rev., 5.00%, 07/15/2031	750	997

		5,071

Illinois — 5.2%
Bureau County Township High School District No. 502, Series A, GO, BAM, 6.63%, 10/01/2043 (p)	1,000	1,119
Champaign County Community Unit School District No. 4 Champaign, GO, 5.00%, 01/01/2029	1,765	2,067
Chicago Board of Education,
Series A, GO, AGM, 5.00%, 12/01/2026	10	12
Series A, GO, 5.00%, 12/01/2041	1,000	1,237
Chicago Board of Education, Capital Appreciation, School Reform,
Series A, GO, NATL, Zero Coupon, 12/01/2024	500	485
Series A, GO, NATL, Zero Coupon, 12/01/2029	1,130	984
Series B1, GO, NATL, Zero Coupon, 12/01/2022	1,120	1,113
Series B1, GO, NATL, Zero Coupon, 12/01/2028	200	179

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	153

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Series B1, GO, NATL, Zero Coupon, 12/01/2029	1,105	962
Chicago Board of Education, Dedicated, Series C, GO, 5.00%, 12/01/2034	2,000	2,363
Chicago O’Hare International Airport, Rev., AMT, 5.00%, 01/01/2027	1,520	1,712
Chicago O’Hare International Airport, General Senior Lien, Series B, Rev., AMT, 5.00%, 01/01/2025 (p)	1,200	1,200
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., 4.00%, 01/01/2035	3,500	4,151
Series A, Rev., 5.00%, 01/01/2035	6,000	7,607
Chicago Transit Authority Capital Grant Receipts Revenue, Section 5307, Rev., 5.00%, 06/01/2023	700	744
Chicago Transit Authority Capital Grant Receipts Revenue, Section 5357, Rev., 5.00%, 06/01/2028	1,000	1,246
Chicago Transit Authority, Sales Tax Receipts Fund,
Rev., AGM, 5.00%, 12/01/2044	1,000	1,121
Rev., 5.25%, 12/01/2049	3,000	3,363
Series A, Rev., 5.00%, 12/01/2045	6,750	8,356
City of Berwyn, Series A, GO, 5.00%, 12/01/2029	1,000	1,138
City of Chicago,
Series 2003B, GO, 5.00%, 01/01/2024	30	33
Series A, GO, 5.00%, 01/01/2032	2,500	3,124
Series A, GO, 5.00%, 01/01/2033	1,000	1,247
Series A, GO, 6.00%, 01/01/2038	8,775	10,687
Series B, GO, 4.00%, 01/01/2038	521	604
Series C, GO, Zero Coupon, 01/01/2027	500	449
Series C, GO, 5.00%, 01/01/2025	45	51
Series C, GO, 5.00%, 01/01/2028	1,450	1,670
City of Chicago Wastewater Transmission Revenue, Second Lien, Series C, Rev., 5.00%, 01/01/2024	125	136
City of Chicago Waterworks Revenue, Second Lien Project, Rev., 5.00%, 11/01/2023	100	108
City of Chicago, Capital Appreciation City Colleges, GO, NATL, Zero Coupon, 01/01/2031	75	63
City of Granite City, Waste Management, Inc., Rev., AMT, 1.25%, 05/01/2027	5,000	5,000
Cook County Community Consolidated School District No. 34 Glenview, GO, 4.00%, 12/01/2029	2,000	2,443
Cook County High School District No. 214 Arlington Heights, GO, 4.00%, 12/01/2026	1,910	2,201
Cook County, Community School District No. 97, Oak Park, GO, 4.00%, 01/01/2034	2,000	2,320

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Cook County, Community Unit School District No. 401, Elmwood Park, GO, 3.00%, 12/01/2022	500	512
County of Cook,
Series A, GO, AGM, 5.00%, 11/15/2026	1,000	1,211
Series A, GO, 5.00%, 11/15/2026	3,900	4,694
Series A, GO, 5.00%, 11/15/2028	2,300	2,889
County of Cook, Sales Tax Revenue, Series A, Rev., 5.00%, 11/15/2038	1,240	1,579
Illinois Development Finance Authority, Waste Management, Inc. Project, Rev., AMT, 0.40%, 11/01/2044 (z)	2,470	2,468
Illinois Finance Authority,
Series A, Rev., 4.00%, 07/15/2036	710	865
Series A, Rev., 4.00%, 07/15/2039	3,000	3,630
Series B2, Rev., 5.00%, 05/15/2050 (z)	2,550	3,006
Illinois Finance Authority, Acero Charter Schools, Inc., Rev., 4.00%, 10/01/2042 (e)	500	556
Illinois Finance Authority, Advocate Health Care, Rev., 5.00%, 06/01/2042 (p)	1,000	1,020
Illinois Finance Authority, Advocate Health Care Network Project,
Rev., 4.00%, 11/01/2030	2,600	2,974
Rev., 4.00%, 06/01/2047 (p)	2,550	2,590
Rev., 5.00%, 05/01/2022	1,000	1,015
Illinois Finance Authority, American Water Capital Corp. Project, Rev., 0.70%, 05/01/2040 (z)	895	895
Illinois Finance Authority, Ann & Robert H. Lurie Children’s Hospital of Chicago, Rev., 5.00%, 08/15/2035	500	603
Illinois Finance Authority, Ascension Health Credit, Series C, Rev., 5.00%, 02/15/2036	1,355	1,620
Illinois Finance Authority, Centegra Health System,
Series A, Rev., 5.00%, 09/01/2025 (p)	1,495	1,676
Series A, Rev., 5.00%, 09/01/2027 (p)	1,200	1,346
Illinois Finance Authority, Green Bond,
Rev., 4.00%, 01/01/2032	7,800	9,579
Rev., 4.00%, 07/01/2038	4,160	5,025
Illinois Finance Authority, Green Bond Il St Clean Water Initiative, Rev., 5.00%, 07/01/2026	1,390	1,659
Illinois Finance Authority, Green Bonds,
Rev., 4.00%, 07/01/2040	1,500	1,805
Rev., 5.00%, 01/01/2022	1,500	1,500
Illinois Finance Authority, Health Services Facility Lease Revenue, Provident Group UIC Surgery,
Rev., 4.00%, 10/01/2040	1,750	2,024
Rev., 5.00%, 10/01/2032	750	958
Rev., 5.00%, 10/01/2034	125	159

SEE NOTES TO FINANCIAL STATEMENTS.

154	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, Illinois State Clean Water Initiative, Rev., 5.00%, 01/01/2027	1,000	1,211
Illinois Finance Authority, Illinois State Clean Water Initiative, Green Bond,
Rev., 5.00%, 01/01/2022	220	220
Rev., 5.00%, 07/01/2023	1,650	1,766
Rev., 5.00%, 01/01/2028	100	124
Illinois Finance Authority, Mercy Health Corp., Rev., 5.00%, 12/01/2040	1,080	1,266
Illinois Finance Authority, Northshore University Health System,
Rev., 5.00%, 08/15/2031	1,000	1,307
Rev., 5.00%, 08/15/2035	1,500	1,941
Illinois Finance Authority, Northwest Community Hospital, Series A, Rev., 5.00%, 07/01/2027	1,000	1,190
Illinois Finance Authority, Northwestern Memorial HealthCare, Rev., 5.00%, 07/15/2026	1,680	2,000
Illinois Finance Authority, OSF Healthcare System, Series B1, Rev., 5.00%, 05/15/2050 (z)	2,250	2,485
Illinois Finance Authority, Plymouth Place, Inc., Rev., 5.00%, 05/15/2041	400	471
Illinois Finance Authority, Presbyterian Homes, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 0.80%, 05/01/2042 (aa)	180	180
Illinois Finance Authority, Southern Illinois Healthcare, Rev., 5.00%, 03/01/2031	2,135	2,522
Illinois Finance Authority, Swedish Covenant Hospital, Series A, Rev., 5.00%, 08/15/2026 (p)	1,690	2,020
Illinois Finance Authority, The Carle Foundation,
Series A, Rev., 5.00%, 08/15/2031	2,530	3,377
Series B, Rev., 5.00%, 08/15/2053 (z)	285	379
Illinois Finance Authority, University of Chicago,
Series A, Rev., 5.00%, 10/01/2025	545	634
Series A, Rev., 5.00%, 10/01/2028	3,000	3,791
Series A, Rev., 5.00%, 10/01/2034	1,750	2,485
Series A, Rev., 5.00%, 10/01/2035	1,400	2,025
Illinois Housing Development Authority,
Series C, Rev., FHA, 0.80%, 07/01/2026	270	269
Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.75%, 04/01/2050	1,355	1,484
Illinois Housing Development Authority, Concord Commons, Rev., 0.25%, 02/01/2024 (z)	1,745	1,744
Illinois Housing Development Authority, Social Bonds,
Series A, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	4,420	4,752

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Series B, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	460	496
Illinois Sports Facilities Authority (The), State Tax Supported,
Rev., 5.00%, 06/15/2030	500	624
Rev., AGM, 5.25%, 06/15/2031	225	245
Illinois State Toll Highway Authority,
Series A, Rev., 5.00%, 01/01/2041	3,300	4,305
Series A, Rev., 5.00%, 01/01/2044	1,580	1,960
Series B, Rev., 5.00%, 01/01/2029	100	117
Series C, Rev., 5.00%, 01/01/2023	60	63
Series D, Rev., 5.00%, 01/01/2024	1,000	1,090
Series A, Rev., 5.00%, 01/01/2028	185	213
Illinois State Toll Highway Authority, Senior,
Series A, Rev., 5.00%, 12/01/2031	5,115	5,947
Series B, Rev., 5.00%, 01/01/2028	7,020	8,688
Series B, Rev., 5.00%, 01/01/2041	2,000	2,339
Illinois State Toll Highway Authority, Toll Highway Revenue,
Series A, Rev., 5.00%, 01/01/2036	1,000	1,296
Series A, Rev., 5.00%, 01/01/2037	1,555	2,007
Illinois State Toll Highway Authority, Toll Highway Revenue, Senior, Rev., 5.00%, 01/01/2031	1,000	1,289
Macon County, School District No. 61 Decatur,
GO, AGM, 4.00%, 01/01/2040	1,420	1,582
GO, AGM, 4.00%, 01/01/2045	3,000	3,321
Metropolitan Pier & Exposition Authority, Rev., NATL, Zero Coupon, 12/15/2034	1,500	1,126
Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion, Rev., 5.00%, 06/15/2042	2,500	3,075
Metropolitan Pier & Exposition Authority, Capital Appreciation McCormick, Rev., NATL, Zero Coupon, 12/15/2035	500	365
Metropolitan Pier & Exposition Authority, Capital Appreciation McCormick, Series B, Rev., AGM, Zero Coupon, 06/15/2027	660	609
Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
Rev., 3.00%, 06/15/2025 (w)	150	159
Rev., 4.00%, 12/15/2042 (w)	4,990	5,736
Metropolitan Water Reclamation District of Greater Chicago, Green Bonds, Series E, GO, 5.00%, 12/01/2036	2,065	2,463
Northern Illinois University, Board of Trustees Auxiliary Facilities, Rev., BAM, 4.00%, 10/01/2033	1,000	1,195
Railsplitter Tobacco Settlement Authority,
Rev., 5.00%, 06/01/2022	1,250	1,274
Rev., 5.00%, 06/01/2023	130	138
Regional Transportation Authority, Series A, Rev., NATL, 6.00%, 07/01/2025	25	30

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	155

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Illinois — continued
Sales Tax Securitization Corp., Second Lien, Series A, Rev., BAM, 5.00%, 01/01/2037	750	965
Southern Illinois University, Housing, Rev., BAM, 5.00%, 04/01/2032	650	832
Southwestern Illinois Development Authority, Southwestern Il Flood Prevention, Rev., 4.00%, 10/15/2035	1,215	1,437
State of Illinois,
GO, 4.00%, 06/01/2036	485	534
GO, 5.00%, 07/01/2023	1,000	1,067
GO, 5.00%, 08/01/2024	850	873
GO, 5.00%, 02/01/2026	1,000	1,163
GO, 5.00%, 01/01/2028	6,810	7,862
GO, 5.00%, 02/01/2028	3,000	3,549
GO, 5.00%, 01/01/2029	2,085	2,405
GO, 5.00%, 02/01/2029	2,000	2,363
GO, 5.25%, 02/01/2030	2,000	2,187
GO, 5.50%, 05/01/2030	2,000	2,615
GO, 5.50%, 07/01/2038	1,000	1,072
Series A, GO, 4.00%, 01/01/2026	1,050	1,053
Series A, GO, 5.00%, 10/01/2023	300	323
Series A, GO, 5.00%, 11/01/2026	2,500	2,967
Series A, GO, 5.00%, 03/01/2027	2,355	2,815
Series A, GO, 5.00%, 03/01/2028	2,500	3,045
Series A, GO, 5.00%, 03/01/2030	1,000	1,265
Series B, GO, 5.00%, 10/01/2026	1,000	1,184
Series B, GO, 5.00%, 10/01/2029	1,000	1,255
Series B, GO, 5.00%, 10/01/2031	5,000	6,367
Series B, GO, 5.50%, 05/01/2039	250	319
Series C, GO, 5.00%, 11/01/2029	2,900	3,484
Series D, GO, 5.00%, 11/01/2026	4,480	5,316
Series D, GO, 5.00%, 11/01/2027	6,130	7,419
Series D, GO, 5.00%, 11/01/2028	3,250	3,912
State of Illinois Sales Tax Revenue, Series A, Rev., BAM, 4.00%, 06/15/2029	2,250	2,670
State of Illinois, Build America Bonds,
GO, 6.90%, 03/01/2035	1,000	1,329
GO, 7.35%, 07/01/2035	4,000	5,035
Tender Option Bond Trust Receipts/Certificates, Series 2018-XL0082, Rev., VRDO, LIQ: Barclays Bank plc, 0.15%, 01/07/2022 (e) (z)	15,370	15,370
University of Illinois, Auxiliary Facilities System,
Series A, Rev., 5.00%, 04/01/2022	300	303
Series A, Rev., 5.00%, 04/01/2025	140	154
Village of Rosemont, Series A, GO, BAM, 5.00%, 12/01/2042	10,000	12,479
Will County Community Unit School District No. 201-U Crete-Monee, Debt Certificates, Rev., 0.60%, 01/01/2041 (z)	2,500	2,501

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Illinois — continued
Will Grundy Etc. Counties Community College District No. 525, Alternative Revenue Source, Series B, GO, 5.50%, 06/01/2031 (p)	3,375	3,709

		333,746

Indiana — 2.3%
City of Fishers Sewage Works Revenue, Rev., BAM, 4.00%, 07/01/2047	1,000	1,189
City of Franklin, Otterbein Homes, Series B, Rev., 5.00%, 07/01/2023	115	123
City of Kokomo, KHA RAD I Apartments, Rev., HUD, 0.56%, 02/01/2025 (z)	2,175	2,174
City of Mount Vernon, Southern Industry Gas and Electric Company, Rev., AMT, 0.88%, 09/01/2055 (z)	250	250
City of Rockport, Industry Pollution Control, Michigan Power Company Project, Rev., 2.75%, 06/01/2025	1,100	1,169
City of Rockport, Rockport Pollution Control, AEP Generating Company Project, Series A, Rev., 1.35%, 07/01/2025 (z)	20	20
City of Whiting, BP Products North America, Inc. Project, Rev., AMT, 5.00%, 11/01/2047 (z)	5,000	5,642
City of Whiting, Whiting Industry Environmental Facilities, BP Products North America, Inc., Series A, Rev., AMT, 5.00%, 03/01/2046 (z)	1,585	1,670
County of Knox, Good Samaritan Hospital, Series A, Rev., 5.00%, 04/01/2037	1,200	1,213
Indiana Development Finance Authority, Waste Management, Inc. Project, Rev., AMT, 0.40%, 10/01/2031 (z)	660	660
Indiana Finance Authority, Citizens Water Westfield Project, Series A, Rev., 4.00%, 10/01/2048	1,500	1,735
Indiana Finance Authority, Community Foundation Northwest Industry, Rev., 4.00%, 03/01/2034 (p)	150	151
Indiana Finance Authority, Community Health Network, Series A, Rev., 5.00%, 05/01/2042 (p)	665	707
Indiana Finance Authority, CWA Authority Project, Green Bonds, Rev., 5.00%, 10/01/2031	500	660
Indiana Finance Authority, Duke Energy Industry Project, Series A4, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.10%, 01/03/2022 (z)	2,500	2,500
Indiana Finance Authority, First Lien, CWA Authority Project,
Rev., 5.00%, 10/01/2023	550	595
Rev., 5.00%, 10/01/2034	5,000	6,702

SEE NOTES TO FINANCIAL STATEMENTS.

156	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Indiana — continued
Indiana Finance Authority, Fulcrum Centerpoint, Rev., AMT, 0.28%, 12/15/2045 (z)	3,000	3,000
Indiana Finance Authority, Green Bond, Series B, Rev., 5.00%, 02/01/2027	1,420	1,723
Indiana Finance Authority, Green Bond, State Revolving Fund, Rev., 5.00%, 02/01/2047 (p)	7,000	8,981
Indiana Finance Authority, Indiana University Health, Series C, Rev., 5.00%, 12/01/2022	250	261
Indiana Finance Authority, Indianapolis Power,
Series A, Rev., 0.75%, 12/01/2038 (z)	4,875	4,853
Series B, Rev., AMT, 0.95%, 12/01/2038 (z)	7,025	6,982
Indiana Finance Authority, Marion General Hospital, Series A, Rev., 4.00%, 07/01/2045	5,000	5,768
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B, Rev., 2.50%, 11/01/2030	1,000	1,020
Indiana Finance Authority, Parkview Health, Series A, Rev., 5.00%, 11/01/2025	1,105	1,289
Indiana Finance Authority, Second Lien, CWA Authority Project,
Rev., 5.00%, 10/01/2022	450	466
Rev., 5.00%, 10/01/2023	190	205
Rev., 5.00%, 10/01/2034	2,000	2,666
Rev., 5.00%, 10/01/2035	3,000	3,996
Indiana Finance Authority, United States Steel Corp., Series A, Rev., 4.13%, 12/01/2026	145	159
Indiana Finance Authority, Valley Electric Corporation Project, Series B, Rev., 3.00%, 11/01/2030	1,000	1,064
Indiana Finance Authority, Valparaiso University Project, Rev., 4.00%, 10/01/2034	1,315	1,553
Indiana Health Facility Financing Authority, Ascension Health Substitute Credit Group, Series A, Rev., 4.00%, 11/01/2023	85	91
Indiana Housing & Community Development Authority, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	880	945
Indiana Housing & Community Development Authority, RD Moving Forward Justus Project, Rev., 0.33%, 06/01/2024 (z)	1,545	1,543
Indiana Housing & Community Development Authority, Social Bonds, Series C1, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 01/01/2052	535	581
Indiana University, Series X, Rev., 3.00%, 08/01/2029	1,000	1,082

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Indiana — continued
Indianapolis Local Public Improvement Bond Bank,
Series A, Rev., AGM, 4.00%, 06/01/2036	5,000	5,993
Series A, Rev., AGM, 4.00%, 06/01/2041	9,000	10,701
Series A, Rev., 5.00%, 06/01/2022	1,000	1,019
Series A, Rev., 5.00%, 06/01/2024	165	182
Series A, Rev., 5.00%, 06/01/2025	500	573
Series B, Rev., 5.00%, 02/01/2024	175	191
Series B, Rev., 5.00%, 02/01/2025	205	224
Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series A1, Rev., AMT, 5.00%, 01/01/2028	200	235
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport,
Rev., AMT, 5.00%, 01/01/2026	1,050	1,221
Rev., AMT, 5.00%, 01/01/2029	2,855	3,575
Series D, Rev., AMT, 5.00%, 01/01/2028	3,715	4,019
Series D, Rev., AMT, 5.00%, 01/01/2029	3,000	3,243
Series D, Rev., AMT, 5.00%, 01/01/2030	2,000	2,160
Series D, Rev., AMT, 5.00%, 01/01/2031	4,000	4,319
Series D, Rev., AMT, 5.00%, 01/01/2032	4,500	4,858
Series D, Rev., AMT, 5.00%, 01/01/2033	3,500	3,777
Series I, Rev., AMT, 5.00%, 01/01/2032	4,885	5,454
Series I, Rev., AMT, 5.00%, 01/01/2033	5,000	5,580
Indianapolis Local Public Improvement Bond Bank, Metropolitan Thoroughfare District, Series D, Rev., 4.00%, 01/01/2041	10,000	11,969
Purdue University, Series EE, Rev., 5.00%, 07/01/2034	1,500	1,961
Southwest Allen Multi School Building Corp., 1st Mortgage, Rev., 5.00%, 01/15/2030	1,200	1,497
Tippecanoe School Corp., GO, 4.00%, 07/15/2023	1,080	1,140

		149,279

Iowa — 0.4%
Clinton Community School District,
GO, AGM, 5.00%, 06/01/2024	1,425	1,576
GO, AGM, 5.00%, 06/01/2026	1,290	1,521
Iowa Finance Authority,
Series A, Rev., 5.00%, 08/01/2034	1,030	1,382
Series D, Rev., GNMA/FNMA/FHLMC, 3.50%, 01/01/2049	385	423
Iowa Finance Authority, Fertilizer Co. Project, Rev., 5.25%, 12/01/2025	3,550	3,812
Iowa Finance Authority, Green Bond, Gevo NW Iowa Renewable Natural Gas Project, Rev., AMT, LOC: Citibank NA, 1.50%, 01/01/2042 (z)	790	795
Iowa Finance Authority, Social Bonds, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2047	2,230	2,399
PEFA, Inc., Rev., 5.00%, 09/01/2049 (z)	1,000	1,169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	157

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Iowa — continued
Sioux City Community School District, Rev., BAM, 3.00%, 10/01/2025	3,625	3,907
Southeast Polk Community School District, Series A, GO, 5.00%, 05/01/2028	5,185	6,486

		23,470

Kansas — 0.3%
City of Manhattan, Meadowlark Hills, Series A, Rev., 4.00%, 06/01/2036	1,000	1,103
City of Olathe, Temporary Notes, Series A, GO, 4.00%, 08/01/2022	5,000	5,112
State of Kansas, Department of Transportation, Series C3, Rev., (ICE LIBOR USD 1 Month * 0.70 + 0.40%), 0.47%, 09/01/2023 (aa)	2,000	2,005
University of Kansas Hospital Authority, Rev., 5.00%, 03/01/2031	1,230	1,596
University of Kansas Hospital Authority, University Kansas Health System, Rev., 5.00%, 03/01/2047 (p)	2,650	3,213
University of Kansas Hospital Authority, Unrefunded University Kansas Health System, Rev., 5.00%, 03/01/2047	7,350	8,728
Wyandotte County-Kansas City Unified Government Utility System Revenue, Improvement, Series B, Rev., 5.00%, 09/01/2026 (p)	210	217

		21,974

Kentucky — 1.0%
County of Boone, Duke Energy, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.12%, 01/07/2022 (z)	10,000	10,000
County of Carroll, Utilities Company Project, Rev., AMT, 2.00%, 02/01/2032	8,620	8,855
County of Trimble, Louisville Gas & Electric,
Rev., 0.63%, 09/01/2026	605	599
Rev., AMT, 1.35%, 11/01/2027	8,100	8,180
Rev., AMT, 1.30%, 09/01/2044 (z)	1,000	1,009
Kentucky Asset Liability Commission, Project Notes, Series A, Rev., 5.00%, 09/01/2022	2,000	2,065
Kentucky Bond Development Corp., Centre College, Rev., 4.00%, 06/01/2040	420	499
Kentucky Economic Development Finance Authority, Norton Healthcare, Inc.,
Series B, Rev., NATL, Zero Coupon, 10/01/2026	3,930	3,641
Series B, Rev., NATL, Zero Coupon, 10/01/2027	1,995	1,801
Kentucky Housing Corp., Cambridge Square Project, Rev., 0.30%, 08/01/2024 (z)	1,100	1,097
Kentucky Housing Corp., City View Park Project, Rev., 1.16%, 02/01/2023 (z)	3,500	3,502

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Kentucky — continued
Kentucky Housing Corp., New Hope Properties Portfolio, Rev., HUD, 0.41%, 04/01/2024 (z)	3,170	3,170
Kentucky Housing Corp., Winterwood II Rural Housing, Rev., 0.37%, 10/01/2024 (z)	1,295	1,294
Kentucky Public Energy Authority, Series A2, Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.12%), 1.19%, 12/01/2049 (aa)	1,000	1,019
Kentucky Public Energy Authority, Gas Supply, Series B, Rev., 4.00%, 01/01/2049 (z)	3,475	3,787
Kentucky State Property & Building Commission, Project 125, Series A, Rev., 5.00%, 09/01/2022	345	356
Kentucky State University, Kentucky State University Project,
COP, BAM, 4.00%, 11/01/2033	145	178
COP, BAM, 4.00%, 11/01/2035	135	165
COP, BAM, 4.00%, 11/01/2036	155	189
COP, BAM, 4.00%, 11/01/2038	650	797
Louisville/Jefferson County Metropolitan Government, Louisville Gas & Electric Co. Project,
Series A, Rev., 0.90%, 09/01/2026	2,750	2,758
Rev., AMT, 1.35%, 11/01/2027	2,000	2,010
Rev., 2.00%, 10/01/2033	2,000	2,029
Louisville/Jefferson County Metropolitan Government, Norton Healthcare, Inc.,
Rev., 4.00%, 10/01/2034	125	141
Rev., 4.00%, 10/01/2035	500	565
Rev., 5.00%, 10/01/2031	670	794

		60,500

Louisiana — 1.3%
City of Alexandria, Utilities Revenue, Series A, Rev., 5.00%, 05/01/2038 (p)	4,000	4,253
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge, Sales Tax,
Rev., AGM, 5.00%, 08/01/2022	80	82
Rev., AGM, 5.00%, 08/01/2027	1,400	1,711
East Baton Rouge Parish, Sewerage Commission, Series B, Rev., 5.00%, 02/01/2039 (p)	1,200	1,368
East Baton Rouge Sewerage Commission,
Series A, Rev., 1.30%, 02/01/2041 (z)	4,500	4,574
Series B, Rev., 5.00%, 02/01/2026	1,000	1,175
Ernest N. Morial New Orleans Exhibition Hall Authority, Special Tax, 5.00%, 07/15/2027	900	922
Lakeshore Villages Master Community Development District, Parish of St Tammany, Special Assessment, 3.20%, 06/01/2041 (e)	630	628

SEE NOTES TO FINANCIAL STATEMENTS.

158	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Louisiana — continued
Louisiana Housing Corp., Arbours at Lafayette Project, Rev., 0.35%, 04/01/2024 (z)	2,320	2,320
Louisiana Housing Corp., Hollywood Acres and Hollywood Heights Projects, Rev., 0.55%, 12/01/2023	1,900	1,900
Louisiana Housing Corp., Mabry Place Townhouse Project, Rev., 0.31%, 08/01/2024 (z)	1,955	1,951
Louisiana Housing Corp., Stone Vista Apartments Project, Rev., 0.32%, 12/01/2023 (z)	1,250	1,249
Louisiana Local Government Environmental Facilities & Community Development Authority, East Baton Rouge Sewage Commission, Subordinated Lien,
Rev., 5.00%, 02/01/2028 (p)	1,655	1,815
Series A, Rev., 4.00%, 02/01/2048 (p)	1,660	1,728
Louisiana Local Government Environmental Facilities & Community Development Authority, Entergy Louisiana LLC Project,
Rev., 2.00%, 06/01/2030	2,755	2,784
Rev., 2.50%, 04/01/2036	1,000	1,020
Louisiana Public Facilities Authority, Lafayette General Health, Series A, Rev., 5.00%, 11/01/2041 (p)	800	937
Louisiana Public Facilities Authority, Loyola University Project, Rev., 4.00%, 10/01/2038	2,560	2,987
Louisiana Public Facilities Authority, Ochsner Clinic Foundation, Series B, Rev., 5.00%, 05/15/2050 (z)	2,935	3,369
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 05/15/2042	1,480	1,749
New Orleans Aviation Board,
Series B, Rev., AMT, 5.00%, 01/01/2027	1,600	1,799
Series B, Rev., AMT, 5.00%, 01/01/2040	3,000	3,346
New Orleans Aviation Board, General Airport, Series D2, Rev., AMT, 5.00%, 01/01/2033	1,100	1,303
New Orleans Aviation Board, General Airport North Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2038	1,000	1,181
Series B, Rev., AMT, 5.00%, 01/01/2048	5,000	5,851
Parish of St. John the Baptist, Marathon Oil Corp. Project, Series B1, Rev., 2.13%, 06/01/2037 (z)	875	903
Port New Orleans Board of Commissioners, Series E, Rev., AMT, 5.00%, 04/01/2039	1,170	1,437
Regional Transit Authority Sales Tax Revenue, Series A, Rev., AGM, 5.00%, 01/01/2029	3,000	3,832

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Louisiana — continued
St Tammany Parish Hospital Service District No. 1,
Series A, Rev., 5.00%, 07/01/2032	1,615	1,977
Series A, Rev., 5.00%, 07/01/2034	1,655	2,019
State of Louisiana, Series A, GO, 5.00%, 03/01/2037	9,555	11,967
State of Louisiana Gasoline & Fuels Tax Revenue, Second Lien,
Series A, Rev., 0.60%, 05/01/2043 (z)	4,135	4,140
Series D, Rev., 0.55%, 05/01/2043 (z)	2,295	2,295
Series D, Rev., 0.60%, 05/01/2043 (z)	1,605	1,607
Tobacco Settlement Financing Corp., Asset Backed, Series A, Rev., 5.00%, 05/15/2023	125	133

		82,312

Maine — 0.3%
Finance Authority of Maine, Supplemental Educational Loan Program,
Series A1, Rev., AGM, AMT, 2.38%, 12/01/2033	705	706
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2023	165	179
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2024	75	84
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2025	85	98
Maine Health & Higher Educational Facilities Authority,
Series A, Rev., AGM, 5.00%, 07/01/2030	50	65
Series A, Rev., AGM, 5.00%, 07/01/2031	295	390
Series A, Rev., AGM, 5.00%, 07/01/2032	315	417
Maine State Housing Authority, Social Bonds, Series D, Rev., 3.00%, 11/15/2051	4,000	4,341
Maine Turnpike Authority,
Rev., 4.00%, 07/01/2045	9,000	10,581
Rev., 5.00%, 07/01/2030 (w)	520	670
Rev., 5.00%, 07/01/2031	400	522
Rev., 5.00%, 07/01/2033	1,155	1,502

		19,555

Maryland — 2.2%
City of Baltimore, Water Project, Series A, Rev., 5.00%, 07/01/2050	3,200	4,056
City of Brunswick, Brunswick Crossing Special Tax, Special Tax, 4.00%, 07/01/2029	500	571
County of Baltimore, Series 83, GO, 5.00%, 03/01/2024	555	611
County of Frederick, Public Facilities Project, Series A, GO, 5.00%, 10/01/2022	4,995	5,175
County of Howard, Metropolitan District,
Series E, GO, 5.00%, 02/15/2025	1,000	1,142
Series E, GO, 5.00%, 02/15/2027	1,850	2,256
County of Montgomery,
Series A, GO, 4.00%, 08/01/2031	5,000	6,181

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	159

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Maryland — continued
Series B, GO, 4.00%, 11/01/2028	2,500	3,023
Series C, GO, 5.00%, 10/01/2026	1,000	1,206
County of Prince George’s, Series A, GO, 5.00%, 07/01/2029	1,250	1,619
County of Prince George’s, Behavioral Health Facility,
COP, 5.00%, 10/01/2022	830	860
COP, 5.00%, 10/01/2023	650	703
County of Prince George’s, Chesapeake Lighthouse Obligations, Series A, Rev., 6.50%, 08/01/2035 (e)	750	838
County of Prince George’s, Public Improvement, Series A, GO, 4.00%, 07/15/2032	5,000	6,050
Maryland Community Development Administration,
Series A, Rev., 3.00%, 09/01/2051	4,940	5,309
Series B, Rev., 3.00%, 09/01/2051	1,860	2,010
Series B, Rev., 4.00%, 09/01/2049	1,735	1,895
Series D, Rev., 3.25%, 09/01/2050	475	512
Maryland Community Development Administration, Residential,
Series A, Rev., 3.75%, 03/01/2050	1,260	1,379
Series A, Rev., 4.50%, 09/01/2048	5,445	6,061
Series B, Rev., AMT, 4.50%, 09/01/2048	4,835	5,351
Maryland Community Development Administration, Social Bonds, Series C, Rev., 3.00%, 09/01/2051	1,375	1,492
Maryland Economic Development Corp., Morgan State University Project, Rev., 4.00%, 07/01/2040	665	752
Maryland Economic Development Corp., Port Covington Project,
Tax Allocation, 3.25%, 09/01/2030	1,405	1,558
Tax Allocation, 4.00%, 09/01/2040	1,280	1,460
Maryland Health & Higher Educational Facilities Authority, Series A, Rev., 5.00%, 07/01/2043 (p)	2,000	2,048
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare,
Rev., 4.00%, 01/01/2038	2,020	2,364
Rev., 5.00%, 01/01/2025	470	531
Rev., 5.00%, 01/01/2036	2,290	2,965
Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Series A, Rev., 5.00%, 07/01/2023 (p)	1,415	1,449
Maryland Health & Higher Educational Facilities Authority, Loyola University Maryland, Series A, Rev., 5.00%, 10/01/2039 (p)	5,275	5,465
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Rev., 5.00%, 07/01/2028	1,300	1,483

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Maryland — continued
Maryland Health & Higher Educational Facilities Authority, Western Maryland Health System, Rev., 5.00%, 07/01/2024 (p)	2,500	2,786
Maryland Stadium Authority Built to Learn Revenue,
Rev., 4.00%, 06/01/2035	2,000	2,401
Rev., 4.00%, 06/01/2036	2,125	2,545
State of Maryland,
Series B, GO, 5.00%, 08/01/2022	430	442
Series A, GO, 2.75%, 08/01/2025	1,735	1,800
State of Maryland Department of Transportation, Baltimore Washington International,
Rev., AMT, 4.00%, 08/01/2037	865	1,032
Rev., AMT, 4.00%, 08/01/2038	965	1,149
Rev., AMT, 4.00%, 08/01/2039	1,160	1,379
State of Maryland, First, Series A, GO, 5.00%, 03/01/2024 (p)	1,000	1,008
State of Maryland, Group 1, Series A, GO, 5.00%, 08/01/2028	1,500	1,901
State of Maryland, Local Facilities Loan,
Series A, GO, 4.00%, 03/15/2034	13,070	15,922
Series A, GO, 5.00%, 08/01/2028	7,000	8,872
State of Maryland, Second,
Series A, GO, 5.00%, 08/01/2031	2,000	2,715
Series B, GO, 5.00%, 08/01/2025 (p)	505	519
Tender Option Bond Trust Receipts/Certificates, Series 2018-XF0605, Rev., LIQ: Bank of America NA, 0.00%, 05/01/2047 (e) (z)	3,300	3,300
Washington Suburban Sanitary Commission,
Rev., CNTY GTD, 5.00%, 06/01/2029	4,000	5,171
Series A, Rev., VRDO, BAN, CNTY GTD, 0.08%, 01/07/2022 (z)	3,400	3,400
Washington Suburban Sanitary Commission, Consolidated Public Improvement,
Rev., CNTY GTD, 4.00%, 06/01/2022	75	76
Rev., CNTY GTD, 5.00%, 06/01/2029	1,500	1,885
Series 2, Rev., CNTY GTD, 5.00%, 06/01/2022	1,200	1,224
Washington Suburban Sanitary Commission, Consolidated Public Improvement Bonds, Rev., CNTY GTD, 5.00%, 06/01/2033	3,000	3,758
Washington Suburban Sanitary Commission, Green Bond, Series 2, Rev., CNTY GTD, 5.00%, 12/01/2026	1,180	1,430

		143,090

Massachusetts — 1.5%
Boston Water & Sewer Commission, Series B, Rev., 5.00%, 11/01/2036 (p)	1,215	1,319
Commonwealth of Massachusetts,
Rev., NATL, 5.50%, 01/01/2034	1,000	1,372

SEE NOTES TO FINANCIAL STATEMENTS.

160	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Massachusetts — continued
Series A, GO, 5.00%, 06/01/2044 (z)	1,500	1,600
Series B, GO, 5.00%, 11/01/2024	3,000	3,391
Series D, GO, 4.00%, 11/01/2036	2,500	3,064
Series D, GO, 4.00%, 11/01/2041	4,000	4,843
Commonwealth of Massachusetts Transportation Fund Revenue, Rail Enhancement Project, Series B, Rev., 5.00%, 06/01/2025	375	433
Commonwealth of Massachusetts, Consolidated Loan, Series D2, GO, 1.70%, 08/01/2043 (z)	1,000	1,009
Massachusetts Bay Transportation Authority Sales Tax Revenue, Subordinate Sustainability, Rev., BAN, 4.00%, 05/01/2025	5,000	5,583
Massachusetts Development Finance Agency,
Series A1, Rev., 5.00%, 07/01/2050 (z)	5,000	6,458
Series B, Rev., 0.25%, 07/01/2024 (z)	370	368
Massachusetts Development Finance Agency, Milford Regional Medical Center, Rev., 5.00%, 07/15/2046 (e)	1,000	1,217
Massachusetts Development Finance Agency, Suffolk University Project, Rev., 4.00%, 07/01/2051	1,250	1,443
Massachusetts Development Finance Agency, Williams College Project, Rev., 0.45%, 07/01/2041 (z)	310	308
Massachusetts Educational Financing Authority,
Series B, Rev., AMT, 2.63%, 07/01/2036	5,460	5,621
Series B, Rev., AMT, 5.00%, 07/01/2023	250	267
Series B, Rev., AMT, 5.00%, 07/01/2024	615	674
Series I, Rev., AMT, 5.00%, 01/01/2025	3,000	3,341
Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, Rev., AMT, 2.00%, 07/01/2037	180	180
Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series J2, Rev., VRDO, 0.08%, 01/07/2022 (z)	4,015	4,015
Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., 1.85%, 11/01/2030 (z)	1,250	1,255
Massachusetts Housing Finance Agency, Social Bond,
Series 220, Rev., GNMA/FNMA/FHLMC, 3.00%, 12/01/2050	3,710	3,979
Series 220, Rev., GNMA/FNMA/FHLMC, 5.00%, 12/01/2023	500	544
Massachusetts Housing Finance Agency, Social Bonds, Series 223, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2047	1,040	1,123

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Massachusetts — continued
Massachusetts Housing Finance Agency, Sustainability Bonds,
Series A2, Rev., HUD, 0.30%, 12/01/2023	105	104
Series A2, Rev., HUD, 0.40%, 06/01/2024	140	139
Series B2, Rev., 0.75%, 06/01/2025	115	115
Massachusetts Port Authority,
Series A, Rev., 5.00%, 07/01/2037	1,000	1,318
Series B, Rev., AMT, 5.00%, 07/01/2033	465	609
Series B, Rev., AMT, 5.00%, 07/01/2034	415	542
Series B, Rev., AMT, 5.00%, 07/01/2035	495	645
Series E, Rev., AMT, 5.00%, 07/01/2031	1,495	1,965
Series E, Rev., AMT, 5.00%, 07/01/2032	2,000	2,622
Series E, Rev., AMT, 5.00%, 07/01/2046	6,500	8,282
Massachusetts School Building Authority, Senior, Series B, Rev., 5.00%, 08/15/2028 (p)	5,000	5,149
Massachusetts School Building Authority, Subordinated, Series A, Rev., 5.00%, 02/15/2036 (p)	7,190	7,897
Massachusetts Water Resources Authority, Series C, Rev., 4.00%, 08/01/2022 (p)	3,180	3,250
Massachusetts Water Resources Authority, Green Bond,
Series B, Rev., 5.00%, 08/01/2025	1,580	1,833
Series B, Rev., 5.00%, 08/01/2026	905	1,085
Massachusetts Water Resources Authority, Green Bonds,
Series C, Rev., 4.00%, 08/01/2022 (p)	700	715
University of Massachusetts Building Authority, Series 2021, Rev., 5.00%, 11/01/2026	5,000	6,048

		95,725

Michigan — 1.8%
City of Detroit Sewage Disposal System Revenue, Floating Rate Notes Refunding System Libor D, Rev., AGM, (ICE LIBOR USD 3 Month * 0.67 + 0.60%), 0.69%, 07/01/2032 (aa)	1,000	1,004
City of Detroit, Sewage Disposal System Revenue, Senior Lien, Series A, Rev., 5.00%, 07/01/2023	5,000	5,116
City of Detroit, Social Bonds,
Series A, GO, 4.00%, 04/01/2041	500	564
Series A, GO, 5.00%, 04/01/2039	115	141
Series A, GO, 5.00%, 04/01/2046	35	43
Series A, GO, 5.00%, 04/01/2050	30	36
City of Lansing, GO, AGM, 5.00%, 05/01/2028	515	639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	161

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Gerald R Ford International Airport Authority,
Rev., CNTY GTD, AMT, 5.00%, 01/01/2026	225	264
Rev., CNTY GTD, AMT, 5.00%, 01/01/2027	350	422
Rev., CNTY GTD, AMT, 5.00%, 01/01/2028	275	340
Rev., CNTY GTD, AMT, 5.00%, 01/01/2029	600	760
Rev., CNTY GTD, AMT, 5.00%, 01/01/2034	1,140	1,531
Rev., CNTY GTD, AMT, 5.00%, 01/01/2038	1,300	1,729
Rev., CNTY GTD, AMT, 5.00%, 01/01/2039	1,000	1,328
Rev., CNTY GTD, AMT, 5.00%, 01/01/2040	1,125	1,491
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C, Rev., 5.00%, 07/01/2032	75	89
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B, Rev., 5.00%, 07/01/2030	3,200	3,798
L’Anse Creuse Public Schools, GO, Q-SBLF, 5.00%, 05/01/2029 (p)	2,405	2,763
Michigan Finance Authority,
Rev., 5.00%, 11/15/2022	125	130
Rev., 5.00%, 11/15/2023	1,375	1,492
Rev., 5.00%, 11/15/2025	435	497
Series A, Rev., 5.00%, 06/01/2039 (p)	5,085	5,185
Michigan Finance Authority, Aquinas College Project, Rev., 5.00%, 05/01/2036	300	337
Michigan Finance Authority, Che Trinity Health, Rev., 4.00%, 12/01/2040 (p)	95	116
Michigan Finance Authority, Henry Ford Health System, Series A, Rev., 5.00%, 11/15/2048	5,000	6,187
Michigan Finance Authority, Higher Educational Facilities Authority,
Rev., 5.00%, 09/01/2032	690	891
Rev., 5.00%, 09/01/2033	800	1,032
Rev., 5.00%, 09/01/2034	570	733
Rev., 5.00%, 09/01/2035	1,200	1,541
Michigan Finance Authority, Holland Community Hospital, Series A, Rev., 5.00%, 01/01/2040	1,980	2,066
Michigan Finance Authority, Hospital CHE Trinity Health Credit Group, Rev., 0.12%, 12/01/2034 (z)	13,130	13,130
Michigan Finance Authority, Senior,
Series A, Rev., 4.00%, 06/01/2022	1,500	1,523
Series A, Rev., 5.00%, 06/01/2024	2,000	2,217
Michigan Finance Authority, Trinity Health Co., Rev., 5.00%, 12/01/2034 (p)	2,560	2,611

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Michigan — continued
Michigan Finance Authority, Unrefunded Che Trinity Health, Rev., 4.00%, 12/01/2040	1,405	1,654
Michigan State Building Authority,
Series I, Rev., 5.00%, 10/15/2027	2,500	3,090
Series I, Rev., 5.00%, 10/15/2029	1,750	2,269
Michigan State Building Authority, Multi Modal Facilities Program, Rev., VRDO, 0.14%, 01/07/2022 (z)	3,500	3,500
Michigan State Hospital Finance Authority, Hospital Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2027	100	123
Michigan State Hospital Finance Authority, Trinity Health, Rev., 5.00%, 12/01/2034 (p)	1,000	1,020
Michigan State Hospital Finance Authority, Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2029	1,010	1,245
Michigan State Hospital Finance Authority, Trinity Health Credit Group,
Rev., 5.00%, 12/01/2026 (p)	810	826
Series B, Rev., 5.00%, 12/01/2048 (p)	755	770
Michigan State Housing Development Authority,
Rev., 0.32%, 12/01/2023 (z)	4,150	4,154
Series A, Rev., 0.55%, 04/01/2025	375	374
Series C, Rev., 3.00%, 06/01/2051	2,680	2,876
Michigan State Housing Development Authority, Carpenter Place Apartments, Rev., HUD, 1.25%, 12/01/2024 (z)	495	502
Michigan State Housing Development Authority, Social Bond, Series A, Rev., 3.00%, 06/01/2052	3,460	3,739
Michigan State University,
Series A, Rev., 5.00%, 08/15/2022	705	726
Series A, Rev., 5.00%, 08/15/2029	2,000	2,579
Series A, Rev., 5.00%, 08/15/2038	250	267
Michigan State University, Board of Trustees, Series B, Rev., 4.00%, 02/15/2024	300	323
Michigan Strategic Fund, Consumers Energy Co. Project, Rev., AMT, 0.88%, 04/01/2035 (z)	1,620	1,618
Michigan Strategic Fund, Detroit Edison Co. Exempt, Rev., 1.35%, 08/01/2029	3,450	3,450
Michigan Strategic Fund, Detroit Edison Company, Rev., 1.45%, 09/01/2030	810	809
Michigan Strategic Fund, Green Bond Recycling, Rev., AMT, 4.00%, 10/01/2061 (z)	1,685	1,878
Monroe County Economic Development Corp., Collateral Detroit Edison Co., Series AA, Rev., NATL, 6.95%, 09/01/2022	2,500	2,609

SEE NOTES TO FINANCIAL STATEMENTS.

162	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Michigan — continued
Roseville Community Schools,
GO, Q-SBLF, 5.00%, 05/01/2026 (p)	1,385	1,591
GO, Q-SBLF, 5.00%, 05/01/2027 (p)	1,795	2,062
State of Michigan Trunk Line Revenue, State Trunk Line Fund Bonds,
Rev., 5.00%, 11/15/2022	1,195	1,245
Rev., 5.00%, 11/15/2032	1,150	1,557
State of Michigan, Environmental Program Bonds, Series A, GO, 5.00%, 05/15/2030	400	528
State of Michigan, Garvee, Rev., GAN, 5.00%, 03/15/2024	1,435	1,578
Wayne County Airport Authority,
Series B, Rev., AMT, 5.00%, 12/01/2030	1,075	1,395
Series F, Rev., AMT, 5.00%, 12/01/2034	1,470	1,693

		113,796

Minnesota — 1.0%
Burnsville-Eagan-Savage Independent School District No. 191, GO, 4.00%, 02/01/2026	1,210	1,372
City of Hopkins, Raspberry Ridge Project, Rev., HUD, 0.26%, 02/01/2024 (z)	1,105	1,104
City of Mahtomedi, Lincoln Place, Rev., HUD, 0.25%, 08/01/2023 (z)	620	620
City of Shakopee, Shakopee Housing, Rev., 0.25%, 08/01/2024 (z)	290	290
County of Hennepin,
Series A, GO, 5.00%, 12/01/2022	2,300	2,401
Series C, GO, 5.00%, 12/15/2032	1,500	1,954
Dakota County Community Development Agency, Aster House Apartments Project, Rev., 0.35%, 06/01/2024 (z)	4,815	4,817
Farmington Independent School District No. 192, Series A, GO, 5.00%, 02/01/2025	2,680	2,937
Housing & Redevelopment Authority of The City of St Paul Minnesota, Fairview Health Services, Series A, Rev., 5.00%, 11/15/2047	9,000	10,738
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hope Community Academy Project, Series A, Rev., 5.00%, 12/01/2043	1,000	1,034
Minnesota Housing Finance Agency,
Series B, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	890	958
Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 01/01/2052	1,125	1,213
Series E, Rev., GNMA/FNMA/FHLMC, 3.50%, 07/01/2050	1,495	1,626
Series G, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,735	4,002
Series I, Rev., GNMA/FNMA/FHLMC, 2.80%, 12/01/2047	451	460
Series I, Rev., 3.00%, 01/01/2051	3,830	4,115

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Minnesota — continued
Minnesota Housing Finance Agency, Non Ace Residential Housing, Series B, Rev., GNMA/FNMA/FHLMC, 4.00%, 07/01/2048	2,615	2,811
Minnesota Housing Finance Agency, Social Bond, Series H, Rev., 3.00%, 07/01/2052	1,265	1,373
Minnesota Housing Finance Agency, Social Bonds, Series F, Rev., 3.00%, 07/01/2052	2,955	3,197
Minnesota Office of Higher Education, Supplemental Student Loan, Rev., AMT, 4.00%, 11/01/2037	1,900	2,024
Shakopee Independent School District No. 720, Series D, GO, 5.00%, 02/01/2024	3,685	4,028
St. Paul Port Authority, Solid Gerdau St. Paul Steel Mill Project, Rev., AMT, 4.50%, 10/01/2037 (e)	1,500	1,519
State of Minnesota,
Series A, GO, 5.00%, 08/01/2026	250	300
Series A, GO, 5.00%, 10/01/2029	45	55
Series A, GO, 5.00%, 08/01/2031	840	1,080
Series A, GO, 5.00%, 08/01/2034	2,000	2,511
Series B, GO, 4.00%, 08/01/2028	2,000	2,403
Series B, GO, 5.00%, 08/01/2022	100	103
Series E, GO, 3.00%, 08/01/2026	710	787

		61,832

Mississippi — 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Rev., 2.38%, 06/01/2044	175	168
Mississippi Development Bank, Laurel Highway Project, Series B, Rev., 5.00%, 01/01/2026	1,095	1,285
Mississippi Development Bank, Madison County Highway Project Ser, Rev., 5.00%, 01/01/2026	3,210	3,768
Mississippi Home Corp., J&A Development Portfolio Project, Series 1, Rev., 0.30%, 02/01/2024 (z)	470	469
Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care, Rev., 5.00%, 09/01/2044 (z)	250	282
State of Mississippi, Series F, GO, 5.00%, 11/01/2030 (p)	1,000	1,171

		7,143

Missouri — 1.3%
Cape Girardeau County Industrial Development Authority, Southeasthealth, Rev., 4.00%, 03/01/2041	870	994
City of St. Louis Airport Revenue, Series A, Rev., AGM, 5.00%, 07/01/2024	2,000	2,225

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	163

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Missouri — continued
City of St. Charles, Series B, COP, 4.00%, 02/01/2029	515	611
Curators of the University of Missouri (The),
Series A, Rev., 4.00%, 11/01/2034	2,500	2,736
Series A, Rev., 4.00%, 11/01/2035	1,000	1,093
Hanley Road Corridor Transportation Development District, Rev., 1.00%, 10/01/2027	155	155
Health & Educational Facilities Authority of the State of Missouri, Series C, Rev., 5.00%, 05/01/2052 (z)	2,695	3,352
Health & Educational Facilities Authority of the State of Missouri, BJC Health System, Series B, Rev., 4.00%, 05/01/2051 (z)	6,750	7,709
Health & Educational Facilities Authority of the State of Missouri, Capital Region Medical Center, Rev., 5.00%, 11/01/2035	1,700	2,148
Health & Educational Facilities Authority of the State of Missouri, Lukes Health System, Rev., 4.00%, 11/15/2038	2,000	2,363
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Service Projects, Series A, Rev., 5.00%, 02/01/2029	1,410	1,575
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services, Rev., 4.00%, 02/01/2034	500	571
Kansas City Industrial Development Authority, Rev., AMT, 5.00%, 03/01/2032	900	1,140
Kansas City Industrial Development Authority, Cathedral Towers, Rev., 0.35%, 12/01/2024 (z)	6,000	6,001
Kansas City Industrial Development Authority, Kansas City International Airport,
Rev., AMT, 4.00%, 03/01/2036	1,250	1,461
Rev., AMT, 4.00%, 03/01/2040	2,500	2,902
Rev., AMT, 5.00%, 03/01/2029	3,050	3,825
Rev., AMT, 5.00%, 03/01/2038	2,480	3,043
Rev., AMT, 5.00%, 03/01/2054	5,000	6,003
Missouri Development Finance Board, Procter & Gamble Paper Products, Rev., AMT, 5.20%, 03/15/2029	370	464
Missouri Housing Development Commission, First Place Homeownership Loan,
Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 05/01/2052	540	582
Rev., GNMA/FNMA/FHLMC, 3.00%, 05/01/2052	6,065	6,554
Rev., GNMA/FNMA/FHLMC, 3.25%, 11/01/2052	455	499

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Missouri — continued
Series D, Rev., GNMA/FNMA/FHLMC, 3.25%, 05/01/2051	3,720	4,033
Missouri State Environmental Improvement & Energy Resources Authority, Revolving Funds Program, Series A, Rev., 5.00%, 01/01/2023 (p)	1,100	1,100
Missouri State Environmental Improvement & Energy Resources Authority, Union Electric Company Project, Series AR, Rev., 2.90%, 09/01/2033	2,000	2,154
Orchard Farm R-V School District,
COP, 4.00%, 04/01/2027	400	456
COP, 4.00%, 04/01/2028	410	474
Plaza at Noah’s Ark Community Improvement District, Rev., 3.00%, 05/01/2030	575	583
RBC Municipal Products, Inc. Trust, Floater Certificates, Series C16, Rev., VRDO, LOC: Royal Bank of Canada, LIQ: Royal Bank of Canada, 0.16%, 01/07/2022 (e) (z)	11,000	11,000
St Charles County Industrial Development Authority, Hidden Valley Estates, Rev., HUD, 0.27%, 08/01/2025 (z)	1,290	1,287
St Louis Municipal Finance Corp., Convention Center Expansion, Rev., AGM, 5.00%, 10/01/2045	3,215	3,999
State of Missouri, Health & Educational Facilities, Saint Lukes Health System, Inc., Rev., 5.00%, 11/15/2023	290	314

		83,406

Montana — 0.2%
Montana Board of Housing,
Rev., 3.00%, 12/01/2050	3,445	3,691
Series A1, Rev., 3.00%, 06/01/2051	4,720	5,076
Series B2, Rev., AMT, 3.50%, 12/01/2042	540	565
Series B, Rev., 3.00%, 12/01/2051	1,270	1,373
Montana Facility Finance Authority, Rev., 5.00%, 02/15/2033	1,000	1,187
Montana State Board of Regents,
Series G, Rev., 5.00%, 11/15/2031	250	335
Series G, Rev., 5.00%, 11/15/2032	630	839

		13,066

Nebraska — 0.4%
Central Plains Energy Project,
Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2049 (z)	4,000	4,441
Rev., 5.00%, 09/01/2042	625	644
City of Omaha, Various Purpose, Series A, GO, 4.00%, 04/15/2022	1,125	1,137
County of Douglas, Creighton University Project, Rev., (SIFMA Municipal Swap Index + 0.53%), 0.63%, 07/01/2035 (aa)	2,250	2,258

SEE NOTES TO FINANCIAL STATEMENTS.

164	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Nebraska — continued
County of Washington, Cargill, Inc. Project, Rev., AMT, 0.90%, 09/01/2030 (z)	350	352
Douglas County Hospital Authority No. 2, Health Facilities Childrens Hospital, Rev., 5.00%, 11/15/2047	3,000	3,575
Douglas County Hospital Authority No. 2, Madonna Rehabilitation Hospital, Rev., 4.00%, 05/15/2033	2,100	2,227
Douglas County, Hospital Authority No. 2, Childrens Hospital Obligated Group, Rev., 5.00%, 11/15/2053 (z)	2,190	2,524
Nebraska Educational Health Cultural & Social Services Finance Authority, Immanuel Obligated Group, Rev., 4.00%, 01/01/2037	1,000	1,124
Nebraska Public Power District, Series A, Rev., 0.60%, 01/01/2051 (z)	9,000	9,023

		27,305

Nevada — 1.1%
City of Carson City, Carson Tahoe Regional Medical Center, Rev., 5.00%, 09/01/2047	1,000	1,189
City of Las Vegas Special Improvement District No. 612 Skye Hills, Special Assessment, 3.50%, 06/01/2035	210	220
City of North Las Vegas, GO, BAM, 5.00%, 06/01/2027	2,000	2,438
Clark County School District, Building,
Series A, GO, 5.00%, 06/15/2029	500	622
Series B, GO, AGM-CR, 5.00%, 06/15/2033	3,000	3,758
County of Clark Department of Aviation, Airport Systems, Subordinate, Rev., 5.00%, 07/01/2033	1,010	1,338
County of Clark Department of Aviation, Subordinate,
Series B, Rev., AMT, 5.00%, 07/01/2025	1,235	1,416
Series B, Rev., AMT, 5.00%, 07/01/2027	6,000	7,269
County of Clark Passenger Facility Charge Revenue, McCarran International,
Rev., 5.00%, 07/01/2029	5,000	6,427
Rev., 5.00%, 07/01/2031	1,950	2,487
Rev., 5.00%, 07/01/2032	2,385	3,035
County of Clark, Detention Center, GO, 4.00%, 06/01/2034	3,335	3,953
County of Clark, Passenger Facility Charge Revenue, Las Vegas McCarran International Airport, Rev., 5.00%, 07/01/2030	1,425	1,824
County of Clark, Southern Ca Edison Company, Rev., 2.10%, 06/01/2031	1,000	1,010
County of Washoe, Sierra Pacific Power Company,
Rev., AMT, 0.63%, 03/01/2036 (z)	900	901

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Nevada — continued
Series B, Rev., 3.00%, 03/01/2036 (z)	10	10
Las Vegas Convention & Visitors Authority, Series B, Rev., 5.00%, 07/01/2043	4,900	5,906
Las Vegas Valley Water District,
Series A, GO, 5.00%, 06/01/2022	3,000	3,060
Series B, GO, 5.00%, 06/01/2022	1,000	1,020
Series B, GO, 5.00%, 06/01/2023	5,065	5,403
Series D, GO, 5.00%, 06/01/2023	1,180	1,259
Las Vegas Valley Water District, Water Improvement, Series A, GO, 5.00%, 06/01/2046	5,000	5,855
Las Vegas Valley, Water District, Series B, GO, 5.00%, 12/01/2023	70	76
Nevada Housing Division, Pinewood Terrace Apartments, Rev., 0.26%, 04/01/2024 (z)	500	500
Nevada Housing Division, Southwest Village Apartments, Rev., 0.47%, 10/01/2024 (z)	1,930	1,930
Nevada Housing Division, Whittell Pointe, Rev., 0.30%, 10/01/2023 (z)	3,665	3,666
State of Nevada Department of Business & Industry, Brightline West Passenger Rail, Rev., AMT, 0.25%, 01/01/2050 (e) (z)	3,480	3,480

		70,052

New Hampshire — 0.2%
New Hampshire Business Finance Authority, Rev., 4.13%, 01/20/2034	974	1,159
New Hampshire Business Finance Authority, Caritas Oregon Project, Series A, Rev., 4.13%, 08/15/2040 (e)	2,000	2,141
New Hampshire Business Finance Authority, St. Luke’s University Health, Rev., 4.00%, 08/15/2036	720	851
New Hampshire Business Finance Authority, Springpoint Senior Living,
Rev., 4.00%, 01/01/2026	270	298
Rev., 4.00%, 01/01/2027	250	280
Rev., 4.00%, 01/01/2028	290	324
Rev., 4.00%, 01/01/2029	300	334
Rev., 4.00%, 01/01/2030	280	310
Rev., 4.00%, 01/01/2031	290	320
New Hampshire Business Finance Authority, Taxable Virginia Birmingham Care Center, Rev., 3.78%, 01/01/2036	2,000	2,109
New Hampshire Business Finance Authority, Waste Management, Inc. Project, Rev., AMT, (SIFMA Municipal Swap Index + 0.38%), 0.48%, 10/01/2033 (aa)	4,170	4,186
New Hampshire Health and Education Facilities Authority Act, Southern New Hampshire University, Rev., 5.00%, 01/01/2034 (p)	2,300	2,300

		14,612

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	165

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — 3.2%
City of Newark,
Series A, GO, AGM, 5.00%, 10/01/2027	100	121
Series A, GO, AGM, 5.00%, 10/01/2028	750	927
Garden State Preservation Trust, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 11/01/2026	1,000	940
Gloucester County Improvement Authority, The Rowan University Fossil Park,
Rev., BAM, 4.00%, 07/01/2046	725	851
Rev., BAM, 4.00%, 07/01/2051	1,000	1,168
Hudson County Improvement Authority, Hudson County Courthouse Project, Rev., 5.00%, 10/01/2028	150	189
New Brunswick Parking Authority, City Guaranteed Parking, Series A, Rev., BAM, 5.00%, 09/01/2026	1,000	1,194
New Jersey Economic Development Authority,
Series A, Rev., 5.00%, 11/01/2027	2,500	3,062
Series AAA, Rev., 5.50%, 06/15/2028	5,000	6,095
Series B, Rev., 5.00%, 11/01/2023	75	81
Series DDD, Rev., 5.00%, 06/15/2033	1,500	1,793
New Jersey Economic Development Authority, American Water Company,
Series B, Rev., AMT, 1.20%, 11/01/2034 (z)	1,265	1,274
Series C, Rev., AMT, 1.15%, 06/01/2023	1,550	1,565
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Rev., AMT, 5.13%, 09/15/2023	1,375	1,423
New Jersey Economic Development Authority, Higher Education Capital Improvement Fund, Series A, Rev., 5.00%, 09/01/2025	245	273
New Jersey Economic Development Authority, Municipal Rehabilitation, Series A, Rev., 5.25%, 04/01/2027 (z)	5,000	6,099
New Jersey Economic Development Authority, New Jersey American Water Company, Inc.,
Rev., AMT, 1.10%, 11/01/2029 (z)	2,610	2,597
Series E, Rev., AMT, 0.85%, 12/01/2025	2,205	2,204
New Jersey Economic Development Authority, School Facilities Construction,
Rev., 5.00%, 03/01/2031	1,190	1,251
Series GGG, Rev., 5.25%, 09/01/2026 (e)	5,500	6,580
New Jersey Economic Development Authority, School Facilities Construction Sifma, Series I, Rev., (SIFMA Municipal Swap Index + 1.60%), 1.70%, 03/01/2028 (aa)	10,000	10,112

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
New Jersey Economic Development Authority, Self Designated Social Bonds,
Series QQQ, Rev., 4.00%, 06/15/2034	500	589
Series QQQ, Rev., 4.00%, 06/15/2035	500	587
Series QQQ, Rev., 5.00%, 06/15/2026	555	655
Series QQQ, Rev., 5.00%, 06/15/2027	410	498
Series QQQ, Rev., 5.00%, 06/15/2028	400	496
New Jersey Economic Development Authority, State House Project,
Series B, Rev., 5.00%, 06/15/2027	10,690	12,972
Series B, Rev., 5.00%, 06/15/2028	8,635	10,708
New Jersey Educational Facilities Authority, Montclair State University, Series D, Rev., 5.00%, 07/01/2028	2,000	2,281
New Jersey Educational Facilities Authority, Princeton University,
Series A, Rev., 5.00%, 07/01/2022	1,710	1,751
Series B, Rev., 5.00%, 07/01/2024	3,505	3,911
Series I, Rev., 5.00%, 07/01/2024	1,290	1,440
Series I, Rev., 5.00%, 07/01/2036	1,015	1,239
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligated, Rev., 5.00%, 07/01/2032	2,070	2,748
New Jersey Health Care Facilities Financing Authority, Inspira Health Obligated Group, Rev., 5.00%, 07/01/2037	1,600	1,925
New Jersey Higher Education Student Assistance Authority,
Series B, Rev., AMT, 5.00%, 12/01/2024	570	640
Series B, Rev., AMT, 5.00%, 12/01/2027	1,340	1,623
Series B, Rev., AMT, 5.00%, 12/01/2028	1,480	1,828
Series B, Rev., AMT, 5.00%, 12/01/2029	1,440	1,805
New Jersey Higher Education Student Assistance Authority, Senior Bonds, Series B, Rev., AMT, 5.00%, 12/01/2024	300	337
New Jersey Higher Education Student Assistance Authority, Senior Student Loan, Rev., AMT, 5.00%, 12/01/2023	215	233
New Jersey Higher Education Student Assistance Authority, Subordinated, Series C, Rev., AMT, 4.00%, 12/01/2048	1,195	1,279
New Jersey Housing & Mortgage Finance Agency, Series E, Rev., 3.50%, 04/01/2051	2,890	3,160
New Jersey Housing & Mortgage Finance Agency, Browns Woods Apartments Project, Rev., HUD, 1.25%, 12/01/2024 (z)	850	861
New Jersey Housing & Mortgage Finance Agency, Social Bonds, Series H, Rev., 3.00%, 10/01/2052	840	914
New Jersey Transportation Trust Fund Authority,
Series A, Rev., 4.00%, 06/15/2035	2,000	2,364

SEE NOTES TO FINANCIAL STATEMENTS.

166	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Jersey — continued
Series A, Rev., 5.00%, 12/15/2028	300	376
Series A, Rev., 5.00%, 06/15/2030	3,000	3,847
Series AA, Rev., 4.00%, 06/15/2040	3,750	4,354
Series AA, Rev., 5.00%, 06/15/2035	3,000	3,832
Series AA, Rev., 5.00%, 06/15/2045	660	819
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Series A, Rev., BAM, Zero Coupon, 12/15/2038	2,000	1,378
New Jersey Transportation Trust Fund Authority, Transportation Program, Series AA, Rev., 5.00%, 06/15/2024	2,000	2,042
New Jersey Transportation Trust Fund Authority, Transportation System Bond, Rev., 4.00%, 12/15/2039	2,000	2,308
Rev., 5.00%, 12/15/2028	1,000	1,253
Rev., 5.00%, 12/15/2031	1,560	1,970
New Jersey Turnpike Authority,
Series A, Rev., 4.00%, 01/01/2042	1,000	1,189
Series A, Rev., 5.00%, 01/01/2030 (p)	1,000	1,024
Series E, Rev., 5.00%, 01/01/2027	1,000	1,208
Newark Board of Education, Sustainability Bonds,
GO, BAM, 4.00%, 07/15/2034	400	486
GO, BAM, 4.00%, 07/15/2035	410	497
GO, BAM, 4.00%, 07/15/2036	425	513
GO, BAM, 4.00%, 07/15/2037	430	518
North Hudson Sewerage Authority, Senior Lien Lease Certificates,
Rev., AGM, 5.00%, 06/01/2039	1,100	1,594
Rev., AGM, 5.00%, 06/01/2040	1,100	1,600
Rev., AGM, 5.00%, 06/01/2041	1,000	1,467
Rev., AGM, 5.00%, 06/01/2042	1,000	1,478
Princeton, GO, 2.00%, 12/15/2023	1,735	1,793
Rutgers The State University of New Jersey, Series L, Rev., 5.00%, 05/01/2043 (p)	1,805	1,919
South Jersey Port Corp., Marine Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2025	500	560
Series B, Rev., AMT, 5.00%, 01/01/2026	1,015	1,169
South Jersey Port Corp., Marine Terminal, Subordinated, Series B, Rev., AMT, 5.00%, 01/01/2037	1,000	1,177
South Jersey Transportation Authority,
Series A, Rev., AGM, 5.00%, 11/01/2030	500	638
Series A, Rev., AGM, 5.00%, 11/01/2033	1,215	1,539
Series A, Rev., BAM, 5.00%, 11/01/2041	2,925	3,703
State of New Jersey, Covid-19 Emergency Bonds, General Obligations,
Series A, GO, 4.00%, 06/01/2030	2,000	2,426
Series A, GO, 4.00%, 06/01/2031	8,340	10,263
Series A, GO, 5.00%, 06/01/2028	4,245	5,273
Series A, GO, 5.00%, 06/01/2029	15,000	19,049

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — continued
Tender Option Bond Trust Receipts/Certificates, Floaters,
Series 2016-XM0226, Rev., BHAC-CR, NATL-RE, LIQ: Bank of America NA, 0.00%, 07/01/2026 (e) (z)	4,720	4,720
Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, LIQ: Barclays Bank plc, 0.13%, 01/07/2022 (e) (z)	9,500	9,500
Tobacco Settlement Financing Corp., Series A, Rev., 5.00%, 06/01/2022	2,055	2,094

		206,219

New Mexico — 0.6%
Albuquerque Municipal School District No. 12,
Series A, GO, 5.00%, 08/01/2024	250	279
Series B, GO, 5.00%, 08/01/2024	330	369
City of Farmington, Four Corners Project, Rev., 1.80%, 04/01/2029	3,000	3,036
City of Farmington, Pollution Control Revenue, Public Service Company, New Mexico Sanitary, Series E, Rev., 1.15%, 06/01/2040 (z)	4,635	4,698
City of Farmington, San Juan and Four Corners, Rev., 2.15%, 04/01/2033	4,890	4,844
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 2.05%, 09/01/2051	2,275	2,206
New Mexico Finance Authority, Subordinated Lien, Public Project Revolving Fund, Rev., 5.00%, 06/15/2024	1,000	1,112
New Mexico Hospital Equipment Loan Council,
Rev., 5.00%, 06/01/2030	1,050	1,341
Rev., 5.00%, 06/01/2032	1,000	1,268
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Rev., 4.00%, 08/01/2037	305	347
New Mexico Mortgage Finance Authority,
Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	2,240	2,413
Series B, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,240	3,481
New Mexico Mortgage Finance Authority, Class I, Series D, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	1,000	1,083
New Mexico Mortgage Finance Authority, Single Family Mortgage Program,
Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	850	918
Series C, Rev., GNMA/FNMA/FHLMC, 4.00%, 01/01/2049	5,680	6,188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	167

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New Mexico — 0.6%
New Mexico Municipal Energy Acquisition Authority,
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 05/01/2022	95	96
Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 11/01/2039 (z)	3,925	4,455
Santa Fe Public School District, GO, 5.00%, 08/01/2029	1,375	1,725

		39,859

New York — 11.4%
Albany County, Airport Authority, Series B, Rev., AMT, 5.00%, 12/15/2023	1,225	1,331
Broome County, Local Development Corp., United Health Services Hospital,
Rev., AGM, 4.00%, 04/01/2039	2,750	3,190
Rev., AGM, 5.00%, 04/01/2026	500	588
Build NYC Resource Corp., Rev., 5.00%, 07/01/2026	325	371
Build NYC Resource Corp., Academic Leadership Charter School,
Rev., 4.00%, 06/15/2023	100	105
Rev., 4.00%, 06/15/2024	70	75
Build NYC Resource Corp., Family Life Academy Charter, Series A1, Rev., 5.25%, 06/01/2040 (e)	1,220	1,262
Build NYC Resource Corp., Friends of Hellenic Classical, Series A, Rev., 4.00%, 12/01/2031 (e)	700	774
City of Long Beach,
Series A, GO, 5.00%, 09/01/2025	1,990	2,252
Series A, GO, 5.00%, 09/01/2027	1,500	1,773
City of New York,
Series 1I, GO, 5.00%, 03/01/2026	360	395
Series A1, GO, 4.00%, 08/01/2034	3,000	3,607
Series A1, GO, 4.00%, 08/01/2036	1,000	1,214
Series A1, GO, 5.00%, 08/01/2029	2,900	3,731
Series A1, GO, 5.00%, 08/01/2033	165	219
Series A1, GO, 5.00%, 08/01/2041	3,000	3,740
Series A, GO, 5.00%, 08/01/2028	100	123
Series C1, GO, 4.00%, 08/01/2022	1,800	1,840
Series C, GO, 5.00%, 08/01/2022	60	62
Series C, GO, 5.00%, 08/01/2027	1,870	2,301
Series D1, GO, 5.00%, 12/01/2024	150	170
Series D1, GO, 5.00%, 12/01/2031	1,380	1,748
Series D1, GO, 5.00%, 12/01/2036	11,955	14,998
Series D1, GO, 5.00%, 12/01/2044	2,560	3,182
Series D, GO, 5.00%, 08/01/2023	1,000	1,074
Series E, GO, 5.00%, 08/01/2028	1,625	2,045
Series F1, GO, 5.00%, 04/01/2037	2,730	3,355
Series F1, GO, 5.00%, 04/01/2039	5,000	6,138
Series F1, GO, 5.00%, 03/01/2043	1,000	1,283
Series J3, GO, AGM, 0.26%, 06/01/2036 (z)	2,000	2,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series J, GO, 5.00%, 08/01/2025	2,320	2,489
City of New York, Series C4, GO, AGC, 0.26%, 10/01/2027 (z)	2,000	2,000
City of New York Prerefunded, Series F1, GO, 5.00%, 03/01/2037 (p)	745	786
City of New York, Fiscal 2001,
Series 2, GO, VRDO, 0.16%, 01/03/2022 (z)	1,400	1,400
Series 3, GO, VRDO, 0.15%, 01/07/2022 (z)	1,065	1,065
City of New York, Fiscal 2008, Series J10, GO, 5.00%, 08/01/2026	505	604
City of New York, Fiscal 2015, Series F4, GO, 5.00%, 06/01/2044 (z)	1,455	1,667
City of New York, Fiscal 2020,
Series B1, GO, 4.00%, 10/01/2023	990	1,054
Series B1, GO, 5.00%, 10/01/2038	5,000	6,291
City of New York, Fiscal 2021,
Series C, GO, 4.00%, 08/01/2037	450	536
Series C, GO, 5.00%, 08/01/2033	2,000	2,606
Series C, GO, 5.00%, 08/01/2035	4,740	6,145
City of New York, Unrefunded, Series F1, GO, 5.00%, 03/01/2037	5	5
County of Dutchess, Local Development Corp., Marist College Project, Series A, Rev., 5.00%, 07/01/2045	485	552
County of Nassau,
Series B, GO, BAM, 5.00%, 10/01/2027	1,450	1,740
Series C, GO, 5.00%, 10/01/2025	1,005	1,165
Dutchess County, Local Development Corp., Health Quest System, Inc. Project, Series B, Rev., 5.00%, 07/01/2046	1,250	1,461
Geneva Development Corp., Hobart & William Smith College, Rev., 5.00%, 09/01/2032 (p)	530	547
Hudson Yards Infrastructure Corp.,
Rev., 4.00%, 02/15/2044	9,335	10,533
Series A, Rev., 5.00%, 02/15/2026	1,050	1,243
Series A, Rev., 5.00%, 02/15/2045	2,210	2,607
Long Island Power Authority,
Rev., 5.00%, 09/01/2042	2,070	2,517
Series A, Rev., 5.00%, 09/01/2037	1,250	1,622
Series B, Rev., 1.50%, 09/01/2051 (z)	5,700	5,841
Series C, Rev., (ICE LIBOR USD 1 Month * 0.70 + 0.75%), 0.82%, 05/01/2033 (aa)	5,000	5,000
Long Island Power Authority, 2021, Series A, Rev., 5.00%, 09/01/2042 (p)	485	500
Long Island Power Authority, Notes, Rev., 1.00%, 09/01/2025	2,680	2,692
Long Island Power Authority, Unrefunded 2021, Series A, Rev., 5.00%, 09/01/2042	15	15

SEE NOTES TO FINANCIAL STATEMENTS.

168	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
Metropolitan Transportation Authority,
Rev., AGM, (United States SOFR * 0.67 + 0.55%), 0.58%, 11/01/2032 (aa)	1,770	1,773
Rev., AGM, (United States SOFR * 0.67 + 0.80%), 0.83%, 11/01/2032 (aa)	430	433
Series A, Rev., BAN, 4.00%, 02/01/2022	4,645	4,658
Series A, Rev., 5.25%, 11/15/2030	3,025	3,648
Series B1, Rev., BAN, 5.00%, 05/15/2022	4,000	4,070
Series B, Rev., 5.00%, 11/15/2024	1,095	1,230
Series B, Rev., 5.00%, 11/15/2025	540	626
Series C, Rev., 5.00%, 11/15/2022	1,000	1,040
Series C, Rev., 5.00%, 11/15/2047 (p)	4,375	4,558
Series D1, Rev., BAN, 5.00%, 09/01/2022	3,000	3,093
Series D1, Rev., 5.00%, 11/01/2028	2,000	2,073
Series D, Rev., 5.00%, 11/15/2027	1,200	1,420
Series D, Rev., 5.00%, 11/15/2038	600	642
Series F, Rev., 5.00%, 11/15/2022	160	166
Series F, Rev., BAN, 5.00%, 11/15/2022	4,400	4,579
Metropolitan Transportation Authority, Build America Bonds, Rev., 6.67%, 11/15/2039	2,500	3,551
Metropolitan Transportation Authority, Green Bond,
Series A1, Rev., BAN, 5.00%, 02/01/2023	1,575	1,654
Series A2, Rev., 5.00%, 11/15/2024	1,815	2,038
Series A2, Rev., 5.00%, 11/15/2027	1,085	1,284
Series B, Rev., 5.00%, 11/15/2023	100	108
Series C2, Rev., Zero Coupon, 11/15/2032	500	401
Series C, Rev., 5.00%, 11/15/2040	2,325	2,863
Series E, Rev., 4.00%, 11/15/2045	60	68
Series E, Rev., 5.00%, 11/15/2029	250	315
Metropolitan Transportation Authority, Green Bonds,
Series A2, Rev., 5.00%, 11/15/2025	1,000	1,159
Series B1, Rev., 5.00%, 11/15/2046	2,000	2,355
Series C1, Rev., 5.00%, 11/15/2024	340	382
Series D1, Rev., 5.00%, 11/15/2043	2,000	2,473
Series D3, Rev., 4.00%, 11/15/2049	2,000	2,273
Metropolitan Transportation Authority, Green Bonds, Subordinated, Series B1, Rev., 5.00%, 11/15/2036	10,000	11,894
Metropolitan Transportation Authority, Refunding, Transportation Subordinated, Series C1, Rev., 5.00%, 11/15/2025	1,055	1,223
Metropolitan Transportation Authority, Transportation,
Series A1, Rev., 5.00%, 11/15/2044	4,500	4,802
Series A1, Rev., 5.25%, 11/15/2039	1,000	1,076
Series C1, Rev., 5.00%, 11/15/2026	305	354

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Metropolitan Transportation Authority, Transportation Green Bonds,
Series B, Rev., 5.00%, 11/15/2022	930	967
Series B, Rev., 5.00%, 11/15/2026	1,720	2,044
Monroe County Industrial Development Corp., Rochester Regional Health Project,
Rev., 5.00%, 12/01/2022	600	625
Rev., 5.00%, 12/01/2027	1,000	1,224
Rev., 5.00%, 12/01/2028	1,700	2,130
Rev., 5.00%, 12/01/2029	1,900	2,428
Nassau County Interim Finance Authority, Taxable, Series B, Rev., 1.28%, 11/15/2028	3,000	2,924
New York City Health and Hospitals Corp.,
Series A, Rev., 4.00%, 02/15/2025	1,250	1,385
Series A, Rev., 5.00%, 02/15/2024	270	296
Series A, Rev., 5.00%, 02/15/2025	1,125	1,281
Series A, Rev., 5.00%, 02/15/2026	6,055	7,133
Series A, Rev., 5.00%, 02/15/2027	5,360	6,500
Series A, Rev., 5.00%, 02/15/2028	3,760	4,673
Series A, Rev., 5.00%, 02/15/2029	2,485	3,160
New York City Housing Development Corp., Sustainability Bonds,
Rev., FHA, 0.70%, 11/01/2060 (z)	9,490	9,501
Series C2, Rev., 0.23%, 05/01/2050 (z)	385	385
Series C2, Rev., 0.70%, 11/01/2060 (z)	1,790	1,793
Series C3A, Rev., 0.20%, 05/01/2022	325	325
New York City Housing Development Corp., Sustainable Development Bonds, Series D2, Rev., FHA, 0.70%, 05/01/2060 (z)	1,000	1,002
New York City Housing Development Corp., Sustainable Neighborhood Bonds, Rev., 1.75%, 05/01/2059 (z)	1,000	1,006
New York City Industrial Development Agency, Queens Baseball Stadium Project,
Series A, Rev., AGM, 4.00%, 01/01/2032	1,000	1,209
Series A, Rev., AGM, 5.00%, 01/01/2025	250	283
Series A, Rev., AGM, 5.00%, 01/01/2027	625	750
Series A, Rev., AGM, 5.00%, 01/01/2029	1,000	1,253
Series A, Rev., AGM, 5.00%, 01/01/2030	1,500	1,914
New York City Industrial Development Agency, Yankee Stadium Project Pilot,
Rev., AGM, 4.00%, 03/01/2045	8,825	10,197
Rev., AGM, 5.00%, 03/01/2028	1,250	1,544
Rev., AGM, 5.00%, 03/01/2029	1,500	1,895
Rev., AGM, 5.00%, 03/01/2030	3,900	5,024
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2015, Subordinate, Series S, Rev., 5.00%, 07/15/2040	17,800	20,420
New York City Transitional Finance Authority Building Aid Revenue, Fiscal Year 2015, Series S1, Rev., 5.00%, 07/15/2035	585	661

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	169

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority Building Aid Revenue, Subordinate,
Series S1, Rev., 4.00%, 07/15/2034	1,000	1,222
Series S1, Rev., 5.00%, 07/15/2031	1,590	2,127
Series S1, Rev., 5.00%, 07/15/2043	1,505	1,743
New York City Transitional Finance Authority Future Tax Secured,
Rev., 5.00%, 11/01/2028	1,000	1,271
Rev., 5.00%, 08/01/2029	5,000	6,459
New York City Transitional Finance Authority Future Tax Secured Revenue,
Series A1, Rev., 4.00%, 11/01/2038	5,000	6,078
Series A1, Rev., 5.00%, 05/01/2022	65	66
Series D, Rev., 5.00%, 11/01/2024	1,985	2,239
Series E1, Rev., 3.00%, 02/01/2028	730	824
Series E1, Rev., 5.00%, 02/01/2023	135	142
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured, Rev., 4.00%, 11/01/2035	7,000	8,452
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured Subordinate, Series DS, Rev., 5.00%, 11/01/2025	3,045	3,557
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate,
Rev., 4.00%, 05/01/2038	2,000	2,394
Series A1, Rev., 5.00%, 08/01/2042	2,000	2,475
Series A3, Rev., 4.00%, 05/01/2041	11,000	12,904
Series B1, Rev., 4.00%, 08/01/2042	815	976
Series B1, Rev., 5.00%, 08/01/2034	795	1,057
Series DS, Rev., 4.00%, 11/01/2038	4,000	4,787
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate, Future Tax Secured, Rev., 3.75%, 11/01/2025	8,000	8,354
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinated,
Rev., 5.00%, 05/01/2031	1,000	1,321
Series A3, Rev., 4.00%, 05/01/2042	2,000	2,341
Series A3, Rev., 5.00%, 08/01/2040	1,720	2,083
Series C1, Rev., 5.00%, 05/01/2024	1,000	1,106
New York City Transitional Finance Authority, Future Tax Secured, Rev., 5.00%, 11/01/2026	375	452
New York City Transitional Finance Authority, Future Tax Secured Revenue,
Rev., 5.00%, 11/01/2024	2,755	3,108
Series I, Rev., 5.00%, 05/01/2027	345	366
New York City Trust for Cultural Resources, Refunding Lincoln Center, Series A, Rev., 5.00%, 12/01/2032	500	653
New York City Water & Sewer System,
Series AA1, Rev., 4.00%, 06/15/2051	5,000	5,914

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series AA2, Rev., 5.00%, 06/15/2029	2,850	3,686
Series BB2, Rev., 5.00%, 06/15/2027	1,500	1,760
Series FF, Rev., 5.00%, 06/15/2041	2,000	2,569
Series GG1, Rev., 5.00%, 06/15/2030	1,000	1,321
Series GG, Rev., 5.00%, 06/15/2039	2,660	3,040
New York City Water & Sewer System, Second General Resolution,
Rev., 5.00%, 06/15/2026	880	1,050
Rev., 5.00%, 06/15/2029	870	1,125
Rev., 5.00%, 06/15/2047	14,655	15,566
Series CC1, Rev., 5.00%, 06/15/2048	2,730	3,283
Series CC1, Rev., 5.25%, 06/15/2037	2,345	2,853
Series DD1, Rev., 5.00%, 06/15/2048	3,115	3,800
Series DD2, Rev., 5.00%, 06/15/2040	2,000	2,453
Series DD, Rev., 5.00%, 06/15/2047	6,550	7,790
Series FF, Rev., 5.00%, 06/15/2045	500	511
New York City Water & Sewer System, Various Second General Resolution, Series BB4, Rev., VRDO, 0.06%, 01/03/2022 (z)	2,000	2,000
New York City Water & Sewer System, Water and Sewer System Revenue Second General Resolution, Series BB2, Rev., 4.00%, 06/15/2042	1,180	1,406
New York City, Water & Sewer System, Series BB1, Rev., 5.00%, 06/15/2049	500	630
New York Liberty Development Corp.,
Series 1WTC, Rev., 3.00%, 02/15/2042	1,755	1,858
Series 1WTC, Rev., 4.00%, 02/15/2043	1,500	1,751
New York Liberty Development Corp., World Trade Center Project, Series 1, Rev., 5.00%, 11/15/2044 (e)	1,700	1,862
New York State Dormitory Authority,
Series A, Rev., 4.00%, 03/15/2039	1,000	1,198
Series A, Rev., 5.00%, 03/15/2024 (p)	100	110
Series A, Rev., 5.00%, 03/15/2029	3,000	3,844
Series A, Rev., 5.00%, 03/15/2034	2,000	2,382
Series A, Rev., 5.00%, 03/15/2040	1,000	1,253
Series D, Rev., 4.00%, 02/15/2037	2,000	2,366
Series D, Rev., 5.00%, 02/15/2025	3,000	3,426
New York State Dormitory Authority, Bidding Group 1, Series E, Rev., 5.00%, 03/15/2029	3,000	3,844
New York State Dormitory Authority, Cornell University, Series A, Rev., 5.00%, 07/01/2031	1,000	1,352
New York State Dormitory Authority, Exchange Bonds, Series C, Rev., 5.00%, 07/01/2031	1,277	1,628
New York State Dormitory Authority, General Purpose, Series D, Rev., 5.00%, 02/15/2026	100	118
New York State Dormitory Authority, General Purpose, Unrefunded, Series A, Rev., 5.00%, 02/15/2022	250	251

SEE NOTES TO FINANCIAL STATEMENTS.

170	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York State Dormitory Authority, Group 1, Series A, Rev., 5.00%, 03/15/2024 (p)	2,000	2,205
New York State Dormitory Authority, Group 2,
Series A, Rev., 5.00%, 03/15/2031	5,000	6,575
Series A, Rev., 5.00%, 03/15/2033	2,000	2,617
Series A, Rev., 5.00%, 03/15/2036	2,015	2,541
New York State Dormitory Authority, Group 3, Series A, Rev., 5.00%, 03/15/2037	5,000	6,292
New York State Dormitory Authority, Montefiore Obligated Group,
Series A, Rev., 5.00%, 08/01/2025	2,035	2,334
Series A, Rev., 5.00%, 08/01/2026	900	1,063
Series A, Rev., 5.00%, 08/01/2031	1,010	1,232
New York State Dormitory Authority, Municipal Health Facilities, Rev., 4.00%, 01/15/2023	50	50
New York State Dormitory Authority, New York University, Series A, Rev., 4.00%, 07/01/2035	620	710
New York State Dormitory Authority, Rockefeller University, Series A, Rev., 5.00%, 07/01/2038	1,000	1,023
New York State Dormitory Authority, School Districts Financing Program, Series A, Rev., AGM, 5.00%, 10/01/2025	1,460	1,700
New York State Dormitory Authority, St. John’s University, Series A, Rev., 4.00%, 07/01/2048	1,000	1,172
New York State Dormitory Authority, State University Dormitory Facilities, Series A, Rev., 5.00%, 07/01/2023 (p)	150	154
New York State Environmental Facilities Corp., Series B, Rev., 5.00%, 06/15/2023	1,000	1,069
New York State Environmental Facilities Corp., Green Bond 2010 Master Finance,
Rev., 4.00%, 08/15/2036	720	900
Rev., 4.00%, 08/15/2037	1,760	2,193
Rev., 4.00%, 08/15/2038	1,000	1,243
New York State Environmental Facilities Corp., Municipal Water, Subordinated, Rev., 5.00%, 06/15/2042	2,655	3,235
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Casella Waste System, Inc. Project, Rev., AMT, 2.75%, 09/01/2050 (e) (z)	250	258
New York State Housing Finance Agency, Sustainability Bonds,
Rev., SONYMA, 0.65%, 11/01/2056 (z)	1,380	1,374

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Series I, Rev., SONYMA, 0.70%, 11/01/2056 (z)	2,375	2,371
Series J, Rev., SONYMA, 1.10%, 11/01/2061 (z)	5,930	5,930
Series K2, Rev., SONYMA, 1.00%, 11/01/2061 (z)	2,320	2,320
Series K, Rev., SONYMA, 0.70%, 11/01/2024	1,085	1,087
Series P, Rev., 1.55%, 11/01/2023	275	276
New York State Thruway Authority,
Series A1, Rev., 4.00%, 03/15/2041	500	596
Series A1, Rev., 5.00%, 03/15/2033	2,000	2,644
Series K, Rev., 5.00%, 01/01/2022	105	105
Series L, Rev., 5.00%, 01/01/2024	75	82
New York State Thruway Authority, General Revenue, Series I, Rev., 5.00%, 01/01/2032 (p)	2,050	2,050
New York State Thruway Authority, Group 2, Series N, Rev., 4.00%, 01/01/2041	4,120	4,823
New York State Urban Development Corp., Series A, Rev., 4.00%, 03/15/2049	1,300	1,521
New York State Urban Development Corp., Bidding Group 1, Series A, Rev., 5.00%, 03/15/2034	1,690	2,258
New York State Urban Development Corp., Personal Income Tax,
Rev., 4.00%, 03/15/2037	2,000	2,395
Rev., 4.00%, 03/15/2041	5,000	5,928
Rev., 5.00%, 03/15/2030	500	654
Series C3, Rev., 5.00%, 03/15/2038	1,685	2,053
New York State Urban Development Corp., State Personal Income Tax,
Rev., 5.00%, 03/15/2028	1,250	1,563
Rev., 5.00%, 03/15/2034	3,000	3,291
Series A, Rev., 5.00%, 03/15/2024	8,000	8,816
New York State Urban Development Corp., State Personal Income Tax, General Purpose,
Series A, Rev., 5.00%, 03/15/2042	5,000	6,172
Series B, Rev., 3.54%, 03/15/2028	7,000	7,694
New York State Urban Development Corp., State Personal Income Taxes Facilities, Rev., NATL, 5.50%, 03/15/2024	6,000	6,677
New York Transportation Development Corp., American Airlines Inc, Rev., AMT, 2.25%, 08/01/2026	945	979
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia, Rev., AMT, 5.00%, 10/01/2035	10,000	12,404
New York Transportation Development Corp., LaGuardia Airport Terminal B,
Rev., AMT, 5.00%, 07/01/2046	3,805	4,177
Rev., AMT, 5.25%, 01/01/2050	2,000	2,206

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	171

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
New York — continued
New York Transportation Development Corp., New York State Thruway, Rev., AMT, 4.00%, 10/31/2034	600	711
New York Transportation Development Corp., Terminal 4 John F Kennedy International,
Rev., AMT, 4.00%, 12/01/2038	300	346
Rev., AMT, 4.00%, 12/01/2039	300	345
Rev., AMT, 4.00%, 12/01/2040	1,475	1,701
Rev., AMT, 4.00%, 12/01/2041	300	344
Rev., AMT, 4.00%, 12/01/2042	300	342
Rev., 5.00%, 12/01/2024	200	225
Rev., 5.00%, 12/01/2025	200	231
Rev., 5.00%, 12/01/2026	200	238
Rev., 5.00%, 12/01/2027	200	243
Rev., 5.00%, 12/01/2028	200	248
Rev., 5.00%, 12/01/2037	250	317
Rev., 5.00%, 12/01/2038	250	316
Port Authority of New York & New Jersey,
Series 207, Rev., AMT, 5.00%, 09/15/2031	5,000	6,104
Series 223, Rev., AMT, 5.00%, 07/15/2023	1,220	1,306
Series 226, Rev., AMT, 5.00%, 10/15/2031	4,500	5,940
Series 226, Rev., AMT, 5.00%, 10/15/2032	1,250	1,642
Series 226, Rev., AMT, 5.00%, 10/15/2036	2,040	2,656
Port Authority of New York & New Jersey, Consolidated,
Series 197, Rev., AMT, 5.00%, 11/15/2032	3,000	3,566
Series 206, Rev., AMT, 5.00%, 11/15/2032	3,000	3,631
Series 221, Rev., AMT, 5.00%, 07/15/2031	1,620	2,086
Series 221, Rev., AMT, 5.00%, 07/15/2032	1,500	1,923
Port Authority of New York & New Jersey, Consolidated One Hundred Eighty,
Rev., AMT, 5.00%, 09/01/2026	3,000	3,326
Series 222, Rev., 4.00%, 07/15/2036	10,250	12,307
Series 222, Rev., 5.00%, 07/15/2034	5,000	6,477
SONYMA Social Bond, Series 239, Rev., 3.25%, 10/01/2051	295	325
SONYMA Social Bonds,
Series 233, Rev., 3.00%, 10/01/2045	5,405	5,822
Series 235, Rev., AMT, 0.30%, 10/01/2022	200	200
Series 235, Rev., AMT, 0.40%, 04/01/2023	215	215
Series 235, Rev., AMT, 0.55%, 10/01/2023	190	189

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New York — continued
Tender Option Bond Trust Receipts/Certificates, Series 2020-ZF0950, Rev., VRDO, LIQ: Toronto Dominion Bank, 0.13%, 01/07/2022 (e) (z)	7,020	7,020
Tender Option Bond Trust Receipts/Certificates, Floaters, Series 2020-XF2868, Rev., VRDO, LOC: Barclays Bank plc, LIQ: Barclays Bank plc, 0.14%, 01/07/2022 (e) (z)	2,000	2,000
Triborough Bridge & Tunnel Authority,
Series A1, Rev., 5.00%, 05/15/2051	7,175	9,231
Series A, Rev., BAN, 5.00%, 11/01/2025	3,165	3,688
Series A, Rev., 5.00%, 11/15/2038	1,000	1,039
Series A, Rev., 5.00%, 11/15/2041	1,975	2,304
Series A, Rev., 5.00%, 11/15/2049	3,040	3,872
Series A2, Rev., 2.00%, 05/15/2045 (z)	8,250	8,694
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Series C1, Rev., 5.00%, 11/15/2025	2,960	3,461
Triborough Bridge & Tunnel Authority, Senior Lien,
Rev., 5.00%, 05/15/2050 (z)	3,000	3,548
Series C1-A, Rev., 5.00%, 05/15/2038	2,000	2,651
Triborough Bridge & Tunnel Authority, Subordinated, Series A, Rev., 5.00%, 11/15/2025	50	53
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Rev., 4.00%, 09/01/2036	750	891
TSASC, Inc., Series B, Rev., 5.00%, 06/01/2048	6,780	7,450
Utility Debt Securitization Authority, Restructuring,
Rev., 5.00%, 12/15/2025	175	191
Series TE, Rev., 5.00%, 12/15/2033	3,150	3,425
Westchester County Industrial Development Agency, EG Mount Vernon Preservation, Rev., FNMA COLL, 0.30%, 12/01/2023 (z)	1,525	1,525
Westchester County Industrial Development Agency, Marble Hall Tuckahoe Limited, Rev., FHA, 0.28%, 04/01/2024 (z)	3,135	3,132
Westchester County Local Development Corp., Purchase Senior Learning, Rev., 2.88%, 07/01/2026 (e)	500	503
Western Regional Off-Track Betting Corp., Rev., 3.00%, 12/01/2026 (e)	545	547

		725,959

North Carolina — 2.0%
Burlington Housing Authority, Thetford Portfolio, Rev., 0.30%, 11/01/2024 (z)	2,280	2,279
Charlotte-Mecklenburg Hospital Authority (The), Atrium Health,
Series B, Rev., 5.00%, 01/15/2048 (z)	1,000	1,007

SEE NOTES TO FINANCIAL STATEMENTS.

172	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Carolina — continued
Series B, Rev., 5.00%, 01/15/2050 (z)	8,620	9,742
Series C, Rev., 5.00%, 01/15/2048 (z)	20,000	21,071
Series E, Rev., 0.80%, 01/15/2048 (z)	3,770	3,770
Charlotte-Mecklenburg Hospital Authority, Atrium Health Obligated Group, Rev., 5.00%, 01/15/2050 (z)	880	1,120
City of Charlotte Airport Special Facilities Revenue, Charlotte Douglas International,
Rev., 5.00%, 07/01/2049	5,000	6,217
Rev., AMT, 5.00%, 07/01/2049	5,000	6,091
City of Charlotte, 2003 Governmental Facilities Project, VRDO, COP, LIQ: Wells Fargo Bank NA, 0.10%, 01/07/2022 (z)	2,800	2,800
City of Charlotte, Airport Special Facilities Revenue, Series B, Rev., AMT, 5.00%, 07/01/2027	1,315	1,597
City of Charlotte, Water & Sewer System Revenue,
Rev., 5.00%, 07/01/2026	1,340	1,606
Rev., 5.00%, 07/01/2027	1,000	1,234
City of Goldsboro, Grand at Day Point Project, Rev., HUD, GNMA COLL, 0.28%, 05/01/2024 (z)	3,460	3,454
County of Cumberland, Qualified School Construction Bonds, COP, 1.25%, 12/15/2025	4,000	3,965
County of Wake, Rev., 5.00%, 03/01/2023	1,390	1,468
Durham Housing Authority, J.J. Henderson, Rev., HUD, 0.30%, 06/01/2024 (z)	1,920	1,916
Durham Housing Authority, Oakley Square Apartments Project, Series A, Rev., 0.30%, 05/01/2024 (z)	2,000	2,000
North Carolina Capital Facilities Finance Agency, Republic Services Project A, Rev., 0.17%, 07/01/2034 (z)	2,445	2,445
North Carolina Eastern Municipal Power Agency, Prerefunded, Series A, Rev., 6.00%, 01/01/2026 (p)	1,000	1,000
North Carolina Housing Finance Agency,
Series 37A, Rev., AMT, 3.50%, 07/01/2039	75	78
Series 44, Rev., 4.00%, 07/01/2050	390	433
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 1.90%, 01/01/2032	1,625	1,643
Series 45, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2051	3,710	3,987
North Carolina Housing Finance Agency, Home Ownership, Series 47, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2051	7,330	7,935
North Carolina Housing Finance Agency, Series 45, Rev., GNMA/FNMA/FHLMC COLL, 0.55%, 07/01/2024	1,295	1,292

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

North Carolina — continued
North Carolina Housing Finance Agency, Wind Crest Senior Living, Rev., 0.36%, 06/01/2024 (z)	825	824
North Carolina Medical Care Commission, CoroMont Health,
Series A, Rev., 4.00%, 02/01/2036	500	605
Series B, Rev., 5.00%, 02/01/2051 (z)	790	928
North Carolina Medical Care Commission, Lutheran Services for the Aging, Rev., 4.00%, 03/01/2041	1,050	1,149
North Carolina Medical Care Commission, Presbyterian Homes Obligations,
Series A, Rev., 4.00%, 10/01/2027	600	702
Series A, Rev., 4.00%, 10/01/2040	1,200	1,357
Series A, Rev., 4.00%, 10/01/2045	1,750	1,969
North Carolina Medical Care Commission, Rex Healthcare, Series A, Rev., 5.00%, 07/01/2031	1,760	2,251
North Carolina Medical Care Commission, The Forest at Duke Project, Rev., 4.00%, 09/01/2041	830	948
North Carolina Municipal Power Agency No. 1, Series B, Rev., 5.00%, 01/01/2027 (p)	1,000	1,000
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024	4,130	4,501
North Carolina Turnpike Authority, Senior Lien, Rev., AGM, 5.00%, 01/01/2038	2,375	2,957
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2049	1,000	1,249
Raleigh Durham Airport Authority,
Series A, Rev., AMT, 5.00%, 05/01/2032	1,200	1,489
Sanford Housing Authority, Matthews Garden Gilmore, Rev., HUD, 0.30%, 10/01/2023 (z)	3,750	3,751
State of North Carolina,
Series A, GO, 5.00%, 06/01/2022	1,440	1,469
Series C, Rev., 5.00%, 05/01/2023	1,050	1,116
State of North Carolina, Build NC Programs, Series B, Rev., 5.00%, 05/01/2027	2,750	3,369
State of North Carolina, Public Improvement, Series A, GO, 5.00%, 06/01/2024	1,005	1,117
University of North Carolina at Chapel Hill, Series B, Rev., (ICE LIBOR USD 1 Month * 0.67 + 0.40%), 0.47%, 12/01/2041 (aa)	3,000	3,004
Western Carolina University, Series B, Rev., 5.00%, 04/01/2031	2,120	2,735

		128,640

North Dakota — 0.4%
Cass County Joint Water Resource District, Series A, GO, 0.48%, 05/01/2024	3,635	3,637

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	173

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
North Dakota — continued
City of Grand Forks, Altru Health System,
Rev., 5.00%, 12/01/2027	595	725
Rev., 5.00%, 12/01/2031	1,900	2,486
City of West Fargo,
Series A, GO, 2.00%, 05/01/2022	500	503
Series A, GO, 2.00%, 05/01/2023	525	536
North Dakota Housing Finance Agency,
Series B, Rev., 3.00%, 07/01/2051	3,355	3,599
Series C, Rev., 4.00%, 01/01/2050	945	1,055
North Dakota Housing Finance Agency, Home Mortgage Financing Program, Series A, Rev., 3.00%, 01/01/2052	560	604
North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Finance, Series D, Rev., 4.25%, 01/01/2049	5,955	6,507
North Dakota Housing Finance Agency, Social Bonds, Series B, Rev., 3.00%, 07/01/2052	1,515	1,645
University of North Dakota, Series A, COP, AGM, 4.00%, 06/01/2046	1,480	1,714
West Fargo Public School District No. 6, Series C, GO, 4.00%, 08/01/2026	300	345

		23,356

Ohio — 2.5%
Akron Bath Copley Joint Township Hospital District, Rev., 5.25%, 11/15/2046	1,605	1,894
Akron Bath Copley Joint Township Hospital District, Summa Health Obligations,
Rev., 4.00%, 11/15/2034	500	588
Rev., 4.00%, 11/15/2035	1,000	1,176
Rev., 4.00%, 11/15/2038	750	878
American Municipal Power, Inc., Series A, Rev., 5.25%, 02/15/2033 (p)	2,430	2,444
American Municipal Power, Inc., Fremont Energy Center Project,
Rev., 4.00%, 02/15/2036	1,750	2,110
Rev., 5.00%, 02/15/2026	600	706
Buckeye Tobacco Settlement Financing Authority, Series B2, Rev., 5.00%, 06/01/2055	5,000	5,807
Buckeye Tobacco Settlement Financing Authority, Capital Appreciation, Series A3, Rev., 6.25%, 06/01/2037 (p)	2,820	2,890
Buckeye Tobacco Settlement Financing Authority, Senior, Series A2, Rev., 4.00%, 06/01/2048	2,210	2,485
City of Cincinnati, Mercer Commons Phase 2 Project, Rev., 5.00%, 11/01/2035	1,085	1,252
City of Cleveland, Airport System Revenue, Series A, Rev., AGM, 5.00%, 01/01/2031 (p)	1,000	1,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
City of Columbus,
Series 1, GO, 5.00%, 07/01/2026 (p)	1,000	1,071
Series A, GO, 5.00%, 04/01/2032	2,200	2,911
Cleveland Department of Public Utilities, Division of Water, Series FF, Rev., 5.00%, 01/01/2026	300	352
Columbus-Franklin County Finance Authority, Bridge Park D Block Project, Series A, Rev., 5.00%, 12/01/2051	1,000	1,100
County of Allen Hospital Facilities Revenue, Catholic Health Partners, Series A, Rev., 5.00%, 05/01/2042 (p)	1,465	1,488
County of Allen, Hospital Facilities Revenue, Series A, Rev., 5.00%, 08/01/2027	50	61
County of Cuyahoga, Series D, Rev., 5.00%, 12/01/2026	3,500	4,218
County of Geauga, South Franklin Circle Project, Series A, Rev., 8.00%, 12/31/2047 (p) (z)	5,965	6,530
County of Hamilton, Trihealth, Inc. Obligated Group, Rev., 5.00%, 08/15/2040	1,510	1,915
County of Montgomery, Dayton Children’s Hospital,
Rev., 5.00%, 08/01/2027	725	890
Rev., 5.00%, 08/01/2029	145	185
Rev., 5.00%, 08/01/2033	230	304
Rev., 5.00%, 08/01/2034	155	205
County of Montgomery, Kettering Health Network Obligations,
Rev., 4.00%, 08/01/2037	525	624
Rev., 4.00%, 08/01/2041	1,200	1,415
Dayton Metropolitan Housing Authority, Southern Montgomery Apartments, Rev., HUD, 0.32%, 09/01/2024 (z)	1,505	1,502
Hamilton City School District, Various Purpose,
GO, 3.50%, 12/01/2031 (p)	1,000	1,090
GO, 5.00%, 12/01/2034 (p)	1,500	1,702
Lancaster Port Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 08/01/2049 (z)	5,000	5,628
Miami University, Series A, Rev., 5.00%, 09/01/2031	600	806
Northeast Ohio Medical University, Series A, Rev., 4.00%, 12/01/2035	250	289
Ohio Air Quality Development Authority, American Electric Power Company, Series A, Rev., AMT, 2.10%, 01/01/2029 (z)	1,250	1,292
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Rev., AMT, 2.50%, 11/01/2042 (z)	1,000	1,096
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project,
Rev., 1.38%, 02/01/2026 (z)	1,875	1,889
Rev., 1.50%, 02/01/2026 (z)	120	121

SEE NOTES TO FINANCIAL STATEMENTS.

174	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Ohio — continued
Ohio Higher Educational Facility Commission, Case Western Reserve, Rev., (SIFMA Municipal Swap Index + 0.23%), 0.33%, 12/01/2042 (aa)	155	155
Ohio Higher Educational Facility Commission, Otterbein Homes Obligated, Rev., 4.00%, 07/01/2023	75	79
Ohio Higher Educational Facility Commission, Senior University Circle, Inc. Project, Rev., 5.00%, 01/15/2037	265	324
Ohio Higher Educational Facility Commission, University Of Dayton, Rev., 5.00%, 02/01/2034	1,125	1,426
Ohio Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 09/01/2048	1,255	1,380
Ohio Housing Finance Agency, Chevybrook Estates Apartments Project, Rev., 0.35%, 03/01/2024 (z)	410	410
Ohio Housing Finance Agency, Franklin Manor North Project, Rev., HUD, 0.00%, 09/01/2024 (z)	1,875	1,871
Ohio Housing Finance Agency, Glen Meadows Apartments, Rev., HUD, 0.40%, 11/01/2024 (z)	620	619
Ohio Housing Finance Agency, Pendleton Apartments Project, Rev., HUD, 0.26%, 03/01/2025 (z)	1,750	1,748
Ohio Housing Finance Agency, Pinzone Tower Apartments Project, Rev., HUD, 0.28%, 12/01/2023 (z)	1,330	1,328
Ohio Housing Finance Agency, The Arts Apartments Project, Series A, Rev., HUD, 0.35%, 12/01/2023 (z)	2,750	2,752
Ohio State University (The), Green Bonds Multiyear Debt Issue, Rev., 5.00%, 12/01/2022	2,000	2,088
Ohio Turnpike & Infrastructure Commission, Junior Lien, Infrastructure Project, Rev., 5.00%, 02/15/2025	455	479
Ohio Water Development Authority,
Series A, Rev., 5.00%, 06/01/2029	610	782
Series A, Rev., 5.00%, 12/01/2035	1,000	1,337
Ohio Water Development Authority, Fresh Water, Series A, Rev., 5.00%, 06/01/2023	155	165
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series A, Rev., VRDO, 0.08%, 01/07/2022 (z)	3,500	3,500
State of Ohio,
Series A, GO, 5.00%, 09/15/2022	95	98
Series A, GO, 5.00%, 12/15/2022	75	79
Series A, GO, 5.00%, 02/01/2024	2,000	2,192
Series A, GO, 5.00%, 09/01/2024	1,500	1,682
Series A, GO, 5.00%, 02/01/2038 (p)	3,000	3,542

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Ohio — continued
State of Ohio, Cleveland Clinic Health System,
Rev., 5.00%, 01/01/2023	935	979
Rev., 5.00%, 01/01/2024	1,155	1,261
Rev., 5.00%, 01/01/2025	1,670	1,895
Rev., 5.00%, 01/01/2026	7,250	8,504
Rev., 5.00%, 01/01/2033	2,410	3,235
Rev., 5.00%, 01/01/2034	2,425	3,247
Rev., 5.00%, 01/01/2039	570	754
Series A, Rev., 5.00%, 01/01/2027	940	1,136
State of Ohio, Common Schools,
Series A, GO, 5.00%, 06/15/2022	825	843
Series C, GO, 4.00%, 09/15/2022	5,000	5,134
Series C, GO, 5.00%, 03/15/2026	4,000	4,736
Series C, GO, 5.00%, 03/15/2030	1,435	1,884
State of Ohio, Conservation Project,
Series B, GO, 4.00%, 03/01/2022	1,145	1,152
Series B, GO, 4.00%, 03/01/2023	1,000	1,044
State of Ohio, Conservation Projects, Series A, GO, 2.00%, 03/01/2022	135	135
State of Ohio, Garvee,
Series 1A, Rev., 5.00%, 12/15/2025	800	939
Series 1A, Rev., 5.00%, 12/15/2028	1,000	1,274
State of Ohio, Higher Education,
Series A, GO, 5.00%, 05/01/2032	10,000	12,155
Series A, GO, 5.00%, 05/01/2039 (p)	2,215	2,717
Series C, GO, 5.00%, 08/01/2028 (p)	350	441
State of Ohio, Infrastructure Improvement, GO, 5.00%, 03/01/2034	1,000	1,364
State of Ohio, Mental Health Facilities Improvement,
Series A, Rev., 5.00%, 02/01/2024	1,045	1,144
Series A, Rev., 5.00%, 02/01/2025	1,000	1,138
State of Ohio, Natural Resources, Series S, GO, 5.00%, 04/01/2024 (p)	180	191
State of Ohio, Portsmouth Bypass Project P3, Rev., AMT, 5.00%, 06/30/2022	160	164
State of Ohio, Premier Health Partners,
Rev., 4.00%, 11/15/2039	1,320	1,512
Rev., 4.00%, 11/15/2041	1,450	1,655
Rev., 5.00%, 11/15/2028	680	842
State of Ohio, University Hospitals Health, Rev., 4.00%, 01/15/2037	1,000	1,149
State of Ohio, University Hospitals Health System, Series A, Rev., 5.00%, 01/15/2041	1,000	1,149
State of Ohio, Unrefunded Higher Education, Series C, GO, 5.00%, 08/01/2028	3,650	4,621
Toledo City School District, School Facilities Improvement,
GO, 5.00%, 12/01/2030 (p)	1,125	1,225
Series B, GO, 5.00%, 12/01/2024 (p)	2,920	3,048

		162,617

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	175

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Oklahoma — 0.5%
Oklahoma City Economic Development Trust, Increment District #8 Project,
Rev., 4.00%, 03/01/2032	1,640	2,022
Rev., 4.00%, 03/01/2033	5,000	6,136
Rev., 4.00%, 03/01/2034	4,440	5,431
Oklahoma Development Finance Authority, Gilcrease Expressway West, Rev., AMT, 1.63%, 07/06/2023	1,100	1,105
Oklahoma Housing Finance Agency, Homeownership Loan Program, Series B, Rev., GNMA/FNMA/FHLMC, 3.25%, 09/01/2050	2,720	2,945
Oklahoma Turnpike Authority, Second, Series C, Rev., 5.00%, 01/01/2031 (p)	3,000	3,000
Tulsa County Independent School District No. 1 Tulsa, Series B, GO, 2.00%, 09/01/2026	8,000	8,446

		29,085

Oregon — 1.0%
City of Portland Sewer System Revenue, Second Lien, Series A, Rev., 4.00%, 03/01/2033	3,850	4,722
City of Portland Water System Revenue, Second Lien, Series A, Rev., 5.00%, 05/01/2033	1,825	2,358
Hospital Facilities Authority of Multnomah County Oregon, Green Bond Terwilliger Plaza Parkview Rev., 0.95%, 06/01/2027	1,200	1,186
Jackson County School District No. 5 Ashland, GO, SCH BD GTY, 5.00%, 06/15/2030	1,000	1,280
Medford Hospital Facilities Authority, Asante Project, Series A, Rev., AGM, 4.00%, 08/15/2045	1,330	1,556
Multnomah County School District No. 1 Portland,
GO, SCH BD GTY, 5.00%, 06/15/2028	1,850	2,330
Series B, GO, SCH BD GTY, 5.00%, 06/15/2022	10,000	10,218
Oregon Health & Science University, Series B1, Rev., 5.00%, 07/01/2046 (z)	1,500	1,922
Oregon State Business Development Commission, Intel Corp. Project, Series 232, Rev., 2.40%, 12/01/2040 (z)	200	206
Oregon State Facilities Authority, Providence Health and Services, Series A, Rev., 5.00%, 10/01/2022	80	83
Oregon State Facilities Authority, Samaritan Health Services Project, Rev., 5.00%, 10/01/2031	1,740	2,063
Port of Portland Airport Revenue,
Series 27A, Rev., AMT, 5.00%, 07/01/2028	1,595	1,977
Series 27A, Rev., AMT, 5.00%, 07/01/2036	2,000	2,526

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oregon — continued
Port of Portland Airport Revenue, Portland International Airport, Series 25B, Rev., AMT, 5.00%, 07/01/2039	1,020	1,264
Salem Hospital Facility Authority, Multi Model, Salem Health Projects, Series A, Rev., 5.00%, 05/15/2023	100	106
State of Oregon, Series N, GO, 5.00%, 12/01/2023	1,890	1,894
State of Oregon Department of Transportation, Subordinate, Series A, Rev., 5.00%, 11/15/2036	9,095	11,708
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Series A, Rev., 3.00%, 07/01/2052	650	703
State of Oregon Housing & Community Services Department, The Susan Emmons Apartment, Rev., HUD, 0.38%, 06/01/2024 (z)	3,695	3,689
State of Oregon Housing & Community Services Department, Westwind Apartments Project, Rev., HUD, 0.25%, 03/01/2024 (z)	360	360
State of Oregon, Article XI M & XI N Seismic Projects, GO, 5.00%, 06/01/2029	1,000	1,291
State of Oregon, Article XI Q, Series F, GO, 5.00%, 05/01/2030	100	118
State of Oregon, Article Xi-M & Xi-N Seismic, GO, 5.00%, 06/01/2030	1,995	2,628
State of Oregon, Veterans Welfare Bonds Series, GO, 3.00%, 12/01/2051	1,990	2,168
University of Oregon, Series A, Rev., 5.00%, 04/01/2048	1,000	1,221
Yamhill County Hospital Authority, Friendsview, Series B3, Rev., 1.75%, 11/15/2026	2,000	2,002

		61,579

Pennsylvania — 5.3%
Allegheny County Airport Authority, Series A, Rev., AGM, AMT, 4.00%, 01/01/2046	5,200	6,006
Allegheny County Airport Authority, Pittsburgh International Airport, Series B, Rev., 4.00%, 01/01/2030 (p)	670	670
Allegheny County Hospital Development Authority, Health Network Obligations,
Rev., 5.00%, 04/01/2033	1,000	1,220
Series A, Rev., 5.00%, 04/01/2047	3,000	3,587
Allegheny County Hospital Development Authority, University Pittsburgh Medical Center, Rev., 4.00%, 07/15/2038	1,375	1,603
Allegheny County, Hospital Development Authority, Health Network Obligations, Series A, Rev., 5.00%, 04/01/2023	1,000	1,057

SEE NOTES TO FINANCIAL STATEMENTS.

176	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Allegheny County, Hospital Development Authority, Pittsburg University Medical Center,
Series A, Rev., 4.00%, 07/15/2036	2,200	2,572
Series A, Rev., 5.00%, 07/15/2027	765	934
Allegheny County, Sanitary Authority,
Series B, Rev., 4.00%, 06/01/2035	400	487
Series B, Rev., 4.00%, 06/01/2036	675	820
Series B, Rev., 5.00%, 06/01/2030	500	642
Series B, Rev., 5.00%, 06/01/2032	550	727
Series B, Rev., 5.00%, 06/01/2033	600	789
Allentown Neighborhood Improvement Zone Development Authority, Forward Delivery, Rev., 5.00%, 05/01/2042 (w)	1,000	1,244
Allentown Neighborhood Improvement Zone Development Authority, Senior Tax Revenue, Rev., 6.00%, 05/01/2042 (e)	280	348
Bentworth School District, Series A, GO, BAM, 4.00%, 03/15/2025	1,380	1,526
Berks County Industrial Development Authority, Tower Health Project,
Rev., 4.00%, 11/01/2050	1,500	1,569
Rev., 5.00%, 11/01/2047	3,155	3,516
Bethlehem Area School District Authority, Bethlehem Area School District,
Rev., (United States SOFR * 0.67 + 0.35%), 0.38%, 01/01/2030 (aa)	635	635
Rev., (United States SOFR * 0.67 + 0.35%), 0.38%, 07/01/2031 (aa)	875	876
Rev., (United States SOFR * 0.67 + 0.35%), 0.38%, 01/01/2032 (aa)	670	670
Bucks County, Industrial Development Authority, Waste Management, Inc. Project, Rev., AMT, 2.75%, 12/01/2022	100	102
Capital Region Water, Water Revenue, Rev., 5.00%, 07/15/2032	1,000	1,248
Chester County Health and Education Facilities Authority, Main Line Health System, Series B, Rev., 5.00%, 06/01/2024	1,000	1,110
City of Philadelphia,
GO, AGM, 5.00%, 08/01/2031	1,795	2,183
Series A, GO, 5.00%, 08/01/2030	4,000	4,603
City of Philadelphia Airport Revenue,
Series A, Rev., 5.00%, 07/01/2047	5,000	6,018
Series C, Rev., AMT, 4.00%, 07/01/2050	1,500	1,726
Series C, Rev., AMT, 5.00%, 07/01/2028	10,000	12,383
City of Philadelphia, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2035	2,235	2,680
City of Philadelphia, Airport Revenue, Private Activity, Rev., AGM, AMT, 4.00%, 07/01/2046	7,700	8,976
City of Philadelphia, Water & Wastewater Revenue, Series A, Rev., 5.00%, 11/01/2040	2,790	3,590

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
City of Pittsburgh,
GO, 5.00%, 09/01/2030	500	612
Series B, GO, 5.00%, 09/01/2025 (p)	1,500	1,548
Series B, GO, 5.00%, 09/01/2026 (p)	1,000	1,032
Commonwealth Financing Authority, Series B, Rev., 5.00%, 06/01/2027 (p)	500	510
Commonwealth of Pennsylvania,
Series 1, GO, 4.00%, 03/15/2034	5,000	5,551
Series 1, GO, 4.00%, 03/01/2035	3,650	4,224
Series 1, GO, 4.00%, 03/15/2035	2,000	2,218
County of Allegheny, Series C75, GO, 5.00%, 11/01/2028	2,305	2,771
County of Berks, GO, 4.00%, 11/15/2027 (p)	225	241
County of Lehigh, St. Luke’s Hospital Project, Rev., (SIFMA Municipal Swap Index + 1.10%), 1.20%, 08/15/2038 (aa)	355	365
Cumberland County Municipal Authority, Rev., 5.00%, 05/01/2030	1,000	1,168
Cumberland Valley School District,
GO, 5.00%, 11/15/2032 (p)	150	163
GO, 5.00%, 11/15/2034 (p)	140	152
Delaware River Joint Toll Bridge Commission, Series A, Rev., 5.00%, 07/01/2025 (p)	1,020	1,044
Delaware River Port Authority,
Rev., 5.00%, 01/01/2030	2,500	2,727
Rev., 5.00%, 01/01/2037	3,000	3,260
Delaware Valley Regional Finance Authority,
Series A, Rev., AMBAC, 5.50%, 08/01/2028	5,000	6,383
Series C, Rev., (ICE LIBOR USD 3 Month * 0.67 + 0.75%), 0.86%, 06/01/2037 (aa)	500	484
DuBois Hospital Authority, Penn Highlands Healthcare,
Rev., 4.00%, 07/15/2045	1,400	1,578
Rev., 5.00%, 07/15/2043	3,410	4,052
Emmaus General Authority, Rev., VRDO, AGM, 0.09%, 01/07/2022 (z)	4,015	4,015
Geisinger Authority, Geisinger Health System,
Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.07%), 1.14%, 06/01/2028 (aa)	500	506
Series C, Rev., 5.00%, 04/01/2043 (z)	2,630	3,346
Geisinger Authority, Geisinger Health System Obligation Group, Rev., 4.00%, 04/01/2039	1,000	1,170
Health Care Facilities Authority of Sayre, Guthrie Health, Rev., (ICE LIBOR USD 3 Month * 0.67 + 0.78%), 0.89%, 12/01/2024 (aa)	1,300	1,306
Lancaster County Hospital Authority, Health Facilities St Anne’s, Rev., 5.00%, 04/01/2033	1,830	1,841

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	177

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Lancaster County Hospital Authority, Penn State Health, Rev., 5.00%, 11/01/2037	600	752
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Rev., 4.00%, 07/01/2056	765	820
Lehigh County General Purpose Authority, Good Shepherd Group, Series A, Rev., 4.00%, 11/01/2022	315	325
Lehigh County Industrial Development Authority, Electricity Utilities Corp., Rev., 1.80%, 09/01/2029 (z)	2,000	2,017
Lycoming County Authority, Pennsylvania College Technology, Rev., 5.00%, 05/01/2026 (p)	2,000	2,031
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Rev., 4.00%, 09/01/2044	1,610	1,838
Montgomery County Industrial Development Authority, Retirement,
Rev., 5.00%, 11/15/2025 (p)	1,500	1,527
Rev., 5.00%, 11/15/2028 (p)	1,600	1,628
Montgomery County Industrial Development Authority, Retirement Life, Life Communities,
Rev., 5.00%, 11/15/2033	1,500	1,762
Series C, Rev., 5.00%, 11/15/2045	2,585	3,109
New Castle Sanitation Authority,
Series A, Rev., AGM, 3.00%, 06/01/2029	500	553
Series A, Rev., AGM, 3.00%, 06/01/2030	500	549
Norristown Area School District, GO, 5.00%, 09/01/2026	1,500	1,764
Pennsylvania Economic Development Financing Authority,
Rev., AMT, 5.00%, 06/30/2022	1,000	1,022
Series A, Rev., 5.00%, 11/15/2023	1,665	1,806
Pennsylvania Economic Development Financing Authority, Bridges Finco Project, Rev., AMT, 5.00%, 06/30/2023	495	528
Pennsylvania Economic Development Financing Authority, Draw Down, Rev., AMT, 0.30%, 04/01/2049 (z)	3,500	3,501
Pennsylvania Economic Development Financing Authority, Pennsylvania Bridges Finco Lp P3 Project, Rev., AMT, 5.00%, 12/31/2030	3,460	4,056
Pennsylvania Economic Development Financing Authority, Philadelphia Biosolids Facility,
Rev., 4.00%, 01/01/2028	1,590	1,811
Rev., 4.00%, 01/01/2029	450	518
Rev., 4.00%, 01/01/2031	800	933
Pennsylvania Economic Development Financing Authority, PPL Energy Supply LLC, Series B, Rev., VRDO, LOC: MUFG Bank Ltd., 0.17%, 01/07/2022 (z)	7,000	7,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Pennsylvania Economic Development Financing Authority, Republic Services, Series B, Rev., 0.20%, 12/01/2030 (z)	590	590
Pennsylvania Economic Development Financing Authority, Republic Services, Series B, Rev., 0.20%, 12/01/2030 (w) (z)	21,990	21,990
Pennsylvania Economic Development Financing Authority, UPMC, Series A1, Rev., 4.00%, 04/15/2045	5,440	6,315
Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., 0.95%, 12/01/2033 (z)	4,375	4,371
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Rev., AMT, 1.10%, 06/01/2031 (z)	2,000	2,012
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project,
Rev., AMT, (SIFMA Municipal Swap Index + 0.40%), 0.50%, 06/01/2041 (aa)	805	808
Rev., AMT, 1.75%, 08/01/2038 (z)	5,000	5,118
Series A, Rev., AMT, 0.58%, 08/01/2037 (z)	2,610	2,601
Pennsylvania Higher Education Assistance Agency,
Series A, Rev., AMT, 2.63%, 06/01/2042	865	872
Series A, Rev., AMT, 5.00%, 06/01/2026	95	110
Pennsylvania Higher Educational Facilities Authority, Temple University,
Rev., 5.00%, 04/01/2035 (p)	5,000	5,059
Rev., 5.00%, 04/01/2042 (p)	3,025	3,060
Pennsylvania Higher Educational Facilities Authority, University Of Pennsylvania, Rev., 5.00%, 08/15/2036	1,935	2,556
Pennsylvania Higher Educational Facilities Authority, University Pennsylvania Health System, Series A, Rev., 4.00%, 08/15/2035	1,170	1,341
Pennsylvania Housing Finance Agency, Series 133, Rev., 3.00%, 10/01/2050	3,555	3,806
Pennsylvania Housing Finance Agency, Harrison Senior Tower, Rev., 0.25%, 06/01/2024 (z)	2,125	2,120
Pennsylvania Housing Finance Agency, School Of Nursing, Rev., HUD, 0.27%, 08/01/2024 (z)	3,200	3,192
Pennsylvania Housing Finance Agency, Social Bond,
Series 136, Rev., 3.00%, 10/01/2051	1,155	1,235
Series 137, Rev., 3.00%, 10/01/2051	775	843
Pennsylvania Housing Finance Agency, Social Bonds, Series 135A, Rev., 3.00%, 10/01/2051	2,145	2,287

SEE NOTES TO FINANCIAL STATEMENTS.

178	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Pennsylvania — continued
Pennsylvania Housing Finance Agency, Social Bonds,
Series 134B, Rev., AMT, 5.00%, 04/01/2022	1,000	1,011
Series 134B, Rev., AMT, 5.00%, 10/01/2022	1,000	1,034
Pennsylvania Turnpike Commission,
Series A1, Rev., 5.00%, 12/01/2027	1,000	1,234
Series A1, Rev., 5.00%, 12/01/2031	250	307
Series A1, Rev., 5.00%, 12/01/2034	1,000	1,220
Series A1, Rev., 5.00%, 12/01/2046	1,000	1,166
Series A2, Rev., 5.00%, 12/01/2024	100	113
Series A, Rev., 5.00%, 12/01/2044	2,000	2,510
Series A, Rev., AGM, 5.25%, 07/15/2028	300	383
Series A, Rev., 5.25%, 12/01/2044	2,500	3,186
Series B, Rev., 4.00%, 12/01/2039	3,000	3,577
Series B, Rev., 5.00%, 12/01/2022	400	417
Series B, Rev., 5.00%, 12/01/2026	400	481
Series B, Rev., 5.00%, 12/01/2027	900	1,110
Series B, Rev., 5.00%, 12/01/2028	700	885
Series C, Rev., 4.00%, 12/01/2040	1,400	1,687
Series C, Rev., 4.00%, 12/01/2042	1,555	1,863
Series C, Rev., 5.00%, 12/01/2027	345	426
Pennsylvania Turnpike Commission, Motor License, Rev., 5.00%, 12/01/2040	1,000	1,215
Pennsylvania Turnpike Commission, Senior Lien,
Series A, Rev., 5.00%, 12/01/2042 (p)	2,000	2,088
Pennsylvania Turnpike Commission, Subordinated,
Series A, Rev., 4.00%, 12/01/2043	2,135	2,489
Series A, Rev., 5.00%, 12/01/2036	2,775	3,309
Philadelphia Authority for Industrial Development, Rev., 5.00%, 05/01/2033	1,250	1,542
Philadelphia Authority for Industrial Development, String Theory Charter School, Rev., 5.00%, 06/15/2040 (e)	900	1,050
Philadelphia Authority for Industrial Development, Thomas Jefferson, Rev., VRDO, 0.20%, 01/07/2022 (z)	15,000	15,000
Philadelphia Authority for Industrial Development, Thomas Jefferson University,
Series A, Rev., 5.00%, 09/01/2032	1,110	1,323
Series A, Rev., 5.00%, 09/01/2035	1,105	1,318
Series A, Rev., 5.00%, 09/01/2047	1,000	1,183
Philadelphia Gas Works Co., Series A, Rev., AGM, 4.00%, 08/01/2045	5,000	5,830
Pittsburgh Water & Sewer Authority,
Series B, Rev., AGM, 4.00%, 09/01/2036	500	604
Series B, Rev., AGM, 4.00%, 09/01/2038	500	601
Series B, Rev., AGM, 4.00%, 09/01/2045	2,250	2,652

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pennsylvania — continued
Series C, Rev., AGM, (SIFMA Municipal Swap Index + 0.65%), 0.75%, 09/01/2040 (aa)	4,275	4,304
Pittsburgh Water & Sewer Authority, Subordinated, Series B, Rev., AGM, 5.00%, 09/01/2031	1,750	2,323
School District of Philadelphia (The),
Series A, GO, 5.00%, 09/01/2027	420	510
Series A, GO, 5.00%, 09/01/2031	245	322
Series A, GO, 5.00%, 09/01/2034	375	487
School District of Philadelphia (The), Green Bond,
Series B, GO, 5.00%, 09/01/2027	895	1,087
Series B, GO, 5.00%, 09/01/2028	1,485	1,844
Series B, GO, 5.00%, 09/01/2029	450	570
Scranton School District, Series E, GO, BAM, 4.00%, 12/01/2037	1,025	1,178
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
Rev., AGM, 5.00%, 02/01/2027	2,250	2,712
Rev., AGM, 5.00%, 02/01/2028	2,590	3,214
State Public School Building Authority, Montgomery County Community College, Rev., 5.50%, 05/01/2033 (p)	1,000	1,069
State Public School Building Authority, Northampton County Area Community,
Rev., BAM, 4.00%, 03/01/2029	1,000	1,176
Rev., BAM, 4.00%, 03/01/2030	640	747
Rev., BAM, 4.00%, 03/01/2031	500	583
Rev., BAM, 5.00%, 03/01/2027	715	854
Rev., BAM, 5.00%, 03/01/2028	755	924
State Public School Building Authority, Philadelphia Community College Project, Rev., 5.00%, 06/15/2022	250	255
State Public School Building Authority, Philadelphia School District, Rev., AGM, 5.00%, 06/01/2030	3,480	4,166
State Public School Building Authority, School District of Philadelphia,
Rev., 5.00%, 04/01/2024 (p)	2,000	2,023
Rev., 5.00%, 04/01/2030 (p)	3,000	3,035
Westmoreland County Industrial Development Authority, Excela Health Project,
Series A, Rev., 4.00%, 07/01/2025	575	639
Series A, Rev., 4.00%, 07/01/2026	1,250	1,422
Series A, Rev., 5.00%, 07/01/2028	1,400	1,737

		338,515

Puerto Rico — 0.3%
Puerto Rico Electric Power Authority,
Series CCC, Rev., 4.63%, 07/01/2025 (d)	100	99
Series DDD, Rev., 5.00%, 07/01/2020 (d)	570	556

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	179

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Puerto Rico — continued
Series TT, Rev., 5.00%, 07/01/2020 (d)	270	264
Series TT, Rev., 5.00%, 07/01/2021 (d)	100	98
Series TT, Rev., 5.00%, 07/01/2037 (d)	1,200	1,195
Series XX, Rev., 4.63%, 07/01/2025 (d)	100	99
Series ZZ, Rev., 4.25%, 07/01/2020 (d)	470	454
Series ZZ, Rev., 5.25%, 07/01/2019 (d)	580	569
Series ZZ, Rev., 5.25%, 07/01/2023 (d)	500	500
Puerto Rico Electric Power Authority, Libor, Series UU, Rev., AGM, (ICE LIBOR USD 3 Month * 0.67 + 0.52%), 0.61%, 07/01/2029 (aa)	325	324
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured, Series A1, Rev., Zero Coupon, 07/01/2031	2,825	2,298
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Restructured,
Series A1, Rev., 4.55%, 07/01/2040	1,120	1,277
Series A2, Rev., 4.33%, 07/01/2040	9,100	10,254

		17,987

Rhode Island — 0.2%
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
Series 73A, Rev., 0.95%, 04/01/2026	500	499
Series 73A, Rev., 1.10%, 04/01/2027	300	299
Series 73A, Rev., 1.65%, 10/01/2029	715	722
Series 73A, Rev., 3.00%, 10/01/2050	1,455	1,560
Rhode Island Housing and Mortgage Finance Corp., Social Bonds, Series 75A, Rev., 3.00%, 10/01/2051	4,420	4,779
Rhode Island Infrastructure Bank Water Pollution Control Revolving Fund,
Series A, Rev., 5.00%, 10/01/2028 (p)	2,480	2,895
Series A, Rev., 5.00%, 10/01/2030 (p)	1,210	1,413
Rhode Island Student Loan Authority, Senior Bond, Series A, Rev., AMT, 5.00%, 12/01/2029	370	464

		12,631

South Carolina — 1.1%
City of Rock Hill, Combined Utility System, Rev., 5.00%, 01/01/2027	250	291
Columbia Housing Authority, Palmetto Terrace Apartment, Rev., 0.31%, 06/01/2024 (z)	935	934
Lexington County Health Services District, Inc., Lexmed Obligated Group,
Rev., 4.00%, 11/01/2030	1,000	1,147
Rev., 4.00%, 11/01/2031	1,000	1,145
Patriots Energy Group Financing Agency, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 10/01/2048 (z)	40	43
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Series S, Rev., 5.00%, 12/01/2048 (z)	1,000	1,160

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

South Carolina — continued
South Carolina Jobs-Economic Development Authority, McLeod Health Projects, Rev., 5.00%, 11/01/2048	1,000	1,199
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Series A, Rev., 5.00%, 05/01/2030	1,500	1,836
South Carolina Ports Authority, Rev., AMT, 5.00%, 07/01/2043	5,680	6,885
South Carolina Public Service Authority,
Series A, Rev., 4.00%, 12/01/2033	1,000	1,198
Series A, Rev., 4.00%, 12/01/2034	2,000	2,392
Series A, Rev., 5.00%, 12/01/2024	500	565
Series A, Rev., 5.00%, 12/01/2025	1,000	1,170
Series A, Rev., 5.00%, 12/01/2027	1,525	1,882
Series A, Rev., 5.00%, 12/01/2028	1,700	1,938
Series A, Rev., 5.00%, 12/01/2031	4,500	5,879
Series A, Rev., 5.00%, 12/01/2032	1,000	1,305
Series A, Rev., 5.00%, 12/01/2050	5,000	5,691
Series B, Rev., 5.00%, 12/01/2041	1,000	1,187
South Carolina Public Service Authority, Santee Cooper, Series A, Rev., 5.75%, 12/01/2043 (p)	4,445	4,903
South Carolina Public Service Authority, Santee Cooper Project, Series D, Rev., 5.00%, 12/01/2043 (p)	3,125	3,187
South Carolina State Housing Finance & Development Authority,
Series A, Rev., 3.00%, 01/01/2052	1,590	1,722
Series A, Rev., 4.00%, 07/01/2050	3,165	3,521
Series B, Rev., 3.25%, 01/01/2052	8,065	8,722
South Carolina State Housing Finance & Development Authority, James Lewis Jr. Eastside, Rev., FNMA COLL, 0.30%, 09/01/2024 (z)	2,190	2,181
South Carolina State Housing Finance & Development Authority, Villages At Congaree, Rev., 1.25%, 06/01/2025 (z)	895	906
Spartanburg Housing Authority, Hickory Heights and Oakland, Rev., HUD, 0.29%, 10/01/2024 (z)	3,790	3,785
Spartanburg Regional Health Services District, Services District, Inc.,
Rev., 5.00%, 04/15/2026 (w)	565	661
Rev., 5.00%, 04/15/2028 (w)	500	614
Rev., 5.00%, 04/15/2033 (w)	500	657

		68,706

South Dakota — 0.1%
County of Lincoln, Augustana College Association, Rev., 4.00%, 08/01/2041	250	283
Harrisburg School District No. 41-2, GO, 4.50%, 07/15/2036 (p)	1,000	1,001

SEE NOTES TO FINANCIAL STATEMENTS.

180	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
South Dakota — continued
South Dakota Housing Development Authority, Homeownership Mortgage, Series B, Rev., 3.00%, 11/01/2051	3,080	3,326

		4,610

Tennessee — 1.5%
Chattanooga Health Educational & Housing Facility Board, Battery Heights Apartments, Rev., 0.20%, 08/01/2024 (z)	1,020	1,017
Chattanooga Health Educational & Housing Facility Board, Commonspirit Health, Series A1, Rev., 5.00%, 08/01/2028	305	383
City of Clarksville Water Sewer & Gas Revenue,
Rev., 5.00%, 02/01/2041 (p)	965	1,135
Series A, Rev., 5.00%, 02/01/2028	1,000	1,246
City of Knoxville, Wastewater System Revenue,
Series A, Rev., 5.00%, 04/01/2028	2,000	2,510
Series A, Rev., 5.00%, 04/01/2032	2,000	2,740
City of Memphis Storm Water System Revenue, Rev., 5.00%, 10/01/2044	3,365	4,112
City of Memphis, Gas System Revenue, Rev., 4.00%, 12/01/2045	2,175	2,594
City of Memphis, Sanitary Sewerage System Revenue,
Series B, Rev., 5.00%, 10/01/2022	1,430	1,481
Series B, Rev., 5.00%, 10/01/2023	1,000	1,081
Series B, Rev., 5.00%, 10/01/2027	1,000	1,238
County of Coffee, GO, 5.00%, 06/01/2026	250	297
Health Educational and Housing Facility Board of the City of Memphis (The), Tillman Cove Apartments, Rev., HUD, 0.55%, 12/01/2024 (z)	6,275	6,272
Health Educational and Housing Facility Board of the City of Memphis, Memphis Towers Apartments, Rev., 0.25%, 12/01/2023 (z)	3,875	3,878
Knoxville’s Community Development Corp., Austin 1B Apartments Project, Rev., 0.22%, 10/01/2024 (z)	320	319
Memphis-Shelby County Airport Authority,
Rev., AMT, 5.00%, 07/01/2032	270	329
Rev., AMT, 5.00%, 07/01/2043	2,055	2,473
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bonds, Richland Hills Apartments Project, Rev., HUD, 1.25%, 12/01/2024 (z)	5,644	5,719
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bonds, Vanderbilt University Medical, Rev., 5.00%, 07/01/2031	2,950	3,841

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Tennessee — continued
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bond, Vanderbilt University Medical Center, Series A, Rev., 5.00%, 07/01/2040	2,685	3,164
Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. Tenn Project, Rev., AMT, 0.58%, 08/01/2031 (z)	600	598
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue, Rev., 5.00%, 07/01/2025 (p)	560	600
Metropolitan Nashville Airport Authority, Subordinated, Series A, Rev., 5.00%, 07/01/2054	1,000	1,244
State of Tennessee, Series A, GO, 5.00%, 08/01/2035 (p)	2,250	2,612
Tennergy Corp., Series A, Rev., 4.00%, 12/01/2051 (z)	12,500	14,603
Tennessee Energy Acquisition Corp.,
Rev., 4.00%, 11/01/2049 (z)	3,250	3,587
Rev., 5.00%, 05/01/2052 (z)	14,595	18,754
Tennessee Energy Acquisition Corp., Junior, Series B, Rev., 5.63%, 09/01/2026	1,410	1,703
Tennessee Housing Development Agency, Residential Financial Program, Rev., 3.00%, 07/01/2051	960	1,034
Tennessee Housing Development Agency, Residential Finance Program Bonds, Rev., 4.00%, 01/01/2048	2,600	2,882
Tennessee Housing Development Agency, Residential Finance Program I, Rev., 3.75%, 01/01/2050	300	330

		93,776

Texas — 10.7%
Abilene Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2024 (p)	2,800	2,950
Angleton Independent School District, GO, PSF-GTD, 4.00%, 02/15/2022	2,880	2,892
Argyle Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,228
Arlington Higher Education Finance Corp.,
Series A, Rev., PSF-GTD, 4.00%, 08/15/2024	200	218
Series A, Rev., PSF-GTD, 4.00%, 08/15/2025	445	497
Series A, Rev., PSF-GTD, 4.00%, 08/15/2026	265	302
Series A, Rev., PSF-GTD, 4.00%, 08/15/2030	425	515

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	181

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series A, Rev., PSF-GTD, 5.00%, 08/15/2031	555	737
Arlington Higher Education Finance Corp., Legacy Traditional Schools, Rev., 4.13%, 02/15/2041	815	828
Austin Affordable Public Facility Corp., Inc., Bridge at Turtle Creek, Rev., 0.42%, 12/01/2040 (z)	6,000	6,004
Austin Community College District, Maintenance Tax Notes, GO, 5.00%, 08/01/2022	250	257
Austin Independent School District,
GO, PSF-GTD, 5.00%, 08/01/2026	1,250	1,496
GO, PSF-GTD, 5.00%, 08/01/2027	2,000	2,461
GO, PSF-GTD, 5.00%, 08/01/2028	1,000	1,262
Azle Independent School District, GO, PSF-GTD, 5.00%, 02/15/2025	1,000	1,138
Balmorhea Independent School District, Series A, GO, PSF-GTD, 4.00%, 02/15/2050	2,500	2,628
Barbers Hill Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2029	4,370	5,574
GO, PSF-GTD, 5.00%, 02/15/2030	390	507
Bastrop Independent School District, GO, PSF-GTD, 5.00%, 02/15/2025	1,565	1,786
Bexar County Hospital District, Certificates Obligation, GO, 5.00%, 02/15/2031	1,000	1,271
Board of Regents of the University of Texas System,
Series A, Rev., 5.00%, 08/15/2030	2,000	2,650
Series E, Rev., 5.00%, 08/15/2027	1,000	1,237
Board of Regents of the University of Texas System, Financing System, Series C, Rev., 5.00%, 08/15/2025	3,750	4,357
Boerne School District, School Building, GO, PSF-GTD, 5.00%, 02/01/2043 (p)	1,800	1,807
Brazoria County Toll Road Authority, Subordinated Lien, Series A, Rev., CNTY GTD, 5.00%, 03/01/2033	1,670	2,014
Brazosport Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	6,000	6,033
GO, PSF-GTD, 5.00%, 02/15/2027	2,500	3,033
GO, PSF-GTD, 5.00%, 02/15/2028	2,500	3,112
GO, PSF-GTD, 5.00%, 02/15/2029	3,000	3,827
GO, PSF-GTD, 5.00%, 02/15/2030	3,000	3,825
Cameron County Housing Finance Corp., Sunfield Country Apartments, Rev., 0.28%, 02/01/2024 (z)	415	414
Capital Area Housing Finance Corp., Grand Avenue Flats, Rev., 0.29%, 08/01/2039 (z)	2,015	2,005
Capital Area Housing Finance Corp., Redwood Apartments, Rev., 0.41%, 01/01/2041 (z)	9,205	9,204

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Carrollton-Farmers Branch Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	935	985
Central Texas Regional Mobility Authority,
Series B, Rev., 4.00%, 01/01/2040	800	943
Series B, Rev., 4.00%, 01/01/2051	1,250	1,445
Series B, Rev., 5.00%, 01/01/2046	1,500	1,881
Central Texas Regional Mobility Authority, Senior Lien,
Series B, Rev., 4.00%, 01/01/2039	600	699
Series B, Rev., 4.00%, 01/01/2040	500	582
Series B, Rev., 5.00%, 01/01/2024	230	251
Series B, Rev., 5.00%, 01/01/2045	3,595	4,435
Series D, Rev., 5.00%, 01/01/2033	480	629
Series E, Rev., 5.00%, 01/01/2045	2,665	3,290
Central Texas Regional Mobility Authority, Subordinated, Series F, Rev., BAN, 5.00%, 01/01/2025	4,770	5,273
Central Texas Regional Mobility Authority, Subordinated Lien, Rev., 5.00%, 01/01/2042 (p)	3,000	3,139
Central Texas Turnpike System, First Tier, Series A, Rev., 5.00%, 08/15/2041 (p)	7,045	7,256
City Austin, Certificates Obligation,
GO, 5.00%, 09/01/2032	1,750	2,305
GO, 5.00%, 09/01/2033	1,100	1,447
GO, 5.00%, 09/01/2034	1,750	2,297
City of Arlington, Tax Increment Reinvestment Zone, Tax Allocation, 4.00%, 08/15/2041	1,000	1,126
City of Arlington, Water & Wastewater System Revenue, Rev., 5.00%, 06/01/2023	1,020	1,088
City of Austin Water & Wastewater System Revenue,
Rev., 4.00%, 11/15/2036	185	230
Rev., 5.00%, 11/15/2029	560	729
Series C, Rev., 5.00%, 11/15/2032	1,000	1,324
City of Austin, Airport System Revenue,
Rev., AMT, 5.00%, 11/15/2025	3,000	3,482
Series B, Rev., AMT, 5.00%, 11/15/2030	1,000	1,265
Series B, Rev., AMT, 5.00%, 11/15/2033	1,130	1,341
Series B, Rev., AMT, 5.00%, 11/15/2036	3,335	4,043
City of Austin, Electric Utility Revenue,
Series B, Rev., 5.00%, 11/15/2037	1,505	1,927
Series B, Rev., 5.00%, 11/15/2038	1,340	1,714
Series B, Rev., 5.00%, 11/15/2044	2,000	2,536
City of Austin, Refunding & Public Improvement, GO, 5.00%, 09/01/2033	620	815
City of Austin, Water & Wastewater System Revenue, Rev., 5.00%, 11/15/2041	7,000	8,329
City of Boerne, GO, 4.00%, 03/01/2026	1,335	1,520
City of Dallas Housing Finance Corp., Midpark Towers, Rev., 0.35%, 01/01/2024 (z)	1,380	1,379

SEE NOTES TO FINANCIAL STATEMENTS.

182	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
City of Dallas, Waterworks & Sewer System Revenue,
Series C, Rev., 4.00%, 10/01/2039	7,470	9,032
Series C, Rev., 4.00%, 10/01/2040	1,000	1,206
Series C, Rev., 5.00%, 10/01/2029	1,125	1,459
Series C, Rev., 5.00%, 10/01/2032	3,450	4,564
City of Denton Utility System Revenue, Rev., 5.00%, 12/01/2022	1,000	1,042
City of Eagle Pass, Certificates Obligation,
GO, AGM, 4.00%, 03/01/2039	500	601
GO, AGM, 4.00%, 03/01/2041	680	815
City of Fort Worth, GO, 4.00%, 03/01/2030	1,150	1,380
City of Garland, Certificates Obligation, GO, 5.00%, 02/15/2024	275	302
City of Haslet, Improvement Area Second Project, Special Assessment, 3.25%, 09/01/2031 (e)	500	505
City of Houston Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 4.00%, 07/01/2040	3,570	4,172
Series A, Rev., AMT, 5.00%, 07/01/2023 (p)	10,000	10,233
Series A, Rev., AMT, 5.00%, 07/01/2024	1,000	1,108
Series A, Rev., AMT, 5.00%, 07/01/2028	1,000	1,241
Series A, Rev., AMT, 5.00%, 07/01/2034	2,500	3,176
Series B, Rev., 5.00%, 07/01/2027	1,995	2,439
City of Houston Airport System Revenue, United Airlines, Inc. Terminal, Rev., AMT, 4.00%, 07/01/2041	3,365	3,604
City of Houston Combined Utility System Revenue, First Lien, Series A, Rev., 4.00%, 11/15/2033	1,200	1,492
City of Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment,
Rev., 4.00%, 09/01/2022	50	51
Rev., 4.00%, 09/01/2023	50	53
Rev., 4.00%, 09/01/2024	150	164
Rev., 4.00%, 09/01/2025	45	51
Rev., 4.00%, 09/01/2029	280	333
City of Houston, Airport System Revenue, Series C, Rev., AMT, 5.00%, 07/01/2028	470	583
City of Houston, Airport System Revenue, Special Facilities, United Airlines, Inc., Rev., AMT, 5.00%, 07/15/2028	600	714
City of Houston, Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 5.00%, 07/01/2028	890	1,103
Series B, Rev., 5.00%, 07/01/2026	1,000	1,189
Series B, Rev., 5.00%, 07/01/2030	1,000	1,301
City of Houston, Combined Utility System Revenue, First Lien,
Series A, Rev., 5.00%, 11/15/2029	1,100	1,429
Series A, Rev., 5.00%, 11/15/2030	1,000	1,327

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Series C, Rev., 5.00%, 11/15/2029	2,850	3,701
City of Justin, Timberbrook Public Improvement, Special Assessment, 3.00%, 09/01/2031 (e)	315	314
City of Kyle, 6 Creeks Public Improvement, Special Assessment, 2.63%, 09/01/2025 (e)	500	502
City of Laredo, Certificates Obligation, GO, 5.00%, 02/15/2033	1,070	1,285
City of Lubbock Electric Light & Power System Revenue,
Rev., 5.00%, 04/15/2026	800	946
Rev., 5.00%, 04/15/2027	785	956
Rev., 5.00%, 04/15/2028	900	1,121
City of Lubbock Water & Wastewater System,
Series B, Rev., 5.00%, 02/15/2023	400	421
Series B, Rev., 5.00%, 02/15/2024	490	538
City of Mesquite, Waterworks & Sewer System Revenue, Rev., 4.00%, 03/01/2023	1,130	1,179
City of Palestine, Certificates Obligation, GO, AGM, 4.00%, 02/15/2046 (w)	5,000	5,894
City of San Antonio, GO, 5.00%, 02/01/2022	550	552
City of San Antonio Electric & Gas Systems Revenue, Rev., 4.00%, 02/01/2030	1,660	2,030
City of San Antonio Electric & Gas Systems Revenue, Junior Lien,
Rev., 5.00%, 02/01/2048 (p)	3,660	3,849
Series 2019, Rev., 2.75%, 02/01/2048 (z)	11,000	11,243
Series D, Rev., 1.13%, 12/01/2045 (z)	6,510	6,600
City of San Antonio, Electric & Gas Systems Revenue, Rev., 4.00%, 02/01/2027	3,000	3,484
City of San Antonio, Electric & Gas Systems Revenue, Junior Lien,
Rev., 5.00%, 02/01/2043 (p)	4,350	4,574
Series A, Rev., 5.00%, 02/01/2038	1,750	2,277
City of San Antonio, General Improvement, GO, 5.00%, 02/01/2023 (p)	1,240	1,245
Clear Creek Independent School District, GO, PSF-GTD, 0.28%, 02/15/2038 (z)	610	607
Cleburne Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2036	1,065	1,238
Clifton Higher Education Finance Corp., Idea Public Schools, Rev., PSF-GTD, 5.00%, 08/15/2026	1,840	2,199
Clifton Higher Education Finance Corp., International Leadership of Texas,
Rev., PSF-GTD, 4.00%, 08/15/2023	75	79
Rev., PSF-GTD, 4.00%, 08/15/2024	115	126
Rev., PSF-GTD, 4.00%, 08/15/2025	145	162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	183

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
College Station Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	2,285	2,559
Conroe Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2024	750	823
County of Bexar,
GO, 4.00%, 06/15/2040	11,085	12,154
GO, 5.00%, 06/15/2031 (p)	1,500	1,793
County of Bexar, Certificates Obligation,
Series A, GO, 4.00%, 06/15/2036 (p)	1,145	1,207
Series B, GO, 5.00%, 06/15/2043 (p)	1,000	1,069
County of El Paso, Series A, GO, 5.00%, 02/15/2027	1,430	1,685
County of Harris,
Series A, GO, 5.00%, 10/01/2022	4,615	4,782
Series A, GO, 5.00%, 10/01/2024	3,500	3,940
Series A, GO, 5.00%, 10/01/2029	1,150	1,490
Series A, GO, 5.00%, 10/01/2035	375	500
County of Harris, Road Bonds, Series A, GO, 5.00%, 10/01/2022	1,185	1,228
County of Harris, Cultural Education Facilities Finance Corp., Teco Project, Rev., 5.00%, 11/15/2022	1,000	1,040
County of Harris, Flood Control District, Series A, GO, 4.00%, 10/01/2036	2,800	3,365
County of Harris, Refunding Road, Series A, GO, 5.00%, 10/01/2029	1,090	1,269
County of Harris, Senior Lien Toll Road, Rev., 5.00%, 08/15/2024	1,035	1,160
County of Nueces, GO, 5.00%, 02/15/2029	460	583
County of Williams, GO, 5.00%, 02/15/2027	1,000	1,217
Crowley Independent School District, School Building, GO, PSF-GTD, 5.00%, 08/01/2045 (p)	2,000	2,314
Cypress-Fairbanks Independent School District, Series A, GO, PSF-GTD, 4.00%, 02/15/2034	1,450	1,788
Cypress-Fairbanks Independent School District, School Building, Series B2, GO, PSF-GTD, 0.28%, 02/15/2040 (z)	1,465	1,450
Dallas Area Rapid Transit, Series A, Rev., 5.00%, 12/01/2046 (p)	5,000	5,860
Dallas Area Rapid Transit, Senior Lien, Rev., 5.00%, 12/01/2032	1,000	1,288
Dallas Fort Worth International Airport,
Series B, Rev., 4.00%, 11/01/2034	1,395	1,688
Series B, Rev., AMT, 4.50%, 11/01/2045 (p)	1,000	1,034
Series E, Rev., 5.00%, 11/01/2023	1,000	1,039
Dallas Fort Worth International Airport, Dallas Fort Worth International, Rev., 5.00%, 11/01/2025	4,675	5,448
Dallas Independent School District,
GO, PSF-GTD, 4.00%, 02/15/2022	1,510	1,516
Series A, GO, PSF-GTD, 5.00%, 08/15/2023	130	140

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Series A, GO, PSF-GTD, 5.00%, 08/15/2034 (p)	1,000	1,121
Dallas/Fort Worth, International Airport, Series C, Rev., AMT, 5.13%, 11/01/2043 (p)	350	364
Deer Park Independent School District, GO, PSF-GTD, 0.16%, 10/01/2042 (z)	2,005	2,004
Del Valle Independent School District,
GO, PSF-GTD, 4.00%, 06/15/2031	3,085	3,772
GO, PSF-GTD, 4.00%, 06/15/2032	3,405	4,146
GO, PSF-GTD, 4.00%, 06/15/2033	5,740	6,976
GO, PSF-GTD, 4.00%, 06/15/2034	3,280	3,970
GO, PSF-GTD, 5.00%, 06/15/2026	1,750	2,085
Denton Independent School District, GO, PSF-GTD, 5.00%, 08/15/2027	1,000	1,230
Eagle Mountain & Saginaw Independent School District, GO, PSF-GTD, 5.00%, 08/15/2026	1,000	1,197
El Paso Independent School District, Maintenance Tax Notes, GO, 2.00%, 02/01/2040 (z)	1,040	1,066
Farmersville Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	465	489
Fort Bend Grand Parkway Toll Road Authority,
Series A, Rev., CNTY GTD, 5.00%, 03/01/2026	750	885
Series A, Rev., CNTY GTD, 5.00%, 03/01/2027	285	346
Series A, Rev., CNTY GTD, 5.00%, 03/01/2029	890	1,131
Series A, Rev., CNTY GTD, 5.00%, 03/01/2030	1,000	1,299
Fort Bend Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2023	1,190	1,280
Series B, GO, PSF-GTD, 0.72%, 08/01/2051 (z)	2,745	2,737
Series B, GO, PSF-GTD, 0.88%, 08/01/2050 (z)	875	891
Frisco Independent School District, GO, PSF-GTD, 3.00%, 02/15/2022	1,625	1,630
Frisco Independent School District, school Building, Series A, GO, PSF-GTD, 4.00%, 08/15/2032	2,140	2,402
Galveston Public Facility Corp., The Oleanders At Broadway, Rev., HUD, 0.47%, 08/01/2025 (z)	1,110	1,103
Garland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	4,000	4,213
Goose Creek Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2022	1,000	1,006
GO, PSF-GTD, 5.00%, 02/15/2026	900	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

184	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Series A, GO, PSF-GTD, 5.00%, 02/15/2028	2,000	2,350
Series B, GO, PSF-GTD, 0.15%, 10/01/2049 (z)	1,115	1,114
Series B, GO, PSF-GTD, 0.60%, 02/15/2035 (z)	715	706
Grand Parkway Transportation Corp., Grand Parkway System, Rev., 4.00%, 10/01/2045	10,125	11,788
Grand Parkway Transportation Corp., Subordinated Tier Toll, Series B, Rev., 5.00%, 04/01/2053 (p)	100	108
Gregory-Portland Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2023	3,220	3,391
Harlandale Independent School District, GO, PSF-GTD, 0.75%, 08/15/2045 (z)	465	465
Harlandale Independent School District, Variable Maintenance Tax Notes, GO, BAM, 2.00%, 08/15/2040 (z)	375	379
Harlingen Consolidated Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	80	89
Harris County Cultural Education Facilities Finance Corp., Baylor College, Rev., 5.00%, 11/15/2037 (p)	1,515	1,577
Harris County Cultural Education Facilities Finance Corp., Medical Facilities Mortgage Revenue, Rev., (ICE LIBOR USD 1 Month * 0.70 + 0.65%), 0.72%, 11/15/2046 (aa)	1,130	1,134
Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital,
Rev., 4.00%, 10/01/2041	3,205	3,853
Rev., 5.00%, 10/01/2051 (z)	3,000	4,009
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Series A, Rev., 0.90%, 05/15/2050 (z)	6,315	6,319
Harris County Flood Control District, Series A, GO, 5.00%, 10/01/2029	1,700	2,198
Harris County Toll Road Authority, First Lien, Rev., 5.00%, 08/15/2030	2,200	2,905
Harris County Toll Road Authority, Senior Lien, Series A, Rev., 5.00%, 08/15/2024	100	112
Harris County, Cultural Education Facilities Finance Corp., Memorial Hermann, Rev., 5.00%, 06/01/2032 (z)	1,000	1,129
Harris County-Houston Sports Authority, Prefunded, Senior Lien, Series A, Rev., AGM, 5.00%, 11/15/2022 (p)	650	677
Housing Options, Inc., The Oaks Project, Rev., 0.50%, 08/01/2041 (z)	590	587
Houston Community College System,
Series A, GO, 3.00%, 02/15/2022	300	301

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Series A, GO, 4.00%, 02/15/2023	725	755
Houston Higher Education Finance Corp., Houston Baptist University, Rev., 4.00%, 10/01/2051	1,100	1,212
Houston Housing Finance Corp., Temenos Place Apartments, Rev., 0.29%, 08/01/2024 (z)	670	669
Houston Independent School District, GO, PSF-GTD, 5.00%, 02/15/2022	1,725	1,735
Houston Independent School District, Maintenance Tax Notes, GO, 5.00%, 07/15/2022	80	82
Humble Independent School District, School Building, Series A, GO, PSF-GTD, 5.00%, 02/15/2022	1,200	1,207
Katy Independent School District, Series B, GO, PSF-GTD, 5.00%, 02/15/2036	2,475	2,916
Katy Independent School District, School Building, Series A, GO, PSF-GTD, 5.00%, 02/15/2031 (p)	1,000	1,006
Keller Independent School District, GO, PSF-GTD, 5.00%, 08/15/2030 (p)	1,000	1,140
Lake Houston Redevelopment Authority, Rev., 4.00%, 09/01/2035	250	291
Lamar Consolidated Independent School District, GO, PSF-GTD, 5.00%, 02/15/2027	1,315	1,599
Lewisville Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/15/2024	1,000	1,120
Lewisville Independent School District, School Building, Series E, GO, PSF-GTD, 5.00%, 08/15/2029 (p)	4,000	4,120
Longview Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	575	605
Lower Colorado River Authority, Rev., AGM, 5.00%, 05/15/2032 (w)	440	566
Lower Colorado River Authority, LCRA Transmission Services,
Series A, Rev., 5.00%, 05/15/2022	1,000	1,018
Series A, Rev., 5.00%, 05/15/2029	100	128
Rev., 5.00%, 05/15/2027	700	852
Rev., 5.00%, 05/15/2031	185	244
Rev., 5.00%, 05/15/2022	5,000	5,088
Lumberton Independent School District, GO, PSF-GTD, 4.00%, 02/15/2023	1,125	1,171
Matagorda County Navigation District No. 1, Central Power and Light Co., Rev., AMT, 0.90%, 05/01/2030 (z)	4,945	4,960
Medina Valley Independent School District, GO, PSF-GTD, 0.82%, 02/15/2051 (z)	655	651
Midland County Public Facility Corp., Palladium West Francis, Rev., 0.35%, 06/01/2024 (z)	10,000	9,983

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	185

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Midlothian Independent School District, GO, PSF-GTD, 5.00%, 02/15/2023	1,410	1,484
New Caney Independent School District, School Building, GO, PSF-GTD, 1.25%, 02/15/2050 (z)	535	545
New Hope Cultural Education Facilities Finance Corp., Childrens Health System, Series A, Rev., 5.00%, 08/15/2047	1,000	1,201
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Rev., 4.00%, 11/01/2049	100	112
North Central Texas Housing Finance Corp., Bluebonnet Ridge Apartment, Rev., 0.38%, 08/01/2040 (z)	505	503
North East Independent School District, Series B, GO, PSF-GTD, 0.25%, 08/01/2032 (z)	265	265
North Fort Bend Water Authority,
Rev., BAM, 5.00%, 12/15/2026	1,520	1,835
Series B, Rev., 5.00%, 12/15/2029	1,130	1,455
North Texas Municipal Water District Water System Revenue,
Rev., 3.00%, 09/01/2041	575	629
Rev., 5.00%, 09/01/2022	345	356
North Texas Tollway Authority, Capital Appreciation, First Tier, Rev., AGC, Zero Coupon, 01/01/2030	1,500	1,331
North Texas Tollway Authority, First Tier,
Series A, Rev., 5.00%, 01/01/2025	390	408
Series A, Rev., 5.00%, 01/01/2029 (p)	1,000	1,000
Series D, Rev., 5.00%, 01/01/2038 (p)	2,120	2,120
North Texas Tollway Authority, First Tier Bonds, Series A, Rev., 4.00%, 01/01/2035	2,000	2,360
North Texas Tollway Authority, Second Tier,
Series B, Rev., 4.00%, 01/01/2035	1,000	1,215
Series B, Rev., 5.00%, 01/01/2033	1,000	1,196
Northside Independent School District, GO, PSF-GTD, 0.70%, 06/01/2050 (z)	16,850	16,871
Odessa Housing Finance Corp., Rev., 0.37%, 02/01/2024 (z)	1,540	1,540
Odessa Junior College District, Consolidated Fund,
Rev., AGM, 4.00%, 07/01/2024	1,000	1,087
Rev., AGM, 4.00%, 07/01/2026	1,015	1,160
Pasadena Independent School District, School Building,
GO, PSF-GTD, 5.00%, 02/15/2038	7,500	7,883
Series A, GO, PSF-GTD, 5.00%, 02/15/2035 (p)	1,000	1,006
Pearland Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2026	5,505	6,481
GO, PSF-GTD, 5.00%, 02/15/2027	3,490	4,232

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Plano Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2023	2,665	2,807
Series A, GO, PSF-GTD, 4.00%, 02/15/2023	100	100
Port Authority of Houston of Harris County Texas,
Rev., 5.00%, 10/01/2025	1,000	1,166
Rev., 5.00%, 10/01/2026	850	1,022
Rev., 5.00%, 10/01/2028	1,250	1,583
Rev., 5.00%, 10/01/2029	1,250	1,617
Port Beaumont Navigation District, Jefferson Gulf Coast Energy,
Rev., AMT, 2.00%, 01/01/2027 (e)	550	551
Rev., AMT, 2.25%, 01/01/2029 (e)	800	800
Rev., AMT, 2.88%, 01/01/2041 (e)	120	118
Port of Beaumont Industrial Development Authority, Taxable Jefferson Gulf Coast Energy, Rev., 4.10%, 01/01/2028 (e)	3,000	2,905
Prosper Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2030	265	345
Round Rock Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2031	2,000	2,580
San Antonio Education Facilities Corp., University of The Incarnate Word,
Rev., 4.00%, 04/01/2038	2,065	2,386
Rev., 4.00%, 04/01/2041	1,000	1,148
San Antonio Independent School District, Series B, GO, PSF-GTD, 5.00%, 08/15/2027	1,255	1,546
San Antonio Water System, Series 2013F, Rev., 1.00%, 05/01/2043 (z)	5,000	5,045
Schertz-Cibolo-Universal City Independent School District, Series A, GO, PSF-GTD, 5.00%, 08/01/2022	1,000	1,028
Spring Branch Independent School District, GO, PSF-GTD, 5.00%, 02/01/2023	65	68
State of Texas, Series B, GO, 4.00%, 08/01/2030	690	770
State of Texas, Mobility Fund, Series B, GO, 5.00%, 10/01/2032	14,655	16,961
State of Texas, Transportation Commission Highway Improvement, GO, 5.00%, 04/01/2022	3,000	3,035
State of Texas, Water Financial Assistance, GO, 5.00%, 08/01/2024	125	140
Strategic Housing Finance Corp. of Travis County, ECG Yager Lp Yager, Rev., 0.46%, 09/01/2041 (z)	10,000	9,934
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health, Series A, Rev., 5.00%, 11/15/2045	2,195	2,566

SEE NOTES TO FINANCIAL STATEMENTS.

186	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series B, Rev., 5.00%, 07/01/2035	1,110	1,373
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Taxable,
Rev., AGM, 1.36%, 09/01/2024	800	802
Rev., AGM, 1.39%, 09/01/2025	600	599
Tarrant Regional Water District, City of Dallas Project, Series A, Rev., 4.00%, 09/01/2024	3,000	3,287
Texas Department of Housing & Community Affairs, Series A, Rev., GNMA COLL, 4.00%, 03/01/2050	480	535
Texas Department of Housing & Community Affairs, Corona Del Valle, Rev., HUD, 0.37%, 08/01/2025 (z)	380	379
Texas Department of Housing & Community Affairs, OSO Bay Apartments Mandatory, Rev., 0.27%, 09/01/2024 (z)	700	700
Texas Department of Housing & Community Affairs, Palladium Simpson Stuart Apartments, Rev., 0.35%, 01/01/2025 (z)	1,290	1,288
Texas Department of Housing & Community Affairs, Social Bonds,
Series A, Rev., GNMA, 3.00%, 01/01/2052	2,325	2,517
Series A, Rev., GNMA COLL, 3.00%, 03/01/2052	1,290	1,401
Texas Municipal Gas Acquisition & Supply Corp. III,
Rev., 5.00%, 12/15/2022	200	208
Rev., 5.00%, 12/15/2023	1,215	1,315
Rev., 5.00%, 12/15/2024	835	936
Rev., 5.00%, 12/15/2025	2,400	2,775
Rev., 5.00%, 12/15/2029	2,000	2,512
Rev., 5.00%, 12/15/2030	2,905	3,709
Rev., 5.00%, 12/15/2032	3,300	4,357
Texas Municipal Gas Acquisition and Supply Corp. I, Series D, Rev., 6.25%, 12/15/2026	6,550	7,622
Texas Municipal Power Agency, Rev., AGM, 3.00%, 09/01/2038	500	534
Texas Private Activity Bond Surface Transportation Corp., Rev., AMT, 5.00%, 06/30/2058	4,420	5,287
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group,
Rev., 4.00%, 12/31/2030	3,970	4,795
Rev., 4.00%, 06/30/2033	1,000	1,186
Texas State Affordable Housing Corp., Las Palmas Villa, Rev., HUD, 0.25%, 12/01/2024 (z)	1,140	1,139

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Texas — continued
Texas Transportation Commission State Highway Fund, First Tier,
Rev., 5.00%, 10/01/2022	2,195	2,274
Series A, Rev., 5.00%, 04/01/2022	1,000	1,012
Texas Transportation Commission, Transportation Commission Mobility, GO, 0.65%, 10/01/2041 (z)	4,500	4,469
Texas Water Development Board, Master Trust,
Rev., 4.00%, 10/15/2033	1,000	1,233
Rev., 5.00%, 10/15/2032	1,555	2,103
Texas Water Development Board, Revolving Fund,
Rev., 4.00%, 08/01/2038	500	604
Rev., 5.00%, 08/01/2024	250	279
Rev., 5.00%, 08/01/2028	125	158
Series A, Rev., 5.00%, 10/15/2028	100	125
Texas Water Development Board, State Revolving Fund, Rev., 5.00%, 08/01/2022	1,000	1,028
Texas Water Development Board, State Water Implementation Fund,
Series A, Rev., 5.00%, 04/15/2026	100	119
Series A, Rev., 5.00%, 10/15/2030	500	582
Series A, Rev., 4.00%, 10/15/2033	1,900	2,225
Series A, Rev., 5.00%, 10/15/2047	2,480	3,031
Series B, Rev., 5.00%, 04/15/2049	11,535	14,317
Texas Water Development Board, State Water Implementation Revenue, Rev., 5.25%, 10/15/2046	2,000	2,413
Tomball Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2023	1,870	1,967
Tomball Independent School District, School Building, Series B2, GO, PSF-GTD, 0.26%, 02/15/2039 (z)	3,055	3,026
Travis County Housing Finance Corp., Montopolis Apartments, Rev., 0.40%, 07/01/2041 (z)	1,930	1,923
Trinity River Authority Central Regional Wastewater System Revenue,
Rev., 5.00%, 08/01/2029	2,355	3,022
Trinity River Public Facility Corp., Cowan Place Apartments, Rev., HUD, 0.28%, 10/01/2024 (z)	2,500	2,492
University of Texas, Series C, Rev., 5.00%, 08/15/2028	100	127
Upper Trinity Regional Water District, Rev., 4.00%, 08/01/2024	900	977
Upper Trinity Regional Water District, Regional Treated Water Supply, Rev., BAM, 3.00%, 08/01/2023	715	745
Uptown Development Authority,
Tax Allocation, 4.00%, 09/01/2033	400	476
Tax Allocation, 4.00%, 09/01/2035	995	1,178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	187

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Texas — continued
Waco Educational Finance Corp., Baylor University Issue, Series A, Rev., 4.00%, 03/01/2036	750	889

		684,254

Utah — 0.4%
City of Salt Lake City Airport Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2027	2,500	3,027
Series A, Rev., AMT, 5.00%, 07/01/2029	1,000	1,264
County of Utah, IHC Health Services, Inc., Series B, Rev., 5.00%, 05/15/2060 (z)	2,125	2,530
Granite School District Board of Education, GO, SCH BD GTY, 5.00%, 06/01/2024	1,755	1,951
Metropolitan Water District of Salt Lake & Sandy, Series A, Rev., 5.00%, 07/01/2023 (p)	1,000	1,024
Provo School District, GO, SCH BD GTY, 5.00%, 06/15/2028	2,000	2,516
Red Bridge Public Infrastructure District No. 1, Senior Infrastructure District, Series 1A, GO, 3.63%, 02/01/2035 (e)	600	623
State of Utah,
GO, 5.00%, 07/01/2024	100	111
GO, 5.00%, 07/01/2030	4,500	5,739
Series B, GO, 5.00%, 07/01/2022	1,000	1,024
Series B, GO, 5.00%, 07/01/2029	100	128
University of Utah (The), Series A, Rev., 5.00%, 08/01/2039	1,505	1,842
University of Utah, Board of Regents, Series A, Rev., 4.00%, 08/01/2040	1,750	2,097
Utah Transit Authority, Series A, Rev., 5.25%, 06/15/2023	85	91
Vineyard Redevelopment Agency,
Tax Allocation, AGM, 5.00%, 05/01/2023	725	769
Tax Allocation, AGM, 5.00%, 05/01/2024	190	210
Tax Allocation, AGM, 5.00%, 05/01/2025	615	703

		25,649

Vermont — 0.0% (g)
Vermont Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 11/01/2049	360	400
Vermont Municipal Bond Bank, Vermont State Colleges System, Series A, Rev., 4.00%, 10/01/2034	250	299
Vermont Student Assistance Corp., Series A, Rev., AMT, 2.38%, 06/15/2039	825	828

		1,527

Virginia — 1.5%
Chesapeake Hospital Authority, Chesapeake Regional Medical Center, Rev., 5.00%, 07/01/2030	300	378

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Chesapeake Hospital Authority, Regional Medical Center, Rev., 5.00%, 07/01/2028	550	680
City of Richmond Public Utility Revenue, Taxable, Series B, Rev., 2.35%, 01/15/2027	3,000	3,101
County of Fairfax, Series A, GO, 5.00%, 10/01/2031	1,000	1,314
County of Fairfax, Public Improvement,
Series A, GO, 5.00%, 10/01/2031 (p)	945	1,122
Series B, GO, 5.00%, 10/01/2022	2,795	2,895
County of Fairfax, Sewer Revenue, Series B, Rev., 4.00%, 07/15/2038	1,500	1,848
County of Loudoun, Series A, GO, 4.00%, 12/01/2030	3,000	3,585
Fairfax County Redevelopment & Housing Authority, Arrowbrook Apartments Project, Rev., 0.41%, 01/01/2041 (z)	5,250	5,250
Fairfax County Redevelopment & Housing Authority, One University Senior Apartments, Rev., 1.25%, 12/01/2025 (z)	4,680	4,755
FHLMC Multifamily VRD Certificates, Rev., Class A, 2.25%, 12/15/2037	1,000	1,025
Halifax County Industrial Development Authority, Electric & Power Co. Project, Rev., 0.45%, 12/01/2041 (z)	1,000	1,000
Hampton Roads Transportation Accountability Commission, Senior Lien,
Series A, Rev., BAN, 5.00%, 07/01/2026	2,660	3,174
Series A, Rev., 5.00%, 07/01/2031	1,500	1,966
Series A, Rev., 5.00%, 07/01/2032	4,495	5,876
Series A, Rev., 5.00%, 07/01/2038	1,000	1,223
Series A, Rev., 5.00%, 07/01/2039	2,100	2,700
Hopewell Redevelopment & Housing Authority, Hopewell Heights Apartment, Rev., HUD, 0.49%, 12/01/2024 (z)	750	750
James City County Economic Development Authority, Williamsburg Landing, Series A, Rev., 4.00%, 12/01/2035	150	168
Loudoun County Economic Development Authority, Series A, Rev., 5.00%, 12/01/2024	2,520	2,850
Louisa Industrial Development Authority, Virginia Electric and Power Co. Project, Series B, Rev., 0.75%, 11/01/2035 (z)	2,125	2,132
Lynchburg Economic Development Authority, Centra Health Obligation Group,
Rev., 4.00%, 01/01/2038	1,100	1,325
Rev., 5.00%, 01/01/2029	605	763
Norfolk Airport Authority, Rev., 5.00%, 07/01/2038	1,175	1,462
Roanoke Economic Development Authority, Carilion Clinic, Rev., 5.00%, 07/01/2053 (z)	4,000	5,131

SEE NOTES TO FINANCIAL STATEMENTS.

188	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Virginia — continued
Virginia Beach Development Authority, Westminster Canterbury, Rev., 5.00%, 09/01/2044	2,215	2,524
Virginia College Building Authority, Series A, Rev., 5.00%, 02/01/2023	1,505	1,583
Virginia College Building Authority, 21st Century College and Equipment, Rev., 5.00%, 02/01/2033	3,750	4,863
Virginia College Building Authority, 21st Century College, Rev., 5.00%, 02/01/2025	1,540	1,754
Virginia College Building Authority, 21st Century College and Equipment, Rev., 5.00%, 02/01/2029	1,000	1,280
Virginia College Building Authority, Marymount University Project, Series A, Rev., 5.00%, 07/01/2045 (e)	1,000	1,053
Virginia College Building Authority, Regent University Project, Rev., 5.00%, 06/01/2023	165	175
Virginia Public Building Authority, Series B, Rev., 5.00%, 08/01/2026	3,000	3,473
Virginia Resources Authority, Series A, Rev., 5.00%, 11/01/2024 (p)	1,190	1,291
Virginia Resources Authority, Virginia Pooled Financing, Rev., 5.00%, 11/01/2028	1,510	1,913
Virginia Resources Authority, Virginia Pooled Financing Program, Rev., 5.00%, 11/01/2028	1,000	1,272
Virginia Small Business Financing Authority, 95 Express Lanes LLC Project, Rev., AMT, 5.00%, 01/01/2044	1,500	1,505
Virginia Small Business Financing Authority, Lifespire of Virginia,
Rev., 3.00%, 12/01/2022	50	51
Rev., 3.00%, 12/01/2023	35	36
Virginia Small Business Financing Authority, National Senior Campuses,
Series A, Rev., 5.00%, 01/01/2025	700	792
Series A, Rev., 5.00%, 01/01/2031	1,500	1,834
Series A, Rev., 5.00%, 01/01/2032	1,500	1,830
Virginia Small Business Financing Authority, Senior Lien, Express Lanes LLC Project, Rev., AMT, 5.00%, 01/01/2040	1,450	1,455
Virginia Small Business Financing Authority, Transform 66 P3 Project,
Rev., AMT, 5.00%, 12/31/2049	1,500	1,781
Rev., AMT, 5.00%, 12/31/2052	4,000	4,730
Rev., AMT, 5.00%, 12/31/2056	1,000	1,181
Wise County Industrial Development Authority, Electric and Power Company Project, Series A, Rev., 0.75%, 10/01/2040 (z)	5,575	5,624

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Virginia — continued
Wise County Industrial Development Authority, Virginia Electric & Power Company Project, Series A, Rev., 1.20%, 11/01/2040 (z)	15	15

		98,488

Washington — 2.7%
Central Puget Sound Regional Transit Authority, Green Bond, Series S1, Rev., 5.00%, 11/01/2035 (p)	2,605	3,050
Central Puget Sound Regional Transit Authority, Green Bond, Series S1, Rev., 5.00%, 11/01/2028	1,500	1,910
Chelan County Public Utility District No. 1, Series C, Rev., AMT, 5.00%, 07/01/2026	1,285	1,511
City of Seattle Municipal Light & Power Revenue,
Series B, Rev., (SIFMA Municipal Swap Index + 0.25%), 0.35%, 05/01/2045 (aa)	2,960	2,985
Series B, Rev., 5.00%, 02/01/2026	1,695	1,995
City of Seattle Municipal Light & Power Revenue, Green Bond, Series A, Rev., 4.00%, 07/01/2040	1,300	1,553
City of Seattle, Drainage & Wastewater Revenue, Rev., 4.00%, 05/01/2044	945	1,005
City of Seattle, Municipal Light & Power Revenue, Rev., 4.00%, 09/01/2040	1,000	1,076
Clark County Public Utility District No. 1, Rev., 4.00%, 01/01/2034	665	807
County of King, Series A, GO, 5.00%, 12/01/2034	1,335	1,759
County of King Sewer, Improvement, Series B, Rev., 5.00%, 07/01/2023	2,130	2,281
County of King, Sewer Revenue,
Rev., 5.00%, 01/01/2024 (p)	1,570	1,570
Rev., AGM, 5.00%, 01/01/2047	5,000	5,485
Energy Northwest Washington, Project 3 Electric Revenue, Series C, Rev., 5.00%, 07/01/2027	100	123
Energy Northwest, Project 1, Series A, Rev., 5.00%, 07/01/2026	2,930	3,497
Everett Housing Authority, Baker Heights Legacy, Rev., 0.30%, 09/01/2024 (z)	575	574
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project, Series B, Rev., AMT, 5.00%, 01/01/2022 (p)	1,330	1,330
Grant County, Public Utility District No. 2, Electric Revenue,
Series 2017-O, Rev., 5.00%, 01/01/2047	4,950	5,957
Series R, Rev., 2.00%, 01/01/2044 (z)	1,500	1,573
King & Snohomish Counties School District No. 417 Northshore, GO, SCH BD GTY, 4.00%, 12/01/2032	1,000	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	189

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Washington — continued
King County Housing Authority, Rev., 5.00%, 11/01/2029	1,325	1,675
King County School District No. 210 Federal Way, GO, SCH BD GTY, 4.00%, 12/01/2025	2,000	2,269
Pierce County School District No. 10 Tacoma, Social Bonds, Series B, GO, SCH BD GTY, 4.00%, 12/01/2042	10,000	12,032
Port of Seattle, Series C, Rev., AMT, 5.00%, 04/01/2028	500	556
Port of Seattle, Intermediate Lien,
Rev., AMT, 5.00%, 04/01/2028	2,250	2,769
Rev., AMT, 5.00%, 04/01/2030	4,000	5,018
Rev., AMT, 5.00%, 04/01/2044	2,000	2,443
Series C, Rev., AMT, 5.00%, 08/01/2034	5,000	6,520
Seattle Housing Authority, Lam Bow Apartments Project, Rev., 1.25%, 06/01/2024	120	121
Seattle Housing Authority, Northgate Plaza Project, Rev., 1.00%, 06/01/2026	2,045	2,047
Skagit County Public Hospital District No. 1, Improvement Skagit Regional Health, Rev., 5.00%, 12/01/2031	2,145	2,508
Skagit County Public Hospital District No. 2, GO, 5.00%, 12/01/2025 (p)	1,020	1,064
Snohomish County School District No. 201 Snohomish, GO, SCH BD GTY, 5.00%, 12/01/2028	1,500	1,909
Spokane County School District No. 81 Spokane, Series C, GO, SCH BD GTY, 5.00%, 12/01/2034	2,000	2,461
State of Washington,
GO, 5.00%, 06/01/2040	4,250	5,476
Series 2020A, GO, 5.00%, 08/01/2038	1,500	1,915
Series 2021A, GO, 5.00%, 06/01/2034	1,000	1,304
Series A1, GO, 5.00%, 08/01/2040	13,645	15,624
Series A, GO, 5.00%, 08/01/2022	85	87
Series A, GO, 5.00%, 08/01/2040	3,890	5,034
Series B, GO, 5.00%, 07/01/2025	75	87
Series B, GO, 5.00%, 06/01/2035	4,760	6,195
Series E, GO, 5.00%, 02/01/2023	1,250	1,315
Series R, GO, 5.00%, 02/01/2031	2,000	2,669
Series R, GO, 5.00%, 08/01/2031	750	1,012
Series RC, GO, 5.00%, 08/01/2029	100	123
Series R-2017A, GO, 5.00%, 08/01/2022	975	1,003
Series R-2017A, GO, 5.00%, 08/01/2034	1,840	2,188
State of Washington, Bid Group, Series C, GO, 5.00%, 02/01/2024	4,650	5,096
State of Washington, Motor Vehicle, Series R-2012D, GO, 5.00%, 07/01/2023	1,000	1,023
State of Washington, Various Purpose, Series 2015A1, GO, 5.00%, 08/01/2036	11,200	12,465

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Washington — continued
Thurston County School District No. 111 Olympia, GO, SCH BD GTY, 5.00%, 12/01/2026	1,275	1,545
University of Washington, Forward Delivery,
Series C, Rev., 5.00%, 04/01/2022	1,250	1,265
Series C, Rev., 5.00%, 04/01/2025	1,500	1,718
Washington Health Care Facilities Authority, Fred Hutchinson Cancer,
Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.10%), 1.17%, 01/01/2042 (aa)	550	550
Series C, Rev., (SIFMA Municipal Swap Index + 1.05%), 1.15%, 01/01/2042 (aa)	3,000	3,014
Washington Health Care Facilities Authority, Multicare Health System, Series B, Rev., 5.00%, 08/15/2037	1,200	1,455
Washington Health Care Facilities Authority, Providence St Joseph Health, Rev., 4.00%, 10/01/2042 (z)	1,750	2,133
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance,
Rev., 4.00%, 12/01/2040 (e)	860	1,018
Rev., 5.00%, 09/01/2045	1,000	1,259
Rev., 4.00%, 09/01/2050	4,200	4,837
Washington State Housing Finance Commission, Social Certificate,
Series A1, Rev., 3.50%, 12/20/2035	957	1,109
Series 2N, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 12/01/2050	820	880
Washington State Housing Finance Commission, College Glen Apartments Project, Series A, Rev., FHA, 1.55%, 07/01/2022 (z)	1,000	1,000
Washington State Housing Finance Commission, Downtowner Apartments Project, Rev., LIQ: FHLMC, 3.70%, 07/01/2030	2,000	2,253
Washington State Housing Finance Commission, Garden Haus Apartments Project, Rev., 0.37%, 07/01/2024 (z)	350	350
Washington State Housing Finance Commission, Horizon House Project, Rev., 5.00%, 01/01/2023 (e)	275	287
Washington State Housing Finance Commission, Rockwood Retirement Communities, Rev., 3.00%, 07/01/2027 (e)	1,000	1,002
Washington State Housing Finance Commission, Social Bond, Series 2N, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2051	530	575

		173,376

SEE NOTES TO FINANCIAL STATEMENTS.

190	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
West Virginia — 0.2%
Marshall University, Series A, Rev., AGM, 5.00%, 05/01/2030	300	387
Monongalia County Commission Excise Tax District, Series A, Rev., 4.13%, 06/01/2043 (e)	500	557
Monongalia County Commission Special District, Refunding and Improvement, University Town Center, Series A, Rev., 5.50%, 06/01/2037 (e)	1,050	1,198
Monongalia County Commission Special District, University Town Center, Series A, Rev., 5.75%, 06/01/2043 (e)	500	571
West Virginia Economic Development Authority, Appalachian Power Company Amos Project, Rev., AMT, 1.00%, 01/01/2041 (z)	2,765	2,784
West Virginia Housing Development Fund, Charles Towers, Rev., FHA, 0.21%, 09/01/2023 (z)	480	480
West Virginia Parkways Authority, Senior Lien, Rev., 5.00%, 06/01/2038	1,000	1,312
West Virginia University, Series A, Rev., 5.00%, 10/01/2029 (p)	1,500	1,554
West Virginia University Project, Series A, Rev., 5.00%, 10/01/2032 (p)	1,000	1,036

		9,879

Wisconsin — 1.8%
City of Milwaukee, Corporate Purpose Bonds, Series B4, GO, 5.00%, 04/01/2030	1,800	2,157
City of Milwaukee, Promissory Notes, Series N4, GO, 5.00%, 04/01/2030	10,150	13,144
City of Milwaukee, Sewerage System Revenue, Series S7, Rev., 5.00%, 06/01/2026	2,665	3,170
County of Milwaukee, Airport Revenue, Series A, Rev., 5.00%, 12/01/2028	250	315
Fox Valley Technical College District, School Facilities, Series C, GO, 3.00%, 12/01/2027 (p)	5,000	5,127
Public Finance Authority, Appalachian Healthcare System,
Rev., 5.00%, 07/01/2036	350	448
Rev., 5.00%, 07/01/2037	300	383
Rev., 5.00%, 07/01/2039	350	446
Public Finance Authority, Carmelite System, Social Bonds, Rev., 5.00%, 01/01/2045	1,105	1,315
Public Finance Authority, Point College Prep Project,
Rev., 4.00%, 06/15/2030 (e)	200	212
Rev., 5.00%, 06/15/2041 (e)	250	270
Public Finance Authority, Renown Regional Medical Center Project,
Rev., 5.00%, 06/01/2026	500	592

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Wisconsin — continued
Rev., 5.00%, 06/01/2027	425	518
Rev., 5.00%, 06/01/2028	600	748
Rev., 5.00%, 06/01/2034	1,000	1,282
Public Finance Authority, Sky Harbour Capital LLC, Rev., AMT, 4.00%, 07/01/2036	815	847
Public Finance Authority, United Methodist Retirement, Rev., 4.00%, 10/01/2026	60	68
Public Finance Authority, Variable Ref Providence St Joseph Health, Series C, Rev., 4.00%, 10/01/2041 (z)	4,935	6,011
Public Finance Authority, Waste Management, Inc., Rev., AMT, 0.18%, 10/01/2025 (z)	1,195	1,195
Public Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 1.10%, 07/01/2029 (z)	1,445	1,453
Rev., AMT, 2.63%, 11/01/2025	5,000	5,326
State of Wisconsin,
Series 1, GO, 5.00%, 05/01/2027	2,400	2,937
Series 1, GO, 5.00%, 05/01/2030	2,500	3,287
Series 2021-2, GO, 5.00%, 05/01/2026	5,850	6,952
Series B, GO, 5.00%, 05/01/2026	4,000	4,754
Series B, GO, 5.00%, 05/01/2035	10,580	13,548
University of Wisconsin Hospitals & Clinics, Green Bond University Of Wisconsin Hospital, Rev., 4.00%, 04/01/2035	440	538
Wisconsin Center District, Capital Appreciation Senior Dedicated,
Series C, Rev., AGM, Zero Coupon, 12/15/2036	1,550	1,033
Series C, Rev., AGM, Zero Coupon, 12/15/2039	1,750	1,025
Series C, Rev., AGM, Zero Coupon, 12/15/2040	1,650	927
Series D, Rev., AGM, Zero Coupon, 12/15/2028	545	485
Series D, Rev., AGM, Zero Coupon, 12/15/2029	395	342
Wisconsin Department of Transportation,
Series 1, Rev., 5.00%, 07/01/2024 (p)	1,940	1,987
Series A, Rev., 5.00%, 07/01/2027	1,675	2,061
Wisconsin Health & Educational Facilities Authority Revenue, Ascension Senior Credit Group,
Rev., 5.00%, 11/15/2027	500	620
Rev., 5.00%, 11/15/2029	1,000	1,296
Rev., 5.00%, 11/15/2036	1,500	1,760
Wisconsin Health & Educational Facilities Authority, Gundersen Health System,
Rev., 4.00%, 10/15/2035	545	667
Rev., 4.00%, 10/15/2036	3,525	4,308
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System,
Rev., 5.00%, 02/15/2051 (z)	2,600	3,074

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	191

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Municipal Bonds — continued
Wisconsin — continued
Series B1, Rev., 5.00%, 02/15/2052 (z)	2,000	2,226
Series B, Rev., 5.00%, 02/15/2042	1,000	1,146
Series B, Rev., 5.00%, 02/15/2046	4,550	5,215
Wisconsin Housing & Economic Development Authority,
Series B, Rev., HUD, 0.40%, 05/01/2045 (z)	195	195
Series B, Rev., HUD, 0.50%, 11/01/2050 (z)	245	244
Series C, Rev., HUD, 0.81%, 11/01/2052 (z)	890	889
Series D, Rev., 4.00%, 03/01/2047	3,300	3,581
Wisconsin Housing & Economic Development Authority, Social Bond, Series A, Rev., 3.00%, 03/01/2052	955	1,031
Wisconsin Housing & Economic Development Authority, Social Bonds, Series C, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 09/01/2052	1,335	1,449
Wisconsin Rapids School District, GO, 5.00%, 04/01/2026	1,110	1,307

		113,911

Wyoming — 0.2%
County of Laramie, Cheyenne Regional Medical Center,
Rev., 4.00%, 05/01/2026	615	698
Rev., 4.00%, 05/01/2028	460	540
County of Sweetwater, Idaho Power Company Project, Rev., 1.70%, 07/15/2026	1,045	1,072
Wyoming Community Development Authority,
Series 1, Rev., 3.00%, 06/01/2050	2,120	2,283
Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 0.10%, 01/07/2022 (z)	3,000	3,000
Series 2, Rev., 3.00%, 06/01/2049	1,500	1,606
Series 3, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 06/01/2050	1,665	1,782

		10,981

Total Municipal Bonds (Cost $5,974,088)		6,028,758

Short-Term Investments — 5.5%
Municipal Bonds — 0.5% (t)
City of Garland, Certificates Obligation, GO, 5.00%, 02/15/2022	790	795
City of Los Angeles, Rev., TRAN, 4.00%, 06/23/2022	3,000	3,055

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Municipal Bonds — continued
County of Los Angeles, Rev., TRAN, 4.00%, 06/30/2022	6,565	6,691
District of Columbia Housing Finance Agency, Liberty Place Apartments Project, Rev., 0.25%, 02/01/2022 (e)	1,430	1,430
Frenship Independent School District, GO, PSF-GTD, 5.00%, 02/15/2022	745	749
Lexington County School District No. 3, GO, BAN, SCSDE, 4.00%, 08/24/2022	5,000	5,126
Lone Star College System,
Series A, GO, 5.00%, 02/15/2022	145	146
Series B, GO, 5.00%, 02/15/2022	275	276
Piedmont Municipal Power Agency, Series A, Rev., 3.00%, 01/01/2022	2,000	2,000
Port Authority of Houston of Harris County Texas, Rev., 5.00%, 10/01/2022	2,000	2,072
Richardson Independent School District, GO, PSF-GTD, 5.00%, 02/15/2022	725	729
State of Illinois, Series C, GO, 4.00%, 03/01/2022	820	825
State of New York Mortgage Agency, Social Bonds, Series 235, Rev., AMT, 0.25%, 04/01/2022	285	285
State of Washington, Bid Group, Series C, GO, 5.00%, 02/01/2022	6,165	6,188
Tennessee Housing Development Agency, Residential Finance Program, Rev., 0.25%, 07/01/2022	3,355	3,355
Vineyard Redevelopment Agency, Tax Allocation, AGM, 5.00%, 05/01/2022	800	813

Total Municipal Bonds		34,535

Time Deposits — 5.0%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022	63,155	63,155
Sumitomo Mitsui Banking Corp., 0.01%, 01/03/2022	93,897	93,897
Sumitomo Mitsui Trust Bank Ltd., 0.01%, 01/03/2022	163,872	163,872

Total Time Deposits		320,924

Total Short-Term Investments (Cost $354,034)		355,459

Total Investments — 99.9% (Cost — $6,330,414)		6,385,122

Other Assets in Excess of Liabilities — 0.1%		7,197

NET ASSETS — 100.0%		$6,392,319

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

192	SIX CIRCLES TRUST	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
U.S. Treasury 2 Year Note	44	03/2022	USD	9,608	(8)
U.S. Treasury 5 Year Note	179	03/2022	USD	21,549	106

					98

Short Contracts
U.S. Treasury 5 Year Note	(139)	03/2022	USD	(16,747)	(69)

Total unrealized appreciation (depreciation)					29

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Insured by Build America Mutual
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
CNTY	— County
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Notes
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HUD	— U.S. Department of Housing and Urban Development
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RE	— Reinsured
Rev.	— Revenue
SCH BD GTY	— School Bond Guaranty

SCSDE	— South Carolina School District Enhancement
SIFMA	— Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
SONYMA	— State of New York Mortgage Agency
TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2021.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	193

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 4.5%
Ally Auto Receivables Trust, Series 2019-3, Class A3, 1.93%, 05/15/2024	376	378
AMMC CLO 23 Ltd., (Cayman Islands), Series 2020-23A, Class A1R, (ICE LIBOR USD 3 Month + 1.04%), 1.16%, 10/17/2031 (e) (aa)	1,740	1,738
Apidos CLO XXXI, (Cayman Islands), Series 2019-31A, Class A1R, (ICE LIBOR USD 3 Month + 1.10%), 1.22%, 04/15/2031 (e) (aa)	1,750	1,751
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/2046 (e)	1,579	1,565
ARES L CLO Ltd., (Cayman Islands), Series 2018-50A, Class AR, (ICE LIBOR USD 3 Month + 1.05%), 1.17%, 01/15/2032 (e) (aa)	1,710	1,707
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-2A, Class A, 4.00%, 03/20/2025 (e)	4,000	4,217
Series 2019-3A, Class A, 2.36%, 03/20/2026 (e)	1,320	1,350
Series 2020-2A, Class A, 2.02%, 02/20/2027 (e)	1,150	1,162
Bain Capital Credit CLO Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 0.97%), 1.10%, 07/20/2030 (e) (aa)	1,700	1,696
Bain Capital Credit CLO, (Cayman Islands), Series 2019-2A, Class AR, (ICE LIBOR USD 3 Month + 1.10%), 1.22%, 10/17/2032 (e) (aa)	2,000	2,000
Barings CLO Ltd., (Cayman Islands), Series 2019-3A, Class A1R, (ICE LIBOR USD 3 Month + 1.07%), 1.20%, 04/20/2031 (e) (aa)	1,640	1,638
Benefit Street Partners CLO III Ltd., (Cayman Islands), Series 2013-IIIA, Class A1R2, (ICE LIBOR USD 3 Month + 1.00%), 1.13%, 07/20/2029 (e) (aa)	2,280	2,278
BMW Vehicle Lease Trust, Series 2021-1, Class A3, 0.29%, 01/25/2024	6,100	6,081
BSPRT Issuer Ltd., (Cayman Islands), Series 2021-FL7, Class A, (ICE LIBOR USD 1 Month + 1.32%), 1.42%, 12/15/2038 (e) (aa)	1,770	1,770
Carlyle Global Market Strategies CLO Ltd., (Cayman Islands), Series 2015-1A, Class AR3, (ICE LIBOR USD 3 Month + 0.98%), 1.11%, 07/20/2031 (e) (aa)	1,130	1,129
Carlyle US CLO Ltd., (Cayman Islands), Series 2017-2A, Class A1R, (ICE LIBOR USD 3 Month + 1.05%), 1.18%, 07/20/2031 (e) (aa)	1,240	1,240

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

CARLYLE US CLO Ltd., (Cayman Islands), Series 2019-1A, Class A1AR, (ICE LIBOR USD 3 Month + 1.08%), 1.21%, 04/20/2031 (e) (aa)	1,700	1,698
CarMax Auto Owner Trust, Series 2020-2, Class D, 5.75%, 05/17/2027	2,065	2,225
Carvana Auto Receivables Trust,
Series 2019-2A, Class C, 3.00%, 06/17/2024 (e)	330	332
Series 2021-N1, Class A, 0.70%, 01/10/2028	315	314
Cedar Funding X CLO Ltd., (Cayman Islands), Series 2019-10A, Class AR, (ICE LIBOR USD 3 Month + 1.10%), 0.00%, 10/20/2032 (e) (aa)	2,500	2,497
Cedar Funding XI CLO Ltd., (Cayman Islands), Series 2019-11A, Class A1R, (ICE LIBOR USD 3 Month + 1.05%), 1.23%, 05/29/2032 (e) (aa)	1,600	1,598
Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.00%, 05/15/2030 (e)	675	669
Dell Equipment Finance Trust, Series 2021-2, Class A2, 0.33%, 12/22/2026 (e)	890	887
Drive Auto Receivables Trust,
Series 2019-4, Class C, 2.51%, 11/17/2025	1,563	1,572
Series 2020-2, Class B, 1.42%, 03/17/2025	3,155	3,163
Series 2021-2, Class A2, 0.36%, 05/15/2024	1,298	1,297
Series 2021-2, Class D, 1.39%, 03/15/2029	1,265	1,241
Elmwood CLO X Ltd., (Cayman Islands), Series 2021-3A, Class A, (ICE LIBOR USD 3 Month + 1.04%), 1.13%, 10/20/2034 (e) (aa)	1,820	1,817
Exeter Automobile Receivables Trust,
Series 2021-2A, Class A2, 0.27%, 01/16/2024	247	247
Series 2021-2A, Class C, 0.98%, 06/15/2026	420	419
Series 2021-2A, Class D, 1.40%, 04/15/2027	735	727
Series 2021-3A, Class A2, 0.34%, 01/16/2024	878	878
Series 2021-3A, Class D, 1.55%, 06/15/2027	855	841
Ford Credit Auto Owner Trust,
Series 2017-2, Class A, 2.36%, 03/15/2029 (e)	4,000	4,051
Series 2018-1, Class A, 3.19%, 07/15/2031 (e)	3,600	3,793
Series 2021-1, Class A, 1.37%, 10/17/2033 (e)	1,075	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

194	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Galaxy XIX CLO Ltd., (Cayman Islands), Series 2015-19A, Class A1RR, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 07/24/2030 (e) (aa)	4,000	3,996
Generate CLO 2 Ltd., (Cayman Islands), Series 2A, Class AR, (ICE LIBOR USD 3 Month + 1.15%), 1.28%, 01/22/2031 (e) (aa)	4,170	4,172
GM Financial Automobile Leasing Trust, Series 2020-2, Class A3, 0.80%, 07/20/2023	1,200	1,202
Grand Avenue CRE, (Cayman Islands), Series 2019-FL1, Class AS, (ICE LIBOR USD 1 Month + 1.50%), 1.61%, 06/15/2037 (e) (aa)	340	340
GREYWOLF CLO VI Ltd., (Cayman Islands), Series 2018-1A, Class A1, (ICE LIBOR USD 3 Month + 1.03%), 1.15%, 04/26/2031 (e) (aa)	3,460	3,457
Hertz Vehicle Financing III LP, Series 2021-2A, Class A, 1.68%, 12/27/2027 (e)	2,009	1,979
Honda Auto Receivables Owner Trust,
Series 2021-1, Class A2, 0.16%, 07/21/2023	1,497	1,497
Series 2021-2, Class A2, 0.17%, 11/15/2023	1,830	1,828
HPEFS Equipment Trust, Series 2020-2A, Class A2, 0.65%, 07/22/2030 (e)	418	418
Jamestown CLO VI-R Ltd., (Cayman Islands), Series 2018-6RA, Class A1, (ICE LIBOR USD 3 Month + 1.15%), 1.27%, 04/25/2030 (e) (aa)	950	948
KKR CLO Ltd., (Cayman Islands),
Series 24, Class A1R, (ICE LIBOR USD 3 Month + 1.08%), 1.21%, 04/20/2032 (e) (aa)	1,860	1,856
Series 30A, Class A1R, (ICE LIBOR USD 3 Month + 1.02%), 2.27%, 10/17/2031 (e) (aa)	2,000	1,997
Lendmark Funding Trust,
Series 2021-1A, Class A, 1.90%, 11/20/2031 (e)	2,795	2,765
Series 2021-2A, Class A, 2.00%, 04/20/2032 (e)	1,915	1,902
Madison Park Funding XXXV Ltd., (Cayman Islands), Series 2019-35A, Class A1R, (ICE LIBOR USD 3 Month + 0.99%), 1.12%, 04/20/2032 (e) (aa)	1,920	1,920
Magnetite XXII Ltd., (Cayman Islands), Series 2019-22A, Class AR, (ICE LIBOR USD 3 Month + 1.06%), 1.18%, 04/15/2031 (e) (aa)	2,500	2,497
Magnetite XXIX Ltd., (Cayman Islands), Series 2021-29A, Class A, (ICE LIBOR USD 3 Month + 0.99%), 1.11%, 01/15/2034 (e) (aa)	250	250

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Mariner Finance Issuance Trust, Series 2021-BA, Class A, 2.10%, 11/20/2036 (e)		895	891
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 04/20/2062 (e)		810	796
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.91%, 10/20/2061 (e)		4,480	4,394
NextGear Floorplan Master Owner Trust, Series 2019-2A, Class A2, 2.07%, 10/15/2024 (e)		6,000	6,065
OCP CLO Ltd., (Cayman Islands), Series 2019-17A, Class A1R, (ICE LIBOR USD 3 Month + 1.04%), 1.17%, 07/20/2032 (e) (aa)		2,210	2,209
Octagon Investment Partners 32 Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (ICE LIBOR USD 3 Month + 0.95%), 1.07%, 07/15/2029 (e) (aa)		4,000	3,998
Octagon Loan Funding Ltd., (Cayman Islands), Series 2014-1A, Class ARR, (ICE LIBOR USD 3 Month + 1.18%), 1.34%, 11/18/2031 (e) (aa)		5,022	5,025
OneMain Direct Auto Receivables Trust, Series 2021-1A, Class A, 0.87%, 07/14/2028 (e)		1,675	1,653
OneMain Financial Issuance Trust,
Series 2019-2A, Class A, 3.14%, 10/14/2036 (e)		3,800	4,000
Series 2020-2A, Class A, 1.75%, 09/14/2035 (e)		4,000	3,975
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 04/15/2026 (e)		1,066	1,068
Santander Drive Auto Receivables Trust,
Series 2021-2, Class A2, 0.28%, 04/15/2024		746	746
Series 2021-2, Class D, 1.35%, 07/15/2027		1,815	1,804
Series 2021-3, Class A2, 0.29%, 05/15/2024		2,085	2,085
Santander Retail Auto Lease Trust, Series 2021-A, Class A3, 0.51%, 07/22/2024 (e)		2,175	2,160
SCF Equipment Leasing LLC,
Series 2019-2A, Class B, 2.76%, 08/20/2026 (e)		1,905	1,940
Series 2021-1A, Class A2, 0.42%, 08/20/2026 (e)		251	251
Series 2021-1A, Class A3, 0.83%, 08/21/2028 (e)		500	498
Series 2021-1A, Class B, 1.37%, 08/20/2029 (e)		1,000	984
Summer BidCo BV, (Netherlands), Reg. S, 9.00% (cash), 11/15/2025 (v)	EUR	105	122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	195

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Synchrony Card Funding LLC, Series 2019-A1, Class A, 2.95%, 03/15/2025	1,594	1,602
TCI-Flatiron CLO Ltd., (Cayman Islands), Series 2017-1A, Class AR, (ICE LIBOR USD 3 Month + 0.96%), 1.12%, 11/18/2030 (e) (aa)	4,000	3,990
Tesla Auto Lease Trust, Series 2020-A, Class A2, 0.55%, 05/22/2023 (e)	1,653	1,654
TICP CLO XIV Ltd., (Cayman Islands), Series 2019-14A, Class A1R, (ICE LIBOR USD 3 Month + 1.08%), 0.00%, 10/20/2032 (e) (aa)	1,920	1,918
Toyota Auto Loan Extended Note Trust, Series 2021-1A, Class A, 1.07%, 02/27/2034 (e)	3,500	3,434
Upstart Securitization Trust, Series 2021-5, Class A, 1.31%, 11/20/2031 (e)	1,780	1,773
Westlake Automobile Receivables Trust, Series 2020-1A, Class B, 1.94%, 04/15/2025 (e)	4,200	4,220
World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.49%, 04/15/2026	1,970	1,989

Total Asset-Backed Securities (Cost $162,291)		161,296

Collateralized Mortgage Obligations — 0.9%
Angel Oak Mortgage Trust,
Series 2021-4, Class A1, 1.04%, 01/20/2065 (e) (z)	957	945
Series 2021-6, Class A1, 1.46%, 09/25/2066 (e) (z)	1,399	1,386
CSMC,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065 (e) (z)	1,049	1,043
Series 2021-NQM3, Class A1, 1.02%, 04/25/2066 (e) (z)	523	514
Series 2021-NQM6, Class A1, 1.17%, 07/25/2066 (e) (z)	2,079	2,054
Series 2021-NQM6, Class A2, 1.38%, 07/25/2066 (e) (z)	1,354	1,339
Series 2021-NQM7, Class A1, 1.76%, 10/25/2066 (e) (z)	849	842
Series 2021-NQM7, Class A3, 2.06%, 10/25/2066 (e) (z)	319	316
CSMC Trust, Series 2021-AFC1, Class A1, 0.83%, 03/25/2056 (e) (z)	1,607	1,587
Ellington Financial Mortgage Trust, Series 2021-3, Class A1, 1.24%, 09/25/2066 (e) (z)	2,597	2,551
Ellington Financial Mortgage Trust 2017-1, Series 2021-1, Class A1, 0.80%, 02/25/2066 (e) (z)	1,655	1,640

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

FHLMC STACR REMIC Trust,
Series 2021-HQA3, Class M1, (United States 30 Day Average SOFR + 0.85%), 0.90%, 09/25/2041 (e) (aa)	920	920
Series 2021-HQA4, Class M1, (United States 30 Day Average SOFR + 0.95%), 1.00%, 12/25/2041 (e) (aa)	2,480	2,480
Mortgage Repurchase Agreement Financing Trust, Series 2021-S1, Class A1, (ICE LIBOR USD 1 Month + 0.50%), 0.60%, 09/10/2022 (e) (aa)	2,600	2,599
MRA Issuance Trust, Series 2021-8, Class A2Y, (ICE LIBOR USD 1 Month + 1.15%), 0.00%, 05/15/2022 (e) (aa)	8,600	8,600
Verus Securitization Trust,
Series 2021-1, Class A1, 0.82%, 01/25/2066 (e) (z)	334	331
Series 2021-3, Class A1, 1.05%, 06/25/2066 (e) (z)	796	786
Series 2021-5, Class A1, 1.01%, 09/25/2066 (e) (z)	716	703
Series 2021-R2, Class A1, 0.92%, 02/25/2064 (e) (z)	1,115	1,112
Series 2021-R3, Class A1, 1.02%, 04/25/2064 (e) (z)	682	679

Total Collateralized Mortgage Obligations (Cost $32,628)		32,427

Commercial Mortgage-Backed Securities — 3.6%
AOA Mortgage Trust, Series 2021-1177, Class A, (ICE LIBOR USD 1 Month + 0.87%), 0.98%, 10/15/2038 (e) (aa)	3,380	3,373
BBCMS Mortgage Trust, Series 2018-TALL, Class C, (ICE LIBOR USD 1 Month + 1.12%), 1.23%, 03/15/2037 (e) (aa)	1,600	1,536
BFLD, Series 2019-DPLO, Class E, (ICE LIBOR USD 1 Month + 2.24%), 2.35%, 10/15/2034 (e) (aa)	2,502	2,452
BHMS, Series 2018-ATLS, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 07/15/2035 (e) (aa)	2,622	2,621
BWAY Mortgage Trust, Series 2015-1740, Class C, 3.34%, 01/10/2035 (e)	2,750	2,701
BX Commercial Mortgage Trust,
Series 2019-IMC, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.11%, 04/15/2034 (e) (aa)	3,690	3,683
Series 2019-XL, Class D, (ICE LIBOR USD 1 Month + 1.45%), 1.56%, 10/15/2036 (e) (aa)	3,672	3,665
Series 2021-ACNT, Class A, (ICE LIBOR USD 1 Month + 0.85%), 0.96%, 11/15/2026 (e) (aa)	1,770	1,767
Series 2021-ACNT, Class D, (ICE LIBOR USD 1 Month + 1.85%), 1.96%, 11/15/2026 (e) (aa)	2,210	2,198

SEE NOTES TO FINANCIAL STATEMENTS.

196	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2021-XL2, Class A, (ICE LIBOR USD 1 Month + 0.69%), 0.80%, 10/15/2038 (e) (aa)	1,760	1,749
BX Trust,
Series 2017-SLCT, Class F, (ICE LIBOR USD 1 Month + 4.25%), 4.36%, 07/15/2034 (e) (aa)	1,700	1,704
Series 2021-RISE, Class B, (ICE LIBOR USD 1 Month + 1.25%), 1.35%, 11/15/2036 (e) (aa)	3,210	3,205
BXHPP Trust,
Series 2021-FILM, Class A, (ICE LIBOR USD 1 Month + 0.65%), 0.76%, 08/15/2036 (e) (aa)	4,300	4,278
Series 2021-FILM, Class B, (ICE LIBOR USD 1 Month + 0.90%), 1.01%, 08/15/2036 (e) (aa)	600	593
CHT Mortgage Trust,
Series 2017-CSMO, Class B, (ICE LIBOR USD 1 Month + 1.40%), 1.51%, 11/15/2036 (e) (aa)	1,494	1,493
Series 2017-CSMO, Class E, (ICE LIBOR USD 1 Month + 3.00%), 3.11%, 11/15/2036 (e) (aa)	5,310	5,307
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class XA, IO, 0.99%, 02/15/2053 (z)	45,237	2,994
Credit Suisse Commercial Mortgage Securities Corp., Series 2019-SKLZ, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 01/15/2034 (e) (aa)	1,020	1,025
CSMC,
Series 2021-ADV, Class A, (ICE LIBOR USD 1 Month + 1.40%), 1.51%, 07/15/2038 (e) (aa)	4,270	4,261
Series 2021-BHAR, Class A, (ICE LIBOR USD 1 Month + 1.15%), 1.26%, 11/15/2038 (e) (aa)	4,010	4,010
DBGS Mortgage Trust,
Series 2021-W52, Class A, (ICE LIBOR USD 1 Month + 1.39%), 1.50%, 10/15/2036 (e) (aa)	1,220	1,229
Series 2021-W52, Class C, (ICE LIBOR USD 1 Month + 2.30%), 2.41%, 10/15/2036 (e) (aa)	2,650	2,671
DBWF Mortgage Trust, Series 2018-GLKS, Class A, (ICE LIBOR USD 1 Month + 1.03%), 1.13%, 12/19/2030 (e) (aa)	452	450
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 09/10/2035 (e) (z)	3,845	4,020
Great Wolf Trust,
Series 2019-WOLF, Class D, (ICE LIBOR USD 1 Month + 1.93%), 2.04%, 12/15/2036 (e) (aa)	3,000	2,962

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Series 2019-WOLF, Class E, (ICE LIBOR USD 1 Month + 2.73%), 2.84%, 12/15/2036 (e) (aa)	2,000	1,940
GS Mortgage Securities Corp. II, Series 2021-ARDN, Class A, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 11/15/2036 (e) (aa)	3,080	3,047
GS Mortgage Securities Corp. Trust,
Series 2018-RIVR, Class A, (ICE LIBOR USD 1 Month + 0.95%), 1.06%, 07/15/2035 (e) (aa)	2,036	2,022
Series 2019-70P, Class A, (ICE LIBOR USD 1 Month + 1.00%), 1.11%, 10/15/2036 (e) (aa)	1,252	1,248
Series 2021-ROSS, Class A, (ICE LIBOR USD 1 Month + 1.15%), 1.26%, 05/15/2026 (e) (aa)	720	716
Series 2021-ROSS, Class H, (ICE LIBOR USD 1 Month + 5.90%), 6.01%, 05/15/2026 (e) (aa)	270	268
GS Mortgage Securities Trust, Series 2015-GC34, Class A4, 3.51%, 10/10/2048	3,129	3,316
HONO Mortgage Trust, Series 2021-LULU, Class A, (ICE LIBOR USD 1 Month + 1.15%), 1.26%, 10/15/2036 (e) (aa)	4,410	4,400
Life Mortgage Trust, Series 2021-BMR, Class A, (ICE LIBOR USD 1 Month + 0.70%), 0.81%, 03/15/2038 (e) (aa)	4,000	3,991
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C7, Class A4, 2.92%, 02/15/2046	1,860	1,883
Series 2016-C29, Class A4, 3.33%, 05/15/2049	900	952
Morgan Stanley Capital I Trust, Series 2014-150E, Class A, 3.91%, 09/09/2032 (e)	3,220	3,367
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054 (e)	3,520	3,565
ONE Mortgage Trust, Series 2021-PARK, Class A, (ICE LIBOR USD 1 Month + 0.70%), 0.81%, 03/15/2036 (e) (aa)	3,800	3,773
One New York Plaza Trust,
Series 2020-1NYP, Class AJ, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 01/15/2036 (e) (aa)	1,970	1,967
Series 2020-1NYP, Class B, (ICE LIBOR USD 1 Month + 1.50%), 1.61%, 01/15/2036 (e) (aa)	1,200	1,195
PFP Ltd., (Cayman Islands),
Series 2019-5, Class A, (ICE LIBOR USD 1 Month + 0.97%), 1.08%, 04/14/2036 (e) (aa)	343	342
Series 2019-6, Class C, (ICE LIBOR USD 1 Month + 2.10%), 2.21%, 04/14/2037 (e) (aa)	1,297	1,293

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	197

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Commercial Mortgage-Backed Securities — continued
Series 2021-7, Class A, (ICE LIBOR USD 1 Month + 0.85%), 0.96%, 04/14/2038 (e) (aa)		10,000	9,977
VASA Trust, Series 2021-VASA, Class B, (ICE LIBOR USD 1 Month + 1.25%), 1.36%, 07/15/2039 (e) (aa)		7,960	7,946
VNDO Mortgage Trust, Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (e)		700	710
Waikiki Beach Hotel Trust, Series 2019-WBM, Class D, (ICE LIBOR USD 1 Month + 2.03%), 2.14%, 12/15/2033 (e) (aa)		600	594
WFRBS Commercial Mortgage Trust,
Series 2013-C15, Class AS, 4.36%, 08/15/2046 (z)		1,000	1,033
Series 2014-C19, Class A5, 4.10%, 03/15/2047		2,745	2,886

Total Commercial Mortgage-Backed Securities (Cost $129,421)			128,378

Convertible Bonds — 1.4%
Communications — 0.6%
Internet — 0.3%
Airbnb, Inc., Zero Coupon, 03/15/2026 (e)		2,020	1,976
Booking Holdings, Inc., 0.75%, 05/01/2025		1,374	2,018
Uber Technologies, Inc., Zero Coupon, 12/15/2025		5,875	5,820
Zillow Group, Inc., 1.38%, 09/01/2026		194	312

			10,126

Media — 0.3%
Cable One, Inc., 1.13%, 03/15/2028 (e)		3,716	3,678
DISH Network Corp., 3.38%, 08/15/2026		1,153	1,092
Liberty Broadband Corp.,
1.25%, 09/30/2050 (e)		1,496	1,475
2.75%, 09/30/2050 (e)		3,103	3,143

			9,388

Total Communications			19,514

Consumer Cyclical — 0.0% (g)
Airlines — 0.0% (g)
International Consolidated Airlines Group SA, (Spain),
Series IAG, Reg. S, 0.63%, 11/17/2022	EUR	100	111
Series IAG, Reg. S, 1.13%, 05/18/2028	EUR	200	208

			319

Auto Manufacturers — 0.0% (g)
Ford Motor Co., Zero Coupon, 03/15/2026 (e)		814	1,120

Retail — 0.0% (g)
National Vision Holdings, Inc., 2.50%, 05/15/2025		869	1,453

Total Consumer Cyclical			2,892

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Consumer Non-cyclical — 0.1%
Commercial Services — 0.0% (g)
Nexi SpA, (Italy), Reg. S, Zero Coupon, 02/24/2028	EUR	100	107
Shift4 Payments, Inc., Zero Coupon, 12/15/2025 (e)		1,244	1,312

			1,419

Healthcare — Services — 0.1%
Anthem, Inc., 2.75%, 10/15/2042		440	2,891

Total Consumer Non-cyclical			4,310

Energy — 0.3%
Oil & Gas — 0.3%
Centennial Resource Production LLC, 3.25%, 04/01/2028		1,727	2,141
CNX Resources Corp., 2.25%, 05/01/2026		1,965	2,568
EQT Corp., 1.75%, 05/01/2026		1,472	2,453
Pioneer Natural Resources Co., 0.25%, 05/15/2025		1,022	1,821

Total Energy			8,983

Financial — 0.3%
Banks — 0.3%
Barclays Bank plc, (United Kingdom),
Zero Coupon, 02/04/2025		2,318	4,040
Series VUN, Zero Coupon, 02/18/2025		3,818	4,119
BofA Finance LLC, 0.13%, 09/01/2022		2,521	2,826

Total Financial			10,985

Industrial — 0.0% (g)
Engineering & Construction — 0.0% (g)
Cellnex Telecom SA, (Spain), Reg. S, 0.75%, 11/20/2031	EUR	700	784

Technology — 0.1%
Semiconductors — 0.1%
ams AG, (Austria), Reg. S, Zero Coupon, 03/05/2025	EUR	400	405
Microchip Technology, Inc.,
0.13%, 11/15/2024		847	1,048
1.63%, 02/15/2025		91	353
1.63%, 02/15/2027		591	1,503

Total Technology			3,309

Total Convertible Bonds (Cost $47,317)			50,777

Corporate Bonds — 78.2%
Basic Materials — 3.8%
Chemicals — 1.7%
Ashland LLC, 3.38%, 09/01/2031 (e)		1,589	1,577
Axalta Coating Systems LLC, 3.38%, 02/15/2029 (e)		768	743
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, (Multinational), 4.75%, 06/15/2027 (e)		932	972

SEE NOTES TO FINANCIAL STATEMENTS.

198	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Chemicals — continued
Braskem Finance Ltd., (Cayman Islands), 6.45%, 02/03/2024		525	574
CeramTec BondCo GmbH, (Germany), Reg. S, 5.25%, 12/15/2025	EUR	200	230
Chemours Co. (The),
4.00%, 05/15/2026	EUR	200	231
4.63%, 11/15/2029 (e)		2,425	2,406
5.75%, 11/15/2028 (e)		1,627	1,700
Diamond BC BV, (Netherlands), 4.63%, 10/01/2029 (e)		2,153	2,136
Element Solutions, Inc., 3.88%, 09/01/2028 (e)		5,945	5,975
EverArc Escrow Sarl, (Luxembourg), 5.00%, 10/30/2029 (e)		2,629	2,631
GCP Applied Technologies, Inc., 5.50%, 04/15/2026 (e)		344	353
HB Fuller Co., 4.25%, 10/15/2028		600	618
Herens Holdco Sarl, (Luxembourg), 4.75%, 05/15/2028 (e)		2,206	2,162
Herens Midco Sarl, (Luxembourg), Reg. S, 5.25%, 05/15/2029	EUR	135	144
Hexion, Inc., 7.88%, 07/15/2027 (e)		3,115	3,286
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 07/01/2028 (e)		2,407	2,567
INEOS Finance plc, (United Kingdom), Reg. S, 3.38%, 03/31/2026	EUR	200	232
INEOS Quattro Finance 2 Plc, (United Kingdom), 3.38%, 01/15/2026 (e)		200	201
Kobe US Midco 2, Inc., 9.25% (cash), 11/01/2026 (e) (v)		804	820
LSF11 A5 HoldCo LLC, 6.63%, 10/15/2029 (e)		417	411
Lune Holdings Sarl, (Luxembourg), Reg. S, 5.63%, 11/15/2028	EUR	100	114
Minerals Technologies, Inc., 5.00%, 07/01/2028 (e)		310	321
Monitchem HoldCo 3 SA, (Luxembourg), Reg. S, 5.25%, 03/15/2025	EUR	200	232
NOVA Chemicals Corp., (Canada), 4.88%, 06/01/2024 (e)		187	193
Olympus Water US Holding Corp.,
4.25%, 10/01/2028 (e)		1,300	1,293
6.25%, 10/01/2029 (e)		1,175	1,145
Orbia Advance Corp. SAB de CV, (Mexico), 1.88%, 05/11/2026 (e)		899	886
Polar US Borrower LLC / Schenectady International Group, Inc., 6.75%, 05/15/2026 (e)		725	712
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 04/01/2025 (e)		2,250	2,300
SCIH Salt Holdings, Inc., 6.63%, 05/01/2029 (e)		1,198	1,120
SCIL IV LLC / SCIL USA Holdings LLC,
Reg. S, 4.38%, 11/01/2026	EUR	100	116

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Chemicals — continued
Reg. S, (ICE LIBOR EUR 3 Month + 4.38%), 4.38%, 11/01/2026 (aa)	EUR	100	115
5.38%, 11/01/2026 (e)		1,286	1,320

SPCM SA, (France),
3.13%, 03/15/2027 (e)		343	339
3.38%, 03/15/2030 (e)		1,450	1,395
TPC Group, Inc.,
10.50%, 08/01/2024 (e)		1,150	834
10.88%, 08/01/2024 (e)		783	838
Tronox, Inc.,
4.63%, 03/15/2029 (e)		2,490	2,487
6.50%, 05/01/2025 (e)		3,305	3,493
Valvoline, Inc.,
3.63%, 06/15/2031 (e)		550	533
4.25%, 02/15/2030 (e)		1,150	1,173
Venator Finance Sarl / Venator Materials LLC, (Multinational),
5.75%, 07/15/2025 (e)		2,635	2,530
9.50%, 07/01/2025 (e)		1,000	1,090
WR Grace Holdings LLC,
4.88%, 06/15/2027 (e)		990	1,017
5.63%, 10/01/2024 (e)		830	874
5.63%, 08/15/2029 (e)		3,893	3,985

			60,424

Forest Products & Paper — 0.0% (g)
Clearwater Paper Corp., 4.75%, 08/15/2028 (e)		1,086	1,105
Suzano Austria GmbH, (Austria), 5.75%, 07/14/2026 (e)		200	228

			1,333

Iron/Steel — 0.5%
Allegheny Technologies, Inc.,
4.88%, 10/01/2029		390	390
5.13%, 10/01/2031		387	390
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, (Canada), 8.75%, 07/15/2026 (e)		858	892
Big River Steel LLC / BRS Finance Corp., 6.63%, 01/31/2029 (e)		4,875	5,271
Cleveland-Cliffs, Inc.,
4.63%, 03/01/2029 (e)		650	663
4.88%, 03/01/2031 (e)		825	857
CSN Resources SA, (Luxembourg), 7.63%, 04/17/2026 (e)		970	1,019
POSCO, (South Korea), 2.38%, 11/12/2022 (e)		2,095	2,120
Steel Dynamics, Inc., 5.00%, 12/15/2026		758	779
thyssenkrupp AG, (Germany), Reg. S, 2.88%, 02/22/2024	EUR	100	117
TMS International Corp., 6.25%, 04/15/2029 (e)		200	199

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	199

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Iron/Steel — continued
United States Steel Corp., 6.88%, 03/01/2029	3,035	3,266
Vale Overseas Ltd., (Cayman Islands), 6.25%, 08/10/2026	279	323

		16,286

Mining — 1.6%
Alcoa Nederland Holding BV, (Netherlands),
5.50%, 12/15/2027 (e)	846	905
6.13%, 05/15/2028 (e)	331	356
Anglo American Capital plc, (United Kingdom), 4.88%, 05/14/2025 (e)	544	593
Arconic Corp.,
6.00%, 05/15/2025 (e)	570	596
6.13%, 02/15/2028 (e)	988	1,051
Coeur Mining, Inc., 5.13%, 02/15/2029 (e)	625	573
Compass Minerals International, Inc.,
4.88%, 07/15/2024 (e)	750	767
6.75%, 12/01/2027 (e)	425	450
Constellium SE, (France),
3.75%, 04/15/2029 (e)	3,952	3,889
5.63%, 06/15/2028 (e)	1,283	1,349
Eldorado Gold Corp., (Canada), 6.25%, 09/01/2029 (e)	2,175	2,212
First Quantum Minerals Ltd., (Canada),
6.50%, 03/01/2024 (e)	785	795
6.88%, 10/15/2027 (e)	375	403
7.25%, 04/01/2023 (e)	3,984	4,030
7.50%, 04/01/2025 (e)	200	206
FMG Resources August 2006 Pty Ltd., (Australia), 5.13%, 05/15/2024 (e)	534	566
Freeport-McMoRan, Inc.,
4.25%, 03/01/2030	50	53
4.38%, 08/01/2028	100	105
4.55%, 11/14/2024	2,380	2,550
5.00%, 09/01/2027	1,033	1,074
5.25%, 09/01/2029	900	986
5.40%, 11/14/2034	347	423
5.45%, 03/15/2043	4,187	5,263
Glencore Finance Canada Ltd., (Canada), 4.25%, 10/25/2022 (e)	965	990
Glencore Funding LLC,
1.63%, 04/27/2026 (e)	396	389
4.13%, 05/30/2023 (e)	2,804	2,916
4.13%, 03/12/2024 (e)	2,000	2,103
4.63%, 04/29/2024 (e)	558	596
Hecla Mining Co., 7.25%, 02/15/2028	1,000	1,071
Hudbay Minerals, Inc., (Canada),
4.50%, 04/01/2026 (e)	375	375
6.13%, 04/01/2029 (e)	2,075	2,200
IAMGOLD Corp., (Canada), 5.75%, 10/15/2028 (e)	760	747
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/2028 (e)	434	472

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Mining — continued
Kaiser Aluminum Corp., 4.50%, 06/01/2031 (e)		494	486
Kinross Gold Corp., (Canada), 5.95%, 03/15/2024		767	832
New Gold, Inc., (Canada),
6.38%, 05/15/2025 (e)		350	359
7.50%, 07/15/2027 (e)		4,890	5,196
Novelis Corp.,
3.25%, 11/15/2026 (e)		1,909	1,926
3.88%, 08/15/2031 (e)		2,952	2,933
4.75%, 01/30/2030 (e)		2,500	2,628
Vedanta Resources Finance II plc, (United Kingdom), 8.95%, 03/11/2025 (e)		957	933

			56,347

Total Basic Materials			134,390

Communications — 11.9%
Advertising — 0.6%
Clear Channel International BV, (Netherlands), 6.63%, 08/01/2025 (e)		2,318	2,405
Clear Channel Outdoor Holdings, Inc.,
7.50%, 06/01/2029 (e)		3,001	3,204
7.75%, 04/15/2028 (e)		2,457	2,629
Lamar Media Corp.,
3.63%, 01/15/2031		350	341
4.88%, 01/15/2029		100	104
Midas OpCo. Holdings LLC, 5.63%, 08/15/2029 (e)		1,883	1,928
Outfront Media Capital LLC / Outfront Media Capital Corp.,
4.25%, 01/15/2029 (e)		741	742
4.63%, 03/15/2030 (e)		200	200
5.00%, 08/15/2027 (e)		263	269
6.25%, 06/15/2025 (e)		500	520
Summer BC Holdco A Sarl, (Luxembourg), Reg. S, 9.25%, 10/31/2027	EUR	90	110
Summer BC Holdco B Sarl, (Luxembourg), Reg. S, 5.75%, 10/31/2026	EUR	300	355
Terrier Media Buyer, Inc., 8.88%, 12/15/2027 (e)		8,868	9,584

			22,391

Internet — 1.0%
Acuris Finance US, Inc. / Acuris Finance Sarl, 5.00%, 05/01/2028 (e)		1,637	1,629
ANGI Group LLC, 3.88%, 08/15/2028 (e)		1,003	980
Arches Buyer, Inc., 4.25%, 06/01/2028 (e)		115	115
Baidu, Inc., (Cayman Islands), 3.08%, 04/07/2025		3,000	3,111
Cablevision Lightpath LLC,
3.88%, 09/15/2027 (e)		2,258	2,190
5.63%, 09/15/2028 (e)		2,412	2,378
Cars.com, Inc., 6.38%, 11/01/2028 (e)		900	959
Expedia Group, Inc., 3.60%, 12/15/2023		1,086	1,128

SEE NOTES TO FINANCIAL STATEMENTS.

200	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Internet — continued
Go Daddy Operating Co. LLC / GD Finance Co., Inc.,
3.50%, 03/01/2029 (e)		974	966
5.25%, 12/01/2027 (e)		1,000	1,034
HSE Finance Sarl, (Luxembourg), Reg. S, 5.63%, 10/15/2026	EUR	100	116
ION Trading Technologies Sarl, (Luxembourg), 5.75%, 05/15/2028 (e)		887	914
Match Group Holdings II LLC,
3.63%, 10/01/2031 (e)		648	630
4.13%, 08/01/2030 (e)		631	637
4.63%, 06/01/2028 (e)		769	800
5.00%, 12/15/2027 (e)		1,000	1,040
Millennium Escrow Corp., 6.63%, 08/01/2026 (e)		500	501
Netflix, Inc., 4.38%, 11/15/2026		558	618
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc.,
4.75%, 04/30/2027 (e)		1,121	1,110
6.00%, 02/15/2028 (e)		1,359	1,332
NortonLifeLock, Inc., 5.00%, 04/15/2025 (e)		1,160	1,169
Rakuten Group, Inc., (Japan), Reg. S, (EUR Swap Rate 5 Year + 4.74%), 4.25%, 04/22/2027 (x) (aa)	EUR	200	224
Twitter, Inc., 3.88%, 12/15/2027 (e)		1,373	1,434
Uber Technologies, Inc.,
4.50%, 08/15/2029 (e)		1,692	1,723
6.25%, 01/15/2028 (e)		5	5
7.50%, 05/15/2025 (e)		1,518	1,595
7.50%, 09/15/2027 (e)		2,645	2,879
8.00%, 11/01/2026 (e)		2,143	2,282
United Group BV, (Netherlands), Reg. S, 4.00%, 11/15/2027	EUR	100	113
VeriSign, Inc., 5.25%, 04/01/2025		1,045	1,152

			34,764

Media — 5.6%
Altice Financing SA, (Luxembourg),
Reg. S, 3.00%, 01/15/2028	EUR	100	108
Reg. S, 4.25%, 08/15/2029	EUR	107	119
5.00%, 01/15/2028 (e)		891	870
5.75%, 08/15/2029 (e)		3,471	3,436
AMC Networks, Inc., 4.25%, 02/15/2029		1,444	1,435
Audacy Capital Corp.,
6.50%, 05/01/2027 (e)		925	915
6.75%, 03/31/2029 (e)		575	562
Cable One, Inc., 4.00%, 11/15/2030 (e)		353	346
CCO Holdings LLC / CCO Holdings Capital Corp.,
4.25%, 02/01/2031 (e)		9,598	9,682
4.25%, 01/15/2034 (e)		4,281	4,212
4.50%, 08/15/2030 (e)		2,100	2,149
4.50%, 05/01/2032		12,568	12,929

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
4.50%, 06/01/2033 (e)	3,515	3,586
4.75%, 03/01/2030 (e)	7,346	7,640
5.00%, 02/01/2028 (e)	1,100	1,144
5.13%, 05/01/2027 (e)	3,499	3,604
5.50%, 05/01/2026 (e)	750	773
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/2027 (e)	4,957	5,129
CSC Holdings LLC,
3.38%, 02/15/2031 (e)	1,065	997
4.13%, 12/01/2030 (e)	3,353	3,274
4.50%, 11/15/2031 (e)	2,072	2,046
4.63%, 12/01/2030 (e)	8,910	8,431
5.00%, 11/15/2031 (e)	1,800	1,735
5.25%, 06/01/2024	1,484	1,543
5.38%, 02/01/2028 (e)	1,500	1,553
5.75%, 01/15/2030 (e)	6,339	6,315
6.50%, 02/01/2029 (e)	1,025	1,097
Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026 (e)	723	750
Diamond Sports Group LLC / Diamond Sports Finance Co.,
5.38%, 08/15/2026 (e)	4,347	2,173
6.63%, 08/15/2027 (e)	11,350	3,178
DirecTV Financing LLC / DirecTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027 (e)	2,476	2,534
DISH DBS Corp.,
5.00%, 03/15/2023	410	420
5.13%, 06/01/2029	5,654	5,145
5.25%, 12/01/2026 (e)	4,537	4,607
5.75%, 12/01/2028 (e)	3,676	3,713
5.88%, 07/15/2022	3,679	3,739
5.88%, 11/15/2024	2,130	2,186
7.38%, 07/01/2028	1,740	1,761
7.75%, 07/01/2026	5,906	6,231
Gray Escrow II, Inc., 5.38%, 11/15/2031 (e)	600	617
Gray Television, Inc.,
4.75%, 10/15/2030 (e)	1,375	1,366
5.88%, 07/15/2026 (e)	1,590	1,643
7.00%, 05/15/2027 (e)	850	909
iHeartCommunications, Inc.,
4.75%, 01/15/2028 (e)	525	533
5.25%, 08/15/2027 (e)	775	806
6.38%, 05/01/2026	730	757
8.38%, 05/01/2027	4,393	4,631
LCPR Senior Secured Financing DAC, (Ireland),
5.13%, 07/15/2029 (e)	1,551	1,559
6.75%, 10/15/2027 (e)	935	982
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027 (e)	575	592
News Corp., 3.88%, 05/15/2029 (e)	725	732
Nexstar Media, Inc.,
4.75%, 11/01/2028 (e)	2,650	2,700
5.63%, 07/15/2027 (e)	1,801	1,882

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	201

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Media — continued
Radiate Holdco LLC / Radiate Finance, Inc.,
4.50%, 09/15/2026 (e)		4,001	4,041
6.50%, 09/15/2028 (e)		5,565	5,590
Scripps Escrow II, Inc.,
3.88%, 01/15/2029 (e)		750	749
5.38%, 01/15/2031 (e)		2,050	2,083
Scripps Escrow, Inc., 5.88%, 07/15/2027 (e)		875	919
Sinclair Television Group, Inc.,
4.13%, 12/01/2030 (e)		1,558	1,476
5.13%, 02/15/2027 (e)		61	59
5.50%, 03/01/2030 (e)		875	849
5.88%, 03/15/2026 (e)		1,100	1,117
Sirius XM Radio, Inc.,
3.13%, 09/01/2026 (e)		2,782	2,783
3.88%, 09/01/2031 (e)		4,690	4,598
4.00%, 07/15/2028 (e)		1,798	1,808
4.13%, 07/01/2030 (e)		325	325
5.50%, 07/01/2029 (e)		463	499
TEGNA, Inc., 5.00%, 09/15/2029		1,050	1,074
Tele Columbus AG, (Germany), Reg. S, 3.88%, 05/02/2025	EUR	144	161
Telenet Finance Luxembourg Notes Sarl, (Luxembourg), 5.50%, 03/01/2028 (e)		2,000	2,060
Townsquare Media, Inc., 6.88%, 02/01/2026 (e)		200	212
Univision Communications, Inc.,
4.50%, 05/01/2029 (e)		1,175	1,187
5.13%, 02/15/2025 (e)		3,614	3,650
6.63%, 06/01/2027 (e)		3,069	3,307
9.50%, 05/01/2025 (e)		2,184	2,334
UPC Broadband Finco BV, (Netherlands), 4.88%, 07/15/2031 (e)		2,877	2,935
UPC Holding BV, (Netherlands), Reg. S, 3.88%, 06/15/2029	EUR	200	232
UPCB Finance VII Ltd., (Cayman Islands), Reg. S, 3.63%, 06/15/2029	EUR	244	283
Urban One, Inc., 7.38%, 02/01/2028 (e)		775	798
Videotron Ltd., (Canada), 3.63%, 06/15/2029 (e)		1,205	1,211
Virgin Media Finance plc, (United Kingdom),
Reg. S, 3.75%, 07/15/2030	EUR	200	227
5.00%, 07/15/2030 (e)		1,650	1,642
Virgin Media Secured Finance plc, (United Kingdom), 5.50%, 05/15/2029 (e)		375	395
Virgin Media Vendor Financing Notes IV DAC, (Ireland), 5.00%, 07/15/2028 (e)		3,116	3,140
Ziggo Bond Co. BV, (Netherlands),
5.13%, 02/28/2030 (e)		955	960
6.00%, 01/15/2027 (e)		1,875	1,931
Ziggo BV, (Netherlands),
4.88%, 01/15/2030 (e)		1,047	1,074
5.50%, 01/15/2027 (e)		875	899

			198,384

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — 4.7%
Altice France Holding SA, (Luxembourg),
6.00%, 02/15/2028 (e)		2,565	2,449
10.50%, 05/15/2027 (e)		9,181	9,870
Altice France SA, (France),
Reg. S, 4.13%, 01/15/2029	EUR	400	452
5.13%, 07/15/2029 (e)		4,222	4,118
5.50%, 01/15/2028 (e)		1,338	1,326
5.50%, 10/15/2029 (e)		1,918	1,889
8.13%, 02/01/2027 (e)		2,728	2,907
Avaya, Inc., 6.13%, 09/15/2028 (e)		1,929	2,045
British Telecommunications plc, (United Kingdom), (CMT Index 5 Year + 3.49%), 4.88%, 11/23/2081 (e) (aa)		200	201
CommScope Technologies LLC, 6.00%, 06/15/2025 (e)		3,064	3,064
CommScope, Inc.,
4.75%, 09/01/2029 (e)		1,653	1,643
6.00%, 03/01/2026 (e)		3,055	3,147
7.13%, 07/01/2028 (e)		1,244	1,222
8.25%, 03/01/2027 (e)		459	471
Connect Finco Sarl / Connect US Finco LLC, (Multinational), 6.75%, 10/01/2026 (e)		7,592	7,981
Consolidated Communications, Inc., 6.50%, 10/01/2028 (e)		1,715	1,801
Digicel Group Holdings Ltd., (Bermuda), 10.00% (Blend (cash 8.00% + PIK 2.00%)), 04/01/2024 (v)		741	741
Digicel International Finance Ltd. / Digicel international Holdings Ltd., (Multinational),
8.75%, 05/25/2024 (e)		1,545	1,586
8.00%, 12/31/2026 (e)		5,725	5,582
13.00% (Blend (cash 6.00% + PIK 7.00%)), 12/31/2025 (e) (v)		2,142	2,201
Digicel Ltd., (Bermuda), 6.75%, 03/01/2023 (e)		7,000	6,755
Frontier Communications Holdings LLC,
5.00%, 05/01/2028 (e)		3,660	3,770
5.88%, 10/15/2027 (e)		1,301	1,376
6.00%, 01/15/2030 (e)		1,389	1,396
6.75%, 05/01/2029 (e)		729	758
Iliad Holding SASU, (France),
6.50%, 10/15/2026 (e)		1,175	1,234
7.00%, 10/15/2028 (e)		1,568	1,649
Intelsat Jackson Holdings SA, (Luxembourg),
5.50%, 08/01/2023 (d)		3,425	1,551
8.50%, 10/15/2024 (d) (e)		3,800	1,741
9.75%, 07/15/2025 (d) (e)		1,875	861
Intrado Corp., 8.50%, 10/15/2025 (e)		1,364	1,344
Kaixo Bondco Telecom SA, (Spain), Reg. S, 5.13%, 09/30/2029	EUR	131	150
Level 3 Financing, Inc.,
3.63%, 01/15/2029 (e)		345	328
3.75%, 07/15/2029 (e)		1,595	1,515
4.25%, 07/01/2028 (e)		1,181	1,169
5.25%, 03/15/2026		1,200	1,227

SEE NOTES TO FINANCIAL STATEMENTS.

202	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
Ligado Networks LLC, 15.50% (PIK), 11/01/2023 (e) (v)		589	477
LogMeIn, Inc., 5.50%, 09/01/2027 (e)		1,075	1,088
Lorca Telecom Bondco SA, (Spain), Reg. S, 4.00%, 09/18/2027	EUR	319	369
Lumen Technologies, Inc.,
4.00%, 02/15/2027 (e)		930	944
4.50%, 01/15/2029 (e)		2,675	2,588
5.13%, 12/15/2026 (e)		1,588	1,653
5.38%, 06/15/2029 (e)		1,813	1,813
Series P, 7.60%, 09/15/2039		1,715	1,839
Series T, 5.80%, 03/15/2022		3,000	3,022
Series U, 7.65%, 03/15/2042		1,142	1,229
Nokia OYJ, (Finland), 6.63%, 05/15/2039		275	380
Oi Movel SA, (Brazil), Reg. S, 8.75%, 07/30/2026		200	206
Oi SA, (Brazil), Reg. S, 10.00% (cash), 07/27/2025 (v)		100	88
SoftBank Group Corp., (Japan),
Reg. S, 5.00%, 04/15/2028	EUR	100	117
Reg. S, (USD ICE Swap Rate 5 Year + 4.23%), 6.00%, 07/19/2023 (x) (aa)		200	198
Sprint Capital Corp.,
6.88%, 11/15/2028		4,366	5,523
8.75%, 03/15/2032		4,628	6,942
Sprint Communications, Inc., 6.00%, 11/15/2022		100	104
Sprint Corp.,
7.13%, 06/15/2024		400	449
7.63%, 02/15/2025		4,000	4,600
7.63%, 03/01/2026		6,671	8,009
7.88%, 09/15/2023		2,885	3,177
Switch Ltd.,
3.75%, 09/15/2028 (e)		1,305	1,315
4.13%, 06/15/2029 (e)		2,982	3,049
Telecom Italia Capital SA, (Luxembourg), 6.00%, 09/30/2034		2,294	2,426
Telecom Italia Finance SA, (Luxembourg), Reg. S, 7.75%, 01/24/2033	EUR	400	605
Telecom Italia SpA, (Italy),
Reg. S, 1.63%, 01/18/2029	EUR	200	208
5.30%, 05/30/2024 (e)		1,172	1,234
Telefonica Europe BV, (Netherlands), Reg. S, (EUR Swap Rate 6 Year + 4.11%), 4.38%, 12/14/2024 (x) (aa)	EUR	300	367
Telesat Canada / Telesat LLC, (Canada), 4.88%, 06/01/2027 (e)		430	381
T-Mobile USA, Inc.,
2.63%, 02/15/2029		2,680	2,640
2.88%, 02/15/2031		437	432
3.38%, 04/15/2029 (e)		1,700	1,732
3.50%, 04/15/2031 (e)		2,590	2,694
4.75%, 02/01/2028		600	631

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
Viasat, Inc.,
5.63%, 09/15/2025 (e)		1,490	1,498
5.63%, 04/15/2027 (e)		1,108	1,141
6.50%, 07/15/2028 (e)		2,849	2,856
Viavi Solutions, Inc., 3.75%, 10/01/2029 (e)		1,507	1,507
Vmed O2 UK Financing I plc, (United Kingdom),
Reg. S, 4.00%, 01/31/2029	GBP	200	265
4.75%, 07/15/2031 (e)		3,080	3,118
Vodafone Group plc, (United Kingdom),
Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.05%), 6.25%, 10/03/2078 (aa)		200	214
Reg. S, (EUR Swap Rate 5 Year + 3.23%), 3.00%, 08/27/2080 (aa)	EUR	100	114
Zayo Group Holdings, Inc.,
4.00%, 03/01/2027 (e)		4,640	4,571
6.13%, 03/01/2028 (e)		9,242	9,103

			168,436

Total Communications			423,975

Consumer Cyclical — 14.5%
Airlines — 1.0%
Air Canada, (Canada), 3.88%, 08/15/2026 (e)		1,406	1,434
Air France-KLM, (France), Reg. S, 3.88%, 07/01/2026	EUR	100	110
American Airlines Group, Inc., 3.75%, 03/01/2025 (e)		1,030	963
American Airlines, Inc., 11.75%, 07/15/2025 (e)		4,967	6,128
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., (Multinational),
5.50%, 04/20/2026 (e)		2,100	2,183
5.75%, 04/20/2029 (e)		5,726	6,113
British Airways 2013-1 Class A Pass Through Trust, 4.63%, 06/20/2024 (e)		236	247
Delta Air Lines, Inc., 7.00%, 05/01/2025 (e)		508	581
Delta Air Lines, Inc. / SkyMiles IP Ltd., (Multinational), 4.75%, 10/20/2028 (e)		2,560	2,797
Deutsche Lufthansa AG, (Germany),
Reg. S, 2.00%, 07/14/2024	EUR	200	226
Reg. S, 2.88%, 02/11/2025	EUR	100	114
Reg. S, 3.50%, 07/14/2029	EUR	200	225
Finnair OYJ, (Finland), Reg. S, 4.25%, 05/19/2025	EUR	125	144
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., (Cayman Islands), 5.75%, 01/20/2026 (e)		2,408	2,520
International Consolidated Airlines Group SA, (Spain),
Reg. S, 2.75%, 03/25/2025	EUR	100	111
Reg. S, 3.75%, 03/25/2029	EUR	100	111

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	203

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Airlines — continued
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/2027 (e)	2,470	2,637
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., (Cayman Islands), 8.00%, 09/20/2025 (e)	1	1
United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.88%, 10/15/2027	1,737	1,903
United Airlines 2020-1 Class B Pass Through Trust, 4.88%, 01/15/2026	54	56
United Airlines, Inc.,
4.38%, 04/15/2026 (e)	3,987	4,158
4.63%, 04/15/2029 (e)	3,013	3,107

		35,869

Apparel — 0.2%
Crocs, Inc.,
4.13%, 08/15/2031 (e)	713	697
4.25%, 03/15/2029 (e)	551	544
Kontoor Brands, Inc., 4.13%, 11/15/2029 (e)	599	599
Levi Strauss & Co., 3.50%, 03/01/2031 (e)	205	209
PVH Corp., 4.63%, 07/10/2025	1,590	1,732
William Carter Co. (The),
5.50%, 05/15/2025 (e)	324	336
5.63%, 03/15/2027 (e)	1,875	1,939
Wolverine World Wide, Inc., 4.00%, 08/15/2029 (e)	1,632	1,587

		7,643

Auto Manufacturers — 2.2%
Allison Transmission, Inc.,
3.75%, 01/30/2031 (e)	2,492	2,430
5.88%, 06/01/2029 (e)	1,588	1,727
Daimler Finance North America LLC, 3.65%, 02/22/2024 (e)	2,800	2,947
Daimler Trucks Finance North America LLC,
1.63%, 12/13/2024 (e)	384	387
2.00%, 12/14/2026 (e)	562	565
Ford Motor Co.,
3.25%, 02/12/2032	3,369	3,450
4.75%, 01/15/2043	7,125	7,864
5.29%, 12/08/2046	6,875	8,080
7.40%, 11/01/2046	425	585
Ford Motor Credit Co. LLC,
2.70%, 08/10/2026	1,024	1,033
2.90%, 02/16/2028	623	625
2.98%, 08/03/2022	4,385	4,407
3.38%, 11/13/2025	2,250	2,338
3.82%, 11/02/2027	200	211
4.00%, 11/13/2030	2,468	2,655
4.13%, 08/17/2027	315	340
4.13%, 08/04/2025	1,577	1,674
4.39%, 01/08/2026	2,500	2,694

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — continued
5.11%, 05/03/2029		1,176	1,336
5.13%, 06/16/2025		2,570	2,795
5.58%, 03/18/2024		4,429	4,772
General Motors Co., 5.40%, 10/02/2023		1,016	1,088
General Motors Financial Co., Inc.,
2.75%, 06/20/2025		2,724	2,812
3.15%, 06/30/2022		988	999
3.95%, 04/13/2024		681	716
5.10%, 01/17/2024		2,043	2,191
5.25%, 03/01/2026		451	506
Series C, (CMT Index 5 Year + 5.00%), 5.70%, 09/30/2030 (x) (aa)		5	6
Hyundai Capital America,
0.80%, 01/08/2024 (e)		1,257	1,239
0.88%, 06/14/2024 (e)		852	836
1.00%, 09/17/2024 (e)		351	345
1.25%, 09/18/2023 (e)		1,000	999
1.50%, 06/15/2026 (e)		674	655
2.85%, 11/01/2022 (e)		1,214	1,235
Jaguar Land Rover Automotive plc, (United Kingdom),
Reg. S, 6.88%, 11/15/2026	EUR	100	129
7.75%, 10/15/2025 (e)		200	216
JB Poindexter & Co., Inc., 7.13%, 04/15/2026 (e)		950	994
PM General Purchaser LLC, 9.50%, 10/01/2028 (e)		2,175	2,204
RCI Banque SA, (France), Reg. S, (EUR Swap Rate 5 Year + 2.85%), 2.63%, 02/18/2030 (aa)	EUR	200	228
Stellantis NV, (Netherlands), 5.25%, 04/15/2023		3,969	4,163
Volkswagen Group of America Finance LLC,
2.90%, 05/13/2022 (e)		222	224
3.35%, 05/13/2025 (e)		1,110	1,168
Wabash National Corp., 4.50%, 10/15/2028 (e)		1,420	1,434

			77,302

Auto Parts & Equipment — 1.5%
Adient Global Holdings Ltd., (Jersey), 4.88%, 08/15/2026 (e)		5,325	5,432
Adient US LLC, 9.00%, 04/15/2025 (e)		352	374
American Axle & Manufacturing, Inc.,
5.00%, 10/01/2029		2,950	2,893
6.25%, 03/15/2026		1,375	1,404
6.50%, 04/01/2027		950	987
6.88%, 07/01/2028		2,000	2,157
Clarios Global LP / Clarios US Finance Co., (Multinational),
Reg. S, 4.38%, 05/15/2026	EUR	300	350
6.25%, 05/15/2026 (e)		1,783	1,865
8.50%, 05/15/2027 (e)		10,200	10,812

SEE NOTES TO FINANCIAL STATEMENTS.

204	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Parts & Equipment — continued
Clarios Global LP, (Canada), 6.75%, 05/15/2025 (e)		3,150	3,300
Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)		1,375	1,134
Dana Financing Luxembourg Sarl, (Luxembourg), 5.75%, 04/15/2025 (e)		500	512
Dana, Inc.,
4.25%, 09/01/2030		425	431
4.50%, 02/15/2032		825	823
5.38%, 11/15/2027		775	812
5.63%, 06/15/2028		2,541	2,700
Dealer Tire LLC / DT Issuer LLC, 8.00%, 02/01/2028 (e)		1,095	1,140
Dornoch Debt Merger Sub, Inc., 6.63%, 10/15/2029 (e)		1,710	1,689
Faurecia SE, (France),
Reg. S, 2.75%, 02/15/2027	EUR	100	116
Reg. S, 3.75%, 06/15/2028	EUR	100	119
Goodyear Tire & Rubber Co. (The),
5.00%, 07/15/2029 (e)		491	528
5.25%, 07/15/2031 (e)		713	774
5.63%, 04/30/2033		1,105	1,206
9.50%, 05/31/2025		199	215
Grupo Antolin-Irausa SA, (Spain), Reg. S, 3.50%, 04/30/2028	EUR	100	107
IHO Verwaltungs GmbH, (Germany),
4.75% (cash), 09/15/2026 (e) (v)		1,265	1,290
6.00% (cash), 05/15/2027 (e) (v)		325	335
6.38% (cash), 05/15/2029 (e) (v)		1,000	1,075
Leather 2 SpA, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 4.50%), 4.50%, 09/30/2028 (aa)	EUR	100	114
Meritor, Inc., 4.50%, 12/15/2028 (e)		71	71
Real Hero Merger Sub 2, Inc., 6.25%, 02/01/2029 (e)		1,825	1,822
Tenneco, Inc.,
5.13%, 04/15/2029 (e)		2,575	2,517
7.88%, 01/15/2029 (e)		164	177
Titan International, Inc., 7.00%, 04/30/2028		1,213	1,292
ZF Finance GmbH, (Germany),
Reg. S, 2.00%, 05/06/2027	EUR	100	114
Reg. S, 3.75%, 09/21/2028	EUR	100	122
ZF North America Capital, Inc., 4.75%, 04/29/2025 (e)		1,465	1,571

			52,380

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029 (e)		558	557
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027 (e)		1,719	1,755
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (e)		5,429	5,388

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Distribution/Wholesale — continued
IAA, Inc., 5.50%, 06/15/2027 (e)		28	29
KAR Auction Services, Inc., 5.13%, 06/01/2025 (e)		975	990
Ritchie Bros Holdings, Inc., 4.75%, 12/15/2031 (e)		125	130

			8,849

Entertainment — 2.6%
Affinity Gaming, 6.88%, 12/15/2027 (e)		1,523	1,584
AMC Entertainment Holdings, Inc., 10.00%, 06/15/2026 (e)		1,026	1,014
Banijay Group SAS, (France), Reg. S, 6.50%, 03/01/2026	EUR	200	236
Boyne USA, Inc., 4.75%, 05/15/2029 (e)		870	896
Caesars Entertainment, Inc.,
4.63%, 10/15/2029 (e)		3,012	3,012
6.25%, 07/01/2025 (e)		7,877	8,268
8.13%, 07/01/2027 (e)		6,560	7,259
Caesars Resort Collection LLC / CRC Finco, Inc., 5.75%, 07/01/2025 (e)		2,059	2,150
CCM Merger, Inc., 6.38%, 05/01/2026 (e)		875	911
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op,
5.50%, 05/01/2025 (e)		2,876	2,977
6.50%, 10/01/2028		3	3
Churchill Downs, Inc.,
4.75%, 01/15/2028 (e)		1,710	1,770
5.50%, 04/01/2027 (e)		911	938
Cirsa Finance International Sarl, (Luxembourg), Reg. S, 4.75%, 05/22/2025	EUR	200	226
CPUK Finance Ltd., (Jersey),
Reg. S, 4.50%, 08/28/2027	GBP	100	135
Reg. S, 4.88%, 08/28/2025	GBP	200	271
Empire Resorts, Inc., 7.75%, 11/01/2026 (e)		571	574
Everi Holdings, Inc., 5.00%, 07/15/2029 (e)		388	392
Gamma Bidco SpA, (Italy),
Reg. S, 5.13%, 07/15/2025	EUR	100	114
Reg. S, 6.25%, 07/15/2025	EUR	100	117
Golden Entertainment, Inc., 7.63%, 04/15/2026 (e)		2,750	2,874
International Game Technology plc, (United Kingdom),
Reg. S, 3.50%, 06/15/2026	EUR	200	232
4.13%, 04/15/2026 (e)		400	412
5.25%, 01/15/2029 (e)		1,050	1,112
6.25%, 01/15/2027 (e)		1,055	1,182
6.50%, 02/15/2025 (e)		1,250	1,356
Jacobs Entertainment, Inc., 7.88%, 02/01/2024 (e)		1,092	1,114
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029 (e)		506	515

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	205

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Entertainment — continued
Live Nation Entertainment, Inc.,
3.75%, 01/15/2028 (e)	55	55
4.75%, 10/15/2027 (e)	292	300
4.88%, 11/01/2024 (e)	1,313	1,326
6.50%, 05/15/2027 (e)	2,969	3,247
Merlin Entertainments Ltd., (United Kingdom), 5.75%, 06/15/2026 (e)	420	437
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 05/01/2029 (e)	2,434	2,446
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026 (e)	1,700	1,785
Motion Bondco DAC, (Ireland), 6.63%, 11/15/2027 (e)	2,725	2,752
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In, 8.50%, 11/15/2027 (e)	2,961	3,198
Penn National Gaming, Inc.,
4.13%, 07/01/2029 (e)	955	926
5.63%, 01/15/2027 (e)	3,225	3,290
Powdr Corp., 6.00%, 08/01/2025 (e)	168	175
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp.,
5.63%, 09/01/2029 (e)	1,370	1,359
5.88%, 09/01/2031 (e)	2,445	2,454
Raptor Acquisition Corp. / Raptor Co-Issuer LLC, 4.88%, 11/01/2026 (e)	818	826
Scientific Games International, Inc.,
5.00%, 10/15/2025 (e)	396	408
7.00%, 05/15/2028 (e)	818	871
7.25%, 11/15/2029 (e)	575	641
8.25%, 03/15/2026 (e)	5,683	5,982
8.63%, 07/01/2025 (e)	5,383	5,746
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029 (e)	950	967
Six Flags Entertainment Corp., 4.88%, 07/31/2024 (e)	850	859
Six Flags Theme Parks, Inc., 7.00%, 07/01/2025 (e)	2,994	3,197
Vail Resorts, Inc., 6.25%, 05/15/2025 (e)	921	958
WMG Acquisition Corp.,
3.00%, 02/15/2031 (e)	500	479
3.75%, 12/01/2029 (e)	175	175
3.88%, 07/15/2030 (e)	25	25
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.,
5.13%, 10/01/2029 (e)	5,226	5,304
7.75%, 04/15/2025 (e)	1,220	1,280

		93,112

Food Service — 0.1%
Aramark Services, Inc.,
5.00%, 04/01/2025 (e)	1,271	1,297
5.00%, 02/01/2028 (e)	41	42

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Food Service — continued
6.38%, 05/01/2025 (e)	1,501	1,569

		2,908

Home Builders — 1.8%
Ashton Woods USA LLC / Ashton Woods Finance Co.,
4.63%, 08/01/2029 (e)	1,883	1,859
4.63%, 04/01/2030 (e)	767	754
6.63%, 01/15/2028 (e)	700	739
Beazer Homes USA, Inc.,
5.88%, 10/15/2027	2,925	3,060
6.75%, 03/15/2025	2,150	2,206
7.25%, 10/15/2029	1,950	2,174
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, (Canada),
4.88%, 02/15/2030 (e)	2,563	2,621
5.00%, 06/15/2029 (e)	1,271	1,272
6.25%, 09/15/2027 (e)	5,575	5,819
Century Communities, Inc.,
3.88%, 08/15/2029 (e)	200	201
6.75%, 06/01/2027	1,850	1,952
Forestar Group, Inc.,
3.85%, 05/15/2026 (e)	1,540	1,544
5.00%, 03/01/2028 (e)	1,100	1,129
KB Home,
4.00%, 06/15/2031	1,300	1,349
4.80%, 11/15/2029	2,250	2,456
6.88%, 06/15/2027	725	850
Lennar Corp.,
4.50%, 04/30/2024	1,818	1,931
4.75%, 11/15/2022	1,434	1,467
4.75%, 05/30/2025	915	1,001
M/I Homes, Inc., 4.95%, 02/01/2028	1,880	1,955
Mattamy Group Corp., (Canada),
4.63%, 03/01/2030 (e)	3,784	3,854
5.25%, 12/15/2027 (e)	1,000	1,052
Meritage Homes Corp.,
5.13%, 06/06/2027	1,375	1,514
6.00%, 06/01/2025	2,575	2,871
Picasso Finance Sub, Inc., 6.13%, 06/15/2025 (e)	1,614	1,687
Shea Homes LP / Shea Homes Funding Corp.,
4.75%, 02/15/2028 (e)	1,300	1,329
4.75%, 04/01/2029 (e)	1,150	1,172
STL Holding Co. LLC, 7.50%, 02/15/2026 (e)	1,525	1,609
Taylor Morrison Communities, Inc.,
5.13%, 08/01/2030 (e)	3,277	3,605
5.75%, 01/15/2028 (e)	1,150	1,285
5.88%, 06/15/2027 (e)	2,922	3,272
6.63%, 07/15/2027 (e)	2,800	2,947
Thor Industries, Inc., 4.00%, 10/15/2029 (e)	660	653

SEE NOTES TO FINANCIAL STATEMENTS.

206	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Home Builders — continued
Toll Brothers Finance Corp.,
4.38%, 04/15/2023		230	238
4.88%, 11/15/2025		146	161
Tri Pointe Homes, Inc.,
5.25%, 06/01/2027		175	188
5.70%, 06/15/2028		1,475	1,622
Williams Scotsman International, Inc., 4.63%, 08/15/2028 (e)		771	796

			66,194

Home Furnishings — 0.1%
Tempur Sealy International, Inc.,
3.88%, 10/15/2031 (e)		1,027	1,029
4.00%, 04/15/2029 (e)		1,655	1,684

			2,713

Housewares — 0.3%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025 (e)		641	673
Newell Brands, Inc.,
4.88%, 06/01/2025		1,150	1,254
6.00%, 04/01/2046		411	527
Scotts Miracle-Gro Co. (The),
4.00%, 04/01/2031 (e)		2,073	2,047
4.50%, 10/15/2029		1,927	2,009
SWF Escrow Issuer Corp., 6.50%, 10/01/2029 (e)		2,645	2,542

			9,052

Leisure Time — 0.6%
Carnival Corp., (Panama),
4.00%, 08/01/2028 (e)		3,740	3,712
5.75%, 03/01/2027 (e)		3,405	3,405
6.00%, 05/01/2029 (e)		1,974	1,964
9.88%, 08/01/2027 (e)		1,123	1,283
Reg. S, 10.13%, 02/01/2026	EUR	200	257
10.50%, 02/01/2026 (e)		1,505	1,718
Life Time, Inc.,
5.75%, 01/15/2026 (e)		993	1,028
8.00%, 04/15/2026 (e)		668	700
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029 (e)		684	662
NCL Corp. Ltd., (Bermuda),
5.88%, 03/15/2026 (e)		991	986
10.25%, 02/01/2026 (e)		350	407
NCL Finance Ltd., (Bermuda), 6.13%, 03/15/2028 (e)		1,214	1,196
Royal Caribbean Cruises Ltd., (Liberia),
5.50%, 08/31/2026 (e)		387	394
5.50%, 04/01/2028 (e)		1,313	1,328
9.13%, 06/15/2023 (e)		772	816
11.50%, 06/01/2025 (e)		1,292	1,447
Viking Cruises Ltd., (Bermuda),
5.88%, 09/15/2027 (e)		200	190
6.25%, 05/15/2025 (e)		500	495
Viking Ocean Cruises Ship VII Ltd., (Bermuda), 5.63%, 02/15/2029 (e)		762	761

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Leisure Time — continued
Vista Outdoor, Inc., 4.50%, 03/15/2029 (e)		575	579

			23,328

Lodging — 1.1%
Accor SA, (France), Reg. S, (EUR Swap Rate 5 Year + 4.56%), 4.38%, 01/30/2024 (x) (aa)	EUR	200	231
Boyd Gaming Corp.,
4.75%, 12/01/2027		3,366	3,433
4.75%, 06/15/2031 (e)		2,440	2,489
8.63%, 06/01/2025 (e)		361	387
Hilton Domestic Operating Co., Inc.,
3.63%, 02/15/2032 (e)		3,525	3,506
3.75%, 05/01/2029 (e)		1,600	1,612
4.00%, 05/01/2031 (e)		915	937
4.88%, 01/15/2030		2,027	2,166
5.38%, 05/01/2025 (e)		300	312
5.75%, 05/01/2028 (e)		315	337
Hyatt Hotels Corp.,
1.30%, 10/01/2023		891	891
1.80%, 10/01/2024		1,000	1,000
MGM Resorts International,
4.63%, 09/01/2026		500	520
4.75%, 10/15/2028		4,780	4,923
5.50%, 04/15/2027		1,900	2,024
5.75%, 06/15/2025		398	428
6.75%, 05/01/2025		3,190	3,334
Station Casinos LLC,
4.50%, 02/15/2028 (e)		1,100	1,106
4.63%, 12/01/2031 (e)		1,296	1,307
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025 (e)		1,650	1,642
Travel + Leisure Co.,
6.60%, 10/01/2025		1,090	1,213
6.63%, 07/31/2026 (e)		581	644
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/2028 (e)		294	303
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023 (e)		840	846
Wynn Macau Ltd., (Cayman Islands),
4.88%, 10/01/2024 (e)		500	470
5.13%, 12/15/2029 (e)		525	477
5.50%, 10/01/2027 (e)		1,330	1,237

			37,775

Office Furnishings — 0.0% (g)
Interface, Inc., 5.50%, 12/01/2028 (e)		475	498

Retail — 2.7%
1011778 BC ULC / New Red Finance, Inc., (Canada),
3.50%, 02/15/2029 (e)		1,475	1,460
3.88%, 01/15/2028 (e)		1,432	1,450
4.00%, 10/15/2030 (e)		6,650	6,534
4.38%, 01/15/2028 (e)		1,998	2,038
5.75%, 04/15/2025 (e)		77	80

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	207

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Retail — continued
Academy Ltd., 6.00%, 11/15/2027 (e)		350	373
Arcos Dorados Holdings, Inc., (British Virgin Islands),
5.88%, 04/04/2027 (e)		200	206
6.63%, 09/27/2023 (e)		500	530
Arko Corp., 5.13%, 11/15/2029 (e)		673	650
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028		388	396
4.75%, 03/01/2030		3	3
5.00%, 02/15/2032 (e)		1,320	1,370
At Home Group, Inc.,
4.88%, 07/15/2028 (e)		300	296
7.13%, 07/15/2029 (e)		1,750	1,719
Bath & Body Works, Inc.,
6.63%, 10/01/2030 (e)		3	3
6.88%, 11/01/2035		1,441	1,791
9.38%, 07/01/2025 (e)		349	426
Beacon Roofing Supply, Inc., 4.13%, 05/15/2029 (e)		356	356
Brinker International, Inc.,
3.88%, 05/15/2023		675	690
5.00%, 10/01/2024 (e)		2,007	2,138
Burger King France SAS, (France), Reg. S, (ICE LIBOR EUR 3 Month + 4.75%), 4.75%, 11/01/2026 (aa)	EUR	100	115
Carrols Restaurant Group, Inc., 5.88%, 07/01/2029 (e)		1,800	1,620
Carvana Co.,
4.88%, 09/01/2029 (e)		811	772
5.50%, 04/15/2027 (e)		999	989
Constellation Automotive Financing plc, (United Kingdom), Reg. S, 4.88%, 07/15/2027	GBP	100	133
Douglas GmbH, (Germany), Reg. S, 6.00%, 04/08/2026	EUR	100	113
Dufry One BV, (Netherlands), Reg. S, 2.50%, 10/15/2024	EUR	200	224
eG Global Finance plc, (United Kingdom),
Reg. S, 4.38%, 02/07/2025	EUR	135	154
Reg. S, 6.25%, 10/30/2025	EUR	314	367
6.75%, 02/07/2025 (e)		2,643	2,676
8.50%, 10/30/2025 (e)		1,193	1,236
Foundation Building Materials, Inc., 6.00%, 03/01/2029 (e)		3,027	2,974
Gap, Inc. (The),
3.63%, 10/01/2029 (e)		700	692
3.88%, 10/01/2031 (e)		1,625	1,603
Golden Nugget, Inc., 6.75%, 10/15/2024 (e)		6,689	6,689
Goldstory SASU, (France), Reg. S, 5.38%, 03/01/2026	EUR	100	116
Guitar Center, Inc., 8.50%, 01/15/2026 (e)		808	867
GYP Holdings III Corp., 4.63%, 05/01/2029 (e)		1,502	1,506

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
IRB Holding Corp.,
6.75%, 02/15/2026 (e)		1,269	1,293
7.00%, 06/15/2025 (e)		263	278
Ken Garff Automotive LLC, 4.88%, 09/15/2028 (e)		3	3
LBM Acquisition LLC, 6.25%, 01/15/2029 (e)		3,612	3,571
LCM Investments Holdings II LLC, 4.88%, 05/01/2029 (e)		1,617	1,662
Lithia Motors, Inc., 3.88%, 06/01/2029 (e)		492	502
Midco GB SASU, (France), Reg. S, 7.75% (cash), 11/01/2027 (v)	EUR	100	117
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/2026 (e)		1,844	1,957
Park River Holdings, Inc., 5.63%, 02/01/2029 (e)		3,075	2,937
Penske Automotive Group, Inc.,
3.50%, 09/01/2025		438	448
3.75%, 06/15/2029 (e)		252	250
PetSmart, Inc. / PetSmart Finance Corp.,
4.75%, 02/15/2028 (e)		1,481	1,520
7.75%, 02/15/2029 (e)		4,357	4,733
Sally Holdings LLC / Sally Capital, Inc.,
5.63%, 12/01/2025		1,250	1,278
8.75%, 04/30/2025 (e)		3,000	3,195
Sonic Automotive, Inc., 4.63%, 11/15/2029 (e)		262	264
Specialty Building Products Holdings LLC / SBP Finance Corp., 6.38%, 09/30/2026 (e)		954	1,000
SRS Distribution, Inc.,
4.63%, 07/01/2028 (e)		2,244	2,252
6.00%, 12/01/2029 (e)		2,942	2,957
6.13%, 07/01/2029 (e)		1,966	1,986
Staples, Inc.,
7.50%, 04/15/2026 (e)		2,561	2,631
10.75%, 04/15/2027 (e)		700	660
Stonegate Pub Co. Financing 2019 plc, (United Kingdom), Reg. S, 8.25%, 07/31/2025	GBP	200	274
Suburban Propane Partners LP / Suburban Energy Finance Corp.,
5.00%, 06/01/2031 (e)		2,693	2,723
5.88%, 03/01/2027		2,675	2,762
Superior Plus LP / Superior General Partner, Inc., (Canada), 4.50%, 03/15/2029 (e)		2,050	2,107
Tendam Brands SAU, (Spain), Reg. S, (ICE LIBOR EUR 3 Month + 5.25%), 5.25%, 09/15/2024 (aa)	EUR	100	113
Very Group Funding Plc (The), (United Kingdom), Reg. S, 6.50%, 08/01/2026	GBP	100	135
White Cap Buyer LLC, 6.88%, 10/15/2028 (e)		2,796	2,915
White Cap Parent LLC, 8.25% (cash), 03/15/2026 (e) (v)		2,010	2,055

SEE NOTES TO FINANCIAL STATEMENTS.

208	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Retail — continued
Yum! Brands, Inc.,
3.63%, 03/15/2031		1,300	1,295
4.63%, 01/31/2032		100	106
4.75%, 01/15/2030 (e)		527	571

			95,905

Toys/Games/Hobbies — 0.1%
Mattel, Inc.,
3.38%, 04/01/2026 (e)		630	646
3.75%, 04/01/2029 (e)		382	396
5.45%, 11/01/2041		929	1,109
6.20%, 10/01/2040		1,217	1,576

			3,727

Total Consumer Cyclical			517,255

Consumer Non-cyclical — 13.0%
Agriculture — 0.3%
BAT Capital Corp., 3.22%, 08/15/2024		86	89
BAT International Finance plc, (United Kingdom), 3.95%, 06/15/2025 (e)		1,108	1,177
Imperial Brands Finance plc, (United Kingdom),
3.13%, 07/26/2024 (e)		1,223	1,264
3.75%, 07/21/2022 (e)		3,500	3,539
Reynolds American, Inc., 4.45%, 06/12/2025		332	359
Tereos Finance Groupe I SA, (France), Reg. S, 7.50%, 10/30/2025	EUR	100	122
Vector Group Ltd., 5.75%, 02/01/2029 (e)		3,200	3,114
Viterra Finance BV, (Netherlands), 2.00%, 04/21/2026 (e)		1,342	1,334

			10,998

Beverages — 0.0% (g)
Central American Bottling Corp., (British Virgin Islands), 5.75%, 01/31/2027 (e)		1,684	1,730

Biotechnology — 0.1%
Gilead Sciences, Inc., 0.75%, 09/29/2023		2,000	1,991
Grifols Escrow Issuer SA, (Spain),
Reg. S, 3.88%, 10/15/2028	EUR	100	114
4.75%, 10/15/2028 (e)		425	434

			2,539

Commercial Services — 3.3%
Adani Ports & Special Economic Zone Ltd., (India), 3.38%, 07/24/2024 (e)		800	822
Adtalem Global Education, Inc., 5.50%, 03/01/2028 (e)		1,570	1,535
Albion Financing 1 Sarl / Aggreko Holdings, Inc., (Luxembourg), 6.13%, 10/15/2026 (e)		644	650
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.00%, 06/01/2029 (e)		5,038	4,899
6.63%, 07/15/2026 (e)		6,887	7,220
9.75%, 07/15/2027 (e)		5,927	6,333

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl, (Multinational),
4.63%, 06/01/2028 (e)		9,016	8,942
Reg. S, 3.63%, 06/01/2028	EUR	117	130
Reg. S, 4.88%, 06/01/2028	GBP	100	131
AMN Healthcare, Inc.,
4.00%, 04/15/2029 (e)		1,875	1,901
4.63%, 10/01/2027 (e)		128	132
APi Escrow Corp., 4.75%, 10/15/2029 (e)		550	561
APi Group DE, Inc., 4.13%, 07/15/2029 (e)		480	482
APX Group, Inc.,
5.75%, 07/15/2029 (e)		1,029	1,014
6.75%, 02/15/2027 (e)		1,804	1,894
Ashtead Capital, Inc.,
4.00%, 05/01/2028 (e)		838	876
4.38%, 08/15/2027 (e)		1,027	1,064
Autostrade per l’Italia SpA, (Italy),
Reg. S, 1.88%, 11/04/2025	EUR	100	117
Reg. S, 2.00%, 01/15/2030	EUR	400	469
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.75%, 04/01/2028 (e)		1,000	1,022
5.38%, 03/01/2029 (e)		305	322
5.75%, 07/15/2027 (e)		500	519
Avis Budget Finance Plc, (Jersey), Reg. S, 4.75%, 01/30/2026	EUR	300	348
BCP V Modular Services Finance II plc, (United Kingdom),
Reg. S, 4.75%, 11/30/2028	EUR	200	229
Reg. S, 6.13%, 11/30/2028	GBP	100	135
Block, Inc., 3.50%, 06/01/2031 (e)		2,363	2,422
Brink’s Co. (The), 5.50%, 07/15/2025 (e)		1,000	1,040
Carriage Services, Inc., 4.25%, 05/15/2029 (e)		450	448
CoreLogic, Inc., 4.50%, 05/01/2028 (e)		1,954	1,947
EC Finance plc, (United Kingdom), Reg. S, 3.00%, 10/15/2026	EUR	282	328
Garda World Security Corp., (Canada),
4.63%, 02/15/2027 (e)		1,801	1,792
6.00%, 06/01/2029 (e)		725	693
9.50%, 11/01/2027 (e)		2,587	2,789
Gartner, Inc.,
3.63%, 06/15/2029 (e)		1,539	1,556
3.75%, 10/01/2030 (e)		2,181	2,230
4.50%, 07/01/2028 (e)		928	969
HealthEquity, Inc., 4.50%, 10/01/2029 (e)		1,643	1,627
Herc Holdings, Inc., 5.50%, 07/15/2027 (e)		1,624	1,689
Hertz Corp. (The),
4.63%, 12/01/2026 (e)		868	874
5.00%, 12/01/2029 (e)		1,522	1,523
House of Finance NV (The), (Belgium), Reg. S, 4.38%, 07/15/2026	EUR	100	115
IHS Markit Ltd., (Bermuda), 4.13%, 08/01/2023		731	764
IPD 3 BV, (Netherlands), Reg. S, 5.50%, 12/01/2025	EUR	200	234

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	209

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Commercial Services — continued
La Financiere Atalian SASU, (France),
Reg. S, 5.13%, 05/15/2025	EUR	100	113
Reg. S, 6.63%, 05/15/2025	GBP	100	134
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/2026 (e)		41	41
Loxam SAS, (France),
Reg. S, 3.75%, 07/15/2026	EUR	100	116
Reg. S, 5.75%, 07/15/2027	EUR	100	117
Metis Merger Sub LLC, 6.50%, 05/15/2029 (e)		3,298	3,239
MoneyGram International, Inc., 5.38%, 08/01/2026 (e)		391	397
MPH Acquisition Holdings LLC,
5.50%, 09/01/2028 (e)		3,733	3,784
5.75%, 11/01/2028 (e)		1,625	1,546
NESCO Holdings II, Inc., 5.50%, 04/15/2029 (e)		1,940	2,003
Nielsen Co. Luxembourg Sarl (The), (Luxembourg), 5.00%, 02/01/2025 (e)		825	838
Nielsen Finance LLC / Nielsen Finance Co.,
4.50%, 07/15/2029 (e)		225	221
4.75%, 07/15/2031 (e)		450	444
5.63%, 10/01/2028 (e)		3,101	3,202
5.88%, 10/01/2030 (e)		624	659
PECF USS Intermediate Holding III Corp., 8.00%, 11/15/2029 (e)		826	855
Prime Security Services Borrower LLC / Prime Finance, Inc.,
3.38%, 08/31/2027 (e)		646	623
5.75%, 04/15/2026 (e)		266	286
6.25%, 01/15/2028 (e)		1,134	1,182
Rekeep SpA, (Italy), Reg. S, 7.25%, 02/01/2026	EUR	200	242
Sabre GLBL, Inc.,
7.38%, 09/01/2025 (e)		2,237	2,338
9.25%, 04/15/2025 (e)		1,315	1,486
Service Corp. International,
3.38%, 08/15/2030		2,072	2,036
4.00%, 05/15/2031		2,780	2,815
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026 (e)		1,341	1,389
Signal Parent, Inc., 6.13%, 04/01/2029 (e)		750	666
Sotheby’s, 7.38%, 10/15/2027 (e)		2,403	2,559
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/2029 (e)		1,742	1,777
Techem Verwaltungsgesellschaft 674 mbH, (Germany), Reg. S, 6.00%, 07/30/2026	EUR	88	103
Triton Container International Ltd., (Bermuda),
0.80%, 08/01/2023 (e)		992	982
1.15%, 06/07/2024 (e)		223	220
United Rentals North America, Inc.,
3.75%, 01/15/2032		1,450	1,460
3.88%, 02/15/2031		2,050	2,081
4.00%, 07/15/2030		375	385

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
4.88%, 01/15/2028		4,000	4,204
5.25%, 01/15/2030		1,930	2,089
Verisure Holding AB, (Sweden), Reg. S, 3.25%, 02/15/2027	EUR	100	113
Verscend Escrow Corp., 9.75%, 08/15/2026 (e)		5,913	6,285

			117,817

Cosmetics/Personal Care — 0.1%
Coty, Inc.,
Reg. S, 4.00%, 04/15/2023	EUR	300	342
5.00%, 04/15/2026 (e)		857	883
Coty, Inc. / HFC Prestige Products, Inc. / HFC Prestige International US LLC, 4.75%, 01/15/2029 (e)		550	559
Edgewell Personal Care Co., 4.13%, 04/01/2029 (e)		625	630

			2,414

Food — 2.4%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC,
3.25%, 03/15/2026 (e)		230	235
3.50%, 02/15/2023 (e)		25	26
4.63%, 01/15/2027 (e)		2,756	2,892
4.88%, 02/15/2030 (e)		893	964
5.88%, 02/15/2028 (e)		2,087	2,212
7.50%, 03/15/2026 (e)		1,500	1,601
B&G Foods, Inc., 5.25%, 09/15/2027		3,036	3,138
Bellis Acquisition Co. plc, (United Kingdom),
Reg. S, 3.25%, 02/16/2026	GBP	100	130
Reg. S, 4.50%, 02/16/2026	GBP	100	135
C&S Group Enterprises LLC, 5.00%, 12/15/2028 (e)		1,425	1,348
Casino Guichard Perrachon SA, (France), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 3.82%), 3.99%, 01/31/2024 (x) (aa)	EUR	100	74
Chobani LLC / Chobani Finance Corp., Inc.,
4.63%, 11/15/2028 (e)		1,351	1,388
7.50%, 04/15/2025 (e)		3,616	3,720
Fresh Market, Inc. (The), 9.75%, 05/01/2023 (e)		297	306
Iceland Bondco plc, (United Kingdom),
Reg. S, 4.38%, 05/15/2028	GBP	200	236
Reg. S, 4.63%, 03/15/2025	GBP	100	127
JBS USA Food Co., 5.75%, 01/15/2028 (e)		650	678
JBS USA LUX SA / JBS USA Finance, Inc., (Multinational), 6.75%, 02/15/2028 (e)		2,021	2,180
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational),
3.75%, 12/01/2031 (e)		1,285	1,304
5.50%, 01/15/2030 (e)		762	829
6.50%, 04/15/2029 (e)		2,245	2,469
Kraft Heinz Foods Co.,
4.38%, 06/01/2046		5,342	6,264
4.88%, 10/01/2049		7,616	9,579
5.00%, 07/15/2035		289	354

SEE NOTES TO FINANCIAL STATEMENTS.

210	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Food — continued
5.00%, 06/04/2042		525	653
5.20%, 07/15/2045		4,585	5,837
5.50%, 06/01/2050		5,818	7,903
6.88%, 01/26/2039		1,250	1,837
Lamb Weston Holdings, Inc.,
4.13%, 01/31/2030 (e)		1,685	1,729
4.38%, 01/31/2032 (e)		1,554	1,603
NBM US Holdings, Inc., 7.00%, 05/14/2026 (e)		1,000	1,049
Performance Food Group, Inc.,
4.25%, 08/01/2029 (e)		1,994	1,978
5.50%, 10/15/2027 (e)		275	287
Pilgrim’s Pride Corp.,
3.50%, 03/01/2032 (e)		2,563	2,589
4.25%, 04/15/2031 (e)		2,598	2,728
5.88%, 09/30/2027 (e)		2,313	2,442
Post Holdings, Inc.,
4.50%, 09/15/2031 (e)		3,330	3,305
4.63%, 04/15/2030 (e)		3,004	3,060
5.50%, 12/15/2029 (e)		816	857
5.63%, 01/15/2028 (e)		1,266	1,341
5.75%, 03/01/2027 (e)		1,325	1,368
Premier Foods Finance plc, (United Kingdom), Reg. S, 3.50%, 10/15/2026	GBP	100	134
Quatrim SASU, (France), Reg. S, 5.88%, 01/15/2024	EUR	200	234
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 4.63%, 03/01/2029 (e)		881	868
US Foods, Inc.,
4.75%, 02/15/2029 (e)		3,263	3,316
6.25%, 04/15/2025 (e)		374	389

			87,696

Healthcare — Products — 0.6%
Avantor Funding, Inc.,
3.88%, 11/01/2029 (e)		1,531	1,548
4.63%, 07/15/2028 (e)		3,396	3,540
Hologic, Inc., 3.25%, 02/15/2029 (e)		177	177
Mozart Debt Merger Sub, Inc.,
3.88%, 04/01/2029 (e)		4,217	4,202
5.25%, 10/01/2029 (e)		7,620	7,724
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA,
7.25%, 02/01/2028 (e)		3,326	3,576
7.38%, 06/01/2025 (e)		1,480	1,561

			22,328

Healthcare — Services — 3.8%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029 (e)		469	482
AHP Health Partners, Inc., 5.75%, 07/15/2029 (e)		2,242	2,219
Akumin, Inc., (Canada), 7.00%, 11/01/2025 (e)		67	64
CAB SELAS, (France), Reg. S, 3.38%, 02/01/2028	EUR	200	227

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare — Services — continued
Cano Health LLC, 6.25%, 10/01/2028 (e)		460	460
Catalent Pharma Solutions, Inc.,
Reg. S, 2.38%, 03/01/2028	EUR	200	227
3.13%, 02/15/2029 (e)		647	638
3.50%, 04/01/2030 (e)		2,794	2,769
5.00%, 07/15/2027 (e)		768	798
Centene Corp.,
2.45%, 07/15/2028		3,388	3,337
2.50%, 03/01/2031		4,741	4,615
2.63%, 08/01/2031		2,969	2,910
3.00%, 10/15/2030		5,845	5,942
4.25%, 12/15/2027		1,228	1,280
4.63%, 12/15/2029		1,950	2,103
Charles River Laboratories International, Inc.,
3.75%, 03/15/2029 (e)		621	627
4.00%, 03/15/2031 (e)		517	530
4.25%, 05/01/2028 (e)		405	421
CHS / Community Health Systems, Inc.,
5.63%, 03/15/2027 (e)		747	791
6.00%, 01/15/2029 (e)		601	641
6.13%, 04/01/2030 (e)		1,311	1,297
6.63%, 02/15/2025 (e)		5,779	5,981
6.88%, 04/15/2029 (e)		1,985	2,022
8.00%, 03/15/2026 (e)		6,501	6,834
DaVita, Inc.,
3.75%, 02/15/2031 (e)		4,675	4,547
4.63%, 06/01/2030 (e)		2,621	2,683
Encompass Health Corp.,
4.50%, 02/01/2028		170	175
4.63%, 04/01/2031		667	679
4.75%, 02/01/2030		1,369	1,410
Fresenius Medical Care US Finance II, Inc., 5.88%, 01/31/2022 (e)		276	277
Global Medical Response, Inc., 6.50%, 10/01/2025 (e)		1,275	1,288
HCA, Inc.,
3.50%, 09/01/2030		7,547	7,976
5.25%, 04/15/2025		1,686	1,866
5.25%, 06/15/2026		436	490
5.38%, 02/01/2025		2,418	2,657
5.38%, 09/01/2026		1,089	1,224
5.63%, 09/01/2028		2,654	3,101
5.88%, 05/01/2023		50	53
5.88%, 02/15/2026		750	847
5.88%, 02/01/2029		725	864
IQVIA, Inc.,
5.00%, 10/15/2026 (e)		897	920
5.00%, 05/15/2027 (e)		480	497
Korian SA, (France), Reg. S, (UK Gilts 5 Year + 9.08%), 4.13%, 03/15/2024 (x) (aa)	GBP	100	135
Legacy LifePoint Health LLC,
4.38%, 02/15/2027 (e)		790	796
6.75%, 04/15/2025 (e)		1,765	1,840
LifePoint Health, Inc., 5.38%, 01/15/2029 (e)		2,421	2,409

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	211

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Healthcare — Services — continued
MEDNAX, Inc., 6.25%, 01/15/2027 (e)	3,162	3,308
ModivCare Escrow Issuer, Inc., 5.00%, 10/01/2029 (e)	602	615
Molina Healthcare, Inc.,
3.88%, 11/15/2030 (e)	1,307	1,356
3.88%, 05/15/2032 (e)	477	480
4.38%, 06/15/2028 (e)	1,130	1,164
Prime Healthcare Services, Inc., 7.25%, 11/01/2025 (e)	3,049	3,232
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/01/2026 (e)	5,873	6,206
Select Medical Corp., 6.25%, 08/15/2026 (e)	1,627	1,723
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025 (e)	2,091	2,107
10.00%, 04/15/2027 (e)	2,048	2,176
Syneos Health, Inc., 3.63%, 01/15/2029 (e)	1,995	1,970
Tenet Healthcare Corp.,
4.25%, 06/01/2029 (e)	6,219	6,315
4.63%, 07/15/2024	217	220
4.63%, 09/01/2024 (e)	769	786
4.88%, 01/01/2026 (e)	1,795	1,844
5.13%, 11/01/2027 (e)	1,857	1,934
6.13%, 10/01/2028 (e)	13,635	14,401
6.25%, 02/01/2027 (e)	3,175	3,286
7.50%, 04/01/2025 (e)	98	103

		137,175

Household Products/Wares — 0.2%
ACCO Brands Corp., 4.25%, 03/15/2029 (e)	1,775	1,762
Central Garden & Pet Co.,
4.13%, 10/15/2030	834	841
4.13%, 04/30/2031 (e)	300	302
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.,
5.00%, 12/31/2026 (e)	100	99
7.00%, 12/31/2027 (e)	1,525	1,437
Spectrum Brands, Inc.,
3.88%, 03/15/2031 (e)	349	344
5.50%, 07/15/2030 (e)	1,871	2,007

		6,792

Pharmaceuticals — 2.2%
180 Medical, Inc., 3.88%, 10/15/2029 (e)	519	525
AdaptHealth LLC,
4.63%, 08/01/2029 (e)	1,650	1,650
5.13%, 03/01/2030 (e)	1,266	1,288
6.13%, 08/01/2028 (e)	2,225	2,359
Bausch Health Americas, Inc., 8.50%, 01/31/2027 (e)	2,200	2,310
Bausch Health Cos., Inc., (Canada),
4.88%, 06/01/2028 (e)	1,127	1,152
5.00%, 01/30/2028 (e)	2,075	1,909
5.00%, 02/15/2029 (e)	2,284	2,016
5.25%, 01/30/2030 (e)	5,150	4,532
5.25%, 02/15/2031 (e)	6,200	5,448

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pharmaceuticals — continued
6.13%, 04/15/2025 (e)		2,671	2,724
6.25%, 02/15/2029 (e)		9,998	9,501
7.00%, 01/15/2028 (e)		2,398	2,386
7.25%, 05/30/2029 (e)		2,500	2,475
9.00%, 12/15/2025 (e)		1,172	1,234
Bayer US Finance II LLC,
3.88%, 12/15/2023 (e)		554	579
4.25%, 12/15/2025 (e)		2,940	3,181
Cheplapharm Arzneimittel GmbH, (Germany),
Reg. S, 4.38%, 01/15/2028	EUR	200	237
5.50%, 01/15/2028 (e)		1,019	1,032
Diocle Spa, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 3.88%), 3.88%, 06/30/2026 (aa)	EUR	79	91
Endo Dac / Endo Finance LLC / Endo Finco, Inc., (Multinational),
6.00%, 06/30/2028 (e)		425	316
9.50%, 07/31/2027 (e)		2,165	2,204
Endo Luxembourg Finance Co. I Sarl / Endo US, Inc., (Luxembourg), 6.13%, 04/01/2029 (e)		2,411	2,363
Gruenenthal GmbH, (Germany),
Reg. S, 3.63%, 11/15/2026	EUR	100	117
Reg. S, 4.13%, 05/15/2028	EUR	117	137
Jazz Securities DAC, (Ireland), 4.38%, 01/15/2029 (e)		3,034	3,142
Mylan, Inc., 3.13%, 01/15/2023 (e)		1,950	1,991
Nidda BondCo GmbH, (Germany), Reg. S, 5.00%, 09/30/2025	EUR	100	113
Nidda Healthcare Holding GmbH, (Germany), Reg. S, 3.50%, 09/30/2024	EUR	400	454
Option Care Health, Inc., 4.38%, 10/31/2029 (e)		528	529
Organon & Co. / Organon Foreign Debt Co-Issuer BV,
4.13%, 04/30/2028 (e)		2,328	2,366
5.13%, 04/30/2031 (e)		4,954	5,175
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/2025 (e)		2,786	2,789
Par Pharmaceutical, Inc., 7.50%, 04/01/2027 (e)		3,788	3,871
PRA Health Sciences, Inc., 2.88%, 07/15/2026 (e)		1,397	1,399
Prestige Brands, Inc.,
3.75%, 04/01/2031 (e)		1,690	1,639
5.13%, 01/15/2028 (e)		50	52
Rossini Sarl, (Luxembourg), Reg. S, 6.75%, 10/30/2025	EUR	200	236
Teva Pharmaceutical Finance Netherlands II BV, (Netherlands),
4.50%, 03/01/2025	EUR	200	236
6.00%, 01/31/2025	EUR	200	245
Vizient, Inc., 6.25%, 05/15/2027 (e)		935	976

			76,979

Total Consumer Non-cyclical			466,468

SEE NOTES TO FINANCIAL STATEMENTS.

212	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified — 0.0% (g)
Holding Companies — Diversified — 0.0% (g)
Stena International SA, (Luxembourg), 6.13%, 02/01/2025 (e)		550	564

Energy — 10.7%
Coal — 0.0% (g)
Coronado Finance Pty Ltd., (Australia), 10.75%, 05/15/2026 (e)		812	875

Energy — Alternate Sources — 0.1%
Cullinan Holdco Scsp, (Luxembourg), Reg. S, 4.63%, 10/15/2026	EUR	100	115
Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 01/15/2026 (e)		1,317	1,360
TerraForm Power Operating LLC,
4.25%, 01/31/2023 (e)		1,550	1,585
4.75%, 01/15/2030 (e)		471	494

			3,554

Oil & Gas — 6.1%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2026 (e)		3,193	3,430
Antero Resources Corp.,
5.00%, 03/01/2025		2,400	2,438
5.38%, 03/01/2030 (e)		1,604	1,715
7.63%, 02/01/2029 (e)		2,462	2,733
8.38%, 07/15/2026 (e)		1,477	1,682
Apache Corp.,
4.25%, 01/15/2030		604	655
4.38%, 10/15/2028		112	122
4.75%, 04/15/2043		2,451	2,696
4.88%, 11/15/2027		1,377	1,501
5.10%, 09/01/2040		1,467	1,658
5.25%, 02/01/2042		78	90
5.35%, 07/01/2049		25	29
7.75%, 12/15/2029		1,450	1,832
Ascent Resources Utica Holdings LLC / ARU Finance Corp.,
5.88%, 06/30/2029 (e)		1,719	1,654
7.00%, 11/01/2026 (e)		3,975	4,030
8.25%, 12/31/2028 (e)		1,975	2,059
9.00%, 11/01/2027 (e)		1,942	2,592
Athabasca Oil Corp., (Canada), 9.75%, 11/01/2026 (e)		3,300	3,267
BP Capital Markets plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.17%), 4.25%, 03/22/2027 (x) (aa)	GBP	100	141
Callon Petroleum Co.,
6.13%, 10/01/2024		1,012	997
8.00%, 08/01/2028 (e)		4,463	4,508
9.00%, 04/01/2025 (e)		4,218	4,555
Cenovus Energy, Inc., (Canada), 5.38%, 07/15/2025		1,150	1,270
Centennial Resource Production LLC,
5.38%, 01/15/2026 (e)		75	73
6.88%, 04/01/2027 (e)		575	587

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oil & Gas — continued
Chesapeake Energy Corp.,
5.50%, 02/01/2026 (e)	688	724
5.88%, 02/01/2029 (e)	375	401
Citgo Holding, Inc., 9.25%, 08/01/2024 (e)	895	899
CITGO Petroleum Corp., 7.00%, 06/15/2025 (e)	699	719
Civitas Resources, Inc., 5.00%, 10/15/2026 (e)	393	397
CNX Resources Corp.,
6.00%, 01/15/2029 (e)	1,639	1,705
7.25%, 03/14/2027 (e)	1,275	1,352
Colgate Energy Partners III LLC,
5.88%, 07/01/2029 (e)	2,412	2,484
7.75%, 02/15/2026 (e)	422	456
Comstock Resources, Inc.,
5.88%, 01/15/2030 (e)	3,201	3,281
6.75%, 03/01/2029 (e)	5,119	5,545
7.50%, 05/15/2025 (e)	1,976	2,038
Continental Resources, Inc.,
2.27%, 11/15/2026 (e)	329	327
3.80%, 06/01/2024	2,430	2,536
4.90%, 06/01/2044	50	55
5.75%, 01/15/2031 (e)	800	942
Coterra Energy, Inc., 4.38%, 06/01/2024 (e)	1,255	1,327
CrownRock LP / CrownRock Finance, Inc.,
5.00%, 05/01/2029 (e)	450	467
5.63%, 10/15/2025 (e)	6,508	6,654
Devon Energy Corp.,
5.25%, 09/15/2024	2,188	2,368
5.25%, 10/15/2027	1,390	1,466
5.88%, 06/15/2028	32	35
8.25%, 08/01/2023	804	878
Diamondback Energy, Inc., 4.75%, 05/31/2025	342	375
Endeavor Energy Resources LP / EER Finance, Inc.,
5.75%, 01/30/2028 (e)	950	1,006
6.63%, 07/15/2025 (e)	2,884	3,052
EQT Corp.,
3.13%, 05/15/2026 (e)	762	782
3.63%, 05/15/2031 (e)	312	324
3.90%, 10/01/2027	3,613	3,880
5.00%, 01/15/2029	969	1,073
6.63%, 02/01/2025	591	666
7.50%, 02/01/2030	2,435	3,129
Gazprom PJSC Via Gaz Capital SA, (Luxembourg), 6.51%, 03/07/2022 (e)	522	526
Great Western Petroleum LLC / Great Western Finance Corp., 12.00%, 09/01/2025 (e)	68	71
Harbour Energy plc, (United Kingdom), 5.50%, 10/15/2026 (e)	264	262
Hilcorp Energy I LP / Hilcorp Finance Co.,
5.75%, 02/01/2029 (e)	1,150	1,185

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	213

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
6.00%, 02/01/2031 (e)	1,863	1,919
6.25%, 11/01/2028 (e)	1,250	1,314
Independence Energy Finance LLC, 7.25%, 05/01/2026 (e)	2,789	2,897
Laredo Petroleum, Inc., 9.50%, 01/15/2025	1,226	1,251
Lukoil Capital DAC, (Ireland), 2.80%, 04/26/2027 (e)	335	330
Lundin Energy Finance BV, (Netherlands), 2.00%, 07/15/2026 (e)	1,734	1,723
Matador Resources Co., 5.88%, 09/15/2026	3,606	3,714
MEG Energy Corp., (Canada),
5.88%, 02/01/2029 (e)	800	839
6.50%, 01/15/2025 (e)	2,387	2,429
7.13%, 02/01/2027 (e)	2,800	2,982
Murphy Oil Corp., 6.88%, 08/15/2024	380	388
Nabors Industries Ltd., (Bermuda),
7.25%, 01/15/2026 (e)	2,705	2,502
7.50%, 01/15/2028 (e)	3,197	2,893
Nabors Industries, Inc.,
5.75%, 02/01/2025	2,350	2,161
7.38%, 05/15/2027 (e)	1,720	1,780
Neptune Energy Bondco plc, (United Kingdom),
6.63%, 05/15/2025 (e)	400	408
Reg. S, 6.63%, 05/15/2025	200	204
Northern Oil and Gas, Inc., 8.13%, 03/01/2028 (e)	3,249	3,428
Occidental Petroleum Corp.,
2.70%, 02/15/2023	72	73
2.90%, 08/15/2024	2,209	2,255
4.10%, 02/15/2047	619	607
4.20%, 03/15/2048	1,931	1,931
4.30%, 08/15/2039	132	132
4.40%, 04/15/2046	3,847	3,943
4.50%, 07/15/2044	2,416	2,488
4.63%, 06/15/2045	2,259	2,344
5.50%, 12/01/2025	1,975	2,190
5.55%, 03/15/2026	1,251	1,393
5.88%, 09/01/2025	2,675	2,949
6.13%, 01/01/2031	1,250	1,523
6.20%, 03/15/2040	2,495	3,069
6.38%, 09/01/2028	608	722
6.45%, 09/15/2036	1,625	2,072
6.63%, 09/01/2030	1,225	1,516
6.95%, 07/01/2024	421	467
7.15%, 05/15/2028	675	790
7.50%, 05/01/2031	1,050	1,381
7.88%, 09/15/2031	500	667
8.50%, 07/15/2027	950	1,185
8.88%, 07/15/2030	1,100	1,485
Ovintiv, Inc.,
6.50%, 08/15/2034	125	161
6.50%, 02/01/2038	150	195

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas — continued
Parkland Corp., (Canada),
4.50%, 10/01/2029 (e)		875	876
4.63%, 05/01/2030 (e)		875	869
Parsley Energy LLC / Parsley Finance Corp., 5.63%, 10/15/2027 (e)		1,178	1,203
PDC Energy, Inc.,
5.75%, 05/15/2026		1,448	1,495
6.13%, 09/15/2024		253	256
Petroleos Mexicanos, (Mexico),
(ICE LIBOR USD 3 Month + 3.65%), 3.85%, 03/11/2022 (aa)		1,000	1,000
5.38%, 03/13/2022		800	807
6.88%, 08/04/2026		711	782
Precision Drilling Corp., (Canada), 6.88%, 01/15/2029 (e)		1,475	1,503
Range Resources Corp.,
4.88%, 05/15/2025		2,775	2,865
8.25%, 01/15/2029		125	139
9.25%, 02/01/2026		2,940	3,169
Repsol International Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.41%), 4.25%, 09/11/2028 (x) (aa)	EUR	300	369
Rockcliff Energy II LLC, 5.50%, 10/15/2029 (e)		1,667	1,717
Saudi Arabian Oil Co., (Saudi Arabia), 2.88%, 04/16/2024 (e)		450	465
SM Energy Co.,
5.63%, 06/01/2025		1,075	1,083
6.50%, 07/15/2028		917	949
6.75%, 09/15/2026		738	758
10.00%, 01/15/2025 (e)		5,096	5,606
Southwestern Energy Co.,
4.75%, 02/01/2032		1,703	1,793
5.38%, 02/01/2029		1,777	1,879
5.38%, 03/15/2030		2,900	3,107
6.45%, 01/23/2025		3	3
8.38%, 09/15/2028		375	419
Suncor Energy, Inc., (Canada), 7.88%, 06/15/2026		650	792
Sunoco LP / Sunoco Finance Corp.,
4.50%, 05/15/2029		1,419	1,441
4.50%, 04/30/2030 (e)		1,500	1,537
Tap Rock Resources LLC, 7.00%, 10/01/2026 (e)		2,625	2,730
Tengizchevroil Finance Co. International Ltd., (Bermuda), 2.63%, 08/15/2025 (e)		1,400	1,403
Transocean, Inc., (Cayman Islands), 11.50%, 01/30/2027 (e)		1,200	1,176
UGI International LLC, Reg. S, 2.50%, 12/01/2029	EUR	100	112
Valero Energy Corp., 2.85%, 04/15/2025		696	721
Vine Energy Holdings LLC, 6.75%, 04/15/2029 (e)		3,773	4,094

SEE NOTES TO FINANCIAL STATEMENTS.

214	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
Viper Energy Partners LP, 5.38%, 11/01/2027 (e)		917	947

			216,466

Oil & Gas Services — 0.3%
Archrock Partners LP / Archrock Partners Finance Corp.,
6.25%, 04/01/2028 (e)		4,362	4,548
6.88%, 04/01/2027 (e)		1,577	1,656
CGG SA, (France), Reg. S, 7.75%, 04/01/2027	EUR	100	113
USA Compression Partners LP / USA Compression Finance Corp.,
6.88%, 04/01/2026		1,635	1,700
6.88%, 09/01/2027		2,767	2,923
Weatherford International Ltd., (Bermuda),
6.50%, 09/15/2028 (e)		98	104
8.63%, 04/30/2030 (e)		787	817

			11,861

Pipelines — 4.2%
Antero Midstream Partners LP / Antero Midstream Finance Corp.,
5.38%, 06/15/2029 (e)		2,118	2,213
5.75%, 03/01/2027 (e)		2,472	2,562
5.75%, 01/15/2028 (e)		3,476	3,645
7.88%, 05/15/2026 (e)		1,700	1,873
Buckeye Partners LP,
3.95%, 12/01/2026		503	512
5.60%, 10/15/2044		1,033	1,002
5.85%, 11/15/2043		17	17
Cheniere Corpus Christi Holdings LLC,
5.88%, 03/31/2025		2,787	3,090
7.00%, 06/30/2024		1,866	2,064
Cheniere Energy Partners LP,
3.25%, 01/31/2032 (e)		3,583	3,619
4.00%, 03/01/2031		3,907	4,102
4.50%, 10/01/2029		3,487	3,696
Cheniere Energy, Inc., 4.63%, 10/15/2028		11,207	11,851
CNX Midstream Partners LP, 4.75%, 04/15/2030 (e)		1,217	1,212
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 06/15/2031 (e)		2,308	2,409
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.00%, 02/01/2029 (e)		57	59
DCP Midstream Operating LP,
5.60%, 04/01/2044		258	321
5.63%, 07/15/2027		1,000	1,130
6.75%, 09/15/2037 (e)		658	879
DT Midstream, Inc.,
4.13%, 06/15/2029 (e)		584	598
4.38%, 06/15/2031 (e)		3,397	3,533

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pipelines — continued
Energy Transfer LP,
4.25%, 03/15/2023	776	797
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)	2,157	2,195
EnLink Midstream LLC, 5.63%, 01/15/2028 (e)	692	720
EnLink Midstream Partners LP,
4.15%, 06/01/2025	241	250
4.40%, 04/01/2024	879	919
4.85%, 07/15/2026	20	21
5.05%, 04/01/2045	14	13
5.60%, 04/01/2044	1,390	1,402
EQM Midstream Partners LP,
4.50%, 01/15/2029 (e)	1,735	1,804
4.75%, 01/15/2031 (e)	789	834
5.50%, 07/15/2028	1,625	1,775
6.00%, 07/01/2025 (e)	2,270	2,469
6.50%, 07/01/2027 (e)	1,816	2,034
6.50%, 07/15/2048	700	851
Florida Gas Transmission Co. LLC, 3.88%, 07/15/2022 (e)	5,000	5,045
Global Partners LP / GLP Finance Corp.,
6.88%, 01/15/2029	825	864
7.00%, 08/01/2027	600	622
Harvest Midstream I LP, 7.50%, 09/01/2028 (e)	233	249
Hess Midstream Operations LP,
4.25%, 02/15/2030 (e)	992	985
5.13%, 06/15/2028 (e)	775	807
Holly Energy Partners LP / Holly Energy Finance Corp., 5.00%, 02/01/2028 (e)	650	648
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027 (e)	187	192
ITT Holdings LLC, 6.50%, 08/01/2029 (e)	1,255	1,242
New Fortress Energy, Inc.,
6.50%, 09/30/2026 (e)	4,039	4,009
6.75%, 09/15/2025 (e)	3,588	3,624
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 02/01/2026 (e)	1,239	1,278
NGPL PipeCo. LLC, 7.77%, 12/15/2037 (e)	1,166	1,636
NOVA Gas Transmission Ltd., (Canada), 7.88%, 04/01/2023	800	865
NuStar Logistics LP,
5.75%, 10/01/2025	728	783
6.00%, 06/01/2026	1,825	1,980
6.38%, 10/01/2030	13	15
Oasis Midstream Partners LP / OMP Finance Corp., 8.00%, 04/01/2029 (e)	400	436
Plains All American Pipeline LP / PAA Finance Corp., 2.85%, 01/31/2023	1,351	1,370
Rattler Midstream LP, 5.63%, 07/15/2025 (e)	350	364

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	215

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pipelines — continued
Rockies Express Pipeline LLC,
3.60%, 05/15/2025 (e)		50	52
4.80%, 05/15/2030 (e)		550	573
6.88%, 04/15/2040 (e)		1,500	1,695
7.50%, 07/15/2038 (e)		1,000	1,130
Rubis Terminal Infra SAS, (France), Reg. S, 5.63%, 05/15/2025	EUR	100	118
Sabine Pass Liquefaction LLC,
5.63%, 04/15/2023		1,354	1,416
5.75%, 05/15/2024		3,792	4,125
5.88%, 06/30/2026		1,500	1,722
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.,
5.75%, 04/15/2025		675	611
8.50%, 10/15/2026 (e)		495	516
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.,
5.50%, 01/15/2028 (e)		1,550	1,536
6.00%, 03/01/2027 (e)		1,438	1,496
6.00%, 12/31/2030 (e)		1,625	1,628
7.50%, 10/01/2025 (e)		25	27
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
4.88%, 02/01/2031		1,053	1,144
5.38%, 02/01/2027		2,000	2,061
5.50%, 03/01/2030		3,754	4,101
5.88%, 04/15/2026		2,400	2,504
6.50%, 07/15/2027		1,665	1,785
6.88%, 01/15/2029		58	65
Venture Global Calcasieu Pass LLC,
3.88%, 08/15/2029 (e)		3,905	4,052
3.88%, 11/01/2033 (e)		6,311	6,628
4.13%, 08/15/2031 (e)		2,839	3,009
Western Midstream Operating LP,
(ICE LIBOR USD 3 Month + 1.85%), 1.97%, 01/13/2023 (aa)		835	834
3.95%, 06/01/2025		1,704	1,786
4.00%, 07/01/2022		350	351
4.35%, 02/01/2025		1,250	1,306
4.75%, 08/15/2028		700	773
5.30%, 02/01/2030		1,250	1,376
5.30%, 03/01/2048		2,263	2,727
5.45%, 04/01/2044		2,018	2,412
5.50%, 08/15/2048		251	300
6.50%, 02/01/2050		3,440	4,068

			151,412

Total Energy			384,168

Financial — 10.7%
Banks — 3.9%
ABN AMRO Bank NV, (Netherlands),
4.75%, 07/28/2025 (e)		1,879	2,046
4.80%, 04/18/2026 (e)		400	441

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
AIB Group plc, (Ireland),
(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 04/10/2025 (e) (aa)		2,983	3,142
4.75%, 10/12/2023 (e)		3,203	3,388
Reg. S, (EUR Swap Rate 5 Year + 6.63%), 6.25%, 06/23/2025 (x) (aa)	EUR	200	252
Australia & New Zealand Banking Group Ltd., (Australia),
4.40%, 05/19/2026 (e)		2,114	2,315
4.50%, 03/19/2024 (e)		280	298
Banca Monte dei Paschi di Siena SpA, (Italy), Reg. S, 1.88%, 01/09/2026	EUR	100	111
Banco BPM SpA, (Italy),
Reg. S, (EUR Swap Rate 5 Year + 3.80%), 3.25%, 01/14/2031 (aa)	EUR	100	114
Reg. S, (EUR Swap Rate 5 Year + 5.42%), 5.00%, 09/14/2030 (aa)	EUR	100	122
Banco de Sabadell SA, (Spain), Reg. S, (EUR Swap Rate 5 Year + 2.95%), 2.50%, 04/15/2031 (aa)	EUR	200	226
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, (Mexico), 4.13%, 11/09/2022 (e)		4,248	4,349
Banco Santander SA, (Spain), Reg. S, (EUR Swap Rate 5 Year + 5.00%), 5.25%, 09/29/2023 (x) (aa)	EUR	200	238
Bank of America Corp.,
(United States SOFR + 0.41%), 0.52%, 06/14/2024 (aa)		1,114	1,107
(United States SOFR + 1.01%), 1.20%, 10/24/2026 (aa)		1,014	994
(United States SOFR + 1.15%), 1.32%, 06/19/2026 (aa)		408	404
(United States SOFR + 0.65%), 1.53%, 12/06/2025 (aa)		819	821
(ICE LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/2023 (aa)		1,075	1,087
(ICE LIBOR USD 3 Month + 1.16%), 3.12%, 01/20/2023 (aa)		1,121	1,122
Series L, 3.95%, 04/21/2025		1,217	1,301
Bank of Cyprus PCL, (Cyprus), Reg. S, (EUR Swap Rate 5 Year + 2.79%), 2.50%, 06/24/2027 (aa)	EUR	100	109
Bank of Ireland Group plc, (Ireland),
(CMT Index 1 Year + 1.10%), 2.03%, 09/30/2027 (e) (aa)		799	785
4.50%, 11/25/2023 (e)		1,589	1,681
BankUnited, Inc., 4.88%, 11/17/2025		864	950
Barclays plc, (United Kingdom),
4.38%, 09/11/2024		960	1,026
(CMT Index 5 Year + 3.41%), 4.38%, 03/15/2028 (x) (aa)		1,645	1,611
(ICE LIBOR USD 3 Month + 1.40%), 4.61%, 02/15/2023 (aa)		3,395	3,410
5.20%, 05/12/2026		1,190	1,328

SEE NOTES TO FINANCIAL STATEMENTS.

216	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Reg. S, (UK Gilts 5 Year + 6.02%), 6.38%, 12/15/2025 (x) (aa)	GBP	200	293
(UK Gilts 5 Year + 6.58%), 7.13%, 06/15/2025 (x) (aa)	GBP	200	298
BBVA Bancomer SA, (Mexico), 4.38%, 04/10/2024 (e)		1,400	1,488
BNP Paribas SA, (France),
(United States SOFR + 1.00%), 1.32%, 01/13/2027 (e) (aa)		221	215
3.38%, 01/09/2025 (e)		229	240
4.38%, 09/28/2025 (e)		270	293
4.38%, 05/12/2026 (e)		279	304
(ICE LIBOR USD 3 Month + 2.24%), 4.71%, 01/10/2025 (e) (aa)		409	435
BPCE SA, (France),
4.50%, 03/15/2025 (e)		497	536
4.88%, 04/01/2026 (e)		200	220
Citigroup, Inc.,
3.70%, 01/12/2026		608	658
3.88%, 03/26/2025		67	72
(CMT Index 5 Year + 3.42%), 3.88%, 02/18/2026 (x) (aa)		625	625
4.40%, 06/10/2025		1,683	1,833
Series W, (CMT Index 5 Year + 3.60%), 4.00%, 12/10/2025 (x) (aa)		888	895
Series Y, (CMT Index 5 Year + 3.00%), 4.15%, 11/15/2026 (x) (aa)		15	15
Commerzbank AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 6.36%), 6.13%, 10/09/2025 (x) (aa)	EUR	200	248
Credit Agricole SA, (France), 4.38%, 03/17/2025 (e)		856	919
Credit Suisse AG, (Switzerland), 3.63%, 09/09/2024		748	793
Credit Suisse Group AG, (Switzerland),
(United States SOFR + 0.98%), 1.31%, 02/02/2027 (e) (aa)		276	267
(United States SOFR + 1.56%), 2.59%, 09/11/2025 (e) (aa)		388	396
(ICE LIBOR USD 3 Month + 1.20%), 3.00%, 12/14/2023 (e) (aa)		4,689	4,765
3.57%, 01/09/2023 (e)		3,350	3,351
(ICE LIBOR USD 3 Month + 1.24%), 4.21%, 06/12/2024 (e) (aa)		2,068	2,152
Reg. S, (USD Semi-annual Swap Rate 5 Year + 3.46%), 6.25%, 12/18/2024 (x) (aa)		200	213
(CMT Index 5 Year + 4.82%), 6.38%, 08/21/2026 (e) (x) (aa)		1,660	1,789
Reg. S, (USD ICE Swap Rate 5 Year + 4.33%), 7.25%, 09/12/2025 (x) (aa)		400	439
Danske Bank A/S, (Denmark),
(CMT Index 1 Year + 1.03%), 1.17%, 12/08/2023 (e) (aa)		1,172	1,172
1.23%, 06/22/2024 (e)		2,125	2,122

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
(CMT Index 1 Year + 1.35%), 1.62%, 09/11/2026 (e) (aa)	2,585	2,548
(ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (e) (aa)	1,943	2,019
(CMT Index 1 Year + 1.73%), 5.00%, 01/12/2023 (e) (aa)	221	221
5.38%, 01/12/2024 (e)	3,312	3,566
Freedom Mortgage Corp., 7.63%, 05/01/2026 (e)	508	519
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.51%), 0.66%, 09/10/2024 (aa)	1,114	1,105
1.22%, 12/06/2023	437	438
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)	1,263	1,258
(ICE LIBOR USD 3 Month + 1.20%), 3.27%, 09/29/2025 (aa)	316	332
3.50%, 04/01/2025	500	529
Series R, (CMT Index 5 Year + 3.22%), 4.95%, 02/10/2025 (x) (aa)	2,036	2,112
HSBC Bank plc, (United Kingdom), Series 1M, (ICE LIBOR USD 6 Month + 0.25%), 0.75%, 06/30/2022 (x) (aa)	130	120
HSBC Holdings plc, (United Kingdom),
(United States SOFR + 0.53%), 0.73%, 08/17/2024 (aa)	416	412
(United States SOFR + 0.71%), 0.98%, 05/24/2025 (aa)	318	314
(ICE LIBOR USD 3 Month + 1.06%), 3.26%, 03/13/2023 (aa)	1,117	1,122
4.25%, 03/14/2024	672	710
(CMT Index 5 Year + 3.65%), 4.60%, 12/17/2030 (x) (aa)	1,568	1,567
ING Groep NV, (Netherlands), Reg. S, (USD ICE Swap Rate 5 Year + 1.94%), 4.70%, 03/22/2028 (aa)	614	636
Intesa Sanpaolo SpA, (Italy),
3.38%, 01/12/2023 (e)	1,457	1,489
5.02%, 06/26/2024 (e)	1,972	2,113
Series XR, 3.25%, 09/23/2024 (e)	4,141	4,312
Itau Unibanco Holding SA, (Brazil), 2.90%, 01/24/2023 (e)	500	505
Lloyds Banking Group plc, (United Kingdom),
(CMT Index 1 Year + 1.10%), 1.33%, 06/15/2023 (aa)	1,179	1,181
(ICE LIBOR USD 3 Month + 1.25%), 2.86%, 03/17/2023 (aa)	1,029	1,033
4.58%, 12/10/2025	888	969
Macquarie Bank Ltd., (Australia), 4.88%, 06/10/2025 (e)	3,034	3,310
Macquarie Group Ltd., (Australia),
(ICE LIBOR USD 3 Month + 1.02%), 1.20%, 11/28/2023 (e) (aa)	1,574	1,583
(ICE LIBOR USD 3 Month + 1.02%), 3.19%, 11/28/2023 (e) (aa)	277	282

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	217

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Morgan Stanley,
(United States SOFR + 0.53%), 0.79%, 05/30/2025 (aa)		1,279	1,262
(United States SOFR + 0.51%), 0.79%, 01/22/2025 (aa)		1,125	1,114
Natwest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.48%), 3.50%, 05/15/2023 (aa)		539	544
3.88%, 09/12/2023		1,807	1,884
5.13%, 05/28/2024		4,091	4,412
Popular, Inc., (Puerto Rico), 6.13%, 09/14/2023		1,785	1,900
Santander Holdings USA, Inc.,
3.40%, 01/18/2023		621	635
3.45%, 06/02/2025		555	582
3.50%, 06/07/2024		798	832
Santander UK Group Holdings plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.08%), 3.37%, 01/05/2024 (aa)		1,297	1,325
Standard Chartered plc, (United Kingdom),
(CMT Index 1 Year + 0.78%), 0.99%, 01/12/2025 (e) (aa)		1,034	1,022
(CMT Index 1 Year + 0.88%), 1.21%, 03/23/2025 (e) (aa)		200	198
(CMT Index 1 Year + 1.17%), 1.32%, 10/14/2023 (e) (aa)		421	421
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 01/30/2026 (e) (aa)		2,207	2,263
3.20%, 04/17/2025 (e)		682	711
(ICE LIBOR USD 3 Month + 1.08%), 3.89%, 03/15/2024 (e) (aa)		799	824
(ICE LIBOR USD 3 Month + 1.15%), 4.25%, 01/20/2023 (e) (aa)		1,936	1,939
5.20%, 01/26/2024 (e)		585	624
Synovus Financial Corp., 3.13%, 11/01/2022		1,039	1,056
Turkiye Vakiflar Bankasi TAO, (Turkey), 5.75%, 01/30/2023 (e)		1,300	1,283
UBS AG, (Switzerland),
Reg. S, 5.13%, 05/15/2024		2,637	2,822
7.63%, 08/17/2022		4,228	4,391
UBS Group AG, (Switzerland), (CMT Index 5 Year + 3.31%), 4.38%, 02/10/2031 (e) (x) (aa)		817	807
UniCredit SpA, (Italy),
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 4.08%), 3.88%, 06/03/2027 (x) (aa)	EUR	200	218
6.57%, 01/14/2022 (e)		3,000	3,005
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 7.33%), 7.50%, 06/03/2026 (x) (aa)	EUR	200	267
7.83%, 12/04/2023 (e)		700	779

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Wells Fargo & Co., Series BB, (CMT Index 5 Year + 3.45%), 3.90%, 03/15/2026 (x) (aa)		2,300	2,363

			137,612

Diversified Financial Services — 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
2.88%, 08/14/2024		336	346
3.15%, 02/15/2024		524	540
3.50%, 01/15/2025		662	691
Series 3NC1, 1.75%, 10/29/2024		444	443
Air Lease Corp., 3.00%, 09/15/2023		2,500	2,566
Aircastle Ltd., (Bermuda),
4.40%, 09/25/2023		448	470
5.00%, 04/01/2023		636	664
5.25%, 08/11/2025 (e)		1,033	1,136
Alliance Data Systems Corp.,
4.75%, 12/15/2024 (e)		2,183	2,228
7.00%, 01/15/2026 (e)		1,146	1,203
Ally Financial, Inc.,
1.45%, 10/02/2023		80	80
3.88%, 05/21/2024		858	904
4.63%, 03/30/2025		208	226
5.13%, 09/30/2024		2,352	2,570
5.75%, 11/20/2025		1,827	2,062
American Express Co., (CMT Index 5 Year + 2.85%), 3.55%, 09/15/2026 (x) (aa)		2,655	2,660
Aretec Escrow Issuer, Inc., 7.50%, 04/01/2029 (e)		385	394
Aviation Capital Group LLC,
1.95%, 01/30/2026 (e)		354	346
5.50%, 12/15/2024 (e)		1,976	2,162
Avolon Holdings Funding Ltd., (Cayman Islands),
2.13%, 02/21/2026 (e)		298	293
3.63%, 05/01/2022 (e)		1,848	1,860
4.25%, 04/15/2026 (e)		439	465
5.13%, 10/01/2023 (e)		580	611
Castlelake Aviation Finance DAC, (Ireland), 5.00%, 04/15/2027 (e)		275	273
Charles Schwab Corp. (The), Series H, (CMT Index 10 Year + 3.08%), 4.00%, 12/01/2030 (x) (aa)		3,136	3,167
Citigroup Global Markets Holdings, Inc., 0.75%, 06/07/2024		874	863
doValue SpA, (Italy), Reg. S, 3.38%, 07/31/2026	EUR	100	115
Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin, 3.88%, 02/15/2026 (e)		250	255
Enact Holdings, Inc., 6.50%, 08/15/2025 (e)		1,838	2,008
Encore Capital Group, Inc.,
Reg. S, 5.38%, 02/15/2026	GBP	300	420
Reg. S, 4.25%, 06/01/2028	GBP	159	212

SEE NOTES TO FINANCIAL STATEMENTS.

218	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
Garfunkelux Holdco 3 SA, (Luxembourg),
Reg. S, 6.75%, 11/01/2025	EUR	300	354
Reg. S, 7.75%, 11/01/2025	GBP	100	141
Global Aircraft Leasing Co. Ltd., (Cayman Islands), 6.50% (cash), 09/15/2024 (e) (v)		1,670	1,611
goeasy Ltd., (Canada),
4.38%, 05/01/2026 (e)		675	687
5.38%, 12/01/2024 (e)		700	719
Home Point Capital, Inc., 5.00%, 02/01/2026 (e)		2,211	2,051
Intrum AB, (Sweden), Reg. S, 4.88%, 08/15/2025	EUR	300	354
Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 08/15/2028 (e)		3,605	3,695
Jerrold Finco plc, (United Kingdom),
Reg. S, 4.88%, 01/15/2026	GBP	200	274
Reg. S, 5.25%, 01/15/2027	GBP	100	138
LD Holdings Group LLC, 6.13%, 04/01/2028 (e)		2,643	2,491
LFS Topco LLC, 5.88%, 10/15/2026 (e)		400	413
LPL Holdings, Inc., 4.00%, 03/15/2029 (e)		2,150	2,201
Nationstar Mortgage Holdings, Inc.,
5.13%, 12/15/2030 (e)		1,656	1,635
5.50%, 08/15/2028 (e)		3,038	3,099
5.75%, 11/15/2031 (e)		364	362
Navient Corp.,
5.50%, 03/15/2029		2,783	2,776
5.88%, 10/25/2024		740	789
6.13%, 03/25/2024		705	752
6.75%, 06/15/2026		1,200	1,326
7.25%, 09/25/2023		511	551
NFP Corp.,
4.88%, 08/15/2028 (e)		1,712	1,729
6.88%, 08/15/2028 (e)		6,619	6,636
OneMain Finance Corp.,
3.50%, 01/15/2027		1,109	1,097
3.88%, 09/15/2028		550	539
4.00%, 09/15/2030		829	815
5.38%, 11/15/2029		3,000	3,262
5.63%, 03/15/2023		994	1,038
6.13%, 03/15/2024		1,596	1,692
6.63%, 01/15/2028		2,496	2,796
6.88%, 03/15/2025		1,800	2,002
7.13%, 03/15/2026		1,795	2,046
8.25%, 10/01/2023		305	336
8.88%, 06/01/2025		357	382
Park Aerospace Holdings Ltd., (Cayman Islands),
4.50%, 03/15/2023 (e)		1,614	1,666
5.50%, 02/15/2024 (e)		1,590	1,705
PennyMac Financial Services, Inc.,
4.25%, 02/15/2029 (e)		925	889
5.38%, 10/15/2025 (e)		890	915
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/2026 (e)		1,488	1,477

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
3.88%, 03/01/2031 (e)		275	279
4.00%, 10/15/2033 (e)		650	658
Sherwood Financing plc, (United Kingdom),
Reg. S, 4.50%, 11/15/2026	EUR	100	114
Reg. S, (ICE LIBOR EUR 3 Month + 4.63%), 4.63%, 11/15/2027 (aa)	EUR	100	114
SLM Corp., 3.13%, 11/02/2026		668	661
United Wholesale Mortgage LLC,
5.50%, 11/15/2025 (e)		1,250	1,273
5.50%, 04/15/2029 (e)		550	540
5.75%, 06/15/2027 (e)		375	376

			93,689

Insurance — 1.2%
Acrisure LLC / Acrisure Finance, Inc., 6.00%, 08/01/2029 (e)		2,249	2,221
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer,
5.88%, 11/01/2029 (e)		4,034	4,104
4.25%, 10/15/2027 (e)		3,644	3,644
6.75%, 10/15/2027 (e)		8,449	8,766
AmWINS Group, Inc., 4.88%, 06/30/2029 (e)		2,799	2,827
Aon Corp., 8.21%, 01/01/2027		519	653
Ardonagh Midco 2 plc, (United Kingdom), 11.50% (cash), 01/15/2027 (e) (v)		804	895
AssuredPartners, Inc.,
5.63%, 01/15/2029 (e)		1,265	1,230
7.00%, 08/15/2025 (e)		150	151
BroadStreet Partners, Inc., 5.88%, 04/15/2029 (e)		3,243	3,186
BUPA Finance plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 3.17%), 4.00%, 09/24/2031 (x) (aa)	GBP	200	260
CNO Financial Group, Inc., 5.25%, 05/30/2025		2,028	2,239
CNO Global Funding, 1.75%, 10/07/2026 (e)		406	401
F&G Global Funding,
0.90%, 09/20/2024 (e)		441	435
1.75%, 06/30/2026 (e)		1,220	1,213
GA Global Funding Trust, 0.80%, 09/13/2024 (e)		336	330
Galaxy Bidco Ltd., (Jersey), Reg. S, 6.50%, 07/31/2026	GBP	300	418
GTCR AP Finance, Inc., 8.00%, 05/15/2027 (e)		2,069	2,147
HUB International Ltd.,
5.63%, 12/01/2029 (e)		1,075	1,107
7.00%, 05/01/2026 (e)		4,983	5,120
Liberty Mutual Group, Inc., Reg. S, (EUR Swap Rate 5 Year + 3.70%), 3.63%, 05/23/2059 (aa)	EUR	200	235
MGIC Investment Corp., 5.25%, 08/15/2028		300	315
USI, Inc., 6.88%, 05/01/2025 (e)		2,555	2,574

			44,471

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	219

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Investment Companies — 0.1%
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029 (e)		1,059	1,109
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
4.38%, 02/01/2029		677	660
5.25%, 05/15/2027		1,662	1,708
6.25%, 05/15/2026		837	872

			4,349

Real Estate — 0.5%
ADLER Group SA, (Luxembourg),
Reg. S, 2.75%, 11/13/2026	EUR	200	191
Reg. S, 3.25%, 08/05/2025	EUR	100	99
Aroundtown SA, (Luxembourg), Reg. S, (EUR Swap Rate 5 Year + 3.98%), 3.38%, 09/23/2024 (x) (aa)	EUR	100	118
Citycon OYJ, (Finland), Reg. S, (EUR Swap Rate 5 Year + 4.71%), 4.50%, 11/24/2024 (x) (aa)	EUR	100	113
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/2028 (e)		1,061	1,135
DEMIRE Deutsche Mittelstand Real Estate AG, (Germany), Reg. S, 1.88%, 10/15/2024	EUR	100	112
DIC Asset AG, (Germany), Reg. S, 2.25%, 09/22/2026	EUR	200	216
Fastighets AB Balder, (Sweden), Reg. S, (EUR Swap Rate 5 Year + 3.19%), 2.87%, 06/02/2081 (aa)	EUR	100	108
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/2025 (e)		3,450	3,599
Greystar Real Estate Partners LLC, 5.75%, 12/01/2025 (e)		1,900	1,934
Heimstaden Bostad AB, (Sweden),
Reg. S, (EUR Swap Rate 5 Year + 3.15%), 2.63%, 02/01/2027 (x) (aa)	EUR	100	107
Reg. S, (EUR Swap Rate 5 Year + 3.91%), 3.38%, 01/15/2026 (x) (aa)	EUR	100	113
Howard Hughes Corp. (The),
4.13%, 02/01/2029 (e)		706	715
4.38%, 02/01/2031 (e)		1,728	1,745
5.38%, 08/01/2028 (e)		2,607	2,777
Hunt Cos., Inc., 5.25%, 04/15/2029 (e)		2,900	2,856
Kennedy-Wilson, Inc., 4.75%, 02/01/2030		511	518
Realogy Group LLC / Realogy Co-Issuer Corp., 5.75%, 01/15/2029 (e)		522	535
WeWork Cos. LLC / WW Co-Obligor, Inc., 5.00%, 07/10/2025 (e)		1,227	1,065

			18,056

REITS — 2.3%
American Campus Communities Operating Partnership LP, 3.30%, 07/15/2026		739	779
American Finance Trust, Inc. / American Finance Operating Partner LP, 4.50%, 09/30/2028 (e)		242	244

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 04/01/2027 (e)		656	644
CTR Partnership LP / CareTrust Capital Corp., 3.88%, 06/30/2028 (e)		592	604
Diversified Healthcare Trust,
4.38%, 03/01/2031		1,175	1,128
4.75%, 02/15/2028		5,225	5,121
9.75%, 06/15/2025		1,958	2,118
EPR Properties,
4.50%, 06/01/2027		813	859
4.75%, 12/15/2026		1,055	1,128
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP, 3.75%, 12/15/2027 (e)		590	577
GLP Capital LP / GLP Financing II, Inc., 5.25%, 06/01/2025		834	913
HAT Holdings I LLC / HAT Holdings II LLC,
3.38%, 06/15/2026 (e)		1,594	1,610
6.00%, 04/15/2025 (e)		820	853
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (e)		1,295	1,325
Iron Mountain UK plc, (United Kingdom), Reg. S, 3.88%, 11/15/2025	GBP	100	136
Iron Mountain, Inc.,
5.25%, 07/15/2030 (e)		1,346	1,418
5.63%, 07/15/2032 (e)		937	1,003
iStar, Inc., 5.50%, 02/15/2026		1,689	1,748
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.,
4.25%, 02/01/2027 (e)		1,180	1,188
4.75%, 06/15/2029 (e)		498	510
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.,
3.88%, 02/15/2029 (e)		1,838	1,930
4.50%, 09/01/2026		1,210	1,301
4.50%, 01/15/2028		1,843	1,990
4.63%, 06/15/2025 (e)		506	539
5.63%, 05/01/2024		543	580
5.75%, 02/01/2027		569	643
MPT Operating Partnership LP / MPT Finance Corp.,
3.50%, 03/15/2031		5,734	5,798
4.63%, 08/01/2029		2,085	2,200
5.00%, 10/15/2027		3,392	3,549
5.25%, 08/01/2026		250	257
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer,
5.88%, 10/01/2028 (e)		1,475	1,534
7.50%, 06/01/2025 (e)		3,550	3,745
RHP Hotel Properties LP / RHP Finance Corp.,
4.50%, 02/15/2029 (e)		842	842
4.75%, 10/15/2027		2,190	2,234
RLJ Lodging Trust LP,
3.75%, 07/01/2026 (e)		492	495
4.00%, 09/15/2029 (e)		354	350
Sabra Health Care LP, 5.13%, 08/15/2026		75	83

SEE NOTES TO FINANCIAL STATEMENTS.

220	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
REITS — continued
SBA Communications Corp.,
3.13%, 02/01/2029 (e)	275	264
3.88%, 02/15/2027	2,637	2,716
Service Properties Trust,
5.50%, 12/15/2027	150	154
7.50%, 09/15/2025	1,158	1,255
SL Green Operating Partnership LP, 3.25%, 10/15/2022	1,060	1,077
Starwood Property Trust, Inc., 5.50%, 11/01/2023 (e)	2	2
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC,
6.00%, 01/15/2030 (e)	525	505
7.88%, 02/15/2025 (e)	7,190	7,505
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC,
4.75%, 04/15/2028 (e)	1,340	1,329
6.50%, 02/15/2029 (e)	1,667	1,661
VICI Properties LP / VICI Note Co., Inc.,
3.75%, 02/15/2027 (e)	5,818	6,009
4.13%, 08/15/2030 (e)	3,411	3,607
4.25%, 12/01/2026 (e)	2,376	2,475
4.63%, 12/01/2029 (e)	1,150	1,224
Vornado Realty LP,
2.15%, 06/01/2026	383	383
3.50%, 01/15/2025	719	754
WEA Finance LLC / Westfield UK & Europe Finance plc, 3.75%, 09/17/2024 (e)	961	1,008

		83,904

Savings & Loans — 0.1%
People’s United Financial, Inc., 3.65%, 12/06/2022	1,788	1,823

Total Financial		383,904

Industrial — 7.4%
Aerospace/Defense — 2.3%
Boeing Co. (The),
4.51%, 05/01/2023	583	609
4.88%, 05/01/2025	2,001	2,190
5.81%, 05/01/2050	3,485	4,734
5.93%, 05/01/2060	4,370	6,087
Bombardier, Inc., (Canada),
6.00%, 02/15/2028 (e)	3,318	3,328
7.13%, 06/15/2026 (e)	4,709	4,885
7.45%, 05/01/2034 (e)	151	185
7.50%, 12/01/2024 (e)	3,455	3,600
7.50%, 03/15/2025 (e)	1,500	1,528
7.88%, 04/15/2027 (e)	9,497	9,841
BWX Technologies, Inc.,
4.13%, 06/30/2028 (e)	1,490	1,512
4.13%, 04/15/2029 (e)	399	404
F-Brasile SpA / F-Brasile US LLC, (Italy), Series XR, 7.38%, 08/15/2026 (e)	1,396	1,389
Maxar Space Robotics LLC, 9.75%, 12/31/2023 (e)	1,238	1,334
Rolls-Royce plc, (United Kingdom), 5.75%, 10/15/2027 (e)	2,811	3,109

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Aerospace/Defense — continued
Spirit AeroSystems, Inc.,
5.50%, 01/15/2025 (e)		803	832
7.50%, 04/15/2025 (e)		550	577
TransDigm UK Holdings plc, (United Kingdom), 6.88%, 05/15/2026		2,700	2,822
TransDigm, Inc.,
4.63%, 01/15/2029		2,116	2,109
4.88%, 05/01/2029		1,859	1,867
5.50%, 11/15/2027		2,450	2,523
6.25%, 03/15/2026 (e)		13,797	14,340
6.38%, 06/15/2026		416	427
7.50%, 03/15/2027		1,702	1,779
8.00%, 12/15/2025 (e)		6,792	7,166
Triumph Group, Inc., 8.88%, 06/01/2024 (e)		2,760	3,009

			82,186

Building Materials — 1.1%
Builders FirstSource, Inc., 6.75%, 06/01/2027 (e)		1,460	1,540
Cemex SAB de CV, (Mexico), Reg. S, 3.13%, 03/19/2026	EUR	100	116
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029 (e)		3,460	3,698
CP Atlas Buyer, Inc., 7.00%, 12/01/2028 (e)		2,766	2,752
Forterra Finance LLC / FRTA Finance Corp., 6.50%, 07/15/2025 (e)		729	774
Griffon Corp., 5.75%, 03/01/2028		2,600	2,699
HT Troplast GmbH, (Germany), Reg. S, 9.25%, 07/15/2025	EUR	100	122
JELD-WEN, Inc., 4.63%, 12/15/2025 (e)		1,000	1,008
Koppers, Inc., 6.00%, 02/15/2025 (e)		1,600	1,628
Masonite International Corp., (Canada),
3.50%, 02/15/2030 (e)		1,308	1,293
5.38%, 02/01/2028 (e)		854	896
New Enterprise Stone & Lime Co., Inc.,
5.25%, 07/15/2028 (e)		297	301
9.75%, 07/15/2028 (e)		594	636
Patrick Industries, Inc.,
4.75%, 05/01/2029 (e)		899	890
7.50%, 10/15/2027 (e)		1,000	1,065
SRM Escrow Issuer LLC, 6.00%, 11/01/2028 (e)		4,650	4,969
Standard Industries, Inc.,
Reg. S, 2.25%, 11/21/2026	EUR	100	112
3.38%, 01/15/2031 (e)		4,358	4,198
4.38%, 07/15/2030 (e)		4,641	4,735
4.75%, 01/15/2028 (e)		1,425	1,471
5.00%, 02/15/2027 (e)		250	257
Summit Materials LLC / Summit Materials Finance Corp.,
5.25%, 01/15/2029 (e)		1,129	1,182
6.50%, 03/15/2027 (e)		850	882
Victors Merger Corp., 6.38%, 05/15/2029 (e)		562	528

			37,752

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	221

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Electrical Components & Equipment — 0.3%
Belden, Inc., Reg. S, 3.88%, 03/15/2028	EUR	100	117
Energizer Holdings, Inc.,
4.38%, 03/31/2029 (e)		500	488
4.75%, 06/15/2028 (e)		1,558	1,591
WESCO Distribution, Inc.,
7.13%, 06/15/2025 (e)		4,856	5,148
7.25%, 06/15/2028 (e)		1,707	1,871

			9,215

Electronics — 0.3%
Brightstar Escrow Corp., 9.75%, 10/15/2025 (e)		1,330	1,427
II-VI, Inc., 5.00%, 12/15/2029 (e)		1,786	1,823
Imola Merger Corp., 4.75%, 05/15/2029 (e)		1,894	1,941
Sensata Technologies BV, (Netherlands), 4.00%, 04/15/2029 (e)		2,184	2,230
Sensata Technologies, Inc.,
3.75%, 02/15/2031 (e)		815	813
4.38%, 02/15/2030 (e)		2,645	2,777
TTM Technologies, Inc., 4.00%, 03/01/2029 (e)		425	422

			11,433

Engineering & Construction — 0.2%
Abertis Infraestructuras Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 3.69%), 3.25%, 11/24/2025 (x) (aa)	EUR	300	348
AECOM, 5.13%, 03/15/2027		2,075	2,260
Arcosa, Inc., 4.38%, 04/15/2029 (e)		374	379
Artera Services LLC, 9.03%, 12/04/2025 (e)		1,000	1,058
Brand Industrial Services, Inc., 8.50%, 07/15/2025 (e)		782	781
Dycom Industries, Inc., 4.50%, 04/15/2029 (e)		353	360
Fluor Corp., 3.50%, 12/15/2024		297	311
Heathrow Finance plc, (United Kingdom), Reg. S, SUB, 4.63%, 09/01/2029	GBP	300	399
MasTec, Inc., 4.50%, 08/15/2028 (e)		342	355
TopBuild Corp.,
3.63%, 03/15/2029 (e)		1,425	1,436
4.13%, 02/15/2032 (e)		600	616

			8,303

Environmental Control — 0.4%
Clean Harbors, Inc., 5.13%, 07/15/2029 (e)		517	548
Covanta Holding Corp., 5.00%, 09/01/2030		71	73
Covert Mergeco, Inc., 4.88%, 12/01/2029 (e)		273	277
GFL Environmental, Inc., (Canada),
3.50%, 09/01/2028 (e)		356	351
3.75%, 08/01/2025 (e)		547	552
4.00%, 08/01/2028 (e)		1,519	1,489
4.38%, 08/15/2029 (e)		1,309	1,297

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Environmental Control — continued
4.75%, 06/15/2029 (e)		1,013	1,022
5.13%, 12/15/2026 (e)		1,755	1,825
Madison IAQ LLC,
4.13%, 06/30/2028 (e)		453	454
5.88%, 06/30/2029 (e)		3,446	3,446
Paprec Holding SA, (France), Reg. S, 3.50%, 07/01/2028	EUR	100	115
Stericycle, Inc., 3.88%, 01/15/2029 (e)		176	173
Tervita Corp., (Canada), 11.00%, 12/01/2025 (e)		637	733
Waste Pro USA, Inc., 5.50%, 02/15/2026 (e)		2,068	2,058

			14,413

Hand/Machine Tools — 0.0% (g)
IMA Industria Macchine Automatiche SpA, (Italy), Reg. S, 3.75%, 01/15/2028	EUR	100	113

Machinery — Construction & Mining — 0.1%
Terex Corp., 5.00%, 05/15/2029 (e)		2,704	2,778
Vertiv Group Corp., 4.13%, 11/15/2028 (e)		2,110	2,131

			4,909

Machinery — Diversified — 0.6%
ATS Automation Tooling Systems, Inc., (Canada), 4.13%, 12/15/2028 (e)		114	115
CNH Industrial NV, (Netherlands), 4.50%, 08/15/2023		330	347
Colfax Corp., 6.38%, 02/15/2026 (e)		682	705
GrafTech Finance, Inc., 4.63%, 12/15/2028 (e)		1,394	1,415
Granite US Holdings Corp., 11.00%, 10/01/2027 (e)		780	848
Husky III Holding Ltd., (Canada), 13.00% (cash), 02/15/2025 (e) (v)		1,401	1,471
Maxim Crane Works Holdings Capital LLC, 10.13%, 08/01/2024 (e)		3,139	3,214
Mueller Water Products, Inc., 4.00%, 06/15/2029 (e)		523	528
Novafives SAS, (France), Reg. S, 5.00%, 06/15/2025	EUR	100	107
OT Merger Corp., 7.88%, 10/15/2029 (e)		394	388
Renk AG / Frankfurt am Main, (Germany), Reg. S, 5.75%, 07/15/2025	EUR	100	118
Titan Acquisition Ltd. / Titan Co-Borrower LLC, (Multinational), 7.75%, 04/15/2026 (e)		2,092	2,123
TK Elevator Holdco GmbH, (Germany),
Reg. S, 6.63%, 07/15/2028	EUR	90	108
7.63%, 07/15/2028 (e)		3,640	3,899
TK Elevator Midco GmbH, (Germany), Reg. S, 4.38%, 07/15/2027	EUR	200	235
TK Elevator US Newco, Inc., 5.25%, 07/15/2027 (e)		4,079	4,288

SEE NOTES TO FINANCIAL STATEMENTS.

222	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Machinery — Diversified — 0.6%
Westinghouse Air Brake Technologies Corp.,
3.20%, 06/15/2025		58	60
4.38%, 08/15/2023		1,117	1,161

			21,130

Metal Fabricate/Hardware — 0.0% (g)
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (e)		1,275	1,301
Vallourec SA, (France), Reg. S, 8.50%, 06/30/2026	EUR	92	108

			1,409

Miscellaneous Manufacturers — 0.2%
Amsted Industries, Inc.,
4.63%, 05/15/2030 (e)		1,908	1,956
5.63%, 07/01/2027 (e)		122	127
Gates Global LLC / Gates Corp., 6.25%, 01/15/2026 (e)		3,444	3,556

			5,639

Packaging & Containers — 1.6%
ARD Finance SA, (Luxembourg), 6.50% (cash), 06/30/2027 (e) (v)		5,688	5,859
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, (Multinational),
Reg. S, 2.00%, 09/01/2028	EUR	100	113
Reg. S, 3.00%, 09/01/2029	EUR	100	111
4.00%, 09/01/2029 (e)		4,448	4,399
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., (Multinational),
4.13%, 08/15/2026 (e)		910	931
5.25%, 08/15/2027 (e)		5,338	5,371
Ball Corp.,
2.88%, 08/15/2030		843	818
3.13%, 09/15/2031		1,509	1,490
Berry Global, Inc.,
4.88%, 07/15/2026 (e)		75	77
5.63%, 07/15/2027 (e)		575	602
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 09/30/2026		146	156
Crown Americas LLC / Crown Americas Capital Corp. VI, 4.75%, 02/01/2026		350	359
Flex Acquisition Co., Inc.,
6.88%, 01/15/2025 (e)		400	401
7.88%, 07/15/2026 (e)		2,700	2,801
Graham Packaging Co., Inc., 7.13%, 08/15/2028 (e)		1,250	1,294
Graphic Packaging International LLC,
3.50%, 03/01/2029 (e)		625	620
3.75%, 02/01/2030 (e)		75	76
Intelligent Packaging Holdco Issuer LP, (Canada), 9.00% (cash), 01/15/2026 (e) (v)		475	494
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, (Canada), 6.00%, 09/15/2028 (e)		1,214	1,247

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Packaging & Containers — continued
Intertape Polymer Group, Inc., (Canada), 4.38%, 06/15/2029 (e)		502	502
Kleopatra Finco Sarl, (Luxembourg), Reg. S, 4.25%, 03/01/2026	EUR	100	110
LABL, Inc.,
5.88%, 11/01/2028 (e)		1,614	1,663
8.25%, 11/01/2029 (e)		1,550	1,559
Mauser Packaging Solutions Holding Co.,
5.50%, 04/15/2024 (e)		1,787	1,803
7.25%, 04/15/2025 (e)		950	953
OI European Group BV, (Netherlands),
Reg. S, 2.88%, 02/15/2025	EUR	100	115
4.75%, 02/15/2030 (e)		850	861
Owens-Brockway Glass Container, Inc.,
5.38%, 01/15/2025 (e)		50	52
6.63%, 05/13/2027 (e)		3,275	3,455
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/2028 (e)		875	868
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC/Reynolds Gro, 4.00%, 10/15/2027 (e)		100	97
Sealed Air Corp.,
4.00%, 12/01/2027 (e)		89	93
5.25%, 04/01/2023 (e)		750	777
Trident TPI Holdings, Inc.,
6.63%, 11/01/2025 (e)		25	25
9.25%, 08/01/2024 (e)		1,175	1,228
TriMas Corp., 4.13%, 04/15/2029 (e)		4,900	4,912
Trivium Packaging Finance BV, (Netherlands),
5.50%, 08/15/2026 (e)		2,207	2,295
8.50%, 08/15/2027 (e)		6,699	7,084

			55,671

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc., 3.84%, 05/01/2025		743	786

Transportation — 0.2%
CMA CGM SA, (France), Reg. S, 7.50%, 01/15/2026	EUR	100	125
Danaos Corp., (Marshall Island), 8.50%, 03/01/2028 (e)		100	109
Getlink SE, (France), Reg. S, 3.50%, 10/30/2025	EUR	100	117
National Express Group plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.14%), 4.25%, 11/26/2025 (x) (aa)	GBP	100	138
Rumo Luxembourg Sarl, (Luxembourg), 5.88%, 01/18/2025 (e)		600	617
Seaspan Corp., (Marshall Island), 5.50%, 08/01/2029 (e)		1,306	1,319
Watco Cos. LLC / Watco Finance Corp., 6.50%, 06/15/2027 (e)		725	754
XPO Logistics, Inc., 6.25%, 05/01/2025 (e)		4,820	5,043

			8,222

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	223

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Trucking & Leasing — 0.1%
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028 (e)		2,441	2,487
6.50%, 10/01/2025 (e)		259	268

			2,755

Total Industrial			263,936

Technology — 2.5%
Computers — 0.6%
Ahead DB Holdings LLC, 6.63%, 05/01/2028 (e)		388	385
Austin BidCo., Inc., 7.13%, 12/15/2028 (e)		83	86
Booz Allen Hamilton, Inc.,
3.88%, 09/01/2028 (e)		1,389	1,413
4.00%, 07/01/2029 (e)		1,683	1,738
CA Magnum Holdings, (Mauritius), 5.38%, 10/31/2026 (e)		3,059	3,162
Centurion Bidco SpA, (Italy), Reg. S, 5.88%, 09/30/2026	EUR	200	234
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029		1,101	1,087
Dell International LLC / EMC Corp.,
4.00%, 07/15/2024		674	715
5.45%, 06/15/2023		1,266	1,336
Diebold Nixdorf, Inc., 9.38%, 07/15/2025 (e)		175	188
KBR, Inc., 4.75%, 09/30/2028 (e)		6	6
NCR Corp.,
5.00%, 10/01/2028 (e)		1,066	1,098
5.13%, 04/15/2029 (e)		2,622	2,714
5.25%, 10/01/2030 (e)		3,175	3,263
6.13%, 09/01/2029 (e)		1,213	1,296
Science Applications International Corp., 4.88%, 04/01/2028 (e)		817	837
Seagate HDD Cayman, (Cayman Islands),
3.13%, 07/15/2029		600	586
3.38%, 07/15/2031		375	365
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 5.75%, 06/01/2025 (e)		2,130	2,205

			22,714

Office/Business & Equipment — 0.1%
CDW LLC / CDW Finance Corp., 3.25%, 02/15/2029		1,925	1,942

Semiconductors — 0.3%
Entegris, Inc.,
3.63%, 05/01/2029 (e)		666	668
4.38%, 04/15/2028 (e)		858	881
Microchip Technology, Inc.,
0.97%, 02/15/2024		2,088	2,070
2.67%, 09/01/2023		1,446	1,477
4.25%, 09/01/2025		2,964	3,079
4.33%, 06/01/2023		438	456
ON Semiconductor Corp., 3.88%, 09/01/2028 (e)		1,018	1,044

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Semiconductors — continued
Qorvo, Inc., 1.75%, 12/15/2024 (e)		428	428
SK Hynix, Inc., (South Korea), 1.50%, 01/19/2026 (e)		1,200	1,174
Synaptics, Inc., 4.00%, 06/15/2029 (e)		657	667

			11,944

Software — 1.5%
Black Knight InfoServ LLC, 3.63%, 09/01/2028 (e)		4,451	4,445
Boxer Parent Co., Inc.,
Reg. S, 6.50%, 10/02/2025	EUR	300	358
7.13%, 10/02/2025 (e)		1,551	1,627
9.13%, 03/01/2026 (e)		3,344	3,486
Brunello Bidco SpA, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 3.75%), 3.75%, 02/15/2028 (aa)	EUR	100	114
Camelot Finance SA, (Luxembourg), 4.50%, 11/01/2026 (e)		1,348	1,395
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2025 (e)		1,262	1,273
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028 (e)		1,554	1,562
4.88%, 07/01/2029 (e)		3,057	3,104
Consensus Cloud Solutions, Inc.,
6.00%, 10/15/2026 (e)		713	742
6.50%, 10/15/2028 (e)		714	746
Dun & Bradstreet Corp. (The),
5.00%, 12/15/2029 (e)		1,861	1,904
6.88%, 08/15/2026 (e)		1,502	1,562
Elastic NV, (Netherlands), 4.13%, 07/15/2029 (e)		1,867	1,847
Fair Isaac Corp., 4.00%, 06/15/2028 (e)		986	1,013
Helios Software Holdings, Inc. / ION Corporate Solutions Finance Sarl, 4.63%, 05/01/2028 (e)		1,374	1,350
MicroStrategy, Inc., 6.13%, 06/15/2028 (e)		1,163	1,166
MSCI, Inc.,
3.25%, 08/15/2033 (e)		596	603
3.63%, 09/01/2030 (e)		1,069	1,093
3.63%, 11/01/2031 (e)		454	471
3.88%, 02/15/2031 (e)		783	815
Open Text Corp., (Canada),
3.88%, 02/15/2028 (e)		692	706
3.88%, 12/01/2029 (e)		583	590
Open Text Holdings, Inc.,
4.13%, 02/15/2030 (e)		574	591
4.13%, 12/01/2031 (e)		125	126
Playtika Holding Corp., 4.25%, 03/15/2029 (e)		1,305	1,279
PTC, Inc.,
3.63%, 02/15/2025 (e)		350	355
4.00%, 02/15/2028 (e)		400	407
Rackspace Technology Global, Inc.,
3.50%, 02/15/2028 (e)		975	928
5.38%, 12/01/2028 (e)		1,510	1,472
ROBLOX Corp., 3.88%, 05/01/2030 (e)		525	533

SEE NOTES TO FINANCIAL STATEMENTS.

224	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Software — continued
Rocket Software, Inc., 6.50%, 02/15/2029 (e)		1,694	1,653
SS&C Technologies, Inc., 5.50%, 09/30/2027 (e)		5,507	5,755
Twilio, Inc., 3.88%, 03/15/2031		1,286	1,298
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 09/01/2025 (e)		6,231	6,449
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.88%, 02/01/2029 (e)		1,581	1,567

			54,385

Total Technology			90,985

Utilities — 3.7%
Electric — 3.0%
AES Corp. (The), 3.30%, 07/15/2025 (e)		997	1,032
Alexander Funding Trust, 1.84%, 11/15/2023 (e)		1,472	1,477
Calpine Corp.,
3.75%, 03/01/2031 (e)		1,673	1,623
4.50%, 02/15/2028 (e)		2,019	2,090
4.63%, 02/01/2029 (e)		7,608	7,503
5.00%, 02/01/2031 (e)		3,625	3,625
5.13%, 03/15/2028 (e)		9,262	9,403
5.25%, 06/01/2026 (e)		514	527
Clearway Energy Operating LLC,
3.75%, 01/15/2032 (e)		398	395
4.75%, 03/15/2028 (e)		254	267
Comision Federal de Electricidad, (Mexico), 4.88%, 01/15/2024 (e)		1,200	1,274
Dominion Energy, Inc., Series D, (ICE LIBOR USD 3 Month + 0.53%), 0.73%, 09/15/2023 (aa)		5,758	5,753
Edison International,
3.13%, 11/15/2022		1,500	1,524
Series A, (CMT Index 5 Year + 4.70%), 5.38%, 03/15/2026 (x) (aa)		1,500	1,571
Series B, (CMT Index 5 Year + 3.90%), 5.00%, 12/15/2026 (x) (aa)		635	649
Electricite de France SA, (France), Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.38%, 06/15/2030 (x) (aa)	EUR	600	705
FirstEnergy Corp.,
2.05%, 03/01/2025		2,380	2,362
2.65%, 03/01/2030		767	758
Series B, 2.25%, 09/01/2030		24	23
Series B, 4.75%, 03/15/2023		720	749
Series C, 3.40%, 03/01/2050		3,707	3,633
Series C, 7.38%, 11/15/2031		613	827
FirstEnergy Transmission LLC,
4.55%, 04/01/2049 (e)		36	41
5.45%, 07/15/2044 (e)		1,913	2,421
Jersey Central Power & Light Co., 4.70%, 04/01/2024 (e)		1,062	1,129
NextEra Energy Capital Holdings, Inc., (ICE LIBOR USD 3 Month + 0.27%), 0.43%, 02/22/2023 (aa)		6,000	5,990

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Electric — continued
NRG Energy, Inc.,
3.38%, 02/15/2029 (e)	1,325	1,298
3.63%, 02/15/2031 (e)	2,224	2,169
3.75%, 06/15/2024 (e)	1,793	1,871
3.88%, 02/15/2032 (e)	2,813	2,757
5.25%, 06/15/2029 (e)	2,729	2,924
5.75%, 01/15/2028	775	819
6.63%, 01/15/2027	938	975
Pacific Gas and Electric Co.,
1.37%, 03/10/2023	900	895
3.15%, 01/01/2026	2,350	2,403
3.25%, 06/15/2023	776	790
3.75%, 02/15/2024	1,250	1,296
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 08/15/2028 (e)	1,317	1,366
PG&E Corp.,
5.00%, 07/01/2028	3,100	3,261
5.25%, 07/01/2030	3,293	3,453
TransAlta Corp., (Canada), 4.50%, 11/15/2022	800	812
Vistra Corp.,
(CMT Index 5 Year + 5.74%), 7.00%, 12/15/2026 (e) (x) (aa)	2,249	2,278
(CMT Index 5 Year + 6.93%), 8.00%, 10/15/2026 (e) (x) (aa)	2,075	2,194
Vistra Operations Co. LLC,
3.55%, 07/15/2024 (e)	2,188	2,254
4.38%, 05/01/2029 (e)	3,095	3,100
5.00%, 07/31/2027 (e)	4,025	4,177
5.50%, 09/01/2026 (e)	4,600	4,750
5.63%, 02/15/2027 (e)	2,413	2,485

		105,678

Gas — 0.7%
AmeriGas Partners LP / AmeriGas Finance Corp.,
5.50%, 05/20/2025	1,505	1,612
5.63%, 05/20/2024	2,000	2,163
5.75%, 05/20/2027	600	664
5.88%, 08/20/2026	4,170	4,664
Atmos Energy Corp.,
(ICE LIBOR USD 3 Month + 0.38%), 0.58%, 03/09/2023 (aa)	1,138	1,138
0.63%, 03/09/2023	5,254	5,234
Centrica plc, (United Kingdom), 4.00%, 10/16/2023 (e)	800	830
National Fuel Gas Co., 3.75%, 03/01/2023	2,000	2,044
ONE Gas, Inc.,
(ICE LIBOR USD 3 Month + 0.61%), 0.81%, 03/11/2023 (aa)	2,583	2,583
0.85%, 03/11/2023	2,387	2,384
1.10%, 03/11/2024	2,731	2,717

		26,033

Water — 0.0% (g)
Aquarion Co., 4.00%, 08/15/2024 (e)	927	978

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	225

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Water — continued
Solaris Midstream Holdings LLC, 7.63%, 04/01/2026 (e)		325	341
Thames Water Kemble Finance plc, (United Kingdom), Reg. S, 4.63%, 05/19/2026	GBP	268	370

			1,689

Total Utilities			133,400

Total Corporate Bonds (Cost $2,793,827)			2,799,045

Foreign Government Securities — 0.1%
Egypt Government International Bond, (Egypt), 6.13%, 01/31/2022 (e)		1,422	1,428
Morocco Government International Bond, (Morocco), 4.25%, 12/11/2022 (e)		800	818
Republic of Kenya Government International Bond, (Kenya), 6.88%, 06/24/2024 (e)		1,000	1,056

Total Foreign Government Securities (Cost $3,334)			3,302

U.S. Treasury Obligations — 2.1%
U.S. Treasury Notes,
0.38%, 10/31/2023		11,376	11,310
0.50%, 11/30/2023		62,732	62,499

Total U.S. Treasury Obligations (Cost $73,908)			73,809

	SHARES
Preferred Stock — 0.2%
Consumer Cyclical — 0.2%
Retail — 0.2%
Ferrellgas Escrow LLC, expiring, 03/30/2031 (a) (bb) (cc) (Cost $5,117)		5	5,275

	PRINCIPAL AMOUNT ($)
Loan Assignments — 5.8% (o)
Basic Materials — 0.1%
Chemicals — 0.1%
Alpha 3 BV, Initial Dollar Term Loan, (Netherlands), (ICE LIBOR USD 1 Month + 2.50%), 3.00%, 03/18/2028 (aa)		1,580	1,576
ARC Falcon I, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 4.25%, 09/30/2028 (aa)		607	605
Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.50%, 08/27/2026 (aa)		440	442
Nutrition & Biosciences, Inc., 3-Year Delayed Draw Term Loan, (ICE LIBOR USD 6 Month + 1.25%), 1.41%, 01/17/2023 (aa)		64	64
Nutrition & Biosciences, Inc., 5-year Delayed Draw Term Loan, (ICE LIBOR USD 3 Month + 1.63%), 1.78%, 01/17/2025 (aa)		113	112

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Chemicals — continued
Sparta U.S. Holdco LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 08/02/2028 (u) (aa)	2,000	2,001

Total Basic Materials		4,800

Communications — 1.2%
Advertising — 0.1%
ABG Intermediate Holdings 2 LLC, 2021 Refinancing Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 09/27/2024 (aa)	863	859
Clear Channel Outdoor Holdings, Inc., Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 3.63%, 08/21/2026 (aa)	2,813	2,772

		3,631

Internet — 0.2%
Acuris Finance US, Inc., Initial Dollar Term Loan, (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 02/16/2028 (aa)	178	178
Barracuda Networks, Inc., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 6.75%), 7.50%, 10/30/2028 (aa)	827	831
CNT Holdings I Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 11/08/2027 (aa)	446	446
Comcast Hulu Holdings LLC, Term Loan A, (ICE LIBOR USD 1 Month + 0.88%), 0.98%, 03/15/2024 (aa)	1,750	1,735
MH Sub I LLC, 2020 June New Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 4.75%, 09/13/2024 (aa)	671	672
MH Sub I LLC, 2021 Replacement Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 6.25%), 6.35%, 02/23/2029 (aa)	109	110
Proofpoint, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 08/31/2028 (aa)	1,990	1,980
Uber Technologies, Inc., 2021 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 3.60%, 04/04/2025 (aa)	244	244

		6,196

Media — 0.3%
Charter Communications Operating LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 04/30/2025 (aa)	3,334	3,324
Diamond Sports Group LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 08/24/2026 (aa)	496	229
DirecTV Financing LLC, Closing Date Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 08/02/2027 (aa)	4,535	4,536

SEE NOTES TO FINANCIAL STATEMENTS.

226	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Media — continued
Nexstar Media, Inc., Term A-5 Loan, (ICE LIBOR USD 1 Month + 1.50%), 1.60%, 09/19/2024 (aa)	869	864
Nexstar Media, Inc., Term B-3 Loan, (ICE LIBOR USD 1 Month + 2.25%), 2.35%, 01/17/2024 (aa)	1,032	1,029
Nielsen Finance LLC, Class B-4 Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 2.10%, 10/04/2023 (aa)	2,552	2,550

		12,532

Telecommunications — 0.6%
AT&T, Inc., Advance, (ICE LIBOR USD 1 Month + 1.00%), 1.10%, 03/23/2022 (aa) (cc)	1,275	1,273
Cincinnati Bell, Inc., Term B-2 Loan, (SOFR 3 Month + 3.25%), 3.30%, 11/22/2028 (aa)	320	320
Connect Finco Sarl, Amendment No. 1 Refinancing Term Loan, (Luxembourg), (ICE LIBOR USD 1 Month + 3.50%), 4.50%, 12/11/2026 (aa)	735	734
Crown Subsea Communications Holding, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 4.75%), 5.50%, 04/27/2027 (aa)	865	867
Delta Topco, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 12/01/2027 (aa)	2,593	2,594
Digicel International Finance Limited, Initial Term B Loan (First Lien), (Saint Lucia), (ICE LIBOR USD 3 Month + 3.25%), 3.50%, 05/27/2024 (aa)	908	882
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan, (Luxembourg), (ICE LIBOR USD 1 Month + 4.75%), 8.00%, 11/27/2023 (aa)	212	212
Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan, (Luxembourg), 8.63%, 01/02/2024	2,006	2,002
Intrado Corp., Initial Term B Loan, (ICE LIBOR USD 3 Month + 4.00%), 5.00%, 10/10/2024 (aa)	5,314	5,032
Intrado Corp., Incremental Term B-1 Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 10/10/2024 (aa)	1,348	1,267
Lumen Technologies, Inc., Term A Loan, (ICE LIBOR USD 1 Month + 2.00%), 2.10%, 01/31/2025 (aa)	1,070	1,064
Xplornet Communications, Inc., Initial Term Loan (Second Lien), (Canada), (ICE LIBOR USD 1 Month + 7.00%), 7.50%, 10/01/2029 (aa)	475	470
Xplornet Communications, Inc., Refinancing Term Loan (First Lien), (Canada), (ICE LIBOR USD 1 Month + 4.00%), 4.50%, 10/02/2028 (aa)	2,584	2,578

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Telecommunications — continued
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.10%, 03/09/2027 (aa)	1,055	1,040

		20,335

Total Communications		42,694

Consumer Cyclical — 0.9%
Airlines — 0.3%
AAdvantage Loyalty IP Ltd., Initial Term Loan, (Cayman Islands), (ICE LIBOR USD 3 Month + 4.75%), 5.50%, 04/20/2028 (aa)	4,005	4,143
SkyMiles IP Ltd., Initial Term Loan, (Cayman Islands), (ICE LIBOR USD 3 Month + 3.75%), 4.75%, 10/20/2027 (aa)	490	517
United AirLines, Inc., Class B Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 04/21/2028 (aa)	5,063	5,070

		9,730

Auto Manufacturers — 0.0% (g)
Ford Motor Co., Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 1.86%, 12/31/2022 (aa)	850	840

Entertainment — 0.1%
Penn National Gaming, Inc., Term A Facility Refinancing Loan, (ICE LIBOR USD 1 Month + 1.25%), 2.00%, 10/19/2023 (aa)	813	809
Raptor Acquisition Corp., Term B Loan (First Lien), (Canada), (ICE LIBOR USD 3 Month + 4.00%), 4.75%, 11/01/2026 (aa)	201	201
Scientific Games International, Inc., Initial Term B-5 Loan, (ICE LIBOR USD 1 Month + 2.75%), 2.85%, 08/14/2024 (aa)	2,199	2,190

		3,200

Leisure Time — 0.0% (g)
Life Time, Inc., 2021 Refinancing Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 12/16/2024 (aa)	622	625

Lodging — 0.1%
Golden Nugget, Inc., Initial B Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 3.25%, 10/04/2023 (aa)	905	898
Hilton Worldwide Finance LLC, Refinanced Series B-2 Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 1.85%, 06/22/2026 (aa)	2,206	2,186

		3,084

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	227

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Retail — 0.4%
BJ’s Wholesale Club, Inc., Tranche B Term Loan (First Lien), (ICE LIBOR USD 1 Month + 2.00%), 2.10%, 02/03/2024 (aa)	1,041	1,041
Foundation Building Materials, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 01/31/2028 (aa)	185	184
IRB Holding Corp., Fourth Amendment Incremental Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/2027 (aa)	1,851	1,850
LBM Acquisition LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 12/17/2027 (u) (aa)	2,548	2,523
PetSmart LLC, Initial Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.50%, 02/11/2028 (aa)	3,184	3,186
Staples, Inc., 2019 Refinancing New Term B-1 Loan, (ICE LIBOR USD 3 Month + 5.00%), 5.13%, 04/16/2026 (aa)	503	485
Whatabrands LLC, Initial Term B Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 08/03/2028 (u) (aa)	1,400	1,394
White Cap Buyer LLC, Initial Closing Date Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 4.50%, 10/19/2027 (aa)	2,890	2,890

		13,553

Total Consumer Cyclical		31,032

Consumer Non-cyclical — 0.8%
Commercial Services — 0.4%
Allied Universal Holdco LLC, Initial U.S. Dollar Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 05/12/2028 (u) (aa)	1,496	1,490
CoreLogic, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 06/02/2028 (aa)	2,494	2,489
PECF USS Intermediate Holding III Corp., Initial Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 4.75%, 12/15/2028 (u) (aa)	2,842	2,843
Sabre GLBL, Inc., 2021 Other Term B-1 Loan, (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 12/17/2027 (aa)	586	578
Sabre GLBL, Inc., 2021 Other Term B-2 Loan, (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 12/17/2027 (aa)	934	921
Sotheby’s, 2021 Second Refinancing Term Loan, (ICE LIBOR USD 3 Month + 4.50%), 5.00%, 01/15/2027 (aa)	105	105
Syniverse Holdings, Inc., Tranche C Term Loan, (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 03/09/2023 (u) (aa)	1,043	1,035

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Services — continued
Verscend Holding Corp., Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.00%), 4.10%, 08/27/2025 (aa)	4,975	4,969

		14,430

Healthcare — Products — 0.0% (g)
Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 3.10%, 06/30/2025 (aa)	845	844

Healthcare — Services — 0.3%
DaVita, Inc., Tranche B-1 Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 1.85%, 08/12/2026 (aa)	2,136	2,123
Envision Healthcare Corp., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 3.85%, 10/10/2025 (aa)	2,114	1,695
Icon Public Limited Co., Lux Term Loan, (Ireland), (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 07/03/2028 (aa)	1,300	1,300
LifePoint Health, Inc., Term B Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 3.85%, 11/16/2025 (aa)	592	591
Medical Solutions Holdings, Inc., Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 7.00%), 7.50%, 11/01/2029 (aa)	430	424
Phoenix Newco, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/15/2028 (u) (aa)	2,500	2,499
Quorum Health Corp., Term Loan (Exit), (ICE LIBOR USD 3 Month + 7.75%), 8.75%, 04/29/2025 (aa)	611	592
WCG Purchaser Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 2 Month + 4.00%), 5.00%, 01/08/2027 (aa)	290	290

		9,514

Pharmaceuticals — 0.1%
Change Healthcare Holdings LLC, Closing Date Term Loan, (ICE LIBOR USD 1 Month + 2.50%), 3.50%, 03/01/2024 (aa)	1,029	1,028
Endo Luxembourg Finance Co. I S.a r.l., 2021 Term Loan, (Luxembourg), (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 03/27/2028 (aa)	2,383	2,312
Icon Public Limited Co., U.S. Term Loan, (Ireland), (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 07/03/2028 (aa)	324	324

		3,664

Total Consumer Non-cyclical		28,452

SEE NOTES TO FINANCIAL STATEMENTS.

228	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Energy — 0.3%
Oil & Gas — 0.2%
Ascent Resources Utica Holdings LLC / Aru Finance Corp., Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 9.00%), 10.00%, 11/01/2025 (u) (aa)	6,767	7,297
Hess Corp., Term Loan, (ICE LIBOR USD 1 Month + 2.00%), 2.11%, 03/16/2023 (aa)	381	377

		7,674

Pipelines — 0.1%
Cheniere Corpus Christi Holdings LLC, Tranche 2, (ICE LIBOR USD 3 Month + 0.00%), 1.85%, 06/30/2024 (u) (aa)	982	982
Freeport LNG investments, LLLP, Initial Term B Loan, (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 12/21/2028 (u) (aa)	802	794

		1,776

Total Energy		9,450

Financial — 0.5%
Diversified Financial Services — 0.2%
Advisor Group Holdings, Inc., Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.50%), 4.59%, 07/31/2026 (u) (aa)	1,995	2,000
Avolon TLB Borrower 1, Term B-3 Loan, (ICE LIBOR USD 1 Month + 1.75%), 2.50%, 01/15/2025 (aa)	852	851
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 6.75%), 7.50%, 04/07/2028 (aa)	763	777
Delos Finance S.a r.l., New Loan (2018), (Luxembourg), (ICE LIBOR USD 3 Month + 1.75%), 1.97%, 10/06/2023 (aa)	1,080	1,079
Mercury Borrower, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 08/02/2028 (u) (aa)	534	531
Mercury Borrower, Inc., Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 6.50%), 7.00%, 08/02/2029 (u) (aa)	668	668

		5,906

Insurance — 0.2%
Alliant Holdings Intermediate LLC, Initial Term Loan (2018), (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 05/09/2025 (aa)	593	586
Asurion LLC, New B-3 Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.25%), 5.35%, 01/31/2028 (aa)	1,794	1,799
Asurion LLC, New B-4 Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.25%), 5.35%, 01/20/2029 (aa)	2,785	2,772

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Insurance — continued
Asurion LLC, Replacement B-6 Term Loan, (ICE LIBOR USD 1 Month + 3.13%), 3.23%, 11/03/2023 (aa)	1,175	1,171
Hub International Limited, B-3 Incremental Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 4.00%, 04/25/2025 (aa)	737	736
Sedgwick Claims Management Services, Inc., 2020 Term Loan, (ICE LIBOR USD 1 Month + 4.25%), 5.25%, 09/03/2026 (aa)	290	290
Sedgwick Claims Management Services, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 12/31/2025 (aa)	1,820	1,805

		9,159

REITS — 0.1%
GLP Capital LP, Term Loan A2, (ICE LIBOR USD 3 Month + 1.50%), 1.66%, 05/21/2023 (aa) (bb) (cc)	795	793
Invitation Homes Operating Partnership LP, Term Loan A, (ICE LIBOR USD 1 Month + 1.00%), 1.11%, 01/31/2025 (aa)	3,302	3,265

		4,058

Total Financial		19,123

Industrial — 0.7%
Aerospace/Defense — 0.1%
COBHAM ULTRA US CO-BORROWER LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 3.88%, 11/17/2028 (u) (aa)	287	286
Sequa Mezzanine Holdings LLC, Extended Term Loan (First Lien), (ICE LIBOR USD 3 Month + 6.75%), 7.75%, 11/28/2023 (aa)	291	292
Spirit Aerosystems, Inc., 2021 Refinancing Term Loan, (ICE LIBOR USD 1 Month + 3.75%), 4.25%, 01/15/2025 (aa)	372	372

		950

Building Materials — 0.1%
Chariot Buyer LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 11/03/2028 (aa)	1,371	1,369
CP Atlas Buyer, Inc., Term B Loan, (ICE LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/2027 (aa)	1,991	1,980
CPG International LLC, New Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 3.25%, 05/05/2024 (aa)	725	724
Standard Industries, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 2.50%), 3.00%, 09/22/2028 (u) (aa)	423	424

		4,497

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	229

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Engineering & Construction — 0.2%
Brand Energy & Infrastructure Services, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 4.25%), 5.25%, 06/21/2024 (u) (aa)	6,834	6,674
KKR Apple Bidco LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.00%), 3.50%, 09/22/2028 (aa)	603	600
KKR Apple Bidco LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.75%), 6.25%, 09/21/2029 (aa)	96	97

		7,371

Environmental Control — 0.1%
Clean Harbors, Inc., Initial Term Loan, (ICE LIBOR USD 1 Month + 1.75%), 1.85%, 06/28/2024 (aa)	249	249
Filtration Group Corp., 2021 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.50%), 4.00%, 10/21/2028 (u) (aa)	789	787
Madison IAQ LLC, Initial Term Loan, (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 06/21/2028 (aa)	2,015	2,012

		3,048

Machinery — Construction & Mining — 0.0% (g)
Vertiv Group Corp., Term B Loan, (ICE LIBOR USD 1 Month + 2.75%), 2.84%, 03/02/2027 (aa)	446	443

Machinery — Diversified — 0.1%
Husky Injection Molding Systems Ltd., Initial Term Loan, (Canada), (ICE LIBOR USD 3 Month + 3.00%), 3.35%, 03/28/2025 (aa)	2,849	2,799

Miscellaneous Manufacturers — 0.0% (g)
Momentive Performance Materials, Inc., Initial Dollar Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.25%), 3.36%, 05/15/2024 (aa)	505	504

Packaging & Containers — 0.1%
Mauser Packaging Solutions Holding Co., Initial Term Loan, (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 04/03/2024 (u) (aa)	2,763	2,724
Owens-Illinois Group, Inc., Tranche A TLA, (ICE LIBOR USD 1 Month + 1.50%), 1.62%, 06/25/2024 (aa)	995	987

		3,711

Shipbuilding — 0.0% (g)
MHI Holdings LLC, Initial Term Loan, (ICE LIBOR USD 1 Month + 5.00%), 5.10%, 09/21/2026 (aa)	538	538

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Transportation — 0.0% (g)
AIT Worldwide Logistics Holdings, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.75%), 5.50%, 04/06/2028 (u) (aa)	401	400

Total Industrial		24,261

Technology — 1.3%
Computers — 0.3%
Magenta Buyer LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 3 Month + 5.00%), 5.75%, 07/27/2028 (aa)	2,829	2,819
Magenta Buyer LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 8.25%), 9.00%, 07/27/2029 (aa)	1,481	1,468
McAfee LLC, Term B USD Loan, (ICE LIBOR USD 1 Month + 3.75%), 3.85%, 09/30/2024 (u) (aa)	3,575	3,577
Peraton Corp., Term B Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 4.50%, 02/01/2028 (u) (aa)	2,978	2,977

		10,841

Semiconductors — 0.0% (g)
MKS Instruments, Inc., Term Loan, (ICE LIBOR USD 3 Month + 2.25%), 2.75%, 10/20/2028 (u) (aa)	1,323	1,319

Software — 1.0%
Applied Systems, Inc., Closing Date Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.00%), 3.50%, 09/19/2024 (u) (aa)	851	850
Ascend Learning LLC, Initial Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.75%), 6.25%, 12/10/2029 (aa)	458	459
athenahealth, Inc., Term B-1 Loan (First Lien), (ICE LIBOR USD 1 Month + 4.25%), 4.40%, 02/11/2026 (u) (aa)	423	423
Banff Guarantor, Inc., Initial Term Loan (Second Lien), (ICE LIBOR USD 3 Month + 5.50%), 6.00%, 02/27/2026 (u) (aa)	2,005	2,022
Boxer Parent Co., Inc., 2021 Replacement Dollar Term Loan, (ICE LIBOR USD 3 Month + 3.75%), 3.97%, 10/02/2025 (u) (aa)	2,165	2,150
Camelot U.S. Acquisition 1 Co., Amendment No. 2 Incremental Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.00%, 10/30/2026 (aa)	2,495	2,491
Dun & Bradstreet Corp., The, Initial Term Borrowing, (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 02/06/2026 (aa)	1,684	1,676
EP Purchaser LLC, Closing Date Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 4.00%, 11/06/2028 (aa)	531	531
Epicor Software Corp., Term C Loan, (ICE LIBOR USD 1 Month + 3.25%), 4.00%, 07/30/2027 (aa)	1,421	1,418

SEE NOTES TO FINANCIAL STATEMENTS.

230	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Software — continued
Genesys Cloud Services Holdings I LLC, Initial Dollar Term Loan (2020), (ICE LIBOR USD 1 Month + 4.00%), 4.75%, 12/01/2027 (aa)	1,859	1,864
Helios Software Holdings, Inc., Initial Dollar Term Loan (2021), (ICE LIBOR USD 3 Month + 3.75%), 3.97%, 03/11/2028 (aa)	407	404
Misys Limited, Dollar Term Loan (First Lien), (United Kingdom), (ICE LIBOR USD 3 Month + 3.50%), 4.50%, 06/13/2024 (aa)	1,986	1,976
Misys Limited, Dollar Term Loan (Second Lien), (United Kingdom), (ICE LIBOR USD 3 Month + 7.25%), 8.25%, 06/13/2025 (aa)	1,000	997
Planview Parent, Inc., Closing Date Loan (Second Lien), (ICE LIBOR USD 3 Month + 7.25%), 8.00%, 12/18/2028 (aa)	180	180
Polaris Newco LLC, Dollar Term Loan (First Lien), (ICE LIBOR USD 3 Month + 4.00%), 4.50%, 06/02/2028 (aa)	1,391	1,389
Rackspace Technology Global, Inc., 2021 Term B Loan (First Lien), (ICE LIBOR USD 3 Month + 2.75%), 3.50%, 02/15/2028 (aa)	790	783
RealPage, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.25%), 3.75%, 04/24/2028 (aa)	1,703	1,697
Renaissance Holding Corp., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.25%), 3.35%, 05/30/2025 (aa)	418	413
Skillsoft Finance II, Inc., Initial Term Loan, (ICE LIBOR USD 3 Month + 4.75%), 5.50%, 07/14/2028 (aa)	1,450	1,452
Sophia, LP, Term Loan B (First Lien), (ICE LIBOR USD 3 Month + 3.50%), 4.25%, 10/07/2027 (aa)	3,870	3,867
Sovos Compliance LLC, Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 4.50%), 5.00%, 08/11/2028 (aa)	543	544
TIBCO Software, Inc., Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 7.25%), 7.25%, 03/03/2028 (aa)	455	456
UKG, Inc., 2021 Incremental Term Loan (Second Lien), (ICE LIBOR USD 1 Month + 5.25%), 5.75%, 05/03/2027 (aa)	1,193	1,195
UKG, Inc., 2021-2 Incremental Term Loan (First Lien), (ICE LIBOR USD 3 Month + 3.25%), 3.75%, 05/04/2026 (aa)	1,069	1,062

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)			VALUE($)

Software — continued
UKG, Inc., Initial Term Loan (First Lien), (ICE LIBOR USD 1 Month + 3.75%), 3.85%, 05/04/2026 (aa)		788		785
Veritas US, Inc., Dollar Term B-2021 Loan, (ICE LIBOR USD 3 Month + 5.00%), 6.00%, 09/01/2025 (aa)		3,390		3,387
VMware, Inc., Three Year Loan, (ICE LIBOR USD 3 Month + 0.88%), 0.85%, 09/02/2024 (aa)		1,636		1,634

				36,105

Total Technology				48,265

Utilities — 0.0% (g)
Electric — 0.0% (g)
Heritage Power LLC, Term Loan, (ICE LIBOR USD 3 Month + 6.00%), 7.00%, 07/30/2026 (aa)		1,452		1,165

Total Loan Assignments (Cost $210,477)				209,242

Short-Term Investments — 2.7%
Commercial Paper — 0.0% (g)
Enel Finance America LLC, 0.45%, 02/04/2022 (e) (n)		1,000		1,000

Time Deposits — 2.7%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022		1,818		1,818
Brown Brothers Harriman, (0.97%), 01/03/2022	EUR	—	(h)	—	(h)
Citibank NA,
(0.97%), 01/03/2022	EUR	66		75
0.01%, 01/04/2022	GBP	13		18
Sumitomo Mitsui Banking Corp., 0.01%, 01/03/2022		94,141		94,141

Total Time Deposits				96,052

Total Short-Term Investments (Cost $97,052)				97,052

Total Investments — 99.5% (Cost — $3,555,372)				3,560,603

Other Assets in Excess of Liabilities — 0.5%				18,826

NET ASSETS — 100.0%				$3,579,429

Percentages indicated are based on net assets

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	231

Six Circles Credit Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro Schatz	2	03/2022	EUR	256	(—	)(h)
U.S. Treasury 10 Year Note	176	03/2022	USD	22,739	224
U.S. Treasury 2 Year Note	868	03/2022	USD	189,505	(132)
U.S. Treasury 5 Year Note	466	03/2022	USD	56,224	151
U.S. Treasury Long Bond	44	03/2022	USD	6,973	86

					329

Short Contracts
Euro BOBL	(1)	03/2022	EUR	(153)	1
Euro Bund	(5)	03/2022	EUR	(990)	14
Long Gilt	(1)	03/2022	GBP	(169)	—	(h)
U.S. Treasury 10 Year Note	(5)	03/2022	USD	(645)	(8)
U.S. Treasury 5 Year Note	(408)	03/2022	USD	(49,151)	(207)
U.S. Treasury Ultra Bond	(62)	03/2022	USD	(12,041)	(181)

					(381)

Total unrealized appreciation (depreciation)					(52)

Forward foreign currency exchange contracts outstanding as of December 31, 2021:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	154	EUR	136	Goldman Sachs International	01/12/2022	(2)
USD	134	EUR	118	Morgan Stanley & Co.	01/12/2022	(1)
USD	342	EUR	304	Morgan Stanley & Co.	01/12/2022	(3)
USD	26,702	EUR	23,579	Morgan Stanley & Co.	03/16/2022	(182)
USD	5,879	GBP	4,433	Goldman Sachs International	03/16/2022	(119)

Net unrealized appreciation (depreciation)						(307)

Over the Counter (“OTC”) Credit Default Swap contracts outstanding — sell protection (1) as of December 31, 2021:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Adler Real Estate AG, 1.50%, 12/06/2021	5.00%	Quarterly	Morgan Stanley	12/20/2025	5.87	EUR	30	5		(6)	(1)
CMA CGM SA, 7.5%, 01/15/2026	5.00%	Quarterly	Goldman Sachs	06/20/2026	2.83	EUR	10	1		— (h)	1
Adler Real Estate AG, 2.13%, 02/06/2024	5.00%	Quarterly	Citibank, NA	12/20/2026	5.48	EUR	20	1		(1)	(—	)(h)
Altice Finco SA, 4.75%, 01/15/2028	5.00%	Quarterly	Barclays Bank plc	12/20/2026	4.06	EUR	70	3		2	5
Adler Real Estate AG, 2.13%, 02/06/2024	5.00%	Quarterly	Morgan Stanley	12/20/2026	5.48	EUR	90	—	(h)	(2)	(2)
Adler Real Estate AG, 2.13%, 02/06/2024	5.00%	Quarterly	Goldman Sachs International	12/20/2026	5.48	EUR	60	—	(h)	(1)	(1)

Total								10		(8)	2

SEE NOTES TO FINANCIAL STATEMENTS.

232	SIX CIRCLES TRUST	DECEMBER 31, 2021

Centrally Cleared Credit Default Swap contracts outstanding — sell protection (1) as of December 31, 2021:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($) (4)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.HY.37-V1	5.00%	Quarterly	12/20/2026	2.93	USD	6,144	528	48	576

Total							528	48	576

(1)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

BofA	— Bank of America
CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
ICE	— Intercontinental Exchange
IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMICS	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2021.
(a)	— Non-income producing security.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2021.
(o)	— Loan assignments are presented by obligor. Each Series or loan tranche underlying each obligor may have varying terms.
(u)	— All or a portion of the security is unsettled as of December 31, 2021. Unless otherwise indicated, the coupon rate is undetermined.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2021.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	233

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$615,802
Cash	14
Foreign currency, at value	3
Deposits at broker for futures contracts	530
Deposits at broker for centrally cleared swaps	261
Prepaid expenses	2
Receivables:
Investment securities sold	135
Fund shares sold	215
Interest and dividends from non-affiliates	2,095
Variation margin on futures contracts	64
Variation margin on centrally cleared swaps (net upfront receipts of $342)	5
Unrealized appreciation on forward foreign currency exchange contracts	2,120

Total Assets	621,246

LIABILITIES:
Payables:
Fund shares redeemed	91
Unrealized depreciation on forward foreign currency exchange contracts	391
Accrued liabilities:
Investment advisory fees	60
Administration fees	21
Custodian and accounting fees	45
Trustees’ fees	1
Registration and filing fees	10
Other	204

Total Liabilities	823

Net Assets	$620,423

NET ASSETS:
Paid-in capital	$627,368
Total distributable earnings (loss)	(6,945)

Total Net Assets	$620,423

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	62,326
Net Asset Value, offering and redemption price per share (a):	$9.95
Cost of investments in non-affiliates	$619,036
Cost of foreign currency	3

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

234	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Tax Aware Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$638,448
Cash	12
Foreign currency, at value	5
Deposits at broker for futures contracts	483
Deposits at broker for centrally cleared swaps	298
Prepaid expenses	2
Receivables:
Investment securities sold	10
Fund shares sold	507
Interest and dividends from non-affiliates	3,798
Variation margin on futures contracts	82
Unrealized appreciation on forward foreign currency exchange contracts	70

Total Assets	643,715

LIABILITIES:
Payables:
Fund shares redeemed	135
Variation margin on centrally cleared swaps (net upfront receipts of $349)	7
Unrealized depreciation on forward foreign currency exchange contracts	319
Accrued liabilities:
Investment advisory fees	53
Administration fees	21
Custodian and accounting fees	39
Trustees’ fees	1
Registration and filing fees	7
Other	66

Total Liabilities	648

Net Assets	$643,067

NET ASSETS:
Paid-in capital	$647,657
Total distributable earnings (loss)	(4,590)

Total Net Assets	$643,067

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	64,525
Net Asset Value, offering and redemption price per share (a):	$9.97
Cost of investments in non-affiliates	$638,333
Cost of foreign currency	5

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	235

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Six Circles U.S. Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$18,331,768
Deposits at broker for futures contracts	5,867
Prepaid expenses	74
Receivables:
Fund shares sold	10,618
Interest and dividends from non-affiliates	9,737
Tax reclaims	58
Other assets	58

Total Assets	18,358,180

LIABILITIES:
Payables:
Due to custodian—cash	15
Investment securities purchased	14,753
Fund shares redeemed	3,767
Variation margin on futures contracts	444
Accrued liabilities:
Investment advisory fees	636
Administration fees	130
Custodian and accounting fees	198
Trustees’ fees	19
Registration and filing fees	189
Other	76

Total Liabilities	20,227

Net Assets	$18,337,953

NET ASSETS:
Paid-in capital	$13,290,054
Total distributable earnings (loss)	5,047,899

Total Net Assets	$18,337,953

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	1,221,986
Net Asset Value, offering and redemption price per share (a):	$15.01
Cost of investments in non-affiliates	$13,277,473

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

236	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,164,552
Foreign currency, at value	300
Deposits at broker for futures contracts	16,074
Prepaid expenses	48
Receivables:
Investment securities sold	30
Fund shares sold	11,810
Interest and dividends from non-affiliates	7,140
Tax reclaims	36,304

Total Assets	14,236,258

LIABILITIES:
Payables:
Due to custodian—cash	12
Investment securities purchased	3,324
Fund shares redeemed	1,666
Variation margin on futures contracts	196
Accrued liabilities:
Investment advisory fees	488
Administration fees	129
Custodian and accounting fees	861
Trustees’ fees	10
Deferred foreign capital gains tax	540
Registration and filing fees	389
Other	80

Total Liabilities	7,695

Net Assets	$14,228,563

NET ASSETS:
Paid-in capital	$12,700,910
Total distributable earnings (loss)	1,527,653

Total Net Assets	$14,228,563

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	1,282,052
Net Asset Value, offering and redemption price per share (a):	$11.10
Cost of investments in non-affiliates	$12,438,672
Cost of foreign currency	300

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	237

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Six Circles Global Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,516,062
Options purchased, at value	65
Cash	66
Foreign currency, at value	5,963
Deposits at broker for futures contracts	1,620
Deposits at broker for centrally cleared swaps	3,553
Deposits at broker for OTC contracts	170
Prepaid expenses	1
Receivables:
Investment securities sold	138,092
Investment securities sold — delayed delivery securities	816,969
Fund shares sold	3,478
Interest and dividends from non-affiliates	44,024
Variation margin on futures contracts	701
Variation margin on centrally cleared swaps (net upfront payments of $3,423)	665
Unrealized appreciation on forward foreign currency exchange contracts	39,529

Total Assets	9,570,958

LIABILITIES:
Payables:
Securities sold short, at value	403,118
Deposits from broker for OTC contracts	1,938
Deposits from broker for delayed delivery securities	590
Interest expense	73
Investment securities purchased	89,979
Investment securities purchased — delayed delivery securities	1,241,820
Fund shares redeemed	4,514
Outstanding options written, at fair value	319
Unrealized depreciation on forward foreign currency exchange contracts	22,889
Outstanding OTC swap contracts, at value (net upfront receipts of $–(a))	77
Accrued liabilities:
Investment advisory fees	401
Administration fees	136
Custodian and accounting fees	800
Trustees’ fees	— (a)
Registration and filing fees	140
Other	101

Total Liabilities	1,766,895

Net Assets	$7,804,063

NET ASSETS:
Paid-in capital	$8,041,583
Total distributable earnings (loss)	(237,520)

Total Net Assets	$7,804,063

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	790,806
Net Asset Value, offering and redemption price per share (b):	$9.87
Cost of investments in non-affiliates	$8,741,592
Cost of options purchased	115
Cost of foreign currency	5,963
Proceeds from securities sold short	(403,565)
Premiums received from options written	(595)

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

238	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Six Circles Tax Aware Bond Fund
ASSETS:
Investments in non-affiliates, at value	$6,385,122
Deposits at broker for futures contracts	420
Prepaid expenses	—	(a)
Receivables:
Investment securities sold	2,499
Fund shares sold	2,413
Interest and dividends from non-affiliates	58,478
Variation margin on futures contracts	5

Total Assets	6,448,937

LIABILITIES:
Payables:
Due to custodian—cash	48
Investment securities purchased	54,031
Fund shares redeemed	1,387
Accrued liabilities:
Investment advisory fees	565
Administration fees	128
Custodian and accounting fees	225
Trustees’ fees	—	(a)
Registration and filing fees	126
Other	108

Total Liabilities	56,618

Net Assets	$6,392,319

NET ASSETS:
Paid-in capital	$6,339,124
Total distributable earnings (loss)	53,195

Total Net Assets	$6,392,319

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	611,409
Net Asset Value, offering and redemption price per share (b):	$10.46
Cost of investments in non-affiliates	$6,330,414

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	239

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (continued)

(Amounts in thousands)

	Six Circles Credit Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$3,560,603
Cash	11
Deposits at broker for futures contracts	749
Deposits at broker for centrally cleared swaps	502
Deposits at broker for OTC contracts	10
Receivables:
Investment securities sold	4,336
Fund shares sold	2,016
Interest and dividends from non-affiliates	41,864
Variation margin on futures contracts	380
Variation margin on centrally cleared swaps (net upfront payments of $528)	9
Outstanding OTC swap contracts, at value (net upfront payments of $4)	6
Unrealized appreciation on unfunded commitments	—	(a)

Total Assets	3,610,486

LIABILITIES:
Payables:
Due to custodian—foreign currency	2
Investment securities purchased	28,925
Fund shares redeemed	576
Unrealized depreciation on forward foreign currency exchange contracts	307
Outstanding OTC swap contracts, at value (net upfront payments of $6)	4
Accrued liabilities:
Investment advisory fees	579
Administration fees	81
Custodian and accounting fees	209
Trustees’ fees	11
Registration and filing fees	231
Other	132

Total Liabilities	31,057

Net Assets	3,579,429

NET ASSETS:
Paid-in capital	$3,575,964
Total distributable earnings (loss)	3,465

Total Net Assets	3,579,429

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	348,352
Net Asset Value, offering and redemption price per share (b):	$10.28
Cost of investments in non-affiliates	$3,555,372

(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

240	SIX CIRCLES TRUST	DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,964

Total investment income	4,964

EXPENSES:
Investment advisory fees	1,429
Administration fees	59
Custodian and accounting fees	123
Professional fees	80
Trustees’ fees	14
Printing and mailing costs	7
Registration and filing fees	34
Transfer agency fees	30
Other	14

Total expenses	1,790

Less advisory fees waived	(765)

Net expenses	1,025

Net investment income (loss)	3,939

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(1,344)
Futures contracts	465
Foreign currency transactions	447
Forward foreign currency exchange contracts	1,670
Swaps	(173)

Net realized gain (loss)	1,065

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(6,883)
Futures contracts	(467)
Foreign currency translations	(110)
Forward foreign currency exchange contracts	3,100
Swaps	53

Change in net unrealized appreciation (depreciation)	(4,307)

Net realized/unrealized gains (losses)	(3,242)

Change in net assets resulting from operations	$697

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	241

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Six Circles Tax Aware Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,722

Total investment income	4,722

EXPENSES:
Investment advisory fees	1,517
Administration fees	58
Custodian and accounting fees	107
Professional fees	77
Trustees’ fees	16
Printing and mailing costs	7
Registration and filing fees	27
Transfer agency fees	29
Other	11

Total expenses	1,849

Less advisory fees waived	(939)

Net expenses	910

Net investment income (loss)	3,812

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	402
Futures contracts	446
Foreign currency transactions	(414)
Forward foreign currency exchange contracts	294
Swaps	(214)

Net realized gain (loss)	514

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(3,637)
Futures contracts	(571)
Foreign currency translations	16
Forward foreign currency exchange contracts	212
Swaps	64

Change in net unrealized appreciation (depreciation)	(3,916)

Net realized/unrealized gains (losses)	(3,402)

Change in net assets resulting from operations	$410

SEE NOTES TO FINANCIAL STATEMENTS.

242	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles U.S. Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6
Dividend income from non-affiliates	227,214
Foreign taxes withheld	(12)

Total investment income	227,208

EXPENSES:
Investment advisory fees	43,329
Administration fees	390
Custodian and accounting fees	527
Professional fees	275
Trustees’ fees	407
Printing and mailing costs	75
Registration and filing fees	277
Transfer agency fees	34
Interest expense	48
Other	80

Total expenses	45,442

Less advisory fees waived	(36,409)

Net expenses	9,033

Net investment income (loss)	218,175

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	2,329,036
Futures contracts	25,567

Net realized gain (loss)	2,354,603

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,874,531
Futures contracts	466

Change in net unrealized appreciation (depreciation)	1,874,997

Net realized/unrealized gains (losses)	4,229,600

Change in net assets resulting from operations	$4,447,775

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	243

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Six Circles International Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	324,430
Non-cash dividend income from non-affiliates	17,107
Foreign taxes withheld	(38,055)

Total investment income	303,483

EXPENSES:
Investment advisory fees	28,058
Administration fees	387
Custodian and accounting fees	2,627
Professional fees	272
Trustees’ fees	273
Printing and mailing costs	74
Registration and filing fees	550
Transfer agency fees	34
Interest expense	1,052
Other	90

Total expenses	33,417

Less advisory fees waived	(22,515)

Net expenses	10,902

Net investment income (loss)	292,581

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	521,266 (a)
Futures contracts	33,572
Foreign currency transactions	(4,860)
Forward foreign currency exchange contracts	(3,299)

Net realized gain (loss)	546,679

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	503,656 (b)
Futures contracts	1,488
Foreign currency translations	(1,952)

Change in net unrealized appreciation (depreciation)	503,192

Net realized/unrealized gains (losses)	1,049,871

Change in net assets resulting from operations	$1,342,452

(a)	Net of foreign capital gains tax of $(662).
(b)	Net of change in foreign capital gains tax of approximately $(539).

SEE NOTES TO FINANCIAL STATEMENTS.

244	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Global Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$71,222
Foreign taxes withheld	(783)

Total investment income	70,439

EXPENSES:
Investment advisory fees	18,174
Administration fees	413
Custodian and accounting fees	2,263
Professional fees	211
Trustees’ fees	170
Printing and mailing costs	52
Registration and filing fees	75
Transfer agency fees	28
Offering costs	55
Interest expense	158
Other	39

Total expenses	21,638

Less advisory fees waived	(13,811)

Net expenses	7,827

Net investment income (loss)	62,612

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(15,382)
Options written	1,336
Futures contracts	2,411
Foreign currency transactions	(15,332)
Forward foreign currency exchange contracts	182,703
Securities sold short	4,375
Swaps	(195)

Net realized gain (loss)	159,916

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(354,904)
Options purchased	(50)
Options written	276
Futures contracts	(645)
Foreign currency translations	(2,350)
Forward foreign currency exchange contracts	77,983
Securities sold short	2,031
Swaps	520

Change in net unrealized appreciation (depreciation)	(277,139)

Net realized/unrealized gains (losses)	(117,223)

Change in net assets resulting from operations	$(54,611)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	245

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021 (continued)

(Amounts in thousands)

Six Circles Tax Aware Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$67,650

Total investment income	67,650

EXPENSES:
Investment advisory fees	14,411
Administration fees	371
Custodian and accounting fees	618
Professional fees	177
Trustees’ fees	140
Printing and mailing costs	61
Registration and filing fees	153
Transfer agency fees	28
Offering costs	47
Interest expense	— (a)
Other	26

Total expenses	16,032

Less advisory fees waived	(8,389)

Net expenses	7,643

Net investment income (loss)	60,007

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	515
Futures contracts	(1,820)

Net realized gain (loss)	(1,305)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	4,966
Futures contracts	(205)

Change in net unrealized appreciation (depreciation)	4,761

Net realized/unrealized gains (losses)	3,456

Change in net assets resulting from operations	$63,463

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

246	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Credit Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$109,265
Dividend income from non-affiliates	254
Foreign taxes withheld	(101)

Total investment income	109,418

EXPENSES:
Investment advisory fees	23,363
Administration fees	222
Custodian and accounting fees	589
Professional fees	281
Trustees’ fees	91
Printing and mailing costs	155
Registration and filing fees	247
Transfer agency fees	29
Offering costs	84
Interest expense	1
Other	20

Total expenses	25,082

Less advisory fees waived	(17,323)

Net expenses	7,759

Net investment income (loss)	101,659

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	2,297
Futures contracts	714
Foreign currency transactions	(152)
Forward foreign currency exchange contracts	2,379
Swaps	1,259

Net realized gain (loss)	6,497

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(9,374)
Futures contracts	(96)
Foreign currency translations	(9)
Forward foreign currency exchange contracts	(236)
Swaps	(181)
Unfunded commitments	– (a)

Change in net unrealized appreciation (depreciation)	(9,896)

Net realized/unrealized gains (losses)	(3,399)

Change in net assets resulting from operations	$98,260

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	247

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Ultra Short Duration Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,939	$12,057
Net realized gain (loss)	1,065	2,163
Change in net unrealized appreciation (depreciation)	(4,307)	(618)

Change in net assets resulting from operations	697	13,602

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(5,475)	(13,072)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	108,673	(684,169)

NET ASSETS:
Change in net assets	103,895	(683,639)
Beginning of year	516,528	1,200,167

End of year	$620,423	$516,528

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$165,274	$125,901
Distributions reinvested	5,475	13,072
Cost of shares redeemed	(62,076)	(823,142)

Total change in net assets resulting from capital transactions	$108,673	$(684,169)

SHARE TRANSACTIONS:
Issued	16,494	12,585
Reinvested	548	1,309
Redeemed	(6,197)	(82,592)

Change in Shares	10,845	(68,698)

SEE NOTES TO FINANCIAL STATEMENTS.

248	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Six Circles Tax Aware Ultra Short Duration Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,812	$11,491
Net realized gain (loss)	514	2,902
Change in net unrealized appreciation (depreciation)	(3,916)	(716)

Change in net assets resulting from operations	410	13,677

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(3,511)	(12,744)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	77,342	(787,847)

NET ASSETS:
Change in net assets	74,241	(786,914)
Beginning of year	568,826	1,355,740

End of year	$643,067	$568,826

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$153,592	$154,132
Distributions reinvested	3,508	12,744
Cost of shares redeemed	(79,758)	(954,723)

Total change in net assets resulting from capital transactions	$77,342	$(787,847)

SHARE TRANSACTIONS:
Issued	15,352	15,408
Reinvested	351	1,277
Redeemed	(7,972)	(95,727)

Change in Shares	7,731	(79,042)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	249

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles U.S. Unconstrained Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$218,175	$198,563
Net realized gain (loss)	2,354,603	883,137
Change in net unrealized appreciation (depreciation)	1,874,997	1,835,845

Change in net assets resulting from operations	4,447,775	2,917,545

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(2,760,755)	(710,202)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,586,515	(379,993)

NET ASSETS:
Change in net assets	5,273,535	1,827,350
Beginning of year	13,064,418	11,237,068

End of year	$18,337,953	$13,064,418

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,813,126	$1,742,825
Distributions reinvested	2,754,133	710,202
Cost of shares redeemed	(3,980,744)	(2,833,020)

Total change in net assets resulting from capital transactions	$3,586,515	$(379,993)

SHARE TRANSACTIONS:
Issued	322,875	151,713
Reinvested	187,484	53,238
Redeemed	(260,212)	(243,375)

Change in Shares	250,147	(38,424)

SEE NOTES TO FINANCIAL STATEMENTS.

250	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Six Circles International Unconstrained Equity Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$292,581	$155,850
Net realized gain (loss)	546,679	(743,794)
Change in net unrealized appreciation (depreciation)	503,192	1,009,048

Change in net assets resulting from operations	1,342,452	421,104

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(338,020)	(156,694)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,602,493	3,001,643

NET ASSETS:
Change in net assets	5,606,925	3,266,053
Beginning of year	8,621,638	5,355,585

End of year	$14,228,563	$8,621,638

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$5,240,263	$4,422,231
Distributions reinvested	337,426	156,694
Cost of shares redeemed	(975,196)	(1,577,282)

Total change in net assets resulting from capital transactions	$4,602,493	$3,001,643

SHARE TRANSACTIONS:
Issued	477,185	479,556
Reinvested	31,594	15,908
Redeemed	(90,332)	(190,455)

Change in Shares	418,447	305,009

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	251

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles Global Bond Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,612	$12,333
Net realized gain (loss)	159,916	(43,503)
Change in net unrealized appreciation (depreciation)	(277,139)	68,324

Change in net assets resulting from operations	(54,611)	37,154

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(192,154)	(27,909)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,431,120	6,610,463

NET ASSETS:
Change in net assets	1,184,355	6,619,708
Beginning of year	6,619,708	–

End of year	$7,804,063	$6,619,708

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,078,640	$6,824,832
Distributions reinvested	192,146	27,909
Cost of shares redeemed	(839,666)	(242,278)

Total change in net assets resulting from capital transactions	$1,431,120	$6,610,463

SHARE TRANSACTIONS:
Issued	206,187	669,761
Reinvested	19,328	2,737
Redeemed	(83,440)	(23,767)

Change in Shares	142,075	648,731

*	Six Circles Global Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

252	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Six Circles Tax Aware Bond Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$60,007	$8,224
Net realized gain (loss)	(1,305)	107
Change in net unrealized appreciation (depreciation)	4,761	49,976

Change in net assets resulting from operations	63,463	58,307

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(60,695)	(8,476)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,359,901	4,979,819

NET ASSETS:
Change in net assets	1,362,669	5,029,650
Beginning of year	5,029,650	—

End of year	$6,392,319	$5,029,650

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,947,770	$5,104,736
Distributions reinvested	60,684	8,476
Cost of shares redeemed	(648,553)	(133,393)

Total change in net assets resulting from capital transactions	$1,359,901	$4,979,819

SHARE TRANSACTIONS:
Issued	186,152	493,510
Reinvested	5,810	816
Redeemed	(62,019)	(12,860)

Change in Shares	129,943	481,466

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	253

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles Credit Opportunities Fund
	Year Ended December 31, 2021	Period Ended December 31, 2020*
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$101,659	$4,714
Net realized gain (loss)	6,497	340
Change in net unrealized appreciation (depreciation)	(9,896)	14,802

Change in net assets resulting from operations	98,260	19,856

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(111,102)	(5,019)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,515,746	1,061,688

NET ASSETS:
Change in net assets	2,502,904	1,076,525
Beginning of year	1,076,525	—

End of year	$3,579,429	$1,076,525

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,880,017	$1,095,506
Distributions reinvested	111,014	5,019
Cost of shares redeemed	(475,285)	(38,837)

Total change in net assets resulting from capital transactions	$2,515,746	$1,061,688

SHARE TRANSACTIONS:
Issued	279,028	107,950
Reinvested	10,794	490
Redeemed	(46,088)	(3,822)

Change in Shares	243,734	104,618

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

254	SIX CIRCLES TRUST	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	SIX CIRCLES TRUST	255

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Ultra Short Duration Fund
Year Ended December 31, 2021	$10.03	$0.07	$(0.06)	$0.01	$(0.09)	$—	$(0.09)
Year Ended December 31, 2020	9.99	0.15	0.05	0.20	(0.16)	—	(0.16)
Year Ended December 31, 2019	9.98	0.26	0.02	0.28	(0.27)	—	(0.27)
Period Ended December 31, 2018*	10.00	0.11	(0.04)	0.07	(0.09)	—	(0.09)

*	Six Circles Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

256	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.95	0.15%	$620,423	0.18	%(e)	0.18%	0.69%	0.31%	66.58%
10.03	2.05	516,528	0.17	(e)	0.17	1.47	0.31	121.23
9.99	2.84	1,200,167	0.25		0.20	2.56	0.41	61.40
9.98	0.74	1,082,850	0.23	(e)	0.23	2.46	0.63	24.56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	257

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2021	$10.02	$0.06	$(0.05)	$0.01	$(0.06)	$—	$(0.06)
Year Ended December 31, 2020	9.98	0.12	0.06	0.18	(0.14)	—	(0.14)
Year Ended December 31, 2019	9.98	0.19	0.01	0.20	(0.20)	—	(0.20)
Period Ended December 31, 2018*	10.00	0.08	(0.03)	0.05	(0.07)	—	(0.07)

*	Six Circles Tax Aware Ultra Short Duration Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

258	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.97	0.08%	$643,067	0.15	%(e)	0.15%	0.63%	0.30%	49.05%
10.02	1.81	568,826	0.14	(e)	0.14	1.22	0.30	89.21
9.98	1.98	1,355,740	0.21		0.17	1.85	0.37	49.82
9.98	0.48	1,098,004	0.22	(e)	0.22	1.90	0.64	33.02

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	259

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2021	$13.44	$0.20	$3.84	$4.04	$(0.19)	$(2.28)		$(2.47)
Year Ended December 31, 2020	11.12	0.20	2.87	3.07	(0.21)	(0.54)		(0.75)
Year Ended December 31, 2019	9.05	0.21	2.05	2.26	(0.19)	—	(f)	(0.19)
Period Ended December 31, 2018*	10.00	0.10	(1.01)	(0.91)	(0.04)	—	(f)	(0.04)

*	Six Circles U.S. Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

260	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.01	30.48%	$18,337,953	0.05%	1.26%	0.26%	70.88%
13.44	27.64	13,064,418	0.06	1.71	0.27	71.32
11.12	24.94	11,237,068	0.08	2.05	0.29	58.71
9.05	(9.13)	4,979,458	0.14	2.27	0.42	15.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	261

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2021	$9.98	$0.28	(f)	$1.11	$1.39	$(0.27)	$—	$(0.27)
Year Ended December 31, 2020	9.59	0.22		0.37	0.59	(0.16)	(0.04)	(0.20)
Year Ended December 31, 2019	8.30	0.31		1.26	1.57	(0.28)	—	(0.28)
Period Ended December 31, 2018*	10.00	0.07		(1.75)	(1.68)	(0.02)	—	(0.02)

*	Six Circles International Unconstrained Equity Fund was launched on July 9, 2018.
(a)	Annualized except for certain expenses for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.152% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, which was 0.009% for the year ended December 31, 2020.
(i)	Includes interest expense, which was 0.006% for the period ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

262	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$11.10	14.04%	$14,228,563	0.10	%(g)	2.61	%(f)	0.30%	61.71%
9.98	6.17	8,621,638	0.10	(h)	2.52		0.30	104.24
9.59	18.90	5,355,585	0.13		3.35		0.33	135.39
8.30	(16.83)	2,504,508	0.21	(i)	1.84		0.55	76.24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	263

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Global Bond Fund
Year Ended December 31, 2021	$10.20	$0.09	$(0.17)	$(0.08)	$(0.25)	$—	(f)	$(0.25)
Period Ended December 31, 2020*	10.00	0.05	0.22	0.27	(0.07)	—		(0.07)

*	Six Circles Global Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

264	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.87	(0.74)%	$7,804,063	0.11%	0.86%	0.30%	308.56%
10.20	2.67	6,619,708	0.16	0.74	0.36	198.77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	265

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Tax Aware Bond Fund
Year Ended December 31, 2021	$10.45	$0.11	$0.01	$0.12	$(0.11)	$—	(f)	$(0.11)
Period Ended December 31, 2020*	10.00	0.05	0.45	0.50	(0.05)	—		(0.05)

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

266	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.46	1.15%	$6,392,319	0.13%	1.04%	0.28%	13.54%
10.45	5.03	5,029,650	0.18	0.85	0.35	35.13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	267

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions		Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Credit Opportunities Fund
Year Ended December 31, 2021	$10.29	$0.34	$0.01	(f)	$0.35	$(0.35)	$(0.01)	$(0.36)
Period Ended December 31, 2020*	10.00	0.13	0.28		0.41	(0.12)	—	(0.12)

*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

268	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$10.28	3.42%	$3,579,429	0.25%	3.26%	0.81%	51.33%
10.29	4.11	1,076,525	0.44	3.40	1.11	11.35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	269

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are seven separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. Each Fund currently offers one class of shares.

Fund	Commencement of Operations	Diversification Status
Six Circles Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles Tax Aware Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles U.S. Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles International Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles Global Bond Fund	May 19, 2020	Non-Diversified
Six Circles Tax Aware Bond Fund	May 19, 2020	Non-Diversified
Six Circles Credit Opportunities Fund	August 19, 2020	Non-Diversified

The investment objective of each of the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund is to generate current income consistent with capital preservation.

The investment objective of each of the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund is to provide capital appreciation.

The investment objective of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund is to provide total return.

The investment objective of the Six Circles Tax Aware Bond Fund is to provide after-tax total return.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged certain Sub-Advisers to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has appointed the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

270	SIX CIRCLES TRUST	DECEMBER 31, 2021

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts and options are generally valued on the basis of available market quotations. Swaps, forward foreign currency exchange contracts and over the counter options are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 —Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 —Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 —Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$65,697	$—	$65,697
Certificates of Deposit
Financial	—	9,506	—	9,506
Collateralized Mortgage Obligations	—	21,829	—	21,829
Commercial Mortgage-Backed Securities	—	26,979	—	26,979
Corporate Bonds
Basic Materials	—	6,035	—	6,035
Communications	—	28,063	—	28,063
Consumer Cyclical	—	42,033	—	42,033
Consumer Non-cyclical	—	47,055	—	47,055
Diversified	—	1,734	—	1,734
Energy	—	8,903	—	8,903
Financial	—	160,983	—	160,983

DECEMBER 31, 2021	SIX CIRCLES TRUST	271

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Government	$—	$806	$—	$806
Industrial	—	17,440	—	17,440
Technology	—	15,754	—	15,754
Utilities	—	20,145	—	20,145

Total Corporate Bonds	—	348,951	—	348,951

Foreign Government Securities	—	4,232	—	4,232
Municipal Bonds	—	3,657	—	3,657
U.S. Government Agency Securities	—	5,406	—	5,406
U.S. Treasury Obligations	—	5,801	—	5,801
Short-Term Investments
Certificates of Deposit	—	24,475	—	24,475
Commercial Paper	—	1,998	—	1,998
Corporate Bond	—	1,500	—	1,500
Foreign Government Securities	—	69,788	—	69,788
Municipal Bonds	—	890	—	890
Time Deposits	—	5,594	—	5,594
U.S. Treasury Obligations	—	19,499	—	19,499

Total Short-Term Investments	—	123,744	—	123,744

Total Investments in Securities	$—	$615,802	$—	$615,802

Appreciation in Other Financial Instruments
Futures contracts	$50	$—	$—	$50
Forward Foreign Currency Exchange contracts	—	2,120	—	2,120

Total Appreciation in Other Financial Instruments	$50	$2,120	$—	$2,170

Depreciation in Other Financial Instruments
Futures contracts	$(548)	$—	$—	$(548)
Forward Foreign Currency Exchange contracts	—	(391)	—	(391)
Centrally Cleared Interest Rate Swap contracts	—	(9)	—	(9)
Centrally Cleared Credit Default Swap contracts	—	(4)	—	(4)

Total Depreciation in Other Financial Instruments	$(548)	$(404)	$—	$(952)

Six Circles Tax Aware Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$21,383	$—	$21,383
Collateralized Mortgage Obligations	—	22,943	—	22,943
Commercial Mortgage-Backed Securities	—	8,352	—	8,352
Corporate Bonds
Communications	—	6,372	—	6,372
Consumer Cyclical	—	8,248	—	8,248
Consumer Non-cyclical	—	12,094	—	12,094
Diversified	—	1,861	—	1,861
Energy	—	2,716	—	2,716
Financial	—	52,254	—	52,254
Government	—	806	—	806
Industrial	—	5,279	—	5,279
Technology	—	1,024	—	1,024
Utilities	—	9,412	—	9,412

Total Corporate Bonds	—	100,066	—	100,066

272	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Tax Aware Ultra Short Duration Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Foreign Government Securities	$—	$5,324	$—	$5,324
Municipal Bonds	—	443,156	—	443,156
U.S. Government Agency Securities	—	5,835	—	5,835
U.S. Treasury Obligations	—	7,101	—	7,101
Short-Term Investments
Municipal Bonds	—	1,523	—	1,523
Time Deposits	—	3,966	—	3,966
U.S. Treasury Obligations	—	18,799	—	18,799

Total Short-Term Investments	—	24,288	—	24,288

Total Investments in Securities	$—	$638,448	$—	$638,448

Appreciation in Other Financial Instruments
Futures contract	$8	$—	$—	$8
Forward Foreign Currency Exchange contracts	—	70	—	70
Centrally Cleared Credit Default Swap contract	—	2	—	2

Total Appreciation in Other Financial Instruments	$8	$72	$—	$80

Depreciation in Other Financial Instruments
Futures contracts	$(612)	$—	$—	$(612)
Forward Foreign Currency Exchange contracts	—	(319)	—	(319)
Centrally Cleared Interest Rate Swap contracts	—	(10)	—	(10)
Centrally Cleared Credit Default Swap contracts	—	(4)	—	(4)

Total Depreciation in Other Financial Instruments	$(612)	$(333)	$—	$(945)

Six Circles U.S. Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$62,089	$—	$—	$62,089
Communications	4,146,646	—	—	4,146,646
Consumer Cyclical	355,161	—	—	355,161
Consumer Non-cyclical	5,207,150	—	—	5,207,150
Energy	95,188	—	—	95,188
Financial	2,332,203	—	—	2,332,203
Industrial	1,935,566	—	—	1,935,566
Technology	3,999,765	—	—	3,999,765
Utilities	73,980	—	—	73,980

Total Common Stocks	18,207,748	—	—	18,207,748

Short-Term Investments
Time Deposits	—	124,020	—	124,020

Total Investments in Securities	$18,207,748	$124,020	$—	$18,331,768

Appreciation in Other Financial Instruments
Futures contracts	$1,773	$—	$—	$1,773

DECEMBER 31, 2021	SIX CIRCLES TRUST	273

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$26,069		$—	$26,069
Austria	—	65,895		—	65,895
Belgium	—	162,802		—	162,802
Chile	—	2,960		—	2,960
China	—	—		37	37
Denmark	—	663,664		—	663,664
Finland	—	266,158		—	266,158
France	29,565	1,858,558		—	1,888,123
Germany	12,797	1,833,088		—	1,845,885
Ireland	—	133,526		—	133,526
Italy	—	687,293		—	687,293
Japan	—	351,117		—	351,117
Jordan	—	10,183		—	10,183
Luxembourg	—	26,051		—	26,051
Netherlands	16,568	1,079,144		—	1,095,712
Norway	1,364	111,556		—	112,920
Poland	1,941	—		—	1,941
Portugal	3,381	54,087		—	57,468
South Korea	—	302,014		—	302,014
Spain	—	642,059		—	642,059
Sweden	—	646,093		—	646,093
Switzerland	53,822	2,679,471		—	2,733,293
United Arab Emirates	—	—		—	—
United Kingdom	5,986	1,973,639		—	1,979,625

Total Common Stocks	125,424	13,575,427		37	13,700,888

Preferred Stocks
Brazil	—	—	(a)	—	—	(a)
Germany	—	208,836		—	208,836
South Korea	—	47,036		—	47,036

Total Preferred Stocks	—	255,872		—	255,872

Short-Term Investments
Time Deposits	—	207,792		—	207,792

Total Investments in Securities	$125,424	$14,039,091		$37	$14,164,552

Appreciation in Other Financial Instruments
Futures contracts	$2,042	$—		$—	$2,042

Depreciation in Other Financial Instruments
Futures contracts	$(2)	$—		$—	$(2)

(a)	Amount rounds to less than $500.

274	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Global Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$82,117	$—	$82,117
Collateralized Mortgage Obligations	—	138,205	—	138,205
Commercial Mortgage-Backed Securities	—	57,489	—	57,489
Corporate Bonds
Basic Materials	—	47,659	—	47,659
Communications	—	88,236	—	88,236
Consumer Cyclical	—	95,774	—	95,774
Consumer Non-cyclical	—	218,291	—	218,291
Energy	—	85,412	—	85,412
Financial	—	582,633	—	582,633
Government	—	153,227	—	153,227
Industrial	—	85,293	—	85,293
Technology	—	37,413	—	37,413
Utilities	—	116,815	—	116,815

Total Corporate Bonds	—	1,510,753	—	1,510,753

Foreign Government Securities	—	3,836,637	—	3,836,637
Mortgage-Backed Securities	—	1,684,444	—	1,684,444
Municipal Bonds	—	3,243	—	3,243
U.S. Government Agency Securities	—	20,417	—	20,417
U.S. Treasury Obligations	—	654,431	—	654,431
Options purchased	—	65	—	65
Short-Term Investments
Time Deposits	—	504,903	—	504,903
U.S. Government Agency Security	—	3,600	—	3,600
U.S. Treasury Obligations	—	19,823	—	19,823

Total Short-Term Investments	—	528,326	—	528,326

Total Investments in Securities	$—	$8,516,127	$—	$8,516,127

Liabilities
Debt Securities
Asset-Backed Security	$—	$422	$—	$422
Mortgage-Backed Securities	—	402,696	—	402,696

Total Securities Sold Short	$—	$403,118	$—	$403,118

Appreciation in Other Financial Instruments
Futures contracts	$869	$—	$—	$869
Forward Foreign Currency Exchange contracts	—	39,529	—	39,529
Centrally Cleared Interest Rate Swap contracts	—	2,731	—	2,731

Total Appreciation in Other Financial Instruments	$869	$42,260	$—	$43,129

Depreciation in Other Financial Instruments
Futures contracts	$(1,823)	$—	$—	$(1,823)
Forward Foreign Currency Exchange contracts	—	(22,889)	—	(22,889)
OTC Interest Rate Swap contracts	—	(77)	—	(77)
Centrally Cleared Interest Rate Swap contracts	—	(2,321)	—	(2,321)
Options Written
Call Options Written	—	(196)	—	(196)
Put Options Written	—	(123)	—	(123)

Total Options Written	—	(319)	—	(319)

Total Depreciation in Other Financial Instruments	$(1,823)	$(25,606)	$—	$(27,429)

DECEMBER 31, 2021	SIX CIRCLES TRUST	275

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles Tax Aware Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bond
Consumer Non-cyclical	$—	$905	—	$905
Municipal Bonds	—	6,028,758	—	6,028,758
Short-Term Investments
Municipal Bonds	—	33,105	1,430	34,535
Time Deposits	—	320,924	—	320,924

Total Short-Term Investments	—	354,029	1,430	355,459

Total Investments in Securities	$—	$6,383,692	$1,430	$6,385,122

Appreciation in Other Financial Instruments
Futures contract	$106	$—	$—	$106

Depreciation in Other Financial Instruments
Futures contracts	$(77)	$—	$—	$(77)

Six Circles Credit Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$161,296	$—	$161,296
Collateralized Mortgage Obligations	—	32,427	—	32,427
Commercial Mortgage-Backed Securities	—	128,378	—	128,378
Convertible Bonds
Communications	—	19,514	—	19,514
Consumer Cyclical	—	2,892	—	2,892
Consumer Non-cyclical	—	4,310	—	4,310
Energy	—	8,983	—	8,983
Financial	—	10,985	—	10,985
Industrial	—	784	—	784
Technology	—	3,309	—	3,309

Total Convertible Bonds	—	50,777	—	50,777

Corporate Bonds
Basic Materials	—	134,390	—	134,390
Communications	—	423,975	—	423,975
Consumer Cyclical	—	517,255	—	517,255
Consumer Non-cyclical	—	466,468	—	466,468
Diversified	—	564	—	564
Energy	—	384,168	—	384,168
Financial	—	383,904	—	383,904
Industrial	—	263,936	—	263,936
Technology	—	90,985	—	90,985
Utilities	—	133,400	—	133,400

Total Corporate Bonds	—	2,799,045	—	2,799,045

Foreign Government Securities	—	3,302	—	3,302
U.S. Treasury Obligations	—	73,809	—	73,809
Preferred Stock
Consumer Cyclical	—	—	5,275	5,275

276	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Credit Opportunities Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Loan Assignments
Basic Materials	$—	$4,800	$—	$4,800
Communications	—	42,694	—	42,694
Consumer Cyclical	—	31,032	—	31,032
Consumer Non-cyclical	—	28,452	—	28,452
Energy	—	9,450	—	9,450
Financial	—	18,330	793	19,123
Industrial	—	24,261	—	24,261
Technology	—	48,265	—	48,265
Utilities	—	1,165	—	1,165

Total Loan Assignments	—	208,449	793	209,242

Short-Term Investments
Commercial Paper	—	1,000	—	1,000
Time Deposits	—	96,052	—	96,052

Total Short-Term Investments	—	97,052	—	97,052

Total Investments in Securities	$—	$3,554,535	$6,068	$3,560,603

Appreciation in Other Financial Instruments
Futures contracts	$476	$—	$—	$476
OTC Credit Default Swap contracts	—	2	—	2
Centrally Cleared Credit Default Swap contracts	—	48	—	48

Total Appreciation in Other Financial Instruments	$476	$50	$—	$526

Depreciation in Other Financial Instruments
Futures contracts	$(528)	$—	$—	$(528)
Forward Foreign Currency Exchange contracts	—	(307)	—	(307)
OTC Credit Default Swap contracts	—	(10)	—	(10)

Total Depreciation in Other Financial Instruments	$(528)	$(317)	$—	$(845)

There were no significant transfers into or out of level 3 for the year ended December 31, 2021 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may purchase when-issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchase delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

D. Loan Assignments — The Six Circles Credit Opportunities Fund invests in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent administers the terms of the loan, as specified in the loan agreement. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling

DECEMBER 31, 2021	SIX CIRCLES TRUST	277

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Adviser or Sub-Advisers may have access to material non-public information regarding the Borrower.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 5.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities, if any. As of December 31, 2021, the Six Circles Credit Opportunities Fund had the following loan commitments outstanding in which all or a portion of the commitment was unfunded (amounts in thousands):

					Unfunded Commitment		Funded Commitment		Total Commitment
Security Description	Term	Maturity Date	Commitment Fee Rate	Rate if Funded	Par	Value	Par	Value	Par	Value
ARC Falcon I Inc.	Delayed Draw Term Loan	9/30/2028	1.00%	3.75%	88	$88	—	$—	88	$88
Sovos Compliance, LLC	First Lien Delayed Draw Term Loan	8/11/2028	4.50%	4.50%	94	94	—	—	94	94

					182	$182	—	$—	182	$182

E. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes E(1) — E(4) below describe the various derivatives used by the Funds.

(1) Options — The Six Circles Global Bond Fund purchased and sold (“wrote”) put and call options on securities to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to

278	SIX CIRCLES TRUST	DECEMBER 31, 2021

determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s option contracts are subject to master netting arrangements.

(2) Futures Contracts — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund used interest rate futures to manage interest rate risks associated with portfolio investments. The Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to interest rate and equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3) Forward Foreign Currency Exchange Contracts — The Six Circles International Unconstrained Equity Fund, Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4) Swaps — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, and the Six Circles Credit Opportunities Fund engaged in various swap transactions, including interest swaps, to manage interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts outstanding at period end, if any, are listed after each Fund’s SOI.

DECEMBER 31, 2021	SIX CIRCLES TRUST	279

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period.

Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds may be required to post or receive collateral in the form of cash or securities based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Collateral received by the Funds is held in escrow in segregated accounts maintained by Brown Brothers Harriman & Co.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Credit Opportunities Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Global Bond Fund entered into interest rate swap contracts to manage fund exposure to interest rates and/or to preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

280	SIX CIRCLES TRUST	DECEMBER 31, 2021

(5) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2021, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$50	$—	$—	$50
Foreign exchange contracts	Receivables	—	2,120	—	2,120

Total		$50	$2,120	$—	$2,170

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(346)	$(346)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(548)	—	(9)	(557)
Foreign exchange contracts	Payables	—	(391)	—	(391)

Total		$(548)	$(391)	$(355)	$(1,294)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Tax Aware Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$8	$—	$—	$8
Foreign exchange contracts	Receivables	—	70	—	70

Total		$8	$70	$—	$78

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(351)	$(351)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(612)	—	(10)	(622)
Foreign exchange contracts	Payables	—	(319)	—	(319)

Total		$(612)	$(319)	$(361)	$(1,292)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles U.S. Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,773

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

DECEMBER 31, 2021	SIX CIRCLES TRUST	281

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles International Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,042

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(2)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Global Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	OTC Options Written	OTC Options Purchased	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$869	$—	$4,658	$—	$—	$65	$5,592
Foreign exchange contracts	Receivables	—	39,529	—	—	—	—	39,529

Total		$869	$39,529	$4,658	$—	$—	$65	$45,121

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,823)	$—	$(825)	$(77)	$(319)	$—	$(3,044)
Foreign exchange contracts	Payables	—	(22,889)	—	—	—	—	(22,889)

Total		$(1,823)	$(22,889)	$(825)	$(77)	$(319)	$—	$(25,933)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Tax Aware Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$106

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(77)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

282	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Credit Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$576	$6	$582
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	476	—	—	—	476

Total		$476	$—	$576	$6	$1,058

Gross Liabilities:
Credit contracts	Payables	$—	$—	$—	$(4)	$(4)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(528)	—	—	—	(528)
Foreign exchange contracts	Payables	—	(307)	—	—	(307)

Total		$(528)	$(307)	$—	$(4)	$(839)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2021 (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$4	$—	$—	$4
BNP Paribas	195	—	—	195
Citibank NA	781	—	—	781
Goldman Sachs International	133	(40)	—	93
Morgan Stanley & Co.	64	(64)	—	—
Nomura International plc	107	(28)	—	79
UBS AG LONDON	836	—	—	836

	$2,120	$(132)	$—	$1,988

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$54	$—	$(54)	$—
Goldman Sachs International	40	(40)	—	—
Morgan Stanley & Co.	269	(64)	—	205
Nomura International plc	28	(28)	—	—

	$391	$(132)	$(54)	$205

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

DECEMBER 31, 2021	SIX CIRCLES TRUST	283

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles Tax Aware Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$6	$—	$—	$6
Morgan Stanley & Co.	64	(64)	—	—

	$70	$(64)	$—	$6

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$53	$—	$(53)	$—
Morgan Stanley & Co.	266	(64)	—	202

	$319	$(64)	$(53)	$202

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

Six Circles Global Bond Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$7,391		$(2,870)	$(30)	$4,491
Barclays Bank plc	25		(25)	—	—
Brown Brothers Harriman & Co.	106		(106)	—	—
Citibank, NA	512		(512)	—	—
Citigroup Global Markets, Inc.	15		(15)	—	—
Deutsche Bank AG	6,555		(856)	—	5,699
Goldman Sachs International	8,003		(1,649)	(1,510)	4,844
HSBC Bank plc	43		(43)	—	—
Morgan Stanley & Co.	7,860		(6,169)	(408)	1,283
Royal Bank of Canada	—	(b)	—	—	—	(b)
Toronto-Dominion Bank (The)	6,119		(781)	—	5,338
UBS AG LONDON	2,943		(2,943)	—	—
Westpac Banking Corp.	22		(22)	—	—

	$39,594		$(15,991)	$(1,948)	$21,655

284	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset		Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$2,870	$(2,870)		$—	$—
Barclays Bank plc	598	(25)		(244)	329
Brown Brothers Harriman & Co.	2,880	(106)		—	2,774
Citibank, NA	2,451	(512)		(1,401)	538
Citigroup Global Markets, Inc.	135	(15)		(120)	—
Deutsche Bank AG	856	(856)		—	—
Goldman Sachs International	1,649	(1,649)		—	—
HSBC Bank plc	835	(43)		(594)	198
Morgan Stanley & Co.	6,169	(6,169)		—	—
Royal Bank of Canada	339	(—	)(b)	—	339
Standard Chartered Bank	178	—		—	178
Toronto-Dominion Bank (The)	781	(781)		—	—
UBS AG LONDON	3,501	(2,943)		—	558
Westpac Banking Corp.	43	(22)		—	21

	$23,285	$(15,991)		$(2,359)	$4,935

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

Six Circles Credit Opportunities Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset			Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$2			$—		$—	$2
Goldman Sachs International	—	(b)		(—	)(b)	—	—	(b)

	$2		$	(—	)(b)	$—	$2

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset			Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Citibank, NA	$1		$—		$(1)	$—
Goldman Sachs International	122		(—	)(b)	—	122
Morgan Stanley & Co.	194		—		—	194

	$317	$	(—	)(b)	$(1)	$316

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

DECEMBER 31, 2021	SIX CIRCLES TRUST	285

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2021, by primary underlying risk exposure (amounts in thousands):

Six Circles Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(173)	$(173)
Interest rate contracts	465	—	—	465
Foreign exchange contracts	—	1,670	—	1,670

Total	$465	$1,670	$(173)	$1,962

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$50	$50
Interest rate contracts	(467)	—	3	(464)
Foreign exchange contracts	—	3,100	—	3,100

Total	$(467)	$3,100	$53	$2,686

Six Circles Tax Aware Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(214)	$(214)
Interest Rate contracts	446	—	—	446
Foreign exchange contracts	—	294	—	294

Total	$446	$294	$(214)	$526

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$61	$61
Interest rate contracts	(571)	—	3	(568)
Foreign exchange contracts	—	212	—	212

Total	$(571)	$212	$64	$(295)

Six Circles U.S. Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$25,567

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$466

286	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$33,572	$—	$33,572
Foreign exchange contracts	—	(3,299)	(3,299)

Total	$33,572	$(3,299)	$30,273

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,488

Six Circles Global Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Total
Credit contracts	$—	$—	$1	$—	$1
Interest rate contracts	2,411	—	(196)	1,336	3,551
Foreign exchange contracts	—	182,703	—	—	182,703

Total	$2,411	$182,703	$(195)	$1,336	$186,255

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Options purchased	Total
Interest rate contracts	$(645)	$—	$520	$276	$(50)	$101
Foreign exchange contracts	—	77,983	—	—	—	77,983

Total	$(645)	$77,983	$520	$276	$(50)	$78,084

Six Circles Tax Aware Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,820)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(205)

DECEMBER 31, 2021	SIX CIRCLES TRUST	287

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles Credit Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$1,259	$1,259
Equity contracts	37	—	—	37
Interest rate contracts	677			677
Foreign exchange contracts	—	2,379	—	2,379

Total	$714	$2,379	$1,259	$4,352

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(181)	$(181)
Interest rate contracts	(96)	—	—	(96)
Foreign exchange contracts	—	(236)	—	(236)

Total	$(96)	$(236)	$(181)	$(513)

Derivatives Volume

The table below disclose the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended December 31, 2021 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Ultra Short Duration Fund		Six Circles Tax Aware Ultra Short Duration Fund		Six Circles U.S. Unconstrained Equity Fund		Six Circles International Unconstrained Equity Fund		Six Circles Global Bond Fund		Six Circles Tax Aware Bond Fund	Six Circles Credit Opportunities Fund
Futures Contracts:
Average Notional Amount Long	$84,735		$94,101		$111,562		$175,203		$157,914		$66,055	$199,415
Average Notional Amount Short	36,366		34,292		11,815	(a)	90	(a)	135,827		10,251	70,899
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	16,021	(b)	14,071	(b)	—		189,417	(c)	1,972,118		—	473	(d)
Average Principal Amount Sold	86,373		33,390		—		95,159	(c)	6,542,079		—	29,743
Credit Default Swaps:
Average Notional Amount — Buy Protection	12,269		14,954		—		—		—		—	11,275	(e)
Average Notional Amount — Sell Protection	—		—		—		—		1,000	(a)	—	18,862	(f)
Interest Rate Swaps:
Average Notional Amount	22,100		25,000		—		—		941,575		—	—
Over the Counter Options:
Average Number of Contracts Written	—		—		—		—		145,378	(g)	—	—
Average Number of Contracts Purchased	—		—		—		—		33,000	(c)	—	—

(a)	Positions were open for 1 month during the year.
(b)	Positions were open for 11 months during the year.
(c)	Positions were open for 4 months during the year.
(d)	Positions were open for 7 months during the year.
(e)	Positions were open for 2 months during the year.
(f)	Positions were open for 10 months during the year.
(g)	Positions were open for 9 months during the year.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

288	SIX CIRCLES TRUST	DECEMBER 31, 2021

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

G. Short Sales — The Funds may engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations. The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

H. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Six Circles Credit Opportunities Fund may receive income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statements of Operations.

Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

I. Repurchase Agreements — The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, shall equal at least 100% of the principal amount of the repurchase transaction. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian.

Repurchase Agreements outstanding at period end, if any, are listed after each Fund’s SOI.

The Funds’ repurchase agreements are not subject to master netting arrangements.

J. Reverse Repurchase Agreements — In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

DECEMBER 31, 2021	SIX CIRCLES TRUST	289

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Reverse repurchase agreements outstanding at period end, if any, are listed after each Fund’s SOI.

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2021 of $1,527,225 at a weighted average interest rate of 0.183%

K. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2021, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

L. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Ultra Short Duration Fund	Monthly	Annual
Six Circles Tax Aware Ultra Short Duration Fund	Monthly	Annual
Six Circles U.S. Unconstrained Equity Fund	Annual	Annual
Six Circles International Unconstrained Equity Fund	Annual	Annual
Six Circles Global Bond Fund	Monthly	Annual
Six Circles Tax Aware Bond Fund	Monthly	Annual
Six Circles Credit Opportunities Fund	Monthly	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short- term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

N. Sale-buyback Transactions — A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected in the payable for investments purchased on the Statements of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions. Sale-buyback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of sale-buyback transactions as of period end, if any, is disclosed in the Fund’s Schedule of Investments.

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2021 of $9,298 at a weighted average interest rate of 0.000%.

290	SIX CIRCLES TRUST	DECEMBER 31, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund except Six Circles Credit Opportunities Fund. The fee for the Six Circles Credit Opportunities Fund is 0.75% of the average daily net assets.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”), BlueBay Asset Management (“BlueBay”), Insight North America LLC (“Insight”), Capital International, Inc. (“Capital Group”), Goldman Sachs Asset Management, L.P. (“Goldman”), Muzinich & Co. (“Muzinich”), Nuveen Asset Management, LLC (“Nuveen”) , Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Allspring Global Investments, LLC (“Allspring”), Federated Investment Management Company (“Federated”) and Lord Abbett & Co. LLC (“Lord Abbett”) currently serve as the Sub-Advisers to the Funds. The Sub-Advisers are paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreements.

On October 5, 2018, the Adviser entered into an agreement to allow Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

During the reporting period, affiliates of the Adviser made payments to the Six Circles Global Bond Fund of $8,309 and $791, relating to trade errors.

An affiliate of the Adviser also made payments to the Six Circles Credit Opportunities Fund during the reporting period of $481 and $1,441, relating to trade errors.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

The Administrator has entered into an agreement with State Street Corporation (“State Street”) under which State Street will acquire the Administrator’s Investor Services business; which includes its custody, fund accounting and administration, transfer agency, depositary, foreign exchange, trustee and securities lending services. The transaction is expected to be completed in the second quarter of 2022, subject to customary closing conditions and regulatory approvals.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Offering Costs — Offering costs, including professional fees, printing fees and initial registration costs, have been amortized over a period not longer than twelve months from the date the Fund commenced operations.

G. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2022, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2022, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Ultra Short Duration Fund	0.40%
Six Circles Tax Aware Ultra Short Duration Fund	0.40%
Six Circles U.S. Unconstrained Equity Fund	0.45%
Six Circles International Unconstrained Equity Fund	0.50%
Six Circles Global Bond Fund	0.40%
Six Circles Tax Aware Bond Fund	0.40%
Six Circles Credit Opportunities Fund	0.95%

DECEMBER 31, 2021	SIX CIRCLES TRUST	291

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2022, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2021, there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

H. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security. During the year ended December 31, 2021, the aggregate value of purchases and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles U.S. Unconstrained Equity Fund	1,272	1,270	254
Six Circles International Unconstrained Equity Fund	13,280	2,249	192

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Ultra Short Duration Fund	$355,848	$190,523	$107,449	$101,903
Six Circles Tax Aware Ultra Short Duration Fund	291,583	182,460	102,488	97,411
Six Circles U.S. Unconstrained Equity Fund	13,054,352	12,023,512	—	—
Six Circles International Unconstrained Equity Fund	11,274,343	6,738,620	—	—
Six Circles Global Bond Fund	2,987,062	1,690,279	20,820,598	20,709,563
Six Circles Tax Aware Bond Fund	2,883,259	717,092	—	—
Six Circles Credit Opportunities Fund	3,812,917	995,040	576,665	502,056

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Six Circles Ultra Short Duration Fund, Six Circles International Unconstrained Equity Fund and Six Circles Global Bond Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2021, the Six Circles Ultra Short Duration Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

Japan
13.5%

As of December 31, 2021, the Six Circles International Unconstrained Equity Fund had non-U.S. country allocations representing greater than 10% of Net Assets as follows:

France	Germany	Switzerland	United Kingdom
13.3%	14.4%	19.2%	13.9%

292	SIX CIRCLES TRUST	DECEMBER 31, 2021

As of December 31, 2021, the Six Circles Global Bond Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

China	Japan
12.4%	19.9%

As of December 31, 2021, a significant portion of the Six Circles International Unconstrained Equity and Six Circles Global Bond Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may be subject to leveraging risk, which is the risk that certain transactions of the Fund, such as loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

Six Circles Credit Opportunities Fund may invest a substantial portion of the Fund’s total assets in below investment grade credit instruments including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Six Circles Credit Opportunities Fund invests in Loan Assignments. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale. Certain loan assignments are also subject to the risks associated with high yield securities described above.

The value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

DECEMBER 31, 2021	SIX CIRCLES TRUST	293

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Tax Aware Bond Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority ("FCA") publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as "benchmarks" and are the subject of recent regulatory reform.

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$620,390	$3,228	$(6,940)	$(3,712)
Six Circles Tax Aware Ultra Short Duration Fund	637,655	1,733	(2,154)	(421)
Six Circles U.S. Unconstrained Equity Fund	13,477,248	5,215,348	(359,055)	4,856,293
Six Circles International Unconstrained Equity Fund	12,606,811	2,072,623	(512,842)	1,559,781
Six Circles Global Bond Fund	8,420,407	121,965	(410,240)	(288,275)
Six Circles Tax Aware Bond Fund	6,330,523	70,380	(15,752)	54,628
Six Circles Credit Opportunities Fund	3,556,877	41,767	(37,822)	3,945

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in swap contracts, mark-to market of forward foreign currency contracts, mark to market of futures contracts, REITs, straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to market investments in passive foreign investment companies (“PFICs”).

294	SIX CIRCLES TRUST	DECEMBER 31, 2021

The tax character of distributions paid during the year ended December 31, 2021 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$5,475	$—	$—	$5,475
Six Circles Tax Aware Ultra Short Duration Fund	1,914	—	1,597	3,511
Six Circles U.S. Unconstrained Equity Fund	1,650,072	1,110,683	—	2,760,755
Six Circles International Unconstrained Equity Fund	338,020	—	—	338,020
Six Circles Global Bond Fund	192,154	—	—	192,154
Six Circles Tax Aware Bond Fund	42	92	60,561	60,695
Six Circles Credit Opportunities Fund	110,704	398	—	111,102

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$13,072	$—	$—	$13,072
Six Circles Tax Aware Ultra Short Duration Fund	6,865	—	5,879	12,744
Six Circles U.S. Unconstrained Equity Fund	340,390	369,812	—	710,202
Six Circles International Unconstrained Equity Fund	125,290	31,404	—	156,694
Six Circles Global Bond Fund	27,909	—	—	27,909
Six Circles Tax Aware Bond Fund	240	27	8,209	8,476
Six Circles Credit Opportunities Fund	5,019	—	—	5,019

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$1,085	$(4,333)	$—	$(3,697)
Six Circles Tax Aware Ultra Short Duration Fund	21	(4,204)	—	(407)
Six Circles U.S. Unconstrained Equity Fund	163,951	29,428	—	4,854,520
Six Circles International Unconstrained Equity Fund	50,616	(83,463)	—	1,560,500
Six Circles Global Bond Fund	54,151	(3,722)	—	(287,949)
Six Circles Tax Aware Bond Fund	—	(1,432)	—	54,627
Six Circles Credit Opportunities Fund	—	—	(474)	3,939

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark to market futures contracts, REITS, straddle loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to market investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

As of December 31, 2021, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$2,788	$1,545
Six Circles Tax Aware Ultra Short Duration Fund	—	4,204
Six Circles International Unconstrained Equity Fund	—	83,463
Six Circles Global Bond Fund	3,722	—
Six Circles Tax Aware Bond Fund	467	965

DECEMBER 31, 2021	SIX CIRCLES TRUST	295

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

During the year ended December 31, 2021, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$—	$(292)
Six Circles Tax Aware Ultra Short Duration Fund	—	(432)
Six Circles International Unconstrained Equity	(376,655)	(191,133)

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2021, the Funds deferred to January 1, 2022 the following net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Six Circles Credit Opportunities Fund	$162	$312

The Six Circles International Unconstrained Equity Fund has calculated an excise liability in the amount of $200,500 associated with the December 31, 2021 year end Federal income tax calculation.

7. Ownership Concentration

As of December 31, 2021, Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

8. New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and in addition to these and other requirements, to maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. As the Funds come into compliance, the Funds’ approach to asset segregation and coverage requirements will be impacted. Management expects the adoption of this guidance will not have a material impact on the Funds’ financial statements.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Six Circles Credit Opportunities Fund had net redemptions of approximately 50% of net assets during the month of February 2022. The redemptions were a result of tactical allocations within the Portfolios. The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that need disclosure other than those disclosed above.

296	SIX CIRCLES TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of each of the seven funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (seven of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Six Circles Ultra Short Duration Fund (1)	Six Circles International Unconstrained Equity Fund (1)	Six Circles Tax Aware Bond Fund (2)
Six Circles Tax Aware Ultra Short Duration Fund (1)	Six Circles Global Bond Fund (2)	Six Circles Credit Opportunities Fund (3)
Six Circles U.S. Unconstrained Equity Fund (1)
(1)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and 2020
(2)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 19, 2020 (commencement of operations) through December 31, 2020

(3)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period August 19, 2020 (commencement of operations) through December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

DECEMBER 31, 2021	SIX CIRCLES TRUST	297

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each fund on July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Ultra Short Duration Fund
Actual	$1,000.00	$998.10	$0.91	0.18%
Hypothetical	1,000.00	1,024.30	0.92	0.18
Six Circles Tax Aware Ultra Short Duration Fund
Actual	1,000.00	999.40	0.76	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Six Circles U.S. Unconstrained Equity Fund
Actual	1,000.00	1,095.40	0.26	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05
Six Circles International Unconstrained Equity Fund
Actual	1,000.00	1,032.80	0.46	0.09
Hypothetical	1,000.00	1,024.75	0.46	0.09
Six Circles Global Bond Fund
Actual	1,000.00	1,000.80	0.55	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11
Six Circles Tax Aware Bond Fund
Actual	1,000.00	1,003.40	0.71	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Six Circles Credit Opportunities Fund
Actual	1,000.00	1,012.00	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

298	SIX CIRCLES TRUST	DECEMBER 31, 2021

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021:

	Six Circles Ultra Short Duration Fund	Six Circles Tax Aware Ultra Short Duration Fund	Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund
Record Date	Monthly	Monthly	12/16/2021	12/16/2021
Payable Date	Monthly	Monthly	12/20/2021	12/20/2021
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	13.08%	77.64%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	12.80%	—
Foreign Source Income	—	—	—	99.99%
Foreign Tax Paid Per Share	—	—	—	0.028942
Interest from Tax-Exempt Obligations	—	61.70%	—	—
Interest from Federal Obligations	1.78%	2.72%	—	—
Long-Term Capital Gain Dividend	—	—	0.908916	—

	Six Circles Global Bond Fund	Six Circles Tax Aware Bond Fund	Six Circles Credit Opportunities Fund
Record Date	Monthly	Monthly	Monthly
Payable Date	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	—
Foreign Source Income	—	—	—
Foreign Tax Paid Per Share	—	—	—
Interest from Tax-Exempt Obligations	—	99.87%	—
Interest from Federal Obligations	12.82%	—	0.17%
Long-Term Capital Gain Dividend	—	0.001492	0.001144

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DECEMBER 31, 2021	SIX CIRCLES TRUST	299

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Review and Approval of the new Sub-Advisory Agreement with Allspring for the Tax Aware Bond Fund and the Sub-Advisory Agreement Amendment with Insight for the Tax Aware Ultra Short Duration Fund

The Board of Trustees (the “Board” or the “Trustees”) of the Six Circles Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”), Allspring Global Investments, LLC (“Allspring”), Insight North America, LLC (“Insight”) or their affiliates (the “Independent Trustees”) met on August 17-18, 2021 (the “Meeting”) to consider and approve the proposed new Sub-Advisory Agreement between JPMPI and Allspring for sub-advisory services to be provided to the Six Circles Tax Aware Bond Fund and a proposed Amendment to the existing Sub-Advisory Agreement between JPMPI and Insight for sub-advisory services to be provided to the Six Circles Tax Aware Ultra Short Duration Fund (each a Fund and together the “Funds”). At the Meeting, the Board, including the Independent Trustees, unanimously approved the new Sub-Advisory Agreement and the Amended Sub-Advisory Agreement respectively.

Allspring and Insight had each been sent a letter on behalf of the Independent Trustees requesting detailed information from each in connection with the proposed new Sub-Advisory Agreement with respect to Allspring and the Amended Sub-Advisory Agreement with respect to the Insight in an effort to observe the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the sub-advisers furnish, such information as may be necessary to evaluate the terms of the proposed agreements. Allspring and Insight each responded to the information request and provided memoranda and related materials and information for consideration by the Trustees, which were provided to the Board. Representatives of both Allspring and Insight also participated in the meeting, at which the Board discussed the proposed arrangements with both Allspring and Insight extensively. The Trustees also discussed the proposed Agreements in an executive session of the Meeting with independent legal counsel at which no representatives of the Adviser, Allspring or Insight were present.

Set forth below is a summary of the material factors evaluated by the Board that formed the basis for the Board’s approval of each the new Sub-Advisory Agreement with Allspring and the Amended Sub-Advisory Agreement with Insight. The Board’s conclusions as to the approval of each Agreement was based on a comprehensive consideration of all information provided to the Trustees. In deciding to approve each Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Boards’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. In considering the approval of a new Sub-Advisory Agreement with Allspring for the Tax Aware Bond Fund and a Sub-Advisory Agreement Amendment with Insight for the Tax Aware Ultra Short Duration Fund, respectively, the Board took into account the wide variety of materials (the “15(c) Materials”) relating to the services to be provided by JPMPI, Allspring and Insight provided prior to and during the Meeting, the presentations made during the Meeting, and the related discussions during the Meeting. The Board took into consideration that it was essentially re-approving the Funds’ current sub-advisory arrangements with the successor firms to the corporate reorganizations of both Allspring and Insight, with no expected changes in personnel, or fees and expenses. The Board reviewed information relating to, among other things, proposed investment management services to be provided by Allspring and Insight to the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund, respectively, including the compliance programs of Allspring (which review was completed post meeting and approved by the Board at a subsequent meeting) and Insight and other information related to personnel of Allspring and Insight. Among other items, the Board discussed a memorandum previously prepared by independent legal counsel regarding the responsibilities of the Board in considering approval of advisory and sub-advisory agreements. The Board also considered information regarding Allspring and Insight personnel who would be providing investment management services to the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively.

Review Process. In connection with the approval of the Proposed Agreements, the Board reviewed written materials provided by JPMPI, Allspring and Insight. The Board also requested and received assistance and advice regarding applicable legal standards from independent legal counsel. The Board additionally considered the written information provided by Allspring and Insight in response to the Independent Trustees’ request for information. The Board also heard oral presentations on matters related to the Proposed Agreements. In deciding to approve the Proposed Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling.

Nature, Extent and Quality of Services. The Board considered the depth and quality of the investment management process of Allspring and Insight to be used for the applicable sleeves of the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively, including the experience and capabilities of their senior management, investment and other personnel, and the overall financial strength and stability of each organization. The Board considered the sub-advisory services proposed to be provided by Allspring and Insight to the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration

300	SIX CIRCLES TRUST	DECEMBER 31, 2021

Fund, respectively. The Board also considered information about Allspring’s and Insights’ investment personnel responsible for providing services under the Proposed Agreements. The Board reviewed the nature and quality of Allspring’s and Insight’s investment management, trading, risk management, compliance capabilities and resources, research capabilities and the experience and capabilities of its portfolio management personnel, and the overall financial strength of the organizations. The Board also reviewed the nature and quality of Insight’s compliance capabilities and resources. The Board noted that they previously approved the compliance program of WellsCap, which is expected to be substantially similar to the Allspring compliance program. It was further noted that the Board would review the final Allspring compliance program with input from the Funds’ Chief Compliance Officer prior to Allspring beginning to sub-advise the Tax Aware Bond Fund and subject to the Board’s approval of such program, which approval was granted at a subsequent meeting of the Board. The Board noted the certificates received from Insight regarding their compliance program and code of ethics, which noted that Insight has compliance policies and procedures in place that are reasonably designed to prevent violations of the federal securities laws with respect to the services provided by Insight and that Insight has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from: (i) engaging in certain specified conduct; and (ii) violating the code of ethics.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by Allspring and Insight under the Proposed Agreements were likely to benefit the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively, and their shareholders.

Investment Performance. The Board considered with respect to both Allspring and Insight, respectively, that the investment personal and strategies for both Funds would not change as a result of each of the Allspring and Insight reorganizations. Since the Tax Aware Bond Fund had not yet utilized Allspring’s sub-advisory services, the Board did not receive or consider investment performance information related to the Fund’s performance with Allspring as Sub-Adviser, but instead considered the performance of Allspring’s predecessor, WellsCap. Additionally, since the Tax Aware Ultra Short Duration Fund had not yet utilized Insight’s sub-advisory services, the Board did not receive or consider investment performance information related to the Fund’s performance with Insight as a Sub-Adviser, but instead considered the performance of Insight’s predecessor, Mellon. To evaluate WellsCap’s and Mellon’s performance, the Board reviewed performance information of the relevant sleeves of the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund against their performance benchmarks, which was included in the Meeting Materials. The Board also considered that Sub-Adviser performance is reviewed independently by the J.P. Morgan

Investment Performance Governance Committee (“IPGC”), and reviewed related materials from IPGC reports. The Board also discussed the background and experience of Allspring and Insight and their personnel. The Board concluded that based on the experience of Allspring and Insight and the performance of their respective predecessor firms, Allspring and Insight had a reasonable expectation of delivering acceptable performance to shareholders of the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund, respectively.

Fees and Total Expenses. The Board considered that the sub-advisory fees and other expenses of the Funds would not change as a result of the respective organizational transitions of each Allspring and Insight. The Adviser reported to the Board that, in proposing the sub-advisory fees to be paid to Allspring and Insight by the Adviser for the Funds, the Adviser considered a number of factors, including the type and complexity of the services to be provided, the estimated cost of providing services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the Funds.

The Board also reviewed the proposed fee and sub-advisory fee schedules under the Proposed Agreements with each of Allspring for the Tax Aware Bond Fund and Insight for the Tax Aware Ultra Short Duration Fund. The Board noted that the Adviser had agreed to contractually waive any advisory fees that exceeded the aggregate advisory fees the Adviser is contractually required to pay to the Sub-Advisers. The Board considered how these agreements would affect the expenses borne by the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund shareholders with respect to the Proposed Agreements.

The Board found the fees proposed to be paid by the Adviser to Allspring and Insight to be reasonable. In doing so, they noted that the Funds will not pay the fees to Allspring and Insight directly, but that the Adviser will compensate Allspring and Insight out of the advisory fee it receives from the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively. The Board reviewed the data from Broadridge that compared the average and median advisory fees of other funds in peer groups of comparable funds and noted that the average and median fees in the various categories of comparable mutual funds and separately managed accounts were substantially higher than the sub-advisory fees agreed to between JPMPI and both Allspring and Insight. The Board noted that Insight did not identify any funds or accounts with comparable investment objectives and strategies as the Tax Aware Ultra Short Duration Fund. They reviewed the fee rates of funds or accounts with comparable investment objectives and strategies identified by Allspring, noting the Adviser’s views regarding the limitations of fee comparisons to other funds and accounts that are not registered under the Investment Company Act of 1940,

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

as amended (the “1940 Act”), in light of the differences in services provided to the Tax Aware Bond Fund the Tax Aware Ultra Short Duration Fund compared to those provided to other funds and other accounts that are not registered under the 1940 Act. Further, the Board noted the limitations of fee comparisons to other funds for which an adviser serves as primary investment adviser, as opposed to fees charged to funds which are sub-advised, in light of the differences in sub-advisory services provided to funds compared to those provided to other funds for which an adviser serves as primary adviser. Additionally, the Board noted the “most-favored nation” provisions agreed to by Allspring and Insight in the Proposed Agreements, which it determined should help ensure that the sub-advisory fee rates paid to Allspring and Insight with respect to the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively, are no greater than the range of fees the particular firm charges to similar clients.

Based on the information presented by Allspring, Insight and the Adviser, the Board determined that the level of the sub-advisory fees to be paid by the Adviser to Allspring and Insight are reasonable, fair and equitable and that approval of the Proposed Agreements would likely benefit the Tax Aware Bond Fund and the Tax Aware Fund, respectively, and their shareholders.

Adviser Costs and Level of Profits. The Board considered that the profitability levels of Allspring, Insight and JPMPI were not expected to change as a result of the respective organizational transitions of each Allspring and Insight. As the Tax Aware Bond Fund had not yet utilized Allspring’s sub-advisory services, information regarding Allspring’s costs in providing services to the Fund were based on the prior fees agreed to with WellsCap. Additionally, as the Tax Aware Ultra Short Duration Fund had not yet utilized Insight’s sub-advisory services, information regarding Insight’s costs in providing services to the Fund were based on prior fees agree to with Mellon. The Board considered the estimated profits realized by Allspring and Insight in connection with the operation of the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund, respectively, based on the profitability information included in the Meeting Materials. The Board also considered information estimating the profitability to the Adviser from managing the Tax Aware Bond Fund and the Tax Aware Ultra Short Duration Fund, respectively, and management’s indication that the Adviser’s estimated profitability would not change meaningfully taking into account the Proposed Agreements. The Board took into account that the sub-advisory agreement for Insight includes breakpoints to the sub-advisory fee in light of the anticipated size of the Tax Aware Fund.

Ultimately, the Trustees concluded that the Tax Aware Bond Fund’s and Tax Aware Ultra Short Duration Fund’s fee and expense structure is reasonable, fair and equitable.

Ancillary Benefits. The Board next considered whether Allspring and Insight may receive other benefits as a result of their proposed relationship with the Trust or the Tax Aware Bond Fund and Tax Aware Ultra Short Duration Fund, respectively. The Board considered that Allspring and Insight were not affiliated with any of the Fund’s service providers, respectively, and therefore would not benefit from those contractual relationships. Taking these considerations into account, the Board concluded that Allspring and Insight would not receive collateral benefits that would materially affect the reasonableness of the proposed sub-advisory fees under the Proposed Agreements.

Conclusions. Having requested and received such information from Allspring and Insight as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Agreements, the Board, including the Independent Trustees, unanimously concluded (with Mr. Meier abstaining) that the proposed sub-advisory fee structure was reasonable and, in light of the matters that the Board had considered to be relevant in the exercise of its reasonable judgment, approved the Proposed Agreements.

Board Review and Approval of the BlackRock Sub-Advisory Agreement Amendment for the Credit Opportunities Fund and Tax Aware Bond Fund and the RIIS Interim Sub-Advisory Agreement Amendment

The Board of Trustees (the “Board” or the “Trustees”) of the Six Circles Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended, the “1940 Act”) of J.P. Morgan Private Investments Inc. (“JPMPI” or the “Adviser”), BlackRock Investment Management, LLC (“BlackRock”), Russell Investments Implementation Services, LLC (“RIIS”) or their affiliates (the “Independent Trustees”) met on November 16-17, 2021 (the “Meeting”) to consider and approve the proposed Amendment to the existing Sub-Advisory Agreement between JPMPI and BlackRock for sub-advisory services to be provided to the Six Circles Credit Opportunities Fund and the Six Circles Tax Aware Bond Fund and the proposed Amendment to the existing Interim Sub-Advisory Agreement between JPMPI and RIIS for sub-advisory services to be provided to the Six Circles Global Bond Fund and the Six Circles Tax Aware Bond Fund (each a Fund and together the “Funds”) (together the “Proposed Amendments”). At the Meeting, the Board, including the Independent Trustees, unanimously approved the Amended Sub-Advisory Agreements.

BlackRock and RIIS had each been sent a letter on behalf of the Independent Trustees requesting detailed information from each in connection with the proposed Amendments in an effort to observe the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the sub-advisers furnish, such information as may be necessary to evaluate the terms of the Proposed Amendments. BlackRock

302	SIX CIRCLES TRUST	DECEMBER 31, 2021

and RIIS each responded to the information request and provided memoranda and related materials and information for consideration by the Trustees, which were provided to the Board. Representatives of BlackRock also participated in the meeting, at which the Board discussed the proposed arrangements with BlackRock extensively. The Trustees also discussed the Proposed Amendments in an executive session of the Meeting with independent legal counsel at which no representatives of the Adviser, BlackRock or RIIS were present.

Set forth below is a summary of the material factors evaluated by the Board that formed the basis for the Board’s approval of each of the Proposed Amendments. The Board’s conclusions as to the approval of each Amendment was based on a comprehensive consideration of all information provided to the Trustees. In deciding to approve each Amendment, the Board did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Boards’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. In considering the approval of the proposed BlackRock Sub-Advisory Agreement Amendment for the Credit Opportunities Fund and Tax Aware Bond Fund and the RIIS Interim Sub-Advisory Agreement Amendment (together with the BlackRock Sub-Advisory Agreement Amendment, the “Proposed Amendments”) for the Tax Aware Bond Fund and Global Bond Fund, respectively, the Board took into account the wide variety of materials (the “15(c) Materials”) relating to the services provided, and to be provided, by JPMPI, RIIS and BlackRock provided prior to and during the Meeting, the presentations made during the Meeting, and the related discussions during the Meeting. The Board reviewed information relating to, among other things, proposed investment management services to be provided by RIIS to the Tax Aware Bond Fund and Global Bond Fund and BlackRock to the Credit Opportunities Fund and Tax Aware Bond Fund, including the compliance programs of RIIS and BlackRock and other information related to personnel of RIIS and BlackRock that would be providing investment management services to the effected Funds. Among other items, the Board discussed a memorandum previously prepared by independent legal counsel regarding the responsibilities of the Board in considering approval of advisory and sub-advisory agreements. The Board also considered information regarding RIIS and BlackRock personnel who would be providing investment management services to the effected Funds.

Review Process. In connection with the approval of the Proposed Amendments, the Board reviewed written materials provided by JPMPI, RIIS and BlackRock. The Independent Trustees also requested and received assistance and advice regarding applicable legal standards from their independent legal counsel. The Board additionally considered the written information provided by RIIS and BlackRock in response to the Independent Trustees’ request for information. The Board also heard oral presentations on matters related to the Proposed Amendments. In deciding to approve the Proposed Amendments, the Board did not identify any single factor or particular information that, in isolation, was controlling.

Nature, Extent and Quality of Services. The Board considered the depth and quality of the investment management process of RIIS and BlackRock to be used for the applicable sleeves of the effected Funds, including the experience and capabilities of their senior management, investment and other personnel, and the overall financial strength and stability of each organization. The Board considered the sub-advisory services proposed to be provided by RIIS to the Tax Aware Bond Fund and Global Bond Fund and BlackRock to the Credit Opportunities Fund and Tax Aware Bond Fund. The Board also considered information about RIIS’s and BlackRock’s investment personnel responsible for providing services under the Proposed Amendments. The Board reviewed the nature and quality of RIIS’s and BlackRock’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel, and the overall financial strength of the organizations. The Board also considered the nature and quality of RIIS’s and BlackRock’s compliance capabilities and resources. The Board noted that they previously reviewed and approved the compliance programs of RIIS and BlackRock and that the Funds’ Chief Compliance Officer had represented that no material changes had been made to either firm’s programs as they would be applied to services under the Proposed Amendments. The Board noted the certificates received from RIIS and BlackRock regarding their compliance programs and codes of ethics, which noted that RIIS and BlackRock have compliance policies and procedures in place that are reasonably designed to prevent violations of the U.S. federal securities laws with respect to the services provided by RIIS and BlackRock and that RIIS and BlackRock each have adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from: (i) engaging in certain specified conduct; and (ii) violating the codes of ethics.

After consideration, the Board concluded that the nature, extent, and quality of services proposed to be provided by RIIS and BlackRock under the Proposed Amendments were likely to benefit the effected Funds and their shareholders.

Investment Performance. Since the Credit Opportunities Fund had not yet utilized BlackRock’s sub-advisory services for the proposed additional sleeves of the Fund, and the Tax Aware Bond Fund had not utilized BlackRock’s sub-advisory services, the Board did not receive or consider investment performance information related to the Funds’ performance with BlackRock as Sub-Adviser. Additionally, since the Global Bond Fund and

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

the Tax Aware Bond Fund had not yet utilized RIIS’s sub-advisory services for the proposed additional sleeves of the Funds, the Board did not receive or consider investment performance information related to the Funds’ performance with RIIS as a Sub-Adviser to the proposed additional sleeves of the Fund. The Board considered the manner in which RIIS and BlackRock proposed to manage particular sleeves of the effected Funds. The Board also discussed the background and experience of RIIS and BlackRock and their personnel. The Board concluded that based on the experience of RIIS and BlackRock, RIIS and BlackRock had a reasonable expectation of delivering acceptable performance to shareholders of the effected Funds.

Advisory Fees and Total Expenses. The Adviser reported to the Board that, in proposing the sub-advisory fees to be paid to RIIS and BlackRock by the Adviser for the applicable sleeves of the effected Funds under the Proposed Amendments, the Adviser considered a number of factors, including the type and complexity of the services to be provided, the estimated cost of providing services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the effected Funds.

The Board also reviewed the proposed sub-advisory fee schedules under the Proposed Amendments with both RIIS and Blackrock for their respective sleeves of the effected Funds. The Board noted that the Adviser had agreed to contractually waive any advisory fees that exceeded the aggregate advisory fees the Adviser is contractually required to pay to the Sub-Advisers. The Board considered how these agreements would affect the expenses borne by the Funds’ shareholders with respect to the Proposed Amendments.

The Board found the fees proposed to be paid by the Adviser to RIIS and BlackRock to be reasonable. In doing so, they noted that the effected Funds will not pay the fees to RIIS and BlackRock directly, but that the Adviser will compensate RIIS and BlackRock out of the advisory fee it receives from the effected Funds. The Board reviewed the data from Broadridge that compared the average and median advisory fees of other funds in peer groups of comparable funds and noted that the average and median fees in the various categories of comparable mutual funds and separately managed accounts were substantially higher than the sub-advisory fees agreed to between JPMPI and BlackRock. The Board noted the limitations of fee comparisons to other funds for which an adviser serves as primary investment adviser, as opposed to fees charged to funds which are sub-advised, in light of the differences in sub-advisory services provided to funds compared to those provided to other funds for which an adviser serves as primary adviser. Additionally, the Board noted the “most-favored nation” provisions agreed to by RIIS and BlackRock in the Proposed Amendments, which it determined should help ensure that the sub-advisory fee rates paid to RIIS and BlackRock with respect to the effected Funds are no greater than the range of fees the particular firm charges to similar clients.

Based on the information presented by RIIS, BlackRock and the Adviser, the Board determined that the level of the sub-advisory fees to be paid by the Adviser to RIIS and BlackRock are reasonable, fair and equitable and that approval of the Proposed Amendments would likely benefit the effected Funds and their shareholders.

Adviser Costs and Level of Profits. As the Credit Opportunities Fund had not yet utilized BlackRock’s sub-advisory services for the proposed additional sleeves of the Fund, and the Tax Aware Bond Fund had not utilized BlackRock’s sub-advisory services, information regarding BlackRock’s costs in providing services to the effected Funds was not available. Additionally, the Board noted that, since the Global Bond Fund and the Tax Aware Bond Fund had not yet utilized RIIS’s sub-advisory services for the proposed additional sleeves of the effected Funds, information regarding RIIS’s costs in providing services to the proposed sleeves of the Fund was not available. The Board also considered information estimating the profitability to the Adviser from managing the effected Funds and management’s indication that the Adviser’s estimated profitability would not change meaningfully taking into account the Proposed Amendments. The Board also took into account that the RIIS Interim Sub-Advisory Agreement Amendment includes breakpoints to the sub-advisory fee at various asset levels of the effected Funds.

Ancillary Benefits. The Board next considered whether RIIS and BlackRock may receive other benefits as a result of RIIS’s and BlackRock’s proposed relationship with the Trust or the effected Funds. The Board considered that RIIS and BlackRock were not affiliated with any of the effected Funds’ service providers, respectively, and therefore would not benefit from those contractual relationships. Taking these considerations into account, the Board concluded that RIIS and BlackRock would not receive collateral benefits that would materially affect the reasonableness of the proposed sub-advisory fee under the Proposed Amendments.

Conclusions. Having requested and received such information from RIIS and BlackRock as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Amendments, the Board, including the Independent Trustees, unanimously concluded that the proposed sub-advisory fee structure was reasonable and, in light of the matters that the Board had considered to be relevant in the exercise of its reasonable judgment, approved the Proposed Amendments.

304	SIX CIRCLES TRUST	DECEMBER 31, 2021

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11	Independent Trustee, Lottery.com (October 2021-present); Director, Operation Hope (2015–2016; 2020–present); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present)	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust (2021-present)

Steven R. Meier (1961): Trustee since August 17th, 2021	Interim Chief Investment Officer, Assistant Treasurer — Senior Principal Investment Officer, Connecticut Office of the State Treasurer (Investment Management) (2019-August 2021); EVP, Chief Investment Officer — Global Fixed Income, Currency and Cash Management, State Street Global Advisors (Investment Management) (June 2013-April 2017).	11	Director, Connecticut Green Bank; Director, Connecticut Innovations

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD (medical diagnostics) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present); Chief Operating Officer, Corcoran Gallery of Art (2011–2015).	11	Independent Trustee, Virginia 529; Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation; Director, Capitol Post
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

(1)	The Trustee serve for an indefinite term
(2)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

DECEMBER 31, 2021	SIX CIRCLES TRUST	305

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

306	SIX CIRCLES TRUST	DECEMBER 31, 2021

Feb 2021

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as a stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2021. All rights reserved. December 31, 2021.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2021

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2021 (Unaudited)

Dear Shareholder,

We are now nearly two years into a global pandemic that continues to shape our daily lives. Through highs and lows, the resiliency of the human spirit is a constant that continues to inspire. We hold you and your loved ones in our thoughts, as we look forward to more normal days ahead.

During the 12-month period covered by this annual report, the resiliency of the markets and the global economy continued to exceed expectations. In this environment, we used the Six Circles Funds to target our highest conviction ideas across asset classes and regions. We provide detailed discussions on the performance of the strategies we implemented in each of the Six Circles Funds on the following pages.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you all the best in 2022.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2021	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2021 (Unaudited)

Equity markets across the globe posted mixed returns in 2021. The economy is continuing to recover from COVID-19, and company earnings remain quite strong. However, concerns around the Omicron COVID variant, a potential slowdown in China, inflation, and the path of monetary policy have caused some to question the durability of this cycle. The MSCI USA Index was up 26.97% in 2021. While Developed Non-U.S. Equities closed the year in positive territory with the MSCI World ex-USA Index up 12.62%, Emerging Markets Equities were down with the MSCI Emerging Markets Index returning -2.54%, while MSCI World Index was up 21.82% in 2021.

Global Bond and cash markets trailed equities; the Bloomberg Barclays U.S. 1-3 Month Treasury Bill Index returned 0.04%

and the Bloomberg Barclays Global-Aggregate Index - Hedged USD had a negative return of -1.39%.

The Federal Open Market Committee decided to maintain the target range for the federal funds rate at 0 – 0.25%, given current levels of economic activity, the labor market, and inflation. The Committee stated that with inflation having exceeded 2% for some time, this target range is appropriate until labor market conditions have reached maximum employment levels.

We believe we are in the middle of a new economic cycle and expect continued upside, with some volatility, for risk assets over the next 12 months.

2	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	26.68%
MSCI USA Index	26.97%

Net Assets as of 12/31/2021 (In Thousands)	$5,113,135

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted a positive return on an absolute basis, and underperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Communication Services, Health Care and Information Technology sectors comprised approximately 70% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. During the reporting period, all three sectors contributed to the Fund’s performance on an absolute basis as well as relative to the Index.

Real Estate, Financials, Materials and Utilities sectors comprised approximately 5% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. During the reporting period, all the sectors contributed to the Fund’s performance on an absolute basis. However, on a relative basis to the index Utilities contributed to the Fund’s performance while Real Estate, Financials and Materials detracted.

On the sleeve level, the Fund’s allocation to Broad USA was the largest contributor to the Fund’s performance, while allocation to Airlines and Energy were detractors on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eighteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	27%
U.S. Software	10
U.S. Pharmaceuticals	9
U.S. Interactive Media & Services	8
U.S. Information Technology	7
U.S. Internet Retail	6
U.S. Managed Health Care	5
U.S. Semiconductor & Semiconductor Equipment	4
U.S. Technology Hardware Equipment	4
U.S. Air Freight & Logistics	3
U.S. Beverages	3
U.S. Communication Services	3
U.S. Home Entertainment Software	3
U.S. Automobiles	2
U.S. Biotechnology	2
U.S. Electronic Equipment	2
USA Energy	1
U.S. Airlines	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.

DECEMBER 31, 2021	SIX CIRCLES TRUST	3

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

Allocation to Broad USA, which was approximately 27% of the Fund as of December 31, 2021, provides what the Adviser believes to be an ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocations to U.S. Software and U.S. Internet Retail provide what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto cloud platforms. These exposures comprised approximately 16% of the Fund as of December 31, 2021.

Allocations to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 11% of the Fund as of December 31, 2021, and provide what the Adviser believes is an opportunity as the market may be overestimating the risks potential policy changes would have, given the industry’s long-term growth tailwinds.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 8% of the Fund as of December 31, 2021. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

Allocation to U.S. Information Technology, which allows the Adviser to access specific exposures within the Technology sector, was approximately 7% of the Fund as of December 31, 2021.

Allocations to U.S. Managed Health Care comprised approximately 5% of the Fund as of December 31, 2021, and provide what the Adviser believes are high quality companies (like pharmaceutical companies) that also possess defensive characteristics.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment industries are now more reasonable and provide an attractive entry point. This allocation comprised approximately 4% of the Fund as of December 31, 2021.

Allocation to U.S. Technology Hardware Equipment which allows the Adviser to access specific exposures within the Technology sector, was approximately 4% of the Fund as of December 31, 2021.

The Adviser believes that allocation to U.S. Air Freight & Logistics has benefited from COVID-19 given the sector’s e-commerce networks. This allocation comprised approximately 3% of the Fund as of December 31, 2021.

Allocation to Communications Services, allows the Adviser to gain specific exposures within the mega cap technology sectors. The allocation was approximately 3% of the Fund as of December 31, 2021.

Allocation to U.S. Beverages was approximately 3% of the Fund’s exposure as of December 31, 2021 and reflects the Adviser’s belief that major players of this sector are going through structural changes and are set to improve free cash flow conversion.

Allocation to U.S. Home Entertainment Software comprised approximately 3% of the Fund as of December 31, 2021, reflecting the Adviser’s belief that strong secular tailwinds and high barrier to entry could allow companies within this index to outperform.

The Adviser believes that allocation to U.S. Automobiles helps target direct exposure to a concentrated segment of the market in order to manage risk related to the sector. This allocation comprised approximately 2% of the Fund as of December 31, 2021.

The Adviser believes that allocation to U.S. Electronic Equipment is attractive given its position within the broader Information Technology Sector and structural change over the past decade. This allocation comprised approximately 2% of the Fund as of December 31, 2021.

The Adviser believes that allocation to USA Energy serves as a cyclical exposure that may do well as rates rise. This allocation was approximately 1% of the Fund as of December 31, 2021.

The Adviser believes that allocation to U.S. Airlines takes advantage of the continued global recovery and rebound in travel. This allocation comprised approximately 1% of the Fund as of December 31, 2021.

4	SIX CIRCLES TRUST	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	26.68%	24.82%

GROWTH OF $10,000 REPORT (04/10/19 to 12/31/21)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.30% and 0.09% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the MSCI USA Index from April 10, 2019 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 628 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2021	SIX CIRCLES TRUST	5

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited)

REPORTING PERIOD RETURN
Fund*	19.76%
MSCI World ex-USA Index	12.62%

Net Assets as of 12/31/2021 (In Thousands)	$2,990,488

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio International Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2021 through December 31, 2021 (the “reporting period”), the Fund posted positive return on an absolute basis, and outperformed the MSCI World ex-USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, and is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely-recognized index.

Financials, Utilities and Health Care sectors comprised approximately 47% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector overweights relative to the Index. The Financials and Health Care sectors contributed to the Fund’s performance on an absolute basis, while Utilities detracted. Relative to index, Health Care contributed, while Financials and Utilities detracted from performance.

Communication Services, Materials, Industrials and Information Technology comprised approximately 19% of the Fund’s sector exposure on a look-through basis at the end of the reporting period, and were the Fund’s largest sector underweights relative to the Index. All four sectors contributed to the Fund’s performance both on an absolute basis and relative to index.

On the sleeve level, the Fund’s allocation to Europe Semiconductors was the largest contributor, while the allocation to Europe ex-UK Utilities was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to fifteen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe Financials	22%
Europe Pharmaceuticals	15
Europe Industrials	12
Europe ex-UK Utilities	8
Europe Food Products	6
Europe Semiconductors	6
Europe Automobiles	5
European Metals & Mining	5
Europe	4
Europe Textiles Luxury Goods	4
Europe Beverages	3
Europe Integrated Oil & Gas	3
Japan Consumer Electronics	3
Japan Interactive Home Entertainment	2
Korea Technology, Hardware, Storage & Peripherals	2

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the

6	SIX CIRCLES TRUST	DECEMBER 31, 2021

net assets of the Fund at December 31, 2021 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2021. The portfolio allocation is subject to change.

Allocation to Europe Financials was approximately 22% of the Fund as of December 31, 2021. The Adviser believes in the capital adequacy and the capacity of the sector to pay dividends. The Adviser believes that valuations have been compelling and the market has become more realistic about the outlook for credit costs.

Allocation to Europe Pharmaceuticals comprised approximately 15% of the Fund as of December 31, 2021 and provides what the Adviser believes to be a defensive exposure with attractive fundamentals, within the context of the broader Portfolios.

Allocation to Europe Industrials was approximately 12% of the Fund as of December 31, 2021 and provides an exposure that the Adviser believes will benefit from economic growth and recovery.

The Adviser believes that allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 8% of the Fund as of December 31, 2021.

Allocation to European Food Products was approximately 6% of the fund as of December 31, 2021 and serves as a defensive position, allowing the Adviser access to a concentrated index of high quality European companies.

The Adviser believes that companies within the Europe Semiconductors sector have stable long term growth prospects and strong balance sheets. The sector comprised approximately 6% of the Fund as of December 31, 2021.

The Adviser believes that allocation to Europe Automobiles is expected to perform well as the economy recovers. The focus on electric vehicles are likely to be a tailwind. This allocation comprised approximately 5% of the Fund as of December 31, 2021.

The allocation to Europe Metals and Mining provides what the Adviser believes is a cyclical exposure to companies with strong balance sheets. The allocation was approximately 5% of the Fund as of December 31, 2021.

The Adviser believes that European equities have lagged global peers through the recovery and so have an upside as vaccinations and re-opening trends accelerate. This allocation comprised approximately 4% of the Fund as of December 31, 2021.

The Adviser believes that Europe Textiles Luxury Goods are high quality consumer oriented companies within the Consumer Discretionary sector. This allocation comprised approximately 4% of the Fund as of December 31, 2021.

Allocation to Europe Beverages was approximately 3% of the Fund’s exposure as of December 31, 2021 and reflects the Adviser’s belief that the market is underestimating the strength of these international companies within a recovery industry.

Allocation to Europe Integrated Oil & Gas provides exposure to a cyclical industry that the Adviser believes will take advantage of the early cycle environment, and comprised approximately 3% of the Fund as of December 31, 2021.

The Adviser believes that the allocation to Japan Consumer Electronics provides exposure to high quality Japanese equity with evolving business models. The allocation was approximately 3% of the Fund as of December 31, 2021.

The Adviser believes that the allocation to Japan Interactive Home Entertainment provides exposure to companies that have quality earnings potential that may be underappreciated by the market. The allocation was approximately 2% of the Fund as of December 31, 2021.

The allocation to Korea Technology Hardware, Storage and Peripherals provides what the Adviser believes is exposure to a strong player within the global technology supply chain. The allocation was approximately 2% of the Fund as of December 31, 2021.

DECEMBER 31, 2021	SIX CIRCLES TRUST	7

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio International Unconstrained Fund	19.76%	12.12%

GROWTH OF $10,000 REPORT (04/10/19 to 12/31/21)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.40% and 0.20% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio International Unconstrained Fund and the MSCI World ex-USA Index from April 10, 2019 to December 31, 2021. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 918 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

8	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — 99.2%
Basic Materials — 0.6%
Chemicals — 0.5%
Air Products and Chemicals, Inc.	7	2,256
Albemarle Corp.	4	843
Celanese Corp., Class A	4	671
CF Industries Holdings, Inc.	7	503
Dow, Inc.	28	1,597
DuPont de Nemours, Inc.	18	1,494
Eastman Chemical Co.	5	601
Ecolab, Inc.	9	2,016
FMC Corp.	4	471
International Flavors & Fragrances, Inc.	8	1,163
Linde plc, (United Kingdom)	17	6,028
LyondellBasell Industries NV, Class A	10	930
Mosaic Co. (The)	14	541
PPG Industries, Inc.	8	1,351
RPM International, Inc.	3	342
Sherwin-Williams Co. (The)	8	2,891

		23,698

Forest Products & Paper — 0.0% (g)
International Paper Co.	16	755

Iron/Steel — 0.0% (g)
Nucor Corp.	10	1,095
Steel Dynamics, Inc.	8	493

		1,588

Mining — 0.1%
Freeport-McMoRan, Inc.	46	1,921
Newmont Corp.	24	1,504

		3,425

Total Basic Materials		29,466

Communications — 22.3%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The)	28	1,037
Omnicom Group, Inc.	16	1,161
Trade Desk, Inc. (The), Class A (a)	78	7,140

		9,338

Internet — 19.4%
Airbnb, Inc., Class A (a)	8	1,341
Alphabet, Inc., Class A (a)	64	186,364
Alphabet, Inc., Class C (a)	61	177,826
Amazon.com, Inc. (a)	98	327,719
Booking Holdings, Inc. (a)	1	3,340
CDW Corp.	53	10,777
Chewy, Inc., Class A (a)	20	1,155
DoorDash, Inc., Class A (a)	23	3,482
eBay, Inc.	139	9,261
Etsy, Inc. (a)	27	5,902
Expedia Group, Inc. (a)	4	766
F5, Inc. (a)	7	1,632
GoDaddy, Inc., Class A (a)	9	757
IAC/InterActiveCorp. (a)	17	2,172

SECURITY DESCRIPTION	SHARES		VALUE($)

Internet — continued
Lyft, Inc., Class A (a)	7		317
Match Group, Inc. (a)	55		7,276
MercadoLibre, Inc., (Argentina) (a)	10		13,005
Meta Platforms, Inc., Class A (a)	509		171,135
Netflix, Inc. (a)	31		18,970
NortonLifeLock, Inc.	102		2,641
Okta, Inc., Class A (a)	7		1,550
Palo Alto Networks, Inc. (a)	18		9,745
Pinterest, Inc., Class A (a)	118		4,281
Robinhood Markets, Inc., Class A (a)	5		90
Roku, Inc., Class A (a)	8		1,818
Snap, Inc., Class A (a)	226		10,645
Twitter, Inc. (a)	169		7,324
Uber Technologies, Inc. (a)	41		1,731
VeriSign, Inc. (a)	6		1,398
Wayfair, Inc., Class A (a)	16		3,010
Zendesk, Inc. (a)	21		2,213
Zillow Group, Inc., Class A (a)	1		92
Zillow Group, Inc., Class C (a)	6		377

			990,112

Media — 1.0%
Cable One, Inc.	—	(h)	596
Charter Communications, Inc., Class A (a)	9		5,823
Comcast Corp., Class A	330		16,616
Discovery, Inc., Class A (a)	14		333
Discovery, Inc., Class C (a)	26		596
DISH Network Corp., Class A (a)	18		596
FactSet Research Systems, Inc.	1		727
Fox Corp., Class A	20		747
Fox Corp., Class B	14		496
Liberty Broadband Corp., Class A (a)	1		213
Liberty Broadband Corp., Class C (a)	10		1,543
Liberty Global plc, (United Kingdom), Class A (a)	12		335
Liberty Global plc, (United Kingdom), Class C (a)	22		608
Liberty Media Corp.-Liberty Formula One, Class C (a)	13		809
Liberty Media Corp.-Liberty SiriusXM, Class A (a)	8		405
Liberty Media Corp.-Liberty SiriusXM, Class C (a)	13		672
News Corp., Class A	30		661
Sirius XM Holdings, Inc.	61		387
ViacomCBS, Inc., Class B	46		1,401
Walt Disney Co. (The) (a)	130		20,083

			53,647

Telecommunications — 1.7%
Arista Networks, Inc. (a)	26		3,691
AT&T, Inc.	505		12,434
Cisco Systems, Inc.	477		30,233
Corning, Inc.	312		11,622
Juniper Networks, Inc.	39		1,396
Lumen Technologies, Inc.	59		741
Motorola Solutions, Inc.	18		5,025
T-Mobile US, Inc. (a)	45		5,198

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	9

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Telecommunications — continued
Verizon Communications, Inc.	297	15,433

		85,773

Total Communications		1,138,870

Consumer Cyclical — 5.4%
Airlines — 1.0%
Alaska Air Group, Inc. (a)	74	3,877
American Airlines Group, Inc. (a)	385	6,909
Delta Air Lines, Inc. (a)	388	15,169
Southwest Airlines Co. (a)	358	15,315
United Airlines Holdings, Inc. (a)	192	8,418

		49,688

Apparel — 0.2%
NIKE, Inc., Class B	44	7,309
VF Corp.	11	777

		8,086

Auto Manufacturers — 2.4%
Cummins, Inc.	5	1,134
Ford Motor Co.	434	9,009
General Motors Co. (a)	148	8,656
Lucid Group, Inc. (a)	45	1,705
PACCAR, Inc.	13	1,118
Rivian Automotive, Inc., Class A (a)	19	1,941
Tesla, Inc. (a)	94	99,332

		122,895

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland) (a)	9	1,521
BorgWarner, Inc.	9	389
Lear Corp.	2	394

		2,304

Distribution/Wholesale — 0.1%
Copart, Inc. (a)	8	1,192
Fastenal Co.	22	1,431
LKQ Corp.	8	508
Pool Corp.	1	610
WW Grainger, Inc.	2	814

		4,555

Entertainment — 0.1%
AMC Entertainment Holdings, Inc., Class A (a)	34	927
Caesars Entertainment, Inc. (a)	6	537
DraftKings, Inc., Class A (a)	13	345
Live Nation Entertainment, Inc. (a)	11	1,351
Vail Resorts, Inc.	2	568

		3,728

Food Service — 0.0% (g)
Aramark	6	232

Home Builders — 0.1%
DR Horton, Inc.	10	1,133
Lennar Corp., Class A	8	944

SECURITY DESCRIPTION	SHARES		VALUE($)

Home Builders — continued
NVR, Inc. (a)	—	(h)	585
PulteGroup, Inc.	7		376

			3,038

Home Furnishings — 0.0% (g)
Whirlpool Corp.	2		571

Housewares — 0.0% (g)
Newell Brands, Inc.	13		291

Leisure Time — 0.0% (g)
Carnival Corp. (a)	30		610
Peloton Interactive, Inc., Class A (a)	9		317
Royal Caribbean Cruises Ltd. (a)	8		638

			1,565

Lodging — 0.1%
Hilton Worldwide Holdings, Inc. (a)	10		1,500
Las Vegas Sands Corp. (a)	12		445
Marriott International, Inc., Class A (a)	11		1,787
MGM Resorts International	17		784
Wynn Resorts Ltd. (a)	2		162

			4,678

Retail — 1.4%
Advance Auto Parts, Inc.	2		440
AutoZone, Inc. (a)	1		1,380
Bath & Body Works, Inc.	7		492
Best Buy Co., Inc.	8		778
Burlington Stores, Inc. (a)	2		564
CarMax, Inc. (a)	6		771
Carvana Co., Class A (a)	3		660
Chipotle Mexican Grill, Inc., Class A (a)	1		1,607
Costco Wholesale Corp.	15		8,541
Darden Restaurants, Inc.	4		670
Dollar General Corp.	7		1,739
Dollar Tree, Inc. (a)	8		1,078
Domino’s Pizza, Inc.	1		625
Genuine Parts Co.	4		569
Home Depot, Inc. (The)	35		14,567
Lowe’s Cos., Inc.	23		5,863
Lululemon Athletica, Inc., (Canada) (a)	4		1,627
McDonald’s Corp.	25		6,657
O’Reilly Automotive, Inc. (a)	2		1,522
Ross Stores, Inc.	12		1,354
Starbucks Corp.	39		4,517
Target Corp.	16		3,787
TJX Cos., Inc. (The)	41		3,122
Tractor Supply Co.	3		835
Ulta Beauty, Inc. (a)	2		674
Walgreens Boots Alliance, Inc.	26		1,343
Walmart, Inc.	54		7,850
Yum! Brands, Inc.	9		1,217

			74,849

SEE NOTES TO FINANCIAL STATEMENTS.

10	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Textiles — 0.0% (g)
Mohawk Industries, Inc. (a)	2		443

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	4		364

Total Consumer Cyclical			277,287

Consumer Non-cyclical — 24.1%
Agriculture — 0.2%
Altria Group, Inc.	58		2,760
Archer-Daniels-Midland Co.	22		1,463
Bunge Ltd.	5		474
Philip Morris International, Inc.	51		4,813

			9,510

Beverages — 3.8%
Brown-Forman Corp., Class B	95		6,936
Coca-Cola Co. (The)	1,285		76,095
Constellation Brands, Inc., Class A	52		13,131
Keurig Dr Pepper, Inc.	220		8,110
Molson Coors Beverage Co., Class B	60		2,763
Monster Beverage Corp. (a)	124		11,875
PepsiCo., Inc.	433		75,248

			194,158

Biotechnology — 1.6%
Alnylam Pharmaceuticals, Inc. (a)	16		2,775
Amgen, Inc.	78		17,653
Biogen, Inc. (a)	21		4,947
BioMarin Pharmaceutical, Inc. (a)	26		2,265
Bio-Rad Laboratories, Inc., Class A (a)	1		697
Corteva, Inc.	28		1,301
Gilead Sciences, Inc.	175		12,681
Horizon Therapeutics Plc (a)	29		3,072
Illumina, Inc. (a)	5		1,931
Incyte Corp. (a)	26		1,905
Moderna, Inc. (a)	47		12,033
Novavax, Inc. (a)	9		1,354
Regeneron Pharmaceuticals, Inc. (a)	15		9,256
Royalty Pharma plc, Class A	12		496
Seagen, Inc. (a)	19		2,883
Vertex Pharmaceuticals, Inc. (a)	36		7,873

			83,122

Commercial Services — 0.9%
Affirm Holdings, Inc., Class A (a)	5		485
AMERCO	—	(h)	330
Automatic Data Processing, Inc.	25		6,252
Block, Inc., Class A (a)	24		3,862
Booz Allen Hamilton Holding Corp., Class A	4		315
Cintas Corp.	3		1,476
CoStar Group, Inc. (a)	12		948
Equifax, Inc.	4		1,295
FleetCor Technologies, Inc. (a)	5		1,116
Gartner, Inc. (a)	5		1,558
Global Payments, Inc.	17		2,310
IHS Markit Ltd., (United Kingdom)	13		1,792

SECURITY DESCRIPTION	SHARES	VALUE($)

Commercial Services — continued
MarketAxess Holdings, Inc.	1	591
Moody’s Corp.	6	2,435
PayPal Holdings, Inc. (a)	67	12,557
Robert Half International, Inc.	4	488
Rollins, Inc.	10	327
S&P Global, Inc.	9	4,026
TransUnion	6	770
United Rentals, Inc. (a)	3	945
Verisk Analytics, Inc., Class A	5	1,217

		45,095

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co.	25	2,149
Estee Lauder Cos., Inc. (The), Class A	8	2,868
Procter & Gamble Co. (The)	84	13,695

		18,712

Food — 0.3%
Campbell Soup Co.	8	332
Conagra Brands, Inc.	15	522
General Mills, Inc.	21	1,405
Hershey Co. (The)	4	842
Hormel Foods Corp.	10	465
J M Smucker Co. (The)	4	514
Kellogg Co.	9	555
Kraft Heinz Co. (The)	23	822
Kroger Co. (The)	26	1,177
McCormick & Co., Inc.	8	815
Mondelez International, Inc., Class A	52	3,427
Sysco Corp.	16	1,265
Tyson Foods, Inc., Class A	11	983

		13,124

Healthcare — Products — 1.1%
10X Genomics, Inc., Class A (a)	2	362
Abbott Laboratories	60	8,429
ABIOMED, Inc. (a)	1	461
Align Technology, Inc. (a)	2	1,586
Avantor, Inc. (a)	14	578
Baxter International, Inc.	16	1,373
Bio-Techne Corp.	1	661
Boston Scientific Corp. (a)	48	2,026
Cooper Cos., Inc. (The)	2	719
Danaher Corp.	22	7,189
DENTSPLY SIRONA, Inc.	6	338
Edwards Lifesciences Corp. (a)	20	2,562
Exact Sciences Corp. (a)	23	1,820
Henry Schein, Inc. (a)	5	395
Hologic, Inc. (a)	9	685
IDEXX Laboratories, Inc. (a)	3	1,756
Insulet Corp. (a)	2	482
Intuitive Surgical, Inc. (a)	12	4,172
Masimo Corp. (a)	2	471
Medtronic plc, (Ireland)	48	4,963
Novocure Ltd., (Jersey) (a)	4	275

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	11

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Healthcare — Products — continued
PerkinElmer, Inc.	4	732
ResMed, Inc.	5	1,222
STERIS plc	3	717
Stryker Corp.	11	3,033
Teleflex, Inc.	2	496
Thermo Fisher Scientific, Inc.	13	8,990
Waters Corp. (a)	2	615
West Pharmaceutical Services, Inc.	2	1,074
Zimmer Biomet Holdings, Inc.	8	997

		59,179

Healthcare — Services — 5.4%
Anthem, Inc.	90	41,935
Catalent, Inc. (a)	56	7,141
Centene Corp. (a)	217	17,851
Charles River Laboratories International, Inc. (a)	1	557
DaVita, Inc. (a)	2	180
HCA Healthcare, Inc.	8	2,082
Humana, Inc.	48	22,243
IQVIA Holdings, Inc. (a)	7	1,840
Laboratory Corp. of America Holdings (a)	3	1,042
Molina Healthcare, Inc. (a)	1	463
Oak Street Health, Inc. (a)	2	68
Quest Diagnostics, Inc.	4	694
Teladoc Health, Inc. (a)	5	422
UnitedHealth Group, Inc.	353	177,429
Universal Health Services, Inc., Class B	3	376

		274,323

Household Products/Wares — 0.1%
Avery Dennison Corp.	4	758
Church & Dwight Co., Inc.	7	728
Clorox Co. (The)	4	657
Kimberly-Clark Corp.	10	1,477

		3,620

Pharmaceuticals — 10.4%
AbbVie, Inc.	242	32,750
AmerisourceBergen Corp., Class A	4	533
Becton Dickinson and Co.	10	2,588
Bristol-Myers Squibb Co.	727	45,353
Cardinal Health, Inc.	10	535
Cigna Corp.	11	2,570
CVS Health Corp.	45	4,644
Dexcom, Inc. (a)	3	1,686
Elanco Animal Health, Inc. (a)	14	388
Eli Lilly & Co.	262	72,292
Jazz Pharmaceuticals plc, (Ireland) (a)	2	203
Johnson & Johnson	868	148,495
McKesson Corp.	6	1,393
Merck & Co., Inc.	833	63,831
Neurocrine Biosciences, Inc. (a)	13	1,076
Organon & Co.	75	2,291
Pfizer, Inc.	1,847	109,085
Viatris, Inc.	397	5,366

SECURITY DESCRIPTION	SHARES	VALUE($)

Pharmaceuticals — continued
Zoetis, Inc., Class A	155	37,914

		532,993

Total Consumer Non-cyclical		1,233,836

Energy — 2.4%
Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	17	3,042
Plug Power, Inc. (a)	18	517
SolarEdge Technologies, Inc., (Israel) (a)	7	1,889
Sunrun, Inc. (a)	7	228

		5,676

Oil & Gas — 1.9%
Chevron Corp.	212	24,821
ConocoPhillips	149	10,762
Coterra Energy, Inc.	83	1,586
Devon Energy Corp.	70	3,069
Diamondback Energy, Inc.	18	1,932
EOG Resources, Inc.	65	5,762
Exxon Mobil Corp.	459	28,093
Hess Corp.	30	2,253
Marathon Petroleum Corp.	67	4,292
Occidental Petroleum Corp.	102	2,958
Phillips 66	47	3,392
Pioneer Natural Resources Co.	25	4,624
Valero Energy Corp.	43	3,233

		96,777

Oil & Gas Services — 0.2%
Baker Hughes Co., Class A	86	2,061
Halliburton Co.	91	2,071
Schlumberger NV	151	4,535

		8,667

Pipelines — 0.2%
Cheniere Energy, Inc.	25	2,489
Kinder Morgan, Inc.	209	3,316
ONEOK, Inc.	46	2,709
Williams Cos., Inc. (The)	127	3,303

		11,817

Total Energy		122,937

Financial — 4.3%
Banks — 1.1%
Bank of America Corp.	262	11,670
Bank of New York Mellon Corp. (The)	33	1,919
Citigroup, Inc.	72	4,377
Citizens Financial Group, Inc.	20	939
Fifth Third Bancorp	31	1,353
First Republic Bank	8	1,554
Goldman Sachs Group, Inc. (The)	12	4,620
Huntington Bancshares, Inc.	72	1,104
KeyCorp.	48	1,104
M&T Bank Corp.	7	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

12	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Banks — continued
Morgan Stanley	50	4,868
Northern Trust Corp.	9	1,049
PNC Financial Services Group, Inc. (The)	16	3,155
Regions Financial Corp.	44	960
Signature Bank	2	574
State Street Corp.	16	1,505
SVB Financial Group (a)	2	1,662
Truist Financial Corp.	50	2,923
US Bancorp	53	2,952
Wells Fargo & Co.	145	6,974

		56,265

Diversified Financial Services — 1.4%
Ally Financial, Inc.	16	776
American Express Co.	24	3,985
Ameriprise Financial, Inc.	4	1,348
Apollo Global Management, Inc., Class A	7	498
BlackRock, Inc., Class A	2	1,730
Capital One Financial Corp.	17	2,430
Cboe Global Markets, Inc.	5	619
Charles Schwab Corp. (The)	50	4,229
CME Group, Inc., Class A	13	3,028
Coinbase Global, Inc., Class A (a)	1	367
Discover Financial Services	13	1,491
Franklin Resources, Inc.	14	469
Intercontinental Exchange, Inc.	21	2,885
Invesco Ltd.	16	363
Mastercard, Inc., Class A	52	18,781
Nasdaq, Inc.	6	1,164
Raymond James Financial, Inc.	9	891
SEI Investments Co.	9	529
SoFi Technologies, Inc. (a)	22	349
Synchrony Financial	27	1,250
T Rowe Price Group, Inc.	9	1,817
Tradeweb Markets, Inc., Class A	5	474
Upstart Holdings, Inc. (a)	1	141
Visa, Inc., Class A	101	21,950
Western Union Co. (The)	25	441

		72,005

Insurance — 0.9%
Aflac, Inc.	27	1,578
Alleghany Corp. (a)	1	501
Allstate Corp. (The)	13	1,479
American Financial Group, Inc.	4	494
American International Group, Inc.	27	1,557
Aon plc, Class A	8	2,376
Arch Capital Group Ltd., (Bermuda) (a)	17	748
Arthur J Gallagher & Co.	7	1,263
Assurant, Inc.	3	416
Athene Holding Ltd., (Bermuda), Class A (a)	7	617
Berkshire Hathaway, Inc., Class B (a)	46	13,660
Brown & Brown, Inc.	9	615
Chubb Ltd., (Switzerland)	12	2,236

SECURITY DESCRIPTION	SHARES	VALUE($)

Insurance — continued
Cincinnati Financial Corp.	7	819
Equitable Holdings, Inc.	16	510
Erie Indemnity Co., Class A	1	265
Everest Re Group Ltd., (Bermuda)	2	520
Fidelity National Financial, Inc.	14	719
Globe Life, Inc.	6	588
Hartford Financial Services Group, Inc. (The)	16	1,093
Lincoln National Corp.	11	770
Loews Corp.	8	491
Markel Corp. (a)	1	917
Marsh & McLennan Cos., Inc.	18	3,136
MetLife, Inc.	30	1,851
Principal Financial Group, Inc.	13	919
Progressive Corp. (The)	22	2,255
Prudential Financial, Inc.	16	1,726
Travelers Cos., Inc. (The)	10	1,637
Willis Towers Watson plc, (United Kingdom)	5	1,138
WR Berkley Corp.	8	677

		47,571

Private Equity — 0.1%
Blackstone, Inc.	24	3,142
Carlyle Group, Inc. (The)	7	405
KKR & Co., Inc.	19	1,409

		4,956

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	12	1,313

REITS — 0.8%
AGNC Investment Corp.	8	127
Alexandria Real Estate Equities, Inc.	5	1,047
American Tower Corp.	15	4,471
Annaly Capital Management, Inc.	37	292
AvalonBay Communities, Inc.	5	1,228
Boston Properties, Inc.	5	626
Camden Property Trust	3	523
Crown Castle International Corp.	14	3,008
Digital Realty Trust, Inc.	9	1,654
Duke Realty Corp.	11	723
Equinix, Inc.	3	2,656
Equity LifeStyle Properties, Inc.	5	409
Equity Residential	12	1,110
Essex Property Trust, Inc.	2	797
Extra Space Storage, Inc.	4	848
Healthpeak Properties, Inc.	17	597
Host Hotels & Resorts, Inc. (a)	21	369
Invitation Homes, Inc.	18	796
Iron Mountain, Inc.	7	365
Medical Properties Trust, Inc.	15	345
Mid-America Apartment Communities, Inc.	3	795
Prologis, Inc.	25	4,289
Public Storage	5	1,856
Realty Income Corp.	18	1,310
Regency Centers Corp.	4	279

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	13

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
REITS — continued
SBA Communications Corp., Class A	3	1,321
Simon Property Group, Inc.	11	1,743
Sun Communities, Inc.	3	673
UDR, Inc.	8	476
Ventas, Inc.	14	729
VICI Properties, Inc.	21	626
Vornado Realty Trust	8	352
Welltower, Inc.	13	1,118
Weyerhaeuser Co.	27	1,127
WP Carey, Inc.	5	426

		39,111

Total Financial		221,221

Industrial — 6.6%
Aerospace/Defense — 0.5%
Boeing Co. (The) (a)	19	3,790
General Dynamics Corp.	8	1,661
HEICO Corp.	1	151
HEICO Corp., Class A	2	261
Howmet Aerospace, Inc.	13	412
L3Harris Technologies, Inc.	6	1,340
Lockheed Martin Corp.	9	3,045
Northrop Grumman Corp.	5	1,935
Raytheon Technologies Corp.	49	4,243
Teledyne Technologies, Inc. (a)	17	7,611
TransDigm Group, Inc. (a)	2	1,030

		25,479

Building Materials — 0.1%
Carrier Global Corp.	26	1,411
Fortune Brands Home & Security, Inc.	3	363
Johnson Controls International plc	24	1,957
Lennox International, Inc.	1	305
Martin Marietta Materials, Inc.	2	1,016
Masco Corp.	6	437
Owens Corning	4	351
Vulcan Materials Co.	5	1,026

		6,866

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	9	1,302
Emerson Electric Co.	24	2,195
Generac Holdings, Inc. (a)	2	714

		4,211

Electronics — 1.5%
Agilent Technologies, Inc.	11	1,685
Allegion plc, (Ireland)	2	310
Amphenol Corp., Class A	226	19,797
Arrow Electronics, Inc. (a)	28	3,770
Fortive Corp.	13	1,007
Garmin Ltd., (Switzerland)	5	697
Honeywell International, Inc.	24	5,004
Keysight Technologies, Inc. (a)	70	14,417

SECURITY DESCRIPTION	SHARES	VALUE($)

Electronics — continued
Mettler-Toledo International, Inc. (a)	1	1,202
Sensata Technologies Holding plc (a)	4	258
TE Connectivity Ltd., (Switzerland)	126	20,349
Trimble, Inc. (a)	96	8,391

		76,887

Engineering & Construction — 0.0% (g)
Jacobs Engineering Group, Inc.	4	555

Environmental Control — 0.1%
Pentair plc, (United Kingdom)	5	378
Republic Services, Inc., Class A	10	1,409
Waste Connections, Inc.	11	1,452
Waste Management, Inc.	16	2,669

		5,908

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc.	2	416
Stanley Black & Decker, Inc.	6	1,126

		1,542

Machinery — Construction & Mining — 0.1%
Caterpillar, Inc.	18	3,751

Machinery — Diversified — 0.3%
Cognex Corp.	67	5,176
Deere & Co.	10	3,330
Dover Corp.	5	838
IDEX Corp.	2	485
Ingersoll Rand, Inc.	12	724
Nordson Corp.	1	344
Otis Worldwide Corp.	12	1,003
Rockwell Automation, Inc.	4	1,495
Westinghouse Air Brake Technologies Corp.	6	557
Xylem, Inc.	5	632

		14,584

Miscellaneous Manufacturers — 0.3%
3M Co.	20	3,498
AO Smith Corp.	3	280
Eaton Corp. plc	15	2,677
General Electric Co.	37	3,478
Illinois Tool Works, Inc.	10	2,449
Parker-Hannifin Corp.	4	1,418
Textron, Inc.	8	630
Trane Technologies plc, (Ireland)	8	1,538

		15,968

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	55	660
Ball Corp.	12	1,143
Crown Holdings, Inc.	5	549
Packaging Corp. of America	4	568
Sealed Air Corp.	5	304
Westrock Co.	11	475

		3,699

SEE NOTES TO FINANCIAL STATEMENTS.

14	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	2	318

Transportation — 3.5%
CH Robinson Worldwide, Inc.	84	9,016
CSX Corp.	80	2,990
Expeditors International of Washington, Inc.	110	14,741
FedEx Corp.	157	40,595
JB Hunt Transport Services, Inc.	4	738
Knight-Swift Transportation Holdings, Inc., Class A	7	405
Norfolk Southern Corp.	9	2,682
Old Dominion Freight Line, Inc.	4	1,282
Union Pacific Corp.	23	5,796
United Parcel Service, Inc., Class B	467	100,001

		178,246

Total Industrial		338,014

Technology — 32.8%
Computers — 7.8%
Accenture plc, (Ireland), Class A	38	15,649
Apple, Inc.	1,867	331,438
Cognizant Technology Solutions Corp., Class A	33	2,944
Crowdstrike Holdings, Inc., Class A (a)	34	6,968
Dell Technologies, Inc., Class C (a)	34	1,932
EPAM Systems, Inc. (a)	3	2,092
Fortinet, Inc. (a)	25	9,018
Hewlett Packard Enterprise Co.	151	2,378
HP, Inc.	140	5,281
International Business Machines Corp.	54	7,170
Leidos Holdings, Inc.	5	439
NetApp, Inc.	25	2,333
Seagate Technology Holdings plc	22	2,496
Western Digital Corp. (a)	35	2,277
Zscaler, Inc. (a)	15	4,662

		397,077

Office/Business Equipment — 0.2%
Zebra Technologies Corp., Class A (a)	20	12,127

Semiconductors — 6.8%
Advanced Micro Devices, Inc. (a)	158	22,768
Analog Devices, Inc.	71	12,435
Applied Materials, Inc.	118	18,519
Broadcom, Inc.	54	35,609
Entegris, Inc.	18	2,431
Intel Corp.	534	27,482
IPG Photonics Corp. (a)	14	2,483
KLA Corp.	20	8,549
Lam Research Corp.	19	13,311
Marvell Technology, Inc.	107	9,343
Microchip Technology, Inc.	71	6,184
Micron Technology, Inc.	148	13,753
Monolithic Power Systems, Inc.	6	2,815
NVIDIA Corp.	327	96,139
NXP Semiconductors NV, (Netherlands)	35	7,932
ON Semiconductor Corp. (a)	55	3,756

SECURITY DESCRIPTION	SHARES	VALUE($)

Semiconductors — continued
Qorvo, Inc. (a)	15	2,274
QUALCOMM, Inc.	148	27,057
Skyworks Solutions, Inc.	22	3,406
Teradyne, Inc.	21	3,482
Texas Instruments, Inc.	121	22,895
Xilinx, Inc.	32	6,849

		349,472

Software — 18.0%
Activision Blizzard, Inc.	1,050	69,856
Adobe, Inc. (a)	86	48,887
Akamai Technologies, Inc. (a)	9	1,095
ANSYS, Inc. (a)	16	6,397
Asana, Inc., Class A (a)	11	841
Autodesk, Inc. (a)	40	11,165
Avalara, Inc. (a)	15	1,919
Bentley Systems, Inc., Class B	31	1,491
Bill.com Holdings, Inc. (a)	13	3,300
Black Knight, Inc. (a)	26	2,184
Broadridge Financial Solutions, Inc.	8	1,382
Cadence Design Systems, Inc. (a)	50	9,404
Ceridian HCM Holding, Inc. (a)	24	2,542
Cerner Corp.	9	869
Citrix Systems, Inc.	22	2,048
Clarivate plc, (United Kingdom) (a)	13	297
Cloudflare, Inc., Class A (a)	14	1,823
Coupa Software, Inc. (a)	13	2,097
Datadog, Inc., Class A (a)	34	6,067
DocuSign, Inc., Class A (a)	35	5,382
Dropbox, Inc., Class A (a)	55	1,353
Dynatrace, Inc. (a)	34	2,033
Electronic Arts, Inc.	382	50,439
Fair Isaac Corp. (a)	5	2,135
Fidelity National Information Services, Inc.	37	4,036
Fiserv, Inc. (a)	36	3,715
Guidewire Software, Inc. (a)	13	1,493
HubSpot, Inc. (a)	8	5,300
Intuit, Inc.	49	31,718
Jack Henry & Associates, Inc.	4	651
Microsoft Corp.	1,291	434,078
MongoDB, Inc., Class A (a)	3	1,699
MSCI, Inc., Class A	3	1,755
Nuance Communications, Inc. (a)	54	2,974
Oracle Corp.	302	26,310
Palantir Technologies, Inc., Class A (a)	286	5,205
Paychex, Inc.	19	2,609
Paycom Software, Inc. (a)	9	3,875
PTC, Inc. (a)	20	2,472
RingCentral, Inc., Class A (a)	14	2,595
Roper Technologies, Inc.	4	1,903
salesforce.com, Inc. (a)	177	45,028
ServiceNow, Inc. (a)	36	23,073
Snowflake, Inc., Class A (a)	13	4,249
Splunk, Inc. (a)	29	3,406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	15

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Software — continued
SS&C Technologies Holdings, Inc.	43	3,495
Synopsys, Inc. (a)	28	10,307
Take-Two Interactive Software, Inc. (a)	156	27,737
Twilio, Inc., Class A (a)	10	2,650
Tyler Technologies, Inc. (a)	8	4,109
Unity Software, Inc. (a)	10	1,450
Veeva Systems, Inc., Class A (a)	5	1,274
VMware, Inc., Class A	39	4,523
Workday, Inc., Class A (a)	35	9,561
Zoom Video Communications, Inc., Class A (a)	39	7,205
ZoomInfo Technologies, Inc., Class A (a)	48	3,059

		918,520

Total Technology		1,677,196

Utilities — 0.7%
Electric — 0.7%
AES Corp. (The)	17	403
Alliant Energy Corp.	6	367
Ameren Corp.	8	670
American Electric Power Co., Inc.	18	1,613
CenterPoint Energy, Inc.	17	480
CMS Energy Corp.	8	517
Consolidated Edison, Inc.	12	996
Dominion Energy, Inc.	25	1,926
DTE Energy Co.	7	881
Duke Energy Corp.	27	2,853
Edison International	13	880
Entergy Corp.	7	780
Evergy, Inc.	6	401
Eversource Energy	11	974
Exelon Corp.	35	2,018
FirstEnergy Corp.	16	654
NextEra Energy, Inc.	70	6,511
NRG Energy, Inc.	9	392
PG&E Corp. (a)	52	627
PPL Corp.	29	861
Public Service Enterprise Group, Inc.	18	1,214
Sempra Energy	11	1,486
Southern Co. (The)	40	2,725

SECURITY DESCRIPTION	SHARES	VALUE($)

Electric — continued
Vistra Corp.	10	239
WEC Energy Group, Inc.	10	992
Xcel Energy, Inc.	22	1,475

		32,935

Gas — 0.0% (g)
Atmos Energy Corp.	4	376
NiSource, Inc.	10	282
UGI Corp.	8	357

		1,015

Water — 0.0% (g)
American Water Works Co., Inc.	6	1,064
Essential Utilities, Inc.	6	346

		1,410

Total Utilities		35,360

Total Common Stocks (Cost $3,924,181)		5,074,187

	PRINCIPAL AMOUNT($)
Short-Term Investments — 1.2%
Time Deposits — 1.2%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022	6,953	6,953
Citibank NA, 0.01%, 01/03/2022	3,158	3,158
Sumitomo Mitsui Banking Corp., 0.01%, 01/03/2022	50,540	50,540

Total Short-Term Investments (Cost $60,651)		60,651

Total Investments — 100.4% (Cost — $3,984,832)		5,134,838

Liabilities in Excess of Other Assets — (0.4)%		(21,703)

NET ASSETS — 100.0%		$5,113,135

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Micro E-mini NASDAQ 100 Index	310	03/2022	USD	10,062	57
Micro E-mini Russell 2000 Index	45	03/2022	USD	495	10
Micro E-mini S&P 500 Index	495	03/2022	USD	11,578	199
NASDAQ 100 E-mini Index	5	03/2022	USD	1,622	10
S&P 500 E-mini Index	32	03/2022	USD	7,469	144
S&P MidCap 400 E-mini Index	1	03/2022	USD	279	5

Total unrealized appreciation (depreciation)					425

SEE NOTES TO FINANCIAL STATEMENTS.

16	SIX CIRCLES TRUST	DECEMBER 31, 2021

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	19.3%

Software	17.9%

Pharmaceuticals	10.4%

Computers	7.7%

Semiconductors	6.8%

Healthcare — Services	5.3%

Beverages	3.8%

Transportation	3.5%

Auto Manufacturers	2.4%

Oil & Gas	1.9%

Telecommunications	1.7%

Biotechnology	1.6%

Electronics	1.5%

Retail	1.4%

Diversified Financial Services	1.4%

Healthcare — Products	1.2%

Banks	1.1%

Media	1.0%

Others (Each less than 1.0%)	8.9%

Short-Term Investments	1.2%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	17

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — 96.5%
Australia — 1.0%
BHP Group plc	997	29,659

Austria — 0.5%
Erste Group Bank AG	130	6,079
OMV AG	33	1,858
Raiffeisen Bank International AG	56	1,647
Verbund AG	41	4,605
voestalpine AG	55	1,986

		16,175

Belgium — 1.4%
Ageas SA	65	3,356
Anheuser-Busch InBev SA	220	13,245
Elia Group SA	19	2,522
Etablissements Franz Colruyt NV	1	26
Groupe Bruxelles Lambert SA	43	4,756
KBC Group NV	94	8,098
Proximus SADP	2	34
Sofina SA	6	2,856
Solvay SA	1	89
UCB SA	47	5,351
Umicore SA	2	84

		40,417

Chile — 0.1%
Antofagasta plc	186	3,383

Denmark — 4.2%
Ambu A/S, Class B	2	45
AP Moller—Maersk A/S, Class A	1	2,170
AP Moller—Maersk A/S, Class B	1	4,301
Carlsberg A/S, Class B	29	4,998
Chr Hansen Holding A/S	1	87
Coloplast A/S, Class B	1	222
Danske Bank A/S	261	4,511
Demant A/S (a)	1	62
DSV A/S	42	9,901
Genmab A/S (a)	1	278
GN Store Nord AS	1	82
Novo Nordisk A/S, Class B	624	70,137
Novozymes A/S, Class B	2	179
Orsted AS (e)	114	14,537
Pandora A/S	21	2,621
ROCKWOOL International A/S, Class B	2	768
Tryg A/S	136	3,354
Vestas Wind Systems A/S	210	6,410

		124,663

Finland — 1.4%
Elisa OYJ	2	97
Fortum OYJ	265	8,130
Kesko Oyj, Class B	3	94
Kone OYJ, Class B	71	5,083
Neste OYJ	4	221
Nokia OYJ (a)	57	363
Nordea Bank Abp	1,221	14,899

SECURITY DESCRIPTION	SHARES		VALUE($)

Finland — continued
Orion OYJ, Class B	39		1,634
Sampo OYJ, Class A	188		9,410
Stora Enso OYJ, Class R	6		113
UPM-Kymmene OYJ	6		216
Wartsila OYJ Abp	98		1,378

			41,638

France — 13.4%
Accor SA (a)	2		61
Aeroports de Paris (a)	6		806
Air Liquide SA	5		876
Airbus SE (a)	123		15,717
Alstom SA	66		2,345
Amundi SA (e)	23		1,875
Arkema SA	1		90
AXA SA	730		21,716
BioMerieux	—	(h)	65
BNP Paribas SA	424		29,315
Bollore SA	9		50
Bouygues SA	48		1,700
Bureau Veritas SA	61		2,037
Capgemini SE	2		411
Carrefour SA	7		121
Cie de Saint-Gobain	105		7,411
Cie Generale des Etablissements Michelin SCA	2		295
CNP Assurances	65		1,608
Covivio	1		44
Credit Agricole SA	466		6,647
Danone SA	223		13,858
Dassault Aviation SA	5		556
Dassault Systemes SE	7		414
Edenred	3		120
Eiffage SA	17		1,787
Electricite de France SA	285		3,352
Engie SA	1,101		16,295
EssilorLuxottica SA	60		12,870
Eurazeo SE	15		1,310
Faurecia SE	1		61
Gecina SA	1		71
Getlink SE	92		1,531
Hermes International	7		11,651
Ipsen SA	14		1,259
Kering SA	16		12,672
Klepierre SA	2		49
La Francaise des Jeux SAEM (e)	1		43
Legrand SA	56		6,528
L’Oreal SA	3		1,267
LVMH Moet Hennessy Louis Vuitton SE	58		48,303
Orange SA	21		227
Orpea SA	1		52
Pernod Ricard SA	60		14,531
Publicis Groupe SA	2		163
Remy Cointreau SA	7		1,592

SEE NOTES TO FINANCIAL STATEMENTS.

18	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
France — continued
Renault SA (a)	110		3,808
Safran SA	71		8,714
Sanofi	422		42,308
Sartorius Stedim Biotech	—	(h)	158
Schneider Electric SE	113		22,144
SEB SA	—	(h)	45
Societe Generale SA	306		10,504
Sodexo SA	1		80
Suez SA	216		4,869
Teleperformance	12		5,473
Thales SA	22		1,891
TotalEnergies SE	560		28,496
Ubisoft Entertainment SA (a)	1		45
Unibail-Rodamco-Westfield (a)	1		96
Valeo	2		72
Veolia Environnement SA	395		14,488
Vinci SA	112		11,839
Vivendi SE	8		110
Wendel SE	10		1,219
Worldline SA (a) (e)	3		141

			400,252

Germany — 10.5%
adidas AG	40		11,544
Allianz SE (Registered)	155		36,658
BASF SE	10		684
Bayer AG (Registered)	364		19,456
Bayerische Motoren Werke AG	189		18,924
Bechtle AG	1		63
Beiersdorf AG	1		110
Brenntag SE	32		2,908
Carl Zeiss Meditec AG	—	(h)	87
Commerzbank AG (a)	378		2,860
Continental AG (a)	1		124
Covestro AG (e)	2		123
Daimler AG (Registered)	489		37,357
Daimler Truck Holding AG (a)	86		3,151
Delivery Hero SE (a) (e)	2		191
Deutsche Bank AG (Registered) (a)	779		9,698
Deutsche Boerse AG	72		11,960
Deutsche Lufthansa AG (Registered) (a)	125		877
Deutsche Post AG (Registered)	207		13,286
Deutsche Telekom AG (Registered)	35		654
E.ON SE	1,354		18,812
Evonik Industries AG	2		73
Fresenius Medical Care AG & Co. KGaA	2		143
Fresenius SE & Co. KGaA	4		179
GEA Group AG	32		1,742
Hannover Rueck SE	23		4,310
HeidelbergCement AG	2		107
HelloFresh SE (a)	2		135
Henkel AG & Co. KGaA	1		92
Infineon Technologies AG	524		24,144
KION Group AG	15		1,638

SECURITY DESCRIPTION	SHARES		VALUE($)

Germany — continued
Knorr-Bremse AG	15		1,488
LANXESS AG	1		57
LEG Immobilien SE	1		109
Merck KGaA	48		12,330
MTU Aero Engines AG	11		2,258
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	53		15,592
Nemetschek SE	1		79
Puma SE	22		2,712
Rational AG	1		1,097
RWE AG	386		15,638
SAP SE	11		1,556
Scout24 SE (e)	1		61
Siemens AG (Registered)	159		27,610
Siemens Energy AG (a)	83		2,125
Siemens Healthineers AG (e)	3		225
Symrise AG, Class A	1		202
Telefonica Deutschland Holding AG	12		32
Uniper SE	55		2,603
United Internet AG (Registered)	1		42
Volkswagen AG	19		5,420
Vonovia SE	8		432
Zalando SE (a) (e)	2		186

			313,944

Ireland — 0.8%
CRH plc	8		438
DCC plc	21		1,679
Experian plc	192		9,464
Flutter Entertainment plc (a)	2		281
Kerry Group plc, Class A	54		6,999
Kingspan Group plc	32		3,830
Smurfit Kappa Group plc	3		144

			22,835

Italy — 4.6%
Amplifon SpA	1		72
Assicurazioni Generali SpA	417		8,818
Atlantia SpA (a)	103		2,050
Bio On Spa (a) (bb) (cc)	1		—
Davide Campari-Milano NV	151		2,199
DiaSorin SpA	—	(h)	47
Enel SpA	4,881		39,028
Eni SpA	564		7,832
Ferrari NV	72		18,537
FinecoBank Banca Fineco SpA	212		3,712
Infrastrutture Wireless Italiane SpA (e)	4		44
Intesa Sanpaolo SpA	6,224		16,075
Mediobanca Banca di Credito Finanziario SpA	236		2,704
Moncler SpA	43		3,124
Nexi SpA (a) (e)	5		79
Poste Italiane SpA (e)	198		2,596

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	19

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES		VALUE($)
Common Stocks — continued
Italy — continued
Prysmian SpA	53		1,991
Recordati Industria Chimica e Farmaceutica SpA	39		2,492
Snam SpA	1,263		7,607
Telecom Italia SpA	104		51
Terna—Rete Elettrica Nazionale	884		7,148
UniCredit SpA	803		12,350

			138,556

Japan — 5.2%
Capcom Co. Ltd.	112		2,628
Casio Computer Co. Ltd.	106		1,360
COLOPL, Inc.	37		211
DeNA Co. Ltd.	54		825
GungHo Online Entertainment, Inc.	30		679
Koei Tecmo Holdings Co. Ltd.	37		1,465
Konami Holdings Corp.	59		2,837
Nexon Co. Ltd.	313		6,046
Nikon Corp.	165		1,772
Nintendo Co. Ltd.	71		33,171
Panasonic Corp.	1,200		13,194
Sharp Corp.	116		1,337
Sony Group Corp.	685		86,539
Square Enix Holdings Co. Ltd.	54		2,791
Tamron Co. Ltd.	8		203

			155,058

Jordan — 0.1%
Hikma Pharmaceuticals plc	64		1,936

Luxembourg — 0.4%
ArcelorMittal SA	317		10,163
Aroundtown SA	11		67
Eurofins Scientific SE	1		177
Tenaris SA	5		50

			10,457

Netherlands — 8.9%
ABN AMRO Bank NV, CVA, GDR (e)	160		2,355
Adyen NV (a) (e)	—	(h)	543
Aegon NV	673		3,347
Akzo Nobel NV	2		219
Argenx SE (a)	—	(h)	173
ASM International NV	19		8,304
ASML Holding NV	166		132,984
Euronext NV (e)	32		3,356
EXOR NV	41		3,661
Heineken Holding NV	33		3,064
Heineken NV	75		8,410
IMCD NV	12		2,627
ING Groep NV	1,472		20,461
JDE Peet’s NV	34		1,055
Just Eat Takeaway.com NV (a) (e)	2		101
Koninklijke Ahold Delhaize NV	11		382
Koninklijke DSM NV	2		418

SECURITY DESCRIPTION	SHARES	VALUE($)

Netherlands — continued
Koninklijke KPN NV	37	114
Koninklijke Philips NV	10	361
NN Group NV	102	5,510
Prosus NV (a)	10	819
QIAGEN NV (a)	2	137
Randstad NV	25	1,695
Royal Dutch Shell plc, Class A	915	20,057
Royal Dutch Shell plc, Class B	822	18,042
Stellantis NV	1,163	21,948
Universal Music Group NV	8	218
Wolters Kluwer NV	56	6,562

		266,923

Norway — 0.9%
Adevinta ASA, Class B (a)	3	38
Aker BP ASA	1	44
DNB Bank ASA	351	8,021
Equinor ASA	218	5,777
Gjensidige Forsikring ASA	76	1,839
Mowi ASA	150	3,548
Norsk Hydro ASA	635	4,995
Orkla ASA	255	2,554
Schibsted ASA, Class A	1	27
Schibsted ASA, Class B	1	35
Telenor ASA	7	118
Yara International ASA	2	90

		27,086

Poland — 0.0% (g)
InPost SA (a)	42	507

Portugal — 0.3%
EDP—Energias de Portugal SA	1,709	9,385
Galp Energia SGPS SA	113	1,092
Jeronimo Martins SGPS SA	3	70

		10,547

South Korea — 1.5%
Samsung Electronics Co. Ltd.	518	33,987
Samsung Electronics Co. Ltd. (Registered), GDR	7	12,123

		46,110

Spain — 3.8%
ACS Actividades de Construccion y Servicios SA	52	1,377
Aena SME SA (a) (e)	16	2,470
Amadeus IT Group SA (a)	5	324
Banco Bilbao Vizcaya Argentaria SA	2,514	14,908
Banco Santander SA	6,537	21,710
CaixaBank SA	1,683	4,598
Cellnex Telecom SA (e)	5	314
EDP Renovaveis SA	173	4,306
Enagas SA	110	2,549
Endesa SA	204	4,692

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
Spain — continued
Ferrovial SA	102	3,178
Grifols SA	3	65
Iberdrola SA	3,460	40,963
Industria de Diseno Textil SA	12	380
Naturgy Energy Group SA	125	4,069
Red Electrica Corp. SA	184	3,984
Repsol SA	325	3,845
Siemens Gamesa Renewable Energy SA (a)	49	1,175
Telefonica SA	57	246

		115,153

Sweden — 4.1%
Alfa Laval AB	66	2,635
Assa Abloy AB, Class B	209	6,367
Atlas Copco AB, Class A	140	9,664
Atlas Copco AB, Class B	81	4,777
Boliden AB	129	4,978
Electrolux AB, Class B	2	55
Embracer Group AB, Class B (a)	5	56
Epiroc AB, Class A	137	3,474
Epiroc AB, Class B	81	1,714
EQT AB	112	6,048
Essity AB, Class B	6	211
Evolution AB (e)	2	258
Fastighets AB Balder, Class B (a)	1	79
Getinge AB, Class B	2	104
H & M Hennes & Mauritz AB, Class B	8	152
Hexagon AB, Class B	21	332
Husqvarna AB, Class B	87	1,390
Industrivarden AB, Class A	51	1,606
Industrivarden AB, Class C	59	1,862
Investment AB Latour, Class B	31	1,260
Investor AB, Class A	188	4,944
Investor AB, Class B	687	17,236
Kinnevik AB, Class B (a)	91	3,248
L E Lundbergforetagen AB, Class B	29	1,612
Lifco AB, Class B	48	1,445
Lundin Energy AB	2	76
Nibe Industrier AB, Class B	297	4,492
Sagax AB, Class B	2	59
Sandvik AB	235	6,558
Securitas AB, Class B	66	903
Sinch AB (a) (e)	6	73
Skandinaviska Enskilda Banken AB, Class A	614	8,518
Skanska AB, Class B	71	1,828
SKF AB, Class B	80	1,884
Svenska Cellulosa AB SCA, Class B	6	115
Svenska Handelsbanken AB, Class A	550	5,940
Swedbank AB, Class A	341	6,861
Swedish Match AB	17	132
Tele2 AB, Class B	5	76
Telefonaktiebolaget LM Ericsson, Class B	31	341

SECURITY DESCRIPTION	SHARES		VALUE($)

Sweden — continued
Telia Co. AB	28		110
Volvo AB, Class A	42		984
Volvo AB, Class B	298		6,891

			121,348

Switzerland — 17.8%
ABB Ltd. (Registered)	342		13,047
Adecco Group AG (Registered)	32		1,640
Alcon, Inc.	5		469
Bachem Holding AG (Registered), Class B	—	(h)	47
Baloise Holding AG (Registered)	18		2,857
Barry Callebaut AG (Registered)	1		2,959
Chocoladefabriken Lindt & Spruengli AG	—	(h)	5,031
Chocoladefabriken Lindt & Spruengli AG (Registered)	—	(h)	4,962
Cie Financiere Richemont SA (Registered), Class A	110		16,426
Clariant AG (Registered) (a)	2		46
Coca-Cola HBC AG (a)	58		2,003
Credit Suisse Group AG (Registered)	999		9,689
EMS-Chemie Holding AG (Registered)	—	(h)	84
Geberit AG (Registered)	7		6,095
Givaudan SA (Registered)	—	(h)	514
Glencore plc	4,711		24,006
Holcim Ltd. (a)	6		281
Julius Baer Group Ltd.	83		5,569
Kuehne + Nagel International AG (Registered)	11		3,647
Logitech International SA (Registered)	2		153
Lonza Group AG (Registered)	1		659
Nestle SA (Registered)	961		134,119
Novartis AG (Registered)	812		71,390
Partners Group Holding AG	9		14,123
Roche Holding AG	272		113,388
Schindler Holding AG	8		2,276
Schindler Holding AG (Registered)	4		1,128
SGS SA (Registered)	1		4,170
Sika AG (Registered)	2		626
Sonova Holding AG (Registered)	1		226
STMicroelectronics NV	274		13,490
Straumann Holding AG (Registered)	—	(h)	233
Swatch Group AG (The)	6		1,852
Swatch Group AG (The) (Registered)	11		650
Swiss Life Holding AG (Registered)	12		7,262
Swiss Prime Site AG (Registered)	1		80
Swiss Re AG	114		11,224
Swisscom AG (Registered)	—	(h)	157
Temenos AG (Registered)	1		99
UBS Group AG (Registered)	1,326		23,800
VAT Group AG (e)	6		2,789
Vifor Pharma AG	18		3,211
Zurich Insurance Group AG	57		24,848

			531,325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	21

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE($)
Common Stocks — continued
United Arab Emirates — 0%
NMC Health plc (a) (bb) (cc)	16	—

United Kingdom — 15.6%
3i Group plc	367	7,192
abrdn plc	823	2,683
Admiral Group plc	73	3,114
Anglo American plc	610	25,078
Ashtead Group plc	93	7,512
Associated British Foods plc	122	3,329
AstraZeneca plc	574	67,073
Auto Trader Group plc (e)	10	100
AVEVA Group plc	1	60
Aviva plc	1,475	8,219
BAE Systems plc	670	4,998
Barclays plc	6,379	16,248
Barratt Developments plc	11	111
Berkeley Group Holdings plc	1	78
BP plc	4,490	20,120
British American Tobacco plc	23	858
British Land Co. plc (The)	10	69
BT Group plc	95	218
Bunzl plc	70	2,748
Burberry Group plc	85	2,105
CNH Industrial NV	213	4,123
Coca-Cola Europacific Partners plc	59	3,308
Compass Group plc (a)	19	421
Croda International plc	1	203
Diageo plc	673	36,788
Entain plc (a)	6	142
Evraz plc	241	1,968
Ferguson plc	46	8,230
GlaxoSmithKline plc	1,866	40,623
Halma plc	4	175
Hargreaves Lansdown plc	135	2,472
HSBC Holdings plc	7,700	46,499
Imperial Brands plc	10	220
Informa plc (a)	16	110
InterContinental Hotels Group plc (a)	2	123
Intertek Group plc	34	2,564
J Sainsbury plc	18	66
JD Sports Fashion plc	27	78
Johnson Matthey plc	2	57
Kingfisher plc	23	105
Land Securities Group plc	7	79
Legal & General Group plc	2,251	9,088
Lloyds Banking Group plc	26,748	17,370
London Stock Exchange Group plc	124	11,665
M&G plc	982	2,657
Melrose Industries plc	911	1,981
Mondi plc	5	125
National Grid plc	39	557
NatWest Group plc	2,171	6,650
Next plc	1	157
Ocado Group plc (a)	5	116
Pearson plc	8	68

SECURITY DESCRIPTION	SHARES			VALUE($)

United Kingdom — continued
Persimmon plc		3		129
Phoenix Group Holdings plc		243		2,147
Prudential plc		986		17,045
Reckitt Benckiser Group plc		8		652
RELX plc		403		13,158
Rentokil Initial plc		388		3,068
Rio Tinto plc		530		34,953
Rolls-Royce Holdings plc (a)		1,744		2,911
Sage Group plc (The)		11		131
Schroders plc		47		2,272
Segro plc		13		248
Severn Trent plc		3		114
Smith & Nephew plc		9		163
Smiths Group plc		82		1,764
Spirax-Sarco Engineering plc		15		3,342
SSE plc		11		248
St James’s Place plc		203		4,646
Standard Chartered plc		992		6,030
Taylor Wimpey plc		38		90
Tesco plc		82		324
Unilever plc		28		1,477
United Utilities Group plc		8		113
Vodafone Group plc		290		437
Whitbread plc (a)		2		84
WPP plc		13		193

				466,440

Total Common Stocks (Cost $2,429,943)				2,884,412

Preferred Stocks — 1.3%
Germany — 1.1%
Bayerische Motoren Werke AG		33		2,733
FUCHS PETROLUB SE		1		36
Henkel AG & Co. KGaA		2		149
Porsche Automobil Holding SE		87		8,257
Sartorius AG		—	(h)	189
Volkswagen AG		106		21,299

				32,663

South Korea — 0.2%
Samsung Electronics Co. Ltd.		90		5,381

Total Preferred Stocks (Cost $33,010)				38,044

	PRINCIPAL AMOUNT($)
Short-Term Investments —2.0%
Time Deposits — 2.0%
Australia & New Zealand Banking Group Ltd., 0.01%, 01/03/2022		3,156		3,156
Brown Brothers Harriman,
(10.58%), 01/03/2022	SEK	13,414		1,484
(1.61%), 01/03/2022	CHF	8,554		9,387
(0.97%), 01/03/2022	EUR	111		126

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2021

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)			VALUE($)
Short-Term Investments — continued
Time Deposits — continued
0.01%, 01/03/2022		—	(h)	—	(h)
0.01%, 01/04/2022	CAD	—	(h)	—	(h)
0.01%, 01/03/2022	DKK	15,923		2,438
0.01%, 01/04/2022	GBP	—	(h)	—	(h)
0.03%, 01/03/2022	NOK	1,273		145
Citibank NA,
(0.97%), 01/03/2022	EUR	18,622		21,201
0.01%, 01/03/2022		132		132
0.01%, 01/04/2022	GBP	7,638		10,338
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2022	JPY	161,377		1,403
0.01%, 01/03/2022		9,714		9,714

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE($)

Time Deposits — continued
Sumitomo Mitsui Trust Bank Ltd., 0.01%, 01/03/2022	183	183

Total Short-Term Investments (Cost $59,707)		59,707

Total Investments — 99.8% (Cost — $2,522,660)		2,982,163

Other Assets in Excess of Liabilities — 0.2%		8,325

NET ASSETS — 100.0%		$2,990,488

Percentages indicated are based on net assets

Futures contracts outstanding as of December 31, 2021:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Amsterdam Index	6	01/2022	EUR	1,053	37
Euro STOXX 50 Index	682	03/2022	EUR	32,898	393
FTSE 100 Index	190	03/2022	GBP	18,798	38
MSCI Emerging Markets Index	12	03/2022	USD	738	(3)
TOPIX Index	5	03/2022	JPY	865	1

Total unrealized appreciation (depreciation)					466

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CVA	— Dutch Certification
GDR	— Global Depositary Receipt
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.

(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	23

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, December 31, 2021

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	15.1%

Banks	11.7%

Semiconductors	7.7%

Insurance	6.8%

Electric	6.6%

Food	6.0%

Auto Manufacturers	5.0%

Mining	4.3%

Oil & Gas	3.7%

Home Furnishings	3.4%

Beverages	3.1%

Apparel	3.0%

Commercial Services	1.7%

Diversified Financial Services	1.6%

Electrical Components & Equipment	1.5%

Investment Companies	1.5%

Transportation	1.3%

Miscellaneous Manufacturers	1.3%

Aerospace/Defense	1.2%

Toys/Games/Hobbies	1.1%

Machinery — Diversified	1.1%

Others (Each less than 1.0%)	9.3%

Short-Term Investments	2.0%

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2021

[THIS PAGE INTENTIONALLY LEFT BLANK]

DECEMBER 31, 2021	SIX CIRCLES TRUST	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021

(Amounts in thousands, except per share amounts)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$5,134,838
Deposits at broker for futures contracts	1,612
Prepaid expenses	13
Receivables:
Fund shares sold	5,513
Interest and dividends from non-affiliates	2,032
Tax reclaims	13
Other assets	5

Total Assets	5,144,026

LIABILITIES:
Payables:
Due to custodian — cash	1
Investment securities purchased	29,930
Fund shares redeemed	147
Variation margin on futures contracts	135
Accrued liabilities:
Investment advisory fees	165
Administration fees	105
Custodian and accounting fees	146
Trustees’ fees	1
Registration and filing fees	198
Other	63

Total Liabilities	30,891

Net Assets	$5,113,135

NET ASSETS:
Paid-in capital	$3,986,592
Total distributable earnings (loss)	1,126,543

Total Net Assets	$5,113,135

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	306,101
Net Asset Value, offering and redemption price per share (a):	$16.70
Cost of investments in non-affiliates	$3,984,832

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Managed Equity Portfolio International Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$2,982,163
Deposits at broker for futures contracts	4,070
Prepaid expenses	5
Receivables:
Investment securities sold	14
Fund shares sold	3,267
Interest and dividends from non-affiliates	977
Tax reclaims	5,387

Total Assets	2,995,883

LIABILITIES:
Payables:
Due to custodian — cash	2
Due to custodian — foreign currency	7
Investment securities purchased	4,557
Fund shares redeemed	104
Variation margin on futures contracts	76
Accrued liabilities:
Investment advisory fees	121
Administration fees	62
Custodian and accounting fees	295
Trustees’ fees	1
Registration and filing fees	105
Other	65

Total Liabilities	5,395

Net Assets	$2,990,488

NET ASSETS:
Paid-in capital	$2,562,773
Total distributable earnings (loss)	427,715

Total Net Assets	$2,990,488

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	230,968
Net Asset Value, offering and redemption price per share (a):	$12.95
Cost of investments in non-affiliates	$2,522,660

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(Amounts in thousands)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2
Dividend income from non-affiliates	45,699
Foreign taxes withheld	(12)

Total investment income	45,689

EXPENSES:
Investment advisory fees	9,029
Administration fees	269
Custodian and accounting fees	429
Professional fees	102
Trustees’ fees	93
Printing and mailing costs	38
Registration and filing fees	246
Transfer agency fees	27
Interest expense	3
Other	20

Total expenses	10,256

Less advisory fees waived	(7,587)

Net expenses	2,669

Net investment income (loss)	43,020

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	131,172
Futures contracts	5,655

Net realized gain (loss)	136,827

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	660,463
Futures contracts	170

Change in net unrealized appreciation (depreciation)	660,633

Net realized/unrealized gains (losses)	797,460

Change in net assets resulting from operations	$840,480

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2021

Six Circles Managed Equity Portfolio International Unconstrained Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$62,739
Foreign taxes withheld	(6,227)

Total investment income	56,512

EXPENSES:
Investment advisory fees	5,005
Administration fees	161
Custodian and accounting fees	752
Professional fees	93
Trustees’ fees	54
Printing and mailing costs	18
Registration and filing fees	136
Transfer agency fees	27
Interest expense	187
Other	12

Total expenses	6,445

Less advisory fees waived	(4,011)

Net expenses	2,434

Net investment income (loss)	54,078

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	83,882
Futures contracts	5,822
Foreign currency transactions	(1,335)
Forward foreign currency exchange contracts	(46)

Net realized gain (loss)	88,323

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	190,364
Futures contracts	421
Foreign currency translations	(330)

Change in net unrealized appreciation (depreciation)	190,455

Net realized/unrealized gains (losses)	278,778

Change in net assets resulting from operations	$332,856

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	29

STATEMENTS OF CHANGES

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$43,020	$28,886
Net realized gain (loss)	136,827	28,822
Change in net unrealized appreciation (depreciation)	660,633	376,202

Change in net assets resulting from operations	840,480	433,910

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(198,144)	(65,182)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,389,287	292,159

NET ASSETS:
Change in net assets	3,031,623	660,887
Beginning of year	2,081,512	1,420,625

End of year	$5,113,135	$2,081,512

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,610,690	$685,743
Distributions reinvested	197,606	65,182
Cost of shares redeemed	(419,009)	(458,766)

Total change in net assets resulting from capital transactions	$2,389,287	$292,159

SHARE TRANSACTIONS:
Issued	168,736	58,727
Reinvested	12,153	4,758
Redeemed	(26,298)	(41,110)

Change in Shares	154,591	22,375

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Six Circles Managed Equity Portfolio International Unconstrained Fund
	Year Ended December 31, 2021	Year Ended December 31, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,078	$22,282
Net realized gain (loss)	88,323	(113,990)
Change in net unrealized appreciation (depreciation)	190,455	229,242

Change in net assets resulting from operations	332,856	137,534

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(55,626)	(24,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,324,635	373,969

NET ASSETS:
Change in net assets	1,601,865	486,997
Beginning of year	1,388,623	901,626

End of year	$2,990,488	$1,388,623

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,471,056	$688,801
Distributions reinvested	55,492	24,506
Cost of shares redeemed	(201,913)	(339,338)

Total change in net assets resulting from capital transactions	$1,324,635	$373,969

SHARE TRANSACTIONS:
Issued	116,971	75,174
Reinvested	4,461	2,236
Redeemed	(16,384)	(39,169)

Change in Shares	105,048	38,241

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December 31, 2021	$13.74	$0.19	$3.46	$3.65	$(0.15)	$(0.54)	$(0.69)
Year Ended December 31, 2020	11.00	0.21	2.99	3.20	(0.20)	(0.26)	(0.46)
Period Ended December 31, 2019*	10.00	0.14	1.05	1.19	(0.12)	(0.07)	(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.70	26.68%	$5,113,135	0.07%	1.19%	0.28%	26.74%
13.74	29.09	2,081,512	0.09	1.79	0.30	54.88
11.00	11.90	1,420,625	0.11	1.94	0.33	44.20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance:
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December 31, 2021	$11.03	$0.34	(e)	$1.83	$2.17	$(0.25)	$—	$(0.25)
Year Ended December 31, 2020	10.28	0.21		0.74	0.95	(0.20)	—	(0.20)
Period Ended December 31, 2019*	10.00	0.20		0.24	0.44	(0.16)	—	(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.134% of average net assets for the year ended December 31, 2021.
(f)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(g)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.95	19.76%	$2,990,488	0.12	%(f)	0.11%	2.70	%(e)	0.32%	32.44%
11.03	9.25	1,388,623	0.20		0.19	2.22		0.40	91.56
10.28	4.41	901,626	0.26	(g)	0.26	2.86		0.48	62.67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	SIX CIRCLES TRUST	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund are two separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. The Funds are classified as “non-diversified” funds. Each Fund currently offers one class of shares. The Funds commenced operations on April 10, 2019.

The investment objective of each of the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund is to provide capital appreciation.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged a Sub-Adviser to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has appointed the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but

36	SIX CIRCLES TRUST	DECEMBER 31, 2021

not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$29,466	$—	$—	$29,466
Communications	1,138,870	—	—	1,138,870
Consumer Cyclical	277,287	—	—	277,287
Consumer Non-cyclical	1,233,836	—	—	1,233,836
Energy	122,937	—	—	122,937
Financial	221,221	—	—	221,221
Industrial	338,014	—	—	338,014
Technology	1,677,196	—	—	1,677,196
Utilities	35,360	—	—	35,360

Total Common Stocks	5,074,187	—	—	5,074,187

Short-Term Investments
Time Deposits	—	60,651	—	60,651

Total Investments in Securities	$5,074,187	$60,651	$—	$5,134,838

Appreciation in Other Financial Instruments
Futures contracts	$425	$—	$—	$425

DECEMBER 31, 2021	SIX CIRCLES TRUST	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

Six Circles Managed Equity Portfolio International Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$29,659	$—	$29,659
Austria	—	16,175	—	16,175
Belgium	—	40,417	—	40,417
Chile	—	3,383	—	3,383
Denmark	—	124,663	—	124,663
Finland	—	41,638	—	41,638
France	4,934	395,318	—	400,252
Germany	3,151	310,793	—	313,944
Ireland	—	22,835	—	22,835
Italy	—	138,556	—	138,556
Japan	—	155,058	—	155,058
Jordan	—	1,936	—	1,936
Luxembourg	—	10,457	—	10,457
Netherlands	332	266,591	—	266,923
Norway	35	27,051	—	27,086
Poland	507	—	—	507
Portugal	70	10,477	—	10,547
South Korea	—	46,110	—	46,110
Spain	—	115,153	—	115,153
Sweden	—	121,348	—	121,348
Switzerland	9,993	521,332	—	531,325
United Arab Emirates	—	—	—	—
United Kingdom	3,308	463,132	—	466,440

Total Common Stocks	22,330	2,862,082	—	2,884,412

Preferred Stocks
Germany	—	32,663	—	32,663
South Korea	—	5,381	—	5,381

Total Preferred Stocks	—	38,044	—	38,044

Short-Term Investments
Time Deposits	—	59,707	—	59,707

Total Investments in Securities	$22,330	$2,959,833	$—	$2,982,163

Appreciation in Other Financial Instruments
Futures contracts	$469	$—	$—	$469

Depreciation in Other Financial Instruments
Futures contracts	$(3)	$—	$—	$(3)

There were no significant transfers into or out of level 3 for the year ended December 31, 2021 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Funds used derivative instruments including futures, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract

38	SIX CIRCLES TRUST	DECEMBER 31, 2021

terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Note C(1) – C(2) below describe the various derivatives used by the Funds.

(1) Futures Contracts — The Funds used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2) Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of December 31, 2021, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

DECEMBER 31, 2021	SIX CIRCLES TRUST	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

(3) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2021, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$425

Six Circles Managed Equity Portfolio International Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$469

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(3)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs.
The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2021, by primary underlying risk exposure (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,655

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$170

Six Circles Managed Equity Portfolio International Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$5,822	$—	$5,822
Foreign exchange contracts	—	(46)	(46)

Total	$5,822	$(46)	$5,776

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$421

40	SIX CIRCLES TRUST	DECEMBER 31, 2021

Derivatives Volume

The table below disclose the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2021 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Futures Contracts:
Average Notional Amount Long	$24,748	$33,426
Average Notional Amount Short	—	621	(a)
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	—	2,196	(a)
Average Principal Amount Sold	—	473	(b)

(a)	Positions were open for 1 month during the year.
(b)	Positions were open for 2 months during the year.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

F. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open periods, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2021, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

DECEMBER 31, 2021	SIX CIRCLES TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

G. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

H. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Annual	Annual
Six Circles Managed Equity Portfolio International Unconstrained Fund	Annual	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”) currently serves as the Sub-Adviser to the Funds. The Sub-Adviser is paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreement.

The Adviser engaged Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3G and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

The Administrator has entered into an agreement with State Street Corporation (“State Street”) under which State Street will acquire the Administrator’s Investor Services business; which includes its custody, fund accounting and administration, transfer agency, depositary, foreign exchange, trustee and securities lending services. The transaction is expected to be completed in the second quarter of 2022, subject to customary closing conditions and regulatory approvals.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2022, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2022, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding

42	SIX CIRCLES TRUST	DECEMBER 31, 2021

acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	0.45%
Six Circles Managed Equity Portfolio International Unconstrained Fund	0.50%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2022, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2021, there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

G. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security.

During the year ended December 31, 2021, the aggregate value of purchase and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$1,270	$1,272	$(105)
Six Circles Managed Equity Portfolio International Unconstrained Fund	2,249	13,280	1,008

4. Investment Transactions

During the year ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$3,182,419	$953,033	$—	$—
Six Circles Managed Equity Portfolio International Unconstrained Fund	1,937,225	632,440	—	—

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since the Funds are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Funds. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2021, the Six Circles Managed Equity Portfolio International Unconstrained Fund had non-U.S. country allocations representing greater than 10% of Net Assets as follows:

France	Germany	Switzerland	United Kingdom
13.4%	11.6%	17.8%	15.6%

As of December 31, 2021, a significant portion of the Six Circles Managed Equity Portfolio International Unconstrained Fund net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

DECEMBER 31, 2021	SIX CIRCLES TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

The value of the Funds’ investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Funds’ investments, increase the Funds’ volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken, and may continue to take, actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on the Funds’ investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6. Income Taxes and Distributions to Shareholders

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$4,018,074	$1,226,863	$(109,674)	$1,117,189
Six Circles Managed Equity Portfolio International Unconstrained Fund	2,561,472	513,902	(92,745)	421,157

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, REITs, straddle loss deferrals, and wash sale loss deferrals.

44	SIX CIRCLES TRUST	DECEMBER 31, 2021

The tax character of distributions paid during the year ended December 31, 2021 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$104,256	$93,888	$—	$198,144
Six Circles Managed Equity Portfolio International Unconstrained Fund	55,626	—	—	55,626

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$45,428	$19,754	$—	$65,182
Six Circles Managed Equity Portfolio International Unconstrained Fund	24,506	—	—	24,506

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$5,638	$3,715	$—	$1,117,190
Six Circles Managed Equity Portfolio International Unconstrained Fund	8,498	(1,765)	—	420,982

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark to market futures contracts, straddle loss deferrals, and wash sale loss deferrals.

As of December 31, 2021, the following Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio International Unconstrained Fund	$822	$943

During the year ended December 31, 2021, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio International Unconstrained Fund	$(68,305)	$(26,102)

The Six Circles Managed Equity Portfolio International Unconstrained Fund has calculated an excise liability in the amount of $229,021 associated with the December 31, 2021 year end Federal income tax calculation.

7. Ownership Concentration

As of December 31, 2021, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

8. New Accounting Pronouncement

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and in addition to these and other requirements, to maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. As the Funds come into compliance, the Funds’ approach to asset segregation and coverage requirements will be impacted. Management expects the adoption of this guidance will not have a material impact on the Funds’ financial statements.

DECEMBER 31, 2021	SIX CIRCLES TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (continued)

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that need disclosure.

46	SIX CIRCLES TRUST	DECEMBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund (two of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the two years in the period ended December 31, 2021 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 28, 2022

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

DECEMBER 31, 2021	SIX CIRCLES TRUST	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund on July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Actual	$1,000.00	$1,096.10	$0.42	0.08%
Hypothetical	1,000.00	1,024.80	0.41	0.08
Six Circles Managed Equity Portfolio International Unconstrained Fund
Actual	1,000.00	1,058.50	0.62	0.12
Hypothetical	1,000.00	1,024.60	0.61	0.12

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

48	SIX CIRCLES TRUST	DECEMBER 31, 2021

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2021:

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Record Date	12/16/2021	12/16/2021
Payable Date	12/20/2021	12/20/2021
Ordinary Income:
Qualified Dividend Income for Individuals	42.59%	90.96%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	42.09%	—
Foreign Source Income	—	100.00%
Foreign Tax Paid Per Share	—	0.026322962
Interest from Tax-Exempt Obligations	—	—
Interest from Federal Obligations	—	—
Long-Term Capital Gain Dividend	0.306722	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

DECEMBER 31, 2021	SIX CIRCLES TRUST	49

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11	Independent Trustee, Lottery.com (October 2021-present); Director, Operation Hope (2015–2016; 2020–present); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present)	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC

Neil Medugno (1957); Trustee since inception	Retired; Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust (2021-present)

Steven R. Meier (1961): Trustee since August 17th, 2021	Interim Chief Investment Officer, Assistant Treasurer — Senior Principal Investment Officer, Connecticut Office of the State Treasurer (Investment Management) (2019–August 2021); EVP, Chief Investment Officer — Global Fixed Income, Currency and Cash Management, State Street Global Advisors (Investment Management) (June 2013–April 2017).	11	Director, Connecticut Green Bank; Director, Connecticut Innovations

Lauren K. Stack (1963); Trustee since inception	Head of Operations, HyperSpectral APD (medical diagnostics) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present); Chief Operating Officer, Corcoran Gallery of Art (2011–2015).	11	Independent Trustee, Virginia 529; Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation; Director, Capitol Post
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.

(1)	The Trustee serve for an indefinite term.
(2)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

50	SIX CIRCLES TRUST	DECEMBER 31, 2021

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-present); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present)

DECEMBER 31, 2021	SIX CIRCLES TRUST	51

Feb 2021

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2021. All rights reserved. December 31, 2021.

Item 2.	Code of Ethics.

As of the period ended December 31, 2021 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (212) 464-2070.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Neil Medugno possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Neil Medugno as the Registrant’s audit committee financial expert. Neil Medugno is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The following fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm, are for services rendered for the fiscal years ended December 31, 2021 and December 31, 2020;

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $429,202 for 2021 and $438,212 for 2020.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 for 2021 and $0 for 2020.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning was $ 95,279 for 2021 and $110,279 for 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2021 and $0 for 2020.

The other services provided to the Registrant consisted of examinations pursuant to Rule 17f-2 of the Investment Company Act of 1940, as amended and filings of Form N-17f-2 “Certificate of Accounting of Securities and Similar Investments in the Custody of Management Investment Companies” with the U.S. Securities and Exchange Commission (“17f-2 Services”) in addition to audit services, tax services and 17f-2 Services provided to other series of the Registrant.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0%; Tax Fees were 100%; and Other Fees were 0%.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 for 2021 and $0 for 2020.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable

Item 6.	Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item	9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Six Circles Trust

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title:	President - Principal Executive Officer
Date:	February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title:	President - Principal Executive Officer
Date:	February 28, 2022

By: (Signature and Title)

/s/ Gregory McNeil
Gregory McNeil
Title:	Treasurer - Principal Financial Officer
Date:	February 28, 2022